UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-833-7113

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

AZL® BlackRock Capital Appreciation Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Capital Appreciation Fund and BlackRock Capital Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013 the AZL® BlackRock Capital Appreciation Fund returned 33.44%1. That compared to a 33.48% return for its benchmark, the Russell 1000® Growth Index2.

U.S. stocks posted very strong performance during the period. Equity markets posted strong returns early in the period before pulling back after a May announcement by Federal Reserve Chairman Ben Bernanke that the Fed may begin tapering its quantitative easing efforts. Stocks regained their upward momentum as the Fed appeared less likely to begin tapering during the period, and finished off the year with strong gains. Late in the year, news that Congress was making progress on a budget agreement helped buoy markets, as did a series of better-than-expected economic data, including upward revisions to third-quarter gross domestic product3 growth. All told, the S&P 500 Index4 posted its largest annual return since 1995.

The strength of the recovering economy helped improve cyclical sectors, which were among the best performers during the period. The information technology and industrial sectors outperformed the markets, while defensive sectors lagged.

The Fund slightly underperformed its benchmark during the 12-month period. The largest detractor of relative performance was stock selection in the health care sector, particularly due to holdings of a pharmacy benefit manager, which saw its share price drop after missing revenue targets early in the period. The subsequent rally in the stock was largely offset by uncertainty surrounding a shift by large employers toward private health insurance exchanges in the third quarter. Meanwhile, the Fund was also hurt by its exposure to a drug maker that faced delays in rolling out a new product. The energy sector also detracted from the Fund’s relative performance, as many of the Fund’s holdings traded lower due to the decline in commodity prices.*

Contributing positively to the Fund’s relative performance was stock selection within the information technology sector. Some of the holdings in that sector were the Fund’s best performers during the period—most notably an Internet firm that benefited from its partial ownership of a strong-performing Asian Internet company. The Fund’s underweight position in an American technology firm was yet another positive factor in this sector as the company’s share price suffered when it missed earnings expectations for the first time since 2005.*

The Fund’s overweight position in the consumer discretionary sector helped improve relative performance, mainly due to stock selection in that sector that aided the Fund’s performance, with a media company and an Asian casino operator acting as the main drivers of outperformance. The former benefited from strong earnings and a doubling of its stock repurchase program, while the latter benefited from growth in the mass market in China. An underweight position in consumer staples contributed positively to relative performance, as that defensive sector lagged the benchmark due to a larger appetite for risk among investors.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
[3]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
[4]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that the Subadviser believes have exhibited above-average growth rates in earnings over the long term.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)
AZL® BlackRock Capital Appreciation Fund	33.44%[1]	11.32%	17.37%	7.87%
Russell 1000® Growth Index	33.48%	16.45%	20.39%	9.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Capital Appreciation Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL BlackRock Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,235.00	$5.63	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	33.0%
Consumer Discretionary	28.2
Industrials	13.5
Health Care	13.0
Energy	3.4
Financials	3.2
Consumer Staples	2.3
Materials	2.0
Telecommunication Services	1.3

Total Common Stock	99.9
Securities Held as Collateral for Securities on Loan	1.5
Money Market	0.5

Total Investment Securities	101.9
Net other assets (liabilities)	(1.9)

Net Assets	100.0%

3

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (99.9%):
Aerospace & Defense (5.2%):
86,662	Precision Castparts Corp.	$23,338,077
122,838	United Technologies Corp.	13,978,964

		37,317,041

Auto Components (0.9%):
106,665	Delphi Automotive plc	6,413,766

Biotechnology (6.0%):
200,692	Gilead Sciences, Inc.*	15,082,004
44,648	Regeneron Pharmaceuticals, Inc.*	12,288,916
133,815	United Therapeutics Corp.*	15,131,800

		42,502,720

Chemicals (2.0%):
44,411	Eastman Chemical Co.	3,583,968
91,042	Monsanto Co.	10,610,945

		14,194,913

Consumer Finance (0.9%):
111,452	Discover Financial Services	6,235,739

Diversified Financial Services (2.3%):
33,528	IntercontinentalExchange Group, Inc.	7,541,118
112,323	Moody’s Corp.	8,813,986

		16,355,104

Diversified Telecommunication Services (1.3%):
359,416	Vivendi	9,507,284

Electrical Equipment (4.0%):
226,337	Eaton Corp. plc	17,228,772
40,460	Roper Industries, Inc.	5,610,993
103,488	Solarcity Corp.*	5,880,188

		28,719,953

Energy Equipment & Services (1.1%):
143,166	FMC Technologies, Inc.*	7,474,697

Food Products (1.0%):
197,211	Mondelez International, Inc., Class A	6,961,548

Health Care Equipment & Supplies (1.7%):
32,020	Intuitive Surgical, Inc.*	12,298,242

Hotels, Restaurants & Leisure (4.1%):
154,041	Melco Crown Entertainment, Ltd., ADR*	6,041,488
158,421	Starbucks Corp.	12,418,623
55,316	Wynn Resorts, Ltd.	10,742,920

		29,203,031

Internet & Catalog Retail (7.5%):
66,513	Amazon.com, Inc.*	26,524,719
151,809	Expedia, Inc.	10,575,015
14,184	Priceline.com, Inc.	16,487,482

		53,587,216

Internet Software & Services (17.4%):
94,500	AOL, Inc.*	4,405,590
134,693	eBay, Inc.*	7,393,299
88,282	Facebook, Inc., Class A*	4,825,496
30,143	Google, Inc., Class A*	33,781,559
69,207	LinkedIn Corp., Class A*	15,006,154
143,296	SINA Corp.*	12,072,688
481,307	Yahoo!, Inc.*	19,464,055
199,830	Yandex NV*	8,622,665

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
186,880	Yelp, Inc.*	$12,885,375
188,595	Youku.com, Inc., ADR*	5,714,429

		124,171,310

IT Services (6.9%):
40,016	Alliance Data Systems Corp.*^	10,521,407
10,478	MasterCard, Inc., Class A	8,753,950
132,233	Visa, Inc., Class A	29,445,644

		48,721,001

Media (11.8%):
413,715	Comcast Corp., Class A	21,498,701
203,690	Liberty Global plc, Class A*	18,126,373
3,375,872	Sirius XM Holdings, Inc.*	11,781,793
244,256	Time Warner, Inc.	17,029,528
203,746	Walt Disney Co. (The)	15,566,194

		84,002,589

Oil, Gas & Consumable Fuels (2.3%):
141,247	Cabot Oil & Gas Corp.	5,474,734
44,762	Concho Resources, Inc.*	4,834,296
228,872	Laredo Petroleum Holdings, Inc.*	6,337,465

		16,646,495

Personal Products (1.3%):
119,027	Estee Lauder Co., Inc. (The), Class A	8,965,114

Pharmaceuticals (5.3%):
280,444	Abbvie, Inc.	14,810,247
64,844	Allergan, Inc.	7,202,872
134,535	Valeant Pharmaceuticals International, Inc.*	15,794,409

		37,807,528

Professional Services (1.0%):
112,299	Verisk Analytics, Inc., Class A*	7,380,290

Road & Rail (3.2%):
33,974	Canadian Pacific Railway, Ltd.	5,140,946
103,810	Union Pacific Corp.	17,440,080

		22,581,026

Software (5.0%):
350,605	Autodesk, Inc.*	17,645,949
147,002	Splunk, Inc.*	10,094,627
275	Verint Systems, Inc.*	11,809
85,184	VMware, Inc., Class A*	7,641,857

		35,394,242

Specialty Retail (1.3%):
112,088	CarMax, Inc.*	5,270,377
36,085	Lumber Liquidators Holdings, Inc.*	3,712,786

		8,983,163

Textiles, Apparel & Luxury Goods (2.6%):
41,548	Michael Kors Holdings, Ltd.*	3,373,282
192,608	Nike, Inc., Class B	15,146,693

		18,519,975

Trading Companies & Distributors (0.1%):
10,126	United Rentals, Inc.*	789,322

Wireless Telecommunication Services (3.7%):
583,753	SoftBank Corp., ADR^	25,574,219

Total Common Stocks (Cost $541,983,557)		710,307,528

Continued

4

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (1.5%):
$10,584,981	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$10,584,981

Total Securities Held as Collateral for Securities on Loan (Cost $10,584,981)		10,584,981

Unaffiliated Investment Company (0.5%):
3,545,347	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	3,545,347

Total Unaffiliated Investment Company (Cost $3,545,347)		3,545,347

Total Investment Securities
(Cost $556,113,885)(c) — 101.9%		724,437,856
Net other assets (liabilities) — (1.9)%		(13,304,859)

Net Assets — 100.0%		$711,132,997

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $10,481,506.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.
(b)	The rate represents the effective yield at December 31, 2013.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Canada	2.9%
Cayman Islands	2.5%
France	1.3%
Hong Kong	1.3%
Ireland (Republic of)	2.4%
Japan	3.5%
Netherlands	1.2%
United Kingdom	0.9%
United States	84.0%

100.0%

See accompanying notes to the financial statements.

5

AZL BlackRock Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$556,113,885

Investment securities, at value*	$724,437,856
Interest and dividends receivable	451,274
Receivable for capital shares issued	2,983
Receivable for investments sold	7,138,707
Reclaims receivable	403

Total Assets	732,031,223

Liabilities:
Payable for investments purchased	8,955,378
Payable for capital shares redeemed	730,696
Payable for collateral received on loaned securities	10,584,981
Manager fees payable	410,377
Administration fees payable	23,687
Distribution fees payable	146,562
Custodian fees payable	6,103
Administrative and compliance services fees payable	2,774
Trustee fees payable	21
Other accrued liabilities	37,647

Total Liabilities	20,898,226

Net Assets	$711,132,997

Net Assets Consist of:
Capital	$484,766,060
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	58,042,966
Net unrealized appreciation/(depreciation) on investments	168,323,971

Net Assets	$711,132,997

Shares of beneficial interest (unlimited number of shares authorized, no par value)	37,494,448
Net Asset Value (offering and redemption price per share)	$18.97

*	Includes securities on loan of $10,481,506.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$4,777,530
Interest	824
Income from securities lending	109,622
Foreign withholding tax	(4,393)

Total Investment Income	4,883,583

Expenses:
Manager fees	4,998,379
Administration fees	190,072
Distribution fees	1,561,991
Custodian fees	26,051
Administrative and compliance services fees	12,477
Trustee fees	32,200
Professional fees	32,690
Shareholder reports	41,499
Other expenses	17,884

Total expenses before reductions	6,913,243
Less expenses voluntarily waived/reimbursed by the Manager	(624,792)
Less expenses paid indirectly	(47,127)

Net expenses	6,241,324

Net Investment Income/(Loss)	(1,357,741)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	128,641,753
Change in net unrealized appreciation/depreciation on investments	55,425,199

Net Realized/Unrealized Gains/(Losses) on Investments	184,066,952

Change in Net Assets Resulting From Operations	$182,709,211

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL BlackRock Capital Appreciation Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$(1,357,741)	$3,318,025
Net realized gains/(losses) on investment transactions	128,641,753	13,671,717
Change in unrealized appreciation/depreciation on investments	55,425,199	49,401,218

Change in net assets resulting from operations	182,709,211	66,390,960

Dividends to Shareholders:
From net investment income	(3,318,026)	(227,841)

Change in net assets resulting from dividends to shareholders	(3,318,026)	(227,841)

Capital Transactions:
Proceeds from shares issued	39,281,631	70,471,104
Proceeds from dividends reinvested	3,318,026	227,841
Value of shares redeemed	(68,680,901)	(56,658,353)

Change in net assets resulting from capital transactions	(26,081,244)	14,040,592

Change in net assets	153,309,941	80,203,711
Net Assets:
Beginning of period	557,823,056	477,619,345

End of period	$711,132,997	$557,823,056

Accumulated net investment income/(loss)	$—	$3,317,989

Share Transactions:
Shares issued	2,445,729	5,093,938
Dividends reinvested	198,803	15,866
Shares redeemed	(4,183,127)	(4,072,115)

Change in shares	(1,538,595)	1,037,689

See accompanying notes to the financial statements.

7

AZL BlackRock Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$14.29	$12.57	$13.83	$11.73		$8.66

Investment Activities:
Net Investment Income/(Loss)	(0.03)	0.09	0.01	(0.01)		0.01
Net Realized and Unrealized Gains/(Losses) on Investments	4.80	1.64	(1.27)	2.24		3.06

Total from Investment Activities	4.77	1.73	(1.26)	2.23		3.07

Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.01)	—	(0.01)		—	(a)
Net Realized Gains	—	—	—	(0.12)		—
Return of Capital	—	—	—	—	(a)	—

Total Dividends	(0.09)	(0.01)	—	(0.13)		—	(a)

Net Asset Value, End of Period	$18.97	$14.29	$12.57	$13.83		$11.73

Total Return(b)	33.44%	13.73%	(9.11)%	19.20%		35.46%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$711,133	$557,823	$477,619	$562,801		$489,930
Net Investment Income/(Loss)	(0.22)%	0.62%	0.05%	(0.06)%		0.11%
Expenses Before Reductions(c)	1.11%	1.11%	1.13%	1.13%		1.15%
Expenses Net of Reductions	1.00%	1.01%	1.02%	1.00%		1.07%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.01%	1.01%	1.02%	1.00%		1.07%
Portfolio Turnover Rate(e)	161%	62%	81%	80	%(f)	80	%(g)

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 81%.

(g)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 102%.

See accompanying notes to the financial statements.

8

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Capital Appreciation Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $11.9 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $10,618 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Capital Management, Inc. (“BlackRock Capital”), BlackRock Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the

10

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $7,852 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks
Diversified Telecommunication Services	$—	$9,507,284	$9,507,284
All Other Common Stocks+	700,800,244		700,800,244
Securities Held as Collateral for Securities on Loan	—	10,584,981	10,584,981
Unaffiliated Investment Company	3,545,347	—	3,545,347

Total Investment Securities	$704,345,591	$20,092,265	$724,437,856

11

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Capital Appreciation Fund	$993,077,180	$1,001,859,964

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $557,365,881. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$169,444,033
Unrealized depreciation	(2,372,058)

Net unrealized appreciation/(depreciation)	$167,071,975

During the year ended December 31, 2013, the Fund utilized $68,940,964 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Capital Appreciation Fund	$3,317,990	$36	$3,318,026

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Capital Appreciation Fund	$227,841	$—	$227,841

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Capital Appreciation Fund	$—	$59,294,962	$—	$167,071,975	$226,366,937

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL BlackRock Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $36.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory

17

Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® BlackRock Global Allocation Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Global Allocation Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013 the AZL® BlackRock Global Allocation Fund returned 14.11%. That compared to a 13.42% return for the Fund’s Balanced Composite Index. The benchmark is comprised of 36% S&P 500 Index1; 24% FTSE All-World ex U.S. Index2 (Excluding U.S.); 24% BofA Merrill Lynch 5-Year U.S. Treasury Bond Index3; and 16% Citigroup Non-U.S. Dollar World Government Bond Index4.

In general, equity markets strongly outperformed fixed income markets for the 12-month period. Investors maintained their appetite for riskier assets as the global economy continued on a slow path to recovery, driven mostly by the recovering U.S. economy. Meanwhile, news in May reported that the U.S. Federal Reserve (the “Fed”) may reduce its efforts toward quantitative easing created concern surrounding global liquidity, which negatively affected many fixed income markets around the world. Midway through the period, market volatility increased due in part to escalations in the Egyptian revolution and the civil war in Syria. In addition, concerns that the United States would enter a technical default as it neared its debt limit late in the third quarter added to volatility in global markets. Nevertheless, a budget resolution that allowed the U.S. federal government to reopen and meet its debt obligations helped spur equities to strong gains late in the period.

The Fund outperformed its comparative composite performance benchmark for the period under review primarily due to a combination of stock selection, country, sector, and currency allocation and an overall underweight allocation to fixed income. From a country perspective, stock selection in Japan, Hong Kong, and Europe helped boost the Fund’s relative performance, as did the overweight position in Japan. From a sector perspective, stock selection in the information technology, industrials and consumer discretionary sectors all contributed positively to returns. Additionally, stock selection and an overweight position to the health care sector as well as stock selection and an underweight position in consumer staples benefited the Fund’s relative performance. Within the Fund’s fixed income allocation, an overweight position in convertible bonds and U.S. corporate bonds boosted the Fund’s returns. Moreover, from a currency perspective, underweight positions to the Japanese Yen and the Australian dollar boosted performance as those two currencies struggled during the period.*

The Fund’s relative performance was hurt by stock selection and an underweight position in U.S. equities. In particular, stock selection and an overweight position in the materials sector dragged on relative returns. The sector was notably weighed down by poor performance among gold-related securities. Within fixed income, an overweight position in Brazilian sovereign bonds weighed on returns as that country was negatively impacted by the global liquidity concerns brought about by news that the Fed may reduce its quantitative easing efforts. The Fund’s overweight position in cash, used to balance portfolio volatility and to fund new opportunities, also weighed on returns.*

The Fund uses derivatives to boost performance and as a hedge to protect the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund’s use of derivatives during the period added modestly to relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Financial Times Stock Exchange All-World ex U.S. Index (“FTSE World Index”) is part of a range of indexes designed to help United States investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
[3]	The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond.
[4]	The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States.

Investors cannot invest directly in an index.

1

AZL® BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a portfolio of equity, debt and money market securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

		Since
	1	Inception
	Year	(1/10/12)
AZL® BlackRock Global Allocation Fund	14.11%	10.70%
Balanced Composite Index	13.42%	11.58%
S&P 500 Index	32.39%	22.54%
FTSE All-World ex U.S. Index	15.63%	15.83%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	-2.42%	-0.08%
Citigroup Non-U.S. Dollar World Government Bond Index	-4.56%	-1.15%
Barclays U.S. Aggregate Bond Index	-2.02%	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Global Allocation Fund	1.15%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.19% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 36% Standard & Poor’s 500 Index (“S&P 500”); 24% FTSE All-World ex U.S. Index; 24% BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE All-World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL BlackRock Global Allocation Fund	$1,000.00	$1,096.50	$5.87	1.11%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL BlackRock Global Allocation Fund	$1,000.00	$1,019.61	$5.65	1.11%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Common Stock	64.4%
U.S. Treasury Obligation	18.2
Foreign Bond	7.0
Yankee Dollar	2.1
Corporate Bond	2.1
Convertible Bond	1.8
Securities Held as Collateral for Securities on Loan	1.5
Preferred Stock	1.4
Exchange Traded Fund	1.1
Other Investments	2.0

Total Investment Securities	101.6
Net other assets (liabilities)	(1.6)

Net Assets	100.0%

Investments	Percent of net assets
United States	58.0%
Japan	9.4
United Kingdom	6.3
Germany	3.9
France	3.8
Switzerland	2.3
Canada	1.8
Australia	1.8
Brazil	1.5
All other countries	12.8

Total Investment Securities	101.6
Net other assets (liabilities)	(1.6)

Net Assets	100.0%

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (64.4%):
Aerospace & Defense (2.0%):
34,170	European Aeronautic Defence & Space Co. NV	$2,633,546
609	General Dynamics Corp.	58,190
542	L-3 Communications Holdings, Inc.	57,918
1,260	Northrop Grumman Corp.	144,409
4,928	Precision Castparts Corp.	1,327,110
963	Raytheon Co.	87,344
57,781	Safran SA	4,017,853
10,696	Textron, Inc.	393,185
29,654	United Technologies Corp.	3,374,624

		12,094,179

Air Freight & Logistics (0.3%):
6,160	FedEx Corp.	885,623
9,699	United Parcel Service, Inc., Class B	1,019,171

		1,904,794

Airlines (0.5%):
19,900	Japan Airlines Co., Ltd.	982,001
58,454	United Continental Holdings, Inc.*	2,211,315

		3,193,316

Auto Components (1.3%):
18,700	Aisin Sieki Co., Ltd.	761,102
10,270	BorgWarner, Inc.	574,196
34,800	Bridgestone Corp.	1,319,533
121,683	Cheng Shin Rubber Industry Co., Ltd.	318,735
3,209	Compagnie Generale des Establissements Michelin SCA, Class B	342,420
8,895	Delphi Automotive plc	534,856
24,500	DENSO Corp.	1,295,634
11,600	Futaba Industrial Co., Ltd.*	44,697
688	Hyundai Wia Corp.*	124,054
16,097	Johnson Controls, Inc.	825,775
900	Lear Corp.	72,873
29,100	Toyota Industries Corp.	1,315,493
7,740	TRW Automotive Holdings Corp.*	575,779

		8,105,147

Automobiles (2.2%):
8,066	Bayerische Motoren Werke AG (BMW)	945,855
8,900	Daihatsu Motor Co., Ltd.	151,001
90,000	Dongfeng Motor Corp., H Shares	141,905
111,120	Ford Motor Co.	1,714,582
114,100	Fuji Heavy Industries, Ltd.	3,278,247
56,768	General Motors Co.	2,320,108
39,000	Honda Motor Co., Ltd.	1,608,775
3,196	Hyundai Motor Co.*	724,176
4,166	Renault SA	336,326
70,800	Suzuki Motor Corp.	1,907,392
17,100	Toyota Motor Corp.	1,040,775
142,770	Yulon Motor Co., Ltd.	258,902

		14,428,044

Shares		Fair Value
Common Stocks, continued
Beverages (1.1%):
10,294	Anheuser-Busch InBev NV	$1,097,501
2,726	Beam, Inc.	185,532
76,032	Coca-Cola Co. (The)	3,140,881
1,607	Constellation Brands, Inc., Class A*	113,101
7,223	Diageo plc, ADR	956,470
5,518	Diageo plc	182,240
2,962	Fomento Economico Mexicano SAB de C.V., ADR	289,891
15,074	SABMiller plc	776,173
16,000	Suntory Beverage & Food, Ltd.	510,224

		7,252,013

Biotechnology (1.0%):
8,929	Amgen, Inc.	1,019,335
3,668	Biogen Idec, Inc.*	1,026,123
8,376	Celgene Corp.*	1,415,209
6,542	Cubist Pharmaceuticals, Inc.*	450,548
20,400	Gilead Sciences, Inc.*	1,533,059
53,533	Mesoblast, Ltd.*	279,737
6,093	Vertex Pharmaceuticals, Inc.*	452,710

		6,176,721

Building Products (0.4%):
30,992	Compagnie de Saint-Gobain SA	1,712,847
10,100	Daikin Industries, Ltd.	630,395
1,299,223	Yuanda China Holdings, Ltd.	114,261

		2,457,503

Capital Markets (0.9%):
651	Ameriprise Financial, Inc.	74,898
19,999	Bank of New York Mellon Corp. (The)	698,765
14,995	Credit Suisse Group AG, Registered Shares	460,503
28,336	Deutsche Bank AG, Registered Shares	1,351,908
7,018	Goldman Sachs Group, Inc. (The)	1,244,010
15,698	Morgan Stanley	492,289
11,822	State Street Corp.	867,617
49,610	UBS AG, Registered Shares	945,352

		6,135,342

Chemicals (2.1%):
10,469	Agrium, Inc.	957,704
13,242	Akzo Nobel NV	1,027,343
7,097	Arkema, Inc.	831,189
68,000	Asahi Kasei Corp.	533,075
345	CF Industries Holdings, Inc.	80,399
3,232	Cheil Industries, Inc.*	271,495
217,460	China BlueChemical, Ltd., H shares	136,466
1,463	Eastman Chemical Co.	118,064
15,267	FMC Corp.	1,152,048
34,500	Hitachi Chemical Co., Ltd.	550,765
37,700	JSR Corp.	731,151
12,098	Koninklijke DSM NV	953,410
59,200	Kuraray Co., Ltd.	706,427
4,986	Lanxess AG	333,078

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
4,167	Linde AG	$872,656
16,000	Nitto Denko Corp.	677,477
863	PPG Industries, Inc.	163,677
50,200	PTT Global Chemical pcl	120,721
21,100	Shin-Etsu Chemical Co., Ltd.	1,234,020
1,247	Sigma Aldrich Corp.	117,230
4,803	Syngenta AG, Registered Shares	1,915,189
149,000	Ube Industries, Ltd.	319,041

		13,802,625

Commercial Banks (3.8%):
71,171	Banco Bilbao Vizcaya Argentaria SA	881,767
47,812	Banco Santander Brasil SA, ADR^	291,653
16,773	Banco Santander Chile SA, ADR	395,340
8,683	Bank of Nova Scotia	543,086
27,294	BB&T Corp.	1,018,612
34,944	BNP Paribas SA	2,735,995
8,902	Commonwealth Bank of Australia	620,128
13,163	Hana Financial Holdings	548,235
227,781	HSBC Holdings plc	2,497,918
381,830	Intesa Sanpaolo SpA	947,805
4,546	KB Financial Group, Inc.*	183,031
1,028,730	Lloyds Banking Group plc*	1,344,431
99,800	Mitsubishi UFJ Financial Group, Inc.	660,009
20,984	National Australia Bank, Ltd.	654,928
61,000	Oversea-Chinese Banking Corp., Ltd.	493,943
203,107	Sberbank of Russia	629,037
16,373	Societe Generale	956,067
38,200	Sumitomo Mitsui Financial Group, Inc.	1,973,081
19,913	Svenska Handelsbanken AB, A Shares	983,945
24,346	U.S. Bancorp	983,578
121,114	UniCredit SpA	901,780
85,304	Wells Fargo & Co.	3,872,801
9,566	Westpac Banking Corp.	277,744

		24,394,914

Communications Equipment (0.9%):
104,117	Cisco Systems, Inc.	2,337,426
2,284	El Towers SpA	105,347
1,618	Harris Corp.	112,953
1,657	Motorola Solutions, Inc.	111,848
43,135	QUALCOMM, Inc.	3,202,773

		5,870,347

Computers & Peripherals (0.6%):
153	Apple, Inc.	85,850
154,614	EMC Corp.	3,888,542
1,048	Western Digital Corp.	87,927

		4,062,319

Construction & Engineering (0.3%):
33,000	JGC Corp.	1,296,397
5,063	KBR, Inc.	161,459
66,000	Okumura Corp.	305,868

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
85,000	Toda Corp.	$295,845

		2,059,569

Construction Materials (0.1%):
4,361	HeidelbergCement AG	330,936

Consumer Finance (0.6%):
19,522	American Express Co.	1,771,230
14,375	Capital One Financial Corp.	1,101,269
21,509	Discover Financial Services	1,203,429

		4,075,928

Containers & Packaging (0.3%):
7,138	Avery Dennison Corp.	358,256
14,061	Crown Holdings, Inc.*	626,699
22,906	Sealed Air Corp.	779,949

		1,764,904

Diversified Consumer Services (0.1%):
8,600	Benesse Holdings, Inc.	345,507

Diversified Financial Services (2.1%):
166,417	Bank of America Corp.	2,591,113
10,502	Berkshire Hathaway, Inc., Class B*	1,245,117
61,788	Citigroup, Inc.	3,219,773
8,207	Deutsche Boerse AG	681,447
500,000	General Electric Capital Corp., Series B	516,250
97,680	ING Groep NV*	1,365,816
72,606	JPMorgan Chase & Co.	4,245,999

		13,865,515

Diversified Metals & Mining (0.0%):
152,000	Jiangxi Copper Co., Ltd.	276,227

Diversified Telecommunication Services (1.4%):
156,369	BT Group plc	984,415
79,969	Deutsche Telekom AG, Registered Shares	1,367,618
129,289	Koninklijke (Royal) KPN NV*	418,205
10,250	KT Corp., ADR*	152,418
8,400	Nippon Telegraph & Telephone Corp.	452,227
287,000	Singapore Telecommunications, Ltd.	834,427
890	Swisscom AG, Registered Shares	470,772
39,362	TDC A/S	381,925
32,883	Telecom Italia SpA	25,821
514,652	Telecom Italia SpA	512,094
43,010	Telefonica Deutschland Holding AG	355,569
32,435	Telefonica SA	529,447
9,883	Telefonica SA, ADR	161,488
196,600	Telekom Malaysia Berhad	333,300
41,220	Verizon Communications, Inc.	2,025,551

		9,005,277

Electric Utilities (0.8%):
16,009	American Electric Power Co., Inc.	748,261
16,800	Chubu Electric Power Co., Inc.	217,191
10,502	Duke Energy Corp.	724,743
19,811	NextEra Energy, Inc.	1,696,218

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
28,223	PPL Corp.	$849,230
36,591	Scottish & Southern Energy plc	831,980

		5,067,623

Electrical Equipment (0.7%):
16,424	Eaton Corp. plc	1,250,195
57,000	Mitsubishi Electric Corp.	716,983
14,933	Rockwell Automation, Inc.	1,764,483
39,900	Sumitomo Electric Industries, Ltd.	666,902

		4,398,563

Electronic Equipment, Instruments & Components (0.6%):
2,646	Avnet, Inc.	116,715
174,000	Hitachi, Ltd.	1,319,476
35,400	HOYA Corp.	985,439
300	Keyence Corp.	128,500
7,400	Kyocera Corp.	370,216
8,600	Murata Manufacturing Co., Ltd.	764,651
3,200	Omron Corp.	141,659
6,121	Rexel SA	161,210
1,200	TE Connectivity, Ltd.	66,132

		4,053,998

Energy Equipment & Services (0.9%):
572	Diamond Offshore Drilling, Inc.	32,558
17,496	Dresser-Rand Group, Inc.*	1,043,286
722	Helmerich & Payne, Inc.	60,706
16,399	National-Oilwell Varco, Inc.	1,304,213
22,669	Schlumberger, Ltd.	2,042,704
13,201	Technip-Coflexip SA	1,271,412

		5,754,879

Food & Staples Retailing (0.5%):
5,388	Casino Guichard-Perrachon SA	622,760
6,342	CVS Caremark Corp.	453,897
2,196	Fresh Market, Inc. (The)*	88,938
1,680	Kroger Co. (The)	66,410
70,049	Tesco plc	387,892
16,478	Wal-Mart Stores, Inc.	1,296,654

		2,916,551

Food Products (1.5%):
48,000	Ajinomoto Co., Inc.	695,679
37,560	Cosan, Ltd., A Shares	515,323
5,187	Danone SA	374,164
9,257	General Mills, Inc.	462,017
22,100	Hillshire Brands Co.	739,024
7,903	Mead Johnson Nutrition Co.	661,955
45,138	Nestle SA, Registered Shares	3,314,417
23,924	SLC Agricola SA	206,875
3,945	Unilever NV, NYS	158,707
39,032	Unilever NV	1,575,805
4,361	Unilever plc, ADR^	179,673
14,761	Unilever plc	605,384

Shares		Fair Value
Common Stocks, continued
Food Products, continued
31,356	Unilever plc*#	$—

		9,489,023

Gas Utilities (0.2%):
287,000	Tokyo Gas Co., Ltd.	1,414,468

Health Care Equipment & Supplies (0.7%):
18,905	Baxter International, Inc.	1,314,843
784	Becton, Dickinson & Co.	86,624
20,533	Boston Scientific Corp.*	246,807
19,427	Covidien plc	1,322,979
6,740	Getinge AB, B Shares	231,251
576	Intuitive Surgical, Inc.*	221,230
14,719	Medtronic, Inc.	844,723
11,572	Mindray Medical International, Ltd., ADR^	420,758
1,066	Stryker Corp.	80,099

		4,769,314

Health Care Providers & Services (3.1%):
21,442	Aetna, Inc.	1,470,707
27,588	Al Noor Hospitals Group plc*	410,947
1,594	AmerisourceBergen Corp.	112,074
143,800	Bangkok Dusit Medical Services pcl, Class F	515,809
75,500	Bumrungrad Hospital Public Co., Ltd.	202,129
32,545	Cardinal Health, Inc.	2,174,331
9,415	DaVita, Inc.*	596,629
12,076	Envision Healthcare Holdings, Inc.*	428,940
20,756	Express Scripts Holding Co.*	1,457,901
6,307	Fresenius SE & Co. KGaA	968,441
27,877	HCA Holdings, Inc.*	1,330,012
12,338	HealthSouth Corp.	411,102
12,979	Humana, Inc.	1,339,692
869,100	IHH Healthcare Berhad*	1,025,413
90,857	Life Healthcare Group Holdings Pte, Ltd.	364,026
8,765	McKesson, Inc.	1,414,671
51,975	NMC Health plc	377,272
282,799	PT Siloam International Hospital Tbk*	221,110
88,000	Raffles Medical Group, Ltd.	217,126
7,800	Ship Healthcare Holdings, Inc.	302,964
126,797	Sinopharm Group Co., H Shares	366,567
10,926	Tenet Healthcare Corp.*	460,203
30,147	UnitedHealth Group, Inc.	2,270,070
19,785	Universal Health Services, Inc., Class B	1,607,729
1,195	WellPoint, Inc.	110,406

		20,156,271

Hotels, Restaurants & Leisure (0.4%):
8,140	Extended Stay America, Inc.*	213,756
31,200	Hilton Worldwide Holdings, Inc.*	694,200
7,956	International Game Technology	144,481
16,152	McDonald’s Corp.	1,567,229
1,631	Wyndham Worldwide Corp.	120,188

		2,739,854

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Household Durables (0.4%):
123,316	Barratt Developments plc	$713,212
47,253	Cyrela Brazil Realty SA Empreendimentos e Participacoes	288,927
5,745	Electrolux AB, Series B	151,290
80,917	MRV Engenharia e Participacoes SA	289,361
4,700	Rinnai Corp.	366,375
371,633	Taylor Wimpey plc	688,870

		2,498,035

Household Products (0.9%):
4,891	Church & Dwight Co., Inc.	324,175
12,859	Colgate-Palmolive Co.	838,535
645	Energizer Holdings, Inc.	69,815
7,367	Kimberly-Clark Corp.	769,557
44,156	Procter & Gamble Co. (The)	3,594,740

		5,596,822

Independent Power Producers & Energy Traders (0.3%):
82,179	AES Corp. (The)	1,192,417
38,510	Calpine Corp.*	751,330

		1,943,747

Industrial Conglomerates (2.0%):
8,192	3M Co.	1,148,928
157,719	Beijing Enterprises Holdings, Ltd.	1,565,942
9,692	Danaher Corp.	748,222
200,336	General Electric Co.	5,615,418
26,566	Siemens AG, Registered Shares	3,629,532

		12,708,042

Insurance (2.5%):
18,579	ACE, Ltd.	1,923,484
13,000	AFLAC, Inc.	868,400
10,354	Allstate Corp. (The)	564,707
14,038	American International Group, Inc.	716,640
4,730	Arch Capital Group, Ltd.*	282,334
47,213	Aviva plc	351,727
51,389	AXA SA	1,433,291
1,300	Axis Capital Holdings, Ltd.	61,841
4,453	Chubb Corp. (The)	430,293
1,440	CNA Financial Corp.	61,762
3,491	Lincoln National Corp.	180,205
1,297	Marsh & McLennan Cos., Inc.	62,723
26,830	MetLife, Inc.	1,446,673
12,000	MS&AD Insurance Group Holdings, Inc.	322,897
10,900	NKSJ Holdings, Inc.	304,096
16,107	Progressive Corp. (The)	439,238
12,816	Prudential Financial, Inc.	1,181,892
32,874	QBE Insurance Group, Ltd.	338,426
1,448	Reinsurance Group of America, Inc.	112,090
2,996	RenaissanceRe Holdings, Ltd.	291,630
32,200	Sony Financial Holdings, Inc.	586,694
68,200	Tokio Marine Holdings, Inc.	2,284,934
748	Torchmark Corp.	58,456

Shares		Fair Value
Common Stocks, continued
Insurance, continued
7,794	Travelers Cos., Inc. (The)	$705,669
1,879	UnumProvident Corp.	65,915
39,157	XL Group plc, Class B	1,246,759

		16,322,776

Internet & Catalog Retail (0.1%):
2,075	Amazon.com, Inc.*	827,489

Internet Software & Services (2.0%):
23,291	eBay, Inc.*	1,278,443
5,687	Google, Inc., Class A*	6,373,479
18,506	Project Eagle Shell, Series D*(b)(c)	1,060,116
240	Project Eagle Shell, Class A*(b)(c)	13,748
20,670	Project Eagle Shell*(b)(c)	1,184,081
8,705	SINA Corp.*	733,396
36,229	Twitter, Inc.*^	2,305,976

		12,949,239

IT Services (2.0%):
700	Accenture plc, Class A	57,554
747	Alliance Data Systems Corp.*	196,409
1,684	Amdocs, Ltd.	69,448
18,164	Atos Origin SA	1,649,151
1,459	Cap Gemini SA	98,927
23,249	Cielo SA	647,407
2,414	Computer Sciences Corp.	134,894
2,525	Fidelity National Information Services, Inc.	135,542
6,445	MasterCard, Inc., Class A	5,384,540
19,948	Visa, Inc., Class A	4,442,021

		12,815,893

Leisure Equipment & Products (0.1%):
15,411	Mattel, Inc.	733,255

Life Sciences Tools & Services (0.7%):
21,168	Agilent Technologies, Inc.	1,210,598
1,818	Mettler-Toledo International, Inc.*	441,029
11,998	PerkinElmer, Inc.	494,678
13,114	Thermo Fisher Scientific, Inc.	1,460,243
6,565	Waters Corp.*	656,500

		4,263,048

Machinery (1.5%):
3,670	Andritz AG	230,504
4,016	CNH Industrial NV*	45,577
170,052	CNH Industrial NV*	1,941,928
65,394	Cummins India, Ltd.	506,898
6,022	Cummins, Inc.	848,921
1,187	Dover Corp.	114,593
2,200	Fanuc, Ltd.	403,505
98,090	Haitian International Holdings, Ltd.	222,244
22,000	Hino Motors, Ltd.	346,789
74,000	IHI Corp.	320,034
60,498	Invensys plc	510,410
58,000	Kubota Corp.	961,768
6,691	Metso Corp. OYJ	286,365

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Machinery, continued
59,000	Mitsubishi Heavy Industries, Ltd.	$365,766
9,883	PACCAR, Inc.	584,777
482	Parker Hannifin Corp.	62,004
10,222	Samsung Heavy Industries Co., Ltd.*	369,625
800	SMC Corp.	202,117
12,383	Stanley Black & Decker, Inc.	999,185
560	Valmont Industries, Inc.	83,507

		9,406,517

Media (1.2%):
4,632	Charter Communications, Inc., Class A*	633,472
42,145	Comcast Corp., Class A	2,190,066
2,660	DISH Network Corp., Class A*	154,067
54,638	Grupo Televisa SAB	329,591
160	Kabel Deutschland Holding AG	20,760
8,116	Liberty Media Corp.*	1,188,588
18,582	Manchester United plc, Class A*^	288,578
110,901	Mediaset*	535,618
6,229	RTL Group	804,963
31,426	Shaw Communications, Inc., Class B^	764,864
974	Time Warner Cable, Inc.	131,977
1,295	Viacom, Inc., Class B	113,105
48,742	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA^	362,223

		7,517,872

Metals & Mining (2.2%):
105,781	Antofagasta plc	1,451,198
73,618	BHP Billiton plc	2,282,244
5,156	BHP Billiton, Ltd.	175,306
18,791	Boliden AB	289,019
94,131	Eldorado Gold Corp.	534,422
41,012	First Quantum Minerals, Ltd.	739,073
201,351	Fortescue Metals Group, Ltd.	1,050,475
45,361	Freeport-McMoRan Copper & Gold, Inc.	1,711,924
71,813	Goldcorp, Inc.	1,556,187
303,956	Platinum Group Metals, Ltd.	363,453
35,439	Polyus Gold International, Ltd.	117,117
48,283	Rio Tinto plc	2,724,194
23,103	Silver Wheaton Corp.	466,450
12,327	Southern Copper Corp.	353,908
25,879	Teck Resources, Ltd., Class B	673,113

		14,488,083

Multiline Retail (0.1%):
922	Macy’s, Inc.	49,235
4,600	Ryohin Keikaku Co., Ltd.	497,531

		546,766

Multi-Utilities (0.6%):
20,086	CenterPoint Energy, Inc.	465,593
15,409	CMS Energy Corp.	412,499
19,268	Dominion Resources, Inc.	1,246,448
95,293	National Grid plc	1,244,958

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
6,344	Sempra Energy	$569,437

		3,938,935

Oil, Gas & Consumable Fuels (4.8%):
6,430	Anadarko Petroleum Corp.	510,028
76,378	Athabasca Oil Corp.*	465,991
83,085	BG Group plc	1,790,245
15,589	BP plc, ADR	757,781
56,529	BP plc	457,862
32,913	Cameco Corp.	683,603
22,517	Canadian Natural Resources, Ltd.	761,976
7,666	Chevron Corp.	957,560
27,798	Cobalt International Energy, Inc.*	457,277
8,962	Devon Energy Corp.	554,479
92,721	Eni SpA	2,241,781
5,169	EOG Resources, Inc.	867,565
18,163	Genel Energy plc*	324,037
94,400	INPEX Corp.	1,210,586
34,038	KazMunaiGas Exploration Production JSC, Registered Shares, GDR	535,248
310,000	Kunlun Energy Co., Ltd.	547,505
39,347	Lundin Petroleum AB*	768,257
77,291	Marathon Oil Corp.	2,728,372
36,122	Marathon Petroleum Corp.	3,313,472
893	Murphy Oil Corp.	57,938
14,162	Occidental Petroleum Corp.	1,346,806
45,161	Petroleo Brasileiro SA, ADR	622,319
23,365	Phillips 66	1,802,142
9,617	Royal Dutch Shell plc, A Shares	342,757
29,805	Royal Dutch Shell plc, ADR	2,124,203
69,916	Statoil ASA	1,698,784
13,735	Suncor Energy, Inc.	481,585
1,282	Suncor Energy, Inc.	44,934
18,632	Total SA, ADR	1,141,583
15,033	Total SA	921,437
2,950	Valero Energy Corp.	148,680
6,271	Whiting Petroleum Corp.*	387,987

		31,054,780

Paper & Forest Products (0.0%):
2,595	International Paper Co.	127,233

Personal Products (0.2%):
4,085	Beiersdorf AG	414,697
49,257	Hypermarcas SA	370,019
8,700	Kao Corp.	274,059

		1,058,775

Pharmaceuticals (3.5%):
49,506	Abbvie, Inc.	2,614,412
6,970	Allergan, Inc.	774,228
10,000	Astellas Pharma, Inc.	592,636
24,934	AstraZeneca plc	1,478,774
19,191	Bristol-Myers Squibb Co.	1,020,002

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
21,848	Novartis AG, Registered Shares	$1,748,996
23,300	Otsuka Holdings Co., Ltd.	673,038
4,007	Perrigo Co. plc	614,914
153,133	Pfizer, Inc.	4,690,464
14,166	Roche Holding AG	3,972,082
28,911	Sanofi-Aventis SA	3,077,218
891	Sanofi-Aventis SA, ADR	47,784
26,717	Shire plc	1,258,769
240,000	Sino Biopharmaceutical, Ltd.	190,687

		22,754,004

Professional Services (0.1%):
36,714	Qualicorp SA*	350,522

Real Estate Investment Trusts (REITs) (0.7%):
15,306	American Capital Agency Corp.	295,253
10,920	American Tower Corp.	871,634
22,189	Equity Residential Property Trust	1,150,943
105,231	Fibra Uno Amdinistracion SA	337,313
6,863	Health Care REIT, Inc., Series I	352,587
130,465	Link REIT (The)	634,792
4,638	Simon Property Group, Inc.	705,718
185,109	TF Administradora Industrial S de RL de C.V.	333,286

		4,681,526

Real Estate Management & Development (0.7%):
44,059	BR Malls Participacoes SA	320,011
10,419	Brookfield Asset Management, Inc., Class A	404,570
285,000	CapitaLand, Ltd.(c)	686,356
6,100	Daito Trust Construction Co., Ltd.	570,383
59,321	St. Joe Co. (The)*^	1,138,370
107,000	Sun Hung Kai Properties, Ltd.	1,363,349

		4,483,039

Road & Rail (1.0%):
96,867	Asciano, Ltd.	500,329
11,616	Canadian National Railway Co.	662,344
20,700	East Japan Railway Co.	1,652,306
8,389	J.B. Hunt Transport Services, Inc.	648,470
14,824	Union Pacific Corp.	2,490,432
13,900	West Japan Railway Co.	603,359

		6,557,240

Semiconductors & Semiconductor Equipment (0.8%):
39,745	Freescale Semiconductor, Ltd.*	637,908
824	KLA-Tencor Corp.	53,115
12,900	ROHM Co., Ltd.	629,201
2,092	Samsung Electronics Co., Ltd.	2,734,622
1,483	Samsung Electronics Co., Ltd.	1,427,587

		5,482,433

Software (1.9%):
1,906	Adobe Systems, Inc.*	114,131
1,620	CA, Inc.	54,513
1,742	Check Point Software Technologies, Ltd.*	112,394
21,826	Citrix Systems, Inc.*	1,380,496

Shares		Fair Value
Common Stocks, continued
Software, continued
48,179	Electronic Arts, Inc.*	$1,105,226
1,497	Intuit, Inc.	114,251
11,838	Microsoft Corp.	443,096
4,600	Nintendo Co., Ltd.	615,217
112,899	Oracle Corp.	4,319,517
16,064	Red Hat, Inc.*	900,227
3,909	Symantec Corp.	92,174
41,851	TIBCO Software, Inc.*	940,810
37,081	UbiSoft Entertainment SA*	525,733
14,214	Veeva Systems, Inc., Class A*^	456,269
8,994	VMware, Inc., Class A*	806,852

		11,980,906

Specialty Retail (0.3%):
11,551	American Eagle Outfitters, Inc.	166,334
7,100	Nitori Co., Ltd.	673,408
660	Ross Stores, Inc.	49,454
3,942	Williams-Sonoma, Inc.	229,740
221,800	Yamada Denki Co., Ltd.	725,887
192,260	Zhongsheng Group Holdings, Ltd.^	266,504

		2,111,327

Textiles, Apparel & Luxury Goods (0.3%):
24,122	Coach, Inc.	1,353,968
3,116	LVMH Moet Hennessy Louis Vuitton SA	570,373

		1,924,341

Trading Companies & Distributors (0.9%):
24,578	Fastenal Co.	1,167,701
67,600	Mitsubishi Corp.	1,297,679
191,100	Mitsui & Co., Ltd.	2,665,270
55,200	Sumitomo Corp.	694,455

		5,825,105

Transportation Infrastructure (0.1%):
615,711	Delta Topco, Ltd.*(b)(c)	400,890
19,464	Novorossiysk Commercial Sea Trade Port JSC, Registered Shares, GDR^	120,313

		521,203

Water Utilities (0.1%):
14,666	American Water Works Co., Inc.	619,785

Wireless Telecommunication Services (1.0%):
14,748	America Movil SAB de C.V., Series L, ADR	344,661
340,600	Axiata Group Berhad	717,706
9,398	Crown Castle International Corp.*	690,095
132,029	Far EasTone Telecommunications Co., Ltd.	290,487
26,500	KDDI Corp.	1,634,686
6,999	Rogers Communications, Inc., Class B	316,705
94,000	Taiwan Mobile Co., Ltd.	303,908
28,321	Vodafone Group plc, ADR	1,113,298
220,011	Vodafone Group plc	864,756

		6,276,302

Total Common Stocks (Cost $350,034,057)		414,726,711

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Preferred Stocks (1.4%):
Auto Components (0.1%):
12,219	Mobileye N.V., Series F, Preferred Shares*(b)(c)	$426,443

Automobiles (0.4%):
8,380	Volkswagen AG, Preferred Shares	2,354,185

Commercial Banks (0.6%):
22,882	Citigroup Capital XIII, Preferred Shares	623,535
28,200	GMAC Capital Trust I, Series 2, Preferred Shares	754,067
14,233	HSBC Holdings plc, Series 2, Preferred Shares	383,437
31,916	Itau Unibanco Holding SA, Preferred Shares	432,433
13,440	RBS Capital Funding Trust VII, Series G, Preferred Shares	281,971
2,900	Royal Bank of Scotland Group plc, Series Q, Preferred Shares, ADR	62,843
9,100	Royal Bank of Scotland Group plc, Series M, Preferred Shares, ADR	190,190
13,469	Royal Bank of Scotland Group plc, Series T, Preferred Shares, ADR^	323,256
7,409	U.S. Bancorp, Series G, Preferred Shares	202,784
13,409	U.S. Bancorp, Series F, Preferred Shares	352,657
511,000	USB Capital IX, Preferred Shares	396,025

		4,003,198

Communications Equipment (0.1%):
5,571	Corwn Castle International Corp., Series A, Preferred Shares	559,189

Diversified Financial Services (0.0%):
31,451	Fannie Mae, Series S, Preferred Shares	275,196

Food & Staples Retailing (0.1%):
12,235	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Preferred Shares	546,568

Machinery (0.0%):
1,723	Stanley Black & Decker, Inc., Preferred Shares	177,814

Real Estate Management & Development (0.1%):
14,600	Forestar Group, Inc., Preferred Shares	409,384

Total Preferred Stocks (Cost $7,851,611)		8,751,977

Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.*(a)	64,868

Total Warrant (Cost $—)		64,868

Convertible Preferred Stocks (0.2%):
Aerospace & Defense (0.0%):
4,687	United Technologies Corp., 0.46%	306,858

Airlines (0.0%):
650	Continental Airlines Finance Trust II, 3.11%	31,322

Commercial Banks (0.0%):
207	Wells Fargo & Co., Series L, Class A, 0.03%	229,770

Electric Utilities (0.2%):
8,384	NextEra Energy, Inc., 0.39%	482,080
6,900	PPL Corp., 0.66%	364,872

		846,952

Shares		Fair Value
Convertible Preferred Stocks, continued
Health Care Providers & Services (0.0%):
4,738	Omnicare Capital Trust II, Series B	$350,760

Metals & Mining (0.0%):
12,824	Cliffs Natural Resources, Inc., Series A, 1.22%	294,439

Total Convertible Preferred Stocks (Cost $1,860,535)		2,060,101

Private Placements (0.4%):
Commercial Banks (0.1%):
365,000	CIT Group, Inc.^(a)	378,231
200,000	Vnesheconombank(a)	204,000

		582,231

Diversified Financial Services (0.1%):
449,000	Daimler Finance NA LLC(a)	450,504
199,000	Hyundai Capital America, Inc.(a)	197,639

		648,143

Media (0.0%):
200,000	NBCUniversal Enterprise, Inc.(a)	198,000

Oil, Gas & Consumable Fuels (0.1%):
237,600	Odebrecht Drilling VIII/IX (a)	243,540
399,748	Odebrecht Offshore Drilling Finance, Ltd.(a)	409,142

		652,682

Software (0.1%):
687,000	Salesforce.com, Inc.(a)	746,683

		746,683

Tobacco (0.0%):
300,000	B.A.T. International Finance plc(a)	303,364

Total Private Placements (Cost $3,071,273)		3,131,103

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds (1.9%):
Automobiles (0.2%):
$800,000	Volkswagen International Finance NV, 5.50%, 11/9/15+(a)	1,365,048

Biotechnology (0.5%):
120,000	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	127,125
120,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	128,325
209,000	Cubist Pharmaceuticals, Inc., 2.50%, 11/1/17	508,392
25,000	Gilead Sciences, Inc., 1.63%, 5/1/16	82,453
574,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16	1,893,123

		2,739,418

Commercial Banks (0.1%):
648,000	JPMorgan Chase & Co., Series Q, 5.15%, 12/31/49, Callable 5/1/23 @ 100(d)	581,580

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Computers & Peripherals (0.0%):
$97,000	SanDisk Corp., 0.50%, 10/15/20(a)	$96,030

Diversified Financial Services (0.1%):
2,000,000	Wharf Finance (2014), Ltd., 2.30%, 6/7/14+	258,576
20,000,000	Zeus (Cayman) II, Ltd., Series REGS, 1.02%, 8/18/16+(b)	330,943

		589,519

Diversified Telecommunication Services (0.1%):
500,000	Telecom Italia SpA, Series TIT, 6.13%, 11/15/16+(a)	722,963

Electrical Equipment (0.0%):
143,000	Suzlon Energy, Ltd., 32.58%, 7/25/14	82,940

Food & Staples Retailing (0.1%):
500,000	Olam International, Ltd., 6.00%, 10/15/16(a)	493,750

		493,750

Food Products (0.0%):
400,000	REI Agro, Ltd., Series REGS, 5.50%, 11/13/14(b)	201,000

Health Care Providers & Services (0.0%):
40,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18	47,500

Internet Software & Services (0.0%):
213,000	SINA Corp., 1.00%, 12/1/18, Callable 12/1/16 @ 100(a)	216,328

Oil, Gas & Consumable Fuels (0.1%):
796,000	Cobalt International Energy, Inc., 2.63%, 12/1/19^	703,963
300,000	Essar Energy plc, 4.25%, 2/1/16(a)	225,750

		929,713

Pharmaceuticals (0.2%):
402,000	Mylan, Inc., 3.75%, 9/15/15	1,318,058

Real Estate Management & Development (0.4%):
750,000	CapitaLand, Ltd., 2.10%, 11/15/16, Callable 10/17/18 @ 100+(a)	591,909
1,250,000	CapitaLand, Ltd., Series CAPL, 2.95%, 6/20/22, Callable 6/20/17 @ 100+(a)	984,613
500,000	CapitaLand, Ltd., 1.95%, 10/17/23, Callable 10/17/18 @ 100+(a)	390,377
250,000	CapitaLand, Ltd., 1.95%, 10/17/23, Callable 10/17/18 @ 100+(a)	195,189
353,000	Forest City Enterprises, Inc., 4.25%, 8/15/18	392,713

		2,554,801

Software (0.1%):
500,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16^	576,875

		576,875

Total Convertible Bonds (Cost $11,021,381)		12,515,523

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Floating Rate Loans (0.9%):
Energy Equipment & Services (0.1%):
$130,285	Drillships Financing Holdings, Inc., 5.50%, 7/15/16(d)	$131,969
260,572	Drillships Financing Holdings, Inc., 6.00%, 3/31/21(d)	265,783
405,533	Fieldwood Energy LLC, 0.44%, 9/20/20(d)	413,644

		811,396

Hotels, Restaurants & Leisure (0.3%):
304,147	Autobahn Tank & Rast Holding GmbH, 0.20%, 12/4/18+(d)	418,035
122,640	Autobahn Tank & Rast Holding GmbH, 0.20%, 12/4/19+(d)	169,804
1,467,632	Hilton Worldwide Finance LLC, 4.00%, 9/23/20(d)	1,478,639

		2,066,478

Insurance (0.1%):
571,000	Delta Debtco, Ltd., 9.25%, 10/30/19(b)(d)	594,554

Media (0.1%):
394,023	Univision Communications, Inc., 4.50%, 3/1/20(d)	396,134

Metals & Mining (0.0%):
103,220	Constellium Holdco BV, 6.00%, 2/25/20(d)	105,671
103,480	Constellium Holdco BV, 6.50%, 2/25/20+(d)	144,304
105,860	Essar Steel Algoma, Inc., 8.75%, 9/18/14(d)	106,391

		356,366

Oil, Gas & Consumable Fuels (0.2%):
237,973	Quintero SA, 1.25%, 6/20/23(d)	198,946
94,533	Sheridan Production Partners, 0.03%, 12/2/20(d)	94,888
679,400	Sheridan Production Partners, 0.03%, 12/2/20(d)	681,947
35,267	Sheridan Production Partners, 0.03%, 12/2/20(d)	35,399

		1,011,180

Pharmaceuticals (0.1%):
382,113	Valeant Pharmaceuticals International, Inc., 4.50%, 6/26/20(d)	384,420

Wireless Telecommunication Services (0.0%):
253,725	Cricket Communications, Inc., 4.75%, 2/26/20(d)	254,574

Total Floating Rate Loans (Cost $5,751,779)		5,875,102

Corporate Bonds (2.1%):
Beverages (0.0%):
238,000	Anheuser-Busch InBev NV Worldwide, Inc., 1.38%, 7/15/17	237,500

Capital Markets (0.2%):
408,000	Ford Motor Credit Co. LLC, 2.38%, 1/16/18	412,063
232,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN	266,969

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$108,000	General Electric Capital Corp., 6.38%, 11/15/67, Callable 11/15/17 @ 100(d)	$117,180
311,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	367,716
168,000	Morgan Stanley, Series G, 7.30%, 5/13/19	204,021

		1,367,949

Commercial Banks (0.2%):
258,000	Ally Financial, Inc., 4.50%, 2/11/14	258,968
528,000	Ally Financial, Inc., 2.75%, 1/30/17	529,979
310,000	HSBC USA, Inc., 1.63%, 1/16/18	305,678
265,000	JPMorgan Chase & Co., 6.13%, 6/27/17	300,992

		1,395,617

Communications Equipment (0.0%):
60,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21	66,900

Computers & Peripherals (0.1%):
803,000	Apple, Inc., 1.00%, 5/3/18	776,458

Construction Materials (0.0%):
75,000	Building Materials Corp., 6.88%, 8/15/18, Callable 8/15/14 @ 103.44(a)	79,688
134,000	Texas Industries, Inc., 9.25%, 8/15/20, Callable 8/15/15 @ 104.63	149,242

		228,930

Consumer Finance (0.1%):
340,000	Ally Financial, Inc., 3.50%, 7/18/16	350,827

Diversified Financial Services (0.2%):
274,000	Bank of America Corp., Series L, 1.35%, 11/21/16	273,887
478,000	Bank of America Corp., 2.00%, 1/11/18, MTN	477,151
267,000	Bank of America Corp., 1.32%, 3/22/18, MTN^(d)	270,546
273,000	Citigroup, Inc., Series A, 5.95%, 12/29/49, Callable 1/30/23 @ 100(d)	252,621

		1,274,205

Diversified Telecommunication (0.4%):
2,714,000	Verizon Communications, Inc., 1.99%, 9/14/18(d)	2,853,766

Health Care Providers & Services (0.0%):
70,000	DaVita, Inc., 6.38%, 11/1/18, Callable 2/13/14 @ 104.78	73,500

IT Services (0.0%):
263,000	SunGard Data Systems, Inc., 7.38%, 11/15/18, Callable 2/13/14 @ 105.33	278,451

Media (0.0%):
235,000	Cablevision Systems Corp., 5.88%, 9/15/22^	225,013

Office Electronics (0.0%):
213,000	Xerox Corp., 6.35%, 5/15/18	243,433

Oil, Gas & Consumable Fuels (0.2%):
545,000	Consol Energy, Inc., 8.00%, 4/1/17, Callable 4/1/14 @ 104	574,294

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$325,000	Reliance Holdings USA, Inc., 4.50%, 10/19/20(a)	$321,129
270,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23(a)	252,450

		1,147,873

Paper & Forest Products (0.0%):
245,000	International Paper Co., 7.95%, 6/15/18	297,600

Pharmaceuticals (0.0%):
289,000	Mylan, Inc., 2.55%, 3/28/19	286,116

Thrifts & Mortgage Finance (0.1%):
365,000	Capital One Bank USA NA, Series BNKT, 2.15%, 11/21/18, Callable 10/21/18 @ 100	362,908

Transportation Infrastructure (0.1%):
509,075	Delta Topco, Ltd., 10.00%, 11/24/60(b)(c)	504,627

Wireless Telecommunication Services (0.2%):
875,000	AT&T, Inc., 2.38%, 11/27/18^	875,751
391,000	Cricket Communications, Inc.,
	7.75%, 10/15/20, Callable
	10/15/15 @ 103.88	445,740

		1,321,491

Total Corporate Bonds (Cost $13,149,429)		13,293,164

Foreign Bonds (7.0%):
Commercial Banks (0.2%):
610,000	Lloyds TSB Bank plc, Series E, 13.00%, 1/29/49, Callable 1/21/29 @ 100+(d)	1,604,359

Media (0.1%):
320,000	Nara Cable Funding, Ltd., 8.88%, 12/1/18, Callable 12/1/18 @ 108.88+(a)	477,200

Pharmaceuticals (0.0%):
100,000	Capsugel FinanceCo SCA, 9.88%, 8/1/19, Callable 8/1/14 @ 107.41+(a)	153,722

Sovereign Bonds (6.7%):
3,379,000	Australian Government, Series 133, 5.50%, 4/21/23+	3,332,367
1,447,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/22+(e)	1,445,273
7,182,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.16%, 1/1/23+(e)	2,571,491
786,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/24+(e)	781,282
3,861,012	Bundesrepublik Deutschland, Series 2007, 4.25%, 7/4/17+	5,995,254
3,034,238	Bundesrepublik Deutschland, Series 9, 3.50%, 7/4/19+	4,715,161
558,000	Canadian Government, 4.00%, 6/1/16+	560,784

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
929,000	Canadian Government, 1.50%, 3/1/17+	$877,980
707,000	Canadian Government, 3.50%, 6/1/20+	715,707
60,000,000	Japan Treasury Bill, Series 379, 0.08%, 1/15/14+(f)	569,845
200,000,000	Japan Treasury Bill, Series 405, 0.06%, 1/27/14+(f)	1,899,451
170,000,000	Japan Treasury Bill, Series 386, 0.08%, 2/10/14+(f)	1,614,504
130,000,000	Japan Treasury Bill, Series 415, 0.06%, 3/17/14+(f)	1,234,547
3,229,000	Malaysian Government, Series 2/04, 5.09%, 4/30/14+	992,771
75,570,800	Mexican Cetes, Series BI , 1/9/14+(g)	578,779
92,870,000	Mexican Cetes, Series BI , 2/6/14+(g)	709,532
132,350,000	Mexican Cetes, Series BI , 3/20/14+(g)	1,006,850
99,200,000	Mexican Cetes, Series BI , 4/3/14+(g)	753,658
141,050,300	Mexican Cetes, Series BI , 4/30/14+(g)	1,068,725
56,279,700	Mexican Cetes, Series BI , 5/15/14+(g)	425,942
33,204,700	Mexican Cetes, Series BI , 5/29/14+(g)	250,947
2,589,000	Queensland Treasury Corp., Series 17, 6.00%, 9/14/17+	2,526,119
1,001,000	Queensland Treasury Corp., Series 21, 6.00%, 6/14/21+	994,044
4,431,697	United Kingdom Treasury Note, 1.25%, 7/22/18+	7,135,461

		42,756,474

Wireless Telecommunication Services (0.0%):
100,000	Ziggo BV, 3.63%, 3/27/20+(a)	137,757

Total Foreign Bonds (Cost $46,077,221)		45,129,512

Yankee Dollars (2.1%):
Capital Markets (0.3%):
858,310	Dana Gas Sukuk, Ltd., 9.00%, 10/31/17, Callable 10/13/17 @ 105(a)	832,561
1,098,330	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(a)	1,076,362

		1,908,923

Commercial Banks (0.6%):
400,000	Banco Bradesco (Cayman), 4.50%, 1/12/17(a)	423,000
275,000	Banco Estado Chile, 2.03%, 4/2/15	279,330
450,000	Banco Santander Chile, 2.12%, 6/7/18(a)(d)	451,351
1,052,000	BNP Paribas SA, 2.40%, 12/12/18	1,048,738
200,000	Export-Import Bank of Korea, 1.25%, 11/20/15	200,616
505,000	Intesa Sanpaolo SpA, 3.13%, 1/15/16	514,626
221,000	Intesa Sanpaolo SpA, 3.88%, 1/16/18	226,300
200,000	Lloyds Bank plc, 2.30%, 11/27/18	199,481
430,000	Nordea Bank AB, 3.13%, 3/20/17(a)	449,643
250,000	Rabobank Nederland, 3.95%, 11/9/22	242,248
200,000	UBS AG Stamford CT, Series BKNT, 5.88%, 12/20/17	229,505

		4,264,838

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Financial Services (0.1%):
300,000	CSG Guernsey I, Ltd., Series REGS, 7.88%, 2/24/41, Callable 8/24/16 @ 100(a)(d)	$326,250
200,000	Odebrecht Finance, Ltd., 5.13%, 6/26/22(a)	195,750

		522,000

Industrial Conglomerates (0.1%):
400,000	Hutchison Whampoa International 11, Ltd., 3.50%, 1/13/17(a)	417,468

Media (0.0%):
200,000	Nara Cable Funding, Ltd., 8.88%, 12/1/18, Callable 2/13/14 @ 108.88(a)	213,000
200,000	Unitymedia Hessen GmbH & Co., KG/Unitymedia NRW GmbH, 5.50%, 1/15/23, Callable 1/15/18 @ 102.75(a)	194,000

		407,000

Metals & Mining (0.1%):
139,000	FMG Resources August 2006, 6.00%, 4/1/17, Callable 4/1/15 @ 103(a)	147,688
98,000	FMG Resources August 2006, 6.88%, 4/1/22, Callable 4/1/17 @ 103.44^(a)	106,820
126,000	FMG Resources Pty, Ltd., 8.25%, 11/1/19, Callable 11/1/15 @ 104.13^(a)	141,435

		395,943

Oil, Gas & Consumable Fuels (0.3%):
240,000	Bumi Investment Pte, Ltd., 10.75%, 10/6/17, Callable 10/6/14 @ 105.38(a)	163,200
130,000	Dana Gas Sukuk, Ltd., Registered Shares, 9.00%, 10/31/17, Callable 2/10/14 @ 105(a)	126,100
1,318,000	OGX Austria GmbH, 8.50%, 6/1/18, Callable 6/1/15 @ 104.25(a)(k)	105,440
164,000	Petrobras Global Finance BV, 2.00%, 5/20/16	163,870
937,000	Petrobras Global Finance BV, 2.38%, 1/15/19(d)	915,918
481,000	YPF SA, 8.88%, 12/19/18^(a)	499,038

		1,973,566

Paper & Forest Products (0.1%):
425,000	TFS Corp., Ltd., 11.00%, 7/15/18, Callable 7/15/15 @ 108.00(b)	437,219

Real Estate Management & Development (0.0%):
200,000	Sun Hung Kai Properties, Ltd., Series E, 4.50%, 2/14/22(a)	200,723

Road & Rail (0.0%):
408,482	Inversiones Alsacia SA, 8.00%, 8/18/18, Callable 2/18/15 @ 104(b)	296,149
87,000	Viterra, Inc., 5.95%, 8/1/20(a)	92,402

		388,551

Sovereign Bonds (0.4%):
100,000	Federal Republic of Brazil, 5.88%, 1/15/19^	112,000
632,000	Netherlands Government, 1.00%, 2/24/17(a)	632,346
1,028,000	Republic of Turkey, 6.75%, 4/3/18	1,116,408

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bonds, continued
292,000	United Mexican States, 5.95%, 3/19/19	$337,260

		2,198,014

Wireless Telecommunication Services (0.1%):
200,000	Colombia Telecomm SA Esp, 5.38%, 9/27/22, Callable 9/27/17 @ 102.69(a)	187,000
399,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/15 @ 103.75	439,898

		626,898

Total Yankee Dollars (Cost $14,108,703)		13,741,143

U.S. Treasury Obligations (18.2%):
U.S. Treasury Bills (11.8%)
800,000	0.04%, 1/2/14(f)	800,000
19,675,000	0.04%, 1/9/14(f)	19,674,960
4,700,000	0.04%, 1/16/14(f)	4,699,977
5,100,000	0.03%, 1/30/14(f)	5,099,929
8,150,000	0.03%, 2/6/14(f)	8,149,878
1,600,000	0.03%, 2/13/14(f)	1,599,976
800,000	0.09%, 3/6/14(f)	799,926
6,000,000	0.07%, 4/10/14(f)	5,999,226
11,200,000	0.08%, 4/17/14(f)	11,198,778
3,400,000	0.07%, 5/8/14(f)	3,399,317
10,500,000	0.06%, 5/15/14(f)	10,497,962
3,500,000	0.08%, 6/19/14(f)	3,498,695

		75,418,624

U.S. Treasury Notes (6.4%)
3,335,000	0.25%, 3/31/15	3,336,824
4,451,000	2.25%, 3/31/16	4,628,693
2,646,500	0.63%, 9/30/17	2,591,503
5,140,400	1.00%, 5/31/18	5,027,954
5,080,300	1.38%, 7/31/18	5,034,659
1,469,400	1.38%, 9/30/18	1,451,491
8,022,500	1.25%, 10/31/18	7,865,187
3,360,700	1.25%, 11/30/18	3,288,761

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
2,659,500	1.50%, 12/31/18	$2,629,581
794,700	2.00%, 11/15/21	758,504
991,100	1.75%, 5/15/22	916,458
2,657,700	2.50%, 8/15/23	2,552,221
686,700	2.75%, 11/15/23	671,786

		40,753,622

Total U.S. Treasury Obligations (Cost $116,643,566)		116,172,246

Purchased Swaptions (0.0%):
Total Purchased Swaptions (Cost $668,805)		283,885

Purchased Options (0.4%):
Total Purchased Options (Cost $3,549,137)		2,741,831

Exchange Traded Funds (1.1%):
53,073	Market Vectors Gold Miners, ETF	1,120,902
3,924	ETFS Platinum Trust(h)	525,384
4,648	ETFS Physical Palladium Shares(h)	324,477
75,708	iShares Gold Trust(h)	884,269
38,952	SPDR Gold Trust(h)	4,525,054

Total Exchange Traded Fund (Cost $9,279,335)		7,380,086

Securities Held as Collateral for Securities on Loan (1.5%):
9,409,419	Allianz Variable Insurance Products Securities Lending Collateral Trust(i)	9,409,419

Total Securities Held as Collateral for Securities on Loan (Cost $9,409,419)		9,409,419

Unaffiliated Investment Company (0.3%):
1,690,824	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(f)	1,690,824

Total Unaffiliated Investment Company (Cost $1,690,824)		1,690,824

Total Investment Securities (Cost $594,167,075)(j) — 101.6%		656,967,495
Net other assets (liabilities) — (1.6)%		(10,278,723)

Net Assets — 100.0%		$646,688,772

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JPY—Notional amount stated is in Japanese Yen.

MTN—Medium Term Note

NYS—New York Shares

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $9,280,885.

#	Security issued in connection with a pending litigation settlement.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.84% of the net assets of the fund.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2013. The total of all such securities represent 0.66% of the net assets of the fund.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2013. The date presented represents the final maturity date.

(e)	Principal amount is stated in 1,000 Brazilian Real Units.

(f)	The rate represents the effective yield at December 31, 2013.

(g)	Principal amount is stated in 100 Mexican Peso Units.

(h)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”).

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(j)	See Federal Tax Information listed in the Notes to the Financial Statements.

(k)	Defaulted bond.

Amounts shown as ”—” are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Argentina	0.1%
Australia	1.8%
Austria	—	%NM
Belgium	0.2%
Bermuda	0.3%
Brazil	1.5%
British Virgin Islands	—	%NM
Canada	1.8%
Cayman Islands	0.4%
Chile	0.3%
China	0.2%
Colombia	—	%NM
Denmark	0.1%
Finland	—	%NM
France	3.7%
Germany	3.8%
Guernsey	—%
Hong Kong	0.7%
India	0.1%
Indonesia	—	%NM
Ireland	0.3%
Ireland (Republic of)	0.5%
Israel	—	%NM
Italy	0.9%

Country	Percentage
Japan	9.3%
Jersey	0.4%
Kazakhstan	0.1%
Korea, Republic Of	0.3%
Luxembourg	0.3%
Malaysia	0.5%
Mexico	1.0%
Netherlands	2.5%
Norway	0.3%
Portugal	0.1%
Republic of Korea (South)	0.7%
Russian Federation	0.1%
Singapore	0.7%
South Africa	0.1%
Spain	0.2%
Sweden	0.5%
Switzerland	2.3%
Taiwan	0.2%
Thailand	0.1%
Turkey	0.2%
United Arab Emirates	0.1%
United Kingdom	6.2%
United States	57.1%

100.0%

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

NM	Not meaningful, amount is less than 0.05%.

Futures Contracts

Cash of $1,935,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index E-Mini March Futures (U.S. Dollar)	Short	3/21/14	(163)	$(8,286,920)	$(225,126)
FTSE 100 Index March Futures (British Pounds)	Short	3/21/14	(5)	(554,454)	(925)
DJ EURO STOXX 50 March Futures (Euro)	Short	3/21/14	(216)	(9,234,731)	(314,174)
NIKKEI 225 Index March Futures (Japanses Yen)	Short	3/13/14	(10)	(775,952)	(5,979)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Short	3/21/14	(90)	(8,284,950)	(156,703)
CAC40 10 Euro January Futures (Euro)	Long	1/20/14	6	354,779	15,520
ASX SPI 200 Index March Futures (Australian Dollar)	Long	3/20/14	2	237,368	10,669
German Stock Index March Futures (Euro)	Long	3/21/14	4	1,321,324	55,584
S&P/Toronto Stock Exchange 60 Index March Futures (Canadian Dollar)	Long	3/20/14	2	294,098	10,414

Total					$(610,720)

Option Contracts

At December 31, 2013, the Fund’s open purchased exchange-traded options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
90	On Anadarko Petroleum Corp., Strike @ 98 Exp 2/22/14	$945
1,033	On Barrick Gold Corp., Strike @ 80 Exp 1/18/14	1,033
183	On Freeport-Mcmoran Copper & Gold, Inc., Strike @ 34 Exp 2/22/14	70,455
646	On Goldcorp, Inc., Strike @ 80 Exp 1/18/14	646
52	On MetLife, Inc., Strike @ 50 Exp 1/17/15	38,090
827	On Newmont Mining Corp., Strike @ 90 Exp 1/18/14	827
34	On Prudential Financial, Inc., Strike @ 83 Exp 1/17/15	48,535

Total Call Options (Cost $160,083)		$160,531

Put Options:
62	On Cubist Pharmaceuticals, Inc., Strike @ 55 Exp 1/18/14	$620
50	On S&P 500 Index, Strike @ 1720 Exp 1/18/14	9,250
17	On S&P 500 Index, Strike @ 1740 Exp 1/18/14	3,910

Total Put Options (Cost $241,133)		$13,780

At December 31, 2013, the Fund’s open purchased over-the-counter options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
27,342	On Activision Blizzard, Inc., Strike @ 20 Exp 1/17/14, with Goldman Sachs	$326
20,464	On Agnico-Eagle Mines, Ltd., Strike @ 85 Exp 1/17/14, with Deutsche Bank	—
49,392	On Alcoa, Inc., Strike @ 15 Exp 1/17/14, with Goldman Sachs	97
32,636	On Anadarko Petroleum Corp., Strike @ 83 Exp 5/16/14, with Deutsche Bank	134,152
19,628	On Anadarko Petroleum Corp., Strike @ 85 Exp 7/18/14, with Credit Suisse First Boston	84,140
24,268	On AngloGold, Ltd., Strike @ 65 Exp 1/17/14, with Deutsche Bank	—
2,073	On Autozone, Inc., Strike @ 550 Exp 1/17/14, with Goldman Sachs	1
157,232	On Bank of America Corp., Strike @ 17 Exp 1/16/15, with Citibank	174,708
26,460	On Broadcom Corp., Strike @ 55 Exp 1/17/14, with Goldman Sachs	—
28,665	On Caterpillar, Inc., Strike @ 135 Exp 1/17/14, with Goldman Sachs	2
44,025	On Citigroup, Inc., Strike @ 60 Exp 1/16/15, with Bank of America	102,940
130,514	On Coca-Cola Co. (The), Strike @ 45 Exp 1/16/15, with Deutsche Bank	142,675

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Number of Contracts	Description	Fair Value
9,709	On Coeur d’Alene Mines Corp., Strike @ 40 Exp 1/17/14, with Deutsche Bank	$—
46,607	On Corning, Inc., Strike @ 20 Exp 1/17/14, with Goldman Sachs	743
28,813	On Eldorado Gold Corp., Strike @ 25 Exp 1/17/14, with Deutsche Bank	—
77,175	On EMC Corp., Strike @ 40 Exp 1/17/14, with Goldman Sachs	—
7,715	On Endeavour Silver Corp., Strike @ 20 Exp 1/17/14, with Deutsche Bank	—
4,874	On First Majestic Silver Corp., Strike @ 35 Exp 1/17/14, with Deutsche Bank	—
59,535	On Freeport-Mcmoran Copper & Gold, Inc., Strike @ 64 Exp 1/17/14, with Goldman Sachs	—
110,249	On General Electric Co., Strike @ 35 Exp 1/17/14, with Goldman Sachs	18
59,566	On Gold Fields, Ltd., Strike @ 22 Exp 1/17/14, with Deutsche Bank	—
13,965	On Halliburton Co., Strike @ 55 Exp 1/18/14, with Goldman Sachs	1,391
15,193	On Harmony Gold Mining Co., Ltd., Strike @ 15 Exp 1/17/14, with Deutsche Bank	—
94,086	On Hewlett-Packard Co., Strike @ 30 Exp 1/17/14, with Goldman Sachs	15,190
13,049	On Humana, Inc., Strike @ 130 Exp 1/16/15, with Goldman Sachs	42,178
25,625	On IAMGOLD Corp., Strike @ 30 Exp 1/17/14, with Deutsche Bank	—
11,466	On IBM Corp., Strike @ 295 Exp 1/17/14, with Goldman Sachs	—
110,249	On Intel Corp., Strike @ 40 Exp 1/18/14, with Goldman Sachs	—
30,870	On J.C. Penney Co., Inc., Strike @ 55 Exp 1/17/14, with Goldman Sachs	—
78,616	On JPMorgan Chase & Co., Strike @ 65 Exp 1/16/15, with Bank of America	181,430
110,307	On Kinross Gold Corp., Strike @ 20 Exp 1/17/14, with Deutsche Bank	—
63,945	On Marvell Tech Group, Ltd., Strike @ 20 Exp 1/17/14, with Goldman Sachs	459
19,845	On McDonald’s Corp., Strike @ 135 Exp 1/17/14, with Goldman Sachs	—
130,514	On Merck & Co., Inc., Strike @ 55 Exp 1/16/15, with Deutsche Bank	185,069
15,435	On Monster Beverage Corp., Strike @ 105 Exp 1/17/14, with Goldman Sachs	2
36,162	On NetApp, Inc., Strike @ 60 Exp 1/17/14, with Goldman Sachs	1
16,343	On New Gold, Inc., Strike @ 22 Exp 1/17/14, with Deutsche Bank	—
15,102	On NovaGold Resources, Inc., Strike @ 12 Exp 1/17/14, with Deutsche Bank	—
65,257	On Oracle Corp., Strike @ 42 Exp 1/16/15, with Deutsche Bank	51,735
27,555	On Pan American Silver Corp., Strike @ 50 Exp 1/17/14, with Deutsche Bank	—
32,700	On QEP Resources, Inc., Strike @ 35 Exp 4/17/14, with Goldman Sachs	18,680
44,100	On Qualcomm, Inc., Strike @ 95 Exp 1/17/14, with Goldman Sachs	4
3,720	On Randgold Resources, Ltd., Strike @ 165 Exp 1/17/14, with Deutsche Bank	—
3,664	On Royal Gold, Inc., Strike @ 125 Exp 1/17/14, with Deutsche Bank	—
2,414	On S&P 500 Index, Strike @ 30 Exp 1/17/14, with Deutsche Bank	—
16,314	On SeaBridge Gold Inc., Strike @ 150 Exp 1/16/15, with Deutsche Bank	86,425
6,746	On Silver Standard Resources, Inc., Strike @ 30 Exp 1/17/14, with Deutsche Bank	—
27,673	On Silver Wheaton Corp., Strike @ 55 Exp 1/17/14, with Deutsche Bank	—
15,738	On Silvercorp Metals, Inc., Strike @ 15 Exp 1/17/14, with Deutsche Bank	—
94,106	On Staples, Inc., Strike @ 20 Exp 1/17/14, with Goldman Sachs	—
6,615	On Starwood Hotels & Worldwide, Inc., Strike @ 85 Exp 1/17/14, with Goldman Sachs	671
17,649	On Stillwater Mining Co., Strike @ 25 Exp 1/17/14, with Deutsche Bank	—
7,148	On Takeda Pharmaceutical Co., Ltd., Strike @ 4906 Exp 10/9/14, with Goldman Sachs	14,700
8,000	On Takeda Pharmaceutical Co., Ltd., Strike @ 5109 Exp 1/29/15, with JPMorgan Chase	16,408
1,004	On Topix Index, Strike @ 1154 Exp 6/13/14, with Bank of America	169,162
153,558	On Topix Index, Strike @ 1157 Exp 4/11/14, with UBS Warburg	220,439
1,281	On Topix Index, Strike @ 1164 Exp 5/9/14, with JPMorgan Chase Chase	197,478
148,791	On Topix Index, Strike @ 1247 Exp 9/12/14, with Citibank	155,796
153,154	On Topix Index, Strike @ 1271 Exp 3/14/14, with BNP Paribas	90,065
230,041	On Topix Index, Strike @ 1291 Exp 7/11/14, with Goldman Sachs	166,114
16,758	On United Technologies Corp., Strike @ 120 Exp 1/17/14, with Goldman Sachs	2,193
22,050	On UnitedHealth Group, Inc., Strike @ 85 Exp 1/17/14, with Goldman Sachs	687
7,412	On Visa, Inc., Strike @ 190 Exp 1/17/14, with Goldman Sachs	239,091
15,435	On Western Union Co., Strike @ 25 Exp 1/17/14, with Goldman Sachs	—
66,238	On Yamana Gold, Inc., Strike @ 30 Exp 1/17/14, with Deutsche Bank	—
15,435	On Yum! Brands, Inc., Strike @ 100 Exp 1/17/14, with Goldman Sachs	—

Total Call Options (Cost $2,922,469)		$2,495,170

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Number of Contracts	Description	Fair Value
Put Options:
1,847	On S&P 500 Index, Strike @ 1752 Exp 2/21/14, with Goldman Sachs	$19,573
1,848	On S&P 500 Index, Strike @ 1746 Exp 2/21/14, with Credit Suisse First Boston	18,332
1,857	On S&P 500 Index, Strike @ 1744 Exp 2/21/14, with BNP Paribas	18,048
1,750	On SPX Corp., Strike @ 1741 Exp 2/21/14, with JPMorgan Chase	16,397

Total Put Options (Cost $225,452)		$72,350

At December 31, 2013, the Fund’s open written exchange-traded options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
12	On ACE, Ltd., Strike @ 93 Exp 2/22/14	$(13,140)
127	On Marathon Petroleum Corp., Strike @ 78 Exp 1/18/14	(181,610)
96	On Marathon Petroleum Corp., Strike @ 80 Exp 4/19/14	(129,120)
64	On Marathon Petroleum Corp., Strike @ 85 Exp 4/19/14	(63,680)
33	On S&P 500 Index, Strike @ 1800 Exp 1/18/14	(171,765)
34	On S&P 500 Index, Strike @ 1825 Exp 1/18/14	(106,930)
13	On Travelers Cos., Inc. (The), Strike @ 83 Exp 1/18/14	(10,465)
22	On Williams-Sonoma, Inc., Strike @ 53 Exp 1/18/14	(12,870)
16	On Williams-Sonoma, Inc., Strike @ 55 Exp 1/18/14	(5,680)
35	On XL Group plc, Strike @ 32 Exp 4/19/14	(4,270)

Total Call Options (Premiums Received $253,433)		$(699,530)

Put Options:
125	On Consol Energy, Inc., Strike @ 35 Exp 4/19/14	$(17,313)
126	On Dresser Rand Group, Inc., Strike @ 60 Exp 3/22/14	(38,745)
47	On EOG Resources, Inc., Strike @ 165 Exp 4/19/14	(39,363)
90	On Marathon Petroleum Corp., Strike @ 63 Exp 4/19/14	(2,700)
90	On Marathon Petroleum Corp., Strike @ 65 Exp 4/19/14	(3,150)
120	On Phillips 66, Strike @ 58 Exp 5/17/14	(6,000)
109	On Pultegroup, Inc., Strike @ 15 Exp 1/18/14	(218)

Total Put Options (Premiums Received $337,487)		$(107,489)

At December 31, 2013, the Fund’s open written over-the-counter options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
13,965	On Halliburton Co., Strike @ 55 Exp 1/17/14, with Deutsche Bank	$(1,238)
1,848	On S&P 500 Index, Strike @ 1835 Exp 2/21/14, with Credit Suisse First Boston	(64,700)
1,857	On S&P 500 Index, Strike @ 1842 Exp 2/21/14, with BNP Paribas	(57,477)

Total Call Options (Premiums Received $66,791)		$(123,415)

Put Options:
32,700	On QEP Resources, Inc., Strike @ 25 Exp 4/17/14, with Goldman Sachs	$(20,822)
1,857	On S&P 500 Index, Strike @ 1566 Exp 2/21/14, with BNP Paribas	(2,774)
1,848	On S&P 500 Index, Strike @ 1568 Exp 2/21/14, with Credit Suisse First Boston	(2,807)
1,847	On S&P 500 Index, Strike @ 1573 Exp 2/21/14, with Goldman Sachs	(2,960)
1,750	On SPX Corp., Strike @ 1563 Exp 2/21/14, with JPMorgan Chase	(2,538)

Total Put Options (Premiums Received $56,660)		$(31,901)

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

At December 31, 2013, the Fund’s open purchased over-the-counter swaptions were as follows:

Number of Contracts	Description	Fair Value
Call Swaptions:
3,271	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 1.60%, Exp 6/3/14 (USD), with Goldman Sachs	$50,662
3,270	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 1.60%, Exp 6/3/14 (USD), with Goldman Sachs	50,663
822	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 1.65%, Exp 6/4/14 (USD), with Deutsche Bank	16,462

Total Call Swaptions (Cost $433,443)		$117,787

Put Swaptions:
1,586	2-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 3.50%, Exp 12/17/15 (USD), with Goldman Sachs	$117,723
13,242	5-Year Interest Rate, Pay 6-Month JPY LIBOR, Exercise @ 1.60%, Exp 12/17/18 (JPY), with Goldman Sachs	25,516
1,006,980	5-Year Interest Rate, Pay 6-Month JPY LIBOR, Exercise @ 1.07%, Exp 4/4/18 (JPY), with Deutsche Bank	22,859

Total Put Swaptions (Cost $235,362)		$166,098

At December 31, 2013, the Fund’s open written over-the-counter swaptions were as follows:

Number of Contracts	Description	Fair Value
Put Swaptions:
822	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 2.30%, Exp 6/4/14 (USD), with Deutsche Bank	$(137,226)
1,586	2-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 5.75%, Exp 12/17/15 (USD), with Goldman Sachs	(153,272)
971	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 2.25%, Exp 6/3/14 (USD), with Goldman Sachs	(74,541)
1,635	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 2.25%, Exp 6/3/14 (USD), with Goldman Sachs	(125,524)

Total Put Swaptions (Premiums Received $329,441)		$(490,563)

Forward Currency Contracts

At December 31, 2013, the Fund's open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Morgan Stanley	1/24/14	1,216,400	$1,135,412	$1,084,082	$51,330
Brazilian Real	Deutsche Bank	1/30/14	1,385,386	593,364	582,781	10,583
Brazilian Real	Morgan Stanley	1/31/14	1,382,936	580,188	581,616	(1,428)
British Pound	Deutsche Bank	1/24/14	1,488,000	2,401,141	2,463,273	(62,132)
European Euro	BNP Paribas	1/9/14	326,516	438,636	449,151	(10,515)
European Euro	Barclays Bank	1/17/14	859,700	1,166,622	1,182,587	(15,965)
European Euro	Deutsche Bank	1/24/14	420,600	569,099	578,567	(9,468)
European Euro	Morgan Stanley	1/30/14	1,125,500	1,548,553	1,548,207	346
European Euro	Credit Suisse First Boston	2/6/14	679,200	935,123	934,286	837
European Euro	Deutsche Bank	2/6/14	474,500	653,197	652,707	490
European Euro	UBS Warburg	2/6/14	1,049,100	1,444,084	1,443,109	975
Japanese Yen	Bank of America	1/9/14	132,480,125	1,330,603	1,258,299	72,304
Japanese Yen	Goldman Sachs	1/9/14	139,235,470	1,397,736	1,322,462	75,274
Japanese Yen	UBS Warburg	1/15/14	60,000,000	614,125	569,899	44,226
Japanese Yen	BNP Paribas	1/16/14	138,029,027	1,348,422	1,311,050	37,372
Japanese Yen	Credit Suisse First Boston	1/16/14	73,626,625	719,010	699,333	19,677
Japanese Yen	Credit Suisse First Boston	1/17/14	130,308,950	1,275,001	1,237,729	37,272
Japanese Yen	Goldman Sachs	1/17/14	135,349,060	1,326,236	1,285,602	40,634
Japanese Yen	Barclays Bank	1/23/14	107,007,872	1,068,803	1,016,437	52,366
Japanese Yen	UBS Warburg	1/23/14	44,530,365	438,000	422,981	15,019
Japanese Yen	UBS Warburg	1/27/14	200,000,000	2,027,493	1,899,782	127,711
Japanese Yen	UBS Warburg	1/30/14	88,344,619	860,220	839,191	21,029
Japanese Yen	Goldman Sachs	1/31/14	180,594,222	1,766,531	1,715,483	51,048
Japanese Yen	Bank of America	2/6/14	140,913,360	1,373,103	1,338,591	34,512
Japanese Yen	Morgan Stanley	2/7/14	271,047,855	2,626,458	2,574,800	51,658
Japanese Yen	Deutsche Bank	2/10/14	170,000,000	1,725,888	1,614,928	110,960

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	Morgan Stanley	3/17/14	130,000,000	$1,262,847	$1,235,179	$27,668
Mexican Peso	UBS Warburg	1/9/14	7,557,080	588,929	578,817	10,112
Mexican Peso	UBS Warburg	2/6/14	9,287,000	681,855	709,730	(27,875)
Mexican Peso	Credit Suisse First Boston	3/20/14	13,235,000	1,016,354	1,008,204	8,150
Mexican Peso	Credit Suisse First Boston	4/3/14	9,920,000	764,276	754,843	9,433
Mexican Peso	Credit Suisse First Boston	4/30/14	5,064,500	389,337	384,580	4,757
Mexican Peso	Morgan Stanley	4/30/14	9,040,530	689,564	686,506	3,058
Mexican Peso	Morgan Stanley	5/15/14	5,627,970	430,358	426,879	3,479
Mexican Peso	UBS Warburg	5/29/14	3,320,470	253,193	251,587	1,606

				$37,439,761	$36,643,258	$796,503

Long Contracts:
Australian Dollar	Morgan Stanley	1/24/14	1,216,400	$1,080,334	$1,084,082	$3,748
European Euro	Brown Brothers Harriman	1/3/14	124,003	169,498	170,576	1,078
European Euro	Brown Brothers Harriman	1/13/14	451,300	617,931	620,801	2,870
European Euro	Brown Brothers Harriman	1/13/14	730,100	981,826	1,004,313	22,487
Norwegian Krone	Goldman Sachs	1/2/14	482,744	78,499	79,616	1,117
Swedish Krona	Goldman Sachs	1/2/14	552,318	84,140	85,898	1,758

				$3,012,228	$3,045,286	$33,058

At December 31, 2013, the Fund's open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro/Japanese Yen	Barclays Bank	1,027,200 EUR	145,287,168 JPY	$1,415,779	$1,448,668	$32,889

				$1,415,779	$1,448,668	$32,889

Centrally Cleared Credit Default Swap Agreements—Buy Protection(a)

At December 31, 2013, the Fund's open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2013 (b)	Notional Amount (c)	Fixed Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North America High Yield Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 21	JPMorgan Chase	12/20/18	3.08%	$3,466,000	5.00%	$(295,152)	$(237,340)	$(57,812)

						$(295,152)	$(237,340)	$(57,812)

Centrally Cleared Credit Default Swap Agreements—Sell Protection(a)

At December 31, 2013, the Fund's open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2013 (b)	Notional Amount (c)	Fixed Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 21	JPMorgan Chase	12/20/18	0.63%	$(831,000)	1.00%	$14,868	$8,737	$6,131

						$14,868	$8,737	$6,131

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2013, the Fund’s open over-the-counter interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount (Local)		Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month U.S. Dollar LIBOR BBA	0.49%	9/14/15	Deutsche Bank	560,000	USD	$(1,455)	$(1,455)
Receive	3-Month U.S. Dollar LIBOR BBA	0.50%	9/17/15	JPMorgan Chase	1,490,000	USD	(4,138)	(4,138)
Receive	3-Month U.S. Dollar LIBOR BBA	0.60%	9/17/15	Deutsche Bank	600,000	USD	(2,829)	(2,829)
Receive	3-Month U.S. Dollar LIBOR BBA	0.49%	9/17/15	Deutsche Bank	400,000	USD	(1,031)	(1,031)
Pay	3-Month U.S. Dollar LIBOR BBA	1.30%	8/17/16	Deutsche Bank	1,253,000	USD	1,024	1,024
Pay	3-Month U.S. Dollar LIBOR BBA	1.03%	9/27/16	Deutsche Bank	200,000	USD	(615)	(615)
Pay	3-Month U.S. Dollar LIBOR BBA	0.83%	9/27/16	Deutsche Bank	1,150,000	USD	(5,773)	(5,773)
Pay	3-Month U.S. Dollar LIBOR BBA	1.01%	9/27/16	Deutsche Bank	540,052	USD	(1,771)	(1,771)
Pay	3-Month U.S. Dollar LIBOR BBA	1.50%	9/27/16	Deutsche Bank	1,700,000	USD	2,637	2,637
Pay	3-Month U.S. Dollar LIBOR BBA	1.46%	9/28/16	Deutsche Bank	1,600,000	USD	1,727	1,727
Pay	3-Month U.S. Dollar LIBOR BBA	1.00%	9/28/16	Deutsche Bank	1,350,000	USD	(4,613)	(4,613)
Pay	3-Month U.S. Dollar LIBOR BBA	1.00%	9/28/16	Goldman Sachs	6,073,000	USD	(20,783)	(20,783)
Pay	3-Month U.S. Dollar LIBOR BBA	1.04%	9/28/16	Deutsche Bank	1,200,000	USD	(3,641)	(3,641)
Pay	3-Month U.S. Dollar LIBOR BBA	1.16%	9/14/18	Deutsche Bank	250,000	USD	(4,817)	(4,817)
Pay	3-Month U.S. Dollar LIBOR BBA	1.19%	9/17/18	JPMorgan Chase	610,300	USD	(11,103)	(11,103)
Pay	3-Month U.S. Dollar LIBOR BBA	1.13%	9/17/18	Deutsche Bank	200,000	USD	(4,204)	(4,204)
Pay	3-Month U.S. Dollar LIBOR BBA	1.49%	9/17/18	Deutsche Bank	200,000	USD	(690)	(690)

							$(62,075)	$(62,075)

Centrally Cleared Interest Rate Swap Agreements

At December 31, 2013, the Fund's open centrally cleared interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount (Local)	Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month U.S. Dollar LIBOR BBA	1.78%	9/27/16	JPMorgan Chase	940,000 USD	$11	$3,868	$3,857
Pay	3-Month U.S. Dollar LIBOR BBA	1.26%	9/28/16	JPMorgan Chase	550,000 USD	—	(582)	(582)
Pay	3-Month U.S. Dollar LIBOR BBA	1.05%	9/28/16	JPMorgan Chase	600,000 USD	7	(1,882)	(1,889)
Pay	3-Month U.S. Dollar LIBOR BBA	3.91%	11/13/19	JPMorgan Chase	6,620,000 USD	82	(15,631)	(15,713)
Pay	3-Month U.S. Dollar LIBOR BBA	3.92%	11/13/19	JPMorgan Chase	6,620,000 USD	82	(15,033)	(15,115)

							$(29,260)	$(29,442)

Total Return Swaps at December 31, 2013

Counterparty	Receive/Pay Total Return	Expiration Date	Notional Amount (Local)	Unrealized Appreciation/ (Depreciation)
Citibank NA	KOSPI 200 Index March Futures	3/13/14	2,493,877,300 KRW	$34,991
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/5/16	26,350,000 JPY	12,632
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/5/16	26,800,000 JPY	8,358
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/5/17	25,515,000 JPY	20,173
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/5/17	27,805,000 JPY	27,163

				$103,317

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a buyer or seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the financial statements.

AZL BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$594,167,075

Investment securities, at value*	$656,967,495
Cash	55,436
Segregated cash for collateral	2,410,000
Interest and dividends receivable	1,525,409
Unrealized appreciation on forward currency contracts	989,833
Unrealized appreciation on swap agreements	108,705
Receivable for capital shares issued	1,096,174
Receivable for investments sold	520,573
Receivable for variation margin on swaps	550
Receivable for variation margin on futures contracts	2,178
Reclaims receivable	59,229
Prepaid expenses	7,792

Total Assets	663,743,374

Liabilities:
Cash received as collateral for derivatives	1,700,000
Written options and swaptions (Premiums received $1,043,812)	1,452,898
Foreign currency, at value (cost $67,198)	64,843
Unrealized depreciation on forward currency contracts	127,383
Unrealized depreciation on swap agreements	67,463
Payable for collateral received on loaned securities	9,409,419
Payable for investments purchased	3,437,396
Payable for variation margin on futures contracts	98,930
Payable for variation margin on swaps	21,879
Manager fees payable	399,897
Administration fees payable	35,488
Distribution fees payable	133,298
Custodian fees payable	76,155
Administrative and compliance services fees payable	2,466
Trustee fees payable	19
Other accrued liabilities	27,068

Total Liabilities	17,054,602

Net Assets	$646,688,772

Net Assets Consist of:
Capital	$565,978,918
Accumulated net investment income/(loss)	3,393,450
Accumulated net realized gains/(losses) from investment transactions	14,707,931
Net unrealized appreciation/(depreciation) on investments	62,608,473

Net Assets	$646,688,772

Shares of beneficial interest (unlimited number of shares authorized, no par value)	53,656,713
Net Asset Value (offering and redemption price per share)	$12.05

*	Includes securities on loan of $9,280,885.

Consolidated Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$6,222,195
Interest	2,831,040
Income from securities lending	95,394
Foreign withholding tax	(324,935)

Total Investment Income	8,823,694

Expenses:
Manager fees	3,557,181
Administration fees	277,149
Distribution fees	1,185,727
Custodian fees	286,457
Administrative and compliance services fees	8,830
Trustee fees	22,291
Professional fees	26,041
Shareholder reports	17,897
Other expenses	16,350

Total expenses before reductions	5,397,923
Less expenses paid indirectly	(2,915)

Net expenses	5,395,008

Net Investment Income/(Loss)	3,428,686

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains (losses) on securities transactions	10,873,126
Net realized gains (losses) on futures contracts	1,575,442
Net realized gains (losses) on options contracts	1,494,591
Net realized gains (losses) on swap agreements	(441,830)
Net realized gains (losses) on forward currency contracts	2,035,723
Change in net unrealized appreciation/depreciation on investments	43,890,720

Net Realized/Unrealized Gains/(Losses) on Investments	59,427,772

Change in Net Assets Resulting From Operations	$62,856,458

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

	AZL BlackRock Global Allocation Fund
	For the Year Ended December 31, 2013	January 10, 2012 to December 31, 2012(a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,428,686	$3,610,899
Net realized gains/(losses) on investment transactions	15,537,052	(347,310)
Change in unrealized appreciation/depreciation on investments	43,890,720	18,717,753

Change in net assets resulting from operations	62,856,458	21,981,342

Dividends to Shareholders:
From net investment income	(48,119)	(3,796,449)
From net realized gains	(976,480)	—

Change in net assets resulting from dividends to shareholders	(1,024,599)	(3,796,449)

Capital Transactions:
Proceeds from shares issued	276,183,753	599,008,995
Proceeds from dividends reinvested	1,024,599	3,796,449
Value of shares redeemed	(1,414,434)	(311,927,342)

Change in net assets resulting from capital transactions	275,793,918	290,878,102

Change in net assets	337,625,777	309,062,995
Net Assets:
Beginning of period	309,062,995	—

End of period	$646,688,772	$309,062,995

Accumulated net investment income/(loss)	$3,393,450	$(248,340)

Share Transactions:
Shares issued	24,476,115	59,030,503
Dividends reinvested	89,877	360,194
Shares redeemed	(120,241)	(30,179,735)

Change in shares	24,445,751	29,210,962

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

AZL BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.58	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	1.42	0.58

Total from Investment Activities	1.49	0.71

Dividends to Shareholders From:
Net Investment Income	— (b)	(0.13)
Realized Gains	(0.02)	—

Total Dividends	(0.02)	(0.13)

Net Asset Value, End of Period	$12.05	$10.58

Total Return(c)	14.11%	7.13	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$646,689	$309,063
Net Investment Income/(Loss)(e)	0.72%	1.09%
Expenses Before Reductions(e)(f)	1.14%	1.15%
Expenses Net of Reductions(e)	1.14%	1.14%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.14%	1.15%
Portfolio Turnover Rate	50%	74	%(d)

(a)	Period from commencement of operations.

(b)	Less than $0.005.

(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses. See Note 2 in Notes to Consolidated Financial Statements.

See accompanying notes to the consolidated financial statements.

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Global Allocation Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Consolidation of Subsidiaries

The Fund’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments.

As of December 31, 2013, the Fund’s aggregate investment in the Subsidiary was $6,255,746, representing 0.97% of the Fund’s net assets.

The Fund’s operations have been consolidated with the operations of the Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $6.6 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $9,466 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Consolidated Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2013, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $41.9 million as of December 31, 2013. The monthly average amount for these contracts was $51.0 million for the year ended December 31, 2013.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $29.3 million as of December 31, 2013. The monthly average notional amount for these contracts was $12.5 million for the year ended December 31, 2013.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2013, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2013:

	Number of Contracts	Cost
Options outstanding at December 31, 2012	2,952,883		$3,097,758
Options purchased	3,448,549		7,785,463
Options exercised	(29,067)		(252,443)
Options expired	(174,871)		(2,602,542)
Options closed	(2,179,757)		(3,810,294)

Options outstanding at December 31, 2013	4,017,737		$4,217,942

The Fund had the following transactions in written call and put options during the year ended December 31, 2013:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	(82,982)		$(911,438)
Options written	(1,937,253)		(3,474,272)
Options exercised	1,941		201,878
Options expired	260,392		685,401
Options closed	1,694,057		2,454,619

Options outstanding at December 31, 2013	(63,845)		$(1,043,812)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be indentified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2013, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $34.7 million as of December 31, 2013. The monthly average gross notional amount for interest rate swaps was $35.6 million for the year ended December 31, 2013.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The gross notional amount of total return swaps outstanding was $44.2 million as of December 31, 2013. The monthly average gross notional amount for total return swaps was $13.1 million to the year ended December 31, 2013.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. As of December 31, 2013, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The gross notional amount of OTC and centrally cleared credit default swaps outstanding was $4.3 million as of December 31, 2013. The monthly average gross notional amount for credit default swaps was $3.4 million for the year ended December 31, 2013.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund's Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value	Consolidated Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk Exposure

Futures Contracts	Receivable for variation margin on futures contracts*	$92,187	Payable for variation margin on futures contracts*	$702,907

Option Contracts	Investment securities, at value (purchased options)	3,025,716	Written options	1,452,898

Total Return Swap Agreements	Unrealized appreciation on swap agreements	103,317	Unrealized depreciation on swap agreements	—

Credit Risk Exposure

Credit Default Swap Agreements	Unrealized appreciation on swap agreements+	6,131	Unrealized depreciation on swap agreements+	57,812

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value	Consolidated Statement of Assets and Liabilities Location	Total Fair Value

Interest Rate Risk

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements+	$9,245	Unrealized depreciation on swap agreements+	$100,762

Foreign Exchange Rate Risk Exposure

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	989,833	Unrealized depreciation on forward currency contracts	127,383

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

+	For swap agreements, the amounts represent the cumulative appreciation/(depreciation) of these agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on swaps.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Option Contracts	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation on Investments
Equity Risk Exposure	$1,575,442	$—	$1,494,591	$—	$(1,429,247)
Credit Risk Exposure	—	(207,391)	—	—	(53,839)
Interest Rate Risk Exposure	—	(234,439)	—	—	(122,871)
Foreign Exchange Rate Risk Exposure	—	—	—	2,035,723	731,136

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2013. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013.

As of December 31, 2013, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$2,178	$98,930
Forward currency contracts	989,833	127,383
Option contracts*	3,025,716	1,452,898
Swap agreements	109,255	89,342

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	4,126,982	1,768,553
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(203,474)	(922,828)

Total assets and liabilities subject to a MNA	$3,923,508	$840,725

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$560,348	$—	$—	$(560,348)	$—
Barclays Bank	85,255	(15,965)	—	—	69,290
BNP Paribas	213,811	(70,766)	—	—	143,045
Citibank	365,495	—	—	—	365,495
Credit Suisse First Boston	182,598	(67,507)	—	—	115,091
Deutsche Bank	766,798	(241,503)	—	(525,295)	—
Goldman Sachs	936,516	(397,902)	—	(500,000)	38,614
JPMorgan Chase	230,283	(17,779)	—	—	212,504
Morgan Stanley	141,287	(1,428)	—	—	139,859
UBS Warburg	441,117	(27,875)	—	—	413,242

Total	$3,923,508	$(840,725)	$—	$(1,585,643)	$1,497,140

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank	$15,965	$(15,965)	$—	$—	$—
BNP Paribas	70,766	(70,766)	—	—	—
Credit Suisse First Boston	67,507	(67,507)	—	—	—
Deutsche Bank	241,503	(241,503)	—	—	—
Goldman Sachs	397,902	(397,902)	—	—	—
JPMorgan Chase	17,779	(17,779)	—	—	—
Morgan Stanley	1,428	(1,428)	—	—	—
UBS Warburg	27,875	(27,875)	—	—	—

Total	$840,725	$(840,725)	$—	$—	$—

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Consolidated Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $5,574 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$5,442,780	$6,651,399	$—	$12,094,179
Airlines	2,211,315	982,001	—	3,193,316
Auto Components	2,583,479	5,521,668	—	8,105,147
Automobiles	4,034,690	10,393,354	—	14,428,044
Beverages	4,685,875	2,566,138	—	7,252,013
Biotechnology	5,896,984	279,737	—	6,176,721
Building Products	—	2,457,503	—	2,457,503
Capital Markets	3,377,579	2,757,763	—	6,135,342
Chemicals	2,589,122	11,213,503	—	13,802,625
Commercial Banks	7,105,070	17,289,844	—	24,394,914
Communications Equipment	5,765,000	105,347	—	5,870,347
Construction & Engineering	161,459	1,898,110	—	2,059,569
Construction Materials	—	330,936	—	330,936
Diversified Consumer Services	—	345,507	—	345,507
Diversified Financial Services	11,302,002	2,563,513	—	13,865,515
Diversified Metals & Mining	—	276,227	—	276,227
Diversified Telecommunication Services	2,339,457	6,665,820	—	9,005,277
Electric Utilities	4,018,452	1,049,171	—	5,067,623
Electrical Equipment	3,014,678	1,383,885	—	4,398,563
Electronic Equipment, Instruments & Components	182,847	3,871,151	—	4,053,998
Energy Equipment & Services	4,483,467	1,271,412	—	5,754,879
Food & Staples Retailing	1,905,899	1,010,652	—	2,916,551
Food Products	2,716,699	6,772,324	—	9,489,023
Gas Utilities	—	1,414,468	—	1,414,468
Health Care Equipment & Supplies	4,538,063	231,251	—	4,769,314
Health Care Providers & Services	15,184,467	4,971,804	—	20,156,271
Household Durables	—	2,498,035	—	2,498,035
Industrial Conglomerates	7,512,568	5,195,474	—	12,708,042
Insurance	10,700,711	5,622,065	—	16,322,776
Internet Software & Services	10,691,294	2,257,945	—	12,949,239
IT Services	10,420,408	2,395,485	—	12,815,893
Machinery	2,738,564	6,667,953	—	9,406,517
Media	5,794,308	1,723,564	—	7,517,872
Metals & Mining	6,398,530	8,089,553	—	14,488,083
Multiline Retail	49,235	497,531	—	546,766
Multi-Utilities	2,693,977	1,244,958	—	3,938,935
Oil, Gas & Consumable Fuels	20,216,281	10,838,499	—	31,054,780
Personal Products	—	1,058,775	—	1,058,775
Pharmaceuticals	9,761,804	12,992,200	—	22,754,004
Professional Services	—	350,522	—	350,522
Real Estate Investment Trusts (REITs)	4,046,734	634,792	—	4,681,526
Real Estate Management & Development	1,542,940	2,940,099	—	4,483,039
Road & Rail	3,801,246	2,755,994	—	6,557,240
Semiconductors & Semiconductor Equipment	691,023	4,791,410	—	5,482,433
Software	10,839,956	1,140,950	—	11,980,906

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

Investment Securities:	Level 1	Level 2	Level 3	Total

Specialty Retail	$445,528	$1,665,799	$—	$2,111,327
Textiles, Apparel & Luxury Goods	1,353,968	570,373	—	1,924,341
Trading Companies & Distributors	1,167,701	4,657,404	—	5,825,105
Transportation Infrastructure	—	120,313	400,890	521,203
Wireless Telecommunication Services	2,464,759	3,811,543	—	6,276,302
All Other Common Stocks+	28,659,178	—	—	28,659,178
Preferred Stocks
Auto Components	—	—	426,443	426,443
Commercial Banks	3,174,740	828,458	—	4,003,198
Diversified Financial Services	275,196	—	—	275,196
Machinery	177,814	—	—	177,814
All Other Preferred Stocks+	—	3,869,326	—	3,869,326
Warrant+	—	64,868	—	64,868
Convertible Preferred Stocks
Airlines	—	31,322	—	31,322
Commercial Banks	—	229,770	—	229,770
Health Care Providers & Services	—	350,760	—	350,760
All Other Convertible Preferred Stocks+	1,448,249	—	—	1,448,249
Private Placements+	—	3,131,103	—	3,131,103
Convertible Bonds+	—	12,515,523	—	12,515,523
Floating Rate Loans+	—	5,875,102	—	5,875,102
Corporate Bonds
Transportation Infrastructure	—	—	504,627	504,627
All Other Corporate Bonds+	—	12,788,537	—	12,788,537
Foreign Bonds+	—	45,129,512	—	45,129,512
Yankee Dollars+	—	13,741,143	—	13,741,143
U.S. Treasury Obligations	—	116,172,246	—	116,172,246
Purchased Swaptions	—	283,885	—	283,885
Purchased Options	174,311	2,567,520	—	2,741,831
Exchange Traded Fund	7,380,086	—	—	7,380,086
Securities Held as Collateral for Securities on Loan	—	9,409,419	—	9,409,419
Unaffiliated Investment Company	1,690,824	—	—	1,690,824

Total Investment Securities	$249,851,317	$405,784,218	$1,331,960	$656,967,495

Other Financial Instruments:				—
Futures Contracts	(610,720)	—	—	(610,720)
Written Call Options	(699,530)	(123,415)	—	(822,945)
Written Put Options	(107,489)	(31,901)	—	(139,390)
Written Swaptions	—	(490,563)	—	(490,563)
Forward Currency Contracts	—	862,450	—	862,450
Centrally Cleared Credit Default Swaps	—	(51,681)	—	(51,681)
Over-the-Counter Interest Rate Swaps	—	(62,075)	—	(62,075)
Centrally Cleared Interest Rate Swaps	—	(29,442)	—	(29,442)
Total Return Swaps	—	103,317	—	103,317

Total Investments	$248,433,578	$405,960,908	$1,331,960	$655,726,446

+	For detailed industry descriptions, see the accompanying Consolidated Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contacts, and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$434,910,170	$190,762,751

For the year ended December 31, 2013, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$54,790,850	$38,248,361

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2013 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Delta Debtco, Ltd., 9.25%, 10/30/19	10/17/12	$562,435	$571,000	$594,554	0.09%
Delta Topco, Ltd.	5/2/12	379,997	615,711	400,890	0.06%
Delta Topco, Ltd., 10.00%, 11/24/60	5/2/12	518,956	509,075	504,627	0.08%
Inversiones Alsacia SA, 8.00%, 8/18/18, Callable 2/18/15 @ 104.00	2/1/12	346,498	408,482	296,149	0.05%
Mobileye N.V., Series F, Preferred Shares	8/15/13	426,443	12,219	426,443	0.07%
Project Eagle Shell	12/27/12	350,890	20,670	1,184,081	0.18%
Project Eagle Shell, Class A	2/26/13	4,089	240	13,748	0.00%
Project Eagle Shell, Class D	12/27/12	314,602	18,506	1,060,116	0.16%
REI Agro, Ltd., Series REGS, 5.50%, 11/13/14	2/7/12	300,000	400,000	201,000	0.03%
TFS Corp., Ltd., 11.00%, 7/15/18, Callable 7/15/15 @ 108.00	6/6/12	409,063	425,000	437,219	0.07%
Zeus (Cayman) II, Ltd., Series REGS, 1.02%, 8/18/16+	1/25/12	19,100,000	20,000,000	330,943	0.05%

(a)	Acquisition date represents the initial purchase date of the security.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

7. Investment Risks

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions.

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2013

In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $595,633,460. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$74,140,309
Unrealized depreciation	(12,806,274)

Net unrealized appreciation/(depreciation)	$61,334,035

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$1,024,599	$—	$1,024,599

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$3,796,449	$—	$3,796,449

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Global Allocation Fund	$10,588,934	$8,900,442	$—	$61,240,378	$80,729,754

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the mark to market of unrealized appreciation on passive foreign investment companies.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2013, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

10. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Trust, including the consolidated schedule of portfolio investments, as of December 31, 2013, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 51.05% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $976,480.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Columbia Mid Cap Value Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of New Subadvisory Agreement

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Mid Cap Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Columbia Mid Cap Value Fund and Columbia Management Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Columbia Mid Cap Value Fund returned 34.91%1. That compared to a return of 33.46% for its benchmark, the Russell Midcap® Value Index2.

The U.S. financial markets began 2013 on a strong note and continued to rally through most of the year. The stock market dipped slightly mid-year after the Federal Reserve Bank hinted that it would taper its bond purchasing program. However, the drop was short-lived.

The U.S. economy showed signs of continued recovery in the second half of the year, as job gains improved, manufacturing activity accelerated and housing prices rebounded. Late in the period, the Federal Reserve officially announced it would slow down its buyback of bonds, and Congress approved a bipartisan budget deal. Investors welcomed both pieces of news, and stocks climbed higher as the period came to a close.

The Fund’s relative performance was bolstered by its strong stock selection, especially in the financials, materials and health care sectors. For example, shares of a pharmaceutical company advanced following its acquisition of a competitor. An underweight position in REITs relative to the benchmark also contributed to the Fund’s relative return, as the Fund avoided many poor performers. Overweight positions in industrials and the wireless telecommunication industry also helped boost relative performance.*

The Fund’s cash holdings, though not significant, detracted from its relative return, as would be expected in a strong equity market. The weak performance of the Fund’s information technology sector stocks also dragged down the Fund’s return relative to the benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Columbia Mid Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/06)
AZL® Columbia Mid Cap Value Fund	34.91%[1]	14.71%	19.63%	2.83%
Russell Midcap® Value Index	33.46%	15.97%	21.16%	7.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Columbia Mid Cap Value Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Columbia Mid Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Columbia Mid Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Columbia Mid Cap Value Fund	$1,000.00	$1,171.50	$5.75	1.05%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Columbia Mid Cap Value Fund	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	28.8%
Industrials	11.4
Consumer Discretionary	10.7
Information Technology	10.3
Energy	9.5
Health Care	8.0
Utilities	7.9
Materials	4.8
Consumer Staples	1.5
Telecommunication Services	1.4
Services	0.4

Total Common Stock	94.7
Money Market	5.3
Securities Held as Collateral for Securities on Loan	1.6

Total Investment Securities	101.6
Net other assets (liabilities)	(1.6)

Net Assets	100.0%

3

AZL Columbia Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (94.7%):
Airlines (0.8%):
47,600	United Continental Holdings, Inc.*	$1,800,708

Auto Components (1.2%):
37,175	TRW Automotive Holdings Corp.*	2,765,448

Automobiles (1.0%):
32,311	Harley-Davidson, Inc.	2,237,214

Building Products (1.1%):
85,900	USG Corp.*	2,437,842

Capital Markets (3.5%):
82,375	Raymond James Financial, Inc.	4,299,151
121,550	TD Ameritrade Holding Corp.	3,724,292

		8,023,443

Chemicals (2.1%):
17,850	International Flavor & Fragrances, Inc.	1,534,743
18,050	Methanex Corp.	1,069,282
11,598	PPG Industries, Inc.	2,199,677

		4,803,702

Commercial Banks (8.7%):
87,125	CIT Group, Inc.	4,541,826
32,960	City National Corp.	2,611,091
30,275	Cullen/Frost Bankers, Inc.	2,253,368
74,100	East West Bancorp, Inc.	2,591,277
175,366	Fifth Third Bancorp	3,687,947
21,776	SVB Financial Group*	2,283,431
76,656	Zions Bancorp	2,296,614

		20,265,554

Communications Equipment (1.9%):
43,150	Aruba Networks, Inc.*	772,385
16,900	F5 Networks, Inc.*	1,535,534
93,000	Juniper Networks, Inc.*	2,099,010

		4,406,929

Containers & Packaging (1.7%):
36,300	Packaging Corp. of America	2,297,064
47,975	Sealed Air Corp.	1,633,549

		3,930,613

Diversified Consumer Services (0.4%):
58,447	Houghton Mifflin Harcourt Co.*	991,261

Electric Utilities (3.1%):
74,800	Great Plains Energy, Inc.	1,813,152
110,950	Portland General Electric Co.	3,350,690
69,600	PPL Corp.	2,094,264

		7,258,106

Electrical Equipment (0.8%):
51,600	Babcock & Wilcox Co. (The)	1,764,204

Electronic Equipment, Instruments & Components (1.2%):
25,750	Arrow Electronics, Inc.*	1,396,937
42,425	FLIR Systems, Inc.	1,276,993

		2,673,930

Energy Equipment & Services (3.6%):
19,700	Cameron International Corp.*	1,172,741
30,544	Frank’s International NV	824,688
16,475	Oceaneering International, Inc.	1,299,548
89,400	Superior Energy Services, Inc.*	2,378,934
167,175	Weatherford International, Ltd.*	2,589,541

		8,265,452

Shares		Fair Value
Common Stocks, continued
Food Products (1.5%):
14,875	Hershey Co.	$1,446,296
20,031	J.M. Smucker Co. (The)	2,075,612

		3,521,908

Gas Utilities (0.9%):
90,350	Questar Corp.	2,077,147

Health Care Equipment & Supplies (2.7%):
29,050	Teleflex, Inc.	2,726,633
36,800	Zimmer Holdings, Inc.	3,429,392

		6,156,025

Health Care Providers & Services (0.7%):
39,850	Community Health Systems, Inc.*	1,564,910

Hotels, Restaurants & Leisure (2.1%):
40,625	Royal Caribbean Cruises, Ltd.	1,926,438
38,825	Starwood Hotels & Resorts Worldwide, Inc.	3,084,646

		5,011,084

Household Durables (1.7%):
175,325	D.R. Horton, Inc.	3,913,254

Independent Power Producers & Energy Traders (2.4%):
206,700	AES Corp. (The)	2,999,217
90,900	NRG Energy, Inc.	2,610,648

		5,609,865

Industrial Conglomerates (0.9%):
25,450	Carlisle Cos., Inc.	2,020,730

Insurance (7.2%):
44,750	Aon plc	3,754,078
70,400	Brown & Brown, Inc.	2,209,856
105,114	Hartford Financial Services Group, Inc. (The)	3,808,279
62,925	Lincoln National Corp.	3,248,189
75,497	Principal Financial Group, Inc.	3,722,757

		16,743,159

Internet & Catalog Retail (1.1%):
84,025	Liberty Media Corp. – Interactive, Class A*	2,466,134

Machinery (3.8%):
28,425	Crane Co.	1,911,581
46,150	Dover Corp.	4,455,321
61,400	Navistar International Corp.*^	2,344,866

		8,711,768

Media (2.5%):
68,356	DISH Network Corp., Class A*	3,959,179
104,625	Interpublic Group of Cos., Inc. (The)	1,851,863

		5,811,042

Metals & Mining (1.0%):
115,025	Steel Dynamics, Inc.	2,247,589

Multiline Retail (1.1%):
47,375	Macy’s, Inc.	2,529,825

Multi-Utilities (1.5%):
54,725	CMS Energy Corp.	1,464,988
21,927	Sempra Energy	1,968,168

		3,433,156

Office Electronics (1.1%):
216,000	Xerox Corp.	2,628,720

Continued

4

AZL Columbia Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (5.9%):
42,925	Cabot Oil & Gas Corp.	$1,663,773
20,601	Cimarex Energy Co.	2,161,251
19,400	HollyFrontier Corp.	963,986
30,750	Marathon Petroleum Corp.	2,820,697
64,950	Noble Energy, Inc.	4,423,744
26,602	Whiting Petroleum Corp.*	1,645,866

		13,679,317

Pharmaceuticals (4.6%):
17,378	Actavis, Inc. plc*	2,919,504
41,450	Forest Laboratories, Inc.*	2,488,244
28,725	Jazz Pharmaceuticals plc*	3,635,435
17,100	Salix Pharmaceuticals, Ltd.*	1,537,974

		10,581,157

Real Estate Investment Trusts (REITs) (7.3%):
47,400	Colony Financial, Inc.	961,746
188,623	Host Hotels & Resorts, Inc.	3,666,830
51,547	Rayonier, Inc.	2,170,129
33,100	SL Green Realty Corp.	3,057,777
30,325	Taubman Centers, Inc.	1,938,374
111,850	UDR, Inc.	2,611,698
87,335	Weyerhaeuser Co.	2,757,166

		17,163,720

Real Estate Management & Development (1.0%):
86,250	CBRE Group, Inc.*	2,268,375

Road & Rail (1.8%):
81,300	Hertz Global Holdings, Inc.*	2,326,806
24,475	Ryder System, Inc.	1,805,766

		4,132,572

Semiconductors & Semiconductor Equipment (4.0%):
26,500	Avago Technologies, Ltd.	1,401,585
27,775	KLA-Tencor Corp.	1,790,377
37,125	Lam Research Corp.*	2,021,456
91,200	Micron Technology, Inc.*	1,984,512
28,050	Nxp Semiconductors NV*	1,288,337
26,300	Skyworks Solutions, Inc.*	751,128

		9,237,395

Shares		Fair Value
Common Stocks, continued
Software (2.1%):
49,975	Autodesk, Inc.*	$2,515,242
17,650	Citrix Systems, Inc.*	1,116,363
36,675	PTC, Inc.*	1,297,928

		4,929,533

Thrifts & Mortgage Finance (1.1%):
162,250	People’s United Financial, Inc.	2,453,220

Trading Companies & Distributors (2.2%):
70,421	AerCap Holdings NV*	2,700,645
16,500	United Rentals, Inc.*	1,286,175
14,200	WESCO International, Inc.*^	1,293,194

		5,280,014

Wireless Telecommunication Services (1.4%):
28,850	SBA Communications Corp., Class A*	2,591,884
26,950	Telephone & Data Systems, Inc.	694,771

		3,286,655

Total Common Stocks (Cost $159,990,625)		219,082,680

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (1.6%):
$3,613,952	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$3,613,952

Total Securities Held as Collateral for Securities on Loan (Cost $3,613,952)		3,613,952

Unaffiliated Investment Company (5.3%):
12,209,900	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	12,209,900

Total Unaffiliated Investment Company (Cost $12,209,900)		12,209,900

Total Investment Securities (Cost $175,814,477)(c) — 101.6%		234,906,532
Net other assets (liabilities) — (1.6)%		(3,773,209)

Net Assets — 100.0%		$231,133,323

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $3,565,299.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Columbia Mid Cap Value Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$175,814,477

Investment securities, at value*	$234,906,532
Cash	9,693
Interest and dividends receivable	254,902
Receivable for capital shares issued	68,603

Total Assets	235,239,730

Liabilities:
Payable for capital shares redeemed	278,356
Payable for collateral received on loaned securities	3,613,952
Manager fees payable	143,417
Administration fees payable	7,846
Distribution fees payable	47,806
Custodian fees payable	2,409
Administrative and compliance services fees payable	909
Trustee fees payable	7
Other accrued liabilities	11,705

Total Liabilities	4,106,407

Net Assets	$231,133,323

Net Assets Consist of:
Capital	$161,935,595
Accumulated net investment income/(loss)	758,631
Accumulated net realized gains/(losses) from investment transactions	9,347,042
Net unrealized appreciation/(depreciation) on investments	59,092,055

Net Assets	$231,133,323

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,507,035
Net Asset Value (offering and redemption price per share)	$11.85

*	Includes securities on loan of $3,565,299.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$2,885,757
Interest	251
Income from securities lending	9,816
Foreign withholding tax	(3,166)

Total Investment Income	2,892,658

Expenses:
Manager fees	1,518,668
Administration fees	64,576
Distribution fees	506,223
Custodian fees	10,206
Administrative and compliance services fees	4,130
Trustee fees	10,566
Professional fees	10,854
Shareholder reports	13,108
Other expenses	5,510

Total expenses before reductions	2,143,841
Less expenses paid indirectly	(21,067)

Net expenses	2,122,774

Net Investment Income/(Loss)	769,884

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	24,239,007
Change in net unrealized appreciation/depreciation on investments	34,739,768

Net Realized/Unrealized Gains/(Losses) on Investments	58,978,775

Change in Net Assets Resulting From Operations	$59,748,659

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Columbia Mid Cap Value Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$769,884	$1,343,018
Net realized gains/(losses) on investment transactions	24,239,007	11,024,760
Change in unrealized appreciation/depreciation on investments	34,739,768	10,002,097

Change in net assets resulting from operations	59,748,659	22,369,875

Dividends to Shareholders:
From net investment income	(1,337,872)	(878,246)

Change in net assets resulting from dividends to shareholders	(1,337,872)	(878,246)

Capital Transactions:
Proceeds from shares issued	28,141,862	27,816,912
Proceeds from dividends reinvested	1,337,872	878,246
Value of shares redeemed	(25,888,263)	(13,845,489)

Change in net assets resulting from capital transactions	3,591,471	14,849,669

Change in net assets	62,002,258	36,341,298
Net Assets:
Beginning of period	169,131,065	132,789,767

End of period	$231,133,323	$169,131,065

Accumulated net investment income/(loss)	$758,631	$1,337,865

Share Transactions:
Shares issued	2,749,328	3,351,896
Dividends reinvested	125,152	102,122
Shares redeemed	(2,494,993)	(1,657,298)

Change in shares	379,487	1,796,720

See accompanying notes to the financial statements.

7

AZL Columbia Mid Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.84	$7.66	$8.02	$6.58	$5.01

Investment Activities:
Net Investment Income/(Loss)	0.04	0.07	0.05	0.07	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	3.04	1.16	(0.34)	1.41	1.59

Total from Investment Activities	3.08	1.23	(0.29)	1.48	1.62

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.05)	(0.07)	(0.04)	(0.05)

Total Dividends	(0.07)	(0.05)	(0.07)	(0.04)	(0.05)

Net Asset Value, End of Period	$11.85	$8.84	$7.66	$8.02	$6.58

Total Return(a)	34.91%	16.03%	(3.57)%	22.66%	32.30%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$231,133	$169,131	$132,790	$133,340	$100,908
Net Investment Income/(Loss)	0.38%	0.88%	0.62%	1.12%	0.98%
Expenses Before Reductions(b)	1.06%	1.07%	1.08%	1.10%	1.13%
Expenses Net of Reductions	1.05%	1.05%	1.06%	1.04%	1.07%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.06%	1.07%	1.08%	1.10%	1.13%
Portfolio Turnover Rate	59%	50%	53%	71%	67%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Columbia Mid Cap Value Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

9

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $3.3 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $970 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Columbia Management Investment Advisers, LLC (“CMIA”), CMIA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Columbia Mid Cap Value Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2013

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $2,504 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$219,082,680	$—	$219,082,680
Securities Held as Collateral for Securities on Loan	—	3,613,952	3,613,952
Unaffiliated Investment Company	12,209,900	—	12,209,900

Total Investment Securities	$231,292,580	$3,613,952	$234,906,532

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

11

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2013

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Mid Cap Value Fund	$114,713,250	$118,616,993

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $176,252,314. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$59,977,764
Unrealized depreciation	(1,323,546)

Net unrealized appreciation/(depreciation)	$58,654,218

During the year ended December 31, 2013, the Fund utilized $14,402,159 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Mid Cap Value Fund	$1,337,872	$—	$1,337,872

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Mid Cap Value Fund	$878,246	$—	$878,246

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Columbia Mid Cap Value Fund	$758,631	$9,784,879	$—	$58,654,218	$69,197,728

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

12

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2013

8. Subsequent Events

Effective at close of business on January 24, 2014, Massachusetts Financial Services Company replaced Columbia Management Investment Advisers, LLC as the subadviser to the AZL Columbia Mid Cap Value Fund and the following name change was effective at close of business on January 24, 2014.

Name Effective on January 24, 2014	Previous Name

AZL® MFS Mid Cap Value Fund	AZL® Columbia Mid Cap Value Fund

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Mid Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of New Subadvisory Agreement — September 11, 2013 (Unaudited)

At an in person meeting of the Board of Trustees (the “Board” or the “Trustees”) of Allianz Variable Insurance Products Trust (the “Trust”) held on September 11, 2013, the Board considered a recommendation by Allianz Investment Management LLC (the “Manager”), the investment manager to the AZL Columbia Mid Cap Value Fund (the “Fund”), to (a) approve a subadvisory agreement (the “MFS Agreement”) between the Manager and Massachusetts Financial Services Company (“MFS”), pursuant to which MFS would replace Columbia Management Investment Advisers, LLC (“Columbia”) as subadviser to the Fund, and to terminate the subadvisory agreement (the “Columbia Agreement”) between the Manager and Columbia, and (b) change the name of the Fund to “AZL MFS Mid Cap Value Fund.” At the September 11 meeting, the Board voted unanimously to approve the MFS Agreement, which became effective as to the Fund on January 24, 2014. At the meeting, the Board reviewed materials furnished by the Manager pertaining to MFS and the MFS Agreement.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser. As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadviser, the Manager reviewed and evaluated Columbia’s management of the Fund, with a focus on the Fund’s investment performance in relation to its benchmark.

The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the MFS Agreement for the Fund in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, and are not employees of or affiliated with the Fund, the Manager, Columbia or MFS. At least annually, the Board receives from experienced counsel who are independent of the Manager a memorandum discussing the legal standards for the Board’s consideration of proposed investment advisory or subadvisory agreements. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the MFS Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the Columbia Agreement and determined that the MFS Agreement was reasonable and in the best interests of the Fund, and approved MFS as the Fund’s new subadviser. The Board’s decision to approve the MFS Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve MFS, the Board considered the reputation, financial strength and resources of MFS, and the experience and reputation of its portfolio management team to be involved with the Fund. The Board also considered MFS’s investment philosophy and process, particularly in the mid-cap value area. The Board determined that, based upon the Manager’s report, the proposed change to MFS as the subadviser likely would benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that MFS was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that MFS could provide were at a level at least equal to the services provided by Columbia; that the services contemplated by the MFS Agreement are substantially the same as those provided under the Columbia Agreement; that the MFS Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that MFS is staffed with qualified personnel and has significant research capabilities; and that the investment performance of MFS in managing a similar fund, as discussed below, is at least satisfactory.

(2) The investment performance of MFS. The Board received information about the performance of MFS in managing a mid-cap value fund that is generally comparable to the Fund. The performance information, which covered the five years ending June 30, 2013, included returns, risk, tracking error, performance versus a benchmark (the Russell Midcap Value Index) and performance rankings relative to a peer group of comparable funds. The Board noted, for example, that, while past performance is not a guarantee of future results, the MFS-managed fund (which has been managed by personnel and pursuant to the process which will be used for the Fund) consistently outperformed the Fund over the two-, three- and four-year periods ended June 30, 2013.

(3) The costs of services to be provided and profits to be realized by MFS from its relationship with the Fund. The Board compared the fee schedule in the MFS Agreement to the fee schedule in the Columbia Agreement. The Board noted that the fee schedules in both agreements require that the Manager pay the subadviser the same annual fee on average daily net assets. The Board noted that the fee schedule in the MFS Agreement was the result of arm’s-length negotiation between the Manager and MFS. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) was in the 37th percentile in the category of mid-cap value funds. Based upon its review, the Board concluded that the fees proposed to be paid to MFS were reasonable. As of September 11, 2013, MFS had not begun to act as subadviser to the Fund, and no estimated profitability information for acting as subadviser to the Fund was received.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the MFS Agreement contains breakpoints that reduce the fee rate on assets above $250 million. The Board also noted that the Fund had approximately $197.5 million in net assets at June 30, 2013. The Board considered the possibility that MFS, or the Manager, may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees also noted that the fee schedule in the Management Agreement with the Manager does not contain breakpoints that would reduce the fee rate as assets increase. The Manager also has agreed to “cap” the Fund’s expenses at certain levels, which could have the effect of reducing expenses as does the advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to consider whether or not to reapprove the MFS Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the MFS Agreement was acceptable.

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

17

Approval of Investment Advisory and Subadvisory Agreements — October 22, 2013 (Unaudited)

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

18

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees

19

and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Dreyfus Research Growth Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Dreyfus Research Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Dreyfus Research Growth Fund and The Dreyfus Corporation serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Dreyfus Research Growth Fund returned 36.00%1. That compared to a 33.48% total return for its benchmark, the Russell 1000® Growth Index2.

Investor sentiment continued to improve in 2013, helping many global markets finish the year in positive territory. U.S. stocks led the way. Equities rallied in the first quarter following news that reinforced the global economic recovery, including monetary policies in Japan aimed at curbing deflation and reviving the declining Japanese economy, as well the decision by U.S. lawmakers to extend the $16.4 trillion debt ceiling. A volatile second quarter produced mixed, albeit positive, returns across most equity indices, as investors prepared for the fallout from government spending cuts. However, signs of a strengthening global economy fueled higher equity returns in the third quarter. That rally continued through the end of year, bolstered by the U.S. Federal Reserve’s announcement that it would begin tapering its bond-buying program.

The Fund’s relative performance benefited from individual stock selection in the healthcare, financials and consumer discretionary sectors. Within healthcare, an investment in a developer of human therapeutics to treat life-threatening diseases traded higher throughout the year. An investment in a biopharmaceutical company also traded sharply higher on increased merger and acquisition speculation during the period.*

The Fund’s lack of exposure to REITs improved its relative performance, as that segment lagged all the others in the financials sector. In addition, investments in textiles, leisure, Internet and catalog retail sectors benefited the Fund’s relative return.*

Investments in the materials sector, specifically the construction materials and chemicals segment, hindered the Fund’s relative performance. For instance, shares of an agricultural product maker slumped due to weakening corn prices and concern that fewer acres would be planted in the U.S. in the future. For these reasons, the Fund exited the position during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Dreyfus Research Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Year
AZL® Dreyfus Research Growth Fund	36.00%[1]	15.74%	20.76%	7.56%
Russell 1000® Growth Index	33.48%	16.45%	20.39%	7.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Dreyfus Research Growth Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager has voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Dreyfus Research Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Dreyfus Research Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Dreyfus Research Growth Fund	$1,000.00	$1,234.20	$5.63	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Dreyfus Research Growth Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	27.3%
Consumer Discretionary	19.5
Health Care	14.1
Consumer Staples	11.3
Industrials	10.1
Financials	5.7
Energy	4.5
Materials	3.7
Entertainment — Diversified	1.3
Technology	0.7

Total Common Stock	98.2
Affiliated Investment Company	0.2

Total Investment Securities	98.4
Net other assets (liabilities)	1.6

Net Assets	100.0%

3

AZL Dreyfus Research Growth Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (98.2%):
Aerospace & Defense (2.3%):
29,180	Precision Castparts Corp.	$7,858,173

Air Freight & Logistics (1.0%):
25,000	FedEx Corp.	3,594,250

Auto Components (1.2%):
72,110	Delphi Automotive plc	4,335,974

Beverages (3.8%):
106,460	Coca-Cola Enterprises, Inc.	4,698,080
107,930	PepsiCo, Inc.	8,951,714

		13,649,794

Biotechnology (9.1%):
34,440	Alexion Pharmaceuticals, Inc.*	4,582,586
39,350	Amgen, Inc.	4,492,196
19,650	Biogen Idec, Inc.*	5,497,088
34,050	Celgene Corp.*	5,753,088
111,110	Gilead Sciences, Inc.*	8,349,916
8,540	Regeneron Pharmaceuticals, Inc.*	2,350,550
24,410	Vertex Pharmaceuticals, Inc.*	1,813,663

		32,839,087

Capital Markets (2.2%):
37,080	Ameriprise Financial, Inc.	4,266,054
43,570	T. Rowe Price Group, Inc.	3,649,859

		7,915,913

Chemicals (2.9%):
49,130	Eastman Chemical Co.	3,964,791
50,710	Praxair, Inc.	6,593,821

		10,558,612

Commercial Services & Supplies (1.3%):
116,740	Tyco International, Ltd.	4,791,010

Communications Equipment (1.2%):
192,790	Juniper Networks, Inc.*	4,351,270

Computers & Peripherals (1.2%):
167,290	EMC Corp.	4,207,344

Construction & Engineering (1.4%):
63,500	Fluor Corp.	5,098,415

Construction Materials (0.8%):
28,270	Martin Marietta Materials, Inc.	2,825,304

Consumer Finance (2.3%):
59,590	American Express Co.	5,406,600
49,430	Discover Financial Services	2,765,609

		8,172,209

Diversified Financial Services (1.2%):
19,690	IntercontinentalExchange Group, Inc.	4,428,675

Electrical Equipment (1.0%):
48,540	Eaton Corp. plc	3,694,865

Energy Equipment & Services (3.1%):
39,570	National-Oilwell Varco, Inc.	3,147,002
89,580	Schlumberger, Ltd.	8,072,054

		11,219,056

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (3.9%):
42,950	Costco Wholesale Corp.	$5,111,479
54,800	CVS Caremark Corp.	3,922,036
88,180	Whole Foods Market, Inc.	5,099,449

		14,132,964

Food Products (1.1%):
115,660	Mondelez International, Inc., Class A	4,082,798

Health Care Providers & Services (1.5%):
32,430	McKesson, Inc.	5,234,202

Hotels, Restaurants & Leisure (2.9%):
62,960	Las Vegas Sands Corp.	4,965,655
68,860	Starbucks Corp.	5,397,936

		10,363,591

Industrial Conglomerates (1.3%):
62,930	Danaher Corp.	4,858,196

Internet & Catalog Retail (4.0%):
23,590	Amazon.com, Inc.*	9,407,456
4,240	Priceline.com, Inc.*	4,928,576

		14,336,032

Internet Software & Services (7.8%):
126,300	Facebook, Inc., Class A*	6,903,558
13,530	Google, Inc., Class A*	15,163,207
17,080	LinkedIn Corp., Class A*	3,703,456
39,473	Twitter, Inc.*	2,512,456

		28,282,677

IT Services (6.0%):
81,440	Accenture plc, Class A	6,695,997
52,700	Cognizant Technology Solutions Corp., Class A*	5,321,646
11,630	MasterCard, Inc., Class A	9,716,400

		21,734,043

Life Sciences Tools & Services (1.1%):
35,190	Illumina, Inc.*	3,892,718

Machinery (1.8%):
47,040	Cummins, Inc.	6,631,229

Media (4.7%):
147,150	Comcast Corp., Class A	7,646,650
128,650	Twenty-First Century Fox, Inc.	4,525,907
54,570	Viacom, Inc., Class B	4,766,144

		16,938,701

Multiline Retail (0.6%):
35,760	Dollar General Corp.*	2,157,043

Oil, Gas & Consumable Fuels (1.4%):
30,570	EOG Resources, Inc.	5,130,869

Pharmaceuticals (2.4%):
104,460	Bristol-Myers Squibb Co.	5,552,049
21,320	Perrigo Co. plc	3,271,767

		8,823,816

Semiconductors & Semiconductor Equipment (3.6%):
50,990	Analog Devices, Inc.	2,596,921

Continued

4

AZL Dreyfus Research Growth Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
146,040	Texas Instruments, Inc.	$6,412,616
84,380	Xilinx, Inc.	3,874,730

		12,884,267

Software (8.2%):
69,420	Adobe Systems, Inc.*	4,156,870
68,670	Intuit, Inc.	5,240,894
345,210	Microsoft Corp.	12,921,210
94,960	Salesforce.com, Inc.*	5,240,842
31,620	ServiceNow, Inc.*	1,771,036

		29,330,852

Specialty Retail (2.5%):
80,630	Home Depot, Inc. (The)	6,639,074
65,990	Urban Outfitters, Inc.*	2,448,229

		9,087,303

Textiles, Apparel & Luxury Goods (4.9%):
50,920	Michael Kors Holdings, Ltd.*	4,134,195
62,500	Nike, Inc., Class B	4,915,000
27,510	PVH Corp.	3,741,910
55,770	Under Armour, Inc., Class A*	4,868,721

		17,659,826

Tobacco (2.5%):
103,750	Philip Morris International, Inc.	9,039,738

Total Common Stocks (Cost $240,843,655)		354,140,816

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Affiliated Investment Company (0.2%):
698,325	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	$698,325

Total Affiliated Investment Company (Cost $698,325)		698,325

Total Investment Securities (Cost $241,541,980)(b) — 98.4%		354,839,141
Net other assets (liabilities) — 1.6%		5,934,736

Net Assets — 100.0%		$360,773,877

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Hong Kong	1.2%
Ireland	0.9%
Ireland (Republic of)	2.9%
Netherlands	2.3%
Switzerland	1.4%
United Kingdom	1.2%
United States	90.1%

100.0%

See accompanying notes to the financial statements.

5

AZL Dreyfus Research Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$240,843,655
Investments in affiliates, at cost	698,325

Total Investments in securities, at cost	$241,541,980

Investments in non-affiliates, at value	$354,140,816
Investments in affiliates, at value	698,325

Total Investment securities, at value	354,839,141
Interest and dividends receivable	329,460
Receivable for investments sold	6,203,358

Total Assets	361,371,959

Liabilities:
Payable for capital shares redeemed	278,863
Manager fees payable	209,174
Administration fees payable	11,818
Distribution fees payable	74,705
Custodian fees payable	3,090
Administrative and compliance services fees payable	1,419
Trustee fees payable	11
Other accrued liabilities	19,002

Total Liabilities	598,082

Net Assets	$360,773,877

Net Assets Consist of:
Capital	$229,506,593
Accumulated net investment income/(loss)	643,780
Accumulated net realized gains/(losses) from investment transactions	17,326,343
Net unrealized appreciation/(depreciation) on investments	113,297,161

Net Assets	$360,773,877

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,461,616
Net Asset Value (offering and redemption price per share)	$14.75

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$3,819,638
Dividends from affiliates	1

Total Investment Income	3,819,639

Expenses:
Manager fees	2,425,264
Administration fees	97,513
Distribution fees	795,921
Custodian fees	11,116
Administrative and compliance services fees	6,405
Trustee fees	16,485
Professional fees	16,790
Shareholder reports	20,409
Other expenses	8,817

Total expenses before reductions	3,398,720
Less expenses voluntarily waived/reimbursed by the Manager	(196,690)
Less expenses paid indirectly	(26,195)

Net expenses	3,175,835

Net Investment Income/(Loss)	643,804

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	29,632,495
Change in net unrealized appreciation/depreciation on investments	68,018,427

Net Realized/Unrealized Gains/(Losses) on Investments	97,650,922

Change in Net Assets Resulting From Operations	$98,294,726

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Dreyfus Research Growth Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$643,804	$1,356,079
Net realized gains/(losses) on investment transactions	29,632,495	10,773,774
Change in unrealized appreciation/depreciation on investments	68,018,427	26,709,150

Change in net assets resulting from operations	98,294,726	38,839,003

Dividends to Shareholders:
From net investment income	(1,345,946)	(924,194)

Change in net assets resulting from dividends to shareholders	(1,345,946)	(924,194)

Capital Transactions:
Proceeds from shares issued	20,353,105	46,130,028
Proceeds from dividends reinvested	1,345,946	924,194
Value of shares redeemed	(39,532,733)	(23,030,219)

Change in net assets resulting from capital transactions	(17,833,682)	24,024,003

Change in net assets	79,115,098	61,938,812
Net Assets:
Beginning of period	281,658,779	219,719,967

End of period	$360,773,877	$281,658,779

Accumulated net investment income/(loss)	$643,780	$1,345,922

Share Transactions:
Shares issued	1,617,698	4,320,043
Dividends reinvested	102,353	84,866
Shares redeemed	(3,128,891)	(2,210,379)

Change in shares	(1,408,840)	2,194,530

See accompanying notes to the financial statements.

7

AZL Dreyfus Research Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.89	$9.28	$9.62	$7.86	$5.86

Investment Activities:
Net Investment Income/(Loss)	0.03	0.05	0.03	0.05	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	3.88	1.60	(0.34)	1.75	1.99

Total from Investment Activities	3.91	1.65	(0.31)	1.80	2.03

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.04)	(0.03)	(0.04)	(0.03)

Total Dividends	(0.05)	(0.04)	(0.03)	(0.04)	(0.03)

Net Asset Value, End of Period	$14.75	$10.89	$9.28	$9.62	$7.86

Total Return(a)	36.00%	17.75%	(3.20)%	22.92%	34.76%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$360,774	$281,659	$219,720	$193,126	$154,388
Net Investment Income/(Loss)	0.20%	0.53%	0.43%	0.49%	0.49%
Expenses Before Reductions(b)	1.07%	1.07%	1.10%	1.11%	1.12%
Expenses Net of Reductions	1.00%	1.00%	1.00%	0.99%	0.97%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.00%	1.02%	1.03%	1.04%	1.05%
Portfolio Turnover Rate(d)	48%	53%	109%	112%	165%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

8

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Dreyfus Research Growth Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

9

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements

December 31, 2013

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with The Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Dreyfus Research Growth Fund	1.00%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875% and above $20 million at 0.75%. The Manager voluntarily reduced management fees to 0.70%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $3,991 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

During the year ended December 31, 2013, the Fund paid approximately $41,814 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

10

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements

December 31, 2013

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$354,140,816	$—	$354,140,816
Affiliated Investment Company	698,325	—	698,325

Total Investment Securities	$354,839,141	$—	$354,839,141

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Research Growth Fund	$148,894,347	$167,732,654

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

11

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements

December 31, 2013

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $241,819,980. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$113,342,986
Unrealized depreciation	(323,825)

Net unrealized appreciation/(depreciation)	$113,019,161

During the year ended December 31, 2013, the Fund utilized $11,560,566 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Dreyfus Research Growth Fund	$1,345,946	$—	$1,345,946

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Dreyfus Research Growth Fund	$924,194	$—	$924,194

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Dreyfus Research Growth Fund	$643,781	$17,604,342	$—	$113,019,161	$131,267,284

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Research Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

17

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Enhanced Bond Index Fund had a total return of -2.32%. That compared to a -2.02% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

During the 12-month period, investors were increasingly willing to take on additional risk. The low interest rate environment continued to push investors to seek out higher yields in what proved to be a challenging year for fixed-income markets. In particular, the Federal Reserve’s (the “Fed”) announcement in May that it might begin tapering its quantitative easing efforts led to concerns that both short- and long-term interest rates would rise. Treasuries, especially, suffered in that environment as interest rates rose throughout the period.

The Fund’s absolute return suffered due to the challenging interest rate environment it faced. The largest detractor from absolute return was Treasuries, which is the primary component of the Fund’s benchmark index. In addition to the rising rates triggered by speculation about tapering, Treasuries tend to perform poorly during periods when investors are willing to target riskier investments. Meanwhile, the commercial mortgage-backed securities sector was the only sector to boost the Fund’s absolute return. These bonds performed relatively well in a rising-rate environment.*

The Fund’s underweight allocation to corporate bonds detracted from its relative performance. These bonds benefited from the improvement in corporate earnings and the general increase in investors’ appetite for risk.*

However, a bias toward short duration throughout the year helped boost the Fund’s relative return. In particular, the position proved to be a positive factor during the volatile summer period following the Fed’s announcement that it may begin tapering. Additionally, security selection among corporate bonds provided a boost to relative performance, specifically; the Fund benefited from its exposure to a new debt offering by a major telecommunications company.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Enhanced Bond Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

			Since
	1	3	Inception
	Year	Year	(7/10/09)
AZL® Enhanced Bond Index Fund	-2.32%	2.98%	3.33%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	4.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Enhanced Bond Index Fund	0.71%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.70% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.68%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Enhanced Bond Index Fund	$1,000.00	$1,003.70	$3.33	0.66%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.88	$3.36	0.66%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
U.S. Government Agency Mortgages	33.4%
Money Market	20.0
U.S. Treasury Obligation	19.1
Corporate Bond	16.0
Yankee Dollar	9.2
Asset Backed Securities	7.8
Securities Held as Collateral for Securities on Loan	7.4
Collateralized Mortgage Obligations	6.2
Convertible Preferred Stock	0.1

Total Investment Securities	119.2
Net other assets (liabilities)	(19.2)

Net Assets	100.0%

3

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Asset Backed Securities (7.8%):
$1,500,000	AmeriCredit Automobile Receivables Trust, Class B, Series 2012-5, 1.12%, 11/8/17	$1,497,412
2,360,000	AmeriCredit Automobile Receivables Trust, Class A3, Series 2013-5, 0.90%, 9/8/18	2,362,539
1,786,642	Ares Collateralized Loan Obligation Funds, Class A2, Series 2007-3RA, 0.47%, 4/16/21(a)(b)	1,753,267
606,200	Auto ABS Compartment, Class A, Series 2012-2, 2.80%, 4/27/25(b)	840,381
2,160,000	Cabela’s Master Credit Card Trust, Class A2, Series 2013-2A, 0.82%, 8/16/21(a)(b)	2,162,971
1,750,000	Capital Auto Receivables Asset Trust, Class A2, Series 2013-1, 0.62%, 7/20/16	1,748,741
2,560,000	Chrysler Capital Auto Receivables Trust, Class A3, Series 2013-BA, 0.97%, 5/15/18(b)	2,559,761
1,270,000	Chrysler Capital Auto Receivables Trust, Class B, Series 2013-BA, 1.91%, 6/17/19(b)	1,269,842
1,460,000	Chrysler Capital Auto Receivables Trust, Class D, Series 2013-BA, 3.01%, 10/15/20(b)	1,459,526
2,090,000	CNH Equipment Trust, Class A3, Series 2013-A, 0.69%, 6/15/18	2,088,257
1,920,000	Credit Acceptance Auto Loan Trust, Class A, Series 2013-1A, 1.21%, 10/15/20(b)	1,919,754
1,253,255	First Investors Auto Owner Trust, Class A2, Series 2013-1A, 0.90%, 10/15/18(b)	1,250,588
915,765	Ford Credit Auto Lease Trust, Class A3, Series 2012-A, 0.85%, 1/15/15	916,458
1,821,000	Ford Credit Auto Owner Trust, Class A3, Series 2013-A, 0.55%, 7/15/17	1,820,228
955,000	Ford Credit Floorplan Master Owner Trust, Class D, Series 2012-1, 2.27%, 1/15/16(a)	955,477
2,025,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2012-2, 1.92%, 1/15/19	2,062,292
1,595,000	Golden Credit Card Trust, Class A, Series 2013-1A, 0.42%, 2/15/18(a)(b)	1,591,677
2,205,000	HLSS Servicer Advance Receivables Backed Notes, Class AT6, Series 2013-T6, 1.29%, 9/15/44(b)	2,203,677
2,265,000	HLSS Servicer Advance Receivables Trust, Class A2, Series 2013-T2, 1.15%, 5/16/44(a)(b)	2,256,810
2,115,000	Nationstar Mortgage Advance Receivables Trust, Class A2, Series 2013-T2, 1.68%, 6/20/46(b)	2,111,786
1,830,000	Nissan Master Owner Trust Receivables, Class A, Series 2013-A, 0.47%, 2/15/18(a)	1,826,689
1,595,000	PFS Financing Corp., Class A, Series 2012-BA, 0.87%, 10/17/16(a)(b)	1,595,001
1,735,000	PFS Financing Corp., Class A, Series 2013-AA, 0.72%, 2/15/18(a)(b)	1,733,910
1,640,182	Prestige Auto Receivables Trust, Class A2, Series 2013-1A, 1.09%, 2/15/18(b)	1,644,448
561,493	Santander Consumer Acquired Receivables Trust, Class B, Series 2011-S1A, 1.66%, 8/15/16(b)	562,035
2,000,000	Santander Drive Auto Receivables Trust, Class B, Series 2013-5, 1.55%, 10/15/18	1,994,007

Principal Amount		Fair Value
Asset Backed Securities, continued
$76,855	Santander Drive Auto Receivables Trust, Class A3, Series 2010-A, 1.83%, 11/17/14(b)	$76,910
830,000	Santander Drive Auto Receivables Trust, Class C, Series 2011-4, 3.82%, 5/15/15	853,748
134,833	Santander Drive Auto Receivables Trust, Class B, Series 2011-S1A, 1.48%, 5/15/17(b)	134,996
315,000	Santander Drive Auto Receivables Trust, Class C, Series 2011-3, 3.09%, 5/15/17	320,250
1,330,000	Santander Drive Auto Receivables Trust, Class B, Series 2012-5, 1.56%, 8/15/18	1,340,536
1,040,000	Santander Drive Auto Receivables Trust, Class B, Series 2012-3, 1.94%, 12/15/16	1,049,567
1,160,000	Santander Drive Auto Receivables Trust, Class B, Series 2012-4, 1.83%, 3/15/17	1,170,869
1,200,000	Santander Drive Auto Receivables Trust, Class C, Series 2012-6, 1.94%, 4/16/18	1,206,501
1,785,000	Santander Drive Auto Receivables Trust, Class B, Series 2013-2, 1.33%, 3/15/18	1,778,480
1,900,000	Santander Drive Auto Receivables Trust, Class C, Series 2013-4, 3.25%, 1/15/20	1,951,919
2,500,000	Santander Drive Auto Receivables Trust, Class A3, Series 2013-A, 1.02%, 1/16/18(b)	2,508,090
2,075,000	Santander Drive Auto Receivables Trust, Class B, Series 2013-A, 1.89%, 10/15/19(b)	2,083,741
568,797	SLM Student Loan Trust, Class A2, Series 2004-B, 0.44%, 6/15/21(a)	562,079
860,477	SLM Student Loan Trust, Class A1, Series 2012-A, 1.57%, 4/15/16(a)(b)	868,742
162,209	Structured Receivables Finance LLC, Class A, Series 2010-B, 3.73%, 2/16/26(b)	165,938
1,115,000	World Financial Network Credit Card Master Trust, Class A, Series 2012-A, 3.14%, 1/17/23	1,145,011

Total Asset Backed Securities (Cost $61,184,832)		61,404,911

Collateralized Mortgage Obligations (6.2%):
44,466	Banc of America Commercial Mortgage, Inc., Class A2, Series 2007-3, 5.65%, 6/10/49(a)	44,423
1,878,942	Banc of America Commercial Mortgage, Inc., Class A1A, Series 2007-3, 5.65%, 6/10/49(a)	2,046,040
876,374	Banc of America Commercial Mortgage, Inc., Class A3, Series 2007-4, 5.81%, 8/10/14(a)	893,355
1,295,000	Banc of America Large Loan, Class A4B, Series 2010-UB4, 5.01%, 12/20/41(a)(b)	1,295,518
1,330,000	Bank of America Re-Remic Trust, Class A, Series 2012-CLRN, 1.32%, 8/15/29(a)(b)	1,330,851
50,000	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2005-PW10, 5.45%, 12/15/15(a)	53,388
1,832,255	Bear Stearns Commercial Mortgage Securities, Inc., Class A1A, Series 2006-PW14, 5.19%, 12/11/38	2,002,772
625,000	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2007-PW16, 5.71%, 6/1/40(a)	700,309
2,061,155	Commercial Mortgage Loan Trust, Class A1A, Series 2008-LS1, 6.01%, 12/10/49(a)	2,325,111

Continued

4

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$590,000	Commercial Mortgage Pass-Through Certificates, Class AM, Series 2006-C8, 5.35%, 12/10/16	$644,500
828,000	Commercial Mortgage Trust, Class B, Series 2012-LTRT, 3.80%, 10/5/30(b)	759,551
1,065,000	Commercial Mortgage Trust, Class AM, Series 2013-CR11, 4.71%, 10/10/46(a)	1,104,374
2,390,000	Commercial Mortgage Trust, Class A, Series 2013-FL3, 1.68%, 10/13/28(a)(b)	2,398,137
855,000	Credit Suisse Commercial Mortgage Trust, Class AM, Series 2006-C5, 5.34%, 12/15/39	912,842
100,000	Credit Suisse Mortgage Capital Certificates, Class AM, Series 2006-C3, 5.79%, 6/15/16(a)	108,406
25,510	Credit Suisse Mortgage Capital Certificates, Class A2, Series 2007-C2, 5.45%, 1/15/49(a)	25,459
1,272,904	DBRR Trust, Class A, Series 2012-EZ1, 0.95%, 9/25/45(b)	1,272,789
2,287,133	DBRR Trust, Class A, Series 2013-EZ3, 1.64%, 12/18/49(a)(b)	2,290,708
1,320,000	DBUBS Mortgage Trust, Class A2, Series 2011-LC1A, 4.53%, 7/1/19(b)	1,434,143
1,055,450	DBUBS Mortgage Trust, Class A1, Series 2011-LC1A, 3.74%, 6/10/17(b)	1,103,368
700,000	Federal Home Loan Mortgage Corporation Structured Pass-Through Certificates, Class A2, Series K032, 3.31%, 5/25/23(a)	691,645
564,635	FREMF Mortgage Trust, Class B, Series 2013-K712, 3.37%, 5/25/45(a)(b)	541,768
10,900,921	GS Mortgage Securities Trust, Class XA, Series 2013-GC10, 1.77%, 2/10/46(a)	1,164,393
1,100,000	GS Mortgage Securities Trust, Class A, Series 2012-SHOP, 2.93%, 6/5/31(b)	1,098,920
1,500,000	Hilton USA Trust, Class AFX, Series 2013-HLT, 2.66%, 11/5/30(b)	1,484,979
348,292	Holmes Master Issuer plc, Class A2, Series 2010-1A, 1.64%, 10/15/54(a)(b)	349,136
58,668	JPMorgan Chase Commercial Mortgage Securities Corp., Class A3B, Series 2006-LDP8, 5.45%, 5/15/45	59,843
401,483	JPMorgan Chase Commercial Mortgage Securities Corp., Class A2, Series 2007-LD11, 5.79%, 6/15/49(a)	404,535
600,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2012-WLDN, 3.90%, 5/5/30(b)	591,239
5,085,895	JPMorgan Chase Commercial Mortgage Securities Corp., Class XA, Series 2012-CBX, 2.01%, 6/15/45(a)	499,938
11,502,954	JPMorgan Chase Commercial Mortgage Securities Corp., Class XA, Series 2013-LC11, 1.59%, 4/15/46(a)	1,103,214
1,332,229	Lanark Master Issuer plc, Class 1A, Series 2012-2A, 1.64%, 12/22/54(a)(b)	1,351,546
1,200,000	LB Commercial Conduit Mortgage Trust, Class AM, Series 2007-C3, 5.88%, 7/15/44(a)	1,332,109
1,120,782	Merrill Lynch Mortgage Trust, Class A4, Series 2004-KEY2, 4.86%, 8/12/39(a)	1,138,405

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,641,251	Merrill Lynch Mortgage Trust, Class A1A, Series 2007-C1, 5.86%, 6/12/50(a)	$1,756,761
1,690,991	ML-CFC Commercial Mortgage Trust, Class A1A, Series 2006-4, 5.17%, 12/12/49(a)	1,843,269
2,124,235	ML-CFC Commercial Mortgage Trust, Class A1A, Series 2006-3, 5.41%, 7/12/46(a)	2,321,863
1,395,000	Morgan Stanley BAML Trust, Class C, Series 2013-C13, 4.90%, 11/15/46(a)	1,363,063
2,109,095	Morgan Stanley Capital I Trust, Class A1A, Series 2007-IQ13, 5.31%, 3/15/44	2,310,421
1,400,000	Morgan Stanley Re-Remic Trust, Class B, Series 2011-I0 , 3/23/51(b)	1,343,916
909,510	Morgan Stanley Re-Remic Trust, Class A, Series 2012-XA, 2.00%, 7/28/49(b)	916,786
542,227	Morgan Stanley Re-Remic Trust, Class AXB1, Series 2012-IO, 1.00%, 3/29/51(b)	542,217
1,010,000	Motel 6 Trust, Class B, Series 2012-MTL6, 2.74%, 10/5/25(b)	1,001,750
620,000	RBSCF Trust, Class WBTA, Series 2010-RR3, 5.92%, 4/16/17(a)(b)	677,349
677,731	STRIPS, Class A, Series 2012-1A, 1.50%, 12/25/44(b)	670,954

Total Collateralized Mortgage Obligations (Cost $49,610,854)		49,306,063

Corporate Bonds (16.0%):
Aerospace & Defense (0.3%):
355,000	Precision Castparts Corp., 2.50%, 1/15/23, Callable 10/15/22 @ 100	321,624
1,225,000	United Technologies Corp., 3.10%, 6/1/22	1,197,783
640,000	United Technologies Corp., 4.50%, 6/1/42	621,496

		2,140,903

Beverages (0.3%):
1,520,000	Anheuser-Busch InBev Finance, Inc., 2.63%, 1/17/23	1,395,887
460,000	Anheuser-Busch InBev NV Worldwide, Inc., 5.00%, 4/15/20	520,587
620,000	Anheuser-Busch InBev NV Worldwide, Inc., 2.50%, 7/15/22	573,480

		2,489,954

Biotechnology (0.2%):
450,000	Amgen, Inc., 3.63%, 5/15/22, Callable 2/15/22 @ 100	445,794
935,000	Amgen, Inc., 5.38%, 5/15/43, Callable 11/15/42 @ 100	959,979

		1,405,773

Capital Markets (1.7%):
1,055,000	Ford Motor Credit Co. LLC, 8.13%, 1/15/20	1,319,225
370,000	General Electric Capital Corp., 4.38%, 9/16/20	401,002
555,000	General Electric Capital Corp., Series G, 6.15%, 8/7/37, MTN	647,507
905,000	Goldman Sachs Group, Inc. (The), 0.70%, 3/22/16(a)	901,895
915,000	Goldman Sachs Group, Inc. (The), Series FRN, 1.44%, 4/30/18(a)	925,810
932,000	Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	948,472

Continued

5

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$300,000	Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	$337,706
1,515,000	Goldman Sachs Group, Inc. (The), 3.63%, 1/22/23	1,467,055
2,525,000	Morgan Stanley, 6.00%, 4/28/15, MTN	2,689,211
960,000	Morgan Stanley, 3.75%, 2/25/23	934,142
615,000	Morgan Stanley, 4.10%, 5/22/23	595,167
650,000	Morgan Stanley, 5.00%, 11/24/25	651,944
275,741	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(b)	284,124

		12,103,260

Chemicals (0.1%):
555,000	Eastman Chemical Co., 2.40%, 6/1/17	560,947

Commercial Banks (0.6%):
1,350,000	JPMorgan Chase & Co., Series G, 0.86%, 2/26/16(a)	1,355,550
1,565,000	Wells Fargo & Co., 1.25%, 7/20/16	1,576,609
1,170,000	Wells Fargo & Co., 0.87%, 4/23/18(a)	1,176,461
575,000	Wells Fargo & Co., 4.13%, 8/15/23	566,863

		4,675,483

Computers & Peripherals (0.0%):
238,000	Apple, Inc., 2.40%, 5/3/23	214,012

Diversified Consumer Services (0.1%):
1,090,000	General Electric Capital Corp., 0.96%, 4/2/18(a)	1,098,646

Diversified Financial Services (3.2%):
425,000	Bank of America Corp., Series L, 7.38%, 5/15/14, MTN	435,577
1,650,000	Bank of America Corp., 1.50%, 10/9/15	1,666,614
430,000	Bank of America Corp., Series 1, 3.75%, 7/12/16	457,140
1,245,000	Bank of America Corp., 6.50%, 8/1/16	1,405,715
820,000	Bank of America Corp., 5.63%, 10/14/16	913,794
1,315,000	Bank of America Corp., 0.50%, 10/14/16(a)	1,300,940
1,050,000	Bank of America Corp., Series L, 1.35%, 11/21/16	1,049,567
1,065,000	Bank of America Corp., 1.32%, 3/22/18, MTN(a)	1,079,143
1,925,000	Bank of America Corp., 2.60%, 1/15/19	1,933,496
545,000	Bank of America Corp., 5.70%, 1/24/22	616,861
1,155,000	Caterpillar Financial Services Corp., 1.10%, 5/29/15, MTN	1,164,306
1,710,000	Citigroup, Inc., 4.59%, 12/15/15	1,827,330
1,165,000	Citigroup, Inc., 1.25%, 1/15/16	1,168,867
1,035,000	Citigroup, Inc., 1.04%, 4/1/16(a)	1,041,756
1,260,000	Citigroup, Inc., 1.30%, 4/1/16	1,262,930
585,000	Citigroup, Inc., 5.50%, 9/13/25	616,145
1,375,000	Daimler Finance NA LLC, 1.88%, 9/15/14(b)	1,386,897
1,090,000	Daimler Finance NA LLC, 1.88%, 1/11/18(b)	1,073,696
730,000	JPMorgan Chase & Co., 2.00%, 8/15/17	740,478
720,000	JPMorgan Chase & Co., 6.00%, 1/15/18	829,063
775,000	JPMorgan Chase & Co., 1.14%, 1/25/18(a)	782,744
125,000	JPMorgan Chase & Co., 4.50%, 1/24/22	132,216
130,000	JPMorgan Chase & Co., 3.25%, 9/23/22	124,582
1,270,000	JPMorgan Chase & Co., 3.20%, 1/25/23	1,203,993
360,000	JPMorgan Chase & Co., 5.63%, 8/16/43	380,439

		24,594,289

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication (0.9%):
$4,500,000	Verizon Communications, Inc., 2.50%, 9/15/16	$4,653,162
1,230,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,320,641
1,190,000	Verizon Communications, Inc., 6.55%, 9/15/43	1,392,251

		7,366,054

Diversified Telecommunication Services (0.3%):
860,000	AT&T, Inc., 0.90%, 2/12/16	855,630
975,000	Verizon Communications, Inc., 2.45%, 11/1/22, Callable 8/1/22 @ 100	863,114
950,000	Verizon Communications, Inc., 3.85%, 11/1/42, Callable 5/1/42 @ 100	775,964

		2,494,708

Electric Utilities (0.4%):
355,000	DTE Electric Co., Series A, 4.00%, 4/1/43, Callable 10/1/42 @ 100	315,961
1,350,000	Oncor Electric Delivery Co. LLC, 6.38%, 1/15/15	1,424,259
180,000	Oncor Electric Delivery Co. LLC, 7.00%, 9/1/22	214,738
635,000	Pacific Gas & Electric Co., 5.13%, 11/15/43, Callable 5/15/43 @ 100	655,737
220,000	Southern California Edison Co., Series 06-E, 5.55%, 1/15/37	243,010
185,000	Virginia Electric & Power Co., Series A, 6.00%, 5/15/37	216,117
25,000	Virginia Electric & Power Co., 6.35%, 11/30/37	30,132
200,000	Virginia Electric & Power Co., 4.00%, 1/15/43, Callable 7/15/42 @ 100	178,090

		3,278,044

Electrical Equipment (0.3%):
840,000	Eaton Corp., 1.50%, 11/2/17	823,479
255,000	Eaton Corp., 4.00%, 11/2/32	234,195
1,720,000	General Electric Co., 2.70%, 10/9/22	1,609,918

		2,667,592

Electronic Equipment, Instruments & Components (0.1%):
675,000	Agilent Technologies, Inc., 6.50%, 11/1/17	781,879

Food & Staples Retailing (0.2%):
550,000	CVS Caremark Corp., 4.00%, 12/5/23, Callable 9/5/23 @ 100	548,836
630,000	Kraft Foods Group, Inc., 2.25%, 6/5/17	637,921
256,000	Kraft Foods Group, Inc., 5.38%, 2/10/20	288,820

		1,475,577

Food Products (0.3%):
1,425,000	Wm. Wrigley Jr. Co., 1.40%, 10/21/16(b)	1,427,159
705,000	Wm. Wrigley Jr. Co., 3.38%, 10/21/20(b)	696,904

		2,124,063

Health Care Providers & Services (0.3%):
380,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	332,357
725,000	UnitedHealth Group, Inc., 1.40%, 10/15/17	715,847
200,000	UnitedHealth Group, Inc., 3.88%, 10/15/20, Callable 7/15/20 @ 100	210,836
410,000	UnitedHealth Group, Inc., 4.25%, 3/15/43, Callable 9/15/42 @ 100	367,946
325,000	WellPoint, Inc., 3.30%, 1/15/23	303,295
300,000	WellPoint, Inc., 5.10%, 1/15/44	297,494

		2,227,775

Continued

6

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Corporate Bonds, continued
Independent Power Producers & Energy Traders (0.8%):
$220,000	Carolina Power & Light Co., 5.70%, 4/1/35	$242,597
430,000	Carolina Power & Light Co., 4.10%, 3/15/43, Callable 9/15/42 @ 100	396,604
300,000	Columbus Southern Power Co., 6.05%, 5/1/18	342,937
100,000	Duke Energy Corp., 3.95%, 9/15/14	102,374
65,000	Florida Power & Light Co., 5.95%, 2/1/38	76,168
845,000	Florida Power Corp., 6.40%, 6/15/38	1,041,844
40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	43,771
450,000	MidAmerican Energy Holdings Co., 6.50%, 9/15/37	522,693
850,000	PacifiCorp, 5.65%, 7/15/18	976,410
395,000	PacifiCorp, 5.75%, 4/1/37	451,723
630,000	PacifiCorp, 4.10%, 2/1/42, Callable 8/1/41 @ 100	569,115
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	398,097
865,000	Public Service Electric & Gas Co., 2.38%, 5/15/23, Callable 2/15/23 @ 100	777,779

		5,942,112

Insurance (1.2%):
410,000	ACE INA Holdings, Inc., 4.15%, 3/13/43	371,647
310,000	American International Group, Inc., 3.00%, 3/20/15	318,396
635,000	American International Group, Inc., 3.80%, 3/22/17	678,116
125,000	American International Group, Inc., Series MP, 5.45%, 5/18/17, MTN	139,715
1,080,000	American International Group, Inc., 4.88%, 6/1/22	1,160,809
690,000	American International Group, Inc., 4.13%, 2/15/24	686,000
405,000	Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	364,745
185,000	Berkshire Hathaway, Inc., 2.20%, 8/15/16	191,086
555,000	Loews Corp., 4.13%, 5/15/43, Callable 11/15/42 @ 100	472,683
1,120,000	MetLife Global Funding I, 2.00%, 1/10/14(b)	1,120,383
1,710,000	MetLife Institutional Funding II LLC, 1.63%, 4/2/15(b)	1,729,305
1,125,000	MetLife, Inc., 6.75%, 6/1/16	1,279,160
905,000	New York Life Global Funding, 1.65%, 5/15/17(b)	905,995
90,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	95,908

		9,513,948

IT Services (0.3%):
715,000	IBM Corp., 0.55%, 2/6/15	716,059
1,450,000	IBM Corp., 1.95%, 7/22/16	1,489,653

		2,205,712

Life Sciences Tools & Services (0.0%):
280,000	Thermo Fisher Scientific, Inc., 5.30%, 2/1/44, Callable 8/1/43 @ 100	283,129

Machinery (0.1%):
605,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	565,715

Principal Amount		Fair Value
Corporate Bonds, continued
Media (0.8%):
$200,000	Comcast Corp., 6.50%, 11/15/35	$233,281
330,000	Comcast Corp., 6.45%, 3/15/37	382,979
675,000	Comcast Corp., 4.65%, 7/15/42	628,158
575,000	Cox Communications, Inc., 4.70%, 12/15/42(b)	482,900
575,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.50%, 3/1/16	603,571
1,135,000	NBCUniversal Enterprise, Inc., 0.93%, 4/15/18(a)(b)	1,139,155
280,000	NBCUniversal Media LLC, 5.15%, 4/30/20	312,969
129,000	NBCUniversal Media LLC, 5.95%, 4/1/41	141,105
816,000	NBCUniversal Media LLC, 4.45%, 1/15/43	730,992
525,000	Omnicom Group, Inc., 5.90%, 4/15/16	580,345
820,000	Scripps Networks Interactive, Inc., 2.70%, 12/15/16	852,523
325,000	Time Warner Cable, Inc., 3.40%, 6/15/22^	317,150

		6,405,128

Multiline Retail (0.0%):
390,000	Target Corp., 4.00%, 7/1/42	338,290

Multi-Utilities (0.4%):
155,000	CenterPoint Energy Resources Corp., 6.25%, 2/1/37	172,368
675,000	CMS Energy Corp., 5.05%, 3/15/22, Callable 12/15/21 @ 100^	728,710
415,000	CMS Energy Corp., 4.70%, 3/31/43, Callable 9/30/42 @ 100	387,208
900,000	DTE Energy Co., Series F, 3.85%, 12/1/23, Callable 9/1/23 @ 100	889,007
505,000	Duke Energy Carolinas LLC, 6.10%, 6/1/37	577,693
285,000	Sempra Energy, 6.00%, 10/15/39	313,062

		3,068,048

Office REITs (0.0%):
350,000	Boston Properties, LP, 3.85%, 2/1/23, Callable 11/1/22 @ 100	341,967

Oil, Gas & Consumable Fuels (0.9%):
150,000	Anadarko Petroleum Corp., 7.63%, 3/15/14	151,994
58,000	Anadarko Petroleum Corp., 5.75%, 6/15/14	59,216
2,025,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	2,324,841
216,000	El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	248,059
1,295,000	Energy Transfer Partners LP, 4.15%, 10/1/20, Callable 8/1/20 @ 100	1,313,882
550,000	Energy Transfer Partners LP, 6.50%, 2/1/42, Callable 8/1/41 @ 100	591,115
200,000	Enterprise Products Operating LP, 4.85%, 8/15/42, Callable 2/15/42 @ 100	188,353
270,000	Halliburton Co., 4.75%, 8/1/43	265,153
515,000	Noble Energy, Inc., 5.25%, 11/15/43, Callable 5/15/43 @ 100	514,579
540,000	Ruby Pipeline LLC, 6.00%, 4/1/22(b)	566,863
800,000	Williams Cos., Inc. (The), 3.70%, 1/15/23, Callable 10/15/22 @ 100	698,246
480,000	Williams Partners LP, 4.00%, 11/15/21	474,056

		7,396,357

Continued

7

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Corporate Bonds, continued
Paper & Forest Products (0.2%):
$400,000	Georgia-Pacific LLC, 7.70%, 6/15/15	$437,968
1,240,000	International Paper Co., 4.75%, 2/15/22, Callable 11/15/21 @ 100	1,300,042

		1,738,010

Pharmaceuticals (0.8%):
1,240,000	AbbVie, Inc., 1.20%, 11/6/15	1,252,603
795,000	AbbVie, Inc., 2.00%, 11/6/18	786,422
1,325,000	AbbVie, Inc., 2.90%, 11/6/22	1,238,419
375,000	AbbVie, Inc., 4.40%, 11/6/42	349,753
1,020,000	Merck & Co., Inc., 0.60%, 5/18/18(a)	1,022,675
345,000	Merck & Co., Inc., 4.15%, 5/18/43	315,189
410,000	Pfizer, Inc., 4.30%, 6/15/43	385,544
995,000	Watson Pharmaceuticals, Inc., 1.88%, 10/1/17	984,623

		6,335,228

Road & Rail (0.0%):
370,000	Burlington North Santa Fe LLC, 4.45%, 3/15/43, Callable 9/15/42 @ 100	335,483

Software (0.2%):
1,145,000	Microsoft Corp., 3.63%, 12/15/23, Callable 9/15/23 @ 100	1,146,790
505,000	Oracle Corp., 3.63%, 7/15/23	500,943

		1,647,733

Specialty Retail (0.2%):
365,000	Home Depot, Inc., 4.88%, 2/15/44, Callable 8/15/43 @ 100	369,588
510,000	Lowe’s Cos., Inc., 5.00%, 9/15/43, Callable 3/15/43 @ 100	521,448
815,000	Penske Truck Leasing Co. LP, 3.13%, 5/11/15(b)	838,212

		1,729,248

Thrifts & Mortgage Finance (0.4%):
975,000	Capital One Bank USA NA, Series BKNT, 1.15%, 11/21/16, Callable 10/21/16 @ 100	972,167
440,000	Capital One Bank USA NA, 3.38%, 2/15/23	409,059
1,435,000	Novus USA Trust, Series 2013-1, 1.54%, 2/28/14(a)(b)	1,436,794

		2,818,020

Tobacco (0.2%):
525,000	Altria Group, Inc., 5.38%, 1/31/44	527,174
155,000	Philip Morris International, Inc., 4.50%, 3/20/42	144,783
20,000	Philip Morris International, Inc., 3.88%, 8/21/42	16,930
1,325,000	Philip Morris International, Inc., 4.13%, 3/4/43	1,159,930

		1,848,817

Wireless Telecommunication Services (0.2%):
535,000	Crown Castle Towers LLC, 6.11%, 1/15/20(b)	599,912
522,000	GTE Corp., 6.84%, 4/15/18	608,003
400,000	SBA Tower Trust, 4.25%, 4/15/15(b)	404,996

		1,612,911

Total Corporate Bonds (Cost $126,118,233)		125,824,815

Convertible Preferred Stock(0.1%):
Capital Markets (0.1%):
1,165,000	State Street Capital Trust IV, 1.24%, 6/15/37, Callable 2/13/14 @ 100(a)	880,158

Total Convertible Preferred Stock (Cost $996,226)		880,158

Principal Amount		Fair Value
Yankee Dollars (9.2%):
Capital Markets (0.2%):
$1,355,000	Credit Suisse Guernsey, Ltd., 2.60%, 5/27/16(b)	$1,409,422

Chemicals (0.2%):
1,330,000	LyondellBasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 @ 100	1,477,126

Commercial Banks (3.8%):
1,805,000	Achmea Hypotheekbank NV, 0.59%, 11/3/14(a)(b)	1,808,954
2,130,000	Bank of England Euro Note, Series REGS, 0.50%, 3/6/15(b)	2,134,337
790,000	Caixa Economica Federal, 2.38%, 11/6/17(b)	733,713
410,000	Credit Suisse Group AG, 5.40%, 1/14/20	455,647
240,000	Eksportfinans A/S, 3.00%, 11/17/14	240,960
1,115,000	ING Bank NV, 3.75%, 3/7/17(b)	1,174,340
1,465,000	Kommunalbanken AS, 0.26%, 1/26/15(a)(b)	1,464,552
1,856,000	Kommunalbanken AS, 0.37%, 10/31/16(a)(b)	1,858,964
1,110,000	National Bank of Canada, 1.50%, 6/26/15	1,124,310
805,000	Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, Series G, 1.50%, 2/12/18(b)	796,416
1,740,000	Nederlandse Waterschapsbank NV, Series E, 3.00%, 3/17/15(b)	1,794,539
555,000	Nordea Eiendomskreditt AS, 2.13%, 9/22/16(b)	569,802
2,610,000	Oesterreichische Kontrollbank AG, Series G, 1.13%, 7/6/15	2,638,292
275,000	Rabobank Nederland, 5.75%, 12/1/43	291,524
990,000	Royal Bank of Canada, 1.45%, 10/30/14	999,307
2,005,000	Royal Bank of Canada, 1.13%, 7/22/16	2,004,741
810,000	Santander UK plc, 5.00%, 11/7/23(b)	813,013
2,300,000	Toronto-Dominion Bank, 2.20%, 7/29/15(b)	2,360,950
2,540,000	UBS AG London, 1.88%, 1/23/15(b)	2,575,560
2,915,000	Westpac Banking Corp., 1.38%, 7/17/15(b)	2,949,980
1,490,000	Westpac Banking Corp., 2.45%, 11/28/16^(b)	1,545,577

		30,335,478

Diversified Financial Services (0.4%):
575,000	BP Capital Markets plc, 4.74%, 3/11/21	628,972
2,190,000	CDP Financial, Inc., 4.40%, 11/25/19(b)	2,410,870

		3,039,842

Energy Equipment & Services (0.1%):
600,000	Schlumberger Investment SA, 3.30%, 9/14/21, Callable 6/14/21 @ 100(b)	596,519

Food Products (0.2%):
1,415,000	B.A.T. International Finance plc, 3.25%, 6/7/22(b)	1,355,287

Hotels, Restaurants & Leisure (0.2%):
1,595,000	Carnival Corp., 1.20%, 2/5/16	1,590,591

Insurance (0.0%):
310,000	Manulife Financial Corp., 3.40%, 9/17/15	322,688

Metals & Mining (0.4%):
1,310,000	BHP Billiton Finance USA, Ltd., 1.13%, 11/21/14	1,319,432
160,000	BHP Billiton Finance USA, Ltd., 2.88%, 2/24/22	153,011
385,000	BHP Billiton Finance USA, Ltd., 5.00%, 9/30/43	391,445
120,000	Codelco, Inc., 3.75%, 11/4/20(b)	119,954

Continued

8

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Yankee Dollars, continued
Metals & Mining, continued
$665,000	Codelco, Inc., 3.88%, 11/3/21(b)	$650,420
815,000	Xstrata Canada Financial Corp., 2.85%, 11/10/14(b)	826,312

		3,460,574

Multi-National (1.1%):
2,385,000	African Development Bank, 0.75%, 10/18/16	2,379,849
1,640,000	FMS Wertmanagement, 0.63%, 4/18/16	1,623,000
2,790,000	FMS Wertmanagement, 1.63%, 11/20/18	2,753,730
1,700,000	International Finance Corp., 0.88%, 6/15/18	1,641,372

		8,397,951

Oil, Gas & Consumable Fuels (1.4%):
945,000	BP Capital Markets plc, 0.75%, 5/10/18(a)	944,224
575,000	BP Capital Markets plc, 2.75%, 5/10/23	525,030
1,080,000	Petrobras International Finance Co., 3.88%, 1/27/16	1,111,819
50,000	Petroleos Mexicanos, 8.00%, 5/3/19	60,500
107,000	Petroleos Mexicanos, 6.00%, 3/5/20	118,877
278,000	Petroleos Mexicanos, 5.50%, 1/21/21	298,850
1,100,000	Petroleos Mexicanos, 4.88%, 1/24/22	1,130,250
43,000	Petroleos Mexicanos, 3.50%, 1/30/23	39,399
924,000	Petroleos Mexicanos, 3.50%, 1/30/23	846,615
1,373,000	Petroleos Mexicanos, 4.88%, 1/18/24	1,373,000
1,120,000	Shell International Finance BV, 2.00%, 11/15/18	1,121,362
295,000	Shell International Finance BV, 4.55%, 8/12/43	287,726
800,000	Statoil ASA, 2.45%, 1/17/23	729,210
1,100,000	Statoil ASA, 3.70%, 3/1/24	1,092,108
1,345,000	Transocean, Inc., 3.80%, 10/15/22, Callable 7/15/22 @ 100	1,274,826

		10,953,796

Personal Products (0.2%):
690,000	GlaxoSmithKline Capital plc, 2.85%, 5/8/22	650,771
670,000	Takeda Pharmaceutical Co., Ltd., 1.63%, 3/17/17(b)	668,514

		1,319,285

Pharmaceuticals (0.1%):
650,000	Perrigo Co. plc, 4.00%, 11/15/23, Callable 8/15/23 @ 100(b)	637,712

Real Estate Investment Trusts (REITs) (0.1%):
680,000	CDP Financial, Inc., 3.00%, 11/25/14(b)	696,461

Sovereign Bonds (0.2%):
1,349,000	Federal Republic of Brazil, 4.88%, 1/22/21	1,423,195

Thrifts & Mortgage Finance (0.5%):
4,158,000	Credit Suisse Guernsey, Ltd., 1.63%, 3/6/15(b)	4,209,975

Wireless Telecommunication Services (0.1%):
315,000	Virgin Media Secured Finance plc, 6.50%, 1/15/18, Callable 1/15/14 @ 103.25	326,419
765,000	Vodafone Group plc, 4.15%, 6/10/14	777,204

		1,103,623

Total Yankee Dollars (Cost $72,614,572)		72,329,525

U.S. Government Agency Mortgages (33.4%):
Federal Farm Credit Bank (0.2%)
2,120,000	2.35%, 4/24/23, Callable 4/24/14 @ 100	1,950,765

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Bank (0.7%)
$2,680,000	0.63%, 12/28/16	$2,668,765
2,815,000	1.63%, 6/19/18, Callable 2/19/14 @ 100	2,783,765

		5,452,530

Federal Home Loan Mortgage Corporation (5.7%)
2,100,000	0.60%, 3/28/16, Callable 2/28/14 @ 100	2,101,453
1,299,000	1.00%, 9/27/17	1,282,113
5,100,000	2.02%, 7/16/18, Callable 7/16/14 @ 100	5,111,587
6,265	Class KC, Series 2890, 4.50%, 2/15/19	6,302
1,548,345	Class BW, Series 3738, 3.50%, 10/15/28	1,611,566
1,187,000	6.75%, 3/15/31	1,570,503
1,288,000	6.25%, 7/15/32	1,629,332
207,324	5.00%, 7/1/35, Pool #G01840	224,399
277,196	5.00%, 7/1/35, Pool #G01838	299,981
828,194	4.00%, 12/1/40, Pool #A95575	852,512
307,184	4.00%, 12/1/40, Pool #A95656	316,254
386,516	4.00%, 12/1/40, Pool #A95856	397,819
187,311	3.14%, 3/1/41, Pool #1B8062(a)	195,000
2,793,328	5.50%, 6/1/41, Pool #G07553	3,044,376
1,775,841	Class BU, Series 4150, 4.00%, 2/15/42	1,876,273
597,627	3.50%, 4/1/42, Pool #C03811	594,428
231,948	4.00%, 5/1/42, Pool #Q08313	238,399
288,716	4.00%, 5/1/42, Pool #G08492	296,785
117,643	4.00%, 6/1/42, Pool #Q08656	120,933
40,279	4.00%, 6/1/42, Pool #C09001	41,405
390,308	2.03%, 7/1/42, Pool #2B0646(a)	399,080
642,637	3.50%, 11/1/42, Pool #Q12841	638,518
699,676	3.00%, 3/1/43, Pool #Q16567	663,685
579,708	3.00%, 3/1/43, Pool #Q16673	549,888
194,989	3.00%, 4/1/43, Pool #Q17095	184,967
2,190,000	3.00%, 8/1/43, Pool #G07550	2,077,347
6,800,000	3.50%, 1/15/44	6,746,874
3,200,000	3.00%, 1/15/44	3,031,000
600,000	5.00%, 1/15/44	647,063
4,800,000	4.50%, 2/15/44	5,062,312
700,000	5.50%, 2/15/44	764,094
2,000,000	4.00%, 2/15/44	2,047,656

		44,623,904

Federal National Mortgage Association (20.3%)
1,065,000	5.00%, 3/2/15, Pool #AQ6099	1,124,022
835,000	0.50%, 3/30/16	834,102
295,470	4.00%, 7/1/19, Pool #AE0968	313,051
37,384	Class NT, Series 2009-70, 4.00%, 8/25/19	39,240
506,923	4.00%, 7/1/24, Pool #AL1938	537,161
566,074	5.50%, 7/1/25, Pool #AE0096	621,764
2,074,446	5.50%, 11/1/25, Pool #AL3919	2,243,890
620,708	4.00%, 9/1/26, Pool #AL2683	657,733
1,500,000	4.00%, 1/25/28	1,589,414
1,796,991	2.50%, 4/1/28, Pool #AB9189	1,780,530
2,660,569	2.50%, 4/1/28, Pool #AB9171	2,636,198
6,802,909	2.50%, 5/1/28, Pool #310125	6,740,594
100,000	4.50%, 1/25/29	106,402
7,800,000	3.00%, 1/25/29	7,959,960
1,105,347	Class CD, Series 2011-56, 3.50%, 1/25/29	1,152,508
1,100,000	5.00%, 1/25/29	1,170,984

Continued

9

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,200,000	5.50%, 1/25/29	$1,275,187
3,300,000	3.50%, 1/25/29	3,450,949
507,785	5.50%, 1/1/33, Pool #676661	559,503
332,661	5.50%, 5/1/33, Pool #555424	366,609
224,683	5.00%, 7/1/34, Pool #725589	244,129
783,762	5.50%, 2/1/35, Pool #735989	863,854
63,849	6.00%, 4/1/35, Pool #735504	71,646
1,795,121	5.50%, 9/1/36, Pool #995113	1,975,248
208,501	5.50%, 2/1/38, Pool #961545	228,859
75,370	6.00%, 3/1/38, Pool #889529	83,851
525,641	5.50%, 5/1/38, Pool #889692	577,252
221,184	6.00%, 5/1/38, Pool #889466	245,689
392,984	5.50%, 5/1/38, Pool #889441	431,689
374,264	5.50%, 6/1/38, Pool #995018	411,116
104,103	5.50%, 9/1/38, Pool #889995	114,283
258,532	6.00%, 10/1/38, Pool #889983	286,283
248,657	5.50%, 10/1/39, Pool #AD0362	274,335
224,906	5.50%, 12/1/39, Pool #AD0571	248,498
1,657,616	6.00%, 4/1/40, Pool #AL4141	1,834,099
344,170	6.50%, 5/1/40, Pool #AL1704	379,993
4,697,776	5.00%, 5/1/40, Pool #AD4085	5,104,729
179,727	6.00%, 9/1/40, Pool #AE0823	198,822
1,245,000	Class CY, Series 2010-136, 4.00%, 12/25/40	1,236,163
230,799	2.93%, 2/1/41, Pool #AH6958(a)	239,674
1,736,272	5.00%, 4/1/41, Pool #AH6283	1,896,006
2,288,957	5.00%, 4/1/41, Pool #AH6176	2,496,553
354,853	6.00%, 6/1/41, Pool #AL4142	392,792
434,753	3.25%, 7/1/41, Pool #AL0533(a)	458,877
186,834	4.00%, 5/1/42, Pool #AT6144	193,204
86,865	3.50%, 6/1/42, Pool #AO3107	86,460
2,774,818	4.50%, 6/1/42, Pool #AL3817	2,947,554
89,848	3.50%, 7/1/42, Pool #AO8011	89,401
427,965	2.02%, 7/1/42, Pool #AP0006(a)	437,657
145,378	2.32%, 7/1/42, Pool #AO6482(a)	149,844
1,049,074	3.00%, 1/1/43, Pool #AB7497	997,038
1,130,632	3.00%, 1/1/43, Pool #AB7567	1,074,590
1,047,379	3.00%, 1/1/43, Pool #AB7458	995,515
1,447,025	3.00%, 2/1/43, Pool #AL3162	1,375,680
681,372	3.00%, 2/1/43, Pool #AB7767	647,575
668,077	3.00%, 2/1/43, Pool #AB8529	634,907
2,682,685	3.00%, 2/1/43, Pool #AR2001	2,549,796
1,041,294	3.00%, 2/1/43, Pool #AB7766	989,644
4,900,000	5.00%, 2/25/43	5,306,164
5,900,000	4.50%, 2/25/43	6,211,824
159,793	3.00%, 3/1/43, Pool #AR7568	151,865
99,218	3.50%, 3/1/43, Pool #AR9222	98,694
193,194	3.00%, 3/1/43, Pool #AR7576	183,682
93,175	3.00%, 3/1/43, Pool #AB8712	88,567
718,300	3.00%, 3/1/43, Pool #AB8701	682,799
255,335	3.00%, 3/1/43, Pool #AB8830	242,716
767,101	3.00%, 3/1/43, Pool #AR9194	729,262
284,623	3.00%, 3/1/43, Pool #AR9218	270,595
195,139	3.00%, 4/1/43, Pool #AB8923	185,468
291,188	3.00%, 4/1/43, Pool #AR8630	276,742
375,233	3.00%, 4/1/43, Pool #AT2040	356,731

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$676,786	3.00%, 4/1/43, Pool #AB9016	$643,336
94,370	3.00%, 4/1/43, Pool #AB9033	89,705
197,218	3.00%, 4/1/43, Pool #AT2043	187,459
193,164	3.00%, 4/1/43, Pool #AB8924	183,617
124,578	3.00%, 4/1/43, Pool #AT2037	118,426
485,890	3.00%, 5/1/43, Pool #AB9173	461,940
344,738	3.00%, 5/1/43, Pool #AB9462	327,828
290,148	3.00%, 5/1/43, Pool #AL3759	276,230
2,092,301	3.00%, 5/1/43, Pool #AB9239	1,988,611
195,663	3.50%, 5/1/43, Pool #AB9357	194,632
2,865,076	3.00%, 5/1/43, Pool #AT5974	2,724,026
773,423	3.00%, 5/1/43, Pool #AT2719	735,319
290,305	3.00%, 5/1/43, Pool #AT6654	276,019
296,603	3.50%, 6/1/43, Pool #AT6308	295,134
410,265	3.00%, 6/1/43, Pool #AB9662	390,145
131,982	3.00%, 6/1/43, Pool #AT7676	125,487
26,980	3.00%, 6/1/43, Pool #AB9564	25,654
1,098,356	3.50%, 6/1/43, Pool #AT7682	1,092,921
99,017	3.50%, 7/1/43, Pool #AT9149	98,496
98,050	3.50%, 7/1/43, Pool #AT9215	97,534
3,045,323	3.50%, 7/1/43, Pool #AL4014	3,032,057
295,268	3.50%, 7/1/43, Pool #AT9147	293,805
296,662	3.50%, 7/1/43, Pool #AL3921	295,271
893,358	3.50%, 7/1/43, Pool #AL4010	889,190
2,930,985	3.50%, 7/1/43, Pool #AL4009	2,919,134
881,632	3.50%, 7/1/43, Pool #AB9864	877,258
385,697	3.50%, 8/1/43, Pool #AS0207	383,668
985,975	3.50%, 8/1/43, Pool #AS0209	981,389
99,296	3.50%, 8/1/43, Pool #AU3270	98,835
3,749,192	3.50%, 8/1/43, Pool #AU3741	3,730,587
298,100	3.50%, 8/1/43, Pool #AU3765	296,530
198,110	3.50%, 8/1/43, Pool #AU3271	197,130
99,311	3.50%, 8/1/43, Pool #AU3267	98,912
294,308	3.50%, 8/1/43, Pool #AU0567	292,851
198,302	3.50%, 8/1/43, Pool #AU0570	197,380
198,598	3.50%, 8/1/43, Pool #AU2861	197,552
198,409	3.50%, 8/1/43, Pool #AU0613	197,486
198,356	3.50%, 8/1/43, Pool #AU0577	197,313
297,760	3.50%, 8/1/43, Pool #AU0600	296,282
995,038	4.50%, 9/1/43, Pool #AS0428	1,055,653
217,169	4.00%, 9/1/43, Pool #AU5750	224,024
396,779	4.00%, 9/1/43, Pool #AS0547	409,329
1,284,483	4.50%, 9/1/43, Pool #AS0564	1,362,730
1,687,732	4.00%, 9/1/43, Pool #AS0531	1,741,114
197,123	4.50%, 9/1/43, Pool #AS0570	209,131
1,424,728	4.00%, 10/1/43, Pool #AL4311	1,467,603
74,061	4.00%, 10/1/43, Pool #AV0438	76,405
5,663,878	4.50%, 10/1/43, Pool #AU6939	6,009,295
467,982	4.00%, 10/1/43, Pool #AL4312	482,065
1,955,000	4.00%, 11/1/43, Pool #890567	2,013,833
100,000	4.00%, 12/1/43, Pool #AV3914	103,209
800,000	4.00%, 12/1/43, Pool #AV4889	825,306
599,236	4.00%, 12/1/43, Pool #AS1201	618,190
99,859	4.00%, 12/1/43, Pool #AS1232	103,064
600,000	5.50%, 1/25/44	659,977

Continued

10

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
19,200,000	4.00%, 1/25/44	19,763,999
1,700,000	3.00%, 1/25/44	1,613,805
2,600,000	3.50%, 1/25/44	2,582,734
1,200,000	2.50%, 1/25/44	1,085,906
2,900,000	6.00%, 2/25/44	3,213,789
1,794,000	4.00%, 12/31/49, Pool #AL4598	1,850,343
2,300,000	4.00%, 12/31/49, Pool #AL4597	2,372,234
1,390,000	3.50%, 12/31/49, Pool #AL4543	1,383,484

		160,440,586

Government National Mortgage Association (6.5%)
64,975	4.50%, 9/15/33, Pool #615516	70,026
237,304	5.00%, 12/15/33, Pool #783571	259,992
80,400	6.50%, 8/20/38, Pool #4223	89,523
118,355	6.50%, 10/15/38, Pool #673213	131,918
44,038	6.50%, 11/20/38, Pool #4292	49,356
92,849	6.50%, 12/15/38, Pool #782510	105,144
790,642	5.00%, 1/15/39, Pool #782557	863,082
549,697	5.00%, 4/15/39, Pool #782619	597,010
57,169	5.00%, 6/15/39, Pool #782696	62,805
433,889	5.00%, 10/20/39, Pool #4559	475,146
125,752	4.50%, 1/15/40, Pool #728627	134,477
347,902	5.00%, 5/15/40, Pool #782958	378,652
343,791	4.50%, 7/15/40, Pool #745793	367,579
577,229	4.50%, 10/15/40, Pool #783609	619,480
181,705	4.50%, 2/15/41, Pool #738019	194,496
32,632	5.00%, 4/20/41, Pool #5018	35,643
69,977	5.00%, 6/20/41, Pool #5083	76,444
518,309	4.50%, 6/20/41, Pool #783590	556,373
346,202	4.50%, 7/20/41, Pool #783584	371,627
36,515	5.00%, 7/20/41, Pool #5116$	39,885
1,166,777	4.50%, 7/20/41, Pool #5115	1,249,367
2,139,605	Class DA, Series 2013-111, 3.50%, 8/20/41	2,244,046
408,325	4.50%, 11/15/41, Pool #783610	438,108
2,286,323	Class DM, Series 2013-98, 3.50%, 7/20/42	2,381,830
4,915,558	3.50%, 4/20/43, Pool #MA0934	4,966,760
14,371,689	4.00%, 11/20/43, Pool #MA1449	14,977,991
500,000	5.00%, 1/15/44	541,934
400,000	4.50%, 1/15/44	426,781
3,700,000	3.50%, 1/15/44	3,729,051
3,300,000	4.50%, 1/20/44	3,528,164

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$3,500,000	3.50%, 1/20/44	$3,530,762
1,100,000	3.00%, 2/15/44	1,062,273
6,700,000	3.00%, 2/20/44	6,473,352

		51,029,077

Total U.S. Government Agency Mortgages (Cost $265,665,481)		263,496,862

U.S. Treasury Obligations (19.1%):
U.S. Treasury Bonds (4.2%)
1,900,000	8.88%, 8/15/17	2,424,282
650,000	8.50%, 2/15/20	891,160
5,655,000	8.75%, 8/15/20	7,936,442
4,285,000	4.50%, 2/15/36	4,767,731
2,600,000	4.75%, 2/15/37	2,991,219
431,000	2.75%, 8/15/42	341,500
890,000	2.88%, 5/15/43	721,317
13,945,000	3.75%, 11/15/43	13,478,707

		33,552,358

U.S. Treasury Notes (14.9%)
6,695,000	0.25%, 11/30/15^	6,681,664
39,205,000	0.25%, 12/31/15	39,100,873
31,665,000	0.63%, 12/15/16^	31,536,377
12,800	1.00%, 5/31/18	12,520
24,120,000	1.25%, 11/30/18^	23,603,687
1,505,000	1.50%, 12/31/18	1,488,069
14,980,000	2.75%, 11/15/23	14,654,649
		117,077,839

Total U.S. Treasury Obligations (Cost $152,313,193)		150,630,197

Securities Held as Collateral for Securities on Loan (7.4%):
58,717,501	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	58,717,501

Total Securities Held as Collateral for Securities on Loan (Cost $58,717,501)		58,717,501

Unaffiliated Investment Company (20.0%):
157,662,909	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	157,662,909

Total Unaffiliated Investment Company (Cost $157,662,909)		157,662,909

Total Investment Securities (Cost $944,883,801)(e) — 119.2%		940,252,941
Net other assets (liabilities) — (19.2)%		(151,339,605)

Net Assets — 100.0%		$788,913,336

Percentages indicated are based on net assets as of December 31, 2013.

MTN—Medium Term Note

REMIC—Real Estate Mortgage Investment Conduit

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $57,426,100.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2013. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(d)	The rate represents the effective yield at December 31, 2013.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

11

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2013

Securities Sold Short (-0.9%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Government National Mortgage Association – January TBA	4.00%	1/20/44	$(7,800,000)	$(8,124,188)	$(8,109,868)	$14,320

				$(8,124,188)	$(8,109,868)	$14,320

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Short	3/20/14	(6)	$(738,281)	$(7)
U.S. Treasury 2-Year Note March Futures	Short	3/31/14	(29)	(6,374,563)	11,924
U.S. Treasury 30-Year Note March Futures	Long	3/20/14	252	32,334,750	(400,845)
U.S. Treasury 5-Year Note March Futures	Long	3/31/14	197	23,504,563	(198,858)

Total					$(587,786)

Forward Currency Contracts

At December 31, 2013, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
European Euro	Barclays Bank	1/22/14	604,000	$815,626	$830,849	$(15,223)

				$815,626	$830,849	$(15,223)

See accompanying notes to the financial statements.

12

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$944,883,801

Investment securities, at value*	$940,252,941
Cash	12,849
Interest and dividends receivable	3,209,623
Foreign currency, at value (cost $162,915)	168,380
Receivable for capital shares issued	615,310
Receivable for investments sold	75,259,840
Receivable for variation margin on futures contracts	334

Total Assets	1,019,519,277

Liabilities:
Unrealized depreciation on forward currency contracts	15,223
Payable for investments purchased	163,156,922
Payable for collateral received on loaned securities	58,717,501
Securities sold short (Proceeds received $8,124,188)	8,109,868
Payable for variation margin on futures contracts	140,572
Manager fees payable	229,887
Administration fees payable	30,511
Distribution fees payable	164,206
Custodian fees payable	9,366
Administrative and compliance services fees payable	3,076
Trustee fees payable	23
Other accrued liabilities	28,786

Total Liabilities	230,605,941

Net Assets	$788,913,336

Net Assets Consist of:
Capital	$794,039,769
Accumulated net investment income/(loss)	8,936,842
Accumulated net realized gains/(losses) from investment transactions	(8,849,191)
Net unrealized appreciation/(depreciation) on investments	(5,214,084)

Net Assets	$788,913,336

Shares of beneficial interest (unlimited number of shares authorized, no par value)	73,957,817
Net Asset Value (offering and redemption price per share)	$10.67

*	Includes securities on loan of $57,426,100.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$11,407,106
Dividends	34
Income from securities lending	43,863
Foreign withholding tax	(18)

Total Investment Income	11,450,985

Expenses:
Manager fees	2,233,059
Administration fees	241,101
Distribution fees	1,595,046
Custodian fees	33,314
Administrative and compliance services fees	11,407
Trustee fees	29,319
Professional fees	30,643
Shareholder reports	17,294
Other expenses	15,892

Total expenses	4,207,075

Net Investment Income/(Loss)	7,243,910

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(7,740,214)
Net realized gains/(losses) on futures contracts	1,101,591
Net realized gains/(losses) on forward currency contracts	27,119
Change in net unrealized appreciation/depreciation on investments	(14,704,971)

Net Realized/Unrealized Gains/(Losses) on Investments	(21,316,475)

Change in Net Assets Resulting From Operations	$(14,072,565)

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Enhanced Bond Index Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$7,243,910	$5,925,119
Net realized gains/(losses) on investment transactions	(6,611,504)	8,974,678
Change in unrealized appreciation/depreciation on investments	(14,704,971)	2,634,226

Change in net assets resulting from operations	(14,072,565)	17,534,023

Dividends to Shareholders:
From net investment income	(7,329,474)	(5,330,161)
From net realized gains	(7,727,147)	(7,712,608)

Change in net assets resulting from dividends to shareholders	(15,056,621)	(13,042,769)

Capital Transactions:
Proceeds from shares issued	317,585,411	185,385,544
Proceeds from dividends reinvested	15,056,621	13,042,769
Value of shares redeemed	(18,147,991)	(40,589,771)

Change in net assets resulting from capital transactions	314,494,041	157,838,542

Change in net assets	285,364,855	162,329,796
Net Assets:
Beginning of period	503,548,481	341,218,685

End of period	$788,913,336	$503,548,481

Accumulated net investment income/(loss)	$8,936,842	$7,303,079

Share Transactions:
Shares issued	29,111,948	16,592,447
Dividends reinvested	1,427,168	1,173,967
Shares redeemed	(1,679,500)	(3,622,879)

Change in shares	28,859,616	14,143,535

See accompanying notes to the financial statements.

14

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	July 10, 2009 to December 31, 2009(a)
Net Asset Value, Beginning of Period	$11.17	$11.02	$10.51	$10.04	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05	0.09	0.11	0.15	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	(0.31)	0.38	0.65	0.41	0.01

Total from Investment Activities	(0.26)	0.47	0.76	0.56	0.04

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.13)	(0.13)	(0.03)	—
Net Realized Gains	(0.12)	(0.19)	(0.12)	(0.06)	—

Total Dividends	(0.24)	(0.32)	(0.25)	(0.09)	—

Net Asset Value, End of Period	$10.67	$11.17	$11.02	$10.51	$10.04

Total Return(b)	(2.32)%	4.22%	7.28%	5.62%	0.40	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$788,913	$503,548	$341,219	$205,572	$127,833
Net Investment Income/(Loss)(d)	1.14%	1.35%	1.69%	2.01%	1.34%
Expenses Before Reductions(d)(e)	0.66%	0.68%	0.69%	0.71%	0.76%
Expenses Net of Reductions(d)	0.66%	0.68%	0.69%	0.70%	0.70%
Portfolio Turnover Rate(f)	663%	385%	407%	700%	366	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

15

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the fair value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

16

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2013

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $12.6 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $4,371 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2013, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $0.8 million as of December 31, 2013. The monthly average amount for these contracts was $1.4 million for the year ended December 31, 2013.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $63.0 million as of December 31, 2013. The monthly average notional amount for these contracts was $232.7 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

17

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2013

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$—	Unrealized depreciation on forward currency contracts	$15,223

Interest Rate Contracts	Receivable for variation margin on futures contracts*	11,924	Payable for variation margin on futures contracts*	599,710

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts / change in unrealized appreciation/depreciation on investments	$27,119	$(13,926)

Interest Rate Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	1,101,591	(676,321)

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2013. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013.

As of December 31, 2013, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$334	$140,572
Forward currency contracts	—	15,223

Total derivative assets and liabilities in the Statement of Assets and Liabilities	334	155,795
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(334)	(140,572)

Total assets and liabilities subject to a MNA	$—	$15,223

18

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2013

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Barclays Bank	$15,223	$—	$—	$—	$15,223

Total	$15,223	$—	$—	$—	$15,223

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $7,778 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

19

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2013

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Asset Backed Securities	$—	$61,404,911	$61,404,911
Collateralized Mortgage Obligations	—	49,306,063	49,306,063
Corporate Bonds+	—	125,824,815	125,824,815
Convertible Preferred Stock+	—	880,158	880,158
Yankee Dollars+	—	72,329,525	72,329,525
U.S. Government Agency Mortgages	—	263,496,862	263,496,862
U.S. Treasury Obligations	—	150,630,197	150,630,197
Securities Held as Collateral for Securities on Loan	—	58,717,501	58,717,501
Unaffiliated Investment Company	157,662,909	—	157,662,909

Total Investment Securities	157,662,909	782,589,762	940,252,941

Securities Sold Short	—	(8,109,868)	(8,109,868)
Other Financial Instruments:*
Futures Contracts	(587,786)	—	(587,786)
Forward Currency Contracts	—	(15,223)	(15,223)

Total Investments	$157,075,123	$774,464,671	$931,540,064

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

20

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2013

*	Other Financial Instruments would include any derivative instruments, such as futures and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$3,818,632,999	$3,620,560,372

For the year ended December 31, 2013, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$3,522,743,473	$3,397,594,494

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $945,629,114. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,754,600
Unrealized depreciation	(9,130,773)

Net unrealized appreciation/(depreciation)	$(5,376,173)

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

21

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2013

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Enhanced Bond Index Fund	$8,685,941	$—	$8,685,941

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$13,419,467	$1,637,154	$15,056,621

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$12,979,458	$63,311	$13,042,769

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Enhanced Bond Index Fund	$8,934,759	$—	$(8,685,941)	$(5,375,251)	$(5,126,433)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

23

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $1,637,154.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $6,089,957.

24

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

26

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

27

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

29

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Federated Clover Small Value Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Meeting of Shareholders

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Federated Clover Small Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Federated Clover Small Value Fund and Federated Global Investment Management Corp. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Federated Clover Small Value Fund returned 32.00%1. That compared to a 34.52% total return for its benchmark, the Russell 2000® Value Index2.

The Fund’s sub-advisor, Federated Clover Investment Advisors, employs a bottom-up stock selection process. As a result, the portfolio frequently contains industry and security allocations that may be significantly different from those of the index.*

Stocks performed extremely well during the 12-month period. A strengthening U.S. economy and improving corporate fundamentals helped drive that strong performance. During periods of strong cyclical growth, small-cap stocks are typically among the strongest performers. That was the case during the period under review, and the Fund performed extremely well in that environment.*

The Fund’s relative performance benefited from individual stock selection in the real estate market. We avoided agency REITs, which typically perform poorly in rising-rate environments. Interest rates rose considerably during the period, in part due to comments by Federal Reserve Board Chairman Ben Bernanke that the Fed was considering beginning to taper its economic stimulus efforts. Our general avoidance of agency REITs, and security selection among commercial mortgage REITs, benefited the Fund’s relative performance.*

An overweight position in shares of select insurance companies also aided relative performance. In particular, the Fund’s holdings of life insurance companies performed well due to company-specific reasons combined with investors anticipating higher earnings from these companies due to rising interest rates.*

Individual stock selection in the health care sector—particularly among biotechnology, pharmaceutical and hospital companies—added to the Fund’s performance relative to its benchmark. In addition, the Fund benefited from its exposure to a packaging company in the materials sector that performed well after making several acquisitions during the period.*

The Fund was hurt by stock selection in the energy sector. In particular, shares of several energy exploration and production firms dragged on the Fund’s relative returns. Additionally, stock selection in the industrial and consumer discretionary sectors hurt performance. Among consumer discretionary holdings, the Fund’s exposure to certain apparel retailers weighed on relative performance. These companies experienced weakness in profitability, and saw declining consumer traffic and same-store sales figures.*

The Fund’s performance relative to its benchmark was also hurt by the portfolio’s cash component. We typically hold an average of 2.5% of the Fund’s portfolio in cash, while the benchmark does not include a cash component. As a result, the Fund missed some of the strong returns in the small-cap sector during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Investors cannot invest directly in an index.

1

AZL® Federated Clover Small Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Year
AZL® Federated Clover Small Value Fund	32.00%[1]	13.18%	19.21%	8.78%
Russell 2000® Value Index	34.52%	14.49%	17.64%	8.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Federated Clover Small Value Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.35% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Federated Clover Small Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Federated Clover Small Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Federated Clover Small Value Fund	$1,000.00	$1,147.80	$5.95	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Federated Clover Small Value Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	32.4%
Industrials	12.5
Information Technology	10.4
Consumer Discretionary	9.8
Materials	8.8
Health Care	7.0
Energy	6.7
Utilities	6.1
Consumer Staples	3.1
Telecommunication Services	0.4

Total Common Stock	97.2
Securities Held as Collateral for Securities on Loan	5.6
Money Market	2.6

Total Investment Securities	105.4
Net other assets (liabilities)	(5.4)

Net Assets	100.0%

3

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (97.2%):
Aerospace & Defense (2.8%):
81,050	Curtiss-Wright Corp.	$5,043,742
55,290	Esterline Technologies Corp.*	5,637,368
37,825	Triumph Group, Inc.	2,877,348

		13,558,458

Auto Components (1.0%):
185,961	Spartan Motors, Inc.	1,245,939
66,050	Tenneco, Inc.*	3,736,448

		4,982,387

Biotechnology (1.4%):
69,775	Alkermes plc*	2,837,052
37,500	Cubist Pharmaceuticals, Inc.*	2,582,625
86,550	InterMune, Inc.*	1,274,882

		6,694,559

Building Products (0.5%):
83,150	USG Corp.*	2,359,797

Capital Markets (0.6%):
184,975	American Capital, Ltd.*	2,893,009

Chemicals (3.9%):
123,750	Axiall Corp.	5,870,700
65,725	Cabot Corp.	3,378,265
244,575	Huntsman Corp.	6,016,545
101,475	OM Group, Inc.*	3,694,705

		18,960,215

Commercial Banks (11.2%):
178,618	Capital Bank Financial Corp.*	4,063,560
57,485	City Holding Co.^	2,663,280
117,375	East West Bancorp, Inc.	4,104,604
442,650	F.N.B. Corp.	5,586,242
166,675	FirstMerit Corp.	3,705,185
60,320	Independent Bank Corp.	2,363,941
156,150	Investors Bancorp, Inc.	3,994,317
119,975	PacWest Bancorp	5,065,345
98,275	Popular, Inc.*	2,823,441
438,850	Susquehanna Bancshares, Inc.	5,634,833
605,950	Synovus Financial Corp.	2,181,420
280,925	Webster Financial Corp.	8,759,241
71,275	Wintrust Financial Corp.	3,287,203

		54,232,612

Commercial Services & Supplies (1.2%):
369,200	Acco Brands Corp.*	2,481,024
32,050	UniFirst Corp.	3,429,350

		5,910,374

Communications Equipment (2.3%):
69,525	Black Box Corp.	2,071,845
187,175	Finisar Corp.*	4,477,226
225,075	SeaChange International, Inc.*	2,736,912
28,075	ViaSat, Inc.*	1,758,899

		11,044,882

Shares		Fair Value
Common Stocks, continued
Computers & Peripherals (0.4%):
1,568,491	Quantum Corp.*	$1,882,189

Construction & Engineering (0.8%):
122,600	Foster Wheeler AG*	4,048,251

Diversified Financial Services (0.5%):
90,300	PHH Corp.*	2,198,805

Diversified Telecommunication Services (0.4%):
290,900	Iridium Communications, Inc.*^	1,821,034

Electric Utilities (4.8%):
152,075	Cleco Corp.	7,089,737
150,575	IDACORP, Inc.	7,805,808
266,825	Portland General Electric Co.	8,058,114

		22,953,659

Electrical Equipment (0.6%):
102,375	General Cable Corp.	3,010,849

Electronic Equipment, Instruments & Components (2.0%):
43,850	Anixter International, Inc.	3,939,484
75,998	CTS Corp.	1,513,120
72,775	Insight Enterprises, Inc.*	1,652,720
150,300	Sanmina Corp.*	2,510,010

		9,615,334

Energy Equipment & Services (2.7%):
43,250	Dril-Quip, Inc.*	4,754,472
120,225	Exterran Holdings, Inc.*	4,111,695
433,425	Willbros Group, Inc.*	4,082,864

		12,949,031

Food Products (3.1%):
35,875	Cal-Maine Foods, Inc.	2,160,751
113,550	Hillshire Brands Co.	3,797,112
118,875	Pinnacle Foods, Inc.	3,264,308
247,600	WhiteWave Foods Co., Class A*	5,679,944

		14,902,115

Gas Utilities (1.3%):
136,475	Atmos Energy Corp.	6,198,695

Health Care Equipment & Supplies (3.1%):
70,325	Alere, Inc.*	2,545,765
96,275	Cynosure, Inc., Class A*	2,568,617
160,084	Merit Medical Systems, Inc.*	2,519,722
116,525	Tornier NV*	2,189,505
164,250	Wright Medical Group, Inc.*	5,044,118

		14,867,727

Health Care Providers & Services (1.3%):
47,375	Magellan Health Services, Inc.*	2,838,236
41,600	Universal Health Services, Inc., Class B	3,380,416

		6,218,652

Hotels, Restaurants & Leisure (1.3%):
226,850	Orient-Express Hotel, Ltd.*	3,427,704
39,225	Vail Resorts, Inc.	2,950,897

		6,378,601

Continued

4

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Household Durables (0.8%):
200,850	KB Home^	$3,671,538

Insurance (6.9%):
189,875	American Equity Investment Life Holding Co.	5,008,903
125,247	Argo Group International Holdings, Ltd.	5,822,733
355,800	CNO Financial Group, Inc.	6,294,101
216,500	Fidelity & Guaranty Life*	4,100,510
104,275	Hanover Insurance Group, Inc. (The)	6,226,260
334,700	Maiden Holdings, Ltd.	3,658,271
39,425	ProAssurance Corp.	1,911,324

		33,022,102

Internet & Catalog Retail (0.5%):
56,025	HomeAway, Inc.*	2,290,302

Internet Software & Services (0.4%):
34,575	j2 Global, Inc.	1,729,096

IT Services (1.0%):
62,025	CSG Systems International, Inc.	1,823,535
93,275	Unisys Corp.*	3,131,242

		4,954,777

Life Sciences Tools & Services (0.4%):
106,700	Bruker Corp.*	2,109,459

Machinery (4.1%):
114,225	Barnes Group, Inc.	4,375,960
125,550	Manitowoc Co., Inc. (The)	2,927,826
98,175	Terex Corp.	4,122,368
91,450	Trinity Industries, Inc.	4,985,854
277,475	Wabash National Corp.*	3,426,816

		19,838,824

Media (2.2%):
102,750	Cinemark Holdings, Inc.	3,424,658
67,850	Imax Corp.*^	2,000,218
90,800	Lions Gate Entertainment Corp.^	2,874,728
75,350	National CineMedia, Inc.	1,503,986
38,850	World Wrestling Entertainment, Inc., Class A	644,133

		10,447,723

Metals & Mining (3.1%):
125,200	Allegheny Technologies, Inc.	4,460,876
422,375	Aurico Gold, Inc.	1,545,893
112,425	Coeur d’Alene Mines Corp.*	1,219,811
333,900	Stillwater Mining Co.*	4,120,326
117,925	United States Steel Corp.^	3,478,788

		14,825,694

Oil, Gas & Consumable Fuels (4.0%):
223,850	Bill Barrett Corp.*^	5,994,702
56,925	PDC Energy, Inc.*	3,029,549
45,825	SM Energy Co.	3,808,516
134,950	Teekay Shipping Corp.	6,478,949

		19,311,716

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (1.8%):
105,575	KapStone Paper & Packaging Corp.*	$5,897,419
162,925	Louisiana-Pacific Corp.*	3,015,742

		8,913,161

Pharmaceuticals (0.8%):
49,900	Impax Laboratories, Inc.*	1,254,486
68,450	Medicines Co. (The)*	2,643,539

		3,898,025

Professional Services (0.7%):
139,000	Trueblue, Inc.*	3,583,420

Real Estate Investment Trusts (REITs) (10.8%):
165,575	Associated Estates Realty Corp.^	2,657,479
670,800	FelCor Lodging Trust, Inc.*	5,473,727
293,200	First Potomac Realty Trust	3,409,916
163,075	LaSalle Hotel Properties	5,032,495
495,850	Lexington Realty Trust^	5,062,629
68,100	LTC Properties, Inc.	2,410,059
494,175	MFA Financial, Inc.^	3,488,876
667,000	New Residential Investment Corp.	4,455,560
509,800	NorthStar Realty Finance Corp.	6,856,809
317,625	Starwood Property Trust, Inc.	8,798,213
111,650	Sun Communities, Inc.	4,760,756

		52,406,519

Road & Rail (0.8%):
100,725	Con-way, Inc.	3,999,790

Semiconductors & Semiconductor Equipment (3.8%):
126,750	Advanced Energy Industries, Inc.*	2,897,505
265,800	Brooks Automation, Inc.	2,788,242
269,125	Cypress Semiconductor Corp.^	2,825,813
243,000	Fairchild Semiconductor International, Inc.*	3,244,049
387,550	Lattice Semiconductor Corp.*	2,135,401
87,050	MKS Instruments, Inc.	2,606,277
84,200	Tessera Technologies, Inc.	1,659,582

		18,156,869

Software (0.5%):
51,675	Verint Systems, Inc.*	2,218,925

Specialty Retail (1.6%):
38,750	Group 1 Automotive, Inc.	2,752,025
68,400	Rent-A-Center, Inc.	2,280,456
133,625	Select Comfort Corp.*	2,818,151

		7,850,632

Textiles, Apparel & Luxury Goods (2.4%):
142,825	Crocs, Inc.*	2,273,774
68,750	Deckers Outdoor Corp.*	5,806,625
98,725	Skechers U.S.A., Inc., Class A*	3,270,759

		11,351,158

Thrifts & Mortgage Finance (2.4%):
212,403	Flushing Financial Corp.	4,396,742
249,900	Radian Group, Inc.^	3,528,588

Continued

5

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
46,325	WSFS Financial Corp.	$3,591,577

		11,516,907

Trading Companies & Distributors (1.0%):
61,125	United Rentals, Inc.*	4,764,693

Total Common Stocks (Cost $396,276,849)		468,542,565

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (5.6%):
$27,036,134	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	27,036,134

Total Securities Held as Collateral for Securities on Loan (Cost $27,036,134)		27,036,134

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (2.6%):
$12,386,483	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	$12,386,483

Total Unaffiliated Investment Company (Cost $12,386,483)		12,386,483

Total Investment Securities (Cost $435,699,466)(c) — 105.4%		507,965,182
Net other assets (liabilities) — (5.4)%		(26,076,534)

Net Assets — 100.0%		$481,888,648

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $25,797,458.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL Federated Clover Small Value Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$435,699,466

Investment securities, at value*	$507,965,182
Interest and dividends receivable	1,097,363
Receivable for capital shares issued	6,051
Receivable for investments sold	954,166

Total Assets	510,022,762

Liabilities:
Payable for capital shares redeemed	479,970
Payable for collateral received on loaned securities	27,036,134
Manager fees payable	300,899
Administration fees payable	19,327
Distribution fees payable	100,300
Custodian fees payable	103,001
Administrative and compliance services fees payable	2,522
Trustee fees payable	19
Other accrued liabilities	91,942

Total Liabilities	28,134,114

Net Assets	$481,888,648

Net Assets Consist of:
Capital	$354,182,754
Accumulated net investment income/(loss)	3,958,416
Accumulated net realized gains/(losses) from investment transactions	51,481,762
Net unrealized appreciation/(depreciation) on investments	72,265,716

Net Assets	$481,888,648

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,363,244
Net Asset Value (offering and redemption price per share)	$23.66

*	Includes securities on loan of $25,797,458.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$6,711,998
Interest	39,549
Income from securities lending	358,535
Foreign withholding tax	(1,693)

Total Investment Income	7,108,389

Expenses:
Manager fees	2,344,434
Administration fees	95,936
Distribution fees	781,478
Custodian fees	64,417
Administrative and compliance services fees	4,879
Trustee fees	11,666
Professional fees	27,973
Shareholder reports	46,417
Other expenses	7,785

Total expenses before reductions	3,384,985
Less expenses paid indirectly	(235,411)

Net expenses	3,149,574

Net Investment Income/(Loss)	3,958,815

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	54,010,895
Change in net unrealized appreciation/depreciation on investments	29,950,075

Net Realized/Unrealized Gains/(Losses) on Investments	83,960,970

Change in Net Assets Resulting From Operations	$87,919,785

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Federated Clover Small Value Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,958,815	$2,163,716
Net realized gains/(losses) on investment transactions	54,010,895	49,092,905
Change in unrealized appreciation/depreciation on investments	29,950,075	(24,071,883)

Change in net assets resulting from operations	87,919,785	27,184,738

Dividends to Shareholders:
From net investment income	(2,163,714)	(1,295,502)
From net realized gains	(1,287,134)	—

Change in net assets resulting from dividends to shareholders	(3,450,848)	(1,295,502)

Capital Transactions:
Proceeds from shares issued	17,347,315	59,281,549
Proceeds from shares issued in merger	164,648,332	—
Proceeds from dividends reinvested	3,450,848	1,295,502
Value of shares redeemed	(49,757,745)	(23,754,974)

Change in net assets resulting from capital transactions	135,688,750	36,822,077

Change in net assets	220,157,687	62,711,313
Net Assets:
Beginning of period	261,730,961	199,019,648

End of period	$481,888,648	$261,730,961

Accumulated net investment income/(loss)	$3,958,416	$2,163,709

Share Transactions:
Shares issued	826,337	3,280,233
Shares issued in merger	7,290,861	—
Dividends reinvested	161,936	72,173
Shares redeemed	(2,346,338)	(1,393,283)

Change in shares	5,932,796	1,959,123

See accompanying notes to the financial statements.

8

AZL Federated Clover Small Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013		2012		2011	2010	2009
Net Asset Value, Beginning of Period	$18.14		$15.96		$16.72	$13.27	$10.31

Investment Activities:
Net Investment Income/(Loss)	0.20		0.15		0.11	0.09	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	5.58		2.13		(0.77)	3.48	3.01

Total from Investment Activities	5.78		2.28		(0.66)	3.57	3.16

Dividends to Shareholders From:
Net Investment Income	(0.16)		(0.10)		(0.10)	(0.12)	(0.20)
Net Realized Gains	(0.10)		—		—	—	—

Total Dividends	(0.26)		(0.10)		(0.10)	(0.12)	(0.20)

Net Asset Value, End of Period	$23.66		$18.14		$15.96	$16.72	$13.27

Total Return(a)	32.00%		14.32%		(3.92)%	27.11%	30.61%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$481,889		$261,731		$199,020	$234,305	$187,475
Net Investment Income/(Loss)	1.27%		0.96%		0.60%	0.59%	0.96%
Expenses Before Reductions(b)	1.08%		1.07%		1.09%	1.08%	1.12%
Expenses Net of Reductions	1.01%		0.99%		1.09%	1.08%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.08%		1.07%		1.09%	1.08%	1.12%
Portfolio Turnover Rate	97	%(d)	156	%(e)	15%	23%	10%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 140%.

(e)	Effective February 24, 2012, the Subadviser changed from Franklin Advisory Services LLC to Federated Global Investment Management Corp. Costs of purchase and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

See accompanying notes to the financial statements.

9

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Federated Clover Small Value Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2013

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $34.4 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $49,245 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Federated Global Investment Management Corp. (“Federated”), Federated provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Federated Clover Small Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

11

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2013

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $15,581 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$468,542,565	$—	$468,542,565
Securities Held as Collateral for Securities on Loan	—	27,036,134	27,036,134
Unaffiliated Investment Company	12,386,483	—	12,386,483

Total Investment Securities	$480,929,048	$27,036,134	$507,965,182

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

12

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2013

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases		Sales
AZL Federated Clover Small Value Fund	$400,870,671	*	$300,165,506	*

*	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from these amounts. The costs of purchases and proceeds from sales amounts excluded were $531,733,449 and $432,467,109, respectively.

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $436,678,610. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$76,667,520
Unrealized depreciation	(5,380,948)

Net unrealized appreciation/(depreciation)	$71,286,572

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Federated Clover Small Value Fund	$2,163,714	$1,287,134	$3,450,848

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Federated Clover Small Value Fund	$1,935,597	$2,833,041	$4,768,638

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Federated Clover Small Value Fund	$12,212,537	$44,206,785	$—	$71,286,572	$127,705,894

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Acquisition of Funds

On November 15, 2013, the Fund acquired all of the net assets of the AZL Columbia Small Cap Value Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL Columbia Small Cap Value Fund shareholders on November 13, 2013. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 7,290,861 shares of the Fund, valued at $164,648,332, for 13,890,997 shares of the AZL Columbia Small Cap Value Fund outstanding on November 15, 2013.

13

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2013

The investment portfolio of the AZL Columbia Small Cap Value Fund, with a fair value of $164,695,001 and identified cost of $129,598,076 at November 15, 2013, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL Columbia Small Cap Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $307,055,448. Fees and expenses incurred by the AZL Columbia Small Cap Value Fund and the Fund directly in connection with the plan of reorganization were borne by the Manager and the Funds.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income/(loss)	$4,413,950
Net realized/unrealized gains/losses)	121,321,372

Change in net assets resulting from operations	$125,735,322

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL Columbia Small Cap Value Fund that have been included in the Fund’s statement of operations since November 15, 2013.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Federated Clover Small Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

15

Special Meeting of Shareholders (Unaudited)

November 13, 2013

We, the undersigned, as record holder of 11,782,985.949 shares representing the AZL Columbia Small Cap Value Fund (the “Fund”), an outstanding series of the Allianz Variable Insurance Products Trust (the “VIP Trust”), hereby vote the votes entitled to be cast by such shares (one vote for each dollar of each share’s net asset value) for the Proposal for the AZL Fund as follows:

The manner in which the votes were cast at the Special Meeting for the Fund with respect to the Proposal was as follows:

—

To approve an Agreement and Plan of Reorganization (the “Plan”) among the AZL Columbia Small Cap Value Fund, which is a series of the VIP Trust, and the AZL Federated Clover Small Value Fund (the “Acquiring Fund”), which is another series of the VIP Trust;

Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the corresponding Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Fund in complete liquidation of the Fund, and the assumption of the Fund’s liabilities.

FUND		FOR	AGAINST	ABSTAIN
AZL Columbia Small Cap Value Fund	Votes(1)	10,290,262.534	384,534.645	1,108,188.770
	% of votes entitled to be cast	87.332%	3.263%	9.405%
	Shares(2)	1,131,558.807	41,927.179	121,646.998
	% of shares outstanding	9.603%	0.356%	1.032%
AZL Columbia Small Cap Value Fund (NAV)(8/23/2013 -$13.35)	Votes(1)	137,375,004.829	5,133,537.511	14,794,320.080
	% of votes entitled to be cast	87.332%	3.263%	9.405%
	Shares(2)	15,063,310.073	559,727.840	1,623,987.423
	% of shares outstanding	9.603%	0.356%	1.032%

(1)	Echo Voting

(2)	Non-Echo Voting

16

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $1,287,134.

17

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

18

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

19

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

20

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

22

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

23

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Franklin Templeton

Founding Strategy Plus Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Templeton Founding Strategy Plus Fund. Franklin Mutual Advisers, LLC serves as Subadviser to the Mutual Shares Strategy, Templeton Global Advisors Limited serves as Subadviser to the Templeton Growth Strategy, and Franklin Advisers Inc. serves as Subadviser to the Franklin Income Strategy and the Templeton Global Bond Strategy.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Franklin Templeton Founding Strategy Plus Fund returned 18.12%. That compared to a 17.73% total return for its benchmark, the Balanced Composite Index, which is comprised of a 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

The Fund invests in a combination of subportfolios, or strategies, each of which is managed by a Franklin Templeton asset manager. Two of the strategies invest primarily in U.S. and foreign equity securities, one portfolio invests in U.S. stocks and bonds, and the fourth portfolio invests in foreign fixed-income securities. The Fund generally makes equal allocations–approximately 25%–to each of the following four strategies:

•	Mutual Shares Strategy

•	Templeton Growth Strategy

•	Franklin Income Strategy

•	Templeton Global Bond Strategy

Financial markets and the global economy progressed in 2013 due to the stabilization of key financial institutions and declining equity correlations, which allowed investors to refocus on fundamentals. In the United States, economic growth and employment trends exceeded expectations throughout the period. The Federal Reserve Bank announced late in the year that it would reduce its bond-purchasing program. Abroad, the Eurozone emerged from recession during the second half of the year, and Japan set an inflation target and established new monetary policies aimed at achieving that goal. Though emerging market equities and regional currencies depreciated during the period, they rallied at the year’s end.

The Fund benefited in absolute terms from its component funds’ holdings in the financials, industrials, and consumer discretionary sectors, although select positions in telecommunications did detract from the Fund’s absolute return.*

Strong stock selection, specifically in the industrials and information technology sectors, helped boost the Fund’s performance relative to its balance composite benchmark. An underweighting and stock selection in the materials sector, improved the relative return. European, U.S., and Japanese stock shares contributed positively as well. The Franklin Mutual Shares Strategy Fund’s investments in a mobile telephone operating company, a global software firm, and a managed healthcare company also aided the Fund’s relative performance.*

The Fund’s relative performance was hindered by the Templeton Growth Strategy Fund’s stock selection in the telecommunication services sector, and an overweight position in the energy sector.*

Additionally, an overweighting in Asia, with the exception of Japan, was detrimental to the Fund’s relative return. The Franklin Mutual Shares Strategy Fund’s holdings in an integrated energy company, a metal and mining group, and a heavy equipment manufacturer also detracted from the Fund’s relative performance.

During the period, some of the Fund’s underlying funds employed currency positions, to a varying effect. For instance, the Franklin Mutual Shares Strategy Fund held currency forwards with the goal of hedging the currency risk of the Fund’s non-U.S. dollar investments. The hedges had a small negative effect on the Fund’s performance. In addition, the Templeton Global Bond Strategy Fund’s currency positioning in Asia, and especially its net negative exposure to the Japanese yen, contributed to the Fund’s performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation, with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

			Since
	1	3	Inception
	Year	Year	(10/23/09)
AZL® Franklin Templeton Founding Strategy Plus Fund	18.12%	10.00%	10.16%
Balanced Composite Index	17.73%	11.24%	11.54%
S&P 500 Index	32.39%	16.18%	16.14%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	3.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Franklin Templeton Founding Strategy Plus Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Franklin Templeton Founding Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,115.30	$5.60	1.05%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Common Stock	59.4%
Foreign Bond	15.7
Corporate Bond	7.6
Money Market	6.5
U.S. Government Agency Mortgages	4.2
Yankee Dollar	3.1
Securities Held as Collateral for Securities on Loan	1.9
U.S. Treasury Obligation	1.2
Floating Rate Loan	0.8
Other Investments	0.8

Total Investment Securities	101.2
Net other assets (liabilities)	(1.2)

Net Assets	100.0%

Investments	Percent of net assets
United States	54.9%
United Kingdom	8.2
Republic of Korea (South)	4.9
France	3.2
Netherlands	3.2
Switzerland	2.5
Poland	2.2
Malaysia	2.1
Germany	1.9
All other countries	18.5

Total Investment Securities	101.6
Net other assets (liabilities)	(1.6)

Net Assets	100.0%

3

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (59.4%):
Aerospace & Defense (0.6%):
87,790	BAE Systems plc	$634,364
21,880	Huntington Ingalls Industries, Inc.	1,969,419
7,200	Lockheed Martin Corp.	1,070,352
6,370	Raytheon Co.	577,759

		4,251,894

Air Freight & Logistics (0.5%):
9,890	FedEx Corp.	1,421,885
188,765	TNT Express NV	1,755,632
7,110	United Parcel Service, Inc., Class B	747,119

		3,924,636

Airlines (1.0%):
129,500	Deutsche Lufthansa AG, Registered Shares*	2,747,735
487,640	International Consolidated Airlines Group SA*	3,243,648

		5,991,383

Auto Components (0.4%):
25,441	Compagnie Generale des Establissements Michelin SCA, Class B	2,714,709

Automobiles (1.0%):
34,130	Ford Motor Co.	526,626
60,162	General Motors Co.	2,458,821
176,000	Mazda Motor Corp.*	912,707
232,100	Nissan Motor Co., Ltd.	1,954,280
23,400	Toyota Motor Corp.	1,424,218

		7,276,652

Beverages (0.8%):
28,090	Coca-Cola Co. (The)	1,160,398
29,516	Coca-Cola Enterprises, Inc.	1,302,541
20,470	Dr Pepper Snapple Group, Inc.	997,298
14,350	PepsiCo, Inc.	1,190,189
4,803	Pernod Ricard SA	548,359

		5,198,785

Biotechnology (0.4%):
22,270	Amgen, Inc.	2,542,343

Capital Markets (1.0%):
78,450	China Cinda Asset Management Co., Ltd., Class H*	48,968
82,988	Credit Suisse Group AG, Registered Shares	2,548,600
106,233	Morgan Stanley	3,331,467
38,310	UBS AG, Registered Shares	730,022

		6,659,057

Chemicals (1.3%):
12,000	Agrium, Inc.	1,097,760
32,908	Akzo Nobel NV	2,553,075
62,170	Dow Chemical Co. (The)	2,760,348
17,620	E.I. du Pont de Nemours & Co.	1,144,771
15,000	LyondellBasell Industries NV, Class A	1,204,200
13,950	Mosaic Co. (The)	659,417
7,560	Potash Corp. of Saskatchewan, Inc.	249,178

		9,668,749

Shares		Fair Value
Common Stocks, continued
Commercial Banks (4.5%):
46,750	Barclays plc	$211,494
32,810	BNP Paribas SA	2,568,909
23,852	CIT Group, Inc.	1,243,405
9,886	Columbia Banking System, Inc.	271,964
71,610	Commerzbank AG*	1,153,979
5,306	Commonwealth Bank of Australia	369,625
164,930	Credit Agricole SA*	2,119,769
97,000	DBS Group Holdings, Ltd.	1,318,780
148,152	HSBC Holdings plc	1,614,458
38,540	HSBC Holdings plc	422,642
8,000	ICICI Bank, Ltd., ADR	297,360
711,196	Intesa Sanpaolo SpA	1,765,379
80,977	KB Financial Group, Inc.*	3,260,295
41,482	PNC Financial Services Group, Inc.	3,218,174
14,452	Societe Generale	843,894
89,023	SunTrust Banks, Inc.	3,276,937
2,000	Toronto-Dominion Bank (The)	188,513
338,229	UniCredit SpA	2,518,357
110,021	Wells Fargo & Co.	4,994,952

		31,658,886

Commercial Services & Supplies (0.3%):
230	CEVA Group plc*(a)	218,168
20,350	Republic Services, Inc.	675,620
48,600	Serco Group plc	401,581
16,210	Waste Management, Inc.	727,343

		2,022,712

Communications Equipment (1.2%):
174,630	Brocade Communications Systems, Inc.*	1,548,968
234,529	Cisco Systems, Inc.	5,265,176
127,750	Telefonaktiebolaget LM Ericsson, B Shares	1,564,860

		8,379,004

Computers & Peripherals (1.4%):
10,739	Apple, Inc.	6,025,760
131,044	Hewlett-Packard Co.	3,666,611

		9,692,371

Construction & Engineering (0.1%):
16,150	Carillion plc	88,625
14,770	FLSmidth & Co. A/S^	809,919

		898,544

Construction Materials (0.3%):
96,711	CRH plc	2,453,303

Containers & Packaging (0.2%):
39,611	MeadWestvaco Corp.	1,462,834

Diversified Banks (0.1%):
9,100	Royal Bank of Canada	611,836

Diversified Financial Services (2.6%):
100,000	Bank of America Corp.	1,557,000
1,251	Bond Street Holdings LLC, Class A*(b)	17,514
91,220	Citigroup, Inc.	4,753,474

Continued

4

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services , continued
12,380	Deutsche Boerse AG	$1,027,942
303,048	ING Groep NV*	4,237,386
116,880	JPMorgan Chase & Co.	6,835,143

		18,428,459

Diversified Telecommunication Services (1.0%):
35,820	AT&T, Inc.	1,259,431
23,993	China Telecom Corp., Ltd., ADR	1,213,326
35,720	France Telecom SA	443,941
480,520	Singapore Telecommunications, Ltd.	1,396,540
151,897	Telefonica SA	2,479,463
84,310	Telstra Corp., Ltd.	395,215
41,092	Vivendi	1,086,967

		8,274,883

Electric Utilities (1.6%):
15,000	American Electric Power Co., Inc.	701,100
30,897	Duke Energy Corp.	2,132,203
23,342	Entergy Corp.	1,476,848
62,019	Exelon Corp.	1,698,700
24,000	FirstEnergy Corp.	791,520
16,670	NextEra Energy, Inc.	1,427,285
13,620	Pepco Holdings, Inc.	260,551
22,920	PPL Corp.	689,663
48,220	Southern Co. (The)	1,982,324

		11,160,194

Electrical Equipment (0.2%):
47,390	Alstom SA	1,731,259
101,615	Dongfang Electric Corp., Ltd., H Shares	178,405
1,159	Osram Licht AG*	65,500

		1,975,164

Electronic Equipment, Instruments & Components (0.2%):
49,730	Flextronics International, Ltd.*	386,402
14,882	TE Connectivity, Ltd.	820,147

		1,206,549

Energy Equipment & Services (2.1%):
99,901	Baker Hughes, Inc.	5,520,529
12,396	Ensco plc, Class A, ADR	708,803
20,846	Fugro NV	1,246,885
50,904	Halliburton Co.	2,583,378
35,370	Noble Corp. plc	1,325,314
12,590	Schlumberger, Ltd.	1,134,485
52,434	Transocean, Ltd.	2,591,288
6,000	Weatherford International, Ltd.*	92,940

		15,203,622

Food & Staples Retailing (2.3%):
70,145	CVS Caremark Corp.	5,020,278
64,800	Kroger Co. (The)	2,561,544
13,330	Metro AG	645,579
23,540	Safeway, Inc.	766,698
766,630	Tesco plc	4,245,166

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
53,398	Walgreen Co.	$3,067,181

		16,306,446

Gas Utilities (0.0%):
2,870	AGL Resources, Inc.	135,550

Health Care Equipment & Supplies (1.2%):
33,025	Getinge AB, B Shares	1,133,094
105,284	Medtronic, Inc.	6,042,248
10,362	Stryker Corp.	778,601

		7,953,943

Health Care Providers & Services (0.7%):
40,176	CIGNA Corp.	3,514,597
1,420	UnitedHealth Group, Inc.	106,926
14,201	WellPoint, Inc.	1,312,030

		4,933,553

Hotels, Restaurants & Leisure (0.0%):
2,680	McDonald’s Corp.	260,040

Independent Power Producers & Energy Traders (0.3%):
15,370	Dynegy, Inc.*^	330,762
51,758	NRG Energy, Inc.	1,486,490

		1,817,252

Industrial Conglomerates (0.9%):
89,340	General Electric Co.	2,504,200
50,410	Koninklijke Philips Electronics NV	1,858,123
12,570	Siemens AG, Registered Shares	1,717,353

		6,079,676

Insurance (3.3%):
28,637	ACE, Ltd.	2,964,790
137,722	AEGON NV	1,300,116
4,353	Alleghany Corp.*	1,741,026
108,636	American International Group, Inc.	5,545,867
252,117	Aviva plc	1,878,219
75,793	AXA SA	2,113,943
48,567	MetLife, Inc.	2,618,733
7,290	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	1,606,550
21,130	Swiss Re AG	1,953,685
980	White Mountains Insurance Group, Ltd.	591,018
3,951	Zurich Insurance Group AG	1,149,262

		23,463,209

Life Sciences Tools & Services (0.0%):
3,360	Lonza Group AG, Registered Shares	319,928

Machinery (0.9%):
17,240	Caterpillar, Inc.	1,565,565
110,004	CNH Industrial NV*	1,256,203
8,060	Deere & Co.	736,120
3,788	Federal Signal Corp.*	55,494
39,476	Navistar International Corp.*^	1,507,588
10,541	Stanley Black & Decker, Inc.	850,553

		5,971,523

Continued

5

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Marine (0.4%):
227	A.P. Moller – Maersk A/S, Class B	$2,476,018

Media (2.9%):
12,561	British Sky Broadcasting Group plc	175,678
31,812	CBS Corp., Class B	2,027,697
46,672	Comcast Corp., Special Class A	2,327,999
73,410	News Corp., Class A*	1,322,848
56,390	Reed Elsevier NV	1,198,051
193,180	Reed Elsevier plc	2,879,008
27,491	Time Warner Cable, Inc.	3,725,032
2,462	Tribune Co., B Shares*	190,559
5,213	Tribune Co.*(a)(c)	—
4,015	Tribune Co.*^	310,761
50,710	Twenty-First Century Fox, Inc.	1,783,978
105,244	Twenty-First Century Fox, Inc., Class B	3,641,442
11,320	Viacom, Inc., Class B	988,689
7,300	Walt Disney Co. (The)	557,720

		21,129,462

Metals & Mining (2.2%):
46,430	Anglo American plc	1,020,214
11,046	AngloGold Ashanti, Ltd., ADR	129,459
27,100	Barrick Gold Corp.	477,773
65,240	BHP Billiton plc	2,022,516
116,315	Freeport-McMoRan Copper & Gold, Inc.	4,389,728
33,460	Goldcorp, Inc.	725,078
26,402	Mining and Metallurgical Co. Norilsk Nickel, ADR	441,177
38,760	Newmont Mining Corp.	892,643
7,451	POSCO	2,312,592
49,478	Rio Tinto plc, Registered Shares, ADR^	2,792,044
51,106	ThyssenKrupp AG*	1,246,768

		16,449,992

Multiline Retail (0.5%):
25,070	Kohl’s Corp.	1,422,723
147,710	Marks & Spencer Group plc	1,061,605
24,240	Target Corp.	1,533,664

		4,017,992

Multi-Utilities (0.8%):
17,270	Dominion Resources, Inc.	1,117,196
36,671	GDF Suez	865,289
38,710	PG&E Corp.	1,559,239
22,060	Public Service Enterprise Group, Inc.	706,802
11,070	Sempra Energy	993,643
3,650	TECO Energy, Inc.^	62,926
27,390	Xcel Energy, Inc.	765,277

		6,070,372

Office Electronics (0.6%):
146,100	Konica Minolta Holdings, Inc.	1,464,860
212,973	Xerox Corp.	2,591,881

		4,056,741

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (6.8%):
4,470	Anadarko Petroleum Corp.	$354,560
34,310	Apache Corp.	2,948,602
73,139	BG Group plc	1,575,937
55,000	BP plc, ADR	2,673,550
341,941	BP plc	2,769,585
39,300	Canadian Oil Sands, Ltd.	739,303
15,000	Chesapeake Energy Corp.	407,100
16,180	Chevron Corp.	2,021,044
272,500	China Shenhua Energy Co., Ltd., H Shares	864,745
45,190	CONSOL Energy, Inc.	1,719,028
90,836	Eni SpA	2,196,206
23,580	Exxon Mobil Corp.	2,386,296
125,480	Galp Energia SGPS SA, B Shares	2,060,057
6,842	LUKOIL, ADR	431,867
83,336	Marathon Oil Corp.	2,941,761
18,910	Murphy Oil Corp.	1,226,881
125,624	Petroleo Brasileiro SA, ADR	1,845,417
48,457	Petroleo Brasileiro SA, ADR	667,737
75,966	Royal Dutch Shell plc*#	—
48,068	Royal Dutch Shell plc, B Shares	1,808,662
430	Royal Dutch Shell plc, A Shares	15,441
56,209	Royal Dutch Shell plc, ADR	4,006,016
82,109	Royal Dutch Shell plc, A Shares	2,926,424
22,490	Spectra Energy Corp.	801,094
218,854	Talisman Energy, Inc.	2,544,814
82,329	Talisman Energy, Inc.	959,133
23,740	Total SA, ADR	1,454,550
46,090	Total SA	2,825,054
23,280	Williams Cos., Inc. (The)	897,910
11,538	WPX Energy, Inc.*	235,144

		48,303,918

Paper & Forest Products (0.4%):
6,054	Domtar Corp.	571,134
51,352	International Paper Co.	2,517,789

		3,088,923

Personal Products (0.2%):
69,815	Avon Products, Inc.	1,202,214

Pharmaceuticals (5.2%):
51,503	Eli Lilly & Co.	2,626,653
36,540	Forest Laboratories, Inc.*	2,193,496
99,140	GlaxoSmithKline plc	2,643,846
19,547	Hospira, Inc.*	806,900
15,000	Johnson & Johnson Co.	1,373,850
204,864	Merck & Co., Inc.	10,253,444
9,620	Merck KGaA	1,733,103
130,280	Pfizer, Inc.	3,990,477
17,200	Roche Holding AG	4,822,803
18,800	Sanofi-Aventis SA	2,001,027
15,000	Sanofi-Aventis SA, ADR	804,450
103,002	Teva Pharmaceutical Industries, Ltd., ADR	4,128,320

		37,378,369

Continued

6

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Professional Services (0.2%):
22,565	Randstad Holding NV	$1,465,042

Real Estate Investment Trusts (REITs) (0.1%):
2,556	Alexander’s, Inc.	843,480
28,600	Westfield Retail Trust	75,852

		919,332

Real Estate Management & Development (0.1%):
21,128	Brookfield Properties Corp.	406,714
13,131	Canary Wharf Group plc*(a)	67,853
3,700	Forestar Group, Inc.*	78,699

		553,266

Semiconductors & Semiconductor Equipment (1.2%):
71,480	Intel Corp.	1,855,620
24,150	Maxim Integrated Products, Inc.	674,027
3,528	Samsung Electronics Co., Ltd.	4,611,734
205,000	Taiwan Semiconductor Manufacturing Co., Ltd.	722,410
19,910	Texas Instruments, Inc.	874,248

		8,738,039

Software (2.1%):
274,732	Microsoft Corp.	10,283,219
4,190	Nintendo Co., Ltd.	560,382
19,930	Oracle Corp.	762,522
12,060	SAP AG	1,033,944
104,136	Symantec Corp.	2,455,527

		15,095,594

Specialty Retail (0.3%):
384,971	Kingfisher plc	2,460,710

Tobacco (1.4%):
47,098	Altria Group, Inc.	1,808,092
55,407	British American Tobacco plc	2,972,381
43,808	Imperial Tobacco Group plc	1,699,904
39,910	Lorillard, Inc.	2,022,639
11,117	Philip Morris International, Inc.	968,624

		9,471,640

Trading Companies & Distributors (0.0%):
133,000	Noble Group, Ltd.	113,278

Wireless Telecommunication Services (1.6%):
46,000	China Mobile, Ltd.	478,856
54,348	Sprint Corp.*^	584,241
83,707	Turkcell Iletisim Hizmetleri AS, ADR*	1,117,488
2,043,570	Vodafone Group plc	8,032,274

		10,212,859

Total Common Stocks (Cost $340,337,414)		422,101,450

Preferred Stocks (0.0%):
Commercial Banks (0.0%):
6,800	GMAC Capital Trust I, Series 2, Preferred Shares	181,832

Shares		Fair Value
Preferred Stocks, continued
Metals & Mining (0.0%):
10,480	Vale SA, Preferred Shares, ADR	$146,825

Total Preferred Stocks (Cost $458,947)		328,657

Convertible Preferred Stocks (0.3%):
Commercial Banks (0.1%):
116	Wells Fargo & Co., Series L, Class A, 0.03%	128,760
300	Wells Fargo & Co., Series L, Class A, 0.03%	333,000

		461,760

Commercial Services & Supplies (0.0%):
6	CEVA Group plc, Series A-1(a)	7,800
49	CEVA Group plc, Series A-2(a)	46,123

		53,923

Diversified Financial Services (0.1%):
800	Bank of America Corp., Series L, 7.25%	848,799

Insurance (0.0%):
4,200	MetLife, Inc., 0.63%	132,468

Multi-Utilities (0.0%):
2,500	Dominion Resources, Inc., Series B, 6.00%	135,525
2,500	Dominion Resources, Inc., Series A, 6.13%	135,300

		270,825

Oil, Gas & Consumable Fuels (0.1%):
100	Chesapeake Energy Corp., Series A, 5.75%(b)	115,875
3,500	SandRidge Energy, Inc., 0.28%	346,938

		462,813

Real Estate Investment Trusts (REITs) (0.0%):
2,500	FelCor Lodging Trust, Inc., Series A, 32.16%	60,625

Total Convertible Preferred Stocks (Cost $1,993,947)		2,291,213

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds (0.5%):
Automobiles (0.4%):
$1,500,000	Volkswagen International Finance NV, 5.50%, 11/9/15(b)	2,559,466

Construction Materials (0.1%):
455,000	Cemex SAB de C.V., 3.25%, 3/15/16	599,463
300,000	Cemex SAB de C.V., 3.75%, 3/15/18	406,875

		1,006,338

Total Convertible Bonds (Cost $2,676,531)		3,565,804

Floating Rate Loans (0.8%):
Diversified Financial Services (0.2%):
3,860,813	Lehman Brothers Holdings, Inc. , 12/31/49(d)(e)	1,708,410

Electric Utilities (0.0%):
149,307	Texas Competitive Electric Holdings Co. LLC, 4.67%, 10/10/17(d)	103,116

Continued

7

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Energy (0.0%):
$27,680	NGPL PipeCo LLC, 6.75%, 9/15/17(d)	$25,737

Hotels, Restaurants & Leisure (0.1%):
95,000	Caesars Entertainment Operating Co., Inc., 4.49%, 1/28/18(d)	89,670
454,000	Caesars Entertainment Operating Co., Inc., 5.49%, 1/28/18(d)	432,907

		522,577

Machinery (0.1%):
483,718	Navistar International Corp., 5.75%, 8/17/17(d)	490,219

Media (0.3%):
469,349	Cengage Learning Acquisitions, Inc., 4.75%, 7/3/14(d)(e)	364,332
10,468	Clear Channel Communications, Inc., Tranche C, 3.82%, 1/19/16(d)	10,007
135,447	Clear Channel Communications, Inc., Delayed Draw Term, 3.82%, 1/29/16(d)	131,026
430,631	Clear Channel Communications, Inc., 6.92%, 1/30/19(d)	410,714
1,000,000	Cumulus Media Holdings, Inc., 2nd Lien Term Loan, 7.50%, 9/16/18(d)	1,018,999

		1,935,078

Oil, Gas & Consumable Fuels (0.1%):
1,000,000	Fieldwood Energy LLC , 9/30/20(d)	1,020,000

Total Floating Rate Loans (Cost $5,711,814)		5,805,137

Corporate Bonds (7.6%):
Airlines (0.1%):
585,000	American Airlines, Inc., 7.50%, 3/15/16, Callable 2/18/14 @ 105.62(b)	606,938

Auto Components (0.3%):
100,000	Goodyear Tire & Rubber Co., 8.25%, 8/15/20, Callable 8/15/15 @ 104.13^	111,750
1,600,000	Goodyear Tire & Rubber Co., 6.50%, 3/1/21, Callable 3/1/16 @ 104.88	1,696,000

		1,807,750

Automobiles (0.1%):
200,000	Chrysler GP / Chrysler CG Co. Issuer, 8.00%, 6/15/19, Callable 6/15/15 @ 104	221,000
400,000	Chrysler GP / Chrysler CG Co. Issuer, 8.25%, 6/15/21, Callable 6/15/15 @ 104.13	455,000

		676,000

Beverages (0.0%):
250,000	Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19, Callable 8/15/15 @ 107.13^(b)	241,250

Capital Markets (0.1%):
500,000	E*TRADE Financial Corp., 6.00%, 11/15/17, Callable 11/15/14 @ 103	531,250

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Commercial Banks (0.1%):
$250,000	JPMorgan Chase & Co., Series 1, 7.90%, 4/29/49, Callable 4/30/18 @ 100(d)	$275,625
20,000	Wells Fargo & Co., 7.00%(b)	562,840

		838,465

Commercial Services & Supplies (0.1%):
475,000	CEVA Group plc, 4.00%, 5/1/18, Callable 2/17/14 @ 102(b)	415,625

Diversified Consumer Services (0.1%):
500,000	Laureate Education, Inc., 9.25%, 9/1/19, Callable 9/1/15 @ 106.94(b)	543,750

Diversified Financial Services (0.2%):
75,000	Citigroup, Inc., Series 0000, 6.00%, 10/10/14(b)	1,119,000

Diversified Telecommunication (0.3%):
200,000	CenturyLink, Inc., Series W, 6.75%, 12/1/23	202,500
1,700,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,825,276

		2,027,776

Electronic Equipment, Instruments & Components (0.1%):
500,000	Sanmina-SCI Corp., 7.00%, 5/15/19, Callable 5/15/14 @ 105.25(b)	531,875

Energy (0.1%):
315,000	NGPL PipeCo LLC, 7.12%, 12/15/17^(b)	285,075
469,000	NGPL PipeCo LLC, 9.63%, 6/1/19, Callable 6/1/15 @ 107.22^(b)	458,448

		743,523

Food & Staples Retailing (0.1%):
300,000	JBS USA LLC / JBS USA Finance Corp., 8.25%, 2/1/20, Callable 2/1/15 @ 106.19(b)	325,499
161,000	JBS USA LLC / JBS USA Finance Corp., 7.25%, 6/1/21, Callable 6/1/15 @ 105.44(b)	167,843
135,000	SuperValu, Inc., 8.00%, 5/1/16^	149,344
200,000	US Foods, Inc., 8.50%, 6/30/19, Callable 6/30/14 @ 106.38	219,000

		861,686

Health Care Providers & Services (0.4%):
299,000	HCA, Inc., 6.50%, 2/15/16	327,031
800,000	HCA, Inc., 7.50%, 2/15/22	878,000
400,000	Tenet Healthcare Corp., 9.25%, 2/1/15	431,000
1,400,000	Tenet Healthcare Corp., 8.13%, 4/1/22	1,508,500

		3,144,531

Hotels, Restaurants & Leisure (0.3%):
500,000	Caesars Entertainment Corp., 9.00%, 2/15/20, Callable 2/15/16 @ 104.5	486,250
324,000	ClubCorp Club Operations, Inc., 10.00%, 12/1/18, Callable 12/1/14 @ 105	358,830
500,000	Landry’s, Inc., 9.38%, 5/1/20, Callable 5/1/15 @ 107.03(b)	545,000

Continued

8

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$500,000	MGM Resorts International, 10.00%, 11/1/16	$600,000
200,000	MGM Resorts International, 6.75%, 10/1/20	214,000

		2,204,080

Household Products (0.2%):
300,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 7.88%, 8/15/19, Callable 8/15/15 @ 103.94	331,500
200,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 9.88%, 8/15/19, Callable 8/15/15 @ 104.94	222,500
500,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 10/15/15 @ 104.31	510,000
600,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 8.25%, 2/15/21, Callable 2/15/16 @ 104.13	640,500

		1,704,500

Independent Power Producers & Energy Traders (0.4%):
160,000	Calpine Corp., 7.88%, 7/31/20, Callable 7/31/15 @ 103.94(b)	175,200
200,000	Calpine Corp., 7.50%, 2/15/21, Callable 11/1/15 @ 103.75(b)	218,250
400,000	Calpine Corp., 7.88%, 1/15/23, Callable 1/15/17 @ 103.94(b)	437,000
410,000	Dynegy Holdings, Inc., 7.50%, 6/1/15(a)(c)(e)	—
50,000	Dynegy Holdings, Inc., 8.38%, 5/1/16(a)(c)(e)	—
170,000	Dynegy Holdings, Inc., 7.75%, 6/1/19(a)(c)(e)	—
115,000	RRI Energy, Inc., 7.88%, 6/15/17	126,500
195,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.25%, 11/1/15, Callable 2/18/14 @ 100	12,188
2,581,000	Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20, Callable 4/1/16 @ 105.75(b)	1,897,035

		2,866,173

IT Services (0.0%):
200,000	SRA International, Inc., 11.00%, 10/1/19, Callable 10/1/15 @ 105.5	208,000

Machinery (0.1%):
245,000	Aviation Capital Group Corp., 6.75%, 4/6/21(b)	266,421
400,000	Navistar International Corp., 8.25%, 11/1/21, Callable 11/1/14 @ 104.13^	414,000

		680,421

Media (1.2%):
325,000	Cablevision Systems Corp., 8.63%, 9/15/17	378,625
100,000	Cablevision Systems Corp., 7.75%, 4/15/18	111,625
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%, 1/15/19, Callable 1/15/14 @ 105.25	1,053,750

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$500,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21, Callable 4/30/15 @ 104.88	$513,750
1,548,000	Clear Channel Communications, Inc., 9.00%, 12/15/19, Callable 7/15/15 @ 104.5	1,578,960
1,000,000	Clear Channel Communications, Inc., 9.00%, 3/1/21, Callable 3/1/16 @ 104.5	1,015,500
700,000	CSC Holdings LLC, 6.75%, 11/15/21	754,250
175,000	Cumulus Media Holdings, Inc., 7.75%, 5/1/19, Callable 5/1/15 @ 103.88	184,625
1,000,000	Dish DBS Corp., 5.88%, 7/15/22	1,000,000
500,000	Dish DBS Corp., 5.00%, 3/15/23	466,250
1,000,000	Univision Communications, Inc., 5.13%, 5/15/23, Callable 5/15/18 @ 102.56(b)	998,750
200,000	Visant Corp., 10.00%, 10/1/17, Callable 2/18/14 @ 107.5	194,000

		8,250,085

Metals & Mining (0.1%):
500,000	Dynacast International LLC / Dynacast Finance, Inc., 9.25%, 7/15/19, Callable 7/15/15 @ 104.63	551,250
500,000	Molycorp, Inc., 10.00%, 6/1/20, Callable 6/1/16 @ 105	496,250

		1,047,500

Multiline Retail (0.1%):
711,794	J.C. Penney Co., Inc., 6.00%, 5/22/18(d)	695,423

Office Electronics (0.0%):
32,000	CDW LLC / CDW Finance Corp., 12.54%, 10/12/17, Callable 2/18/14 @ 104.18	33,440

Oil & Gas Exploration & Production (0.0%):
300,000	SandRidge Energy, Inc., 7.50%, 3/15/21, Callable 3/15/16 @ 103.75	314,250

Oil, Gas & Consumable Fuels (1.6%):
196,000	Antero Resources Finance Corp., 7.25%, 8/1/19, Callable 8/1/14 @ 105.44	210,700
200,000	Antero Resources Finance Corp., 5.38%, 11/1/21, Callable 11/1/16 @ 104.03(b)	202,000
250,000	Arch Coal, Inc., 7.00%, 6/15/19, Callable 6/15/15 @ 103.5^	198,750
750,000	Arch Coal, Inc., 7.25%, 6/15/21, Callable 6/15/16 @ 103.63	573,750
500,000	Bill Barrett Corp., 7.00%, 10/15/22, Callable 10/15/17 @ 103.5	518,750
345,000	Chesapeake Energy Corp., 6.50%, 8/15/17	388,988
200,000	Chesapeake Energy Corp., 7.25%, 12/15/18	231,000
1,700,000	Chesapeake Energy Corp., 5.75%, 3/15/23^	1,750,999
500,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17, Callable 12/15/14 @ 104.63	556,250
500,000	EP Energy/EP Finance, Inc., 9.38%, 5/1/20, Callable 5/1/16 @ 104.69	576,875
400,000	EXCO Resources, Inc., 7.50%, 9/15/18, Callable 9/15/14 @ 103.75	380,000

Continued

9

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$500,000	Halcon Resources Corp., 9.75%, 7/15/20, Callable 7/15/16 @ 104.88	$521,250
400,000	Halcon Resources Corp., 8.88%, 5/15/21, Callable 11/15/16 @ 104.44	404,000
1,300,000	Kinder Morgan, Inc., 5.63%, 11/15/23, Callable 8/15/23 @ 100(b)	1,258,707
100,000	Linn Energy LLC / Linn Energy Finance Corp., 8.63%, 4/15/20, Callable 4/15/15 @ 104.31	108,000
325,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.75%, 10/1/20, Callable 10/1/16 @ 105.38	353,438
200,000	Peabody Energy Corp., 6.25%, 11/15/21	202,000
900,000	Samson Investment Co., 9.75%, 2/15/20, Callable 2/15/16 @ 104.88(b)	981,000
900,000	Sanchez Energy Corp., 7.75%, 6/15/21, Callable 6/15/17 @ 103.88(b)	920,250
500,000	SandRidge Energy, Inc., 8.75%, 1/15/20, Callable 1/15/15 @ 104.38	538,750
400,000	W&T Offshore, Inc., 8.50%, 6/15/19, Callable 6/15/15 @ 104.25	423,000

		11,298,457

Pharmaceuticals (0.0%):
100,000	Grifols, Inc., 8.25%, 2/1/18, Callable 2/1/14 @ 106.19	106,625

Professional Services (0.0%):
100,000	United Rentals (North America), Inc., 8.38%, 9/15/20, Callable 9/15/15 @ 104.19^	111,500

Semiconductors & Semiconductor Equipment (0.2%):
510,000	Freescale Semiconductor, Inc., 8.05%, 2/1/20, Callable 6/1/15 @ 104.03^	548,250
480,000	Freescale Semiconductor, Inc., 10.75%, 8/1/20, Callable 8/1/15 @ 105.38	544,800

		1,093,050

Software (0.4%):
389,000	First Data Corp., 11.25%, 3/31/16, Callable 3/31/16 @ 100^	389,973
600,000	First Data Corp., 12.63%, 1/15/21, Callable 1/15/16 @ 112.63	704,250
1,389,000	First Data Corp., 8.25%, 1/15/21, Callable 1/15/16 @ 104.13^(b)	1,477,548
141,000	First Data Corp., PIK, 8.75%, 1/15/22, Callable 1/15/16 @ 104.38(b)	150,518
200,000	Infor (US), Inc., 9.38%, 4/1/19, Callable 4/1/15 @ 107.03	225,000

		2,947,289

Specialty Retail (0.1%):
400,000	Academy, Ltd., 9.25%, 8/1/19, Callable 8/1/14 @ 106.94(b)	442,000

Thrifts & Mortgage Finance (0.1%):
900,000	Nuveen Investments, Inc., 9.50%, 10/15/20, Callable 10/15/16 @ 104.75(b)	902,250

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Wireless Telecommunication Services (0.7%):
$511,930	Avaya, Inc., 4.74%, 10/26/17(d)	$500,155
125,898	Avaya, Inc., 8.00%, 3/31/18(d)	127,566
339,000	Avaya, Inc., 7.00%, 4/1/19, Callable 4/1/15 @ 103.5(b)	332,220
480,000	Avaya, Inc., 10.50%, 3/1/21, Callable 3/1/17 @ 107.88^(b)	458,400
500,000	Cricket Communications, Inc., 7.75%, 10/15/20, Callable 10/15/15 @ 103.88	570,000
100,000	Frontier Communications Corp., 8.50%, 4/15/20	112,000
700,000	Sprint Nextel Corp., 9.13%, 3/1/17	822,500
500,000	Sprint Nextel Corp., 9.00%, 11/15/18(b)	602,500
500,000	Sprint Nextel Corp., 11.50%, 11/15/21	655,000
900,000	T-Mobile USA, Inc., 6.54%, 4/28/20, Callable 4/28/16 @ 103.27	956,251

		5,136,592

Total Corporate Bonds (Cost $51,130,307)		54,131,054

Foreign Bonds (15.7%):
Chemicals (0.1%):
100,000	Kerling plc, 10.63%, 2/1/17, Callable 2/1/14 @ 105.31+(b)	145,813
450,000	Orion Engineered Carbons Bondco GmbH, 10.00%, 6/15/18, Callable 6/15/14 @ 107.5+(b)	684,013

		829,826

Commercial Banks (0.2%):
250,000	Boparan Finance plc, 9.88%, 4/30/18, Callable 4/30/14 @ 107.41+(b)	453,292
2,990,000	Export-Import Bank of Korea (The), 1.45%, 5/19/14+(b)	465,680

		918,972

Sovereign Bonds (15.4%):
290,000	Bank Negara Monetary Notes, Series 0213, 2.86%, 1/9/14+(f)	88,525
590,000	Bank Negara Monetary Notes, Series 0413, 2.83%, 1/16/14+(f)	180,059
90,000	Bank Negara Monetary Notes, Series 4013, 2.88%, 1/23/14+(f)	27,442
220,000	Bank Negara Monetary Notes, Series 4213, 2.89%, 1/30/14+(f)	67,043
120,000	Bank Negara Monetary Notes, Series 0613, 2.81%, 2/6/14+(f)	36,548
1,725,000	Bank Negara Monetary Notes, Series 0713, 2.81%, 2/18/14+(f)	524,875
1,465,000	Bank Negara Monetary Notes, Series 0813, 2.82%, 2/20/14+(f)	445,692
1,375,000	Bank Negara Monetary Notes, Series 0913, 2.84%, 2/25/14+(f)	418,144
105,000	Bank Negara Monetary Notes, Series 1213, 2.87%, 3/13/14+(f)	31,890

Continued

10

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bond, continued
$200,000	Bank Negara Monetary Notes, Series 1313, 2.85%, 3/20/14+(f)	$60,709
240,000	Bank Negara Monetary Notes, Series 1413, 2.82%, 3/27/14+(f)	72,821
80,000	Bank Negara Monetary Notes, Series 1613, 2.84%, 4/3/14+(f)	24,262
600,000	Bank Negara Monetary Notes, Series 2113, 2.83%, 4/24/14+(f)	181,622
170,000	Bank Negara Monetary Notes, Series 2813, 2.84%, 5/15/14+(f)	51,373
520,000	Bank Negara Monetary Notes, Series 2913, 2.81%, 5/20/14+(f)	157,076
395,000	Bank Negara Monetary Notes, Series 3113, 2.83%, 5/27/14+(f)	119,249
700,000	Bank Negara Monetary Notes, Series 3313, 2.83%, 6/3/14+(f)	211,207
876,000	Bank Negara Monetary Notes, Series 3513, 2.84%, 6/5/14+(f)	264,268
1,270,000	Bank Negara Monetary Notes, Series 3613, 2.83%, 6/10/14+(f)	382,971
170,000	Bank Negara Monetary Notes, Series 6913, 2.90%, 6/12/14+(f)	51,255
810,000	Bank Negara Monetary Notes, Series 3713, 2.87%, 6/17/14+(f)	244,117
1,310,000	Bank Negara Monetary Notes, Series 3813, 2.87%, 6/19/14+(f)	394,742
330,000	Bank Negara Monetary Notes, Series 7413, 2.84%, 7/3/14+(f)	99,325
280,000	Bank Negara Monetary Notes, Series 4313, 2.82%, 7/8/14+(f)	84,241
240,000	Bank Negara Monetary Notes, Series 4413, 2.84%, 7/15/14+(f)	72,165
340,000	Bank Negara Monetary Notes, Series 4613, 2.84%, 7/24/14+(f)	102,157
860,000	Bank Negara Monetary Notes, Series 4813, 2.85%, 8/5/14+(f)	258,144
870,000	Bank Negara Monetary Notes, Series 4913, 2.82%, 8/14/14+(f)	260,957
230,000	Bank Negara Monetary Notes, Series 5113, 2.89%, 8/21/14+(f)	68,950
85,000	Bank Negara Monetary Notes, Series 5113, 2.83%, 8/21/14+(f)	25,482
40,000	Bank Negara Monetary Notes, Series 5513, 2.79%, 9/9/14+(f)	11,973
40,000	Bank Negara Monetary Notes, Series 5713, 2.79%, 9/18/14+(f)	11,964
260,000	Bank Negara Monetary Notes, Series 6013, 2.86%, 10/2/14+(f)	77,682
10,900,000	Bank Negara Monetary Notes, Series 6213, 2.85%, 10/16/14+(f)	3,253,038
215,000	Bank Negara Monetary Notes, Series 6213, 2.86%, 10/16/14+(f)	64,165

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$1,465,000	Bank Negara Monetary Notes, Series 6613, 2.89%, 10/28/14+(f)	$436,802
350,000	Bank Negara Monetary Notes, Series 6713, 2.83%, 11/6/14+(f)	104,281
250,000	Bank Negara Monetary Notes, Series 7013, 2.89%, 11/18/14+(f)	74,425
365,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 5/15/15+(g)	375,350
75,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/16+(g)	77,560
3,200,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.88%, 1/1/17+(g)	1,282,386
230,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/18+(g)	234,464
4,910,000	Brazil Nota do Tesouro Nacional, Series NTNF, 2.06%, 1/1/19+(g)	1,879,072
630,000	Brazil Nota do Tesouro Nacional, Series NTNF, 2.01%, 1/1/21+(g)	232,145
910,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/22+(g)	908,914
1,790,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.88%, 1/1/23+(g)	640,903
140,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 5/15/45+(g)	132,059
1,153,000	Canadian Government, 1.00%, 2/1/14+	1,085,520
251,000	Canadian Government, 2.00%, 3/1/14+	236,714
214,000	Canadian Government, 0.75%, 5/1/14+	201,353
340,000	Canadian Government, 2.25%, 8/1/14+	322,467
678,000	Canadian Government, 1.00%, 11/1/14+	638,415
609,000	Canadian Government, 2.00%, 12/1/14+	578,662
1,672,000	Canadian Government, 1.00%, 2/1/15+	1,574,224
18,000,000	Hungary Government Bond, Series 14/C, 5.50%, 2/12/14+	83,574
52,720,000	Hungary Government Bond, Series 14/D, 6.75%, 8/22/14+	249,534
7,800,000	Hungary Government Bond, Series 15/A, 8.00%, 2/12/15+	38,019
15,720,000	Hungary Government Bond, Series 15/C, 7.75%, 8/24/15+	77,873
12,500,000	Hungary Government Bond, Series 16/C, 5.50%, 2/12/16+	60,092
502,340,000	Hungary Government Bond, Series 16/D, 5.50%, 12/22/16+	2,417,987
486,400,000	Hungary Government Bond, Series 17/B, 6.75%, 2/24/17+	2,418,224
54,160,000	Hungary Government Bond, Series 17/A, 6.75%, 11/24/17+	271,750
12,610,000	Hungary Government Bond, Series 18/A, 5.50%, 12/20/18+	60,394
162,600,000	Hungary Government Bond, Series 19/A, 6.50%, 6/24/19+	811,891
9,040,000	Hungary Government Bond, Series 20/A, 7.50%, 11/12/20+	47,088

Continued

11

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$14,460,000	Hungary Government Bond, Series 22/A, 7.00%, 6/24/22+	$73,079
124,950,000	Hungary Government Bond, Series 23/A, 6.00%, 11/24/23+	593,163
5,330,000	Hungary Treasury Bill, Series 1Y, 5.16%, 1/8/14+(f)	24,653
4,770,000	Hungary Treasury Bill, 4.07%, 6/25/14+(f)	21,791
47,000,000	Indonesia Government, Series FR31, 11.00%, 11/15/20+	4,383
5,300,000,000	Indonesia Government, Series FR34, 12.80%, 6/15/21+	542,640
120,000,000	Indonesia Government, Series FR53, 8.25%, 7/15/21+	9,748
3,200,000,000	Indonesia Government, Series FR44, 10.00%, 9/15/24+	285,000
3,300,000,000	Indonesia Government, Series FR47, 10.00%, 2/15/28+	291,735
934,700	Ireland Treasury Bill, 5.50%, 10/18/17+	1,461,306
246,000	Irish Government, 4.50%, 10/18/18+	375,175
597,000	Irish Government, 4.40%, 6/18/19+	901,196
1,175,000	Irish Government, 5.90%, 10/18/19+	1,896,861
552,000	Irish Government, 4.50%, 4/18/20+	830,301
1,821,000	Irish Government, 5.00%, 10/18/20+	2,815,617
958,580	Irish Government, 5.40%, 3/13/25+	1,499,644
9,070,000	Kommuninvest I Sverige AB, Series 1405, 2.25%, 5/5/14+	1,417,402
211,700,000	Korea Monetary Stab Bond, Series 1402, 3.47%, 2/2/14+	200,768
311,140,000	Korea Monetary Stab Bond, Series 1404, 3.59%, 4/2/14+	295,595
151,900,000	Korea Monetary Stab Bond, Series 1405, 2.55%, 5/9/14+	143,923
368,910,000	Korea Monetary Stab Bond, Series 1406, 3.28%, 6/2/14+	350,535
1,107,000,000	Korea Monetary Stab Bond, Series 1406, 2.57%, 6/9/14+	1,048,862
258,700,000	Korea Monetary Stab Bond, Series 1408, 2.82%, 8/2/14+	245,416
1,092,000,000	Korea Monetary Stab Bond, Series 1409, 2.72%, 9/9/14+	1,035,289
2,081,000,000	Korea Monetary Stab Bond, Series 1410, 2.78%, 10/2/14+	1,973,645
768,130,000	Korea Monetary Stab Bond, Series 1412, 2.84%, 12/2/14+	729,052
1,013,290,000	Korea Monetary Stab Bond, Series 1502, 2.74%, 2/2/15+	960,587
434,060,000	Korea Monetary Stab Bond, Series 1504, 2.47%, 4/2/15+	410,107
1,618,900,000	Korea Monetary Stab Bond, Series 1506, 2.76%, 6/2/15+	1,534,600
2,757,580,000	Korea Monetary Stab Bond, Series 1508, 2.80%, 8/2/15+	2,615,436

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$6,041,000,000	Korea Monetary Stab Bond, Series 1510, 2.81%, 10/2/15+	$5,730,495
2,618,100,000	Korea Monetary Stab Bond, Series 1512, 2.90%, 12/2/15+	2,486,679
347,060,000	Korea Treasury Bond, Series 1412, 3.25%, 12/10/14+	330,661
314,700,000	Korea Treasury Bond, Series 1506, 3.25%, 6/10/15+	300,344
2,224,930,000	Korea Treasury Bond, Series 1512, 2.75%, 12/10/15+	2,106,879
880,600,000	Korea Treasury Bond, Series 1606, 2.75%, 6/10/16+	833,018
946,400,000	Korea Treasury Bond, Series 1612, 3.00%, 12/10/16+	900,572
1,170,000	Letra do Tesouro Nacional, Series LTN, 9.56%, 4/1/14+(f)(g)	484,205
96,000	Letra do Tesouro Nacional, Series LTN, 10.13%, 1/1/15+(f)(g)	36,743
1,660,000	Letra do Tesouro Nacional, Series LTN, 12.19%, 1/1/16+(f)(g)	563,351
3,160,000	Letra do Tesouro Nacional, Series LTN, 13.41%, 1/1/17+(f)(g)	943,373
50,000	Malaysia Treasury Bill, Series 364, 2.86%, 5/30/14+(f)	15,088
4,895,000	Malaysian Government, Series 0211, 3.43%, 8/15/14+	1,499,386
1,615,000	Malaysian Government, Series 0409, 3.74%, 2/27/15+	495,733
2,100,000	Malaysian Government, Series 0110, 3.84%, 8/12/15+	646,669
3,105,000	Malaysian Government, Series 2/05, 4.72%, 9/30/15+	971,510
890,000	Malaysian Government, Series 0312, 3.20%, 10/15/15+	271,292
6,000,000	Malaysian Government, Series 0113, 3.17%, 7/15/16+	1,825,456
29,022,000	Mexican Cetes, Series BI, 1/9/14+(h)	222,273
27,370,000	Mexican Cetes, Series BI, 3/20/14+(h)	208,217
14,650,000	Mexican Cetes, Series BI, 4/3/14+(h)	111,301
41,270,000	Mexican Cetes, Series BI, 4/30/14+(h)	312,787
91,025,000	Mexican Cetes, Series BI, 10/16/14+(h)	678,022
115,860,000	Mexican Cetes, Series BI, 84.88%, 12/11/14+(h)	858,216
717,834	Mexican Udibonos, 4.50%, 12/18/14+(d)(h)	57,581
1,831,261	Mexican Udibonos, 5.00%, 6/16/16+(d)(h)	154,782
1,558,089	Mexican Udibonos, 3.50%, 12/14/17+(d)(h)	128,731
940,924	Mexican Udibonos, 4.00%, 6/13/19+(d)(h)	79,679
758,810	Mexican Udibonos, 2.50%, 12/10/20+(d)(h)	58,941
3,690,000	Mexico Bonos Desarr, Series M, 7.00%, 6/19/14+(d)(h)	287,274
11,130,000	Mexico Bonos Desarr, Series MI10, 9.50%, 12/18/14+(d)(h)	899,110

Continued

12

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$3,650,000	Mexico Bonos Desarr, Series M, 6.00%, 6/18/15+(d)(h)	$288,759
19,710,000	Mexico Bonos Desarr, Series M 10, 8.00%, 12/17/15+(d)(h)	1,629,042
18,156,000	Mexico Bonos Desarr, Series M, 6.25%, 6/16/16+(d)(h)	1,461,332
2,407,000	Mexico Bonos Desarr, Series M 10, 7.25%, 12/15/16+(d)(h)	198,556
3,070,000	Philippine Government International Bond, Series 5-67, 6.25%, 1/27/14+	69,459
3,030,000	Philippine Government International Bond, Series 7-48, 7.00%, 1/27/16+	75,094
500,000	Philippine Government International Bond, Series 3-20, 1.63%, 4/25/16+	11,145
1,830,000	Philippine Government International Bond, Series 1042, 9.13%, 9/4/16+	48,600
1,380,000	Philippine Treasury Bill, 0.61%, 1/8/14+(f)	31,090
2,360,000	Philippine Treasury Bill, 0.52%, 2/5/14+(f)	53,169
6,730,000	Philippine Treasury Bill, 0.55%, 3/5/14+(f)	151,597
8,150,000	Philippine Treasury Bill, 0.20%, 4/2/14+(f)	183,576
3,980,000	Philippine Treasury Bill, 0.07%, 4/10/14+(f)	89,542
1,720,000	Philippine Treasury Bill, 0.96%, 7/2/14+(f)	38,690
1,580,000	Philippine Treasury Bill, 0.71%, 8/6/14+(f)	35,525
6,740,000	Philippine Treasury Bill, 0.72%, 9/3/14+(f)	151,145
15,445,000	Philippine Treasury Bill, 0.15%, 10/8/14+(f)	345,826
60,000	Philippine Treasury Bill, 0.14%, 11/5/14+(f)	1,342
2,675,000	Poland Government Bond, Series 0114, 4.07%, 1/25/14+(f)	884,696
10,255,000	Poland Government Bond, Series 0414, 5.75%, 4/25/14+	3,432,368
1,090,000	Poland Government Bond, Series 0714, 3.92%, 7/25/14+(f)	356,268
1,201,000	Poland Government Bond, Series 0415, 5.50%, 4/25/15+	411,878
1,146,000	Poland Government Bond, Series 0715, 2.91%, 7/25/15+(f)	363,746
15,863,000	Poland Government Bond, Series 1015, 6.25%, 10/24/15+	5,568,845
7,029,000	Poland Government Bond, Series 0116, 2.93%, 1/25/16+(f)	2,188,704
2,155,000	Poland Government Bond, Series 0416, 5.00%, 4/25/16+	743,842
3,343,000	Poland Government Bond, Series 0117, 2.71%, 1/25/17+(d)	1,103,407
3,391,000	Poland Government Bond, Series 0121, 2.71%, 1/25/21+(d)	1,097,458
180,000	Republic of Hungary, 4.38%, 7/4/17+(b)	259,125
260,000	Republic of Hungary, 5.75%, 6/11/18+(b)	387,647
70,000	Republic of Hungary, 6.00%, 1/11/19+(b)	105,439
3,300,000	Singapore Government, 0.25%, 2/1/14+	2,615,458
200,000	Singapore Government, 3.63%, 7/1/14+	161,144
350,000	Singapore Government, 1.13%, 4/1/16+	282,343

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$330,000	Singapore Treasury Bill, Series 84, 0.30%, 1/3/14+(f)	$261,571
255,000	Singapore Treasury Bill, Series 183, 0.25%, 1/10/14+(f)	202,114
50,000	Singapore Treasury Bill, Series 183, 0.23%, 1/24/14+(f)	39,627
140,000	Singapore Treasury Bill, Series 87, 0.29%, 2/3/14+(f)	110,948
230,000	Singapore Treasury Bill, Series 84, 0.31%, 2/7/14+(f)	182,267
425,000	Singapore Treasury Bill, Series 179, 0.30%, 2/7/14+(f)	336,797
250,000	Singapore Treasury Bill, Series 84, 0.30%, 2/14/14+(f)	198,107
210,000	Singapore Treasury Bill, Series 183, 0.30%, 2/21/14+(f)	166,403
360,000	Singapore Treasury Bill, Series 182, 0.29%, 4/4/14+(f)	285,172
711,000	Singapore Treasury Bill, Series 365, 0.25%, 5/2/14+(f)	563,092
230,000	Singapore Treasury Bill, Series 182, 0.28%, 5/2/14+(f)	182,154
260,000	Singapore Treasury Bill, Series 182, 0.28%, 5/16/14+(f)	205,890
190,000	Singapore Treasury Bill, Series 182, 0.29%, 5/30/14+(f)	150,441
39,910,000	Swedish Government Bond, Series 1041, 6.75%, 5/5/14+	6,328,223
100,000	Ukraine Government, 4.95%, 10/13/15+(b)	131,273

		109,234,088

Total Foreign Bonds (Cost $108,082,515)		110,982,886

Yankee Dollars (3.1%):
Chemicals (0.0%):
300,000	Ineos Finance plc, 8.38%, 2/15/19, Callable 2/15/15 @ 106.28(b)	333,750

Commercial Banks (0.1%):
7,500	Barclays Bank plc, 6.00%, 12/24/14(b)	466,050

Construction & Engineering (0.1%):
400,000	Abengoa Finance SAU, 8.88%, 11/1/17(b)	430,000
280,000	Cemex SAB de C.V., 9.00%, 1/11/18, Callable 1/11/15 @ 104.5(b)	307,300

		737,300

Construction Materials (0.2%):
500,000	Cemex Sab de C.V., 7.25%, 1/15/21, Callable 1/15/18 @ 103.63(b)	517,500
300,000	Cemex SAB de C.V., 5.88%, 3/25/19, Callable 3/25/16 @ 102.94(b)	300,750

		818,250

Continued

13

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Energy Equipment & Services (0.1%):
$500,000	CGGVeritas, 6.50%, 6/1/21, Callable 6/1/16 @ 103.25	$512,500
111,000	Expro Finance Luxembourg, 8.50%, 12/15/16, Callable 2/18/14 @ 104.25(b)	115,718

		628,218

Independent Power Producers & Energy Traders (0.1%):
1,000,000	InterGen NV, 7.00%, 6/30/23, Callable 6/30/18 @ 103.5^(b)	1,035,000

Metals & Mining (0.2%):
500,000	FMG Resources Pty, Ltd., 6.88%, 2/1/18, Callable 2/1/14 @ 105.16^(b)	526,250
250,000	FMG Resources Pty, Ltd., 8.25%, 11/1/19, Callable 11/1/15 @ 104.13^(b)	280,625
400,000	Inmet Mining Corp., 8.75%, 6/1/20, Callable 6/1/16 @ 104.38(b)	434,000

		1,240,875

Oil, Gas & Consumable Fuels (0.0%):
200,000	Offshore Group Investment, Ltd., 7.50%, 11/1/19, Callable 11/1/15 @ 105.62^	218,000

Real Estate Investment Trusts (REITs) (0.1%):
500,000	Algeco Scotsman Global Finance plc, 8.50%, 10/15/18, Callable 10/15/15 @ 104.25(b)	541,250

Sovereign Bonds (2.2%):
200,000	Financing of Infrastructure, 7.40%, 4/20/18(b)	177,750
430,000	Republic of Hungary, 4.13%, 2/19/18	434,730
1,077,000	Republic of Hungary, 6.25%, 1/29/20	1,161,814
542,000	Republic of Hungary, 6.38%, 3/29/21	581,295
800,000	Republic of Hungary, 5.38%, 2/21/23^	790,000
240,000	Republic of Iceland, 5.88%, 5/11/22(b)	244,800
230,000	Republic of Lithuania, 7.38%, 2/11/20(b)	276,345
100,000	Republic of Lithuania, 7.38%, 2/11/20(b)	120,150
150,000	Republic of Lithuania, 6.13%, 3/9/21(b)	169,920
200,000	Republic of Serbia, 5.25%, 11/21/17(b)	200,500
300,000	Republic of Serbia, 4.88%, 2/25/20(b)	283,650
320,000	Republic of Serbia, 7.25%, 9/28/21(b)	336,800
1,400,000	Republic of Slovenia, 5.50%, 10/26/22(b)	1,396,500
1,025,000	Republic of Slovenia, 5.85%, 5/10/23(b)	1,040,375
529,100	Russia Foreign Bond, 7.50%, 3/31/30(b)	616,507
100,000	Socialist Republic of Vietnam, 6.75%, 1/29/20(b)	108,250
600,000	Ukraine Government, 7.95%, 6/4/14(b)	600,000
200,000	Ukraine Government, 6.25%, 6/17/16(b)	187,700
100,000	Ukraine Government, 6.58%, 11/21/16(b)	93,750

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bonds, continued
$360,000	Ukraine Government, 9.25%, 7/24/17(b)	$358,949
1,400,000	Ukraine Government, 6.75%, 11/14/17(b)	1,288,000
620,000	Ukraine Government, 7.75%, 9/23/20(b)	571,950
1,430,000	Ukraine Government, 7.95%, 2/23/21(b)	1,319,175
1,240,000	Ukraine Government, 7.80%, 11/28/22^(b)	1,119,100
2,400,000	Ukraine Government, 7.50%, 4/17/23(b)	2,149,199

		15,627,209

Wireless Telecommunication Services (0.0%):
100,000	Wind Acquisition Finance SA, 11.75%, 7/15/17, Callable 7/15/17 @ 105.88(b)	106,375

Total Yankee Dollars (Cost $20,804,545)		21,752,277

U.S. Treasury Obligations (1.2%):
U.S. Treasury Bills (1.2%)
2,000,000	0.05%, 1/2/14(f)	2,000,000
1,000,000	0.07%, 1/30/14(f)	999,986
600,000	0.07%, 2/20/14(f)	599,981
1,000,000	0.04%, 3/20/14(f)(i)	999,872
1,000,000	0.06%, 4/24/14(f)	999,813
1,500,000	0.08%, 5/1/14(f)	1,499,739
1,500,000	0.09%, 6/26/14(f)	1,499,399

		8,598,790

Total U.S. Treasury Obligations (Cost $8,598,677)		8,598,790

U.S. Government Agency Mortgages (4.2%):
30,000,000	Federal Home Loan Bank, 1/2/14(f)	30,000,000

Total U.S. Government Agency Mortgages (Cost $30,000,000)		30,000,000

Purchased Put Options (0.0%):
152	Verizon Communications., Strike @ 55 Exp 02/22/14	98,040

Total Purchased Put Options (Cost $112,029)		98,040

Securities Held as Collateral for Securities on Loan (1.9%):
$13,827,477	Allianz Variable Insurance Products Securities Lending Collateral Trust(j)	13,827,477

Total Securities Held as Collateral for Securities on Loan (Cost $13,827,477)		13,827,477

Unaffiliated Investment Company (6.5%):
46,344,695	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(f)	46,344,695

Total Unaffiliated Investment Company (Cost $46,344,695)		46,344,695

Total Investment Securities (Cost $630,078,898)(k) — 101.2%		719,827,480
Net other assets (liabilities) — (1.2)%		(8,613,950)

Net Assets — 100.0%		$711,213,530

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

PIK—Payment-in Kind

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $13,352,215.

Continued

14

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

#	Security issued in connection with a pending litigation settlement.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2013. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.00% of the net assets of the fund.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2013. The date presented represents the final maturity date.

(e)	Defaulted bond.

(f)	The rate represents the effective yield at December 31, 2013.

(g)	Principal amount is stated in 1,000 Brazilian Real Units.

(h)	Principal amount is stated in 100 Mexican Peso Units.

(i)	A portion of this security was held in a segregated account for the benefit of forward currency contract counterparties in the event of default. At December 31, 2013, the aggregate amount held in a segregated account was $260,000.

(j)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(k)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Australia	0.2%
Bermuda	0.1%
Brazil	1.4%
Canada	1.8%
Cayman Islands	—	%NM
China	0.3%
Denmark	0.5%
France	3.2%
Germany	1.9%
Hong Kong	0.1%
Hungary	1.5%
Iceland	—	%NM
India	—	%NM
Indonesia	0.2%
Ireland (Republic of)	1.7%
Israel	0.6%
Italy	0.9%
Japan	0.9%
Lithuania	0.1%
Luxembourg	—	%NM
Malaysia	2.1%

Country	Percentage
Mexico	1.4%
Netherlands	3.2%
Philippines	0.2%
Poland	2.2%
Portugal	0.3%
Republic of Korea (South)	4.8%
Russian Federation	0.2%
Serbia (Republic of)	0.1%
Singapore	1.2%
Slovenia	0.3%
South Africa	—	%NM
Spain	0.9%
Sweden	1.5%
Switzerland	2.5%
Taiwan	0.1%
Turkey	0.2%
Ukraine	1.1%
United Kingdom	8.1%
United States	54.2%
Vietnam	—	%NM

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Continued

15

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Forward Currency Contracts

At December 31, 2013, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of America	2/19/14	6,011,638	$9,379,556	$9,949,968	$(570,412)
British Pound	Barclays Bank	2/19/14	2,774,502	4,316,522	4,592,128	(275,606)
British Pound	Credit Suisse First Boston	2/19/14	844,635	1,345,490	1,397,970	(52,480)
British Pound	HSBC Bank	2/19/14	465,257	736,970	770,056	(33,086)
European Euro	Deutsche Bank	1/7/14	312,372	410,519	429,695	(19,176)
European Euro	Bank of America	1/17/14	1,686,784	2,224,155	2,320,308	(96,153)
European Euro	Barclays Bank	1/17/14	1,066,702	1,392,963	1,467,334	(74,371)
European Euro	Credit Suisse First Boston	1/17/14	448,609	602,668	617,098	(14,430)
European Euro	Deutsche Bank	1/17/14	84,105	111,357	115,693	(4,336)
European Euro	HSBC Bank	1/17/14	569,256	767,840	783,058	(15,218)
European Euro	State Street Bank	1/17/14	49,659	67,547	68,310	(763)
European Euro	Barclays Bank	1/21/14	97,000	127,492	133,431	(5,939)
European Euro	Deutsche Bank	1/24/14	1,650,000	2,203,328	2,269,701	(66,373)
European Euro	Deutsche Bank	2/11/14	1,411,000	1,893,463	1,940,922	(47,459)
European Euro	JPMorgan Chase	2/19/14	30,000	40,094	41,267	(1,173)
European Euro	Barclays Bank	2/20/14	210,000	280,316	288,867	(8,551)
European Euro	Goldman Sachs	2/21/14	17,000	22,756	23,385	(629)
European Euro	Barclays Bank	2/26/14	60,139	80,173	82,725	(2,552)
European Euro	Barclays Bank	2/27/14	110,723	147,898	152,306	(4,408)
European Euro	Deutsche Bank	2/27/14	277,730	367,303	382,033	(14,730)
European Euro	UBS Warburg	2/28/14	76,694	102,713	105,497	(2,784)
European Euro	Deutsche Bank	3/5/14	43,000	56,008	59,149	(3,141)
European Euro	Barclays Bank	3/7/14	107,759	140,996	148,227	(7,231)
European Euro	Deutsche Bank	3/7/14	660,000	863,874	907,860	(43,986)
European Euro	Barclays Bank	3/10/14	33,304	43,386	45,811	(2,425)
European Euro	Citibank	3/10/14	1,704,605	2,226,981	2,344,756	(117,775)
European Euro	HSBC Bank	3/10/14	15,000	19,575	20,633	(1,058)
European Euro	Morgan Stanley	3/10/14	43,000	56,190	59,148	(2,958)
European Euro	JPMorgan Chase	3/13/14	15,000	19,771	20,633	(862)
European Euro	Barclays Bank	3/17/14	10,012	13,028	13,772	(744)
European Euro	Deutsche Bank	3/17/14	134,000	173,941	184,321	(10,380)
European Euro	Citibank	3/18/14	10,643	13,817	14,640	(823)
European Euro	Barclays Bank	3/21/14	9,076	11,786	12,484	(698)
European Euro	Deutsche Bank	3/21/14	173,000	224,468	237,966	(13,498)
European Euro	Citibank	3/26/14	13,451	17,496	18,502	(1,006)
European Euro	Deutsche Bank	3/26/14	78,000	101,342	107,291	(5,949)
European Euro	Barclays Bank	3/27/14	200,000	270,070	275,104	(5,034)
European Euro	Deutsche Bank	3/31/14	4,566	5,887	6,281	(394)
European Euro	Deutsche Bank	4/3/14	10,660	13,700	14,663	(963)
European Euro	Deutsche Bank	4/4/14	182,000	234,261	250,345	(16,084)
European Euro	Barclays Bank	4/7/14	17,912	23,054	24,638	(1,584)
European Euro	HSBC Bank	4/10/14	73,000	95,402	100,414	(5,012)
European Euro	Deutsche Bank	4/11/14	77,961	102,031	107,238	(5,207)
European Euro	UBS Warburg	4/11/14	37,000	48,442	50,895	(2,453)
European Euro	JPMorgan Chase	4/14/14	99,000	129,759	136,179	(6,420)
European Euro	Deutsche Bank	4/15/14	370,000	486,698	508,951	(22,253)
European Euro	HSBC Bank	4/16/14	78,849	103,208	108,460	(5,252)
European Euro	Barclays Bank	4/22/14	16,935	22,303	23,295	(992)
European Euro	JPMorgan Chase	4/22/14	5,188	6,791	7,136	(345)
European Euro	Deutsche Bank	4/23/14	319,000	418,113	438,803	(20,690)
European Euro	Barclays Bank	4/25/14	154,898	202,328	213,072	(10,744)
European Euro	Barclays Bank	4/30/14	11,783	15,367	16,208	(841)
European Euro	Deutsche Bank	4/30/14	380,000	504,496	522,718	(18,222)

Continued

16

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro	Barclays Bank	5/5/14	228,900	$303,393	$314,871	$(11,478)
European Euro	Barclays Bank	5/7/14	112,000	146,983	154,066	(7,083)
European Euro	Goldman Sachs	5/7/14	317,570	417,795	436,845	(19,050)
European Euro	Goldman Sachs	5/8/14	181,000	237,039	248,981	(11,942)
European Euro	Goldman Sachs	5/12/14	112,000	147,969	154,067	(6,098)
European Euro	UBS Warburg	5/12/14	56,000	73,941	77,033	(3,092)
European Euro	Citibank	5/13/14	136,787	180,538	188,164	(7,626)
European Euro	Goldman Sachs	5/13/14	117,000	156,464	160,945	(4,481)
European Euro	Bank of America	5/15/14	2,255,520	3,034,863	3,102,695	(67,832)
European Euro	Barclays Bank	5/15/14	41,976	57,617	57,742	(125)
European Euro	HSBC Bank	5/15/14	51,173	70,476	70,394	82
European Euro	State Street Bank	5/15/14	92,659	127,826	127,461	365
European Euro	Barclays Bank	5/16/14	266,076	351,695	366,015	(14,320)
European Euro	Bank of America	5/19/14	86,147	116,540	118,504	(1,964)
European Euro	Goldman Sachs	5/20/14	289,000	374,472	397,551	(23,079)
European Euro	Barclays Bank	5/21/14	363,741	468,226	500,367	(32,141)
European Euro	JPMorgan Chase	5/23/14	172,504	223,032	237,299	(14,267)
European Euro	Barclays Bank	5/30/14	72,758	94,003	100,088	(6,085)
European Euro	Goldman Sachs	5/30/14	760,000	979,906	1,045,478	(65,572)
European Euro	Barclays Bank	6/5/14	237,868	310,236	327,221	(16,985)
European Euro	Deutsche Bank	6/9/14	285,500	374,883	392,748	(17,865)
European Euro	Deutsche Bank	6/13/14	124,000	164,641	170,581	(5,940)
European Euro	Barclays Bank	6/20/14	28,929	38,843	39,797	(954)
European Euro	Deutsche Bank	6/20/14	420,000	578,025	577,781	244
European Euro	Barclays Bank	7/16/14	82,000	107,207	112,812	(5,605)
European Euro	Morgan Stanley	7/16/14	277,000	361,377	381,083	(19,706)
European Euro	UBS Warburg	7/16/14	514,000	671,240	707,136	(35,896)
European Euro	Barclays Bank	7/18/14	129,000	169,667	177,473	(7,806)
European Euro	Deutsche Bank	7/21/14	470,000	619,916	646,612	(26,696)
European Euro	Deutsche Bank	7/22/14	71,000	93,139	97,680	(4,541)
European Euro	Morgan Stanley	7/22/14	366,000	479,438	503,533	(24,095)
European Euro	Deutsche Bank	7/23/14	93,795	123,248	129,041	(5,793)
European Euro	Deutsche Bank	7/25/14	207,975	275,089	286,129	(11,040)
European Euro	Goldman Sachs	7/25/14	197,000	260,800	271,030	(10,230)
European Euro	Citibank	7/28/14	60,360	79,936	83,043	(3,107)
European Euro	Barclays Bank	7/29/14	19,995	26,506	27,509	(1,003)
European Euro	Deutsche Bank	7/29/14	9,978	13,225	13,728	(503)
European Euro	JPMorgan Chase	7/31/14	380,000	505,178	522,807	(17,629)
European Euro	UBS Warburg	8/1/14	380,000	505,742	522,808	(17,066)
European Euro	Barclays Bank	8/4/14	97,592	129,588	134,269	(4,681)
European Euro	HSBC Bank	8/4/14	380,000	503,663	522,813	(19,150)
European Euro	Barclays Bank	8/5/14	229,000	303,709	315,064	(11,355)
European Euro	JPMorgan Chase	8/6/14	269,500	356,468	370,786	(14,318)
European Euro	Citibank	8/8/14	34,482	45,906	47,442	(1,536)
European Euro	Citibank	8/11/14	9,686	12,906	13,326	(420)
European Euro	Deutsche Bank	8/11/14	180,000	240,003	247,653	(7,650)
European Euro	JPMorgan Chase	8/11/14	239,500	318,923	329,516	(10,593)
European Euro	Goldman Sachs	8/12/14	61,000	81,669	83,927	(2,258)
European Euro	Morgan Stanley	8/15/14	66,000	87,581	90,807	(3,226)
European Euro	Barclays Bank	8/19/14	237,000	314,061	326,083	(12,022)
European Euro	Deutsche Bank	8/20/14	133,000	177,627	182,992	(5,365)
European Euro	JPMorgan Chase	8/20/14	263,000	351,379	361,857	(10,478)
European Euro	Barclays Bank	8/25/14	75,988	101,869	104,552	(2,683)
European Euro	Deutsche Bank	8/29/14	28,980	38,700	39,874	(1,174)
European Euro	Deutsche Bank	9/3/14	49,000	64,891	67,421	(2,530)
European Euro	Deutsche Bank	9/5/14	137,800	181,853	189,605	(7,752)
European Euro	Barclays Bank	9/19/14	19,406	25,926	26,703	(777)

Continued

17

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro	Deutsche Bank	9/23/14	229,000	$310,712	$315,107	$(4,395)
European Euro	Barclays Bank	9/24/14	45,864	62,089	63,110	(1,021)
European Euro	Deutsche Bank	9/26/14	107,000	144,388	147,234	(2,846)
European Euro	Barclays Bank	9/29/14	200,000	270,190	275,207	(5,017)
European Euro	Deutsche Bank	9/30/14	1,320,000	1,782,488	1,816,371	(33,883)
European Euro	Goldman Sachs	9/30/14	130,000	175,410	178,885	(3,475)
European Euro	HSBC Bank	9/30/14	180,000	243,340	247,687	(4,347)
European Euro	Deutsche Bank	10/9/14	420,000	570,520	577,950	(7,430)
European Euro	Deutsche Bank	10/15/14	320,000	432,698	440,350	(7,652)
European Euro	Barclays Bank	10/21/14	3,724,000	5,092,570	5,124,663	(32,093)
European Euro	Deutsche Bank	10/21/14	570,000	779,931	784,387	(4,456)
European Euro	Barclays Bank	10/27/14	20,617	28,386	28,372	14
European Euro	Deutsche Bank	10/31/14	1,747,075	2,412,728	2,404,247	8,481
European Euro	Deutsche Bank	11/3/14	7,376	10,150	10,151	(1)
European Euro	Barclays Bank	11/5/14	49,418	66,833	68,008	(1,175)
European Euro	Citibank	11/7/14	1,793,000	2,414,678	2,467,495	(52,817)
European Euro	Deutsche Bank	11/7/14	3,620,000	4,880,665	4,981,780	(101,115)
European Euro	JPMorgan Chase	11/12/14	278,508	371,374	383,283	(11,909)
European Euro	Citibank	11/17/14	1,801,000	2,421,841	2,478,572	(56,731)
European Euro	Deutsche Bank	11/17/14	335,703	451,259	462,001	(10,742)
European Euro	Morgan Stanley	11/17/14	66,000	88,822	90,831	(2,009)
European Euro	Deutsche Bank	11/19/14	93,863	126,424	129,177	(2,753)
European Euro	Deutsche Bank	11/20/14	130,000	175,936	178,910	(2,974)
European Euro	JPMorgan Chase	11/20/14	327,027	442,656	450,065	(7,409)
European Euro	Deutsche Bank	12/4/14	100,000	135,466	137,628	(2,162)
European Euro	Standard Charter	12/9/14	76,800	104,919	105,700	(781)
European Euro	JPMorgan Chase	12/15/14	97,000	133,796	133,504	292
European Euro	Deutsche Bank	12/17/14	525,093	721,898	722,703	(805)
Indian Rupee	Citibank	1/6/14	12,666,000	204,093	204,485	(392)
Japanese Yen	Deutsche Bank	1/7/14	5,989,000	69,174	56,883	12,291
Japanese Yen	Citibank	1/10/14	1,520,000	17,421	14,437	2,984
Japanese Yen	UBS Warburg	1/14/14	4,550,000	52,032	43,217	8,815
Japanese Yen	HSBC Bank	1/15/14	5,640,000	64,237	53,571	10,666
Japanese Yen	Deutsche Bank	1/16/14	1,520,000	17,132	14,438	2,694
Japanese Yen	UBS Warburg	1/16/14	7,340,000	82,703	69,718	12,985
Japanese Yen	Deutsche Bank	1/17/14	37,020,000	417,605	351,631	65,974
Japanese Yen	JPMorgan Chase	1/17/14	67,230,000	759,289	638,579	120,710
Japanese Yen	UBS Warburg	1/27/14	7,610,000	86,262	72,287	13,975
Japanese Yen	Deutsche Bank	1/28/14	7,248,281	80,941	68,851	12,090
Japanese Yen	HSBC Bank	1/28/14	9,353,364	104,507	88,847	15,660
Japanese Yen	UBS Warburg	1/31/14	121,466,500	1,228,361	1,153,823	74,538
Japanese Yen	Citibank	2/10/14	5,590,000	56,744	53,103	3,641
Japanese Yen	Goldman Sachs	2/12/14	3,771,000	40,627	35,823	4,804
Japanese Yen	HSBC Bank	2/12/14	53,860,000	579,065	511,652	67,413
Japanese Yen	JPMorgan Chase	2/12/14	53,831,000	579,058	511,377	67,681
Japanese Yen	Citibank	2/13/14	71,350,000	772,123	677,805	94,318
Japanese Yen	JPMorgan Chase	2/13/14	35,730,000	386,074	339,425	46,649
Japanese Yen	Goldman Sachs	2/18/14	964,860	10,366	9,166	1,200
Japanese Yen	JPMorgan Chase	2/18/14	37,560,000	405,549	356,818	48,731
Japanese Yen	Citibank	2/19/14	35,630,000	386,030	338,485	47,545
Japanese Yen	Goldman Sachs	2/19/14	35,780,000	385,991	339,910	46,081
Japanese Yen	HSBC Bank	2/24/14	4,020,000	43,018	38,191	4,827
Japanese Yen	Barclays Bank	2/25/14	17,870,000	193,035	169,770	23,265
Japanese Yen	JPMorgan Chase	2/25/14	4,000,000	43,149	38,001	5,148
Japanese Yen	Barclays Bank	2/27/14	35,700,000	386,011	339,163	46,848
Japanese Yen	Deutsche Bank	2/27/14	11,991,000	131,000	113,919	17,081
Japanese Yen	JPMorgan Chase	3/3/14	4,600,000	50,585	43,703	6,882

Continued

18

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	HSBC Bank	3/4/14	4,600,000	$50,522	$43,703	$6,819
Japanese Yen	UBS Warburg	3/4/14	5,100,000	55,477	48,453	7,024
Japanese Yen	Barclays Bank	3/7/14	64,145,400	646,999	609,433	37,566
Japanese Yen	JPMorgan Chase	3/14/14	44,142,850	461,287	419,410	41,877
Japanese Yen	Citibank	3/17/14	2,260,084	23,608	21,474	2,134
Japanese Yen	Citibank	3/19/14	46,322,000	487,589	440,128	47,461
Japanese Yen	Morgan Stanley	3/19/14	7,060,000	73,799	67,081	6,718
Japanese Yen	Barclays Bank	3/24/14	20,980,000	221,783	199,347	22,436
Japanese Yen	Deutsche Bank	3/24/14	20,538,000	217,534	195,147	22,387
Japanese Yen	Barclays Bank	3/25/14	4,542,830	47,895	43,165	4,730
Japanese Yen	Deutsche Bank	4/7/14	399,565,980	4,110,000	3,796,936	313,064
Japanese Yen	Morgan Stanley	4/16/14	68,447,040	692,552	650,470	42,082
Japanese Yen	Barclays Bank	4/21/14	32,710,000	336,258	310,863	25,395
Japanese Yen	JPMorgan Chase	4/21/14	19,660,000	201,822	186,841	14,981
Japanese Yen	Citibank	4/22/14	3,500,000	35,767	33,263	2,504
Japanese Yen	JPMorgan Chase	4/22/14	24,420,000	249,461	232,080	17,381
Japanese Yen	Citibank	5/12/14	5,590,000	56,661	53,133	3,528
Japanese Yen	Goldman Sachs	5/13/14	7,475,000	75,492	71,051	4,441
Japanese Yen	UBS Warburg	5/13/14	5,588,000	56,425	53,115	3,310
Japanese Yen	Citibank	5/14/14	5,587,000	55,533	53,105	2,428
Japanese Yen	Goldman Sachs	5/30/14	48,990,000	480,153	465,712	14,441
Japanese Yen	Citibank	6/9/14	51,300,000	517,294	487,707	29,587
Japanese Yen	HSBC Bank	6/9/14	76,900,000	776,689	731,085	45,604
Japanese Yen	JPMorgan Chase	6/9/14	51,500,000	517,250	489,608	27,642
Japanese Yen	Barclays Bank	6/10/14	60,420,000	620,863	574,415	46,448
Japanese Yen	HSBC Bank	6/10/14	64,350,000	665,240	611,777	53,463
Japanese Yen	JPMorgan Chase	6/10/14	43,640,000	443,512	414,887	28,625
Japanese Yen	Deutsche Bank	6/11/14	21,300,000	221,653	202,501	19,152
Japanese Yen	JPMorgan Chase	6/11/14	59,620,000	620,889	566,813	54,076
Japanese Yen	Citibank	6/16/14	2,416,000	25,432	22,970	2,462
Japanese Yen	JPMorgan Chase	6/17/14	25,100,000	265,651	238,638	27,013
Japanese Yen	Deutsche Bank	6/20/14	69,330,000	674,771	659,170	15,601
Japanese Yen	Barclays Bank	6/30/14	16,411,000	168,664	156,043	12,621
Japanese Yen	Deutsche Bank	7/11/14	26,073,000	258,866	247,943	10,923
Japanese Yen	Morgan Stanley	7/22/14	50,187,445	501,884	477,319	24,565
Japanese Yen	Citibank	7/24/14	74,785,000	751,712	711,275	40,437
Japanese Yen	JPMorgan Chase	7/24/14	115,000,000	1,154,271	1,093,758	60,513
Japanese Yen	JPMorgan Chase	7/25/14	40,100,000	404,540	381,393	23,147
Japanese Yen	Barclays Bank	7/29/14	8,700,000	87,650	82,750	4,900
Japanese Yen	Barclays Bank	8/11/14	2,240,000	23,148	21,309	1,839
Japanese Yen	Citibank	8/11/14	2,240,000	23,148	21,309	1,839
Japanese Yen	Deutsche Bank	8/12/14	2,240,000	23,312	21,309	2,003
Japanese Yen	Citibank	8/13/14	46,922,100	487,890	446,371	41,519
Japanese Yen	JPMorgan Chase	8/29/14	22,800,000	234,654	216,935	17,719
Japanese Yen	Barclays Bank	9/18/14	2,251,755	22,874	21,429	1,445
Japanese Yen	JPMorgan Chase	9/29/14	2,255,332	22,954	21,466	1,488
Japanese Yen	JPMorgan Chase	10/20/14	63,490,000	646,801	604,433	42,368
Japanese Yen	Barclays Bank	10/22/14	26,770,000	274,508	254,859	19,649
Japanese Yen	Deutsche Bank	10/29/14	20,662,500	212,974	196,729	16,245
Japanese Yen	JPMorgan Chase	11/4/14	91,650,000	936,408	872,663	63,745
Japanese Yen	Barclays Bank	11/5/14	536,000,000	5,472,515	5,103,682	368,833
Japanese Yen	Citibank	11/12/14	94,163,000	952,853	896,670	56,183
Japanese Yen	HSBC Bank	11/12/14	3,336,000	33,834	31,767	2,067
Japanese Yen	JPMorgan Chase	11/13/14	36,450,000	368,591	347,100	21,491
Japanese Yen	Deutsche Bank	11/14/14	45,848,000	461,489	436,598	24,891
Japanese Yen	Citibank	11/19/14	7,667,000	76,748	73,015	3,733
Japanese Yen	Deutsche Bank	11/19/14	6,194,000	61,965	58,987	2,978
Japanese Yen	Citibank	11/20/14	8,613,000	86,424	82,025	4,399
Japanese Yen	HSBC Bank	11/20/14	1,616,000	16,207	15,390	817

Continued

19

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	JPMorgan Chase	11/20/14	5,564,000	$55,790	$52,988	$2,802
Japanese Yen	Morgan Stanley	12/15/14	41,392,500	404,427	394,304	10,123
Japanese Yen	Deutsche Bank	12/22/14	69,210,000	674,769	659,343	15,426
Japanese Yen	HSBC Bank	12/22/14	69,320,000	674,805	660,391	14,414
Japanese Yen	Barclays Bank	12/26/14	34,730,000	334,925	330,877	4,048
Japanese Yen	Citibank	12/26/14	54,180,000	522,492	516,179	6,313
Korean Won	Bank of America	2/12/14	432,225,134	384,634	409,054	(24,420)
Korean Won	Credit Suisse First Boston	2/12/14	924,361,336	830,266	874,807	(44,541)
Korean Won	Deutsche Bank	2/12/14	643,701,325	572,932	609,193	(36,261)
Korean Won	HSBC Bank	2/12/14	587,323,136	535,158	555,837	(20,679)
Malaysian Ringgit	JPMorgan Chase	1/2/14	2,405,000	738,523	734,575	3,948

				$115,909,343	$115,871,165	$38,178

Long Contracts:
Brazilian Real	Deutsche Bank	4/29/14	435,000	$190,706	$179,327	$(11,379)
British Pound	Bank of America	2/19/14	55,776	91,252	92,316	1,064
British Pound	Barclays Bank	2/19/14	10,919	17,816	18,072	256
British Pound	Credit Suisse First Boston	2/19/14	171,700	277,465	284,184	6,719
British Pound	HSBC Bank	2/19/14	21,838	35,624	36,144	520
British Pound	State Street Bank	2/19/14	94,224	154,109	155,952	1,843
Chilean Peso	Morgan Stanley	1/13/14	8,700,000	17,678	16,538	(1,140)
Chilean Peso	Barclays Bank	2/11/14	4,400,000	8,921	8,338	(583)
Chilean Peso	Deutsche Bank	2/12/14	4,400,000	8,909	8,337	(572)
Chilean Peso	Deutsche Bank	2/14/14	3,930,000	7,972	7,445	(527)
Chilean Peso	Morgan Stanley	2/14/14	10,560,000	21,361	20,005	(1,356)
Chilean Peso	Deutsche Bank	2/18/14	4,400,000	8,924	8,332	(592)
Chilean Peso	JPMorgan Chase	2/21/14	4,300,000	8,740	8,140	(600)
Chilean Peso	JPMorgan Chase	2/24/14	7,300,000	14,809	13,815	(994)
Chilean Peso	Morgan Stanley	2/24/14	5,200,000	10,519	9,841	(678)
Chilean Peso	Deutsche Bank	2/25/14	3,890,000	7,865	7,361	(504)
Chilean Peso	Deutsche Bank	2/26/14	2,610,000	5,273	4,938	(335)
Chilean Peso	Morgan Stanley	2/26/14	5,600,000	11,321	10,595	(726)
Chilean Peso	Deutsche Bank	2/27/14	6,500,000	13,133	12,296	(837)
Chilean Peso	JPMorgan Chase	2/28/14	3,900,000	7,884	7,377	(507)
Chilean Peso	Deutsche Bank	3/3/14	700,000	1,414	1,324	(90)
Chilean Peso	Barclays Bank	3/5/14	12,000,000	24,230	22,687	(1,543)
Chilean Peso	Deutsche Bank	3/5/14	700,000	1,410	1,323	(87)
Chilean Peso	Morgan Stanley	3/10/14	2,500,000	5,051	4,724	(327)
Chilean Peso	JPMorgan Chase	3/12/14	990,530,400	1,891,047	1,871,190	(19,857)
Chilean Peso	JPMorgan Chase	3/21/14	4,300,000	8,696	8,115	(581)
Chilean Peso	Morgan Stanley	5/12/14	4,500,000	9,128	8,447	(681)
Chilean Peso	Deutsche Bank	7/10/14	162,750,000	307,511	303,674	(3,837)
Chilean Peso	Morgan Stanley	7/18/14	305,012,200	578,496	568,668	(9,828)
Chilean Peso	Morgan Stanley	7/31/14	8,010,000	15,055	14,915	(140)
Chilean Peso	Morgan Stanley	8/20/14	4,010,000	7,535	7,452	(83)
Chilean Peso	Citibank	10/20/14	2,148,010,500	4,128,408	3,967,294	(161,114)
Chilean Peso	Barclays Bank	10/27/14	153,759,000	294,163	283,787	(10,376)
Chilean Peso	Deutsche Bank	10/29/14	307,366,000	585,236	567,180	(18,056)
European Euro	Bank of America	1/17/14	19,690	27,099	27,085	(14)
European Euro	Barclays Bank	1/17/14	53,913	74,002	74,162	160
European Euro	HSBC Bank	1/17/14	35,542	48,806	48,891	85
European Euro	State Street Bank	1/17/14	13,089	18,008	18,005	(3)
Indian Rupee	Citibank	1/6/14	12,666,000	195,895	204,485	8,590
Indian Rupee	HSBC Bank	2/13/14	8,549,600	131,461	136,798	5,337
Indian Rupee	JPMorgan Chase	2/13/14	26,253,400	403,926	420,067	16,141
Indian Rupee	Deutsche Bank	2/18/14	8,080,848	123,269	129,156	5,887
Indian Rupee	HSBC Bank	2/18/14	8,645,260	131,980	138,177	6,197

Continued

20

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Indian Rupee	JPMorgan Chase	2/18/14	14,490,000	$221,139	$231,593	$10,454
Indian Rupee	Deutsche Bank	2/26/14	4,760,000	74,267	75,946	1,679
Indian Rupee	Deutsche Bank	2/27/14	9,520,000	148,488	151,858	3,370
Indian Rupee	JPMorgan Chase	2/28/14	16,610,000	259,596	264,896	5,300
Indian Rupee	Citibank	3/3/14	12,790,000	197,590	203,831	6,241
Indian Rupee	JPMorgan Chase	3/13/14	26,253,400	419,911	417,372	(2,539)
Indian Rupee	Deutsche Bank	3/26/14	4,760,000	74,831	75,433	602
Indian Rupee	Deutsche Bank	3/28/14	9,520,000	150,324	150,792	468
Indian Rupee	Citibank	4/7/14	12,666,000	200,221	200,165	(56)
Korean Won	Bank of America	2/12/14	111,576,647	104,604	105,595	991
Korean Won	Credit Suisse First Boston	2/12/14	8,138,235	7,510	7,702	192
Korean Won	HSBC Bank	2/12/14	112,576,799	104,852	106,542	1,690
Korean Won	JPMorgan Chase	5/15/14	258,825,900	230,000	244,291	14,291
Korean Won	JPMorgan Chase	5/16/14	44,818,000	40,000	42,300	2,300
Korean Won	JPMorgan Chase	5/20/14	213,852,600	190,000	201,812	11,812
Korean Won	JPMorgan Chase	5/21/14	270,144,000	240,000	254,925	14,925
Korean Won	Deutsche Bank	6/27/14	316,000,000	270,478	297,851	27,373
Korean Won	HSBC Bank	9/26/14	317,000,000	290,027	298,096	8,069
Malaysian Ringgit	JPMorgan Chase	1/2/14	2,405,000	752,433	734,575	(17,858)
Malaysian Ringgit	JPMorgan Chase	2/4/14	2,661,000	845,164	811,021	(34,143)
Malaysian Ringgit	HSBC Bank	2/18/14	1,235,558	366,417	376,301	9,884
Malaysian Ringgit	HSBC Bank	2/20/14	720,000	220,723	219,260	(1,463)
Malaysian Ringgit	HSBC Bank	3/11/14	2,909,811	918,269	885,141	(33,128)
Malaysian Ringgit	JPMorgan Chase	3/12/14	735,120	232,126	223,603	(8,523)
Malaysian Ringgit	Deutsche Bank	3/18/14	964,663	289,776	293,312	3,536
Malaysian Ringgit	JPMorgan Chase	4/2/14	1,202,500	368,018	365,282	(2,736)
Malaysian Ringgit	HSBC Bank	5/15/14	2,524,088	825,000	764,868	(60,132)
Malaysian Ringgit	Deutsche Bank	5/19/14	2,093,018	685,000	634,098	(50,902)
Malaysian Ringgit	HSBC Bank	5/20/14	2,114,160	690,000	640,467	(49,533)
Malaysian Ringgit	HSBC Bank	6/20/14	900,000	274,365	272,166	(2,199)
Malaysian Ringgit	JPMorgan Chase	7/2/14	1,976,500	606,482	597,299	(9,183)
Malaysian Ringgit	Deutsche Bank	7/3/14	177,180	54,999	53,541	(1,458)
Malaysian Ringgit	HSBC Bank	10/24/14	812,462	250,915	243,944	(6,971)
Malaysian Ringgit	JPMorgan Chase	10/27/14	805,012	251,307	241,666	(9,641)
Malaysian Ringgit	JPMorgan Chase	10/31/14	359,000	112,258	107,748	(4,510)
Malaysian Ringgit	Deutsche Bank	11/19/14	62,320	19,124	18,684	(440)
Malaysian Ringgit	HSBC Bank	11/20/14	39,000	11,978	11,692	(286)
Mexican Peso	Citibank	1/10/14	3,813,785	291,685	292,084	399
Mexican Peso	HSBC Bank	3/10/14	10,223,640	778,232	779,427	1,195
Mexican Peso	JPMorgan Chase	3/13/14	28,297,935	2,070,000	2,156,854	86,854
Mexican Peso	Citibank	3/14/14	903,100	68,607	68,828	221
Mexican Peso	Citibank	3/24/14	2,637,800	193,467	200,876	7,409
Mexican Peso	Citibank	6/9/14	2,731,280	206,365	206,770	405
Mexican Peso	Citibank	6/10/14	2,728,000	205,800	206,506	706
Mexican Peso	Citibank	6/12/14	5,548,030	419,178	419,915	737
Mexican Peso	Citibank	6/13/14	3,454,600	257,954	261,449	3,495
Mexican Peso	Citibank	6/20/14	2,146,000	161,222	162,325	1,103
Mexican Peso	Citibank	7/10/14	3,689,235	277,957	278,625	668
Mexican Peso	HSBC Bank	9/3/14	11,644,900	849,807	875,688	25,881
Mexican Peso	Deutsche Bank	10/14/14	19,592,000	1,446,972	1,468,566	21,594
Mexican Peso	Citibank	10/22/14	6,418,829	487,707	480,836	(6,871)
Mexican Peso	HSBC Bank	11/7/14	27,672,950	2,050,000	2,070,375	20,375
Mexican Peso	Citibank	12/16/14	3,316,000	249,868	247,326	(2,542)
Mexican Peso	Citibank	12/18/14	1,589,750	119,413	118,554	(859)
Phillipine Peso	JPMorgan Chase	6/25/14	9,600,000	216,753	216,940	187
Phillipine Peso	Deutsche Bank	6/26/14	16,461,720	372,917	372,005	(912)

Continued

21

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Phillipine Peso	JPMorgan Chase	6/27/14	4,900,000	$112,385	$110,732	$(1,653)
Phillipine Peso	JPMorgan Chase	7/11/14	9,520,000	218,178	215,135	(3,043)
Phillipine Peso	Deutsche Bank	7/18/14	28,970,800	668,871	654,676	(14,195)
Singapore Dollar	JPMorgan Chase	1/24/14	348,966	281,424	276,611	(4,813)
Singapore Dollar	Deutsche Bank	2/7/14	123,000	96,612	97,498	886
Singapore Dollar	HSBC Bank	2/7/14	123,000	99,426	97,498	(1,928)
Singapore Dollar	Barclays Bank	2/12/14	34,819	27,442	27,600	158
Singapore Dollar	HSBC Bank	2/18/14	77,000	60,918	61,035	117
Singapore Dollar	Deutsche Bank	2/27/14	172,000	134,501	136,339	1,838
Singapore Dollar	Deutsche Bank	2/28/14	132,000	104,795	104,632	(163)
Singapore Dollar	HSBC Bank	3/13/14	499,540	400,000	395,973	(4,027)
Singapore Dollar	HSBC Bank	3/14/14	215,700	172,947	170,980	(1,967)
Singapore Dollar	Deutsche Bank	3/19/14	220,800	173,117	175,023	1,906
Singapore Dollar	HSBC Bank	3/19/14	252,000	201,996	199,755	(2,241)
Singapore Dollar	JPMorgan Chase	3/19/14	156,000	121,757	123,658	1,901
Singapore Dollar	Citibank	5/16/14	260,154	210,000	206,247	(3,753)
Singapore Dollar	Deutsche Bank	5/19/14	77,000	60,721	61,045	324
Singapore Dollar	HSBC Bank	5/19/14	167,000	133,921	132,397	(1,524)
Singapore Dollar	JPMorgan Chase	5/19/14	60,863	48,913	48,252	(661)
Singapore Dollar	JPMorgan Chase	5/20/14	229,983	185,000	182,330	(2,670)
Singapore Dollar	Deutsche Bank	5/30/14	748,020	592,257	593,045	788
Singapore Dollar	HSBC Bank	6/20/14	190,000	150,913	150,645	(268)
Singapore Dollar	Deutsche Bank	6/23/14	237,700	189,417	188,467	(950)
Singapore Dollar	Deutsche Bank	6/24/14	910,000	717,722	721,519	3,797
Singapore Dollar	Deutsche Bank	8/12/14	246,000	194,374	195,058	684
Singapore Dollar	Barclays Bank	8/18/14	103,000	81,102	81,671	569
Singapore Dollar	HSBC Bank	8/19/14	77,000	60,745	61,055	310
Singapore Dollar	Deutsche Bank	8/19/14	77,000	60,735	61,055	320
Singapore Dollar	Deutsche Bank	8/27/14	172,000	134,554	136,384	1,830
Singapore Dollar	HSBC Bank	11/7/14	3,474,156	2,800,000	2,754,939	(45,061)
Swedish Krona	Deutsche Bank	5/19/14	20,440,000	3,057,317	3,171,561	114,244

				$43,206,263	$43,039,391	$(166,872)

At December 31, 2013, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Polish Zloty/European Euro	Barclays Bank	233,000 PLN	54,057 EUR	$72,855	$75,480	$2,625
Polish Zloty/European Euro	Deutsche Bank	233,000 PLN	54,172 EUR	72,855	75,321	2,466
Polish Zloty/European Euro	Deutsche Bank	233,000 PLN	54,077 EUR	72,971	75,555	2,584
Polish Zloty/European Euro	Morgan Stanley	91,000 PLN	21,321 EUR	27,425	27,973	548
Polish Zloty/European Euro	Deutsche Bank	700,000 PLN	163,540 EUR	225,035	227,671	2,636
Hungarian Forint/European Euro	Deutsche Bank	88,267,600 HUF	279,525 EUR	367,533	390,236	22,703
Hungarian Forint/European Euro	JPMorgan Chase	26,454,170 HUF	83,857 EUR	109,937	116,627	6,690
Hungarian Forint/European Euro	JPMorgan Chase	44,259,000 HUF	139,764 EUR	181,558	193,475	11,917
Hungarian Forint/European Euro	JPMorgan Chase	44,021,000 HUF	139,763 EUR	180,709	191,519	10,810
Hungarian Forint/European Euro	JPMorgan Chase	43,445,000 HUF	143,312 EUR	193,385	194,790	1,405
Hungarian Forint/European Euro	JPMorgan Chase	34,778,000 HUF	113,565 EUR	153,593	156,294	2,701
Swedish Krona/European Euro	Deutsche Bank	5,900,000 SEK	677,188 EUR	913,025	896,260	(16,765)
Swedish Krona/European Euro	Deutsche Bank	4,380,000 SEK	494,552 EUR	680,545	677,694	(2,851)

				$3,251,426	$3,298,895	$47,469

Continued

22

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2013, the Fund’s open over-the-counter interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount (Local)	Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month U.S. Dollar LIBOR BBA	3.018%	8/22/23	JPMorgan Chase	3,910,000 USD	$(41,522)	$(41,522)
Receive	3-Month U.S. Dollar LIBOR BBA	3.848%	8/22/43	JPMorgan Chase	2,230,000 USD	(59,136)	(59,136)

						$(100,658)	$(100,658)

Continued

23

AZL Franklin Templeton Founding Strategy Plus Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$630,078,898

Investment securities, at value*	$719,827,480
Cash	540,774
Interest and dividends receivable	3,509,397
Foreign currency, at value (cost $2,635,471)	2,652,167
Unrealized appreciation on forward currency contracts	3,359,861
Receivable for capital shares issued	211,097
Receivable for investments sold	112,639
Reclaims receivable	187,293

Total Assets	730,400,708

Liabilities:
Unrealized depreciation on forward currency contracts	3,441,086
Payable for investments purchased	1,118,405
Payable for capital shares redeemed	21,574
Unrealized depreciation on swap agreements	100,658
Payable for collateral received on loaned securities	13,827,477
Manager fees payable	410,057
Administration fees payable	26,529
Distribution fees payable	146,448
Custodian fees payable	56,428
Administrative and compliance services fees payable	2,735
Trustee fees payable	21
Other accrued liabilities	35,760

Total Liabilities	19,187,178

Net Assets	$711,213,530

Net Assets Consist of:
Capital	$597,264,723
Accumulated net investment income/(loss)	11,906,144
Accumulated net realized gains/(losses) from investment transactions	12,430,264
Net unrealized appreciation/(depreciation) on investments	89,612,399

Net Assets	$711,213,530

Shares of beneficial interest (unlimited number of shares authorized, no par value)	51,318,585
Net Asset Value (offering and redemption price per share)	$13.86

*	Includes securities on loan of $13,352,215.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$8,970,412
Interest	8,670,981
Income from securities lending	240,582
Foreign withholding tax	(498,470)

Total Investment Income	17,383,505

Expenses:
Manager fees	3,858,682
Administration fees	239,373
Distribution fees	1,378,096
Custodian fees	210,185
Administrative and compliance services fees	10,824
Trustee fees	27,302
Professional fees	30,776
Shareholder reports	33,958
Other expenses	17,576

Total expenses before reductions	5,806,772
Less expenses paid indirectly	(1,394)

Net expenses	5,805,378

Net Investment Income/(Loss)	11,578,127

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	11,882,490
Net realized gains/(losses) on options contracts	32,961
Net realized gains/(losses) on forward currency contracts	547,677
Change in net unrealized appreciation/depreciation on investments	66,386,266

Net Realized/Unrealized Gains/(Losses) on Investments	78,849,394

Change in Net Assets Resulting From Operations	$90,427,521

See accompanying notes to the financial statements.

24

Statements of Changes in Net Assets

	AZL Franklin Templeton Founding Strategy Plus Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$11,578,127	$10,060,639
Net realized gains/(losses) on investment transactions	12,463,128	6,149,746
Change in unrealized appreciation/depreciation on investments	66,386,266	32,969,901

Change in net assets resulting from operations	90,427,521	49,180,286

Dividends to Shareholders:
From net investment income	(9,755,765)	(8,640,680)
From net realized gains	(4,135,980)	(1,692,782)

Change in net assets resulting from dividends to shareholders	(13,891,745)	(10,333,462)

Capital Transactions:
Proceeds from shares issued	286,382,484	112,715,893
Proceeds from dividends reinvested	13,891,744	10,333,462
Value of shares redeemed	(75,479,718)	(54,604,484)

Change in net assets resulting from capital transactions	224,794,510	68,444,871

Change in net assets	301,330,286	107,291,695
Net Assets:
Beginning of period	409,883,244	302,591,549

End of period	$711,213,530	$409,883,244

Accumulated net investment income/(loss)	$11,906,144	$10,410,064

Share Transactions:
Shares issued	21,891,005	9,825,450
Dividends reinvested	1,063,686	887,754
Shares redeemed	(5,767,982)	(4,730,854)

Change in shares	17,186,709	5,982,350

See accompanying notes to the financial statements.

25

AZL Franklin Templeton Founding Strategy Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	October 23, 2009 to December 31, 2009(a)
Net Asset Value, Beginning of Period	$12.01	$10.75	$10.99	$10.20	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.27	0.23	0.20	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	2.01	1.31	(0.43)	0.82	0.21

Total from Investment Activities	2.16	1.58	(0.20)	1.02	0.25

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.27)	(0.02)	(0.18)	(0.05)
Net Realized Gains	(0.09)	(0.05)	(0.02)	(0.05)	—

Total Dividends	(0.31)	(0.32)	(0.04)	(0.23)	(0.05)

Net Asset Value, End of Period	$13.86	$12.01	$10.75	$10.99	$10.20

Total Return(b)	18.12%	14.78%	(1.83)%	10.02%	2.45	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$711,214	$409,883	$302,592	$156,980	$54,952
Net Investment Income/(Loss)(d)	2.10%	2.80%	2.90%	3.13%	2.11%
Expenses Before Reductions(d)(e)	1.05%	1.09%	1.16%	1.25%	1.20%
Expenses Net of Reductions(d)	1.05%	1.09%	1.16%	1.19%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.05%	1.09%	1.16%	1.19%	1.20%
Portfolio Turnover Rate	24%	19%	17%	17%	2	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

26

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for

27

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the fair value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $16.3 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $23,670 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2013, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks

28

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $162.4 million as of December 31, 2013. The monthly average amount for these contracts was $120.4 million for the year ended December 31, 2013.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2013, the Fund used written call options to hedge against security prices (equity risk). A stock index fluctuates with changes in the fair values of the stocks included in the index, and therefore options on stock indexes and options on stocks involve elements of equity price risk.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2013:

	Number of Contracts	Cost
Options outstanding at December 31, 2012	—	$—
Options purchased	290	175,928
Options exercised	—	—
Options expired	—	—
Options closed	(138)	(63,899)

Options outstanding at December 31, 2013	152	$112,029

The Fund had the following transactions in written call and put options during the year ended December 31, 2013:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—
Options written	(1)	(999)
Options exercised	—	—
Options expired	—	—
Options closed	1	999

Options outstanding at December 31, 2013	—	$—

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments.

29

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2013, the Fund entered into interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $6.1 million as of December 31, 2013. The monthly average gross notional amount for interest rate swaps was $2.6 million for the year ended December 31, 2013.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Equity Risk Exposure
Option Contracts	Investment securities, at value (purchased options)	$98,040	Written options	$—
Interest Rate Risk
Interest Rate Swap Agreements	Unrealized appreciation on swap agreements	—	Unrealized depreciation on swap agreements	100,658
Foreign Exchange Rate Risk Exposure
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	3,359,861	Unrealized depreciation on forward currency contracts	3,441,086

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Option Contracts	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation on Investments

Equity Risk Exposure	$—	$32,961	$—	$(13,989)

Interest Rate Risk Exposure	—	—	—	(100,658)

Foreign Exchange Rate Risk Exposure	—	—	547,677	259,587

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2013. For financial reporting purposes, the Fund dose not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statements of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013.

30

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$3,359,861	$3,441,086
Option contracts*	98,040	—
Swap agreements	—	100,658

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,457,901	3,541,744
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,468,510)	(2,215,112)

Total assets and liabilities subject to a MNA	$1,989,391	$1,326,632

*	Includes option contracts purchased at value as reported in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Barclays Bank	$623,805	$(588,631)	$—	$(35,174)	$—
Citibank	422,989	(417,428)	—	—	5,561
JPMorgan Chase	942,597	(320,573)	(554,338)	—	67,686

Total	$1,989,391	$(1,326,632)	$(554,338)	$(35,174)	$73,247

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank	$588,631	$(588,631)	$—	$—	$—
Citibank	417,428	(417,428)	—	—	—
JPMorgan Chase	320,573	(320,573)	—	—	—

Total	$1,326,632	$(1,326,632)	$—	$—	$—

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained three independent money management organizations (the “Subadvisers”), Franklin Advisers, Inc. (“Advisers”), Franklin Mutual Advisers, LLC (“Franklin Mutual”) and Templeton Global Advisors Limited (“Global Advisors”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and Advisers, the Manager and Franklin Mutual, and the Manager and Global Advisors, and the Trust, Advisers, Franklin Mutual and Global Advisors provide investment advisory services as the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

31

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $6,652 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the far value hierarchy.

32

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Aerospace & Defense	$3,617,530	$634,364	$—		$4,251,894
Air Freight & Logistics	2,169,004	1,755,632	—		3,924,636
Automobiles	2,985,447	4,291,205	—		7,276,652
Beverages	4,650,426	548,359	—		5,198,785
Biotechnology	2,542,343	—	—		2,542,343
Capital Markets	3,380,435	3,278,622	—		6,659,057
Chemicals	7,115,674	2,553,075	—		9,668,749
Commercial Banks	13,491,305	18,167,581	—		31,658,886
Commercial Services & Supplies	1,402,963	619,749	—		2,022,712
Communications Equipment	6,814,144	1,564,860	—		8,379,004
Computers & Peripherals	9,692,371	—	—		9,692,371
Containers & Packaging	1,462,834	—	—		1,462,834
Diversified Banks	611,836	—	—		611,836
Diversified Financial Services	13,145,617	5,282,842	—		18,428,459
Diversified Telecommunication Services	2,472,757	5,802,126	—		8,274,883
Electric Utilities	11,160,194	—	—		11,160,194
Electronic Equipment, Instruments & Components	1,206,549	—	—		1,206,549
Energy Equipment & Services	13,956,737	1,246,885	—		15,203,622
Food & Staples Retailing	11,415,701	4,890,745	—		16,306,446
Gas Utilities	135,550	—	—		135,550
Health Care Equipment & Supplies	6,820,849	1,133,094	—		7,953,943
Health Care Providers & Services	4,933,553	—	—		4,933,553
Hotels, Restaurants & Leisure	260,040	—	—		260,040
Independent Power Producers & Energy Traders	1,817,252	—	—	^	1,817,252
Industrial Conglomerates	2,504,200	3,575,476	—		6,079,676
Insurance	13,461,434	10,001,775	—		23,463,209
Machinery	4,715,320	1,256,203	—		5,971,523
Media	16,375,405	4,754,057	—	^	21,129,462
Metals & Mining	9,847,902	6,602,090	—		16,449,992
Multiline Retail	2,956,387	1,061,605	—		4,017,992
Multi-Utilities	5,205,083	865,289	—		6,070,372
Office Electronics	2,591,881	1,464,860	—		4,056,741
Oil, Gas & Consumable Fuels	31,261,807	17,042,111	—	^	48,303,918
Paper & Forest Products	3,088,923	—	—		3,088,923
Personal Products	1,202,214	—	—		1,202,214
Pharmaceuticals	26,177,590	11,200,779	—		37,378,369
Real Estate Investment Trusts (REITs)	843,480	75,852	—		919,332
Real Estate Management & Development	485,413	—	67,853		553,266
Semiconductors & Semiconductor Equipment	3,403,895	5,334,144	—		8,738,039
Software	13,501,268	1,594,326	—		15,095,594
Tobacco	4,799,355	4,672,285	—		9,471,640
Wireless Telecommunication Services	1,701,729	8,511,130	—		10,212,859
Total Other Common Stocks	—	20,868,079	—		20,868,079
Preferred Stocks
Commercial Banks	181,832	—	—		181,832
Metals & Mining	146,825	—	—		146,825

33

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

Investment Securities:	Level 1	Level 2	Level 3	Total

Convertible Preferred Stocks+
Commercial Banks	$—	$461,760	$—	$461,760
Commercial Services & Supplies	—	53,923	—	53,923
Oil, Gas & Consumable Fuels	—	462,813	—	462,813
Real Estate Investment Trusts (REITs)	—	60,625	—	60,625
Total Other Convertible Preferred Stocks	1,252,092	—	—	1,252,092
Convertible Bonds
Automobiles	—	2,559,466	—	2,559,466
Construction Materials	—	1,006,338	—	1,006,338
Floating Rate Loans	—	5,805,137	—	5,805,137
Corporate Bonds+	—	54,131,054	—	54,131,054
Foreign Bonds	—	110,982,886	—	110,982,886
Yankee Dollars	—	21,752,277	—	21,752,277
U.S. Treasury Obligations	—	8,598,790	—	8,598,790
U.S. Government Agency Mortgages	—	30,000,000	—	30,000,000
Securities Held as Collateral for Securities on Loan	—	13,827,477	—	13,827,477
Unaffiliated Investment Company	46,344,695	—	—	46,344,695
Purchased Put Option	98,040	—	—	98,040

Total Investment Securities	319,407,881	400,351,746	67,853	719,827,480

Other Financial Instruments*
Forward Currency Contracts	—	(81,225)	—	(81,225)
Interest Rate Swaps	—	(100,658)	—	(100,658)

Total Investments	$319,407,881	$400,169,863	$67,853	$719,645,597

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as Forward Currency Contracts and Swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2013.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Templeton Founding Strategy Plus Fund	$266,514,543	$111,760,664

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2013 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Dynegy Holdings, Inc., 7.50%, 6/1/15	10/1/12	—	410,000	—	—%
Dynegy Holdings, Inc., 8.38%, 5/1/16	10/1/12	—	50,000	—	—%
Dynegy Holdings, Inc., 7.75%, 6/1/19	10/1/12	—	170,000	—	—%
Tribune Co.	12/31/12	—	5,213	—	—%

(a)	Acquisition date represents initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in

34

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $630,688,257. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$99,321,212
Unrealized depreciation	(10,181,989)

Net unrealized appreciation/(depreciation)	$89,139,223

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$11,523,700	$2,368,045	$13,891,745

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$8,640,680	$1,692,782	$10,333,462

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Franklin Templeton Founding Strategy Plus Fund	$14,780,659	$10,598,973	$—	$88,569,175	$113,948,807

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

36

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 25.91% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $2,368,044.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $1,767,936.

37

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

38

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of

39

the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with

40

Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

41

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

42

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

43

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Gateway Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Gateway Fund returned 8.44%. That compared to a 32.39% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its hedged-equity strategy, which seeks to reduce wide swings in the portfolio’s value that can be caused by stock market volatility.

The Fund’s objective is to capture the majority of returns of equity market investments, however at a reduced level of risk. To pursue this strategy, the Fund holds a broadly diversified portfolio of stocks while also using index options to generate cash inflow and reduce the risk associated with un-hedged equity market investments. Selling index call options reduces the Fund’s volatility and provides steady cash flow that is an important source of the Fund’s return, although, the use of these options limits the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also purchases put options to protect against sudden, short-term stock market declines.*

The Fund’s performance during the period was affected by trends related to investor risk tolerance and assessment of market volatility. There were two short-term spikes in overall market volatility as measured by the Chicago Board Options Exchange Volatility Index® (the “VIX®”)2. One spike occurred in late June and the other in early October. Apart from these two short-term spikes, volatility remained suppressed for much of the 12-month period.*

The low levels of volatility during much of the period dragged on the Fund’s returns. The monthly average for the VIX during the period was 14.78%—well below the 20.20% monthly averages since 1990. A lower VIX results in less cash flow for the sale of call options, and that reduced cash flow acts as a headwind against the Fund’s performance.

As expected, the nature of the Fund’s strategy also limits relative returns in times when the S&P 500 posts strong gains in a short period, such as the first and fourth quarters of 2013. When the S&P 500 rises far above the level of premiums the Fund earned from selling call options, the Fund’s relative returns suffer. As a result, when the S&P 500 posted returns of 10.61% and 10.49%, respectively, in the first and fourth quarters of 2013, the Fund gained 3.60% and 3.37% for the same periods.*

The second and third quarters of 2013 were the weakest quarters of the year for equities, as the S&P 500 was up 2.92% and 5.25%, respectively. During these quarters the Fund was up 0.09% and 1.17%, respectively. During both quarters, equity markets exhibited choppy behavior as strong rallies were interrupted by sharp declines. As an illustration of the effectiveness of the Fund’s hedging strategy, the Fund’s August return was -1.14% while the S&P 500 returned
-2.90%.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500® Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.

Investors cannot invest directly in an index.

1

AZL® Gateway Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options and buying index put options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

			Since
	1	3	Inception
	Year	Year	(4/30/10)
AZL® Gateway Fund	8.44%	5.19%	4.78%
S&P 500 Index	32.39%	16.18%	15.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Gateway Fund	1.15%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.25% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.14%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Gateway Fund	$1,000.00	$1,045.80	$5.67	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Gateway Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	18.6%
Financials	15.1
Consumer Discretionary	12.5
Health Care	12.5
Industrials	11.2
Energy	9.9
Consumer Staples	9.7
Materials	3.7
Utilities	3.0
Telecommunication Services	2.4

Total Common Stock	98.6
Purchased Put Options	0.2
Money Market	4.1

Total Investment Securities	102.9
Net other assets (liabilities)	(2.9)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks+ (98.6%):
Aerospace & Defense (2.8%):
13,590	Boeing Co. (The)	$1,854,898
17,375	Honeywell International, Inc.	1,587,554
8,555	Raytheon Co.	775,939
14,605	United Technologies Corp.	1,662,049

		5,880,440

Air Freight & Logistics (0.8%):
17,050	United Parcel Service, Inc., Class B	1,791,614

Auto Components (0.0%):
4,150	Cooper Tire & Rubber Co.	99,766

Automobiles (0.3%):
37,310	Ford Motor Co.	575,693

Beverages (2.2%):
55,310	Coca-Cola Co. (The)	2,284,857
3,038	Monster Beverage Corp.*	205,885
25,045	PepsiCo, Inc.	2,077,232

		4,567,974

Biotechnology (2.7%):
14,615	Amgen, Inc.	1,668,448
3,800	Biogen Idec, Inc.*	1,063,050
4,200	Celgene Corp.*	709,632
24,890	Gilead Sciences, Inc.*	1,870,484
1,000	Regeneron Pharmaceuticals, Inc.*	275,240
1,440	Vertex Pharmaceuticals, Inc.*	106,992

		5,693,846

Capital Markets (2.3%):
300	Affiliated Managers Group, Inc.*	65,064
42,190	Charles Schwab Corp. (The)	1,096,940
9,125	Eaton Vance Corp.	390,459
7,690	Goldman Sachs Group, Inc. (The)	1,363,129
12,745	Legg Mason, Inc.	554,153
23,590	Morgan Stanley	739,782
10,050	TD Ameritrade Holding Corp.	307,932
6,125	Waddell & Reed Financial, Inc., Class A	398,860

		4,916,319

Chemicals (2.2%):
23,330	Dow Chemical Co. (The)	1,035,851
14,970	E.I. du Pont de Nemours & Co.	972,601
7,540	Eastman Chemical Co.	608,478
8,870	LyondellBasell Industries NV, Class A	712,084
7,290	Monsanto Co.	849,650
9,430	Olin Corp.	272,056
2,500	Potash Corp. of Saskatchewan, Inc.	82,400
8,260	RPM International, Inc.	342,873

		4,875,993

Commercial Banks (2.2%):
4,330	Associated Banc-Corp.	75,342
3,380	FirstMerit Corp.	75,137
4,450	Old National Bancorp	68,397
27,805	U.S. Bancorp	1,123,322
72,155	Wells Fargo & Co.	3,275,837

		4,618,035

Commercial Services & Supplies (0.7%):
5,920	ADT Corp. (The)	239,582
9,690	R.R. Donnelley & Sons Co.	196,513

Shares		Fair Value
Common Stocks+, continued
Commercial Services & Supplies, continued
9,040	Tyco International, Ltd.	$371,002
12,065	Waste Management, Inc.	541,357

		1,348,454

Communications Equipment (1.6%):
69,170	Cisco Systems, Inc.	1,552,866
6,099	Motorola Solutions, Inc.	411,683
15,620	QUALCOMM, Inc.	1,159,785
9,670	Telefonaktiebolaget LM Ericsson, Sponsored ADR	118,361

		3,242,695

Computers & Peripherals (3.8%):
11,585	Apple, Inc.	6,500,459
26,730	EMC Corp.	672,260
26,245	Hewlett-Packard Co.	734,335
5,610	Seagate Technology plc	315,058

		8,222,112

Consumer Finance (0.9%):
14,560	American Express Co.	1,321,029
12,180	Discover Financial Services	681,471

		2,002,500

Containers & Packaging (0.4%):
6,565	Avery Dennison Corp.	329,497
12,140	MeadWestvaco Corp.	448,331
3,010	Sonoco Products Co.	125,577

		903,405

Distributors (0.3%):
7,435	Genuine Parts Co.	618,518

Diversified Financial Services (5.0%):
108,935	Bank of America Corp.	1,696,118
20,430	Berkshire Hathaway, Inc., Class B*	2,422,181
44,268	Citigroup, Inc.	2,306,805
8,285	CME Group, Inc.	650,041
985	IntercontinentalExchange Group, Inc.	221,546
58,420	JPMorgan Chase & Co.	3,416,402

		10,713,093

Diversified Telecommunication Services (2.4%):
80,045	AT&T, Inc.	2,814,382
17,614	Frontier Communications Corp.	81,905
43,135	Verizon Communications, Inc.	2,119,654

		5,015,941

Electric Utilities (1.2%):
23,371	Duke Energy Corp.	1,612,833
1,970	Hawaiian Electric Industries, Inc.	51,338
8,320	OGE Energy Corp.	282,048
18,265	Pepco Holdings, Inc.	349,409

		2,295,628

Electrical Equipment (1.3%):
14,280	Eaton Corp. plc	1,086,994
16,040	Emerson Electric Co.	1,125,687
2,670	Hubbell, Inc., Class B	290,763

		2,503,444

Continued

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks+, continued
Electronic Equipment, Instruments & Components (0.4%):
25,880	Corning, Inc.	$461,182
6,950	TE Connectivity, Ltd.	383,014

		844,196

Energy Equipment & Services (2.2%):
9,800	Baker Hughes, Inc.	541,548
1,495	CARBO Ceramics, Inc.	174,212
3,550	Diamond Offshore Drilling, Inc.	202,066
21,500	Halliburton Co.	1,091,125
13,635	Patterson-UTI Energy, Inc.	345,238
22,931	Schlumberger, Ltd.	2,066,312
2,000	Seadrill, Ltd.	82,160
3,170	Tidewater, Inc.	187,886

		4,690,547

Food & Staples Retailing (1.9%):
22,085	CVS Caremark Corp.	1,580,623
10,100	Walgreen Co.	580,144
24,480	Wal-Mart Stores, Inc.	1,926,332

		4,087,099

Food Products (1.4%):
23,530	ConAgra Foods, Inc.	792,961
13,640	Kraft Foods Group, Inc., Class A	735,469
41,070	Mondelez International, Inc., Class A	1,449,771

		2,978,201

Gas Utilities (0.6%):
1,776	AGL Resources, Inc.	83,880
4,880	National Fuel Gas Co.	348,432
11,360	ONEOK, Inc.	706,365
3,350	WGL Holdings, Inc.	134,201

		1,272,878

Health Care Equipment & Supplies (2.0%):
30,400	Abbott Laboratories	1,165,231
12,810	Baxter International, Inc.	890,936
35,380	Boston Scientific Corp.*	425,268
7,390	Covidien plc	503,259
520	Intuitive Surgical, Inc.*	199,722
18,775	Medtronic, Inc.	1,077,497

		4,261,913

Health Care Providers & Services (1.8%):
14,444	Aetna, Inc.	990,714
10,045	Express Scripts Holding Co.*	705,561
3,320	HCA Holdings, Inc.*	158,397
16,080	UnitedHealth Group, Inc.	1,210,824
3,790	Universal Health Services, Inc., Class B	307,975
4,720	WellPoint, Inc.	436,081

		3,809,552

Hotels, Restaurants & Leisure (1.8%):
14,460	International Game Technology	262,594
5,650	Las Vegas Sands Corp.	445,616
20,205	McDonald’s Corp.	1,960,490
7,820	Melco Crown Entertainment, Ltd., Sponsored ADR*	306,700
9,990	MGM Resorts International*	234,965
1,460	Tim Hortons, Inc.	85,235
5,690	Wendy’s Co. (The)	49,617

Shares		Fair Value
Common Stocks+, continued
Hotels, Restaurants & Leisure, continued
2,420	Wynn Resorts, Ltd.	$469,988

		3,815,205

Household Durables (1.0%):
13,160	Leggett & Platt, Inc.	407,170
14,825	Newell Rubbermaid, Inc.	480,479
11,790	Toll Brothers, Inc.*	436,230
4,195	Tupperware Brands Corp.	396,553
2,640	Whirlpool Corp.	414,110

		2,134,542

Household Products (2.2%):
14,160	Colgate-Palmolive Co.	923,374
7,545	Kimberly-Clark Corp.	788,151
35,355	Procter & Gamble Co. (The)	2,878,250

		4,589,775

Industrial Conglomerates (2.5%):
9,695	3M Co.	1,359,724
142,805	General Electric Co.	4,002,824

		5,362,548

Insurance (3.0%):
1,350	AEGON NV, NYS, Registered Shares, Sponsored ADR	12,798
6,600	AFLAC, Inc.	440,880
13,780	Allstate Corp. (The)	751,561
22,570	American International Group, Inc.	1,152,199
4,370	Aon plc	366,599
6,800	Arthur J. Gallagher & Co.	319,124
9,015	Fidelity National Financial, Inc., Class A	292,537
10,860	Lincoln National Corp.	560,593
14,965	Marsh & McLennan Cos., Inc.	723,707
2,380	Mercury General Corp.	118,310
12,420	Old Republic International Corp.	214,493
6,670	Principal Financial Group, Inc.	328,898
6,960	Travelers Cos., Inc. (The)	630,158
10,685	XL Group plc, Class B	340,210

		6,252,067

Internet & Catalog Retail (1.2%):
5,945	Amazon.com, Inc.*	2,370,806
650	Netflix, Inc.*	239,311

		2,610,117

Internet Software & Services (2.8%):
5,340	Akamai Technologies, Inc.*	251,941
1,590	Baidu, Inc., Sponsored ADR*	282,829
19,040	eBay, Inc.*	1,045,106
3,475	Google, Inc., Class A*	3,894,466
1,150	LinkedIn Corp., Class A*	249,355
6,020	VeriSign, Inc.*	359,876

		6,083,573

IT Services (3.8%):
16,710	Automatic Data Processing, Inc.	1,350,335
4,060	Broadridge Financial Solutions, Inc.	160,451
6,420	Cognizant Technology Solutions Corp., Class A*	648,292
8,990	Fidelity National Information Services, Inc.	482,583
13,135	International Business Machines Corp.	2,463,732
21,015	Paychex, Inc.	956,813

Continued

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks+, continued
IT Services, continued
7,910	Visa, Inc., Class A	$1,761,399
19,355	Western Union Co.	333,874

		8,157,479

Leisure Equipment & Products (0.4%):
17,800	Mattel, Inc.	846,924

Machinery (2.4%):
9,500	Caterpillar, Inc.	862,695
6,470	Cummins, Inc.	912,077
6,480	Deere & Co.	591,818
6,145	Parker Hannifin Corp.	790,493
5,429	Pentair, Ltd., Registered Shares	421,670
2,745	Snap-On, Inc.	300,632
4,445	SPX Corp.	442,766
6,730	Stanley Black & Decker, Inc.	543,044
4,970	Timken Co.	273,698

		5,138,893

Media (3.8%):
25,300	Comcast Corp., Class A	1,314,715
1,077	Liberty Global plc, Series C*	90,813
1,909	Liberty Global plc, Class A*	169,882
6,186	News Corp., Class B*	110,296
9,385	Omnicom Group, Inc.	697,962
61,020	Sirius XM Holdings, Inc.*	212,960
7,720	Time Warner Cable, Inc.	1,046,060
20,390	Time Warner, Inc.	1,421,591
24,895	Twenty-First Century Fox, Inc., Class B	861,367
29,150	Walt Disney Co. (The)	2,227,059

		8,152,705

Metals & Mining (1.1%):
20,235	Alcoa, Inc.	215,098
22,170	Freeport-McMoRan Copper & Gold, Inc.	836,696
5,815	Gerdau SA, Sponsored ADR	45,590
9,930	Nucor Corp.	530,063
6,750	Silver Wheaton Corp.	136,283
5,259	Southern Copper Corp.	150,986
12,700	Steel Dynamics, Inc.	248,158
2,970	Worthington Industries, Inc.	124,978

		2,287,852

Multiline Retail (0.9%):
4,545	J.C. Penney Co., Inc.*	41,587
11,390	Macy’s, Inc.	608,226
7,150	Nordstrom, Inc.	441,870
1,520	Sears Holdings Corp.*	74,541
10,910	Target Corp.	690,275

		1,856,499

Multi-Utilities (1.3%):
16,240	Ameren Corp.	587,238
15,030	CenterPoint Energy, Inc.	348,395
16,185	Consolidated Edison, Inc.	894,708
5,515	Integrys Energy Group, Inc.	300,071
22,510	Public Service Enterprise Group, Inc.	721,220

		2,851,632

Shares		Fair Value
Common Stocks+, continued
Oil, Gas & Consumable Fuels (7.7%):
18,575	Chesapeake Energy Corp.	$504,126
27,900	Chevron Corp.	3,484,989
1,270	CNOOC, Ltd., Sponsored ADR	238,328
29,410	ConocoPhillips	2,077,817
12,590	CONSOL Energy, Inc.	478,924
57,910	Exxon Mobil Corp.	5,860,491
2,150	HollyFrontier Corp.	106,834
16,270	Occidental Petroleum Corp.	1,547,277
13,080	Phillips 66	1,008,860
16,045	Southwestern Energy Co.*	631,050
3,210	Statoil ASA, Sponsored ADR	77,457
1,890	Total SA, Sponsored ADR	115,800

		16,131,953

Personal Products (0.2%):
13,740	Avon Products, Inc.	236,603
2,090	Herbalife, Ltd.	164,483

		401,086

Pharmaceuticals (6.0%):
29,850	Abbvie, Inc.	1,576,379
27,370	Bristol-Myers Squibb Co.	1,454,716
16,710	Eli Lilly & Co.	852,210
4,510	GlaxoSmithKline plc, Sponsored ADR	240,789
37,010	Johnson & Johnson Co.	3,389,745
967	Mallinckrodt plc*	50,535
44,100	Merck & Co., Inc.	2,207,205
98,495	Pfizer, Inc.	3,016,902

		12,788,481

Professional Services (0.1%):
1,890	Dun & Bradstreet Corp.	231,998

Real Estate Investment Trusts (REITs) (1.5%):
29,440	American Capital Agency Corp.	567,897
46,230	Annaly Capital Management, Inc.	460,913
28,220	Duke Realty Corp.	424,429
6,340	Hatteras Financial Corp.	103,596
3,180	Healthcare Realty Trust, Inc.	67,766
10,870	Liberty Property Trust	368,167
10,895	Mack-Cali Realty Corp.	234,025
12,225	Senior Housing Properties Trust	271,762
13,068	Ventas, Inc.	748,534

		3,247,089

Road & Rail (0.6%):
34,435	CSX Corp.	990,695
12,780	Hertz Global Holdings, Inc.*	365,764

		1,356,459

Semiconductors & Semiconductor Equipment (2.5%):
18,490	Advanced Micro Devices, Inc.*	71,556
8,630	Altera Corp.	280,734
8,940	Analog Devices, Inc.	455,314
30,330	Applied Materials, Inc.	536,538
1,720	First Solar, Inc.*	93,981
74,115	Intel Corp.	1,924,024
7,865	Linear Technology Corp.	358,251
9,695	Microchip Technology, Inc.	433,851
11,935	NVIDIA Corp.	191,199

Continued

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks+, continued
Semiconductors & Semiconductor Equipment, continued
5,360	Skyworks Solutions, Inc.*	$153,082
10,460	Texas Instruments, Inc.	459,299
7,750	Xilinx, Inc.	355,880

		5,313,709

Software (3.7%):
14,790	Activision Blizzard, Inc.	263,706
11,875	Adobe Systems, Inc.*	711,075
8,270	Autodesk, Inc.*	416,229
110,345	Microsoft Corp.	4,130,212
4,430	Nuance Communications, Inc.*	67,336
47,125	Oracle Corp.	1,803,003
14,470	Symantec Corp.	341,203
5,890	TIBCO Software, Inc.*	132,407

		7,865,171

Specialty Retail (2.7%):
3,290	Abercrombie & Fitch Co., Class A	108,274
10,230	American Eagle Outfitters, Inc.	147,312
100	AutoZone, Inc.*	47,794
5,845	Best Buy Co., Inc.	233,099
5,590	Foot Locker, Inc.	231,650
11,825	Gap, Inc. (The)	462,121
23,015	Home Depot, Inc. (The)	1,895,054
9,820	L Brands, Inc.	607,367
24,510	Lowe’s Cos., Inc.	1,214,471
5,350	Tiffany & Co.	496,373
5,960	TJX Cos., Inc. (The)	379,831

		5,823,346

Thrifts & Mortgage Finance (0.2%):
23,675	New York Community Bancorp, Inc.	398,924

Tobacco (1.8%):
35,270	Altria Group, Inc.	1,354,015
21,715	Philip Morris International, Inc.	1,892,028
9,670	Reynolds American, Inc.	483,403
4,107	Vector Group, Ltd.	67,232

		3,796,678

Shares		Fair Value
Common Stocks+, continued
Trading Companies & Distributors (0.1%):
3,185	GATX Corp.	$166,161

Total Common Stocks (Cost $160,236,576)		209,490,722

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Purchased Put Options (0.2%):
432	On S&P 500 Index, Strike @ 1625 Exp 1/18/14	38,880
213	On S&P 500 Index, Strike @ 1650 Exp 1/18/14	20,235
153	On S&P 500 Index, Strike @ 1600 Exp 2/22/14	40,545
153	On S&P 500 Index, Strike @ 1650 Exp 2/22/14	58,905
171	On S&P 500 Index, Strike @ 1675 Exp 3/22/14	159,885

Total Purchased Put Options (Cost $941,257)		318,450

Unaffiliated Investment Company (4.1%):
8,602,612	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	8,602,612

Total Unaffiliated Investment Company (Cost $8,602,612)		8,602,612

Total Investment Securities (Cost $169,780,445)(b) — 102.9%		218,411,784
Net other assets (liabilities) — (2.9)%		(6,247,926)

Net Assets — 100.0%		$212,163,858

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2013

Written Options

Number of Contracts		Fair Value
Written Call Options (-2.8%)
(125)	On S&P 500 Index, Strike @ 1780 Exp 1/3/14	$(893,750)
(134)	On S&P 500 Index, Strike @ 1810 Exp 1/10/14	(592,950)
(124)	On S&P 500 Index, Strike @ 1775 Exp 1/18/14	(926,900)
(105)	On S&P 500 Index, Strike @ 1790 Exp 1/18/14	(639,975)
(135)	On S&P 500 Index, Strike @ 1800 Exp 1/18/14	(702,675)
(124)	On S&P 500 Index, Strike @ 1810 Exp 1/18/14	(538,780)
(132)	On S&P 500 Index, Strike @ 1800 Exp 2/22/14	(812,460)
(105)	On S&P 500 Index, Strike @ 1810 Exp 2/22/14	(568,575)
(138)	On S&P 500 Index, Strike @ 1840 Exp 2/22/14	(471,270)

Total Written Call Options (Premiums Received $(3,078,945))		$(6,147,335)

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$169,780,445

Investment securities, at value	$218,411,784
Interest and dividends receivable	347,339
Reclaims receivable	2,279

Total Assets	218,761,402

Liabilities:
Payable for capital shares redeemed	242,385
Written Options (Premiums received $3,078,945)	6,147,335
Manager fees payable	142,128
Administration fees payable	7,568
Distribution fees payable	44,415
Custodian fees payable	2,856
Administrative and compliance services fees payable	1,048
Trustee fees payable	8
Other accrued liabilities	9,801

Total Liabilities	6,597,544

Net Assets	$212,163,858

Net Assets Consist of:
Capital	$196,097,335
Accumulated net investment income/(loss)	2,576,767
Accumulated net realized gains/(losses) from investment transactions	(32,073,193)
Net unrealized appreciation/(depreciation) on investments	45,562,949

Net Assets	$212,163,858

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,213,063
Net Asset Value (offering and redemption price per share)	$11.65

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$4,672,842
Foreign withholding tax	(1,147)

Total Investment Income	4,671,695

Expenses:
Manager fees	1,527,217
Administration fees	63,390
Distribution fees	477,254
Custodian fees	9,827
Administrative and compliance services fees	4,063
Trustee fees	10,543
Professional fees	10,617
Shareholder reports	7,174
Other expenses	6,022

Total expenses before reductions	2,116,107
Less expenses paid indirectly	(18,590)

Net expenses	2,097,517

Net Investment Income/(Loss)	2,574,178

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	3,962,452
Net realized gains/(losses) on options contracts	(32,116,883)
Change in net unrealized appreciation/depreciation on investments	40,871,485

Net Realized/Unrealized Gains/(Losses) on Investments	12,717,054

Change in Net Assets Resulting From Operations	$15,291,232

See accompanying notes to the financial statements.

9

Statements of Changes in Net Assets

	AZL Gateway Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,574,178	$1,649,440
Net realized gains/(losses) on investment transactions	(28,154,431)	(3,853,022)
Change in unrealized appreciation/depreciation on investments	40,871,485	3,825,648

Change in net assets resulting from operations	15,291,232	1,622,066

Dividends to Shareholders:
From net investment income	(1,613,620)	(446,840)

Change in net assets resulting from dividends to shareholders	(1,613,620)	(446,840)

Capital Transactions:
Proceeds from shares issued	48,460,939	129,063,847
Proceeds from dividends reinvested	1,613,620	446,840
Value of shares redeemed	(21,384,395)	(13,005,502)

Change in net assets resulting from capital transactions	28,690,164	116,505,185

Change in net assets	42,367,776	117,680,411
Net Assets:
Beginning of period	169,796,082	52,115,671

End of period	$212,163,858	$169,796,082

Accumulated net investment income/(loss)	$2,576,767	$1,653,291

Share Transactions:
Shares issued	4,277,413	11,864,273
Dividends reinvested	142,798	40,957
Shares redeemed	(1,891,764)	(1,214,131)

Change in shares	2,528,447	10,691,099

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.83	$10.44	$10.13	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.06	0.09	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.78	0.37	0.22	0.13

Total from Investment Activities	0.91	0.43	0.31	0.20

Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.04)	—	(0.07)

Total Dividends	(0.09)	(0.04)	—	(0.07)

Net Asset Value, End of Period	$11.65	$10.83	$10.44	$10.13

Total Return(b)	8.44%	4.15%	3.06%	1.98	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$212,164	$169,796	$52,116	$16,217
Net Investment Income/(Loss)(d)	1.35%	1.74%	1.37%	1.38%
Expenses Before Reductions(d)(e)	1.11%	1.14%	1.25%	1.59%
Expenses Net of Reductions(d)	1.10%	1.11%	1.24%	1.25%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.11%	1.14%	1.25%	1.25%
Portfolio Turnover Rate	16%	5%	12%	28	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2013

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2013, the Fund used written call options to hedge against security prices (equity risk).

A stock index fluctuates with changes in the fair values of the stocks included in the index, and therefore options on stock indexes and options on stocks involve elements of equity price risk.

Purchased Options Contracts – The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts – The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2013:

	Number of Contracts	Cost
Options outstanding at December 31, 2012	1,165	$1,461,813
Options purchased	7,627	7,448,205
Options exercised	—	—
Options expired	(1,264)	(1,418,463)
Options closed	(6,406)	(6,550,300)

Options outstanding at December 31, 2013	1,122	$941,255

The Fund had the following transactions in written call and put options during the year ended December 31, 2013:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	(1,165)	$(4,068,892)
Options written	(11,047)	(33,663,844)
Options exercised	—	—
Options expired	—	—
Options closed	11,090	34,653,791

Options outstanding at December 31, 2013	(1,122)	$(3,078,945)

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Contracts	Investment securities, at value (purchased options)	$318,450	Written options	$6,147,335

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on options contracts / change in unrealized appreciation/depreciation on investments	$(32,116,883)	$2,374,042

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $2,398 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2013

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied. Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$209,490,722	$—	$209,490,722
Purchased Put Options	318,450	—	318,450
Unaffiliated Investment Company	8,602,612	—	8,602,612

Total Investment Securities	218,411,784	—	218,411,784

Other Financial Instruments*:
Written Call Options	(3,068,388)	—	(3,068,388)

Total Investments	$215,343,396	$—	$215,343,396

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Gateway Fund	$29,726,284	$34,252,370

15

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2013

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $170,383,508. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$50,704,516
Unrealized depreciation	(2,676,240)

Net unrealized appreciation/(depreciation)	$48,028,276

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2018
AZL Gateway Fund	$10,170

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Gateway Fund	$15,485,569	$19,653,046	$35,138,615

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$1,613,620	$—	$1,613,620

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$446,840	$—	$446,840

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Gateway Fund	$2,564,227	$—	$(35,148,785)	$48,651,081	$16,066,523

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Gateway Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

18

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

21

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

22

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

24

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® International Index Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® International Index Fund returned 21.36%1. That compared to a 23.29% total return for its benchmark, the MSCI EAFE Index2.

The Fund attempts to replicate the performance of the MSCI EAFE index, which tracks the performance of 22 international equity markets.

International equities began the period with a powerful rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened in February, however, as global economic momentum slowed. Uncertainty in the Italian presidential elections and a banking crisis in Cyprus later in the first half of the period reminded investors of the ongoing risks of European financial and political instability. Midway through the period, speculation surrounding future monetary policy dominated equity markets, particularly news in May that the U.S. Federal Reserve might begin gradually reducing (or tapering) its monetary stimulus efforts before the end of the year.

The third quarter was marked by strong rallies interrupted by periods of volatility brought on by escalations in the Egyptian revolution and the civil war in Syria, and, later on, concerns that the United States would enter a technical default as it neared its debt limit. Equities finished the year on a strong note, however, as investors responded positively to the Fed’s announcement in mid-December that it would begin tapering in 2014 but maintain short-term interest rates at their low levels. Investors saw the decision as a signal of improving U.S. economic growth.

Equity markets in all of the developed countries represented in the Fund’s benchmark moved higher for the period, in U.S. dollar terms. Finland and Ireland posted the biggest gains in the index, followed by Germany, which has a significant representation in the index composition. Japanese equities also posted strong gains for the 12-month period as a weakening yen benefited the nation’s exporters, which make up a large portion of the country’s equity market.

The Fund’s underperformance of its benchmark is primarily the result of Fund expenses that are not incurred by the benchmark and fair value pricing of holdings trading on international exchanges. Fair valuation estimations may deviate somewhat from prices tracked by the benchmark, which may in turn lead to variations in performance between the Fund and its benchmark.

Consumer-driven areas of the index were the strongest performers fueled by low interest rates, and rising home prices. In particular, the telecommunication services sector generated the highest returns, followed by strong performance from the consumer discretionary, health care and information technology sectors. The growth-sensitive materials sector generated only modest returns in the tepid economic environment.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® International Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

			Since
	1	3	Inception
	Year	Year	(5/1/09)
AZL® International Index Fund	21.36%[1]	7.71%	13.17%
MSCI EAFE Index (gross of withholding taxes)	23.29%	8.66%	14.59%
MSCI EAFE Index (net of withholding taxes)	22.78%	8.17%	14.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® International Index Fund	0.80%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contact limiting operating expenses, excluding certain expenses (such as interest expense), to 0.77% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL International Index Fund	$1,000.00	$1,175.60	$4.22	0.77%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL International Index Fund	$1,000.00	$1,021.32	$3.92	0.77%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	25.1%
Industrials	12.6
Consumer Discretionary	11.7
Consumer Staples	10.6
Health Care	9.8
Materials	8.3
Energy	6.7
Telecommunication Services	5.6
Information Technology	4.7
Utilities	3.5

Total Common Stock, Preferred Stock and Rights	98.6
Securities Held as Collateral for Securities on Loan	0.7
Money Market	0.1

Total Investment Securities	99.4
Net other assets (liabilities)	0.6

Net Assets	100.0%

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (98.0%):
Aerospace & Defense (1.1%):
194,809	BAE Systems plc	$1,407,675
67,493	Cobham plc	306,892
35,259	European Aeronautic Defence & Space Co. NV	2,717,477
25,787	Finmeccanica SpA*	197,763
46,471	Meggitt plc	406,997
112,229	Rolls-Royce Holdings plc	2,376,617
9,340,804	Rolls-Royce Holdings plc*#	—
16,401	Safran SA	1,140,457
97,000	Singapore Technologies Engineering, Ltd.	305,384
5,633	Thales SA	363,108
2,093	Zodiac Aerospace	371,609

		9,593,979

Air Freight & Logistics (0.3%):
54,742	Deutsche Post AG	1,996,043
20,260	TNT Express NV	188,431
43,939	Toll Holdings, Ltd.	222,872
21,500	Yamato Holdings Co., Ltd.	435,340

		2,842,686

Airlines (0.0%):
69,000	All Nippon Airways Co., Ltd.^	137,852
71,000	Cathay Pacific Airways, Ltd.	150,347
14,473	Deutsche Lufthansa AG, Registered Shares*	307,089
9,954	easyJet plc	253,390
58,573	International Consolidated Airlines Group SA*	390,135
3,435	Japan Airlines Co., Ltd.	169,506
57,609	Qantas Airways, Ltd.*	56,567
1,200	Ryanair Holdings plc, ADR*	56,316
34,000	Singapore Airlines, Ltd.	280,915

		1,802,117

Auto Components (1.1%):
11,700	Aisin Sieki Co., Ltd.	476,198
39,000	Bridgestone Corp.	1,478,787
11,096	Compagnie Generale des Establissements Michelin SCA, Class B	1,184,010
6,671	Continental AG	1,463,290
29,300	DENSO Corp.	1,549,472
99,758	GKN plc	617,465
5,000	Koito Manufacturing Co., Ltd.	95,817
11,000	NGK Spark Plug Co., Ltd.	260,913
9,600	NHK SPRING Co., Ltd.	108,531
5,300	NOK Corp.	86,834
7,027	Nokian Renkaat OYJ	338,054
13,415	Pirelli & C. SpA	232,822
9,000	Stanley Electric Co., Ltd.	206,292
10,000	Sumitomo Rubber Industries, Ltd.	142,426
11,000	The Yokohama Rubber Co., Ltd.	108,396
3,700	Toyoda Gosei Co., Ltd.	86,228
3,100	Toyota Boshoku Corp.	38,757
10,100	Toyota Industries Corp.	456,580
4,437	Valeo SA	491,560

		9,422,432

Automobiles (3.8%):
19,887	Bayerische Motoren Werke AG (BMW)	2,332,038
12,000	Daihatsu Motor Co., Ltd.	203,597
57,804	Daimler AG, Registered Shares	5,003,169

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
53,342	Fiat SpA*	$437,758
35,000	Fuji Heavy Industries, Ltd.	1,005,597
97,900	Honda Motor Co., Ltd.	4,038,439
73,000	Isuzu Motors, Ltd.	455,231
164,000	Mazda Motor Corp.*	850,477
25,100	Mitsubishi Motors Corp.*^	271,002
148,700	Nissan Motor Co., Ltd.	1,252,053
11,457	Renault SA	924,937
22,200	Suzuki Motor Corp.	598,080
165,700	Toyota Motor Corp.	10,085,170
1,727	Volkswagen AG	467,943
17,100	Yamaha Motor Co., Ltd.	256,994

		28,182,485

Beverages (2.3%):
48,260	Anheuser-Busch InBev NV	5,145,269
23,100	Asahi Breweries, Ltd.	651,968
6,373	Carlsberg A/S, Class B	708,060
33,388	Coca-Cola Amatil, Ltd.	359,295
12,509	Coca-Cola HBC AG	365,368
3,100	Coca-Cola West Co., Ltd.	65,704
150,792	Diageo plc	4,980,129
6,248	Heineken Holding NV	396,201
13,705	Heineken NV	927,929
54,000	Kirin Holdings Co., Ltd.	777,984
12,859	Pernod Ricard SA	1,468,112
1,475	Remy Cointreau SA	123,970
57,960	SABMiller plc	2,984,410
7,900	Suntory Beverage & Food, Ltd.	251,923
36,895	Treasury Wine Estates, Ltd.	158,801

		19,365,123

Biotechnology (0.4%):
6,185	Actelion, Ltd., Registered Shares	524,457
29,387	CSL, Ltd.	1,813,581
9,048	Grifols SA	433,408

		2,771,446

Building Products (0.6%):
63,000	Asahi Glass Co., Ltd.	392,086
19,898	Assa Abloy AB, Class B	1,055,255
24,987	Compagnie de Saint-Gobain SA	1,380,967
13,900	Daikin Industries, Ltd.	867,573
2,221	Geberit AG, Registered Shares	679,615
16,300	Lixil Group Corp.	447,725
18,000	TOTO, Ltd.	285,810

		5,109,031

Capital Markets (2.1%):
59,663	3i Group plc	380,589
56,635	Aberdeen Asset Management plc	471,578
91,231	Credit Suisse Group AG, Registered Shares	2,801,746
98,300	Daiwa Securities Group, Inc.	984,625
61,292	Deutsche Bank AG, Registered Shares	2,924,235
31,809	ICAP plc	238,291
35,628	Investec plc	258,325
13,474	Julius Baer Group, Ltd.	649,891
17,024	Macquarie Group, Ltd.	839,368
32,373	Mediobanca SpA*	284,821

Continued

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
219,200	Nomura Holdings, Inc.	$1,696,819
991	Partners Group Holding AG	264,474
11,690	SBI Holdings, Inc.	177,451
6,431	Schroders plc	277,647
219,034	UBS AG, Registered Shares	4,173,838

		16,423,698

Chemicals (3.4%):
18,613	Air Liquide SA	2,638,399
8,000	Air Water, Inc.	108,537
14,572	Akzo Nobel NV	1,130,528
3,884	Arkema, Inc.	454,888
76,000	Asahi Kasei Corp.	595,790
55,160	BASF SE	5,881,516
8,319	Croda International plc	338,702
18,000	Daicel Chemical Industries, Ltd.	146,718
508	Ems-Chemie Holding AG	181,078
506	Givaudan SA, Registered Shares	725,128
5,400	Hitachi Chemical Co., Ltd.	86,207
91,314	Incitec Pivot, Ltd.	218,561
25,087	Israel Chemicals, Ltd.	209,233
163	Israel Corp., Ltd. (The)*	85,973
12,552	Johnson Matthey plc	683,351
10,000	JSR Corp.	193,939
10,653	K+S AG, Registered Shares	328,036
15,000	Kaneka Corp.	98,569
13,000	Kansai Paint Co., Ltd.	192,644
9,316	Koninklijke DSM NV	734,168
19,600	Kuraray Co., Ltd.	233,884
5,206	Lanxess AG	347,774
11,147	Linde AG	2,334,413
83,000	Mitsubishi Chemical Holdings Corp.	384,106
25,000	Mitsubishi Gas Chemical Co., Inc.	184,287
43,000	Mitsui Chemicals, Inc.	103,974
10,000	Nippon Paint Co., Ltd.	166,467
10,100	Nitto Denko Corp.	427,657
13,528	Novozymes A/S, B Shares	572,349
21,818	Orica, Ltd.	464,936
24,800	Shin-Etsu Chemical Co., Ltd.	1,450,412
88,000	Showa Denko K.K.^	124,804
133	Sika AG, Bearer Shares	473,084
3,466	Solvay SA	548,566
91,000	Sumitomo Chemical Co., Ltd.	357,040
5,577	Syngenta AG, Registered Shares	2,223,820
12,000	Taiyo Nippon Sanso Corp.	85,504
62,000	Teijin, Ltd.	138,176
89,000	Toray Industries, Inc.	616,754
61,000	Ube Industries, Ltd.	130,614
7,101	Umicore	331,709
10,809	Yara International ASA	467,130

		27,199,425

Commercial Banks (13.6%):
61,000	Aozora Bank, Ltd.	172,879
164,763	Australia & New Zealand Banking Group, Ltd.	4,742,115
357,240	Banca Monte dei Paschi di Siena SpA*^	86,707
347,948	Banco Bilbao Vizcaya Argentaria SA	4,310,872
198,570	Banco de Sabadell SA	518,958

Shares		Fair Value
Common Stocks, continued
Commercial Banks, continued
97,520	Banco Espirito Santo SA*	$139,503
75,447	Banco Popular Espanol SA*	455,492
682,388	Banco Santander SA	6,157,598
64,650	Bank Hapoalim BM	362,995
71,361	Bank Leumi Le*	291,989
77,600	Bank of East Asia, Ltd. (The)	329,032
1,366,242	Bank of Ireland*	474,163
21,000	Bank of Kyoto, Ltd. (The)	175,768
18,744	Bank of Queensland, Ltd.	204,014
69,000	Bank of Yokohama, Ltd. (The)	385,336
247,083	Bankia SA*	423,767
917,670	Barclays plc	4,151,486
25,785	Bendigo and Adelaide Bank, Ltd.	270,565
59,787	BNP Paribas SA	4,681,115
224,000	BOC Hong Kong Holdings, Ltd.	720,488
47,000	Chiba Bank, Ltd. (The)	317,690
9,000	Chugoku Bank, Ltd. (The)	114,314
198,030	Chuo Mitsui Trust Holdings, Inc.	1,046,370
58,171	Commerzbank AG*	937,413
96,806	Commonwealth Bank of Australia	6,743,670
60,620	Credit Agricole SA*	779,121
103,024	Criteria Caixacorp SA	536,925
39,992	Danske Bank A/S*	920,856
104,000	DBS Group Holdings, Ltd.	1,413,949
57,909	DnB NOR ASA	1,038,126
15,900	Erste Group Bank AG	556,208
47,000	Fukuoka Financial Group, Inc.	206,501
20,000	Gunma Bank, Ltd. (The)	111,895
28,000	Hachijuni Bank, Ltd. (The)	163,512
46,200	Hang Seng Bank, Ltd.	750,646
33,000	Hiroshima Bank, Ltd. (The)	136,841
65,000	Hokuhoku Financial Group, Inc.	129,783
1,120,467	HSBC Holdings plc	12,287,393
703,378	Intesa Sanpaolo SpA	1,745,972
14,000	Iyo Bank, Ltd. (The)	137,502
38,000	Joyo Bank, Ltd. (The)	194,477
15,289	KBC Groep NV	870,075
2,999,967	Lloyds Banking Group plc*	3,920,610
765,500	Mitsubishi UFJ Financial Group, Inc.	5,062,492
8,445	Mizrahi Tefahot Bank, Ltd.	110,708
1,381,639	Mizuho Financial Group, Inc.	2,992,920
141,057	National Australia Bank, Ltd.	4,402,499
55,329	Natixis	326,712
35,000	Nishi-Nippon City Bank, Ltd. (The)	94,365
181,225	Nordea Bank AB	2,454,718
154,000	Oversea-Chinese Banking Corp., Ltd.	1,247,004
2,976	Raiffeisen International Bank-Holding AG^	105,048
110,987	Resona Holdings, Inc.	566,203
128,433	Royal Bank of Scotland Group plc*	722,921
33,400	Seven Bank, Ltd.	130,712
103,000	Shinsei Bank, Ltd.	252,113
35,000	Shizuoka Bank, Ltd. (The)	374,486
90,464	Skandinaviska Enskilda Banken AB, Class A	1,197,193
43,423	Societe Generale	2,535,595
145,555	Standard Chartered plc	3,279,146
76,569	Sumitomo Mitsui Financial Group, Inc.	3,954,891

Continued

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Commercial Banks, continued
11,000	Suruga Bank, Ltd.	$197,743
29,753	Svenska Handelsbanken AB, A Shares	1,470,161
54,167	Swedbank AB, A Shares	1,528,536
53,527	UBI Banca – Unione di Banche Italiane SCPA	365,504
261,125	UniCredit SpA	1,944,263
76,000	United Overseas Bank, Ltd.	1,281,701
186,393	Westpac Banking Corp.	5,411,822
11,000	Yamaguchi Financial Group, Inc.	102,030

		106,226,177

Commercial Services & Supplies (0.6%):
16,527	Aggreko plc	468,083
22,175	Babcock International Group plc	497,658
93,836	Brambles, Ltd.	766,766
35,000	Dai Nippon Printing Co., Ltd.	371,996
11,989	Edenred	402,170
90,212	G4S plc	392,374
6,600	Park24 Co., Ltd.	124,501
12,800	SECOM Co., Ltd.	773,122
18,326	Securitas AB, B Shares	195,334
27,887	Serco Group plc	230,430
1,677	Societe BIC SA	205,536
32,000	Toppan Printing Co., Ltd.	256,407

		4,684,377

Communications Equipment (0.7%):
170,427	Alcatel-Lucent*^	764,485
226,289	Nokia OYJ*	1,825,568
184,036	Telefonaktiebolaget LM Ericsson, B Shares	2,254,329

		4,844,382

Computers & Peripherals (0.3%):
110,000	Fujitsu, Ltd.*	569,610
4,821	Gemalto NV	533,217
145,000	NEC Corp.	327,396
20,175	Seek, Ltd.	242,531
240,000	Toshiba Corp.	1,010,171

		2,682,925

Construction & Engineering (0.8%):
8,441	ACS, Actividades de Construccion y Servicios SA	292,582
11,582	Bouygues SA	439,149
11,000	Chiyoda Corp.	160,124
23,898	Ferrovial SA	464,721
1,835	Hochtief AG	157,075
12,000	JGC Corp.	471,416
51,000	Kajima Corp.	191,983
9,000	Kinden Corp.	94,086
4,970	Koninklijke Boskalis Westminster NV	263,498
9,194	Leighton Holdings, Ltd.	132,897
40,000	Obayashi Corp.	228,143
5,165	OCI NV*	232,785
38,000	Shimizu Corp.	192,206
23,030	Skanska AB, B Shares	473,008
59,000	TAISEI Corp.	268,788
28,695	Vinci SA	1,890,679

		5,953,140

Shares		Fair Value
Common Stocks, continued
Construction Materials (0.6%):
44,376	Boral, Ltd.	$189,875
44,305	CRH plc	1,123,901
43,202	Fletcher Building, Ltd.	300,763
8,620	HeidelbergCement AG	654,132
13,764	Holcim, Ltd., Registered Shares	1,035,113
1,887	Imerys SA	164,563
27,322	James Hardie Industries SE	317,760
11,185	Lafarge SA	841,617
68,000	Taiheiyo Cement Corp.	261,438

		4,889,162

Consumer Finance (0.1%):
20,700	ACOM Co., Ltd.*	70,434
3,700	Aeon Credit Service Co., Ltd.	99,434
9,000	Credit Saison Co., Ltd.	237,418

		407,286

Containers & Packaging (0.2%):
72,819	Amcor, Ltd.	688,460
48,646	Rexam plc	427,693
9,800	Toyo Seikan Kaisha, Ltd.	211,008

		1,327,161

Distributors (0.1%):
6,000	Jardine Cycle & Carriage, Ltd.	171,491
344,000	Li & Fung, Ltd.	444,542

		616,033

Diversified Consumer Services (0.0%):
4,000	Benesse Holdings, Inc.	160,701

Diversified Financial Services (1.2%):
11,441	ASX, Ltd.	375,566
11,494	Deutsche Boerse AG	954,375
1,699	Eurazeo	133,214
5,559	EXOR SpA	221,606
149,750	First Pacific Co., Ltd.	171,131
4,757	Groupe Bruxelles Lambert SA	437,487
12,202	Hargreaves Lansdown plc	274,338
56,000	Hong Kong Exchanges & Clearing, Ltd.	938,409
8,009	Industrivarden AB, C Shares	152,756
230,655	ING Groep NV*	3,225,146
27,299	Investor AB, B Shares	942,238
15,300	Japan Exchange Group, Inc.	435,703
13,465	Kinnevik Investment AB, Class B	625,164
10,613	London Stock Exchange Group plc	304,632
34,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	209,735
76,900	ORIX Corp.	1,354,869
1,458	Pargesa Holding SA	117,800
8,153	Pohjola Bank plc	164,199
54,000	Singapore Exchange, Ltd.	311,472

		11,349,840

Diversified Telecommunication Services (3.0%):
9,463	Belgacom SA	279,947
119,553	Bezeq The Israeli Telecommunication Corp., Ltd.	202,810
475,260	BT Group plc	2,991,982
174,138	Deutsche Telekom AG, Registered Shares	2,978,082
8,147	Elisa OYJ	216,042
110,343	France Telecom SA^	1,371,382

Continued

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
149,000	HKT Trust & HKT, Ltd.	$147,282
1,530	Iliad SA	313,431
28,073	Inmarsat plc	351,637
196,105	Koninklijke (Royal) KPN NV*	634,332
22,376	Nippon Telegraph & Telephone Corp.	1,204,648
210,000	PCCW, Ltd.	94,006
40,719	Portugal Telecom SGPS SA, Registered Shares^	177,159
479,000	Singapore Telecommunications, Ltd.	1,392,650
1,415	Swisscom AG, Registered Shares	748,475
47,703	TDC A/S	462,857
105,243	Telecom Corp. of New Zealand, Ltd.	199,525
593,256	Telecom Italia SpA	590,308
341,324	Telecom Italia SpA	268,017
15,280	Telefonica Deutschland Holding AG	126,322
245,965	Telefonica SA	4,014,965
13,949	Telekom Austria AG	105,612
3,024	Telenet Group Holding NV	180,785
40,431	Telenor ASA	965,787
144,836	TeliaSonera AB	1,208,321
262,125	Telstra Corp., Ltd.	1,228,748
72,069	Vivendi	1,906,372
8,867	Ziggo NV	405,774

		24,767,258

Electric Utilities (1.9%):
39,000	Cheung Kong Infrastructure Holdings, Ltd.	246,460
37,600	Chubu Electric Power Co., Inc.	486,095
18,700	Chugoku Electric Power Co., Inc. (The)	291,195
106,500	CLP Holdings, Ltd.	843,886
19,882	Contact Energy, Ltd.	83,841
108,905	E.ON AG	2,006,799
117,552	EDP – Energias de Portugal SA	431,772
14,544	Electricite de France	514,998
397,184	Enel SpA	1,739,946
25,989	Fortum OYJ	594,929
9,600	Hokkaido Electric Power Co., Inc.*	110,518
11,200	Hokuriku Electric Power Co.	152,149
84,500	Hongkong Electric Holdings, Ltd.	673,228
280,418	Iberdrola SA	1,793,377
42,400	Kansai Electric Power Co., Inc. (The)*	488,122
26,100	Kyushu Electric Power Co., Inc.*	333,561
6,025	Red Electrica Corporacion SA	402,752
57,737	Scottish & Southern Energy plc	1,312,782
10,000	Shikoku Electric Power Co., Inc.*	150,017
114,914	SP AusNet	127,845
88,680	Terna – Rete Elettrica Nationale SpA	445,656
28,400	Tohoku Electric Power Co., Inc.*	319,798
84,600	Tokyo Electric Power Co., Inc. (The)*	416,096

		13,965,822

Electrical Equipment (1.3%):
132,048	ABB, Ltd.	3,489,605
13,191	Alstom SA	481,896
37,000	Fuji Electric Holdings Co., Ltd.	173,351
15,742	Legrand SA	868,025
1,700	Mabuchi Motor Co., Ltd.	101,129
115,000	Mitsubishi Electric Corp.	1,446,546

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
6,000	Nidec Corp.	$588,517
5,222	Osram Licht AG*	295,118
12,754	Prysmian SpA	328,822
31,964	Schneider Electric SA	2,805,303
45,000	Sumitomo Electric Industries, Ltd.	752,145

		11,330,457

Electronic Equipment, Instruments & Components (1.2%):
14,500	Citizen Holdings Co., Ltd.	122,469
28,300	Fujifilm Holdings Corp.	803,777
4,000	Hamamatsu Photonics K.K.	160,281
14,533	Hexagon AB, B Shares	461,059
1,900	Hirose Electric Co., Ltd.	270,901
3,500	Hitachi High-Technologies Corp.	88,068
292,100	Hitachi, Ltd.	2,215,051
26,400	HOYA Corp.	734,904
7,600	IBIDEN Co., Ltd.	142,286
2,670	Keyence Corp.	1,143,651
19,500	Kyocera Corp.	975,570
12,100	Murata Manufacturing Co., Ltd.	1,075,846
25,000	Nippon Electric Glass Co., Ltd.	131,408
12,500	Omron Corp.	553,355
13,210	Rexel SA	347,914
13,000	Shimadzu Corp.	113,230
7,600	TDK Corp.	364,903
12,000	Yaskawa Electric Corp.	190,346
12,900	Yokogawa Electric Corp.	198,521

		10,093,540

Energy Equipment & Services (0.6%):
10,552	Aker Solutions ASA	188,718
17,616	AMEC plc	318,078
8,923	Compagnie Generale de Geophysique-Veritas*	154,847
3,972	Fugro NV	237,582
16,323	Petrofac, Ltd.	331,216
16,365	Saipem SpA	353,263
22,327	Seadrill, Ltd.	915,430
15,851	Subsea 7 SA	304,033
6,151	Technip-Coflexip SA	592,414
28,588	Tenaris SA	624,748
21,860	Transocean, Ltd.	1,070,342
11,649	WorleyParsons, Ltd.	172,693

		5,263,364

Food & Staples Retailing (1.8%):
37,500	Aeon Co., Ltd.	508,652
37,043	Carrefour SA	1,468,835
3,357	Casino Guichard-Perrachon SA	388,011
4,308	Colruyt SA	240,924
6,241	Delhaize Group	371,824
37,764	Distribuidora Internacional de Alimentacion SA	337,813
3,700	FamilyMart Co., Ltd.	169,094
74,414	J Sainsbury plc	450,703
15,701	Jeronimo Martins SGPS SA	307,192
59,916	Koninklijke Ahold NV	1,075,731
3,900	LAWSON, Inc.	291,979
57,202	Metcash, Ltd.^	161,368
7,751	Metro AG	375,385
85,000	Olam International, Ltd.^	103,758

Continued

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
44,900	Seven & I Holdings Co., Ltd.	$1,788,482
483,239	Tesco plc	2,675,905
59,524	Wesfarmers, Ltd.	2,343,599
134,588	William Morrison Supermarkets plc	582,790
74,687	Woolworths, Ltd.	2,257,494

		15,899,539

Food Products (3.6%):
36,000	Ajinomoto Co., Inc.	521,758
5,369	Aryzta AG	412,846
21,466	Associated British Foods plc	869,489
121	Barry Callebaut AG, Registered Shares	151,840
4,400	Calbee, Inc.	107,073
34,100	Danone SA	2,459,805
390,382	Golden Agri-Resources, Ltd.	168,970
9,079	Kerry Group plc, Class A	630,825
10,000	Kikkoman Corp.	189,486
50	Lindt & Spruengli AG	225,436
6	Lindt & Spruengli AG, Registered Shares	323,646
3,426	Meiji Holdings Co., Ltd.	220,573
193,682	Nestle SA, Registered Shares	14,221,784
11,000	Nippon Meat Packers, Inc.	189,063
12,650	Nisshin Seifun Group, Inc.	130,924
3,500	Nissin Foods Holdings Co., Ltd.	147,880
4,781	Suedzucker AG	129,045
28,564	Tate & Lyle plc	382,955
5,000	Toyo Suisan Kaisha, Ltd.	150,349
97,822	Unilever NV	3,949,281
77,105	Unilever plc	3,162,258
92,936	Unilever plc*#	—
110,000	Wilmar International, Ltd.	298,657
5,600	Yakult Honsha Co., Ltd.	283,171
6,000	Yamazaki Baking Co., Ltd.	61,577

		29,388,691

Gas Utilities (0.5%):
51,712	APA Group	277,141
10,800	Enagas	282,708
21,397	Gas Natural SDG SA	552,071
343,027	Hong Kong & China Gas Co., Ltd.	787,875
115,000	Osaka Gas Co., Ltd.	452,030
122,344	Snam Rete Gas SpA	685,727
28,000	Toho Gas Co., Ltd.	136,445
146,000	Tokyo Gas Co., Ltd.	719,555

		3,893,552

Health Care Equipment & Supplies (0.7%):
3,306	Cochlear, Ltd.	173,944
6,838	Coloplast A/S, Class B^	453,629
21,140	Elekta AB, B Shares	324,418
12,221	Essilor International SA Cie Generale d’Optique	1,301,928
12,446	Getinge AB, B Shares	427,025
14,600	Olympus Co., Ltd.*	463,150
54,072	Smith & Nephew plc	771,019
3,018	Sonova Holding AG, Registered Shares	406,958
4,200	Sysmex Corp.	248,122
9,500	Terumo Corp.	459,020
1,418	William Demant Holding A/S*	137,882

		5,167,095

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (0.5%):
2,700	Alfresa Holdings Corp.	$134,163
5,600	Celesio AG^	177,192
12,747	Fresenius Medical Care AG & Co., KGaA	907,133
7,440	Fresenius SE & Co. KGaA	1,142,413
7,600	Medipal Holdings Corp.	100,449
3,300	Miraca Holdings, Inc.	155,673
8,216	Ramsay Health Care, Ltd.	318,039
21,805	Ryman Healthcare, Ltd.	140,607
23,193	Sonic Healthcare, Ltd.	344,624
3,900	Suzuken Co., Ltd.	126,336

		3,546,629

Health Care Technology (0.0%):
44	M3, Inc.	110,403

Hotels, Restaurants & Leisure (1.4%):
9,449	Accor SA	446,699
11,178	Carnival plc	461,537
108,027	Compass Group plc	1,731,837
24,746	Crown, Ltd.	372,364
45,904	Echo Entertainment Group, Ltd.	100,838
3,662	Flight Centre, Ltd.	155,488
127,000	Galaxy Entertainment Group, Ltd.*	1,140,426
372,757	Genting Singapore plc	443,107
16,229	InterContinental Hotels Group plc	541,199
3,429	McDonald’s Holdings Co., Ltd.^	87,565
60,400	MGM China Holdings, Ltd.	259,082
3,100	Oriental Land Co., Ltd.	447,097
144,100	Sands China, Ltd.	1,179,555
87,333	Shangri-La Asia, Ltd.	170,496
120,000	SJM Holdings, Ltd.	406,314
5,544	Sodexo, Inc.	562,901
39,804	Tabcorp Holdings, Ltd.	129,034
79,000	Tatts Group, Ltd.	219,045
26,115	Tui Travel plc	178,764
10,891	Whitbread plc	676,818
50,988	William Hill plc	339,367
95,600	Wynn Macau, Ltd.	437,096

		10,486,629

Household Durables (0.6%):
12,300	Casio Computer Co., Ltd.	150,784
14,740	Electrolux AB, Series B	388,167
21,564	Husqvarna AB, B Shares	130,263
7,800	Iida Group Holdings Co., Ltd.*	155,718
132,300	Panasonic Corp.	1,542,569
18,074	Persimmon plc	371,253
1,900	Rinnai Corp.	148,109
27,000	Sekisui Chemical Co., Ltd.	331,971
33,000	Sekisui House, Ltd.	462,155
84,000	Sharp Corp.*	266,981
61,500	Sony Corp.	1,062,424

		5,010,394

Household Products (0.5%):
7,857	Henkel AG & Co. KGaA	819,083
38,868	Reckitt Benckiser Group plc	3,094,095
7,000	Unicharm Corp.	399,667

		4,312,845

Continued

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Independent Power Producers & Energy Traders (0.0%):
6,700	Electric Power Development Co., Ltd.	$195,433
100,836	Enel Green Power SpA	254,114

		449,547

Industrial Conglomerates (1.5%):
222	Delek Group, Ltd.	84,933
70,000	Hankyu Hanshin Holdings, Inc.	378,777
127,000	Hutchison Whampoa, Ltd.	1,734,894
88,200	Keppel Corp., Ltd.	784,353
58,304	Koninklijke Philips Electronics NV	2,149,097
77,500	NWS Holdings, Ltd.	118,135
47,037	Orkla ASA	367,748
63,000	SembCorp Industries, Ltd.	274,527
47,618	Siemens AG, Registered Shares	6,505,723
22,985	Smiths Group plc	565,122
1,830	Wendel	266,781

		13,230,090

Insurance (5.4%):
11,865	Admiral Group plc	257,508
106,539	AEGON NV	1,005,744
13,097	Ageas NV	559,092
723,200	AIA Group, Ltd.	3,646,033
27,386	Allianz SE, Registered Shares+	4,911,937
176,152	AMP, Ltd.	691,544
69,584	Assicurazioni Generali SpA	1,653,594
177,931	Aviva plc	1,325,549
108,146	AXA SA	3,016,300
2,847	Baloise Holding AG, Registered Shares	363,837
9,540	CNP Assurances	195,594
51,200	Dai-ichi Life Insurance Co., Ltd. (The)	858,304
11,912	Delta Lloyd NV	296,330
65,977	Direct Line Insurance Group plc	273,108
12,692	Gjensidige Forsikring ASA	242,370
3,729	Hannover Rueckversicherung AG, Registered Shares	322,035
124,562	Insurance Australia Group, Ltd.	647,360
353,499	Legal & General Group plc	1,304,186
63,211	Mapfre SA	271,305
30,711	MS&AD Insurance Group Holdings, Inc.	826,374
10,768	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	2,373,022
20,425	NKSJ Holdings, Inc.	569,831
292,441	Old Mutual plc	916,252
153,683	Prudential plc	3,439,088
73,548	QBE Insurance Group, Ltd.	757,150
86,263	Resolution, Ltd.	507,288
212,664	RSA Insurance Group plc	322,011
25,249	Sampo OYJ, A Shares	1,246,057
9,485	SCOR SE	346,707
10,400	Sony Financial Holdings, Inc.	189,491
140,750	Standard Life plc	838,570
76,809	Suncorp-Metway, Ltd.	902,044
1,973	Swiss Life Holding AG, Registered Shares	410,755
21,238	Swiss Re AG	1,963,671
34,836	T&D Holdings, Inc.	488,074
41,800	Tokio Marine Holdings, Inc.	1,400,444
1,593	Tryg A/S	154,157

Shares		Fair Value
Common Stocks, continued
Insurance, continued
2,104	Vienna Insurance Group Weiner Staeditische Versicherung AG	$105,058
8,982	Zurich Insurance Group AG	2,612,674

		42,210,448

Internet & Catalog Retail (0.1%):
44,400	Rakuten, Inc.	660,729

Internet Software & Services (0.1%):
6,200	DeNA Co., Ltd.^	130,573
5,200	Gree, Inc.^	51,407
8,700	Kakaku.com, Inc.	153,022
6,591	United Internet AG, Registered Shares	280,764
87,300	Yahoo! Japan Corp.	486,365

		1,102,131

IT Services (0.3%):
22,476	Amadeus IT Holding SA, A Shares	962,664
4,106	Atos Origin SA	372,793
8,815	Cap Gemini SA	597,697
29,719	Computershare, Ltd.	302,599
1,200	Itochu Techno-Solutions Corp.	48,703
5,800	Nomura Research Institute, Ltd.	182,944
7,600	NTT Data Corp.	281,288
900	Otsuka Corp.	114,897

		2,863,585

Leisure Equipment & Products (0.2%):
11,400	Namco Bandai Holdings, Inc.	253,298
21,300	Nikon Corp.	407,373
3,200	Sankyo Co., Ltd.	147,682
11,700	Sega Sammy Holdings, Inc.	298,441
4,700	Shimano, Inc.	404,380
8,900	Yamaha Corp.	141,575

		1,652,749

Life Sciences Tools & Services (0.0%):
3,025	Lonza Group AG, Registered Shares	288,030
14,641	QIAGEN NV*	341,542

		629,572

Machinery (2.7%):
19,201	Alfa Laval AB	494,066
23,000	AMADA Co., Ltd.	203,332
4,129	Andritz AG	259,333
40,283	Atlas Copco AB, A Shares	1,123,839
23,700	Atlas Copco AB, B Shares	603,684
57,952	CNH Industrial NV*	661,790
11,600	Fanuc, Ltd.	2,127,571
11,138	GEA Group AG	530,212
15,000	Hino Motors, Ltd.	236,447
6,900	Hitachi Construction Machinery Co., Ltd.	147,817
83,000	IHI Corp.	358,957
19,375	IMI plc	491,010
40,768	Invensys plc	343,952
19,000	Japan Steel Works, Ltd. (The)	106,453
13,200	JTEKT Corp.	225,702
88,000	Kawasaki Heavy Industries, Ltd.	369,977
56,700	Komatsu, Ltd.	1,154,344
18,708	Kone OYJ, B Shares^	848,149

Continued

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Machinery, continued
64,000	Kubota Corp.	$1,061,261
5,900	Kurita Water Industries, Ltd.	122,503
6,700	Makita Corp.	352,622
2,234	MAN AG	274,282
77,688	Melrose Industries plc	393,475
7,726	Metso Corp. OYJ^	330,661
181,000	Mitsubishi Heavy Industries, Ltd.	1,122,096
6,500	Nabtesco Corp.	150,138
16,000	NGK Insulators, Ltd.	304,903
27,000	NSK, Ltd.	337,030
63,977	Sandvik AB	905,888
19,599	Scania AB, B Shares	385,082
1,239	Schindler Holding AG, Registered Shares	182,837
2,765	Schindler Holding AG	408,172
49,000	SembCorp Marine, Ltd.^	173,243
23,498	SKF AB, B Shares	616,853
3,100	SMC Corp.	783,203
1,372	Sulzer AG, Registered Shares	222,006
30,000	Sumitomo Heavy Industries, Ltd.	138,268
7,200	THK Co., Ltd.	179,963
6,284	Vallourec SA	343,836
92,223	Volvo AB, B Shares	1,216,017
10,712	Wartsila Corp. OYJ	530,052
12,908	Weir Group plc (The)	456,066
104,250	Yangzijiang Shipbuilding Holdings, Ltd.	98,294
9,457	Zardoya Otis SA	171,030

		21,546,416

Marine (0.4%):
35	A.P. Moller – Maersk A/S, Class A	360,953
81	A.P. Moller – Maersk A/S, Class B	883,513
3,282	Kuehne & Nagel International AG, Registered Shares	431,770
62,000	Mitsui O.S.K. Lines, Ltd.	279,870
92,000	Nippon Yusen Kabushiki Kaisha	294,511

		2,250,617

Media (1.4%):
2,392	Axel Springer AG	153,709
62,674	British Sky Broadcasting Group plc	876,556
12,977	Dentsu, Inc.	532,034
9,032	Eutelsat Communications SA	281,790
15,400	Hakuhodo DY Holdings, Inc.	119,550
222,238	ITV plc	714,256
3,622	JC Decaux SA	149,572
1,278	Kabel Deutschland Holding AG	165,818
7,055	Lagardere S.C.A.	262,273
48,580	Pearson plc	1,078,882
10,930	ProSiebenSat.1 Media AG, Registered Shares	542,168
10,998	Publicis Groupe	1,009,514
3,075	REA Group, Ltd.	103,689
41,377	Reed Elsevier NV	879,087
71,043	Reed Elsevier plc	1,058,771
2,271	RTL Group	293,477
18,171	SES, Class A	588,322
66,768	Singapore Press Holdings, Ltd.^	218,460
25,726	Sky Deutschland AG*	284,115
7,400	Toho Co., Ltd.	162,889

Shares		Fair Value
Common Stocks, continued
Media, continued
17,586	Wolters Kluwer NV	$503,252
80,645	WPP plc	1,850,367

		11,828,551

Metals & Mining (3.5%):
147,224	Alumina, Ltd.*	146,572
84,037	Anglo American plc	1,846,559
24,134	Antofagasta plc	331,092
59,947	ArcelorMittal^	1,071,704
126,832	BHP Billiton plc	3,931,940
192,881	BHP Billiton, Ltd.	6,558,026
15,340	Boliden AB	235,940
15,000	Daido Steel Co., Ltd.	74,609
94,422	Fortescue Metals Group, Ltd.	492,612
11,318	Fresnillo plc	140,320
638,461	Glencore International plc	3,318,578
13,000	Hitachi Metals, Ltd.	183,961
23,792	Iluka Resources, Ltd.	183,358
29,800	JFE Holdings, Inc.	710,705
145,000	Kobe Steel, Ltd.*	248,625
2,600	Maruichi Steel Tube, Ltd.	65,747
70,000	Mitsubishi Materials Corp.	258,788
44,650	Newcrest Mining, Ltd.	312,262
455,480	Nippon Steel Corp.	1,528,111
78,960	Norsk Hydro ASA	353,089
5,355	Randgold Resources, Ltd.	335,953
76,348	Rio Tinto plc	4,307,660
26,407	Rio Tinto, Ltd.	1,607,665
33,000	Sumitomo Metal & Mining Co., Ltd.	432,783
27,160	ThyssenKrupp AG*	662,588
6,984	Voestalpine AG	338,189
2,900	Yamato Kogyo Co., Ltd.	92,789

		29,770,225

Multiline Retail (0.4%):
3,200	Don Quijote Co., Ltd.	194,310
26,712	Harvey Norman Holdings, Ltd.^	75,377
22,200	Isetan Mitsukoshi Holdings, Ltd.	316,606
28,000	J. Front Retailing Co., Ltd.	212,395
95,615	Marks & Spencer Group plc	687,194
14,500	MARUI GROUP Co., Ltd.	147,607
9,371	Next plc	845,807
4,513	Pinault Printemps Redoute	954,346
18,000	Takashimaya Co., Ltd.	179,735

		3,613,377

Multi-Utilities (1.1%):
34,311	AGL Energy, Ltd.	460,506
310,933	Centrica plc	1,790,421
79,141	GDF Suez	1,867,411
224,480	National Grid plc	2,932,725
29,216	RWE AG	1,068,308
16,237	Suez Environnement Co.	290,947
20,949	Veolia Environnement	342,286

		8,752,604

Office Electronics (0.4%):
15,300	Brother Industries, Ltd.	209,517
67,800	Canon, Inc.	2,158,513

Continued

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Office Electronics, continued
29,500	Konica Minolta Holdings, Inc.	$295,779
41,000	Ricoh Co., Ltd.	437,588

		3,101,397

Oil, Gas & Consumable Fuels (6.2%):
204,456	BG Group plc	4,405,445
1,132,067	BP plc	9,169,288
7,152	Caltex Australia, Ltd.	128,426
152,763	Eni SpA	3,693,459
2,256	Fuchs Petrolub AG	220,749
21,542	Galp Energia SGPS SA, B Shares	353,664
6,000	Idemitsu Kosan Co., Ltd.	136,641
53,400	INPEX Corp.	684,802
1,500	Japan Petroleum Exploration Co., Ltd.	56,859
133,070	JX Holdings, Inc.	685,267
13,881	Lundin Petroleum AB*	271,029
8,464	Neste Oil OYJ	168,314
8,980	OMV AG	430,064
66,050	Origin Energy, Ltd.	829,973
50,239	Repsol YPF SA	1,269,249
150,882	Royal Dutch Shell plc, B Shares	5,677,260
229,517	Royal Dutch Shell plc, A Shares	8,241,763
58,149	Santos, Ltd.	762,255
11,800	Showa Shell Sekiyu K.K.	119,992
66,470	Statoil ASA	1,615,054
19,000	TonenGeneral Sekiyu K.K.^	174,405
128,466	Total SA	7,874,232
54,538	Tullow Oil plc	774,336
39,552	Woodside Petroleum, Ltd.	1,373,929

		49,116,455

Paper & Forest Products (0.2%):
47,000	Oji Paper Co., Ltd.	241,564
33,306	Stora Enso OYJ, R Shares	335,616
34,945	Svenska Cellulosa AB, B Shares	1,079,987
32,208	UPM-Kymmene OYJ	544,875

		2,202,042

Personal Products (0.6%):
6,119	Beiersdorf AG	621,183
30,500	Kao Corp.	960,781
14,606	L’Oreal SA	2,571,910
22,300	Shiseido Co., Ltd.	359,164

		4,513,038

Pharmaceuticals (8.4%):
26,300	Astellas Pharma, Inc.	1,558,634
75,218	AstraZeneca plc	4,460,992
49,664	Bayer AG	6,966,982
13,900	Chugai Pharmaceutical Co., Ltd.	307,809
40,700	Daiichi Sankyo Co., Ltd.	745,741
10,500	Dainippon Sumitomo Pharma Co., Ltd.	164,532
15,500	Eisai Co., Ltd.	600,981
294,207	GlaxoSmithKline plc	7,845,856
3,900	Hisamitsu Pharmaceutical Co., Inc.	196,524
13,000	Kyowa Hakko Kogyo Co., Ltd.	143,400
3,876	Merck KGaA	698,286
13,200	Mitsubishi Tanabe Pharma Corp.	184,045
138,152	Novartis AG, Registered Shares	11,059,468

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
23,917	Novo Nordisk A/S, B Shares	$4,406,708
4,900	Ono Pharmaceutical Co., Ltd.	429,201
5,781	Orion OYJ, Class B	162,748
22,300	Otsuka Holdings Co., Ltd.	644,152
2	Perrigo Co. plc	260
42,196	Roche Holding AG	11,831,572
71,713	Sanofi-Aventis SA	7,632,960
4,300	Santen Pharmaceutical Co., Ltd.	200,736
18,600	Shionogi & Co., Ltd.	404,156
33,432	Shire plc	1,575,146
1,700	Taisho Pharmaceutical Holdings Co., Ltd.	116,949
47,300	Takeda Pharmacuetical Co., Ltd.	2,171,732
50,883	Teva Pharmaceutical Industries, Ltd.	2,041,436
3,200	Tsumura & Co.	84,823
6,479	UCB SA	482,692

		67,118,521

Professional Services (0.5%):
8,052	Adecco SA, Registered Shares	639,673
21,554	ALS, Ltd.	169,595
13,542	Bureau Veritas SA	396,680
39,378	Capita Group plc	677,285
59,587	Experian plc	1,099,592
9,984	Intertek Group plc	520,813
7,510	Randstad Holding NV	487,590
333	SGS SA, Registered Shares	769,284

		4,760,512

Real Estate Investment Trusts (REITs) (1.5%):
114,000	Ascendas Real Estate Investment Trust	199,193
57,111	British Land Co. plc	595,177
88,606	CaitaMalls Asia, Ltd.	138,097
108,000	CapitaCommercial Trust	124,308
137,000	CapitaMall Trust	207,258
131,863	CFS Retail Property Trust	229,536
3,927	Corio NV	176,278
270,888	Dexus Property Group	243,116
80,308	Federation Centres	167,812
1,715	Fonciere des Regions SA	148,136
1,273	Gecina SA	168,216
105,263	GPT Group	320,347
43,409	Hammerson plc+	360,965
2,040	ICADE	190,263
52	Japan Prime Realty Investment Corp.	166,617
76	Japan Real Estate Investment Corp.	407,767
139	Japan Retail Fund Investment Corp.	283,099
5,714	Klepierre	264,815
47,143	Land Securities Group plc	752,490
41,765	Liberty International plc	214,736
138,500	Link REIT (The)	673,887
100,146	Macquarie Goodman Group	424,055
225,581	Mirvac Group	338,441
86	Nippon Building Fund, Inc.	500,718
18	Nippon Prologis REIT, Inc.	172,123
18	Nomura Real Estate Office Fund, Inc.	83,762
43,073	SERGO plc	238,320
134,084	Stockland Trust Group	433,405
5,879	Unibail-Rodamco SE	1,509,618

Continued

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
146	United Urban Investment Corp.	$210,034
124,824	Westfield Group	1,124,777
176,965	Westfield Retail Trust	469,342

		11,536,708

Real Estate Management & Development (1.9%):
7,260	AEON Mall Co., Ltd.	204,016
74,028	BGP Holdings plc*(a)	—
157,000	CapitaLand, Ltd.	378,098
83,000	Cheung Kong Holdings, Ltd.	1,314,726
26,000	City Developments, Ltd.	198,398
4,500	Daito Trust Construction Co., Ltd.	420,774
36,000	Daiwa House Industry Co., Ltd.	697,101
17,460	Deutsche Wohnen AG	338,824
182,000	Global Logistic Properties, Ltd.	417,713
132,000	Hang Lung Properties, Ltd.	419,366
65,300	Henderson Land Development Co., Ltd.	373,363
34,000	Hopewell Holdings, Ltd.	115,192
15,200	Hulic Co., Ltd.	225,613
37,000	Hysan Development Co., Ltd.	159,543
7,136	IMMOEAST AG NPV(BR)*	—
54,352	Immofinanz Immobilien Anlagen AG	252,202
40,000	Keppel Land, Ltd.	106,289
37,000	Kerry Properties, Ltd.	128,577
33,642	Lend Lease Group	334,734
75,000	Mitsubishi Estate Co., Ltd.	2,247,940
50,000	Mitsui Fudosan Co., Ltd.	1,803,954
238,000	New World Development Co., Ltd.	301,040
8,100	Nomura Real Estate Holdings, Inc.	182,624
7,200	NTT Urban Development Corp.	83,050
169,600	Sino Land Co., Ltd.	232,286
21,000	Sumitomo Realty & Development Co., Ltd.	1,046,904
96,000	Sun Hung Kai Properties, Ltd.	1,223,191
41,000	Swire Pacific, Ltd., Class A	481,510
67,400	Swire Properties, Ltd.	170,480
3,091	Swiss Prime Site AG	239,882
24,000	Tokyo Tatemono Co., Ltd.	267,405
30,800	Tokyu Fudosan Holdings Corp.*	290,700
31,000	UOL Group, Ltd.	152,292
92,300	Wharf Holdings, Ltd. (The)	706,683
52,000	Wheelock & Co., Ltd.	239,680

		15,754,150

Road & Rail (0.8%):
55,784	Asciano, Ltd.	288,131
124,745	Aurizon Holdings, Ltd.	544,807
8,700	Central Japan Railway Co.	1,026,317
117,000	ComfortDelGro Corp., Ltd.	186,540
10,676	DSV A/S	350,886
20,113	East Japan Railway Co.	1,605,450
27,000	Keihin Electric Express Railway Co., Ltd.	223,188
33,000	Keio Corp.	220,549
16,000	Keisei Electric Railway Co., Ltd.	147,524
104,000	Kintetsu Corp.	364,827
90,000	MTR Corp., Ltd.	341,488
45,000	Nippon Express Co., Ltd.	218,271
38,000	Odakyu Electric Railway Co., Ltd.	344,509
61,000	Tobu Railway Co., Ltd.	296,085

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
70,000	Tokyu Corp.	$454,637
10,300	West Japan Railway Co.	447,094

		7,060,303

Semiconductors & Semiconductor Equipment (0.7%):
8,700	Advantest Corp.	108,346
83,932	ARM Holdings plc	1,526,176
13,100	ASM Pacific Technology, Ltd.	109,734
21,497	ASML Holding NV	2,018,520
64,634	Infineon Technologies AG	690,147
5,600	ROHM Co., Ltd.	273,141
36,468	STMicroelectronics NV	293,757
5,500	SUMCO Corp.	48,543
10,500	Tokyo Electron, Ltd.	579,317

		5,647,681

Software (1.0%):
3,762	Dassault Systemes SA	467,410
20,000	Gungho Online Enetertainment, Inc.*^	144,351
5,600	Konami Corp.	129,683
5,800	Nexon Co., Ltd.	53,562
3,460	NICE Systems, Ltd.	141,865
6,500	Nintendo Co., Ltd.	869,328
1,900	Oracle Corp.	69,549
68,312	Sage Group plc	458,033
55,332	SAP AG	4,743,797
6,100	Trend Micro, Inc.	213,824

		7,291,402

Specialty Retail (1.0%):
1,400	ABC-Mart, Inc.	61,208
3,200	Fast Retailing Co., Ltd.	1,324,721
57,009	Hennes & Mauritz AB, B Shares	2,635,215
13,168	Industria de Diseno Textil SA	2,178,738
141,890	Kingfisher plc	906,952
2,000	Nitori Co., Ltd.	189,692
2,700	Sanrio Co., Ltd.^	113,816
1,200	Shimamura Co., Ltd.	112,602
13,100	USS Co., Ltd.	180,008
50,800	Yamada Denki Co., Ltd.	166,254

		7,869,206

Textiles, Apparel & Luxury Goods (1.4%):
12,501	Adidas AG	1,593,529
8,800	ASICS Corp.	150,338
26,955	Burberry Group plc	677,115
3,188	Christian Dior SA	603,496
31,358	Compagnie Financiere Richemont SA, Registered Shares	3,138,840
1,954	Hugo Boss AG	278,256
10,182	Luxottica Group SpA	546,840
15,270	LVMH Moet Hennessy Louis Vuitton SA	2,795,122
2,678	Swatch Group AG (The), Registered Shares	302,790
1,867	Swatch Group AG (The)	1,239,173
45,000	Yue Yuen Industrial Holdings, Ltd.	150,569

		11,476,068

Tobacco (1.3%):
114,277	British American Tobacco plc	6,130,538
57,999	Imperial Tobacco Group plc	2,250,565

Continued

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Tobacco, continued
66,000	Japan Tobacco, Inc.	$2,147,856
12,386	Swedish Match AB, Class B	398,393

		10,927,352

Trading Companies & Distributors (1.1%):
3,027	Brenntag AG	562,288
19,384	Bunzl plc	465,741
89,300	ITOCHU Corp.	1,105,428
98,000	Marubeni Corp.	705,357
83,600	Mitsubishi Corp.	1,604,822
104,900	Mitsui & Co., Ltd.	1,463,039
268,090	Noble Group, Ltd.	228,336
73,700	Sojitz Corp.	131,269
67,400	Sumitomo Corp.	847,940
13,200	Toyota Tsushu Corp.	327,869
14,482	Travis Perkins plc	450,692
15,949	Wolseley plc	905,601

		8,798,382

Transportation Infrastructure (0.4%):
22,777	Abertis Infraestructuras SA	507,253
1,880	Aeroports de Paris	213,396
22,079	Atlantia SpA	499,080
67,946	Auckland International Airport, Ltd.	197,214
2,171	Fraport AG	163,218
34,287	Groupe Eurotunnel SA	360,403
296,000	Hutchison Port Holdings Trust	199,923
16,000	Kamigumi Co., Ltd.	146,919
4,027	Koninklijke Vopak NV	235,922
8,000	Mitsubishi Logistics Corp.	126,909
67,857	Sydney Airport	230,744
86,172	Transurban Group	526,709

		3,407,690

Water Utilities (0.1%):
14,068	Severn Trent plc	397,233
39,786	United Utilities Group plc	443,521

		840,754

Wireless Telecommunication Services (2.5%):
32,300	KDDI Corp.	1,992,467
4,045	Millicom International Cellular SA, SDR	403,164
90,900	NTT DoCoMo, Inc.	1,493,785
57,700	SoftBank Corp.	5,059,093

Shares		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
41,202	StarHub, Ltd.	$140,405
18,335	Tele2 AB	208,061
2,909,898	Vodafone Group plc	11,437,385

		20,734,360

Total Common Stocks (Cost $621,546,832)		791,806,486

Preferred Stocks (0.6%):
Automobiles (0.4%):
3,235	Bayerische Motoren Werke AG (BMW), Preferred Shares	276,358
9,154	Porsche Automobil Holding SE, Preferred Shares	955,305
8,684	Volkswagen AG, Preferred Shares	2,439,587

		3,671,250

Household Products (0.2%):
10,763	Henkel AG & Co. KGaA, Preferred Shares	1,248,528

Total Preferred Stocks (Cost $2,664,020)		4,919,778

Right (0.0%):
Oil, Gas & Consumable Fuels (0.0%):
50,239	Repsol SA*	34,278

Total Right (Cost $—)		34,278

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (0.7%):
$5,792,315	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	5,792,315

Total Securities Held as Collateral for Securities on Loan (Cost $5,792,315)		5,792,315

Unaffiliated Investment Company (0.1%):
534,914	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	534,914

Total Unaffiliated Investment Company (Cost $534,914)		534,914

Total Investment Securities (Cost $630,538,081)(d) — 99.4%		803,087,771
Net other assets (liabilities) — 0.6%		5,107,797

Net Assets — 100.0%		$808,195,568

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $5,517,188.

#	Security issued in connection with a pending litigation settlement.

+	Affiliated Securities

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2013. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(c)	The rate represents the effective yield at December 31, 2013.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

13

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2013

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Australia	7.3%
Austria	0.3%
Belgium	1.2%
Bermuda	0.1%
Denmark	1.2%
Finland	0.9%
France	9.3%
Germany	9.3%
Guernsey	0.1%
Hong Kong	2.9%
Ireland	0.1%
Ireland (Republic of)	0.6%
Israel	0.4%
Italy	2.1%
Japan	20.7%
Jersey	0.5%
Luxembourg	0.3%
Netherlands	3.3%
New Zealand	0.1%
Norway	0.7%
Portugal	0.2%
Singapore	1.4%
Spain	3.3%
Sweden	3.2%
Switzerland	8.9%
United Kingdom	20.7%
United States	0.9%

100.0%

Futures Contracts

Cash of $774,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index March Futures (Australian Dollar)	Long	3/20/14	11	$1,305,526	$48,774
FTSE 100 Index March Futures (British Pounds)	Long	3/21/14	32	3,548,521	109,708
SGX NIKKEI 225 Index March Futures (Japanese Yen)	Long	3/13/14	40	3,087,663	131,701
DJ EURO STOXX 50 March Futures (Euro)	Long	3/21/14	91	3,890,558	163,045

Total					$453,228

See accompanying notes to the financial statements.

14

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$627,024,432
Investments in affiliates, at cost	3,513,649

Total Investment securities, at cost	$630,538,081

Investments in non-affiliates, at value*	$797,814,869
Investments in affiliates, at value	5,272,902

Total Investment securities, at value	803,087,771
Segregated cash for collateral	774,200
Interest and dividends receivable	740,203
Foreign currency, at value (cost $10,023,996)	10,252,375
Receivable for investments sold	82,294
Reclaims receivable	300,318

Total Assets	815,237,161

Liabilities:
Payable for capital shares redeemed	619,186
Payable for collateral received on loaned securities	5,792,315
Payable for variation margin on futures contracts	9,343
Manager fees payable	255,601
Administration fees payable	34,517
Distribution fees payable	165,670
Custodian fees payable	67,578
Administrative and compliance services fees payable	3,102
Trustee fees payable	23
Other accrued liabilities	94,258

Total Liabilities	7,041,593

Net Assets	$808,195,568

Net Assets Consist of:
Capital	$725,904,389
Accumulated net investment income/(loss)	12,698,316
Accumulated net realized gains/(losses) from investment transactions	(103,655,364)
Net unrealized appreciation/(depreciation) on investments	173,248,227

Net Assets	$808,195,568

Shares of beneficial interest (unlimited number of shares authorized, no par value)	48,759,923
Net Asset Value (offering and redemption price per share)	$16.57

*	Includes securities on loan of $5,517,188.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$22,275,835
Dividends from affiliates	148,290
Income from securities lending	643,576
Foreign withholding tax	(2,879,915)

Total Investment Income	20,187,786

Expenses:
Manager fees	2,360,348
Administration fees	306,302
Distribution fees	1,685,966
Custodian fees	239,056
Administrative and compliance services fees	12,495
Trustee fees	32,045
Professional fees	49,351
Shareholder reports	18,178
Recoupment of prior expenses reimbursed by the manager	202,224
Other expenses	237,452

Total expenses	5,143,417

Net Investment Income/(Loss)	15,044,369

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(1,801,053)
Net realized gains/(losses) on futures contracts	1,563,188
Change in net unrealized appreciation/depreciation on investments	117,539,416

Net Realized/Unrealized Gains/(Losses) on Investments	117,301,551

Change in Net Assets Resulting From Operations	$132,345,920

See accompanying notes to the financial statements.

15

Statements of Changes in Net Assets

	AZL International Index Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$15,044,369	$12,656,375
Net realized gains/(losses) on investment transactions	(237,865)	(3,543,799)
Change in unrealized appreciation/depreciation on investments	117,539,416	71,577,016

Change in net assets resulting from operations	132,345,920	80,689,592

Dividends to Shareholders:
From net investment income	(13,742,662)	(9,725,273)

Change in net assets resulting from dividends to shareholders	(13,742,662)	(9,725,273)

Capital Transactions:
Proceeds from shares issued	148,440,908	144,520,419
Proceeds from dividends reinvested	13,742,662	9,725,273
Value of shares redeemed	(39,829,157)	(38,735,049)

Change in net assets resulting from capital transactions	122,354,413	115,510,643

Change in net assets	240,957,671	186,474,962
Net Assets:
Beginning of period	567,237,897	380,762,935

End of period	$808,195,568	$567,237,897

Accumulated net investment income/(loss)	$12,698,316	$12,226,032

Share Transactions:
Shares issued	9,792,221	11,279,527
Dividends reinvested	892,961	745,803
Shares redeemed	(2,632,954)	(2,971,673)

Change in shares	8,052,228	9,053,657

See accompanying notes to the financial statements.

16

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	May 1, 2009 to December 31, 2009(a)
Net Asset Value, Beginning of Period	$13.93	$12.03	$13.99	$13.31	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.29	0.26	0.28	0.15	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	2.65	1.89	(2.07)	0.77	3.21

Total from Investment Activities	2.94	2.15	(1.79)	0.92	3.31

Dividends to Shareholders From:
Net Investment Income	(0.30)	(0.25)	(0.17)	(0.07)	—
Net Realized Gains	—	—	—	(0.17)	—

Total Dividends	(0.30)	(0.25)	(0.17)	(0.24)	—

Net Asset Value, End of Period	$16.57	$13.93	$12.03	$13.99	$13.31

Total Return(b)	21.36%	18.04%	(12.78)%	7.12%	33.10	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$808,196	$567,238	$380,763	$340,781	$161,184
Net Investment Income/(Loss)(d)	2.23%	2.66%	2.70%	2.07%	1.79%
Expenses Before Reductions(d)(e)	0.76%	0.80%	0.83%	0.83%	0.91%
Expenses Net of Reductions(d)	0.76%	0.77%	0.74%	0.70%	0.70%
Portfolio Turnover Rate	2%	3%	12%	3%	23	%(c)(f)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Not annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 42%.

See accompanying notes to the financial statements.

17

AZL International Index Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $23.3 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $63,657 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $11.8 million as of December 31, 2013. The monthly average notional amount for these contracts was $10.9 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$453,228	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$1,563,188	$407,500

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2013

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL International Index Fund	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2013, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2014	Expires 12/31/2015	Total
AZL International Index Fund	$322,520	$126,982	$449,502

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $8,353 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2013

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Airlines	$56,316	$1,745,801	$—		$1,802,117
Household Durables	155,718	4,854,676	—		5,010,394
Pharmaceuticals	260	67,118,261	—		67,118,521
Real Estate Management & Development	—	15,754,150	—	^	15,754,150
All Other Common Stocks+	—	702,121,304	—		702,121,304
Preferred Stocks+	—	4,919,778	—		4,919,778
Right	34,278	—	—		34,278
Securities Held as Collateral for Securities on Loan	—	5,792,315	—		5,792,315
Unaffiliated Investment Company	534,914	—	—		534,914

Total Investment Securities	$781,486	$802,306,285	$—		$803,087,771

Other Financial Instruments*
Futures Contracts	453,228	—	—		453,228

Total Investments	$1,234,714	$802,306,285	$—		$803,540,999

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

^	Represents interest in securities that were determined to have a value of zero at December 31, 2013.

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2013

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$135,138,025	$14,665,211

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $637,798,196. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$191,394,684
Unrealized depreciation	(26,105,109)

Net unrealized appreciation/(depreciation)	$165,289,575

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Total
AZL International Index Fund	$42,234,498	$55,890,176	$98,124,674

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL International Index Fund	$686,764	$—	$686,764

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$13,742,662	$—	$13,742,662

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

22

AZL International Index Fund

Notes to the Financial Statements

December 31, 2013

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$9,725,273	$—	$9,725,273

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL International Index Fund	$15,224,213	$—	$(98,811,438)	$165,878,404	$82,291,179

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the mark to market of unrealized appreciation on passive foreign investment companies.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

24

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

26

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

27

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

29

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Invesco Equity and Income Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Equity and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Equity and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Invesco Equity and Income Fund returned 24.67%1 compared to a 32.39% and -2.02% total return for its benchmarks, the S&P 500 Index2 and the Barclays U.S. Aggregate Bond Index3, respectively.

The 12 months through December 31, 2013, were characterized by steady improvement in the U.S. economy and strong U.S. equity market returns. Stocks rose during the first half of the year as consumer confidence improved based on the recovery of the U.S. housing market. Nevertheless in May, capital markets declined following U.S. Federal Reserve Chairman Ben Bernanke’s comments suggesting that the Fed would start reducing the size of its bond-buying program, known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune.

Markets stabilized in mid-summer and equities then rallied through the last three months of the year. In December, when the Fed officially announced plans to reduce QE in early 2014, the news was widely anticipated and largely priced into stock valuations. As a result, equities continued to rise despite the Fed’s action.

The Fund attempts to remain fully invested, and although we held an average cash position within our acceptable range during the period, cash detracted from the Fund’s relative performance in the strong equity market. Stock selection in the health care and energy sectors detracted from the Fund’s performance versus its equity benchmark. Additionally, stock selection and an underweight position in the industrials sectors—specifically, select holdings within commercial and professional services and a low exposure to transportation—also hurt relative performance.*

The Fund’s relative performance benefited from strong stock selection within the financial sector. A lack of exposure to real estate improved the Fund’s relative performance, as the returns for real estate industry shares were flat during the period. In addition, stock selection and underweight positions in the telecommunication services, consumer staples and materials sectors also helped the Fund’s relative performance.*

The fixed-income portion of the Fund’s portfolio outperformed its fixed income benchmark and was a valuable source of income, helping to dampen overall portfolio volatility. Although, holding these investments reduced the Fund’s overall performance, a rising interest-rate environment hurt bonds during the reporting period. An allocation to convertible bonds provided positive absolute returns while detracting from relative performance, as convertible bonds underperformed the equity benchmark.*

During the period, we used currency forward contracts to hedge currency exposure of non-U.S.-based companies held in the Fund. The use of these currency forward contracts had a slight negative impact on the Fund’s performance relative to its equity benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[3]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its total assets in income-producing equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

				Since
	1	3	5	Inception
	Year	Year	Year	(5/3/04)
AZL® Invesco Equity and Income Fund	24.67%[1]	10.92%	13.38%	7.01%
S&P 500 Index	32.39%	16.18%	17.94%	7.56%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	4.44%	4.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Invesco Equity and Income Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”) and the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco Equity and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Invesco Equity and Income Fund	$1,000.00	$1,105.90	$5.10	0.96%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Invesco Equity and Income Fund	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	18.4%
Information Technology	8.0
Health Care	7.8
Consumer Discretionary	7.2
Energy	6.5
Consumer Staples	5.4
Industrials	5.1
Materials	1.8
Telecommunication Services	1.5
Utilities	1.1

Total Common Stock	62.8
Money Market	9.7
Securities Held as Collateral for Securities on Loan	3.5

Total Investment Securities	76.0
Net other assets (liabilities)	24.0

Net Assets	100.0%

3

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (62.4%):
Aerospace & Defense (0.5%):
58,800	General Dynamics Corp.	$5,618,340

Automobiles (0.9%):
234,460	General Motors Co.	9,582,380

Biotechnology (0.9%):
89,058	Amgen, Inc.	10,166,861

Capital Markets (4.5%):
416,689	Charles Schwab Corp. (The)	10,833,914
38,328	Goldman Sachs Group, Inc. (The)	6,794,021
508,310	Morgan Stanley	15,940,603
116,263	Northern Trust Corp.	7,195,517
102,655	State Street Corp.	7,533,850

		48,297,905

Chemicals (1.4%):
219,615	Dow Chemical Co. (The)	9,750,906
29,372	PPG Industries, Inc.	5,570,694

		15,321,600

Commercial Banks (3.9%):
200,982	BB&T Corp.	7,500,648
146,698	Comerica, Inc.	6,974,023
284,486	Fifth Third Bancorp	5,982,741
169,281	PNC Financial Services Group, Inc.	13,132,820
184,247	Wells Fargo & Co.	8,364,814

		41,955,046

Commercial Services & Supplies (1.7%):
180,021	ADT Corp. (The)	7,285,450
276,302	Tyco International, Ltd.	11,339,434

		18,624,884

Diversified Financial Services (6.9%):
424,271	Bank of America Corp.	6,605,899
490,117	Citigroup, Inc.	25,539,997
67,597	CME Group, Inc.	5,303,661
131,931	ING U.S., Inc.	4,637,375
540,816	JPMorgan Chase & Co.	31,626,920

		73,713,852

Diversified Telecommunication Services (0.3%):
67,066	Verizon Communications, Inc.	3,295,623

Electric Utilities (1.1%):
37,973	Allegion plc*	1,678,027
64,771	Edison International	2,998,897
51,934	FirstEnergy Corp.	1,712,783
96,957	Pinnacle West Capital Corp.	5,130,965

		11,520,672

Electronic Equipment, Instruments & Components (0.8%):
452,991	Corning, Inc.	8,072,300

Energy Equipment & Services (1.1%):
159,676	Baker Hughes, Inc.	8,823,695
65,210	Halliburton Co.	3,309,408

		12,133,103

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (0.7%):
216,386	Sysco Corp.	$7,811,535

Food Products (2.5%):
203,598	Archer-Daniels-Midland Co.	8,836,153
369,447	Mondelez International, Inc., Class A	13,041,479
127,078	Unilever NV, NYS	5,112,348

		26,989,980

Health Care Equipment & Supplies (0.9%):
175,555	Medtronic, Inc.	10,075,101

Health Care Providers & Services (2.0%):
70,089	CIGNA Corp.	6,131,386
91,793	UnitedHealth Group, Inc.	6,912,013
90,348	WellPoint, Inc.	8,347,251

		21,390,650

Hotels, Restaurants & Leisure (1.0%):
279,301	Carnival Corp.	11,219,521

Household Products (1.0%):
135,369	Procter & Gamble Co. (The)	11,020,390

Industrial Conglomerates (1.6%):
618,072	General Electric Co.	17,324,558

Insurance (2.8%):
78,958	Aon plc	6,623,787
49,655	Chubb Corp. (The)	4,798,163
278,288	Marsh & McLennan Cos., Inc.	13,458,007
107,167	Willis Group Holdings plc	4,802,153

		29,682,110

Internet Software & Services (1.6%):
304,187	eBay, Inc.*	16,696,824

IT Services (0.7%):
173,980	Amdocs, Ltd.	7,174,935

Machinery (0.6%):
109,885	Ingersoll-Rand plc	6,768,916

Media (4.8%):
270,008	Comcast Corp., Class A	14,030,966
118,903	Thomson Reuters Corp.^	4,497,066
88,942	Time Warner Cable, Inc.	12,051,641
63,192	Time Warner, Inc.	4,405,746
192,590	Viacom, Inc., Class B	16,820,812

		51,806,231

Metals & Mining (0.4%):
121,762	Freeport-McMoRan Copper & Gold, Inc.	4,595,298

Oil, Gas & Consumable Fuels (5.3%):
76,675	Anadarko Petroleum Corp.	6,081,861
90,220	Apache Corp.	7,753,507
237,454	Canadian Natural Resources, Ltd.	8,035,116
87,585	Occidental Petroleum Corp.	8,329,333
399,876	Royal Dutch Shell plc, A Shares	14,359,210
184,146	Total SA	11,287,099

		55,846,126

Continued

4

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Personal Products (1.2%):
724,944	Avon Products, Inc.	$12,483,536

Pharmaceuticals (4.0%):
140,390	Bristol-Myers Squibb Co.	7,461,729
117,865	Eli Lilly & Co.	6,011,115
235,726	Merck & Co., Inc.	11,798,085
109,734	Novartis AG, Registered Shares	8,784,524
6,283	Novartis AG, ADR	505,028
260,120	Pfizer, Inc.	7,967,476

		42,527,957

Road & Rail (0.7%):
251,925	CSX Corp.	7,247,882

Semiconductors & Semiconductor Equipment (2.0%):
730,816	Applied Materials, Inc.	12,928,135
25,257	Broadcom Corp., Class A	748,870
168,422	Texas Instruments, Inc.	7,395,410

		21,072,415

Software (2.9%):
219,407	Adobe Systems, Inc.*	13,138,091
202,660	Microsoft Corp.	7,585,564
418,460	Symantec Corp.	9,867,287

		30,590,942

Specialty Retail (0.5%):
169,993	Abercrombie & Fitch Co., Class A	5,594,470

Wireless Telecommunication Services (1.2%):
317,602	Vodafone Group plc, ADR	12,484,935

Total Common Stocks (Cost $494,826,974)		668,706,878

Preferred Stocks (0.4%):
Commercial Banks (0.3%):
13,608	KeyCorp, Series A	1,751,179
32,000	Wells Fargo & Co.	754,240

		2,505,419

Oil, Gas & Consumable Fuels (0.1%):
27,346	El Paso Energy Capital Trust I	1,526,249

Total Preferred Stocks (Cost $3,036,896)		4,031,668

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds (11.8%):
Biotechnology (0.8%):
$1,819,000	Cubist Pharmaceuticals, Inc., 1.13%, 9/1/18(a)	2,092,987
1,307,000	Cubist Pharmaceuticals, Inc., 1.88%, 9/1/20(a)	1,494,064
1,361,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16	4,488,748

		8,075,799

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Capital Markets (0.7%):
$455,000	Bank of New York Mellon Corp. (The), Series D, 4.50%, Callable 6/20/23 @ 100, Perpetual Bond(b)	$404,950
600,000	General Electric Capital Corp., 5.25%, Callable 6/15/23 @ 100, Perpetual Bond(b)	561,000
1,200,000	Goldman Sachs Group, Inc. (The), 1.00%, 3/15/17, Callable 3/13/15 @ 100(a)	1,486,716
4,530,000	Goldman Sachs Group, Inc. (The), 1.00%, 9/28/20(a)	4,613,986

		7,066,652

Chemicals (0.0%):
200,000	Dow Chemical Co. (The), 4.38%, 11/15/42, Callable 5/15/42 @ 100	175,606

Commercial Banks (0.0%):
425,000	JPMorgan Chase & Co., Series Q, 5.15%, Callable 5/1/23 @ 100, Perpetual Bond(b)	381,438
110,000	Wells Fargo & Co., 1.50%, 1/16/18	109,289

		490,727

Communications Equipment (0.6%):
948,000	Ciena Corp., 4.00%, 12/15/20(a)	1,394,745
1,696,000	Ciena Corp., 4.00%, 12/15/20	2,495,240
1,465,000	JDS Uniphase Corp., 0.63%, 8/15/33, Callable 8/20/18 @ 100(a)	1,468,663
868,000	JDS Uniphase Corp., 0.63%, 8/15/33, Callable 8/20/18 @ 100(a)	870,170

		6,228,818

Computers & Peripherals (0.7%):
295,000	SanDisk Corp., 1.50%, 8/15/17	434,756
4,424,000	SanDisk Corp., 1.50%, 8/15/17	6,519,870
1,095,000	SanDisk Corp., 0.50%, 10/15/20(a)	1,084,050

		8,038,676

Construction Materials (0.6%):
5,432,000	Cemex SAB de C.V., 4.88%, 3/15/15	6,436,920

Diversified Financial Services (0.1%):
665,000	Citigroup, Inc., 3.50%, 5/15/23	619,641

Energy Equipment & Services (0.1%):
1,127,000	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32, Callable 3/20/18 @ 100^	1,348,878

Food & Beverages (0.0%):
175,000	Brown-Forman Corp., 2.25%, 1/15/23, Callable 10/15/22 @ 100	154,970

Health Care Equipment & Supplies (1.1%):
2,875,000	HealthSouth Corp., 2.00%, 12/1/43, Callable 12/1/18 @ 100(a)	3,029,531
1,252,000	LifePoint Hospitals, Inc., 3.50%, 5/15/14^	1,360,768
2,492,000	LifePoint Hospitals, Inc., 3.50%, 5/15/14	2,708,493
1,899,000	NuVasive, Inc., 2.75%, 7/1/17	2,056,854
2,955,000	Volcano Corp., 1.75%, 12/1/17	2,899,594
217,000	Volcano Corp., 1.75%, 12/1/17	212,931

		12,268,171

Continued

5

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Health Care Providers & Services (1.3%):
$1,124,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18^	$1,334,750
1,157,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18	1,373,938
771,000	Omnicare, Inc., 3.25%, 12/15/35	824,006
871,000	Omnicare, Inc., Series OCR, 3.25%, 12/15/35, Callable 12/15/15 @ 100	930,881
117,000	Omnicare, Inc., 3.75%, 4/1/42, Callable 4/1/16 @ 100	176,670
1,298,000	Omnicare, Inc., 3.75%, 4/1/42, Callable 4/1/16 @ 100	1,959,979
1,407,000	Omnicare, Inc., 3.50%, 2/15/44, Callable 2/15/19 @ 93.09	1,418,432
3,354,000	WellPoint, Inc., 2.75%, 10/15/42	4,540,477

		12,559,133

Hotels, Restaurants & Leisure (0.9%):
196,000	International Game Technology, Inc., 3.25%, 5/1/14^	207,760
1,957,000	International Game Technology, Inc., 3.25%, 5/1/14	2,074,420
2,027,000	MGM Resorts International, 4.25%, 4/15/15	7,874,625

		10,156,805

Independent Power Producers & Energy Traders (0.0%):
405,000	Baltimore Gas And Electric Co., 3.35%, 7/1/23	388,843

Insurance (0.2%):
1,295,000	Radian Group, Inc., 3.00%, 11/15/17	1,837,281
243,000	Radian Group, Inc., 2.25%, 3/1/19	356,299

		2,193,580

Internet & Catalog Retail (0.1%):
1,250,000	QVC, Inc., 7.50%, 10/1/19, Callable 10/1/14 @ 103.75(a)	1,347,309

Machinery (0.4%):
727,000	Greenbrier Cos., Inc., 3.50%, 4/1/18	859,678
460,000	Linear Technology Corp., 3.00%, 5/1/27(a)	524,400
277,000	Linear Technology Corp., Series A, 3.00%, 5/1/27, Callable 5/1/14 @ 100	315,780
2,375,000	Linear Technology Corp., 3.00%, 5/1/27	2,707,500

		4,407,358

Media (0.3%):
415,000	Comcast Corp., 4.25%, 1/15/33	385,501
200,000	Interpublic Group of Cos., Inc., 2.25%, 11/15/17	197,176
443,000	Liberty Interactive LLC, 0.75%, 3/30/43, Callable 4/5/23 @ 100(a)	552,089
1,343,000	Liberty Media Corp., 1.38%, 10/15/23(a)	1,340,482
490,000	Liberty Media Corp., 1.38%, 10/15/23	489,081

		2,964,329

Metals & Mining (0.3%):
350,000	Southern Copper Corp., 5.25%, 11/8/42	283,842
2,416,000	United States Steel Corp., 2.75%, 4/1/19	3,198,180

		3,482,022

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Oil, Gas & Consumable Fuels (0.8%):
$335,000	Chevron Corp., 1.72%, 6/24/18, Callable 5/24/18 @ 100	$333,736
1,357,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	1,200,097
3,385,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	2,993,609
3,337,000	Stone Energy Corp., 1.75%, 3/1/17^	3,683,214

		8,210,656

Personal Products (0.0%):
100,000	Avon Products, Inc., 2.38%, 3/15/16	100,663

Pharmaceuticals (0.5%):
885,000	Abbvie, Inc., 1.20%, 11/6/15	893,995
670,000	Mylan, Inc., 6.00%, 11/15/18, Callable 11/15/14 @ 103(a)	713,949
2,366,000	Salix Pharmaceuticals, Ltd., 1.50%, 3/15/19	3,526,819

		5,134,763

Real Estate Investment Trusts (REITs) (0.0%):
515,000	EPR Properties, 5.25%, 7/15/23, Callable 4/15/23 @ 100	503,106

Semiconductors & Semiconductor Equipment (1.5%):
399,000	Lam Research Corp., 1.25%, 5/15/18^	485,284
2,425,000	Lam Research Corp., 1.25%, 5/15/18	2,949,405
2,307,000	Micron Technology, Inc., Series E, 1.63%, 2/15/33, Callable 2/20/18 @ 100(a)	4,677,442
1,467,000	Novellus Systems, Inc., 2.63%, 5/15/41	2,451,724
1,961,000	NVIDIA Corp., 1.00%, 12/1/18(a)	2,007,574
512,000	Xilinx, Inc., 3.13%, 3/15/37(a)	810,560
1,029,000	Xilinx, Inc., 3.13%, 3/15/37	1,629,036

		15,011,025

Specialty Retail (0.1%):
1,400,000	O’Reilly Automotive, Inc., 4.88%, 1/14/21, Callable 10/14/20 @ 100	1,467,445

Thrifts & Mortgage Finance (0.7%):
2,062,000	MGIC Investment Corp., 5.00%, 5/1/17^	2,330,060
1,376,000	MGIC Investment Corp., 5.00%, 5/1/17	1,554,880
245,000	MGIC Investment Corp., 2.00%, 4/1/20^	338,100
1,312,000	MGIC Investment Corp., 2.00%, 4/1/20	1,810,560
898,000	Radian Group, Inc., 2.25%, 3/1/19	1,316,693

		7,350,293

Total Convertible Bonds (Cost $109,270,757)		126,182,188

Corporate Bonds (4.0%):
Aerospace & Defense (0.0%):
200,000	Precision Castparts Corp., 2.50%, 1/15/23, Callable 10/15/22 @ 100	181,197

Air Freight & Logistics (0.0%):
160,000	United Parcel Service, Inc., 2.45%, 10/1/22	147,026

Continued

6

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Airlines (0.0%):
$93,670	Continental Airlines 2010-A, Series A, 4.75%, 1/12/21	$99,524
292,617	Continental Airlines 2012-A, Series A, 4.15%, 4/11/24	292,995
68,250	Delta Air Lines, Inc., 6.20%, 7/2/18	76,099

		468,618

Automobiles (0.0%):
550,000	Ford Motor Co., 4.75%, 1/15/43	496,031

Beverages (0.0%):
20,000	Anheuser-Busch InBev NV Worldwide, Inc., 5.38%, 11/15/14	20,831
135,000	Anheuser-Busch InBev NV Worldwide, Inc., 3.63%, 4/15/15	140,418
175,000	Anheuser-Busch InBev NV Worldwide, Inc., 0.80%, 7/15/15	175,871
80,000	FBG Finance, Ltd., 5.13%, 6/15/15(a)	84,877

		421,997

Biotechnology (0.0%):
335,000	Celgene Corp., 4.00%, 8/15/23	329,840

Capital Markets (0.3%):
120,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	143,685
180,000	Charles Schwab Corp. (The), 4.45%, 7/22/20	194,576
240,000	Ford Motor Credit Co. LLC, 2.50%, 1/15/16	246,226
75,000	General Electric Capital Corp., Series G, 6.00%, 8/7/19, MTN	87,998
115,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	131,868
175,000	Goldman Sachs Group, Inc. (The), 5.25%, 7/27/21	191,597
500,000	Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	562,844
140,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	155,756
70,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	82,766
235,000	Morgan Stanley, 4.00%, 7/24/15	245,374
295,000	Morgan Stanley, 3.45%, 11/2/15	307,067
300,000	Morgan Stanley, 3.80%, 4/29/16	317,349
120,000	Morgan Stanley, 5.75%, 1/25/21	135,752
365,000	Morgan Stanley, 6.38%, 7/24/42	427,518
90,000	National Rural Utilities Cooperative Finance Corp., 3.05%, 2/15/22, Callable 11/15/21 @ 100	87,432

		3,317,808

Chemicals (0.0%):
200,000	Monsanto Co., 3.60%, 7/15/42, Callable 1/15/42 @ 100	163,052

Commercial Banks (0.2%):
330,000	Bank of America Corp., 1.25%, 1/11/16, MTN	331,485
295,000	Bank of America Corp., 5.75%, 12/1/17	335,743
175,000	Bank of America Corp., 5.65%, 5/1/18, MTN	199,197

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Commercial Banks, continued
$140,000	Capital One Financial Corp., 6.75%, 9/15/17	$163,619
105,000	HBOS plc, 6.75%, 5/21/18(a)	118,768
130,000	PNC Funding Corp., 5.13%, 2/8/20	146,011
250,000	U.S. Bank NA, 3.78%, 4/29/20, Callable 4/29/15 @ 100(b)	258,715
879,000	Wells Fargo & Co., 4.13%, 8/15/23	866,561

		2,420,099

Commercial Services & Supplies (0.0%):
160,000	International Lease Finance Corp., 5.88%, 8/15/22	159,600

Consumer Finance (0.0%):
500,000	SLM Corp., 3.88%, 9/10/15	516,875

Containers & Packaging (0.1%):
905,000	Packaging Corp. of America, 4.50%, 11/1/23, Callable 8/1/23 @ 100	907,365

Diversified Financial Services (0.3%):
630,000	Bank of America Corp., 2.60%, 1/15/19	632,781
135,000	Citigroup, Inc., 6.13%, 11/21/17	155,616
220,000	Citigroup, Inc., 8.50%, 5/22/19	281,950
275,000	Citigroup, Inc., 4.05%, 7/30/22	271,936
595,000	Citigroup, Inc., 6.68%, 9/13/43	684,623
120,000	JPMorgan Chase & Co., 6.00%, 1/15/18	138,177
65,000	JPMorgan Chase & Co., 6.30%, 4/23/19	76,717
150,000	JPMorgan Chase & Co., 4.40%, 7/22/20	161,244
215,000	JPMorgan Chase & Co., 4.50%, 1/24/22	227,412
475,000	Moody’s Corp., 4.50%, 9/1/22, Callable 6/1/22 @ 100	467,754

		3,098,210

Diversified Telecommunication (0.4%):
1,000,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,073,692
1,375,000	Verizon Communications, Inc., 6.40%, 9/15/33	1,581,415
890,000	Verizon Communications, Inc., 6.55%, 9/15/43	1,041,264

		3,696,371

Electrical Equipment (0.0%):
405,000	Eaton Corp., 0.95%, 11/2/15	406,515

Food & Staples Retailing (0.1%):
85,000	Corn Products International, Inc., 6.63%, 4/15/37	94,646
135,000	Kraft Foods, Inc., 7.00%, 8/11/37	165,175
15,000	Kraft Foods, Inc., 6.88%, 2/1/38	18,274
1,085,000	Kroger Co. (The), 3.30%, 1/15/21, Callable 12/20/20 @ 100	1,077,849

		1,355,944

Food Products (0.0%):
190,000	Mondelez International, Inc., 6.50%, 2/9/40	227,050

Health Care Equipment & Supplies (0.1%):
525,000	Edwards Lifesciences Corp., 2.88%, 10/15/18	521,936
290,000	Medtronic, Inc., 4.00%, 4/1/43, Callable 10/1/42 @ 100	255,592

		777,528

Continued

7

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services (0.1%):
$220,000	Aetna, Inc., 3.95%, 9/1/20	$230,007
160,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	139,940
295,000	UnitedHealth Group, Inc., 1.63%, 3/15/19	284,077

		654,024

Hotels, Restaurants & Leisure (0.1%):
305,000	Wyndham Worldwide Corp., 2.95%, 3/1/17, Callable 2/1/17 @ 100	309,346
225,000	Wyndham Worldwide Corp., 5.63%, 3/1/21	240,253

		549,599

Household Durables (0.1%):
635,000	MDC Holdings, Inc., 6.00%, 1/15/43, Callable 10/15/42 @ 100	547,858

Household Products (0.1%):
695,000	Tupperware Brands Corp., 4.75%, 6/1/21, Callable 6/1/21 @ 100	698,957

Independent Power Producers & Energy Traders (0.0%):
175,000	Louisville Gas & Electric Co., 1.63%, 11/15/15	178,345
125,000	Ohio Power Co., Series M, 5.38%, 10/1/21	139,463

		317,808

Insurance (0.4%):
205,000	Berkley (WR) Corp., 4.63%, 3/15/22	207,349
115,000	CNA Financial Corp., 5.88%, 8/15/20	131,104
395,000	ING U.S., Inc., 5.50%, 7/15/22	429,559
320,000	Lincoln National Corp., 4.00%, 9/1/23	315,798
210,000	Markel Corp., 5.00%, 3/30/43	196,391
295,000	Marsh & McLennan Cos., Inc., 4.05%, 10/15/23, Callable 7/15/23 @ 100	290,625
454,000	MetLife, Inc., Series D, 4.37%, 9/15/23	463,482
75,000	Pacific Life Corp., 6.00%, 2/10/20(a)	83,668
80,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	85,251
20,000	Prudential Financial, Inc., 7.38%, 6/15/19, MTN	24,554
35,000	Prudential Financial, Inc., 6.63%, 12/1/37, MTN	41,969
280,000	Prudential Financial, Inc., 5.10%, 8/15/43, MTN	278,084
560,000	Reinsurance Group of America, Inc., 4.70%, 9/15/23	565,223
440,000	Travelers Cos., Inc. (The), 4.60%, 8/1/43	429,906

		3,542,963

IT Services (0.0%):
315,000	Computer Sciences Corp., 4.45%, 9/15/22	303,830
195,000	Hewlett-Packard Co., 2.63%, 12/9/14	198,240

		502,070

Machinery (0.1%):
655,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	612,468

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Machinery, continued
$160,000	General Electric Co., 5.25%, 12/6/17	$181,111
135,000	Waste Management, Inc., 5.00%, 3/15/14	136,164

		929,743

Media (0.2%):
135,000	Comcast Corp., 5.70%, 5/15/18	155,014
245,000	Comcast Corp., 6.45%, 3/15/37	284,334
70,000	Cox Communications, Inc., 5.45%, 12/15/14	73,154
20,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	24,255
240,000	Cox Communications, Inc., 4.70%, 12/15/42(a)	201,558
110,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.40%, 3/15/17	111,986
210,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 1.75%, 1/15/18	206,004
185,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	166,149
80,000	NBCUniversal Media LLC, 2.10%, 4/1/14	80,341
65,000	NBCUniversal Media LLC, 5.15%, 4/30/20	72,653
75,000	NBCUniversal Media LLC, 5.95%, 4/1/41	82,038
160,000	Time Warner Cable, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	138,407
40,000	Time Warner, Inc., 5.88%, 11/15/16	45,127

		1,641,020

Metals & Mining (0.1%):
350,000	Barrick NA Finance LLC, 5.70%, 5/30/41	300,688
215,000	Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	216,200
425,000	Newmont Mining Corp., 3.50%, 3/15/22, Callable 12/15/21 @ 100	361,753

		878,641

Oil & Gas Exploration & Production (0.0%):
365,000	Southwestern Energy Co., 4.10%, 3/15/22, Callable 12/15/21 @ 100	361,828

Oil, Gas & Consumable Fuels (0.3%):
1,400,000	Anadarko Petroleum Corp., 5.75%, 6/15/14	1,429,363
55,000	Enterprise Products Operating LP, 5.25%, 1/31/20	61,321
75,000	Enterprise Products Partners LP, 6.50%, 1/31/19	87,979
640,000	Noble Energy, Inc., 5.25%, 11/15/43, Callable 5/15/43 @ 100	639,477
190,000	Phillips 66, 1.95%, 3/5/15	192,647
175,000	Plains All American Pipeline LP, 3.65%, 6/1/22, Callable 3/1/22 @ 100	171,936
45,000	Spectra Energy Capital Corp., 7.50%, 9/15/38	51,745
45,000	Texas East Transmission, 7.00%, 7/15/32	53,691

		2,688,159

Paper & Forest Products (0.0%):
125,000	International Paper Co., 6.00%, 11/15/41, Callable 5/15/41 @ 100	135,745

Continued

8

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals (0.1%):
$110,000	Express Scripts, Inc., 3.13%, 5/15/16	$114,808
85,000	GlaxoSmithKline plc, 5.65%, 5/15/18	97,847
75,000	Medco Health Solutions, Inc., 2.75%, 9/15/15	77,420
95,000	Merck & Co., Inc., 5.00%, 6/30/19	107,606
213,000	Zoetis, Inc., 4.70%, 2/1/43, Callable 8/1/42 @ 100	199,083

		596,764

Real Estate Investment Trusts (REITs) (0.2%):
55,000	American Tower Corp., 4.63%, 4/1/15	57,526
443,000	American Tower Corp., 4.50%, 1/15/18	474,570
510,000	American Tower Corp., 3.40%, 2/15/19	519,207
115,000	Digital Realty Trust LP, 4.50%, 7/15/15^	119,619
460,000	Health Care REIT, Inc., 4.50%, 1/15/24, Callable 10/15/23 @ 100	454,180
185,000	Senior Housing Properties Trust, 4.30%, 1/15/16, Callable 10/15/15 @ 100	192,705
115,000	Simon Property Group LP, 4.75%, 3/15/42, Callable 9/15/41 @ 100	111,263
240,000	Ventas Realty LP / Capital Corp., 2.70%, 4/1/20, Callable 1/1/20 @ 100	229,488
95,000	Ventas Realty LP / Capital Corp., 4.25%, 3/1/22	95,598
155,000	Ventas Realty LP / Capital Corp., 5.70%, 9/30/43, Callable 3/30/43 @ 100	159,222

		2,413,378

Real Estate Management & Development (0.0%):
75,000	WEA Finance LLC, 7.13%, 4/15/18(a)	89,050

Road & Rail (0.2%):
1,370,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43, Callable 3/1/43 @ 100	1,391,760
140,000	CSX Corp., 5.50%, 4/15/41, Callable 10/15/40 @ 100	147,235
105,000	Ryder System, Inc., 3.15%, 3/2/15, MTN	107,563
18,000	Union Pacific Corp., 3.65%, 2/15/24(a)	17,392

		1,663,950

Software (0.0%):
75,000	Adobe Systems, Inc., 4.75%, 2/1/20	80,961

Specialty Retail (0.2%):
100,000	Advance Auto Parts, Inc., 5.75%, 5/1/20	108,669
520,000	Advance Auto Parts, Inc., 4.50%, 12/1/23, Callable 9/1/23 @ 100	519,746
667,117	CVS Pass-Through Trust, 6.04%, 12/10/28	733,905
365,000	Penske Truck Leasing Co. LP, 2.50%, 3/15/16(a)	373,949
355,000	Target Corp., 2.90%, 1/15/22	340,536
15,000	Wal-Mart Stores, Inc., 6.50%, 8/15/37	18,764

		2,095,569

Textiles, Apparel & Luxury Goods (0.0%):
195,000	Cintas Corp., 2.85%, 6/1/16	201,142

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Tobacco (0.1%):
$310,000	Philip Morris International, Inc., 3.60%, 11/15/23	$300,065
925,000	Philip Morris International, Inc., 4.88%, 11/15/43	916,333

		1,216,398

Wireless Telecommunication Services (0.2%):
515,000	ALLTEL Corp., 7.00%, 3/15/16	577,796
285,000	AT&T, Inc., 3.00%, 2/15/22	268,514
1,000	AT&T, Inc., 8.00%, 11/15/31	1,331
28,000	AT&T, Inc., 5.35%, 9/1/40	27,704
730,000	Crown Castle Towers LLC, 6.11%, 1/15/20(a)	818,572
25,000	SBC Communications, Inc., 6.15%, 9/15/34	27,170
65,000	Verizon Communications, Inc., 3.00%, 4/1/16	67,782
120,000	Verizon Communications, Inc., 6.40%, 2/15/38	134,756

		1,923,625

Total Corporate Bonds (Cost $42,075,692)		42,820,378

Yankee Dollars (1.1%):
Aerospace & Defense (0.0%):
275,000	BAA Funding, Ltd., 2.50%, 6/25/15(a)	278,632

Airlines (0.0%):
245,000	Virgin Australia Holdings, Ltd., 5.00%, 10/23/23(a)	250,053

Commercial Banks (0.5%):
65,000	Abbey National Treasury Services plc, 2.88%, 4/25/14	65,445
235,000	Abbey National Treasury Services plc, 3.88%, 11/10/14(a)	241,418
100,000	Barclays Bank plc, 2.75%, 2/23/15	102,259
175,000	Barclays Bank plc, 6.75%, 5/22/19	210,922
110,000	Barclays Bank plc, 5.14%, 10/14/20	117,136
1,280,000	Credit Suisse AG, 6.50%, 8/8/23(a)	1,356,800
255,000	HSBC Bank plc, 4.13%, 8/12/20(a)	269,812
375,000	ING Bank NV, 3.75%, 3/7/17(a)	394,958
485,000	ING Bank NV, 5.80%, 9/25/23(a)	507,113
435,000	Lloyds Bank plc, 2.30%, 11/27/18	433,871
125,000	National Australia Bank, 3.75%, 3/2/15(a)	129,658
180,000	Rabobank Nederland NV, 4.75%, 1/15/20(a)	194,906
100,000	Santander U.S. Debt SA, 3.72%, 1/20/15(a)	101,993
305,000	Societe Generale, 2.50%, 1/15/14(a)	305,141
100,000	Standard Chartered plc, 3.85%, 4/27/15(a)	103,840
35,000	UBS AG Stamford CT, Series BKNT, 5.88%, 12/20/17	40,163
120,000	UBS AG Stamford CT, Series BKNT, 5.75%, 4/25/18	137,766

		4,713,201

Food & Staples Retailing (0.0%):
100,000	Grupo Bimbo SAB de C.V., 4.88%, 6/30/20(a)	103,480

Independent Power Producers & Energy Traders (0.0%):
50,000	Electricite de France, 4.60%, 1/27/20(a)	54,101

Continued

9

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Independent Power Producers & Energy Traders, continued
$100,000	Iberdrola Finance Ireland, Ltd., 3.80%, 9/11/14(a)	$102,007

		156,108

Insurance (0.0%):
100,000	AEGON NV, 4.63%, 12/1/15	106,679

Internet Software & Services (0.1%):
455,000	Baidu, Inc., 3.25%, 8/6/18	459,913

Media (0.0%):
355,000	Rogers Communications, Inc., 4.50%, 3/15/43, Callable 9/15/42 @ 100	310,886

Metals & Mining (0.2%):
100,000	Anglo American Capital plc, 9.38%, 4/8/19(a)	126,710
205,000	ArcelorMittal, 4.25%, 8/5/15	212,175
145,000	ArcelorMittal, 9.85%, 6/1/19	183,425
30,000	ArcelorMittal, 7.25%, 3/1/41	28,650
265,000	Gold Fields Holdings Co., Ltd., 4.88%, 10/7/20(a)	214,297
100,000	Rio Tinto Finance (USA), Ltd., 9.00%, 5/1/19	130,562
110,000	Rio Tinto Finance (USA), Ltd., 7.13%, 7/15/28	135,285
380,000	Vale Overseas, Ltd., 5.63%, 9/15/19	412,257
65,000	Vale SA, 5.63%, 9/11/42	59,006
230,000	Xstrata Finance Canada, 1.80%, 10/23/15(a)	232,927
230,000	Xstrata Finance Canada, 2.70%, 10/25/17(a)	232,611

		1,967,905

Miscellaneous Manufacturing (0.0%):
350,000	Pentair Finance SA, 5.00%, 5/15/21, Callable 2/15/21 @ 100	365,849

Oil, Gas & Consumable Fuels (0.0%):
150,000	Husky Energy, Inc., 3.95%, 4/15/22, Callable 1/15/22 @ 100	148,055
70,000	Noble Holding International, Ltd., 2.50%, 3/15/17	70,221
390,000	Petrobras Global Finance Co., 5.63%, 5/20/43	318,362
40,000	Shell International Finance B.V., 3.10%, 6/28/15	41,511

		578,149

Pharmaceuticals (0.0%):
310,000	Perrigo Co., Ltd., 2.30%, 11/8/18(a)	305,979
190,000	Teva Pharmaceutical Finance BV, 2.95%, 12/18/22	172,021

		478,000

Real Estate Management & Development (0.1%):
430,000	Dexus Diversified Trust / Dexus Office Trust, 5.60%, 3/15/21(a)	453,220

Thrifts & Mortgage Finance (0.0%):
180,000	Nationwide Building Society, 6.25%, 2/25/20(a)	206,004

Wireless Telecommunication Services (0.2%):
200,000	America Movil SAB de C.V., 2.38%, 9/8/16	205,834

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Wireless Telecommunication Services, continued
$335,000	America Movil SAB de C.V., 4.38%, 7/16/42	$278,321
75,000	Deutsche Telekom International Finance BV, 6.00%, 7/8/19	86,826
760,000	Virgin Media Secured Finance plc, 6.50%, 1/15/18, Callable 1/15/14 @ 103.25	787,550

		1,358,531

Total Yankee Dollars (Cost $11,627,520)		11,786,610

Municipal Bond (0.0%):
Texas (0.0%):
80,000	Texas State Transportation Commission, Build America Bonds, Revenue, Series B, 5.03%, 4/1/26	85,971

Total Municipal Bond (Cost $80,000)		85,971

U.S. Treasury Obligations (10.3%):
U.S. Treasury Bonds (0.5%)
2,300,000	4.50%, 2/15/36	2,559,109
875,000	3.50%, 2/15/39	824,004
2,681,000	3.63%, 8/15/43	2,531,869

		5,914,982

U.S. Treasury Notes (9.8%)
1,350,000	1.75%, 3/31/14	1,355,431
2,000,000	0.25%, 4/30/14	2,001,016
200,000	2.63%, 6/30/14	202,484
2,470,000	2.25%, 1/31/15	2,524,997
4,000,000	0.25%, 12/31/15	3,989,376
13,500,000	2.63%, 4/30/16	14,162,337
32,000,000	0.63%, 12/15/16^	31,870,016
200,000	0.63%, 5/31/17	197,391
8,000,000	0.75%, 6/30/17	7,915,624
13,200,000	0.75%, 2/28/18	12,852,470
19,089,000	1.50%, 12/31/18	18,874,249
6,200,000	1.25%, 1/31/19	6,046,451
6,000	3.63%, 2/15/20	6,531
400,000	2.63%, 11/15/20	406,500
2,574,000	2.75%, 11/15/23	2,518,095

		104,922,968

Total U.S. Treasury Obligations (Cost $111,588,334)		110,837,950

U.S. Government Agency Mortgages (0.2%):
1,200,000	Federal Home Loan Mortgage Corporation, 4.88%, 6/13/18	1,333,489
725,000	Federal National Mortgage Association, 6.63%, 11/15/30	818,714

		2,152,203

Total U.S. Government Agency Mortgages (Cost $2,014,252)		2,152,203

Securities Held as Collateral for Securities on Loan (3.5%):
37,845,988	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	37,845,988

Total Securities Held as Collateral for Securities on Loan (Cost $37,845,988)		37,845,988

Continued

10

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (9.7%):
$104,009,810	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	$104,009,810

Total Unaffiliated Investment Company (Cost $104,009,810)		104,009,810

Total Investment Securities (Cost $916,376,223)(e) — 103.4%		1,108,459,644
Net other assets (liabilities) — (3.4)%		(36,446,061)

Net Assets — 100.0%		$1,072,013,583

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

MTN—Medium Term Note

NYS—New York Shares

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $36,859,747.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2013. The date presented represents the final maturity date.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(d)	The rate represents the effective yield at December 31, 2013.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

11

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Australia	0.1%
Brazil	—	%NM
British Virgin Islands	—	%NM
Canada	1.2%
Cayman Islands	0.1%
France	1.0%
Guernsey	0.6%
Ireland	0.2%
Ireland (Republic of)	0.6%
Israel	—	%NM
Jersey	—	%NM
Luxembourg	0.1%
Mexico	0.7%
Netherlands	0.6%
Panama	1.0%
Spain	—	%NM
Switzerland	2.1%
United Kingdom	3.7%
United States	88.0%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Forward Currency Contracts

At December 31, 2013, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of New York Mellon	1/10/14	3,532,730	$5,797,599	$5,848,762	$(51,163)
British Pound	State Street	1/10/14	7,890,871	12,941,857	13,064,068	(122,211)
Canadian Dollar	Bank of New York Mellon	1/10/14	5,380,682	5,045,745	5,064,808	(19,063)
Canadian Dollar	State Street	1/10/14	4,792,550	4,494,055	4,511,202	(17,147)
European Euro	Bank of New York Mellon	1/10/14	2,464,472	3,347,640	3,390,091	(42,451)
European Euro	State Street	1/10/14	5,944,232	8,070,663	8,176,798	(106,135)
Israeli Shekel	State Street	1/10/14	9,824,338	2,789,183	2,831,561	(42,378)
Swiss Franc	Bank of New York Mellon	1/10/14	3,201,178	3,539,677	3,589,838	(50,161)
Swiss Franc	State Street	1/10/14	3,221,954	3,561,902	3,613,136	(51,234)

				$49,588,321	$50,090,264	$(501,943)

Long Contracts:
Israeli Shekel	State Street	1/10/14	9,824,338	$2,806,713	$2,831,561	$24,848

				$2,806,713	$2,831,561	$24,848

See accompanying notes to the financial statements.

12

AZL Invesco Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$916,376,223

Investment securities, at value*	$1,108,459,644
Cash	234
Interest and dividends receivable	2,817,427
Foreign currency, at value (cost $109,961)	110,773
Unrealized appreciation on forward currency contracts	24,848
Receivable for capital shares issued	1,031,348
Reclaims receivable	40,566

Total Assets	1,112,484,840

Liabilities:
Unrealized depreciation on forward currency contracts	501,943
Payable for capital shares redeemed	1,224,655
Payable for collateral received on loaned securities	37,845,988
Manager fees payable	582,501
Administration fees payable	36,148
Distribution fees payable	221,589
Custodian fees payable	10,248
Administrative and compliance services fees payable	4,114
Trustee fees payable	31
Other accrued liabilities	44,040

Total Liabilities	40,471,257

Net Assets	$1,072,013,583

Net Assets Consist of:
Capital	$841,765,360
Accumulated net investment income/(loss)	8,838,814
Accumulated net realized gains/(losses) from investment transactions	29,800,848
Net unrealized appreciation/(depreciation) on investments	191,608,561

Net Assets	$1,072,013,583

Shares of beneficial interest (unlimited number of shares authorized, no par value)	68,143,061
Net Asset Value (offering and redemption price per share)	$15.73

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$11,903,593
Interest	5,380,822
Income from securities lending	140,718
Foreign withholding tax	(93,283)

Total Investment Income	17,331,850

Expenses:
Manager fees	5,984,373
Administration fees	279,394
Distribution fees	1,994,791
Custodian fees	36,251
Administrative and compliance services fees	16,019
Trustee fees	40,490
Professional fees	45,283
Shareholder reports	43,487
Other expenses	21,596

Total expenses before reductions	8,461,684
Less expenses voluntarily waived/reimbursed by the Manager	(722,914)
Less expenses paid indirectly	(19,538)

Net expenses	7,719,232

Net Investment Income/(Loss)	9,612,618

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	36,844,056
Net realized gains/(losses) on forward currency contracts	(255,142)
Change in net unrealized appreciation/depreciation on investments	120,836,618

Net Realized/Unrealized Gains/(Losses) on Investments	157,425,532

Change in Net Assets Resulting From Operations	$167,038,150

*	Includes securities on loan of $36,859,747.

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Invesco Equity and Income Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$9,612,618	$7,659,510
Net realized gains/(losses) on investment transactions	36,588,914	8,933,731
Change in unrealized appreciation/depreciation on investments	120,836,618	39,568,346

Change in net assets resulting from operations	167,038,150	56,161,587

Dividends to Shareholders:
From net investment income	(7,820,810)	(8,001,873)

Change in net assets resulting from dividends to shareholders	(7,820,810)	(8,001,873)

Capital Transactions:
Proceeds from shares issued	381,039,836	137,294,246
Proceeds from dividends reinvested	7,820,810	8,001,873
Value of shares redeemed	(51,132,119)	(60,784,468)

Change in net assets resulting from capital transactions	337,728,527	84,511,651

Change in net assets	496,945,867	132,671,365
Net Assets:
Beginning of period	575,067,716	442,396,351

End of period	$1,072,013,583	$575,067,716

Accumulated net investment income/(loss)	$8,838,814	$7,012,987

Share Transactions:
Shares issued	25,992,523	11,179,382
Dividends reinvested	529,865	638,108
Shares redeemed	(3,554,718)	(4,979,034)

Change in shares	22,967,670	6,838,456

See accompanying notes to the financial statements.

14

AZL Invesco Equity and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$12.73	$11.54	$11.95		$10.83	$9.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.15	0.14		0.12	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	3.02	1.22	(0.41)		1.14	1.98

Total from Investment Activities	3.13	1.37	(0.27)		1.26	2.05

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.18)	(0.14)		(0.14)	(0.22)

Total Dividends	(0.13)	(0.18)	(0.14)		(0.14)	(0.22)

Net Asset Value, End of Period	$15.73	$12.73	$11.54		$11.95	$10.83

Total Return(a)	24.67%	11.91%	(2.18	)%(b)	11.74%	22.85%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,072,014	$575,068	$442,396		$351,159	$242,485
Net Investment Income/(Loss)	1.20%	1.46%	1.57%		1.49%	1.80%
Expenses Before Reductions(c)	1.06%	1.07%	1.09%		1.10%	1.13%
Expenses Net of Reductions	0.97%	0.98%	1.01%		1.02%	1.07%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.97%	0.99%	1.01%		1.02%	1.07%
Portfolio Turnover Rate	52%	29%	28%		37%	69%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,491 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

15

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Invesco Equity and Income Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

16

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $12.3 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $13,963 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2013, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $52.4 million as of December 31, 2013. The monthly average amount for these contracts was $27.2 million for the year ended December 31, 2013.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$24,848	Unrealized depreciation on forward currency contracts	$501,943

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts / change in unrealized appreciation/depreciation on investments	$(255,142)	$(291,455)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment

17

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Equity and Income Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on the first $100 million in assets, 0.675% on the next $100 million in assets, and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $9,543 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Oil, Gas & Consumable Fuels	$30,199,817	$25,646,309	$55,846,126
Pharmaceuticals	33,743,433	8,784,524	42,527,957
All Other Common Stocks+	570,332,795	—	570,332,795
Preferred Stocks
Commercial Banks	754,240	1,751,179	2,505,419
Oil, Gas & Consumable Fuels	—	1,526,249	1,526,249
Convertible Bonds+	—	126,182,188	126,182,188
Corporate Bonds+	—	42,820,378	42,820,378
Yankee Dollars+	—	11,786,610	11,786,610
Municipal Bond	—	85,971	85,971
U.S. Treasury Obligations	—	110,837,950	110,837,950
U.S. Government Agency Mortgages	—	2,152,203	2,152,203
Securities Held as Collateral for Securities on Loan	—	37,845,988	37,845,988
Unaffiliated Investment Company	104,009,810	—	104,009,810

Total Investment Securities	739,040,095	369,419,549	1,108,459,644

Other Financial Instruments:*
Forward Currency Contracts	—	(477,095)	(477,095)

Total Investments	$739,040,095	$368,942,454	$1,107,982,549

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

19

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$648,357,618	$383,806,317

For the year ended December 31, 2013, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$230,137,817	$189,340,160

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $919,902,632. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$194,884,119
Unrealized depreciation	(6,327,107)

Net unrealized appreciation/(depreciation)	$188,557,012

During the year ended December 31, 2013, the Fund utilized $4,432,600 in capital loss carry forwards to offset capital gains.

20

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$7,820,810	$—	$7,820,810

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$8,001,873	$—	$8,001,873

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Equity and Income Fund	$9,539,132	$32,149,845	$—	$188,559,246	$230,248,223

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Equity and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

22

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 91.43% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

25

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

26

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

28

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Invesco Growth and Income Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Growth and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Growth and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Invesco Growth and Income Fund returned 33.69%1. That compared to a 32.53% total return for its benchmark, the Russell 1000® Value Index2.

The 12 months through December 31, 2013, were characterized by steady improvement in the U.S. economy and strong U.S. equity market returns. Stocks rose during the first half of the year as consumer confidence improved based on the recovery of the U.S. housing market. Nevertheless in May, capital markets declined following U.S. Federal Reserve Chairman Ben Bernanke’s comments suggesting that the Fed would start reducing the size of its bond-buying program, known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune.

Markets stabilized in mid-summer and equities then rallied through the last three months of the year. In December, when the Fed officially announced plans to reduce QE in early 2014, the news was widely anticipated and largely priced into stock valuations. As a result, equities continued to rise despite the Fed’s action.

During the period, all sectors of the Russell 1000® Value Index with the exception of real estate posted double-digit returns. In this environment, the Fund’s lack of exposure to real estate was a large driver of its relative performance versus the benchmark. Strong stock selection within the financials sector also boosted the Fund’s relative performance. Additionally, stock selection and underweight positions in the telecommunication services, materials, and energy sectors also were large contributors to the Fund’s performance. An underweight position in the utilities sector helped the Fund’s relative performance, as it was the second-worst performing sector in the benchmark. At the same time, overweight positions in the health care sector and consumer discretionary stocks enhanced relative performance.*

The Fund attempts to remain fully invested, and although we held an average cash position within our acceptable range during the reporting period, cash detracted from the Fund’s relative performance in a strong equity market. The

Fund’s relative performance also suffered because of stock selection in the consumer staples sector. In addition, stock selection and an underweight position in the industrials sector also weighed on performance. Specifically, select holdings within commercial and professional services and little exposure to transportation hurt relative performance. Moreover, stock selection in the software and services industry also detracted from relative performance, as did having low exposure to technology hardware and equipment companies as the hardware equipment industry generally performed well during the period.*

During the period, we used currency forward contracts during the reporting period for the purpose of hedging the currency exposure of non-U.S.-based companies held in the Fund. The use of currency forward contracts had a negligible impact on the Fund’s relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Invesco Growth and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common stocks and convertible securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Year
AZL® Invesco Growth and Income Fund	33.69%[1]	14.44%	15.80%	7.54%
Russell 1000® Value Index	32.53%	16.06%	16.67%	7.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Invesco Growth and Income Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco Growth and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Invesco Growth and Income Fund	$1,000.00	$1,138.50	$5.17	0.96%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Invesco Growth and Income Fund	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	27.4%
Health Care	12.3
Information Technology	11.9
Consumer Discretionary	11.1
Energy	9.5
Consumer Staples	8.3
Industrials	7.9
Materials	2.8
Telecommunication Services	2.3
Utilities	1.7

Total Common Stock	95.2
Money Market	4.8
Securities Held as Collateral for Securities on Loan	1.6

Total Investment Securities	101.6
Net other assets (liabilities)	(1.6)

Net Assets	100.0%

3

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (95.2%):
Aerospace & Defense (0.8%):
35,520	General Dynamics Corp.	$3,393,936

Automobiles (1.4%):
148,886	General Motors Co.	6,084,971

Biotechnology (1.6%):
60,513	Amgen, Inc.	6,908,164

Capital Markets (7.0%):
277,716	Charles Schwab Corp. (The)	7,220,615
23,497	Goldman Sachs Group, Inc. (The)	4,165,078
329,147	Morgan Stanley	10,322,049
71,103	Northern Trust Corp.	4,400,565
63,399	State Street Corp.	4,652,853

		30,761,160

Chemicals (2.2%):
136,484	Dow Chemical Co. (The)	6,059,890
18,253	PPG Industries, Inc.	3,461,864

		9,521,754

Commercial Banks (6.0%):
122,844	BB&T Corp.	4,584,538
98,361	Comerica, Inc.	4,676,082
174,407	Fifth Third Bancorp	3,667,779
104,545	PNC Financial Services Group, Inc.	8,110,602
113,166	Wells Fargo & Co.	5,137,736

		26,176,737

Commercial Services & Supplies (2.7%):
113,051	ADT Corp. (The)^	4,575,174
186,797	Tyco International, Ltd.	7,666,149

		12,241,323

Diversified Financial Services (10.2%):
260,105	Bank of America Corp.	4,049,835
300,469	Citigroup, Inc.	15,657,439
41,340	CME Group, Inc.	3,243,536
72,910	ING U.S., Inc.	2,562,787
332,181	JPMorgan Chase & Co.	19,425,944

		44,939,541

Diversified Telecommunication Services (0.5%):
41,615	Verizon Communications, Inc.	2,044,961

Electric Utilities (1.7%):
23,498	Allegion plc*	1,038,377
41,216	Edison International	1,908,301
35,628	FirstEnergy Corp.	1,175,011
66,659	Pinnacle West Capital Corp.	3,527,595

		7,649,284

Electronic Equipment, Instruments & Components (1.1%):
282,655	Corning, Inc.	5,036,912

Energy Equipment & Services (1.8%):
101,667	Baker Hughes, Inc.	5,618,119
43,811	Halliburton Co.	2,223,408

		7,841,527

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (1.1%):
133,591	Sysco Corp.	$4,822,635

Food Products (3.7%):
122,908	Archer-Daniels-Midland Co.	5,334,207
227,783	Mondelez International, Inc., Class A	8,040,740
80,478	Unilever NV, NYS	3,237,630

		16,612,577

Health Care Equipment & Supplies (1.5%):
115,659	Medtronic, Inc.	6,637,670

Health Care Providers & Services (3.0%):
43,050	CIGNA Corp.	3,766,014
56,379	UnitedHealth Group, Inc.	4,245,339
55,492	WellPoint, Inc.	5,126,906

		13,138,259

Hotels, Restaurants & Leisure (1.6%):
171,623	Carnival Corp.	6,894,096

Household Products (1.6%):
84,519	Procter & Gamble Co. (The)	6,880,692

Industrial Conglomerates (2.4%):
375,196	General Electric Co.	10,516,744

Insurance (4.2%):
48,763	Aon plc	4,090,728
30,667	Chubb Corp. (The)	2,963,352
171,864	Marsh & McLennan Cos., Inc.	8,311,343
65,736	Willis Group Holdings plc	2,945,630

		18,311,053

Internet Software & Services (2.3%):
182,245	eBay, Inc.*	10,003,428

IT Services (1.1%):
117,617	Amdocs, Ltd.	4,850,525

Machinery (1.0%):
70,709	Ingersoll-Rand plc	4,355,674

Media (7.3%):
173,691	Comcast Corp., Class A	9,025,853
71,813	Thomson Reuters Corp.^	2,716,061
54,295	Time Warner Cable, Inc.	7,356,973
39,988	Time Warner, Inc.	2,787,963
118,895	Viacom, Inc., Class B	10,384,289

		32,271,139

Metals & Mining (0.6%):
71,836	Freeport-McMoRan Copper & Gold, Inc.	2,711,091

Oil, Gas & Consumable Fuels (7.7%):
47,336	Anadarko Petroleum Corp.	3,754,692
53,731	Apache Corp.	4,617,642
155,339	Canadian Natural Resources, Ltd.	5,256,457
54,150	Occidental Petroleum Corp.	5,149,665
239,212	Royal Dutch Shell plc, A Shares	8,589,902
110,027	Total SA	6,744,027

		34,112,385

Continued

4

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Personal Products (1.9%):
490,107	Avon Products, Inc.	$8,439,643

Pharmaceuticals (6.2%):
89,611	Bristol-Myers Squibb Co.	4,762,825
73,205	Eli Lilly & Co.	3,733,455
150,466	Merck & Co., Inc.	7,530,823
69,684	Novartis AG, Registered Shares	5,578,405
4,975	Novartis AG, ADR	399,891
161,659	Pfizer, Inc.	4,951,615

		26,957,014

Road & Rail (1.0%):
158,205	CSX Corp.	4,551,558

Semiconductors & Semiconductor Equipment (3.1%):
490,335	Applied Materials, Inc.	8,674,026
15,021	Broadcom Corp., Class A	445,373
105,503	Texas Instruments, Inc.	4,632,637

		13,752,036

Software (4.3%):
134,990	Adobe Systems, Inc.*	8,083,201
126,453	Microsoft Corp.	4,733,136
255,912	Symantec Corp.	6,034,405

		18,850,742

Specialty Retail (0.8%):
101,844	Abercrombie & Fitch Co., Class A	3,351,686

Wireless Telecommunication Services (1.8%):
199,499	Vodafone Group plc, ADR	7,842,306

Total Common Stocks (Cost $288,986,702)		418,463,223

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (1.6%):
$7,110,171	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$7,110,171

Total Securities Held as Collateral for Securities on Loan (Cost $7,110,171)		7,110,171

Unaffiliated Investment Company (4.8%):
21,095,066	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	21,095,066

Total Unaffiliated Investment Company (Cost $21,095,066)		21,095,066

Total Investment Securities (Cost $317,191,939)(c) — 101.6%		446,668,460
Net other assets (liabilities) — (1.6)%		(7,204,455)

Net Assets — 100.0%		$439,464,005

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $6,869,335.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2013

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Canada	1.8%
France	1.5%
Guernsey	1.1%
Ireland	0.2%
Ireland (Republic of)	1.0%
Netherlands	0.7%
Panama	1.5%
Switzerland	3.1%
United Kingdom	5.3%
United States	83.8%

100.0%

Forward Currency Contracts

At December 31, 2013, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of New York Mellon	1/10/14	2,104,660	$3,453,979	$3,484,460	$(30,481)
British Pound	State Street	1/10/14	4,701,069	7,710,247	7,783,055	(72,808)
Canadian Dollar	Bank of New York Mellon	1/10/14	3,325,632	3,118,618	3,130,400	(11,782)
Canadian Dollar	State Street	1/10/14	2,962,126	2,777,635	2,788,234	(10,599)
European Euro	Bank of New York Mellon	1/10/14	1,465,039	1,990,050	2,015,286	(25,236)
European Euro	State Street	1/10/14	3,533,629	4,797,714	4,860,807	(63,093)
Israeli Shekel	State Street	1/10/14	5,867,157	1,665,718	1,691,026	(25,308)
Swiss Franc	Bank of New York Mellon	1/10/14	1,981,380	2,190,895	2,221,942	(31,047)
Swiss Franc	State Street	1/10/14	1,994,240	2,204,652	2,236,364	(31,712)

				$29,909,508	$30,211,574	$(302,066)

Long Contracts:
Israeli Shekel	State Street	1/10/14	5,867,157	$1,676,187	$1,691,027	$14,840

				$1,676,187	$1,691,027	$14,840

See accompanying notes to the financial statements.

6

AZL Invesco Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$317,191,939

Investment securities, at value*	$446,668,460
Interest and dividends receivable	782,284
Foreign currency, at value (cost $65,772)	67,245
Unrealized appreciation on forward currency contracts	14,840
Receivable for capital shares issued	121,327
Reclaims receivable	31,825

Total Assets	447,685,981

Liabilities:
Unrealized depreciation on forward currency contracts	302,066
Payable for capital shares redeemed	436,403
Payable for collateral received on loaned securities	7,110,171
Manager fees payable	239,419
Administration fees payable	14,719
Distribution fees payable	91,268
Custodian fees payable	4,628
Administrative and compliance services fees payable	1,743
Trustee fees payable	13
Other accrued liabilities	21,546

Total Liabilities	8,221,976

Net Assets	$439,464,005

Net Assets Consist of:
Capital	$293,019,343
Accumulated net investment income/(loss)	4,524,356
Accumulated net realized gains/(losses) from investment transactions	12,728,343
Net unrealized appreciation/(depreciation) on investments	129,191,963

Net Assets	$439,464,005

Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,340,489
Net Asset Value (offering and redemption price per share)	$15.51

*	Includes securities on loan of $6,869,335.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$8,347,925
Interest	7,563
Income from securities lending	35,516
Foreign withholding tax	(55,113)

Total Investment Income	8,335,891

Expenses:
Manager fees	2,920,963
Administration fees	120,569
Distribution fees	977,054
Custodian fees	20,771
Administrative and compliance services fees	7,944
Trustee fees	20,472
Professional fees	22,508
Shareholder reports	22,419
Other expenses	10,764

Total expenses before reductions	4,123,464
Less expenses voluntarily waived/reimbursed by the Manager	(355,617)
Less expenses paid indirectly	(13,630)

Net expenses	3,754,217

Net Investment Income/(Loss)	4,581,674

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	24,495,051
Net realized gains/(losses) on forward currency contracts	(113,007)
Change in net unrealized appreciation/depreciation on investments	81,222,964

Net Realized/Unrealized Gains/(Losses) on Investments	105,605,008

Change in Net Assets Resulting From Operations	$110,186,682

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Invesco Growth and Income Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$4,581,674	$4,119,748
Net realized gains/(losses) on investment transactions	24,382,044	12,045,476
Change in unrealized appreciation/depreciation on investments	81,222,964	19,984,546

Change in net assets resulting from operations	110,186,682	36,149,770

Dividends to Shareholders:
From net investment income	(3,756,211)	(4,164,632)

Change in net assets resulting from dividends to shareholders	(3,756,211)	(4,164,632)

Capital Transactions:
Proceeds from shares issued	45,473,781	62,724,559
Proceeds from dividends reinvested	3,756,211	4,164,632
Value of shares redeemed	(44,881,583)	(21,490,741)

Change in net assets resulting from capital transactions	4,348,409	45,398,450

Change in net assets	110,778,880	77,383,588
Net Assets:
Beginning of period	328,685,125	251,301,537

End of period	$439,464,005	$328,685,125

Accumulated net investment income/(loss)	$4,524,356	$3,919,381

Share Transactions:
Shares issued	3,283,999	5,455,817
Dividends reinvested	262,856	360,574
Shares redeemed	(3,280,232)	(1,934,920)

Change in shares	266,623	3,881,471

See accompanying notes to the financial statements.

8

AZL Invesco Growth and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$11.71	$10.39	$10.70		$9.61	$7.95

Investment Activities:
Net Investment Income/(Loss)	0.16	0.14	0.15		0.07	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	3.77	1.35	(0.36)		1.11	1.75

Total from Investment Activities	3.93	1.49	(0.21)		1.18	1.87

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.17)	(0.10)		(0.09)	(0.21)

Total Dividends	(0.13)	(0.17)	(0.10)		(0.09)	(0.21)

Net Asset Value, End of Period	$15.51	$11.71	$10.39		$10.70	$9.61

Total Return(a)	33.69%	14.33%	(1.94	)%(b)	12.37%	23.64%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$439,464	$328,685	$251,302		$267,458	$183,359
Net Investment Income/(Loss)	1.17%	1.43%	1.32%		1.03%	1.32%
Expenses Before Reductions(c)	1.05%	1.07%	1.09%		1.10%	1.13%
Expenses Net of Reductions	0.96%	0.97%	0.98%		0.99%	1.00%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.96%	0.98%	0.99%		1.00%	1.03%
Portfolio Turnover Rate	31%	32%	22%		34%	54%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,687 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Invesco Growth and Income Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

10

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $2.2 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $3,515 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2013, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $31.6 million as of December 31, 2013. The monthly average amount for these contracts was $19.2 million for the year ended December 31, 2013.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value	Statements of Assets and Liabilities Location	Total Fair Value

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$14,840	Unrealized depreciation on forward currency contracts	$302,066

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$(113,007)	$(124,048)

11

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2013

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Growth and Income Fund	0.78%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.675% and above $100 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $4,849 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

12

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2013

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+
Oil, Gas & Consumable Fuels	$18,778,456	$15,333,929	$34,112,385
Pharmaceuticals	21,378,609	5,578,405	26,957,014
All Other Common Stocks	357,393,824	—	357,393,824
Securities Held as Collateral for Securities on Loan	—	7,110,171	7,110,171
Unaffiliated Investment Company	21,095,066	—	21,095,066

Total Investment Securities	418,645,955	28,022,505	446,668,460

Other Financial Instruments:*
Forward Currency Contracts	—	(287,226)	(287,226)

Total Investments	$418,645,955	$27,735,279	$446,381,234

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Growth and Income Fund	$117,574,650	$114,790,015

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in

13

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2013

securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $317,990,871. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$130,834,382
Unrealized depreciation	(2,156,793)

Net unrealized appreciation/(depreciation)	$128,677,589

During the year ended December 31, 2013, the Fund utilized $10,799,255 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$3,756,211	$—	$3,756,211

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$4,164,632	$—	$4,164,632

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Growth and Income Fund	$4,237,131	$13,527,274	$—	$128,680,257	$146,444,662

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Growth and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Invesco International Equity Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco International Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco International Equity Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Invesco International Equity Fund returned 18.78%, that compared to a 23.29% total return for its benchmark, the MSCI EAFE Index1.

The U.S. and global equity markets enjoyed generally strong returns for the period ended December 31, 2013. Despite a contentious battle over extending the nation’s debt ceiling and a two-week federal government shutdown in October, the U.S. economy grew throughout 2013. European equity markets rose during the period due to reduced political uncertainty and improving macroeconomic data, such as the eurozone officially exiting recession in late summer. Japanese equities also rose sharply, based on investors’ hopes that the new government led by Prime Minister Shinzo Abe, along with new leadership at the Bank of Japan, would finally arrest deflation. However, those gains slowed later in the year when optimism about potential reforms waned and concern emerged over political developments in China. By contrast, emerging economies had a difficult year, with slowing world trade and abrupt corrections to their equity, bond, and currency markets after the U.S. Federal Reserve indicated mid-year that it might reduce its bond-buying program.

In this environment, we continued to construct the portfolio with a bottom-up approach, selecting stocks on an individual basis. The portfolio posted positive returns in nine of the 10 invested sectors, however underperformed the benchmark during the year. The Fund’s single-digit cash position throughout the year contributed to that underperformance, as equity markets rebounded during the period. Stock selection and underweight positions in the financials and telecommunication services sectors detracted from relative performance. Weak stock selection in the energy sector was a relative detractor as well.*

Geographically, overweight exposure to Latin America and off-benchmark exposure to Brazil and Canada hurt relative results. Additionally, the Fund’s underweight exposure to Japan also detracted from relative performance. Although this market delivered strong results over the reporting period, it was difficult to identify Japanese companies that met our criteria for earnings, quality, and valuation.*

The Fund’s relative performance benefited from overweight exposure to and strong stock selection in the information technology sector. Specifically, holdings in the Internet software and services industry boosted performance. A significant underweight position in the materials sector, the benchmark index’s worst performing sector, also boosted relative results. The Fund’s holdings in the media, multiline retail, and hotels, restaurants, and leisure industries were particularly strong. Geographically, European holdings were the primary driver of relative performance due to strong stock selection. The United Kingdom, Sweden, and Hong Kong were top country-level contributors to relative performance, also driven chiefly by stock selection.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® Invesco International Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities of foreign issuers that are considered by the Fund’s subadviser to have strong earnings growth.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of underlying stock into which the securities may be converted.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Year
AZL® Invesco International Equity Fund	18.78%	8.36%	13.97%	8.82%
MSCI EAFE Index (gross of withholding taxes)	23.29%	8.66%	12.96%	7.39%
MSCI EAFE Index (net of withholding taxes)	22.78%	8.17%	12.44%	6.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Invesco International Equity Fund	1.27%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.45% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.25%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco International Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Invesco International Equity Fund	$1,000.00	$1,170.90	$6.46	1.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Invesco International Equity Fund	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Consumer Discretionary	23.6%
Financials	14.2
Information Technology	13.4
Industrials	10.6
Consumer Staples	9.7
Health Care	8.9
Energy	7.9
Materials	3.2
Telecommunication Services	1.9
Utilities	1.0

Total Common Stock	94.4
Money Market	5.3

Total Investment Securities	99.7
Net other assets (liabilities)	0.3

Net Assets	100.0%

3

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (93.2%):
Air Freight & Logistics (1.1%):
170,934	Deutsche Post AG	$6,232,720

Auto Components (2.4%):
94,200	DENSO Corp.	4,981,581
32,983	Hyundai Mobis Co., Ltd.	9,184,348

		14,165,929

Automobiles (1.4%):
140,200	Toyota Motor Corp.	8,533,137

Beverages (3.7%):
87,774	Anheuser-Busch InBev NV	9,358,081
84,658	Carlsberg A/S, Class B	9,405,759
29,073	Fomento Economico Mexicano SAB de C.V., ADR	2,845,375

		21,609,215

Biotechnology (0.7%):
67,873	CSL, Ltd.	4,188,695

Capital Markets (2.9%):
884,417	Aberdeen Asset Management plc	7,364,206
138,346	Julius Baer Group, Ltd.	6,672,843
193,677	UBS AG, Registered Shares	3,690,643

		17,727,692

Chemicals (1.9%):
44,041	Agrium, Inc.	4,029,248
18,425	Syngenta AG, Registered Shares	7,346,940

		11,376,188

Commercial Banks (5.3%):
1,476,589	Akbank T.A.S.	4,639,125
605,740	Banco Bradesco SA, ADR	7,589,922
9,259,000	Industrial & Commercial Bank of China	6,295,524
199,605	Swedbank AB, A Shares	5,632,645
386,352	United Overseas Bank, Ltd.	6,515,628

		30,672,844

Commercial Services & Supplies (1.1%):
804,554	Brambles, Ltd.	6,574,282

Communications Equipment (0.7%):
351,039	Telefonaktiebolaget LM Ericsson, B Shares	4,300,013

Containers & Packaging (1.3%):
782,121	Amcor, Ltd.	7,394,484
53,644	Orora, Ltd.*	55,550

		7,450,034

Diversified Financial Services (5.1%):
2,160,000	Bm&f Bovespa SA	10,139,616
84,660	Deutsche Boerse AG	7,029,528
215,655	Investor AB, B Shares	7,443,439
125,152	Kinnevik Investment AB, Class B	5,810,655

		30,423,238

Diversified Telecommunication Services (1.2%):
420,426	Deutsche Telekom AG, Registered Shares	7,190,063

Electrical Equipment (2.7%):
339,186	ABB, Ltd.	8,963,599
78,147	Schneider Electric SA	6,858,530

		15,822,129

Electronic Equipment, Instruments & Components (1.0%):
13,685	Keyence Corp.	5,861,749

Shares		Fair Value
Common Stocks, continued
Food Products (2.6%):
109,463	Nestle SA, Registered Shares	$8,037,707
172,121	Unilever NV	6,948,890
168,678	Unilever plc*#	—

		14,986,597

Health Care Equipment & Supplies (1.2%):
500,792	Smith & Nephew plc	7,140,856

Hotels, Restaurants & Leisure (4.0%):
884,031	Compass Group plc	14,172,358
1,116,000	Galaxy Entertainment Group, Ltd.*	10,021,385

		24,193,743

Industrial Conglomerates (3.0%):
677,000	Hutchison Whampoa, Ltd.	9,248,214
919,841	Keppel Corp., Ltd.	8,180,047

		17,428,261

Insurance (0.9%):
13,282	Fairfax Financial Holdings, Ltd.	5,303,671

Internet Software & Services (1.9%):
63,178	Baidu, Inc., ADR*	11,238,103

IT Services (1.8%):
252,247	Amadeus IT Holding SA, A Shares	10,803,924

Life Sciences Tools & Services (0.0%):
160,422	Art Advanced Research Technologies, Inc.*(a)	—
165,100	Art Advanced Research Technologies, Inc.*(a)	—
50,591	Art Advanced Research Technologies, Inc.*(a)	—

		—

Machinery (1.8%):
38,100	Fanuc, Ltd.	6,987,975
167,500	Komatsu, Ltd.	3,410,098

		10,398,073

Media (10.7%):
755,717	British Sky Broadcasting Group plc	10,569,425
252,490	Grupo Televisa SA, ADR	7,640,347
571,917	Informa plc	5,433,682
122,359	Publicis Groupe	11,231,405
1,125,255	Reed Elsevier plc	16,769,948
519,547	WPP plc	11,920,798

		63,565,605

Multiline Retail (0.8%):
52,715	Next plc	4,757,951

Multi-Utilities (1.0%):
989,886	Centrica plc	5,699,982

Oil, Gas & Consumable Fuels (7.9%):
176,770	Cenovus Energy, Inc.	5,059,606
4,504,000	CNOOC, Ltd.	8,425,408
235,088	EnCana Corp.	4,245,352
243,202	Royal Dutch Shell plc, B Shares	9,150,999
332,556	Suncor Energy, Inc.	11,660,282
149,481	Total SA	9,162,332

		47,703,979

Pharmaceuticals (7.0%):
80,975	Novartis AG, Registered Shares	6,482,283
31,422	Novo Nordisk A/S, B Shares	5,789,505

Continued

4

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
43,504	Roche Holding AG	$12,198,327
161,845	Shire plc	7,625,315
223,727	Teva Pharmaceutical Industries, Ltd., ADR	8,966,978

		41,062,408

Road & Rail (0.9%):
89,458	Canadian National Railway Co.	5,100,816

Semiconductors & Semiconductor Equipment (4.6%):
192,684	Avago Technologies, Ltd.	10,191,057
7,768	Samsung Electronics Co., Ltd.	10,154,182
401,105	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	6,995,271

		27,340,510

Software (3.4%):
234,580	CGI Group, Inc., Class A*	7,849,518
148,268	SAP AG	12,711,510

		20,561,028

Specialty Retail (1.7%):
3,579,000	Belle International Holdings, Ltd.	4,164,173
888,920	Kingfisher plc	5,681,920

		9,846,093

Textiles, Apparel & Luxury Goods (1.4%):
67,265	Adidas AG	8,574,413

Shares		Fair Value
Common Stocks, continued
Tobacco (3.4%):
219,896	British American Tobacco plc	$11,796,606
207,981	Imperial Tobacco Group plc	8,070,394

		19,867,000

Wireless Telecommunication Services (0.7%):
376,500	China Mobile, Ltd.	3,919,332

Total Common Stocks (Cost $384,841,237)		551,620,273

Preferred Stock (1.2%):
Automobiles (1.2%):
26,047	Volkswagen AG, Preferred Shares	7,317,356

Total Preferred Stock (Cost $4,096,639)		7,317,356

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (5.3%):
31,478,286	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	31,478,286

Total Unaffiliated Investment Company (Cost $31,478,286)		31,478,286

Total Investment Securities (Cost $420,416,162)(c) — 99.7%		590,415,915
Net other assets (liabilities) — 0.3%		1,929,419

Net Assets — 100.0%		$592,345,334

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

*	Non-income producing security.

#	Security issued in connection with a pending litigation settlement.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2013. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2013

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Australia	3.1%
Belgium	1.6%
Brazil	3.0%
Canada	7.3%
Cayman Islands	1.9%
Denmark	2.6%
France	4.6%
Germany	8.3%
Hong Kong	7.1%
Ireland (Republic of)	2.0%
Israel	1.5%
Japan	5.0%
Mexico	1.8%
Netherlands	1.2%
Republic of Korea (South)	3.3%
Singapore	4.2%
Spain	1.8%
Sweden	3.9%
Switzerland	9.1%
Taiwan	1.2%
Turkey	0.8%
United Kingdom	19.4%
United States	5.3%

100.0%

See accompanying notes to the financial statements.

6

AZL Invesco International Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$420,416,162

Investment securities, at value	$590,415,915
Cash	48,171
Interest and dividends receivable	342,909
Foreign currency, at value (cost $1,710,301)	1,651,398
Receivable for investments sold	915,642
Reclaims receivable	221,357

Total Assets	593,595,392

Liabilities:
Payable for investments purchased	322,041
Payable for capital shares redeemed	289,823
Manager fees payable	414,837
Administration fees payable	21,259
Distribution fees payable	122,010
Custodian fees payable	45,794
Administrative and compliance services fees payable	2,293
Trustee fees payable	17
Other accrued liabilities	31,984

Total Liabilities	1,250,058

Net Assets	$592,345,334

Net Assets Consist of:
Capital	$435,239,714
Accumulated net investment income/(loss)	5,509,413
Accumulated net realized gains/(losses) from investment transactions	(18,361,442)
Net unrealized appreciation/(depreciation) on investments	169,957,649

Net Assets	$592,345,334

Shares of beneficial interest (unlimited number of shares authorized, no par value)	31,815,417
Net Asset Value (offering and redemption price per share)	$18.62

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$14,401,008
Interest	199
Income from securities lending	348,932
Foreign withholding tax	(1,384,491)

Total Investment Income	13,365,648

Expenses:
Manager fees	4,909,974
Administration fees	186,798
Distribution fees	1,363,881
Custodian fees	165,478
Administrative and compliance services fees	10,593
Trustee fees	27,439
Professional fees	40,268
Shareholder reports	30,061
Other expenses	19,722

Total expenses before reductions	6,754,214
Less expenses voluntarily waived/reimbursed by the Manager	(272,784)
Less expenses paid indirectly	(13,317)

Net expenses	6,468,113

Net Investment Income/(Loss)	6,897,535

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	19,529,354
Change in net unrealized appreciation/depreciation on investments	68,272,980

Net Realized/Unrealized Gains/(Losses) on Investments	87,802,334

Change in Net Assets Resulting From Operations	$94,699,869

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Invesco International Equity Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$6,897,535	$5,553,695
Net realized gains/(losses) on investment transactions	19,529,354	230,345
Change in unrealized appreciation/depreciation on investments	68,272,980	66,186,545

Change in net assets resulting from operations	94,699,869	71,970,585

Dividends to Shareholders:
From net investment income	(6,852,326)	(8,911,624)

Change in net assets resulting from dividends to shareholders	(6,852,326)	(8,911,624)

Capital Transactions:
Proceeds from shares issued	32,525,953	47,401,586
Proceeds from dividends reinvested	6,852,326	8,911,624
Value of shares redeemed	(44,765,774)	(69,015,486)

Change in net assets resulting from capital transactions	(5,387,495)	(12,702,276)

Change in net assets	82,460,048	50,356,685
Net Assets:
Beginning of period	509,885,286	459,528,601

End of period	$592,345,334	$509,885,286

Accumulated net investment income/(loss)	$5,509,413	$5,524,873

Share Transactions:
Shares issued	1,914,600	3,197,343
Dividends reinvested	395,631	585,906
Shares redeemed	(2,630,848)	(4,543,523)

Change in shares	(320,617)	(760,274)

See accompanying notes to the financial statements.

8

AZL Invesco International Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$15.87	$13.97	$15.24		$13.61		$10.31

Investment Activities:
Net Investment Income/(Loss)	0.22	0.16	0.28		0.12		0.08
Net Realized and Unrealized Gains/(Losses) on Investments	2.74	2.00	(1.40)		1.58		3.45

Total from Investment Activities	2.96	2.16	(1.12)		1.70		3.53

Dividends to Shareholders From:
Net Investment Income	(0.21)	(0.26)	(0.15)		(0.07)		(0.23)

Total Dividends	(0.21)	(0.26)	(0.15)		(0.07)		(0.23)

Net Asset Value, End of Period	$18.62	$15.87	$13.97		$15.24		$13.61

Total Return(a)	18.78%	15.56%	(7.32	)%(b)	12.52	%(c)	34.33%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$592,345	$509,885	$459,529		$556,045		$405,230
Net Investment Income/(Loss)	1.26%	1.12%	1.72%		1.04%		1.09%
Expenses Before Reductions(d)	1.24%	1.25%	1.27%		1.28%		1.32%
Expenses Net of Reductions	1.19%	1.20%	1.19%		1.15%		1.28%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.19%	1.20%	1.19%		1.15%		1.28%
Portfolio Turnover Rate	28%	27%	30%		39%		35	%(f)

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $13,257 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	During the year ended December 31, 2010, Invesco Advisers, Inc. reimbursed $45,566 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was 0.01%.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 77%.

See accompanying notes to the financial statements.

9

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Invesco International Equity Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

10

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $11.1 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $34,504 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco International Equity Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

11

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2013

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $6,939 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+
Beverages	$2,845,375	$18,763,840	$—		$21,609,215
Chemicals	4,029,248	7,346,940	—		11,376,188
Commercial Banks	7,589,922	23,082,922	—		30,672,844
Containers & Packaging	55,550	7,394,484	—		7,450,034
Insurance	5,303,671	—	—		5,303,671
Internet Software & Services	11,238,103	—	—		11,238,103
Life Sciences Tools & Services	—	—	—	^	—
Media	7,640,347	55,925,258	—		63,565,605
Oil, Gas & Consumable Fuels	20,965,240	26,738,739	—		47,703,979

12

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2013

Investment Securities:	Level 1	Level 2	Level 3	Total

Pharmaceuticals	$8,966,978	$32,095,430	$—	$41,062,408
Road & Rail	5,100,816	—	—	5,100,816
Semiconductors & Semiconductor Equipment	17,186,328	10,154,182	—	27,340,510
Software	7,849,518	12,711,510	—	20,561,028
All Other Common Stocks	—	258,635,872	—	258,635,872
Preferred Stock+	—	7,317,356	—	7,317,356
Unaffiliated Investment Company	31,478,286	—	—	31,478,286

Total Investment Securities	$130,249,382	$460,166,533	$—	$590,415,915

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2013.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco International Equity Fund	$145,793,224	$139,069,545

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $427,689,318. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$177,101,653
Unrealized depreciation	(14,375,056)

Net unrealized appreciation/(depreciation)	$162,726,597

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017	Total
AZL Invesco International Equity Fund	$49,811	$14,096,888	$14,146,699

During the year ended December 31, 2013, the Fund utilized $18,167,077 in CLCFs to offset capital gains.

13

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2013

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$6,852,326	$—	$6,852,326

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$8,911,624	$—	$8,911,624

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco International Equity Fund	$8,563,203	$—	$(14,146,699)	$162,689,116	$157,105,620

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the mark to market of unrealized appreciation on passive foreign investment companies.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

18

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

20

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® JPMorgan

International Opportunities Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan International Opportunities Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® JPMorgan International Opportunities Fund returned 20.69%1. That compared to a 23.29% total return for its benchmark, the MSCI EAFE Index2.

Equity markets worldwide closed the year on a strong note, fueled by signs that the global economy continues to improve, though at a pace modest enough to allow most major central banks to maintain accommodative policies. Though the euro zone has emerged from the recession, the fragile nature of the recovery, combined with a lack of inflationary pressures, prompted a surprise interest rate cut by the European Central Bank.

However, the Bank of England did not change interest rates or its asset purchase target, despite three straight quarters of GDP growth3 in the United Kingdom. In Japan, economic growth slowed, although remained positive. In the United States, the Federal Reserve Bank in December announced it would scale back bond purchases. Despite market anxiety about the tapering, investors reacted favorably to the move, interpreting it as confirmation of the U.S. economy’s continued recovery.

The Fund’s performance relative to its benchmark was hurt by holdings of a Japanese maker of specialty materials. The company, a leading manufacturer of specialty films used in LCDs and touch screens, cut its profit forecast twice in the fourth quarter, citing competition from new entrants in the market and weaker demand for computer tablets. The Fund was hurt by stock selection in several sectors, including retail, energy, and technology. Stock selection in emerging markets and in Canada also dragged on the Fund’s relative performance during the period.*

The Fund benefited from its exposure to a German tire and auto parts company, which performed well during the period after raising its 2013 earnings forecast, citing lower rubber costs, and growth in China and North America. Stock selection in several sectors also helped boost relative performance. In particular, holdings in the utilities, telecommunications, and basic industries sectors helped relative performance. In addition, an underweight position in Pacific Rim shares and strong stock selection in continental Europe benefited the Fund’s relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.
[3]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United Kingdom.

1

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities of companies from developed countries other than the United States.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Year
AZL® JPMorgan International Opportunities Fund	20.69%[1]	7.92%	10.96%	7.20%
MSCI EAFE Index (gross of withholding taxes)	23.29%	8.66%	12.96%	7.39%
MSCI EAFE Index (net of withholding taxes)	22.78%	8.17%	12.44%	6.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® JPMorgan International Opportunities Fund	1.30%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” does reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL JPMorgan International Opportunities Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan International Opportunities Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL JPMorgan International Opportunities Fund	$1,000.00	$1,183.10	$6.49	1.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL JPMorgan International Opportunities Fund	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	22.9%
Consumer Discretionary	19.1
Consumer Staples	10.4
Health Care	10.2
Industrials	9.1
Materials	7.1
Information Technology	7.0
Energy	6.4
Telecommunication Services	3.3
Utilities	3.1

Total Common Stock, Preferred Stock and Rights	98.6
Money Market	1.4

Total Investment Securities	100.0
Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (96.3%):
Air Freight & Logistics (0.5%):
180,100	Yamato Holdings Co., Ltd.	$3,646,731

Airlines (0.5%):
74,700	Japan Airlines Co., Ltd.	3,686,206

Auto Components (2.8%):
51,741	Continental AG	11,349,433
69,428	Valeo SA	7,691,687

		19,041,120

Automobiles (2.5%):
242,300	Honda Motor Co., Ltd.	9,995,031
114,400	Toyota Motor Corp.	6,962,845

		16,957,876

Beverages (2.6%):
272,967	Diageo plc	9,015,138
162,524	SABMiller plc	8,368,501

		17,383,639

Building Products (2.9%):
185,598	Compagnie de Saint-Gobain SA	10,257,520
148,600	Daikin Industries, Ltd.	9,274,922

		19,532,442

Capital Markets (2.5%):
817,300	Nomura Holdings, Inc.	6,326,686
553,973	UBS AG, Registered Shares	10,556,322

		16,883,008

Chemicals (3.5%):
98,008	BASF SE	10,450,246
14,888	LG Chem, Ltd.*	4,268,335
56,913	Solvay SA	9,007,660

		23,726,241

Commercial Banks (11.3%):
308,999	Australia & New Zealand Banking Group, Ltd.	8,893,433
135,678	BNP Paribas SA	10,623,120
229,276	Danske Bank A/S*	5,279,309
1,637,933	HSBC Holdings plc	17,962,087
1,783,300	Mitsubishi UFJ Financial Group, Inc.	11,793,524
233,972	Sumitomo Mitsui Financial Group, Inc.	12,084,965
321,141	Swedbank AB, A Shares	9,062,265

		75,698,703

Communications Equipment (1.3%):
705,722	Telefonaktiebolaget LM Ericsson, B Shares	8,644,663

Diversified Financial Services (1.5%):
559,600	ORIX Corp.	9,859,357

Diversified Telecommunication Services (1.2%):
1,264,444	BT Group plc	7,960,261

Electric Utilities (0.5%):
92,639	Electricite de France	3,280,315

Electrical Equipment (2.7%):
121,149	Schneider Electric SA	10,632,578
449,400	Sumitomo Electric Industries, Ltd.	7,511,418

		18,143,996

Electronic Equipment, Instruments & Components (1.1%):
978,000	Hitachi, Ltd.	7,416,361

Energy Equipment & Services (0.6%):
210,315	Petrofac, Ltd.	4,267,569

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (1.2%):
203,700	Seven & I Holdings Co., Ltd.	$8,113,891

Food Products (2.5%):
327,295	Tate & Lyle plc	4,388,014
302,049	Unilever NV	12,194,359
295,691	Unilever plc*#	—

		16,582,373

Gas Utilities (0.6%):
536,000	Enn Energy Holdings, Ltd.	3,977,472

Hotels, Restaurants & Leisure (4.7%):
370,578	InterContinental Hotels Group plc	12,357,912
1,036,800	Sands China, Ltd.	8,486,903
107,970	Sodexo, Inc.	10,962,558

		31,807,373

Household Durables (2.4%):
248,196	Electrolux AB, Series B	6,536,058
119,780	Persimmon plc	2,460,368
572,000	Sekisui Chemical Co., Ltd.	7,032,861

		16,029,287

Industrial Conglomerates (1.0%):
479,000	Hutchison Whampoa, Ltd.	6,543,419

Insurance (5.7%):
196,115	Assicurazioni Generali SpA	4,660,478
321,689	AXA SA	8,972,228
510,000	Ping An Insurance Group Co. of China	4,611,241
555,447	Prudential plc	12,429,683
77,364	Swiss Re AG	7,153,096

		37,826,726

IT Services (0.8%):
174,300	Nomura Research Institute, Ltd.	5,497,769

Machinery (0.8%):
1,239,000	Kawasaki Heavy Industries, Ltd.	5,209,104

Media (2.4%):
90,600	Dentsu, Inc.	3,714,441
296,012	Pearson plc	6,573,939
55,826	Publicis Groupe	5,124,301

		15,412,681

Metals & Mining (2.3%):
328,512	First Quantum Minerals, Ltd.	5,920,083
161,920	Rio Tinto plc	9,135,752

		15,055,835

Multi-Utilities (2.0%):
777,369	Centrica plc	4,476,263
182,559	GDF Suez	4,307,661
248,071	Suez Environnement Co.	4,445,122

		13,229,046

Oil, Gas & Consumable Fuels (5.8%):
568,186	BG Group plc	12,242,791
1,558,000	China Shenhua Energy Co., Ltd., H Shares	4,944,119
267,681	Repsol YPF SA	6,762,751
312,410	Royal Dutch Shell plc, A Shares	11,134,517
300,000	Royal Dutch Shell plc*#	—
335,187	Tullow Oil plc	4,759,016

		39,843,194

Continued

4

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (1.3%):
433,040	Stora Enso OYJ, R Shares	$4,363,634
261,665	UPM-Kymmene OYJ	4,426,682

		8,790,316

Pharmaceuticals (10.2%):
63,981	AstraZeneca plc	3,794,554
125,203	Bayer AG	17,563,773
208,172	Novartis AG, Registered Shares	16,664,771
46,988	Novo Nordisk A/S, B Shares	8,657,541
59,452	Roche Holding AG	16,670,076
122,296	Shire plc	5,761,967

		69,112,682

Real Estate Management & Development (1.9%):
1,380,000	China Overseas Land & Investment, Ltd.	3,897,977
159,000	Mitsubishi Estate Co., Ltd.	4,765,630
536,000	Wharf Holdings, Ltd. (The)	4,103,814

		12,767,421

Road & Rail (0.7%):
55,600	East Japan Railway Co.	4,438,078

Semiconductors & Semiconductor Equipment (2.5%):
111,715	ASML Holding NV	10,489,787
4,652	Samsung Electronics Co., Ltd.	6,081,006

		16,570,793

Software (1.3%):
101,268	SAP AG	8,682,043

Specialty Retail (1.6%):
2,628,000	Belle International Holdings, Ltd.	3,057,683
1,190,348	Kingfisher plc	7,608,628

		10,666,311

Textiles, Apparel & Luxury Goods (1.4%):
93,089	Compagnie Financiere Richemont SA, Registered Shares	9,317,926

Shares		Fair Value
Common Stocks, continued
Tobacco (3.1%):
227,909	British American Tobacco plc	$12,226,474
260,200	Japan Tobacco, Inc.	8,467,759

		20,694,233

Wireless Telecommunication Services (2.1%):
3,610,383	Vodafone Group plc	14,190,649

Total Common Stocks (Cost $515,731,224)		646,487,110

Preferred Stocks (2.3%):
Automobiles (1.3%):
31,364	Volkswagen AG, Preferred Shares	8,811,055

Household Products (1.0%):
59,368	Henkel AG & Co. KGaA, Preferred Shares	6,886,799

Total Preferred Stocks (Cost $9,222,668)		15,697,854

Right (0.0%):
Oil, Gas & Consumable Fuels (0.0%):
267,681	Repsol SA*	182,637

Total Right (Cost $—)		182,637

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (1.4%):
9,406,037	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	9,406,037

Total Unaffiliated Investment Company (Cost $9,406,037)		9,406,037

Total Investment Securities (Cost $534,359,929)(b) — 100.0%		671,773,638
Net other assets (liabilities) — 0.0%		(201,345)

Net Assets — 100.0%		$671,572,293

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

#	Security issued in connection with a pending litigation settlement.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Australia	1.3%
Belgium	1.3%
Canada	0.9%
China	2.0%
Denmark	2.1%
Finland	1.3%
France	11.4%
Germany	9.5%
Hong Kong	3.9%
Italy	0.7%

Country	Percentage
Japan	20.2%
Netherlands	3.4%
Republic of Korea (South)	1.5%
Spain	1.0%
Sweden	3.6%
Switzerland	9.0%
United Kingdom	25.5%
United States	1.4%

100.0%

Continued

5

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2013

Forward Currency Contracts

At December 31, 2013, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Goldman Sachs	3/14/14	868,971	$1,424,495	$1,438,001	$(13,506)
British Pound	Societe Generale North America	3/14/14	1,185,966	1,941,101	1,962,575	(21,474)
British Pound	Toronto Dominion Bank	3/14/14	8,379,871	13,709,470	13,867,286	(157,816)
Canadian Dollar	Barclays Bank	3/14/14	4,798,498	4,519,296	4,509,942	9,354
Danish Krone	Barclays Bank	3/14/14	21,334,065	3,940,056	3,937,008	3,048
European Euro	Barclays Bank	3/14/14	324,088	446,071	445,795	276
Hong Kong Dollar	Toronto Dominion Bank	3/14/14	145,944,883	18,821,641	18,824,506	(2,865)
Swedish Krona	Royal Bank of Scotland	3/14/14	18,475,212	2,818,311	2,869,820	(51,509)
Swiss Franc	Barclays Bank	3/14/14	336,979	380,050	378,085	1,965

				$48,000,491	$48,233,018	$(232,527)

Long Contracts:
Australian Dollar	Citigroup Global Markets	3/14/14	44,016,143	$39,852,348	$39,104,601	$(747,747)
Japanese Yen	Citigroup Global Markets	3/14/14	82,333,388	803,758	782,266	(21,492)
Norwegian Krone	Toronto Dominion Bank	3/14/14	26,762,206	4,361,507	4,402,121	40,614
Singapore Dollar	Citigroup Global Markets	3/14/14	12,439,280	9,946,920	9,860,304	(86,616)

				$54,964,533	$54,149,292	$(815,241)

At December 31, 2013, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Britsh Pound/Hong Kong Dollar	Westpac Banking Corp	1,273,331 GBP	16,223,676 HKD	$2,092,882	$2,107,443	$14,561
Japanese Yen/European Euro	Citigroup Global Markets	149,083,187 JPY	1,049,207 EUR	1,433,110	1,406,357	(26,753)

				$3,525,992	$3,513,800	$(12,192)

See accompanying notes to the financial statements.

6

AZL JPMorgan International Opportunities Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$534,359,929

Investment securities, at value	$671,773,638
Interest and dividends receivable	509,134
Foreign currency, at value (cost $965,365)	928,664
Unrealized appreciation on forward currency contracts	69,818
Reclaims receivable	279,103

Total Assets	673,560,357

Liabilities:
Unrealized depreciation on forward currency contracts	1,129,778
Payable for capital shares redeemed	142,995
Manager fees payable	470,939
Administration fees payable	23,542
Distribution fees payable	138,512
Custodian fees payable	41,986
Administrative and compliance services fees payable	2,618
Trustee fees payable	20
Other accrued liabilities	37,674

Total Liabilities	1,988,064

Net Assets	$671,572,293

Net Assets Consist of:
Capital	$555,944,912
Accumulated net investment income/(loss)	5,161,624
Accumulated net realized gains/(losses) from investment transactions	(25,873,143)
Net unrealized appreciation/(depreciation) on investments	136,338,900

Net Assets	$671,572,293

Shares of beneficial interest (unlimited number of shares authorized, no par value)	35,891,838
Net Asset Value (offering and redemption price per share)	$18.71

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$18,030,108
Interest	138
Income from securities lending	664,703
Foreign withholding tax	(2,133,029)

Total Investment Income	16,561,920

Expenses:
Manager fees	5,879,411
Administration fees	211,293
Distribution fees	1,547,210
Custodian fees	169,560
Administrative and compliance services fees	12,353
Trustee fees	32,058
Professional fees	53,208
Shareholder reports	37,031
Other expenses	21,263

Total expenses before reductions	7,963,387
Less expenses voluntarily waived/reimbursed by the Manager	(618,879)
Less expenses paid indirectly	(2,429)

Net expenses	7,342,079

Net Investment Income/(Loss)	9,219,841

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	9,128,638
Net realized gains/(losses) on forward currency contracts	(3,061,454)
Change in net unrealized appreciation/depreciation on investments	101,600,441

Net Realized/Unrealized Gains/(Losses) on Investments	107,667,625

Change in Net Assets Resulting From Operations	$116,887,466

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL JPMorgan International Opportunities Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$9,219,841	$9,856,648
Net realized gains/(losses) on investment transactions	6,067,184	(13,694,500)
Change in unrealized appreciation/depreciation on investments	101,600,441	90,210,731

Change in net assets resulting from operations	116,887,466	86,372,879

Dividends to Shareholders:
From net investment income	(13,943,101)	(8,519,620)

Change in net assets resulting from dividends to shareholders	(13,943,101)	(8,519,620)

Capital Transactions:
Proceeds from shares issued	42,931,802	133,521,756
Proceeds from dividends reinvested	13,943,101	8,519,620
Value of shares redeemed	(67,038,138)	(39,786,858)

Change in net assets resulting from capital transactions	(10,163,235)	102,254,518

Change in net assets	92,781,130	180,107,777
Net Assets:
Beginning of period	578,791,163	398,683,386

End of period	$671,572,293	$578,791,163

Accumulated net investment income/(loss)	$5,161,624	$13,230,066

Share Transactions:
Shares issued	2,524,365	8,985,901
Dividends reinvested	798,574	577,993
Shares redeemed	(3,943,254)	(2,753,072)

Change in shares	(620,315)	6,810,822

See accompanying notes to the financial statements.

8

AZL JPMorgan International Opportunities Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$15.85	$13.42	$15.62		$14.90	$12.77

Investment Activities:
Net Investment Income/(Loss)	0.27	0.26	0.21		0.27	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	2.98	2.44	(2.31)		0.61	3.06

Total from Investment Activities	3.25	2.70	(2.10)		0.88	3.32

Dividends to Shareholders From:
Net Investment Income	(0.39)	(0.27)	(0.10)		(0.07)	(1.19)
Net Realized Gains	—	—	—		(0.09)	—

Total Dividends	(0.39)	(0.27)	(0.10)		(0.16)	(1.19)

Net Asset Value, End of Period	$18.71	$15.85	$13.42		$15.62	$14.90

Total Return(a)	20.69%	20.26%	(13.41)%		5.95%	26.32%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$671,572	$578,791	$398,683		$331,815	$362,547
Net Investment Income/(Loss)	1.49%	2.08%	1.88%		1.68%	1.51%
Expenses Before Reductions(b)	1.29%	1.30%	1.32%		1.33%	1.33%
Expenses Net of Reductions	1.19%	1.20%	1.21%		1.18%	1.26%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.19%	1.20%	1.21%		1.18%	1.26%
Portfolio Turnover Rate	42%	37%	128	%(d)	35%	30	%(e)

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective May 1, 2011, the Subadviser changed from Morgan Stanley Management, Inc. to J.P. Morgan Investment Management, Inc. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2011 as compared to prior years.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 153%.

See accompanying notes to the financial statements.

9

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL JPMorgan International Opportunities Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

10

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $14.5 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $65,733 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2013, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $106.5 million as of December 31, 2013. The monthly average amount for these contracts was $186.4 million for the year ended December 31, 2013.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$69,818	Unrealized depreciation on forward currency contracts	$1,129,778

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$(3,061,454)	$(1,013,558)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with J.P. Morgan Investment Management Inc. (“JPMIM”),

11

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2013

JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL JPMorgan International Opportunities Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $7,860 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Metals & Mining	$5,920,083	$9,135,752	$15,055,835
All Other Common Stocks+	—	631,431,275	631,431,275
Preferred Stocks+	—	15,697,854	15,697,854
Right+	182,637	—	182,637
Unaffiliated Investment Company	9,406,037	—	9,406,037

Total Investment Securities	$15,508,757	$656,264,881	$671,773,638

Other Financial Instruments:*
Forward Currency Contracts	—	(1,059,960)	(1,059,960)

Total Investments	$15,508,757	$655,204,921	$670,713,678

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan International Opportunities Fund	$255,559,277	$272,012,758

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or

13

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2013

index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $540,042,765. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$148,894,061
Unrealized depreciation	(17,163,188)

Net unrealized appreciation/(depreciation)	$131,730,873

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Expires 12/31/2018	Total
AZL JPMorgan International Opportunities Fund	$4,478,674	$6,813,930	$3,127,390	$14,419,994

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL JPMorgan International Opportunities Fund	$8,860,092	$1,244,973	$10,105,065

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$13,943,101	$—	$13,943,101

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$8,519,620	$—	$8,519,620

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

14

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan International Opportunities Fund	$8,522,557	$—	$(24,525,059)	$131,629,883	$115,627,381

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan International Opportunities Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® JPMorgan U.S. Equity Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan U.S. Equity Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® JPMorgan U.S. Equity Fund returned 36.90%1. That compared to a 32.39% total return for its benchmark, the S&P 500 Index2.

The U.S. equity markets rallied for most of 2013, despite crises including the 16-day U.S. government shutdown and the possibility of the United States attacking Syria. Investors started the year skeptical about the prospects of global growth, while stateside the March employment report and several regional manufacturing surveys came in below expectations.

The S&P 500 saw a large correction between the end of May and the end of June following the Federal Reserve Board Chairman’s acknowledgement that its bond purchasing program could slow. Stocks rallied into the end of the year following Congress’ approval of a budget and the Federal Reserve’s confirmation of the planned taper, with investors viewing the move as a vote of confidence in the economy.

The Fund outperformed its benchmark over the year, with its investments in the autos & transportation, pharmaceuticals and medical technology and REITs sectors adding value. An overweight position in a company that designs and supplies semiconductor devices benefited the Fund, as did an underweight position in a technology services company that missed revenue targets throughout the period.*

The Fund’s relative performance was hindered by an overweight position in an energy company that was challenged by weak coking coal prices. Additionally, an overweight position in an insurance carrier, which underperformed compared to its competitors, also detracted from the Fund’s relative return.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

1

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide high total return from a portfolio of selected equity securities. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, primarily in large- and medium-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

				Since
	1	3	5	Inception
	Year	Year	Year	(5/3/04)
AZL® JPMorgan U.S. Equity Fund	36.90%[1]	16.18%	18.83%	7.32%
S&P 500 Index	32.39%	16.18%	17.94%	7.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® JPMorgan U.S. Equity Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL JPMorgan U.S. Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan U.S. Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,191.20	$5.63	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	20.9%
Consumer Discretionary	15.3
Financials	15.1
Health Care	13.4
Energy	10.7
Industrials	10.7
Consumer Staples	6.4
Materials	4.5
Utilities	1.2
Telecommunication Services	1.0

Total Common Stock	99.2
Money Market	0.8
Securities Held as Collateral for Securities on Loan	0.7

Total Investment Securities	100.7
Net other assets (liabilities)	(0.7)

Net Assets	100.0%

3

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (99.2%):
Aerospace & Defense (3.7%):
87,865	Honeywell International, Inc.	$8,028,225
7,922	Textron, Inc.	291,213
92,427	United Technologies Corp.	10,518,192

		18,837,630

Airlines (0.7%):
103,870	Delta Air Lines, Inc.	2,853,309
14,528	United Continental Holdings, Inc.*	549,594

		3,402,903

Auto Components (0.3%):
11,318	Dana Holding Corp.	222,059
24,837	Johnson Controls, Inc.	1,274,138

		1,496,197

Automobiles (2.3%):
286,468	General Motors Co.	11,707,947

Beverages (1.5%):
82,885	Coca-Cola Co. (The)	3,423,979
8,375	Constellation Brands, Inc., Class A*	589,433
1,000	Molson Coors Brewing Co., Class B	56,150
44,529	PepsiCo, Inc.	3,693,235

		7,762,797

Biotechnology (3.0%):
4,733	Aegerion Pharmaceuticals, Inc.*	335,854
15,845	Alexion Pharmaceuticals, Inc.*	2,108,336
21,462	Biogen Idec, Inc.*	6,003,994
26,360	Celgene Corp.*	4,453,786
34,438	Vertex Pharmaceuticals, Inc.*	2,558,743

		15,460,713

Building Products (0.4%):
86,980	Masco Corp.	1,980,535

Capital Markets (3.2%):
30,269	Ameriprise Financial, Inc.	3,482,448
12,984	Goldman Sachs Group, Inc. (The)	2,301,544
70,586	Invesco, Ltd.	2,569,330
158,404	Morgan Stanley	4,967,549
8,313	Northern Trust Corp.	514,492
23,664	State Street Corp.	1,736,701
16,668	TD Ameritrade Holding Corp.	510,708

		16,082,772

Chemicals (2.2%):
12,851	Air Products & Chemicals, Inc.	1,436,485
29,984	Axiall Corp.	1,422,441
91,681	Dow Chemical Co. (The)	4,070,636
17,779	Methanex Corp.	1,053,228
28,191	Monsanto Co.	3,285,661

		11,268,451

Commercial Banks (3.1%):
21,009	SunTrust Banks, Inc.	773,341
299,877	Wells Fargo & Co.	13,614,416
39,241	Zions Bancorp	1,175,660

		15,563,417

Shares		Fair Value
Common Stocks, continued
Communications Equipment (3.2%):
369,188	Cisco Systems, Inc.	$8,288,271
104,533	QUALCOMM, Inc.	7,761,575

		16,049,846

Computers & Peripherals (3.2%):
25,722	Apple, Inc.	14,432,872
30,043	Hewlett-Packard Co.	840,603
11,647	SanDisk Corp.	821,579

		16,095,054

Construction & Engineering (1.5%):
89,404	Fluor Corp.	7,178,247
7,300	Jacobs Engineering Group, Inc.*	459,827

		7,638,074

Consumer Finance (0.7%):
12,532	American Express Co.	1,137,028
34,521	Capital One Financial Corp.	2,644,654

		3,781,682

Diversified Financial Services (4.2%):
553,365	Bank of America Corp.	8,615,893
142,191	Citigroup, Inc.	7,409,573
24,096	IntercontinentalExchange Group, Inc.	5,419,672

		21,445,138

Diversified Telecommunication Services (1.0%):
103,831	Verizon Communications, Inc.	5,102,255

Electric Utilities (0.8%):
20,413	American Electric Power Co., Inc.	954,104
33,520	NextEra Energy, Inc.	2,869,982

		3,824,086

Electrical Equipment (1.0%):
35,889	Eaton Corp. plc	2,731,870
37,266	Emerson Electric Co.	2,615,328

		5,347,198

Energy Equipment & Services (3.1%):
18,252	Ensco plc, Class A, ADR	1,043,649
39,469	Halliburton Co.	2,003,052
140,529	Schlumberger, Ltd.	12,663,069

		15,709,770

Food & Staples Retailing (1.3%):
20,227	Costco Wholesale Corp.	2,407,215
37,554	CVS Caremark Corp.	2,687,740
18,355	Wal-Mart Stores, Inc.	1,444,355

		6,539,310

Food Products (1.0%):
32,039	General Mills, Inc.	1,599,066
95,872	Mondelez International, Inc., Class A	3,384,282

		4,983,348

Health Care Equipment & Supplies (0.4%):
25,310	Stryker Corp.	1,901,793

Continued

4

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (3.2%):
20,536	Humana, Inc.	$2,119,726
11,379	McKesson, Inc.	1,836,571
166,594	UnitedHealth Group, Inc.	12,544,528

		16,500,825

Health Care Technology (0.3%):
26,094	Cerner Corp.*	1,454,480

Hotels, Restaurants & Leisure (1.3%):
24,384	McDonald’s Corp.	2,365,980
30,860	Royal Caribbean Cruises, Ltd.	1,463,381
35,928	Yum! Brands, Inc.	2,716,516

		6,545,877

Household Durables (0.6%):
28,026	Lennar Corp.	1,108,709
44,138	Toll Brothers, Inc.*	1,633,105
3,272	Whirlpool Corp.	513,246

		3,255,060

Household Products (1.8%):
24,857	Colgate-Palmolive Co.	1,620,925
89,491	Procter & Gamble Co. (The)	7,285,462

		8,906,387

Insurance (3.9%):
96,014	ACE, Ltd.	9,940,329
4,400	Axis Capital Holdings, Ltd.	209,308
36,125	Hartford Financial Services Group, Inc. (The)	1,308,809
71,794	Marsh & McLennan Cos., Inc.	3,471,958
86,445	MetLife, Inc.	4,661,114

		19,591,518

Internet & Catalog Retail (1.3%):
9,486	Amazon.com, Inc.*	3,782,922
2,634	Priceline.com, Inc.*	3,061,762

		6,844,684

Internet Software & Services (4.1%):
103,648	eBay, Inc.*	5,689,239
7,758	Facebook, Inc., Class A*	424,052
13,233	Google, Inc., Class A*	14,830,355

		20,943,646

IT Services (2.1%):
22,244	Accenture plc, Class A	1,828,902
3,498	Alliance Data Systems Corp.*^	919,729
15,659	Cognizant Technology Solutions Corp., Class A*	1,581,246
25,562	Genpact, Ltd.*	469,574
24,508	Visa, Inc., Class A	5,457,441

		10,256,892

Machinery (1.5%):
21,793	Flowserve Corp.	1,717,942
72,617	PACCAR, Inc.	4,296,747
7,428	Pentair, Ltd., Registered Shares	576,933
10,155	SPX Corp.	1,011,540

		7,603,162

Shares		Fair Value
Common Stocks, continued
Media (5.7%):
29,940	CBS Corp., Class B	$1,908,376
148,616	Comcast Corp., Class A	7,722,830
26,895	DISH Network Corp., Class A*	1,557,758
11,035	Time Warner Cable, Inc.	1,495,243
184,152	Time Warner, Inc.	12,839,078
41,731	Walt Disney Co. (The)	3,188,248

		28,711,533

Metals & Mining (2.2%):
254,253	Alcoa, Inc.	2,702,709
180,681	Freeport-McMoRan Copper & Gold, Inc.	6,818,901
49,673	United States Steel Corp.^	1,465,354

		10,986,964

Multi-Utilities (0.4%):
15,623	NiSource, Inc.	513,684
16,441	Sempra Energy	1,475,744

		1,989,428

Oil, Gas & Consumable Fuels (7.6%):
20,166	Anadarko Petroleum Corp.	1,599,567
17,964	Apache Corp.	1,543,826
17,347	Cheniere Energy, Inc.*	748,003
52,142	Chevron Corp.	6,513,057
8,128	EOG Resources, Inc.	1,364,204
138,740	Exxon Mobil Corp.	14,040,488
23,252	Marathon Oil Corp.	820,796
21,596	Marathon Petroleum Corp.	1,981,001
57,020	Occidental Petroleum Corp.	5,422,602
32,824	Phillips 66	2,531,715
41,309	QEP Resources, Inc.	1,266,121
37,480	Williams Cos., Inc. (The)	1,445,604

		39,276,984

Paper & Forest Products (0.1%):
9,058	International Paper Co.	444,114

Pharmaceuticals (6.5%):
117,640	Bristol-Myers Squibb Co.	6,252,566
239,149	Johnson & Johnson Co.	21,903,658
86,795	Merck & Co., Inc.	4,344,090
6,060	Perrigo Co. plc	929,968

		33,430,282

Road & Rail (1.8%):
185,669	CSX Corp.	5,341,697
7,006	Norfolk Southern Corp.	650,367
19,034	Union Pacific Corp.	3,197,712

		9,189,776

Semiconductors & Semiconductor Equipment (4.3%):
16,244	Altera Corp.	528,417
160,360	Applied Materials, Inc.	2,836,768
153,363	Avago Technologies, Ltd.	8,111,369
16,338	Broadcom Corp., Class A	484,422
50,349	Freescale Semiconductor Holdings I, Ltd.*	808,101
47,855	KLA-Tencor Corp.	3,084,733

Continued

5

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
84,361	Lam Research Corp.*	$4,593,457
44,378	Teradyne, Inc.*^	781,940
12,429	Xilinx, Inc.	570,740

		21,799,947

Software (4.0%):
29,611	Adobe Systems, Inc.*	1,773,107
22,717	Citrix Systems, Inc.*	1,436,850
305,326	Microsoft Corp.	11,428,352
150,523	Oracle Corp.	5,759,010

		20,397,319

Specialty Retail (3.0%):
6,284	AutoZone, Inc.*	3,003,375
83,626	Home Depot, Inc. (The)	6,885,765
53,131	Lowe’s Cos., Inc.	2,632,641
39,338	TJX Cos., Inc. (The)	2,507,011

		15,028,792

Textiles, Apparel & Luxury Goods (0.8%):
22,390	Lululemon Athletica, Inc.*^	1,321,682
38,440	V.F. Corp.	2,396,350

		3,718,032

Tobacco (0.8%):
48,583	Philip Morris International, Inc.	4,233,037

Trading Companies & Distributors (0.1%):
2,819	W.W. Grainger, Inc.	720,029

Total Common Stocks (Cost $371,961,166)		503,809,684

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (0.7%):
$3,356,883	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$3,356,883

Total Securities Held as Collateral for Securities on Loan (Cost $3,356,883)		3,356,883

Unaffiliated Investment Company (0.8%):
4,200,817	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	4,200,817

Total Unaffiliated Investment Company (Cost $4,200,817)		4,200,817

Total Investment Securities (Cost $379,518,866)(c) — 100.7%		511,367,384
Net other assets (liabilities) — (0.7)%		(3,557,422)

Net Assets — 100.0%		$507,809,962

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $3,291,206.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL JPMorgan U.S. Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$379,518,866

Investment securities, at value*	$511,367,384
Cash	42,325
Interest and dividends receivable	523,173
Receivable for capital shares issued	15,743
Receivable for investments sold	1,298,222

Total Assets	513,246,847

Liabilities:
Payable for investments purchased	1,509,776
Payable for capital shares redeemed	105,498
Payable for collateral received on loaned securities	3,356,883
Manager fees payable	299,001
Administration fees payable	17,136
Distribution fees payable	105,269
Custodian fees payable	12,826
Administrative and compliance services fees payable	2,358
Trustee fees payable	18
Other accrued liabilities	28,120

Total Liabilities	5,436,885

Net Assets	$507,809,962

Net Assets Consist of:
Capital	$475,768,298
Accumulated net investment income/(loss)	3,756,523
Accumulated net realized gains/(losses) from investment transactions	(103,563,377)
Net unrealized appreciation/(depreciation) on investments	131,848,518

Net Assets	$507,809,962

Shares of beneficial interest (unlimited number of shares authorized, no par value)	34,933,061
Net Asset Value (offering and redemption price per share)	$14.54

*	Includes securities on loan of $3,291,206.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$8,314,623
Interest	12,136
Income from securities lending	25,402
Foreign withholding tax	(1,558)

Total Investment Income	8,350,603

Expenses:
Manager fees	3,616,528
Administration fees	139,777
Distribution fees	1,130,163
Custodian fees	46,326
Administrative and compliance services fees	9,487
Trustee fees	24,385
Professional fees	24,823
Shareholder reports	25,031
Other expenses	13,363

Total expenses before reductions	5,029,883
Less expenses voluntarily waived/reimbursed by the Manager	(402,064)
Less expenses paid indirectly	(36,676)

Net expenses	4,591,143

Net Investment Income/(Loss)	3,759,460

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	65,573,449
Net realized gains/(losses) on futures contracts	149,975
Change in net unrealized appreciation/depreciation on investments	71,200,773

Net Realized/Unrealized Gains/(Losses) on Investments	136,924,197

Change in Net Assets Resulting From Operations	$140,683,657

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL JPMorgan U.S. Equity Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,759,460	$4,272,697
Net realized gains/(losses) on investment transactions	65,723,424	21,122,061
Change in unrealized appreciation/depreciation on investments	71,200,773	30,428,643

Change in net assets resulting from operations	140,683,657	55,823,401

Dividends to Shareholders:
From net investment income	(4,265,547)	(2,890,566)

Change in net assets resulting from dividends to shareholders	(4,265,547)	(2,890,566)

Capital Transactions:
Proceeds from shares issued	37,012,375	60,259,051
Proceeds from dividends reinvested	4,265,547	2,890,566
Value of shares redeemed	(63,611,318)	(34,633,820)

Change in net assets resulting from capital transactions	(22,333,396)	28,515,797

Change in net assets	114,084,714	81,448,632
Net Assets:
Beginning of period	393,725,248	312,276,616

End of period	$507,809,962	$393,725,248

Accumulated net investment income/(loss)	$3,756,523	$4,267,400

Share Transactions:
Shares issued	2,983,087	5,919,940
Dividends reinvested	327,615	271,415
Shares redeemed	(5,089,833)	(3,361,647)

Change in shares	(1,779,131)	2,829,708

See accompanying notes to the financial statements.

8

AZL JPMorgan U.S. Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.72		$9.22	$9.50	$8.46	$6.35

Investment Activities:
Net Investment Income/(Loss)	0.11		0.11	0.09	0.07	— (a)
Net Realized and Unrealized Gains/(Losses) on Investments	3.83		1.47	(0.30)	1.02	2.14

Total from Investment Activities	3.94		1.58	(0.21)	1.09	2.14

Dividends to Shareholders From:
Net Investment Income	(0.12)		(0.08)	(0.07)	(0.05)	(0.03)

Total Dividends	(0.12)		(0.08)	(0.07)	(0.05)	(0.03)

Net Asset Value, End of Period	$14.54		$10.72	$9.22	$9.50	$8.46

Total Return(b)	36.90	%(e)	17.13%	(2.20)%	12.97%	33.71%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$507,810		$393,725	$312,277	$325,037	$301,111
Net Investment Income/(Loss)	0.83%		1.16%	0.90%	0.79%	0.97%
Expenses Before Reductions(c)	1.11%		1.12%	1.13%	1.13%	1.20%
Expenses Net of Reductions	1.01%		1.03%	1.08%	1.08%	1.15%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.02%		1.04%	1.08%	1.08%	1.15%
Portfolio Turnover Rate	81%		71%	81%	86%	103%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	During the year ended December 31, 2013, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%.

See accompanying notes to the financial statements.

9

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL JPMorgan U.S. Equity Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

10

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $2.9 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,508 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were not open futures contracts as of December 31, 2013. The monthly average notional amount for these contracts was $0.9 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/ change in unrealized appreciation/ depreciation on investments	$149,975	$10,002

11

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2013

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL JPMorgan U.S. Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $5,642 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$503,809,684	$—	$503,809,684
Securities Held as Collateral for Securities on Loan	—	3,356,883	3,356,883
Unaffiliated Investment Company	4,200,817	—	4,200,817

Total Investments	$508,010,501	$3,356,883	$511,367,384

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan U.S. Equity Fund	$360,400,512	$380,749,675

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

13

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2013

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $383,846,595. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$132,336,184
Unrealized depreciation	(4,815,395)

Net unrealized appreciation/(depreciation)	$127,520,789

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017	Total
AZL JPMorgan U.S. Equity Fund	$85,268,431	$13,967,218	$99,235,649

During the year ended December 31, 2013, the Fund utilized $63,108,021 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$4,265,547	$—	$4,265,547

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$2,890,566	$—	$2,890,566

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan U.S. Equity Fund	$3,756,524	$—	$(99,235,649)	$127,520,789	$32,041,664

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan U.S. Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

18

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® MFS Investors Trust Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Investors Trust Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Investors Trust Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® MFS Investors Trust Fund returned 31.77%1. That compared to a 32.39% total return for its benchmark, the S&P 500 Index2.

Investor sentiment rose early in the period in response to several factors, including an agreement among U.S. lawmakers to end the standoff over the so-called “fiscal cliff,” and improving global macroeconomic indicators. However, some concerns remained. In particular, Federal Reserve Chairman Ben Bernanke in late May suggested the Fed would begin tapering its economic stimulus efforts. Stocks declined in the wake of that announcement. Later in the period, more fiscal cliff negotiations and a partial government shutdown introduced volatility to the equity markets. Subsequent budget and debt deals that reopened the government, along with steady economic growth in the U.S., helped buoy investor confidence and contributed to strong performance among stocks during the period.

The Fund performed well in that environment. However, it slightly underperformed its benchmark during the period. The Fund’s stock selection in the consumer staples, retailing and energy sectors were among the largest detractors from relative performance. Specifically, holdings of an international food producer and a wine and alcoholic beverage producer dragged on relative performance. The Fund was hurt by individual holdings in the technology sector, including shares of a data storage systems provider and a semiconductor company. The Fund’s cash and cash equivalent holdings, which are not reflected in the Fund’s benchmark, also dragged on relative performance.*

The Fund benefited from individual stock selection in the financial services and health care sectors. In financials, holdings of an asset management firm and two-transaction processing and payments-related service providers all outperformed the benchmark, boosting the Fund’s relative performance. In health care, the Fund benefited from holdings in a life sciences supply company, a cardiovascular device maker and a pharmaceutical company. An underweight position in the utilities and communications sector helped relative performance as that sector underperformed the benchmark. We avoided exposure to a diversified technology products and services company, which benefited the Fund’s relative performance as that company’s stock performed poorly during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® MFS Investors Trust Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)
AZL® MFS Investors Trust Fund	31.77%[1]	15.30%	20.90%	10.56%
S&P 500 Index	32.39%	16.18%	17.94%	7.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Investors Trust Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 (“S&P 500”) Index, which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index

2

AZL MFS Investors Trust Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Investors Trust Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MFS Investors Trust Fund	$1,000.00	$1,173.60	$5.59	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MFS Investors Trust Fund	$1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	21.5%
Financials	16.0
Health Care	13.6
Industrials	12.3
Consumer Discretionary	12.3
Energy	8.9
Consumer Staples	8.5
Materials	3.7
Utilities	2.2

Total Common Stock	99.0
Money Market	1.1

Total Investment Securities	100.1
Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (99.0%):
Aerospace & Defense (5.2%):
75,470	Honeywell International, Inc.	$6,895,694
25,482	Precision Castparts Corp.	6,862,303
64,604	United Technologies Corp.	7,351,935

		21,109,932

Air Freight & Logistics (0.9%):
34,440	United Parcel Service, Inc., Class B	3,618,955

Auto Components (0.5%):
33,900	Delphi Automotive plc	2,038,407

Automobiles (0.4%):
12,433	Bayerische Motoren Werke AG (BMW)	1,457,949

Beverages (2.1%):
110,746	Diageo plc	3,657,550
28,841	Heineken NV	1,952,747
25,921	Pernod Ricard SA	2,959,402

		8,569,699

Biotechnology (0.7%):
40,428	Gilead Sciences, Inc.*	3,038,164

Capital Markets (4.9%):
21,555	BlackRock, Inc., Class A	6,821,511
28,782	Franklin Resources, Inc.	1,661,585
39,788	Goldman Sachs Group, Inc. (The)	7,052,821
69,600	Morgan Stanley	2,182,656
30,432	State Street Corp.	2,233,404

		19,951,977

Chemicals (3.7%):
34,420	FMC Corp.	2,597,333
17,624	Linde AG	3,690,832
28,192	Praxair, Inc.	3,665,806
13,130	Sherwin Williams Co.	2,409,355
28,170	W.R. Grace & Co.*	2,785,168

		15,148,494

Commercial Banks (1.9%):
167,572	Wells Fargo & Co.	7,607,769

Computers & Peripherals (5.4%):
13,472	Apple, Inc.	7,559,273
315,659	EMC Corp.	7,938,823
232,970	Hewlett-Packard Co.	6,518,501

		22,016,597

Construction & Engineering (0.8%):
40,780	Fluor Corp.	3,274,226

Consumer Finance (1.9%):
83,860	American Express Co.	7,608,618

Diversified Financial Services (4.1%):
263,728	Bank of America Corp.	4,106,245
216,540	JPMorgan Chase & Co.	12,663,259

		16,769,504

Electric Utilities (0.8%):
72,059	American Electric Power Co., Inc.	3,368,038

Energy Equipment & Services (3.7%):
71,460	Cameron International Corp.*	4,254,014
68,800	Dresser-Rand Group, Inc.*	4,102,544
46,881	National-Oilwell Varco, Inc.	3,728,446

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
31,375	Schlumberger, Ltd.	$2,827,201

		14,912,205

Food Products (2.8%):
67,627	Danone SA	4,878,277
33,456	General Mills, Inc.	1,669,789
141,010	Mondelez International, Inc., Class A	4,977,653

		11,525,719

Health Care Equipment & Supplies (4.0%):
82,050	Abbott Laboratories	3,144,977
97,940	Covidien plc	6,669,714
66,552	St. Jude Medical, Inc.	4,122,896
34,040	Stryker Corp.	2,557,766

		16,495,353

Hotels, Restaurants & Leisure (1.1%):
46,334	McDonald’s Corp.	4,495,788

Household Products (3.0%):
54,261	Colgate-Palmolive Co.	3,538,360
104,366	Procter & Gamble Co. (The)	8,496,436

		12,034,796

Industrial Conglomerates (2.8%):
146,338	Danaher Corp.	11,297,294

Insurance (1.8%):
70,190	ACE, Ltd.	7,266,771

Internet Software & Services (3.3%):
20,710	Facebook, Inc., Class A*	1,132,009
10,817	Google, Inc., Class A*	12,122,720

		13,254,729

IT Services (7.5%):
64,525	Accenture plc, Class A	5,305,246
49,420	Cognizant Technology Solutions Corp., Class A*	4,990,432
77,050	Fidelity National Information Services, Inc.	4,136,044
8,024	MasterCard, Inc., Class A	6,703,731
40,215	Visa, Inc., Class A	8,955,075

		30,090,528

Life Sciences Tools & Services (1.7%):
62,790	Thermo Fisher Scientific, Inc.	6,991,667

Machinery (0.6%):
30,550	Stanley Black & Decker, Inc.	2,465,080

Media (5.5%):
109,590	Comcast Corp., Class A	5,694,844
49,930	Time Warner, Inc.	3,481,120
140,350	Twenty-First Century Fox, Inc.	4,937,513
107,897	Walt Disney Co. (The)	8,243,330

		22,356,807

Multiline Retail (2.0%):
57,997	Kohl’s Corp.	3,291,330
74,938	Target Corp.	4,741,327

		8,032,657

Multi-Utilities (1.4%):
132,620	CMS Energy Corp.	3,550,237
48,008	Wisconsin Energy Corp.	1,984,651

		5,534,888

Continued

4

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (5.2%):
42,621	Chevron Corp.	$5,323,789
22,038	EOG Resources, Inc.	3,698,858
80,551	Exxon Mobil Corp.	8,151,761
43,592	Occidental Petroleum Corp.	4,145,599

		21,320,007

Pharmaceuticals (7.2%):
53,510	Bristol-Myers Squibb Co.	2,844,057
54,130	Endo Health Solutions, Inc.*	3,651,610
91,129	Johnson & Johnson Co.	8,346,505
303,370	Pfizer, Inc.	9,292,222
44,730	Valeant Pharmaceuticals International, Inc.*	5,251,302

		29,385,696

Real Estate Investment Trusts (REITs) (1.4%):
71,434	American Tower Corp.	5,701,862

Road & Rail (1.1%):
79,900	Canadian National Railway Co.	4,555,898

Semiconductors & Semiconductor Equipment (2.6%):
122,460	Altera Corp.	3,983,624
148,101	Microchip Technology, Inc.	6,627,520

		10,611,144

Software (2.7%):
43,480	Autodesk, Inc.*	2,188,348
48,810	Citrix Systems, Inc.*	3,087,233
151,955	Oracle Corp.	5,813,798

		11,089,379

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (2.8%):
20,202	LVMH Moet Hennessy Louis Vuitton SA	$3,697,907
44,536	Nike, Inc., Class B	3,502,311
68,280	V.F. Corp.	4,256,575

		11,456,793

Tobacco (0.6%):
30,324	Philip Morris International, Inc.	2,642,130

Trading Companies & Distributors (0.9%):
14,021	W.W. Grainger, Inc.	3,581,244

Total Common Stocks (Cost $261,083,792)		402,676,764

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (1.1%):
4,442,619	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	4,442,619

Total Unaffiliated Investment Company (Cost $4,442,619)		4,442,619

Total Investment Securities (Cost $265,526,411)(b) — 100.1%		407,119,383
Net other assets (liabilities) — (0.1)%		(266,803)

Net Assets — 100.0%		$406,852,580

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Canada	2.4%
France	2.8%
Germany	1.3%
Ireland (Republic of)	2.9%
Netherlands	1.2%
Switzerland	1.8%
United Kingdom	1.4%
United States	86.2%

100.0%

See accompanying notes to the financial statements.

5

AZL MFS Investors Trust Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$265,526,411

Investment securities, at value	$407,119,383
Cash	13,889
Interest and dividends receivable	331,591
Receivable for capital shares issued	7,281
Reclaims receivable	602

Total Assets	407,472,746

Liabilities:
Payable for capital shares redeemed	252,105
Manager fees payable	240,248
Administration fees payable	14,315
Distribution fees payable	84,286
Custodian fees payable	6,443
Administrative and compliance services fees payable	1,612
Trustee fees payable	12
Other accrued liabilities	21,145

Total Liabilities	620,166

Net Assets	$406,852,580

Net Assets Consist of:
Capital	$256,156,607
Accumulated net investment income/(loss)	2,874,774
Accumulated net realized gains/(losses) from investment transactions	6,228,191
Net unrealized appreciation/(depreciation) on investments	141,593,008

Net Assets	$406,852,580

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,101,835
Net Asset Value (offering and redemption price per share)	$21.30

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$6,724,029
Interest	2,171
Income from securities lending	38,789
Foreign withholding tax	(93,724)

Total Investment Income	6,671,265

Expenses:
Manager fees	2,789,861
Administration fees	115,503
Distribution fees	929,954
Custodian fees	23,851
Administrative and compliance services fees	7,311
Trustee fees	18,879
Professional fees	19,742
Shareholder reports	22,017
Other expenses	9,988

Total expenses before reductions	3,937,106
Less expenses voluntarily waived/reimbursed by the Manager	(135,995)
Less expenses paid indirectly	(5,122)

Net expenses	3,795,989

Net Investment Income/(Loss)	2,875,276

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	23,945,686
Change in net unrealized appreciation/depreciation on investments	74,525,722

Net Realized/Unrealized Gains/(Losses) on Investments	98,471,408

Change in Net Assets Resulting From Operations	$101,346,684

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL MFS Investors Trust Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,875,276	$3,096,989
Net realized gains/(losses) on investment transactions	23,945,686	13,970,002
Change in unrealized appreciation/depreciation on investments	74,525,722	34,669,478

Change in net assets resulting from operations	101,346,684	51,736,469

Dividends to Shareholders:
From net investment income	(2,913,024)	(2,217,543)

Change in net assets resulting from dividends to shareholders	(2,913,024)	(2,217,543)

Capital Transactions:
Proceeds from shares issued	26,030,545	36,908,970
Proceeds from dividends reinvested	2,913,024	2,217,543
Value of shares redeemed	(47,016,565)	(34,489,096)

Change in net assets resulting from capital transactions	(18,072,996)	4,637,417

Change in net assets	80,360,664	54,156,343
Net Assets:
Beginning of period	326,491,916	272,335,573

End of period	$406,852,580	$326,491,916

Accumulated net investment income/(loss)	$2,874,774	$3,095,483

Share Transactions:
Shares issued	1,415,289	2,404,738
Dividends reinvested	151,169	138,596
Shares redeemed	(2,501,123)	(2,252,526)

Change in shares	(934,665)	290,808

See accompanying notes to the financial statements.

7

AZL MFS Investors Trust Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$16.29	$13.79	$14.20	$12.81		$8.44

Investment Activities:
Net Investment Income/(Loss)	0.16	0.15	0.12	0.10		0.02
Net Realized and Unrealized Gains/(Losses) on Investments	5.00	2.46	(0.44)	1.31		4.35

Total from Investment Activities	5.16	2.61	(0.32)	1.41		4.37

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.11)	(0.09)	(0.02)		— (a)

Total Dividends	(0.15)	(0.11)	(0.09)	(0.02)		— (a)

Net Asset Value, End of Period	$21.30	$16.29	$13.79	$14.20		$12.81

Total Return(b)	31.77%	18.95%	(2.22)%	11.01%		51.80%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$406,853	$326,492	$272,336	$314,596		$354,622
Net Investment Income/(Loss)	0.77%	1.01%	0.79%	0.62%		0.15%
Expenses Before Reductions(c)	1.06%	1.07%	1.09%	1.10%		1.10%
Expenses Net of Reductions	1.02%	1.03%	1.05%	1.06%		1.04%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.02%	1.03%	1.05%	1.06%		1.07%
Portfolio Turnover Rate	21%	31%	22%	21	%(e)	193%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Effective October 26, 2009, the Subadviser changed from Jennison Associates LLC to Massachusetts Financial Services Company (“MFS”). Implementation of MFS’ investment strategy has contributed to a lower portfolio turnover rate for the year ended December 31, 2010 as compared to prior years.

See accompanying notes to the financial statements.

8

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MFS Investors Trust Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the

9

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2013

previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $1.9 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $3,835 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Investors Trust Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2013

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $4,655 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Automobiles	$—	$1,457,949	$1,457,949
Beverages	—	8,569,699	8,569,699
Chemicals	11,457,662	3,690,832	15,148,494
Food Products	6,647,442	4,878,277	11,525,719
Textiles, Apparel & Luxury Goods	7,758,886	3,697,907	11,456,793
All Other Common Stocks+	354,518,110	—	354,518,110
Unaffiliated Investment Company	4,442,619	—	4,442,619

Total Investment Securities	$384,824,719	$22,294,664	$407,119,383

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

11

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2013

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Investors Trust Fund	$77,490,117	$96,386,804

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $266,722,790. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$140,899,965
Unrealized depreciation	(503,372)

Net unrealized appreciation/(depreciation)	$140,396,593

During the year ended December 31, 2013, the Fund utilized $16,620,137 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$2,913,024	$—	2,913,024

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$2,217,543	$—	$2,217,543

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MFS Investors Trust Fund	$2,874,772	$7,424,571	$—	$140,396,630	$150,695,973

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

12

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2013

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Investors Trust Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

18

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

20

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® MFS Value Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Value Fund and Massachusetts Financial Services company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® MFS Value Fund returned 35.42%1, which compared to a 32.53% total return for its benchmark, the Russell 1000® Value Index2.

During the period, stocks performed very well and investor sentiment rose early in the period in response to several factors, including an agreement among U.S. lawmakers to end the standoff over the so-called “fiscal cliff,” and improving global macroeconomic indicators. However, some concerns remained; in particular the Federal Reserve Chairman Ben Bernanke suggested the Fed would begin to taper its economic stimulus efforts. Stocks declined in the wake of that announcement. Later in the period, more fiscal cliff negotiations and a partial government shutdown introduced volatility to the equity markets. Subsequent budget and debt deals that reopened the government, along with steady economic growth in the U.S., helped buoy investor confidence and contributed to strong performance among stocks during the period.

The Fund performed well in that environment. It outperformed its benchmark due in part to stock selection in the financial services sector. Specifically, overweight positions in two insurance companies boosted the Fund’s relative performance as those two stocks outperformed the benchmark. An underweight allocation and stock selection in the utilities and communications sector also helped to improve the Fund’s relative performance as that sector underperformed the benchmark. Meanwhile, the overweight exposure to a defense contractor that performed extremely well during the period helped to enhance Fund performance.*

Stock selection in technology and consumer staples hurt the Fund’s relative performance during the period. In the technology sector, holdings of a diversified technology products and services company detracted from relative performance. In consumer staples, an overweight position in a tobacco company created the largest drag on relative performance of any single holding. In addition, the Fund’s cash and cash equivalent holdings hurt the Fund’s performance given the strong performance of equity markets in the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® MFS Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Year
AZL® MFS Value Fund	35.42%[1]	14.72%	15.97%	6.31%
Russell 1000® Value Index	32.53%	16.06%	16.67%	7.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Value Fund	1.06%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MFS Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MFS Value Fund	$1,000.00	$1,163.70	$5.51	1.01%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MFS Value Fund	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	22.9%
Industrials	17.2
Consumer Staples	14.3
Health Care	14.1
Consumer Discretionary	11.0
Information Technology	7.3
Energy	6.1
Telecommunication Services	3.4
Materials	1.9
Utilities	0.7

Total Common Stock and Convertible Preferred Stock	98.9
Money Market	0.4

Total Investment Securities	99.3
Net other assets (liabilities)	0.7

Net Assets	100.0%

3

AZL MFS Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (98.8%):
Aerospace & Defense (7.9%):
110,930	Honeywell International, Inc.	$10,135,674
112,920	Lockheed Martin Corp.	16,786,688
45,880	Northrop Grumman Corp.	5,258,307
96,020	United Technologies Corp.	10,927,076

		43,107,745

Air Freight & Logistics (1.7%):
86,930	United Parcel Service, Inc., Class B	9,134,604

Auto Components (1.7%):
56,650	Delphi Automotive plc	3,406,365
117,890	Johnson Controls, Inc.	6,047,757

		9,454,122

Automobiles (0.2%):
30,800	General Motors Co.	1,258,796

Beverages (2.4%):
44,650	Coca-Cola Enterprises, Inc.	1,970,405
263,046	Diageo plc	8,687,481
50,590	Dr Pepper Snapple Group, Inc.	2,464,745

		13,122,631

Capital Markets (6.5%):
232,930	Bank of New York Mellon Corp. (The)	8,138,574
16,342	BlackRock, Inc., Class A	5,171,753
88,743	Franklin Resources, Inc.	5,123,133
64,790	Goldman Sachs Group, Inc. (The)	11,484,676
72,870	State Street Corp.	5,347,929

		35,266,065

Chemicals (1.6%):
12,010	Air Products & Chemicals, Inc.	1,342,478
37,902	PPG Industries, Inc.	7,188,493
7,070	Valspar Corp. (The)	504,020

		9,034,991

Commercial Banks (4.1%):
47,400	PNC Financial Services Group, Inc.	3,677,292
69,550	U.S. Bancorp	2,809,820
357,300	Wells Fargo & Co.	16,221,420

		22,708,532

Commercial Services & Supplies (1.1%):
146,430	Tyco International, Ltd.	6,009,487

Computers & Peripherals (0.2%):
40,160	Hewlett-Packard Co.	1,123,677

Containers & Packaging (0.3%):
35,670	Crown Holdings, Inc.*	1,589,812

Diversified Financial Services (4.8%):
377,760	JPMorgan Chase & Co.	22,091,406
28,620	Moody’s Corp.	2,245,811
56,258	NASDAQ OMX Group, Inc. (The)	2,239,068

		26,576,285

Diversified Telecommunication Services (2.1%):
153,140	AT&T, Inc.	5,384,402
128,600	Verizon Communications, Inc.	6,319,404

		11,703,806

Electric Utilities (0.5%):
25,640	Duke Energy Corp.	1,769,416

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
40,680	PPL Corp.	$1,224,061

		2,993,477

Electrical Equipment (0.9%):
65,100	Eaton Corp. plc	4,955,412

Food & Staples Retailing (1.8%):
134,880	CVS Caremark Corp.	9,653,362

Food Products (4.2%):
61,717	Danone SA	4,451,958
150,060	General Mills, Inc.	7,489,495
25,880	Kellogg Co.	1,580,492
130,813	Nestle SA, Registered Shares	9,605,405

		23,127,350

Health Care Equipment & Supplies (3.6%):
160,790	Abbott Laboratories	6,163,080
45,420	Covidien plc	3,093,102
106,390	Medtronic, Inc.	6,105,722
72,270	St. Jude Medical, Inc.	4,477,127

		19,839,031

Health Care Providers & Services (1.2%):
66,960	Express Scripts Holding Co.*	4,703,270
35,650	Quest Diagnostics, Inc.	1,908,701

		6,611,971

Hotels, Restaurants & Leisure (0.9%):
53,628	McDonald’s Corp.	5,203,525

Household Products (0.5%):
35,490	Procter & Gamble Co. (The)	2,889,241

Industrial Conglomerates (3.3%):
80,720	3M Co.	11,320,980
89,380	Danaher Corp.	6,900,136

		18,221,116

Insurance (7.5%):
57,840	ACE, Ltd.	5,988,175
61,770	Aon plc	5,181,885
37,570	Chubb Corp. (The)	3,630,389
207,430	MetLife, Inc.	11,184,626
75,430	Prudential Financial, Inc.	6,956,155
84,890	Travelers Cos., Inc. (The)	7,685,941

		40,627,171

IT Services (5.1%):
139,250	Accenture plc, Class A	11,449,134
29,090	Fidelity National Information Services, Inc.	1,561,551
52,130	Fiserv, Inc.*	3,078,277
55,181	International Business Machines Corp.	10,350,300
92,250	Western Union Co.	1,591,313

		28,030,575

Leisure Equipment & Products (0.5%):
48,640	Hasbro, Inc.	2,675,686

Life Sciences Tools & Services (1.3%):
65,930	Thermo Fisher Scientific, Inc.	7,341,306

Machinery (1.6%):
28,700	Illinois Tool Works, Inc.	2,413,096
32,830	Pentair, Ltd., Registered Shares	2,549,906
48,840	Stanley Black & Decker, Inc.	3,940,900

		8,903,902

Continued

4

AZL MFS Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Media (4.9%):
109,670	Comcast Corp., Special Class A	$5,470,340
28,990	McGraw-Hill Cos., Inc. (The)	2,267,018
89,910	Omnicom Group, Inc.	6,686,607
54,030	Viacom, Inc., Class B	4,718,980
100,420	Walt Disney Co. (The)	7,672,087

		26,815,032

Multiline Retail (1.7%):
23,880	Kohl’s Corp.	1,355,190
127,830	Target Corp.	8,087,804

		9,442,994

Multi-Utilities (0.2%):
26,070	Public Service Enterprise Group, Inc.	835,283

Oil, Gas & Consumable Fuels (6.1%):
29,160	Apache Corp.	2,506,010
70,531	Chevron Corp.	8,810,027
11,408	EOG Resources, Inc.	1,914,719
129,040	Exxon Mobil Corp.	13,058,848
78,180	Occidental Petroleum Corp.	7,434,918

		33,724,522

Pharmaceuticals (8.0%):
198,760	Johnson & Johnson Co.	18,204,429
100,990	Merck & Co., Inc.	5,054,550
556,480	Pfizer, Inc.	17,044,982
11,627	Roche Holding AG	3,260,159
4,790	Zoetis, Inc.	156,585

		43,720,705

Road & Rail (0.6%):
60,370	Canadian National Railway Co.	3,442,297

Semiconductors & Semiconductor Equipment (0.6%):
131,730	Intel Corp.	3,419,711

Software (1.4%):
197,100	Oracle Corp.	7,541,046

Shares		Fair Value
Common Stocks, continued
Specialty Retail (1.1%):
32,000	Advance Auto Parts, Inc.	$3,541,760
140,720	Staples, Inc.	2,236,041

		5,777,801

Tobacco (5.4%):
67,590	Altria Group, Inc.	2,594,780
27,145	Imperial Tobacco Group plc	1,053,321
123,270	Lorillard, Inc.	6,247,324
229,370	Philip Morris International, Inc.	19,985,008

		29,880,433

Wireless Telecommunication Services (1.3%):
1,767,153	Vodafone Group plc	6,945,814

Total Common Stocks (Cost $392,405,195)		542,709,316

Convertible Preferred Stock (0.1%):
Aerospace & Defense (0.1%):
7,000	United Technologies Corp., 0.46%	458,290

Total Convertible Preferred Stock (Cost $403,403)		458,290

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (0.4%):
2,430,001	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	2,430,001

Total Unaffiliated Investment Company (Cost $2,430,001)		2,430,001

Total Investment Securities (Cost $395,238,599)(b) — 99.3%		545,597,607
Net other assets (liabilities) — 0.7%		4,102,108

Net Assets — 100.0%		$549,699,715

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Canada	0.6%
France	0.8%
Ireland (Republic of)	3.6%
Switzerland	4.5%
United Kingdom	4.5%
United States	86.0%

100.0%

See accompanying notes to the financial statements.

5

AZL MFS Value Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$395,238,599

Investment securities, at value	$545,597,607
Cash	10,458
Interest and dividends receivable	824,286
Foreign currency, at value (cost $315)	315
Receivable for capital shares issued	6,837
Receivable for investments sold	4,236,670
Reclaims receivable	56,734

Total Assets	550,732,907

Liabilities:
Payable for capital shares redeemed	540,597
Manager fees payable	321,443
Administration fees payable	18,754
Distribution fees payable	113,832
Custodian fees payable	7,316
Administrative and compliance services fees payable	2,186
Trustee fees payable	16
Other accrued liabilities	29,048

Total Liabilities	1,033,192

Net Assets	$549,699,715

Net Assets Consist of:
Capital	$457,107,977
Accumulated net investment income/(loss)	7,224,526
Accumulated net realized gains/(losses) from investment transactions	(64,997,563)
Net unrealized appreciation/(depreciation) on investments	150,364,775

Net Assets	$549,699,715

Shares of beneficial interest (unlimited number of shares authorized, no par value)	45,866,410
Net Asset Value (offering and redemption price per share)	$11.98

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$12,254,309
Interest	153
Income from securities lending	54,835
Foreign withholding tax	(124,611)

Total Investment Income	12,184,686

Expenses:
Manager fees	3,658,672
Administration fees	151,591
Distribution fees	1,232,927
Custodian fees	27,889
Administrative and compliance services fees	9,892
Trustee fees	25,495
Professional fees	27,306
Shareholder reports	31,319
Other expenses	12,891

Total expenses before reductions	5,177,982
Less expenses voluntarily waived/reimbursed by the Manager	(160,794)
Less expenses paid indirectly	(15,581)

Net expenses	5,001,607

Net Investment Income/(Loss)	7,183,079

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	17,240,418
Change in net unrealized appreciation/depreciation on investments	122,989,459

Net Realized/Unrealized Gains/(Losses) on Investments	140,229,877

Change in Net Assets Resulting From Operations	$147,412,956

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL MFS Value Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$7,183,079	$7,442,686
Net realized gains/(losses) on investment transactions	17,240,418	77,954,079
Change in unrealized appreciation/depreciation on investments	122,989,459	(10,403,396)

Change in net assets resulting from operations	147,412,956	74,993,369

Dividends to Shareholders:
From net investment income	(7,468,004)	(6,349,213)

Change in net assets resulting from dividends to shareholders	(7,468,004)	(6,349,213)

Capital Transactions:
Proceeds from shares issued	41,951,702	(60,280,683)
Proceeds from dividends reinvested	7,468,004	6,349,213
Value of shares redeemed	(63,453,634)	(147,736,755)

Change in net assets resulting from capital transactions	(14,033,928)	(81,106,859)

Change in net assets	125,911,024	(12,462,703)
Net Assets:
Beginning of period	423,788,691	436,251,394

End of period	$549,699,715	$423,788,691

Accumulated net investment income/(loss)	$7,224,526	$7,502,474

Share Transactions:
Shares issued	3,999,588	7,151,952
Dividends reinvested	688,930	719,865
Shares redeemed	(6,034,797)	(16,628,090)

Change in shares	(1,346,279)	(8,756,273)

See accompanying notes to the financial statements.

7

AZL MFS Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$8.98	$7.79		$8.24	$7.59	$6.17

Investment Activities:
Net Investment Income/(Loss)	0.16	0.15		0.13	0.07	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	3.00	1.15		(0.50)	0.67	1.53

Total from Investment Activities	3.16	1.30		(0.37)	0.74	1.63

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.11)		(0.08)	(0.09)	(0.21)

Total Dividends	(0.16)	(0.11)		(0.08)	(0.09)	(0.21)

Net Asset Value, End of Period	$11.98	$8.98		$7.79	$8.24	$7.59

Total Return(a)	35.42%	16.67%		(4.45)%	9.83%	26.53%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$549,700	$423,789		$436,251	$484,333	$408,379
Net Investment Income/(Loss)	1.46%	1.59%		1.40%	1.02%	1.36%
Expenses Before Reductions(b)	1.05%	1.06%		1.07%	1.08%	1.10%
Expenses Net of Reductions	1.01%	1.02%		1.04%	1.05%	1.05%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%	1.02%		1.04%	1.05%	1.07%
Portfolio Turnover Rate	17%	95	%(d)	49%	34%	118%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective September 15, 2012, the Subadviser changed from Eaton Vance Management to Massachusetts Financial Services Company. Costs of purchases and proceeds from sales of portfolio securities associates with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

See accompanying notes to the financial statements.

8

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MFS Value Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

9

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $4.2 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $5,422 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Value Fund	0.78%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.75%, the next $400 million at 0.70% and above $500 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in

10

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2013

implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $6,145 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

11

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+
Beverages	$4,435,150	$8,687,481	$13,122,631
Food Products	9,069,987	14,057,363	23,127,350
Pharmaceuticals	40,460,546	3,260,159	43,720,705
Tobacco	28,827,112	1,053,321	29,880,433
Wireless Telecommunication Services	—	6,945,814	6,945,814
All Other Common Stocks	425,912,383		425,912,383
Convertible Preferred Stock+	458,290	—	458,290
Unaffiliated Investment Company	2,430,001	—	2,430,001

Total Investment Securities	$511,593,469	$34,004,138	$545,597,607

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Value Fund	$84,480,289	$99,477,249

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $398,238,816. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$148,009,367
Unrealized depreciation	(650,576)

Net unrealized appreciation/(depreciation)	$147,358,791

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2017	Expires 12/31/2018	Total
AZL MFS Value Fund	$56,512,198	$5,491,128	$62,003,326

During the year ended December 31, 2013, the Fund utilized $17,184,462 in CLCFs to offset capital gains.

12

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2013

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Value Fund	$7,468,004	$—	$7,468,004

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Value Fund	$6,349,213	$—	$6,349,213

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MFS Value Fund	$7,231,024	$—	$(62,003,326)	$147,364,040	$92,591,738

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

17

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point
12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

18

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

20

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Mid Cap Index Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Mid Cap Index Fund returned 32.71%1, which compared to a 33.50% total return for its benchmark, the S&P MidCap 400 Index2.

The Fund attempts to replicate the performance of the S&P MidCap 400 index of mid-cap U.S. stocks.

Equities began the period with a powerful rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened as political and financial instability in Europe—including a stalemate in Italian presidential elections and a banking crisis in Cyprus—gave investors pause later in the first half of the period. However, equities soon regained their momentum as low interest rates and increased global liquidity spurred stock prices higher.

In May, stocks responded negatively to news that the Federal Reserve might begin gradually reducing (or tapering) its monetary stimulus efforts before the end of the year, although stocks rebounded once it became clear that the Fed remained undecided about the timing of the taper. Meanwhile, the modest pace of economic growth boded well for corporate profit margins as the economic recovery was strong enough to support revenues but not so strong as to boost wage growth.

September brought another sharp rally in stock prices, as the Fed decided to delay the taper, despite market expectations to the contrary. The rally was interrupted as budget and debt ceiling negotiations led to a partial government shutdown and fears of a potential technical default in the national debt. Stocks regained their momentum in the fourth quarter once the government reopened and economic indicators improved. The Fed’s announcement in mid-December that it would begin tapering in 2014, but maintain short-term interest rates at their low levels, alleviated the market’s anxiety over the interest rate uncertainty. Investors responded positively, pushing stocks higher to close out the period.

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Consumer-driven sectors of the benchmark were the top performers for the period, fueled by low interest rates, buoyant equity markets and rising housing prices. The health care sector was one of the strongest performing sectors of the period. The industrial and consumer discretionary sectors also generated strong returns. Significant gains also came from the worst performing sectors of the index, namely information technology, energy and utilities.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

			Since
	1	3	Inception
	Year	Year	(5/1/09)
AZL® Mid Cap Index Fund	32.71%[1]	14.97%	21.47%
S&P MidCap 400 Index	33.50%	15.64%	22.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Mid Cap Index Fund	0.62%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.71% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.60%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Mid Cap Index Fund	$1,000.00	$1,161.70	$3.16	0.58%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Mid Cap Index Fund	$1,000.00	$1,022.28	$2.96	0.58%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	21.1%
Industrials	16.7
Information Technology	15.5
Consumer Discretionary	13.7
Health Care	8.7
Materials	6.9
Energy	5.6
Utilities	4.3
Consumer Staples	3.9
Telecommunication Services	0.5

Total Common Stock	96.9
Money Market	2.9
Securities Held as Collateral for Securities on Loan	2.3

Total Investment Securities	102.1
Net other assets (liabilities)	(2.1)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (96.9%):
Aerospace & Defense (1.7%):
9,924	Alliant Techsystems, Inc.	$1,207,552
30,679	BE Aerospace, Inc.*	2,669,994
9,770	Esterline Technologies Corp.*	996,149
58,565	Exelis, Inc.	1,116,249
15,384	Huntington Ingalls Industries, Inc.	1,384,714
16,216	Triumph Group, Inc.	1,233,551

		8,608,209

Air Freight & Logistics (0.1%):
28,246	UTI Worldwide, Inc.	496,000

Airlines (0.4%):
21,665	Alaska Air Group, Inc.	1,589,561
67,461	JetBlue Airways Corp.*	576,792

		2,166,353

Auto Components (0.3%):
45,063	Gentex Corp.	1,486,628

Automobiles (0.2%):
13,949	Thor Industries, Inc.	770,403

Biotechnology (0.7%):
23,072	Cubist Pharmaceuticals, Inc.*	1,588,969
14,388	United Therapeutics Corp.*	1,626,995

		3,215,964

Building Products (1.0%):
23,864	A.O. Smith Corp.	1,287,224
51,767	Fortune Brands Home & Security, Inc.	2,365,752
14,197	Lennox International, Inc.	1,207,597

		4,860,573

Capital Markets (2.6%):
16,514	Affiliated Managers Group, Inc.*	3,581,556
69,724	Apollo Investment Corp.	591,260
37,843	Eaton Vance Corp.	1,619,302
29,385	Federated Investors, Inc., Class B^	846,288
8,171	Greenhill & Co., Inc.	473,428
46,446	Janus Capital Group, Inc.	574,537
38,417	Raymond James Financial, Inc.	2,004,983
44,674	SEI Investments Co.	1,551,528
26,624	Waddell & Reed Financial, Inc., Class A	1,733,755

		12,976,637

Chemicals (2.8%):
25,378	Albemarle Corp.	1,608,711
22,462	Ashland, Inc.	2,179,712
18,554	Cabot Corp.	953,676
11,046	Cytec Industries, Inc.	1,029,045
17,205	Intrepid Potash, Inc.*^	272,527
10,709	Minerals Technologies, Inc.	643,290
3,550	NewMarket Corp.	1,186,233
24,794	Olin Corp.	715,307
41,414	RPM International, Inc.	1,719,095
13,704	Scotts Miracle-Gro Co. (The)	852,663
15,605	Sensient Technologies Corp.	757,155
25,115	Valspar Corp. (The)	1,790,448

		13,707,862

Commercial Banks (4.4%):
50,586	Associated Banc-Corp.	880,196
26,073	BancorpSouth, Inc.	662,776

Shares		Fair Value
Common Stocks, continued
Commercial Banks, continued
13,955	Bank of Hawaii Corp.	$825,299
22,826	Cathay General Bancorp	610,139
14,786	City National Corp.	1,171,347
25,447	Commerce Bancshares, Inc.	1,142,823
16,495	Cullen/Frost Bankers, Inc.	1,227,723
42,909	East West Bancorp, Inc.	1,500,528
73,599	First Horizon National Corp.	857,428
109,768	First Niagara Financial Group, Inc.	1,165,736
51,375	FirstMerit Corp.	1,142,066
59,682	Fulton Financial Corp.	780,641
25,572	Hancock Holding Co.	937,981
17,778	International Bancshares Corp.	469,161
17,719	Prosperity Bancshares, Inc.	1,123,207
14,740	Signature Bank*	1,583,370
14,233	SVB Financial Group*	1,492,472
302,167	Synovus Financial Corp.	1,087,801
51,248	TCF Financial Corp.	832,780
20,918	Trustmark Corp.	561,439
61,859	Valley National Bancorp^	626,013
28,139	Webster Financial Corp.	877,374
8,356	Westamerica Bancorp^	471,780

		22,030,080

Commercial Services & Supplies (2.0%):
15,017	Brink’s Co. (The)	512,680
17,201	Clean Harbors, Inc.*	1,031,372
34,811	Copart, Inc.*	1,275,823
36,397	Corrections Corp. of America	1,167,252
15,738	Deluxe Corp.	821,366
18,352	Herman Miller, Inc.	541,751
14,092	HNI Corp.	547,192
9,825	Mine Safety Appliances Co.	503,138
56,660	R.R. Donnelley & Sons Co.	1,149,065
20,004	Rollins, Inc.	605,921
38,471	Waste Connections, Inc.	1,678,491

		9,834,051

Communications Equipment (0.9%):
17,954	ADTRAN, Inc.	484,938
32,150	Ciena Corp.*	769,350
12,843	InterDigital, Inc.	378,740
72,463	JDS Uniphase Corp.*	940,569
13,628	Plantronics, Inc.	633,021
44,331	Polycom, Inc.*	497,837
50,428	Riverbed Technology, Inc.*	911,738

		4,616,193

Computers & Peripherals (1.2%):
29,775	3D Systems Corp.*^	2,766,990
19,951	Diebold, Inc.	658,583
19,360	Lexmark International, Inc., Class A	687,667
51,850	NCR Corp.*	1,766,011

		5,879,251

Construction & Engineering (0.8%):
30,559	Aecom Technology Corp.*	899,351
11,242	Granite Construction, Inc.	393,245
46,125	KBR, Inc.	1,470,927

Continued

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
23,326	URS Corp.	$1,236,045

		3,999,568

Construction Materials (0.5%):
15,568	Eagle Materials, Inc.	1,205,430
14,453	Martin Marietta Materials, Inc.	1,444,433

		2,649,863

Containers & Packaging (1.7%):
20,519	AptarGroup, Inc.	1,391,393
9,489	Greif, Inc., Class A	497,224
30,577	Packaging Corp. of America	1,934,913
22,443	Rock-Tenn Co., Class A	2,356,738
13,630	Silgan Holdings, Inc.	654,513
31,780	Sonoco Products Co.	1,325,862

		8,160,643

Distributors (0.6%):
93,594	LKQ Corp.*	3,079,243

Diversified Consumer Services (0.8%):
31,092	Apollo Group, Inc., Class A*	849,433
17,737	DeVry, Inc.	629,664
8,468	Matthews International Corp., Class A	360,821
65,947	Service Corp. International	1,195,620
21,417	Sotheby’s	1,139,384

		4,174,922

Diversified Financial Services (0.6%):
27,170	CBOE Holdings, Inc.	1,411,753
36,932	MSCI, Inc., Class A*	1,614,667

		3,026,420

Diversified Telecommunication Services (0.3%):
44,907	TW Telecom, Inc.*	1,368,316

Electric Utilities (1.6%):
18,958	Cleco Corp.	883,822
47,921	Great Plains Energy, Inc.	1,161,605
31,120	Hawaiian Electric Industries, Inc.	810,987
15,771	IDACORP, Inc.	817,569
61,950	OGE Energy Corp.	2,100,104
24,871	PNM Resources, Inc.	599,889
39,840	Westar Energy, Inc.	1,281,653

		7,655,629

Electrical Equipment (1.0%):
13,375	Acuity Brands, Inc.	1,462,155
15,496	General Cable Corp.	455,737
16,756	Hubbell, Inc., Class B	1,824,729
14,040	Regal-Beloit Corp.	1,035,029

		4,777,650

Electronic Equipment, Instruments & Components (2.1%):
31,385	Arrow Electronics, Inc.*	1,702,636
42,871	Avnet, Inc.	1,891,040
47,900	Ingram Micro, Inc., Class A*	1,123,734
12,201	Itron, Inc.*	505,487
30,410	National Instruments Corp.	973,728
11,735	Tech Data Corp.*	605,526
80,301	Trimble Navigation, Ltd.*	2,786,445
42,045	Vishay Intertechnology, Inc.*	557,517

		10,146,113

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (2.8%):
17,971	Atwood Oceanics, Inc.*	$959,472
6,191	CARBO Ceramics, Inc.	721,437
23,806	Dresser-Rand Group, Inc.*	1,419,552
12,685	Dril-Quip, Inc.*	1,394,462
30,701	Helix Energy Solutions Group, Inc.*	711,649
33,719	Oceaneering International, Inc.	2,659,756
17,199	Oil States International, Inc.*	1,749,482
44,941	Patterson-UTI Energy, Inc.	1,137,906
49,663	Superior Energy Services, Inc.*	1,321,532
15,471	Tidewater, Inc.	916,966
13,658	Unit Corp.*	705,026

		13,697,240

Food & Staples Retailing (0.5%):
15,443	Harris Teeter Supermarkets, Inc.	762,112
61,305	Supervalu, Inc.*	446,913
15,410	United Natural Foods, Inc.*	1,161,760

		2,370,785

Food Products (2.3%):
29,384	Dean Foods Co.*	505,111
54,533	Flowers Foods, Inc.	1,170,824
40,852	Green Mountain Coffee Roasters, Inc.*	3,087,593
14,887	Hain Celestial Group, Inc.*	1,351,442
38,359	Hillshire Brands Co.	1,282,725
23,917	Ingredion, Inc.	1,637,358
6,039	Lancaster Colony Corp.	532,338
10,185	Post Holdings, Inc.*	501,815
6,283	Tootsie Roll Industries, Inc.	204,449
53,997	WhiteWave Foods Co., Class A*	1,238,691

		11,512,346

Gas Utilities (1.3%):
28,657	Atmos Energy Corp.	1,301,601
26,226	National Fuel Gas Co.	1,872,536
46,601	Questar Corp.+	1,071,357
35,843	UGI Corp.	1,486,051
16,344	WGL Holdings, Inc.	654,741

		6,386,286

Health Care Equipment & Supplies (2.3%):
15,248	Cooper Cos., Inc. (The)	1,888,312
18,261	Hill-Rom Holdings, Inc.	754,910
85,092	Hologic, Inc.*	1,901,806
16,182	IDEXX Laboratories, Inc.*	1,721,279
16,003	Masimo Corp.*	467,768
44,280	ResMed, Inc.^	2,084,703
18,329	STERIS Corp.	880,708
12,837	Teleflex, Inc.	1,204,881
17,748	Thoratec Corp.*	649,577

		11,553,944

Health Care Providers & Services (3.2%):
29,591	Community Health Systems, Inc.*	1,162,039
82,294	Health Management Associates, Inc., Class A*	1,078,051
24,718	Health Net, Inc.*	733,383
26,752	Henry Schein, Inc.*	3,056,683
27,507	HMS Holdings Corp.*	625,234
14,634	LifePoint Hospitals, Inc.*	773,261

Continued

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
31,334	MEDNAX, Inc.*	$1,672,609
32,105	Omnicare, Inc.	1,937,858
19,666	Owens & Minor, Inc.	718,989
27,861	Universal Health Services, Inc., Class B	2,263,984
27,610	VCA Antech, Inc.*	865,850
13,614	WellCare Health Plans, Inc.*	958,698

		15,846,639

Health Care Technology (0.2%):
49,407	Allscripts Healthcare Solutions, Inc.*	763,832

Hotels, Restaurants & Leisure (1.6%):
12,146	Bally Technologies, Inc.*	952,854
8,495	Bob Evans Farms, Inc.	429,762
20,903	Brinker International, Inc.	968,645
15,006	Cheesecake Factory, Inc. (The)	724,340
17,370	Domino’s Pizza, Inc.	1,209,821
8,575	International Speedway Corp., Class A	304,327
12,225	Life Time Fitness, Inc.*	574,575
8,347	Panera Bread Co., Class A*	1,474,831
15,055	Scientific Games Corp., Class A*	254,881
87,627	Wendy’s Co. (The)	764,107

		7,658,143

Household Durables (1.8%):
37,266	Jarden Corp.*	2,286,270
25,857	KB Home^	472,666
12,193	M.D.C. Holdings, Inc.*	393,102
1,306	NVR, Inc.*	1,339,969
18,845	Tempur-Pedic International, Inc.*	1,016,876
49,556	Toll Brothers, Inc.*	1,833,572
15,812	Tupperware Brands Corp.	1,494,708

		8,837,163

Household Products (1.0%):
43,293	Church & Dwight Co., Inc.	2,869,460
19,412	Energizer Holdings, Inc.	2,101,155

		4,970,615

Industrial Conglomerates (0.3%):
19,815	Carlisle Cos., Inc.	1,573,311

Insurance (4.7%):
5,249	Alleghany Corp.*	2,099,390
22,367	American Financial Group, Inc.	1,291,023
41,061	Arthur J. Gallagher & Co.	1,926,993
20,637	Aspen Insurance Holdings, Ltd.	852,514
37,230	Brown & Brown, Inc.	1,168,650
15,005	Everest Re Group, Ltd.	2,338,830
78,024	Fidelity National Financial, Inc., Class A	2,531,880
33,091	First American Financial Corp.	933,166
13,771	Hanover Insurance Group, Inc. (The)	822,266
31,386	HCC Insurance Holdings, Inc.	1,448,150
15,990	Kemper Corp.	653,671
9,257	Mercury General Corp.	460,165
75,481	Old Republic International Corp.	1,303,557
24,446	Protective Life Corp.	1,238,434
21,996	Reinsurance Group of America, Inc.	1,702,710
13,706	StanCorp Financial Group, Inc.	908,023
34,415	W.R. Berkley Corp.	1,493,267

		23,172,689

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail (0.1%):
10,395	HSN, Inc.	$647,609

Internet Software & Services (1.2%):
24,485	AOL, Inc.*	1,141,491
15,528	Equinix, Inc.*	2,755,444
35,742	Rackspace Hosting, Inc.*	1,398,584
19,538	ValueClick, Inc.*	456,603

		5,752,122

IT Services (3.2%):
23,405	Acxiom Corp.*	865,517
37,219	Broadridge Financial Solutions, Inc.	1,470,895
31,742	Convergys Corp.	668,169
29,239	CoreLogic, Inc.*	1,038,862
9,260	DST Systems, Inc.	840,252
28,766	Gartner, Inc.*	2,043,824
22,751	Global Payments, Inc.	1,478,587
26,746	Jack Henry & Associates, Inc.	1,583,631
22,767	Leidos Holdings, Inc.^	1,058,438
26,667	Lender Processing Services, Inc.	996,812
7,389	ManTech International Corp., Class A	221,153
17,152	NeuStar, Inc., Class A*	855,199
13,022	Science Applications International Corp.	430,638
34,032	VeriFone Systems, Inc.*	912,738
12,133	Wex, Inc.*	1,201,531

		15,666,246

Leisure Equipment & Products (0.9%):
28,338	Brunswick Corp.	1,305,248
20,072	Polaris Industries, Inc.	2,923,286

		4,228,534

Life & Health Insurance (0.1%):
17,022	Primerica, Inc.	730,414

Life Sciences Tools & Services (1.3%):
6,263	Bio-Rad Laboratories, Inc., Class A*	774,169
15,006	Charles River Laboratories International, Inc.*	795,918
17,502	Covance, Inc.*	1,541,226
9,257	Mettler-Toledo International, Inc.*	2,245,657
10,348	Techne Corp.	979,645

		6,336,615

Machinery (5.3%):
28,198	AGCO Corp.	1,669,040
15,569	CLARCOR, Inc.	1,001,865
15,209	Crane Co.	1,022,805
41,884	Donaldson Co., Inc.	1,820,279
19,058	Graco, Inc.	1,488,811
25,165	Harsco Corp.	705,375
25,283	IDEX Corp.	1,867,150
28,208	ITT Corp.	1,224,791
24,419	Kennametal, Inc.	1,271,497
25,406	Lincoln Electric Holdings, Inc.	1,812,464
18,792	Nordson Corp.	1,396,246
26,913	Oshkosh Corp.	1,355,877
14,142	SPX Corp.	1,408,685
34,693	Terex Corp.	1,456,759
24,778	Timken Co.	1,364,524
24,343	Trinity Industries, Inc.	1,327,180
8,356	Valmont Industries, Inc.	1,246,047

Continued

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Machinery, continued
30,023	Wabtec Corp.	$2,229,807
18,858	Woodward, Inc.	860,113

		26,529,315

Marine (0.5%):
13,337	Alexander & Baldwin, Inc.	556,553
17,674	Kirby Corp.*	1,754,145
13,301	Matson, Inc.	347,289

		2,657,987

Media (1.3%):
18,505	AMC Networks, Inc., Class A*	1,260,376
32,407	Cinemark Holdings, Inc.	1,080,125
22,190	DreamWorks Animation SKG, Inc., Class A*	787,745
14,454	John Wiley & Sons, Inc., Class A	797,861
20,408	Lamar Advertising Co.*	1,066,318
11,580	Meredith Corp.	599,844
39,081	New York Times Co. (The), Class A	620,215
12,007	Valassis Communications, Inc.	411,240

		6,623,724

Metals & Mining (1.5%):
16,510	Carpenter Technology Corp.	1,026,922
36,397	Commercial Metals Co.	739,951
10,443	Compass Minerals International, Inc.	835,962
24,098	Reliance Steel & Aluminum Co.	1,827,593
20,273	Royal Gold, Inc.	933,977
69,073	Steel Dynamics, Inc.	1,349,686
16,485	Worthington Industries, Inc.	693,689

		7,407,780

Multiline Retail (0.3%):
18,131	Big Lots, Inc.*	585,450
94,930	J.C. Penney Co., Inc.*^	868,609

		1,454,059

Multi-Utilities (1.1%):
34,749	Alliant Energy Corp.	1,793,048
13,927	Black Hills Corp.	731,307
59,017	MDU Resources Group, Inc.	1,802,970
25,956	Vectren Corp.	921,438

		5,248,763

Office Electronics (0.2%):
15,659	Zebra Technologies Corp., Class A*	846,839

Oil, Gas & Consumable Fuels (2.8%):
68,798	Alpha Natural Resources, Inc.*	491,218
15,352	Bill Barrett Corp.*	411,127
27,075	Cimarex Energy Co.	2,840,438
22,708	Energen Corp.	1,606,591
26,228	Gulfport Energy Corp.*	1,656,298
61,985	HollyFrontier Corp.	3,080,034
19,139	Rosetta Resources, Inc.*	919,438
20,938	SM Energy Co.	1,740,157
22,621	World Fuel Services Corp.	976,322

		13,721,623

Paper & Forest Products (0.4%):
10,103	Domtar Corp.	953,117
43,933	Louisiana-Pacific Corp.*	813,200

		1,766,317

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals (1.0%):
35,778	Endo Health Solutions, Inc.*	$2,413,583
1,325	Mallinckrodt plc*	69,245
16,649	Mallinckrodt plc*	870,077
19,591	Salix Pharmaceuticals, Ltd.*	1,762,015

		5,114,920

Professional Services (1.2%):
10,498	Corporate Executive Board Co. (The)	812,860
12,573	FTI Consulting, Inc.*	517,253
24,617	Manpower, Inc.	2,113,616
20,122	Towers Watson & Co., Class A	2,567,768

		6,011,497

Real Estate Investment Trusts (REITs) (7.7%):
22,630	Alexandria Real Estate Equities, Inc.	1,439,721
33,002	American Campus Communities, Inc.	1,062,994
60,403	BioMed Realty Trust, Inc.	1,094,502
24,347	BRE Properties, Inc.	1,332,024
26,769	Camden Property Trust	1,522,621
27,514	Corporate Office Properties Trust	651,807
102,039	Duke Realty Corp.	1,534,667
20,336	Equity One, Inc.	456,340
12,011	Essex Property Trust, Inc.	1,723,699
34,504	Extra Space Storage, Inc.	1,453,654
20,519	Federal Realty Investment Trust	2,080,831
28,505	Highwoods Properties, Inc.	1,031,026
17,970	Home Properties, Inc.	963,551
46,198	Hospitality Properties Trust	1,248,732
25,837	Kilroy Realty Corp.	1,296,501
46,000	Liberty Property Trust	1,558,020
27,925	Mack-Cali Realty Corp.	599,829
23,628	Mid-America Apartment Communities, Inc.	1,435,165
38,392	National Retail Properties, Inc.^	1,164,429
38,507	OMEGA Healthcare Investors, Inc.	1,147,509
12,816	Potlatch Corp.	534,940
39,582	Rayonier, Inc.	1,666,402
58,089	Realty Income Corp.	2,168,461
29,179	Regency Centers Corp.	1,350,988
59,198	Senior Housing Properties Trust	1,315,972
27,923	SL Green Realty Corp.	2,579,526
19,794	Taubman Centers, Inc.	1,265,232
78,093	UDR, Inc.	1,823,472
35,322	Weingarten Realty Investors	968,529

		38,471,144

Real Estate Management & Development (0.3%):
13,942	Jones Lang LaSalle, Inc.	1,427,521

Road & Rail (1.4%):
17,725	Con-way, Inc.	703,860
15,853	Genesee & Wyoming, Inc., Class A*	1,522,681
28,667	J.B. Hunt Transport Services, Inc.	2,215,958
14,247	Landstar System, Inc.	818,490
21,701	Old Dominion Freight Line, Inc.*	1,150,587
14,161	Werner Enterprises, Inc.	350,202

		6,761,778

Semiconductors & Semiconductor Equipment (2.4%):
191,535	Advanced Micro Devices, Inc.*^	741,240
132,336	Atmel Corp.*	1,036,191

Continued

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
37,616	Cree, Inc.*	$2,353,634
43,264	Cypress Semiconductor Corp.	454,272
39,497	Fairchild Semiconductor International, Inc.*	527,285
42,719	Integrated Device Technology, Inc.*	435,307
22,143	International Rectifier Corp.*	577,268
39,658	Intersil Corp., Class A	454,877
87,645	RF Micro Devices, Inc.*	452,248
21,386	Semtech Corp.*	540,638
12,391	Silicon Laboratories, Inc.*	536,654
58,492	Skyworks Solutions, Inc.*	1,670,532
76,369	SunEdison, Inc.*	996,615
59,648	Teradyne, Inc.*	1,050,998

		11,827,759

Software (4.3%):
12,010	ACI Worldwide, Inc.*	780,650
12,539	Advent Software, Inc.	438,740
28,874	Ansys, Inc.*	2,517,812
89,520	Cadence Design Systems, Inc.*	1,255,070
13,856	CommVault Systems, Inc.*	1,037,537
67,336	Compuware Corp.	754,837
14,678	Concur Technologies, Inc.*	1,514,476
12,553	FactSet Research Systems, Inc.	1,363,005
10,813	Fair Isaac Corp.	679,489
33,804	Informatica Corp.*	1,402,866
30,292	Mentor Graphics Corp.	729,128
23,476	Micros Systems, Inc.*	1,346,818
37,212	PTC, Inc.*	1,316,933
31,779	Rovi Corp.*	625,729
20,395	Solarwinds, Inc.*	771,543
21,469	Solera Holdings, Inc.	1,519,146
48,115	Synopsys, Inc.*	1,952,025
47,758	TIBCO Software, Inc.*	1,073,600

		21,079,404

Specialty Retail (4.5%):
23,754	Aaron’s, Inc.	698,368
23,827	Abercrombie & Fitch Co., Class A	784,147
22,698	Advance Auto Parts, Inc.	2,512,215
52,858	American Eagle Outfitters, Inc.	761,155
14,308	Ann, Inc.*	523,100
40,068	Ascena Retail Group, Inc.*	847,839
14,522	Cabela’s, Inc., Class A*	968,037
49,485	Chico’s FAS, Inc.	932,297
23,543	CST Brands, Inc.	864,499
31,771	Dick’s Sporting Goods, Inc.	1,845,895
46,315	Foot Locker, Inc.	1,919,294
18,528	Guess?, Inc.	575,665
13,830	Murphy USA, Inc.*	574,775
148,535	Office Depot, Inc.*	785,750
16,673	Rent-A-Center, Inc.	555,878

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
24,975	Signet Jewelers, Ltd.	$1,965,533
43,498	Tractor Supply Co.	3,374,574
27,755	Williams-Sonoma, Inc.	1,617,561

		22,106,582

Textiles, Apparel & Luxury Goods (1.3%):
17,003	Carter’s, Inc.	1,220,645
10,760	Deckers Outdoor Corp.*	908,790
30,874	Hanesbrands, Inc.	2,169,516
25,017	Under Armour, Inc., Class A*^	2,183,984

		6,482,935

Thrifts & Mortgage Finance (0.7%):
26,062	Astoria Financial Corp.	360,437
137,602	New York Community Bancorp, Inc.^	2,318,594
31,711	Washington Federal, Inc.	738,549

		3,417,580

Tobacco (0.1%):
7,230	Universal Corp.	394,758

Trading Companies & Distributors (1.0%):
14,422	GATX Corp.	752,396
15,040	MSC Industrial Direct Co., Inc., Class A	1,216,285
29,053	United Rentals, Inc.*	2,264,681
8,449	Watsco, Inc.	811,611

		5,044,973

Water Utilities (0.3%):
55,477	Aqua America, Inc.	1,308,702

Wireless Telecommunication Services (0.2%):
30,797	Telephone & Data Systems, Inc.	793,947

Total Common Stocks (Cost $344,426,266)		477,891,011

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (2.3%):
$11,407,836	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	11,407,836

Total Securities Held as Collateral for Securities on Loan (Cost $11,407,836)		11,407,836

Unaffiliated Investment Company (2.9%):
14,147,411	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	14,147,411

Total Unaffiliated Investment Company (Cost $14,147,411)		14,147,411

Total Investment Securities (Cost $369,981,513)(c) — 102.1%		503,446,258
Net other assets (liabilities) — (2.1)%		(10,457,464)

Net Assets — 100.0%		$492,988,794

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $11,180,418.

+	Affiliated Securities

Continued

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2013

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $714,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 400 Index E-mini March Futures	Long	3/21/14	113	$15,135,220	$456,433

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$369,149,601
Investments in affiliates, at cost	831,912

Total Investment securities, at cost	$369,981,513

Investments in non-affiliates, at value*	$502,374,901
Investments in affiliates, at value	1,071,357

Total Investment securities, at value	503,446,258
Segregated cash for collateral	714,000
Interest and dividends receivable	452,275
Receivable for capital shares issued	287,457
Receivable for variation margin on futures contracts	38,947

Total Assets	504,938,937

Liabilities:
Payable for capital shares redeemed	251,037
Payable for collateral received on loaned securities	11,407,836
Manager fees payable	101,795
Administration fees payable	15,953
Distribution fees payable	101,795
Custodian fees payable	6,785
Administrative and compliance services fees payable	1,911
Trustee fees payable	14
Other accrued liabilities	58,162

Total Liabilities	11,945,288

Net Assets	$492,993,649

Net Assets Consist of:
Capital	$338,465,637
Accumulated net investment income/(loss)	3,473,538
Accumulated net realized gains/(losses) from investment transactions	17,133,296
Net unrealized appreciation/(depreciation) on investments	133,921,178

Net Assets	$492,993,649

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,976,141
Net Asset Value (offering and redemption price per share)	$22.43

*	Includes securities on loan of $11,180,418.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$5,673,770
Dividends from affiliates	32,873
Income from securities lending	128,410

Total Investment Income	5,835,053

Expenses:
Manager fees	1,008,552
Administration fees	127,757
Distribution fees	1,008,552
Custodian fees	26,477
Administrative and compliance services fees	7,875
Trustee fees	19,998
Professional fees	21,071
Shareholder reports	16,422
Recoupment of prior expenses reimbursed by the manager	15,938
Other expenses	92,582

Total expenses	2,345,224

Net Investment Income/(Loss)	3,489,829

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	14,004,066
Net realized gains/(losses) on futures contracts	4,042,847
Change in net unrealized appreciation/depreciation on investments	89,611,391

Net Realized/Unrealized Gains/(Losses) on Investments	107,658,304

Change in Net Assets Resulting From Operations	$111,148,133

See accompanying notes to the financial statements.

10

Statements of Changes in Net Assets

	AZL Mid Cap Index Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,489,829	$2,763,231
Net realized gains/(losses) on investment transactions	18,046,913	6,089,140
Change in unrealized appreciation/depreciation on investments	89,611,391	31,500,660

Change in net assets resulting from operations	111,148,133	40,353,031

Dividends to Shareholders:
From net investment income	(2,749,544)	(1,239,816)
From net realized gains	(6,424,726)	(5,863,839)

Change in net assets resulting from dividends to shareholders	(9,174,270)	(7,103,655)

Capital Transactions:
Proceeds from shares issued	95,250,096	75,192,935
Proceeds from dividends reinvested	9,174,270	7,103,655
Value of shares redeemed	(25,383,256)	(13,152,941)

Change in net assets resulting from capital transactions	79,041,110	69,143,649

Change in net assets	181,014,973	102,393,025
Net Assets:
Beginning of period	311,978,676	209,585,651

End of period	$492,993,649	$311,978,676

Accumulated net investment income/(loss)	$3,473,538	$2,749,533

Share Transactions:
Shares issued	4,734,634	4,558,580
Dividends reinvested	448,839	420,584
Shares redeemed	(1,276,597)	(794,201)

Change in shares	3,906,876	4,184,963

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	May 1, 2009 to December 31, 2009(a)
Net Asset Value, Beginning of Period	$17.27	$15.10	$16.17	$13.09	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.14	0.14	0.07	0.05	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	5.47	2.45	(0.47)	3.16	3.03

Total from Investment Activities	5.61	2.59	(0.40)	3.21	3.09

Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.07)	(0.06)	(0.04)	—
Net Realized Gains	(0.31)	(0.35)	(0.61)	(0.09)	—

Total Dividends	(0.45)	(0.42)	(0.67)	(0.13)	—

Net Asset Value, End of Period	$22.43	$17.27	$15.10	$16.17	$13.09

Total Return(b)	32.71%	17.22%	(2.32)%	24.67%	30.90	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$492,994	$311,979	$209,586	$154,995	$65,210
Net Investment Income/(Loss)(d)	0.86%	1.04%	0.66%	0.71%	1.12%
Expenses Before Reductions(d)(e)	0.58%	0.60%	0.63%	0.61%	0.66%
Expenses Net of Reductions(d)	0.58%	0.60%	0.61%	0.60%	0.60%
Portfolio Turnover Rate	12%	9%	15%	34%	27	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $12.9 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $12,696 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $15.1 million as of December 31, 2013. The monthly average notional amount for these contracts was $15.3 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$456,433	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$4,042,847	$352,288

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2013

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Mid Cap Index Fund	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $4,903 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$477,891,011	$—	$477,891,011
Securities Held as Collateral for Securities on Loan	—	11,407,836	11,407,836
Unaffiliated Investment Company	14,147,411	—	14,147,411

Total Investment Securities	$492,038,422	$11,407,836	$503,446,258

Other Financial Instruments*
Futures Contracts	456,433	—	456,433

Total Investments	$492,494,855	$11,407,836	$503,902,691

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$121,042,193	$45,369,198

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2013

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $371,026,968. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$138,049,176
Unrealized depreciation	(5,629,886)

Net unrealized appreciation/(depreciation)	$132,419,290

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$4,058,929	$5,115,341	$9,174,270

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$2,452,708	$4,650,947	$7,103,655

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Mid Cap Index Fund	$6,675,896	$15,432,826	$—	$132,419,290	$154,528,012

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

18

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 78.59% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $5,115,341.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $1,309,385.

19

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

21

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

22

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

24

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Money Market Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Money Market Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

The cash management sector continued to be challenged in 2013 by exceptionally low interest rates due to ongoing monetary stimulus from central banks and a prolonged contraction in supply. In an effort to maintain competitive yields, relatively long portfolio duration was maintained (43-57 days) primarily through the purchase of highly rated banks as well as government securities, which also served to augment liquidity positions. Liquidity and diversification were further enhanced by the portfolio’s holdings of municipal variable rate demand notes.

Allocations to U.S. Treasuries fluctuated throughout the year and Treasury securities with maturity dates that would be potentially impacted by a technical default as a result of the debt ceiling situation were avoided or managed out of the portfolio. Specifically, these included Treasury obligations maturing beyond October 17 through November 14.

The SEC released the proposed changes to rule 2a-7 in 2013 and outlined three proposals to further regulate the money market industry. We anticipate this will be finalized within the first half of 2014 and the announcement did not have a direct material impact on portfolio strategy.

Despite the tapering talk which began in May and contributed to heightened volatility at the long end of the fixed income yield curve, there was no material impact on rates inside of one year. While the FOMC announced its decision to reduce its bond purchasing program by $10 billion beginning in January, the short-term cash markets were unaffected. The short-term markets were primarily focused on the FOMC’s guidance to maintain its target range for the Fed Funds rate “well past the time” the unemployment rate falls below 6.5% and rate of inflation is below the Committee’s target of 2%.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.

1

AZL® Money Market Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Years
AZL® Money Market Fund	0.00%	0.00%	0.05%	1.50%
Three-Month U.S. Treasury Bill Index	0.06%	0.07%	0.10%	1.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Money Market Fund	0.66%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2013

	7 Day	7 Day	30 Day
	Average	Effective	Average
AZL® Money Market Fund	0.00%	0.00%	0.00%

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to certain limitations as further described in Note 3 to the Financial Statements. The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield.

The 7-day yield quotation is as of December 31, 2013 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Money Market Fund	$1,000.00	$1,000.00	$1.06	0.21%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Money Market Fund	$1,000.00	$1,024.15	$1.07	0.21%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Commercial Paper	40.8%
Certificates of Deposit	39.4
Municipal Bonds	10.2
U.S. Treasury Obligations	9.6
Money Market	4.3

Total Investment Securities	104.3
Net other assets (liabilities)	(4.3)

Net Assets	100.0%

3

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2013

Shares or Principal Amount		Fair Value
Certificates of Deposit (39.4%):
Commercial Banks (39.4%)
$11,000,000	Bank of Montreal Chicago, 0.24%, 9/5/14(a)	$11,000,000
4,000,000	Bank of Montreal Chicago, 0.34%, 1/10/14(a)	4,000,000
8,500,000	Bank of Nova Scotia, 0.24%, 12/1/14(a)	8,500,000
8,000,000	Bank of Nova Scotia, 0.24%, 12/4/14(a)	8,000,000
5,000,000	Bank of Nova Scotia, 0.39%, 10/6/14(a)	5,004,913
7,000,000	BNP Paribas, NY, 0.33%, 2/3/14(a)	7,000,000
6,750,000	Canadian Imperial Bank of Commerce, 0.31%, 2/3/14(a)	6,750,000
8,000,000	Canadian Imperial Bank of Commerce, 0.27%, 2/4/14(a)	8,000,000
2,505,000	Canadian Imperial Bank of Commerce, 0.24%, 6/13/14(a)	2,505,000
8,000,000	Canadian Imperial Bank of Commerce, 0.23%, 8/8/14(a)	8,000,000
12,500,000	Commonwealth Bank of Australia, 0.26%, 3/28/14(a)(b)	12,501,852
10,000,000	Credit Suisse, NY, 0.26%, 4/17/14	10,000,000
4,000,000	Credit Suisse, NY, 0.26%, 3/18/14	4,000,000
3,000,000	Credit Suisse, NY, 0.32%, 6/6/14(a)	3,000,000
6,000,000	Deutsche Bank, NY, 0.29%, 2/28/14(a)	6,000,000
8,000,000	HSBC Bank PLC, 0.24%, 10/30/14(a)(b)	8,000,000
9,000,000	Mitsubishi UFJ Trust & Banking Corp., NY, 0.28%, 2/20/14	9,000,000
16,000,000	Mitsubishi UFJ Trust & Banking Corp., NY, 0.22%, 3/12/14(a)	16,000,000
10,000,000	Mizuho Bank Ltd., 0.22%, 1/17/14	10,000,000
12,000,000	National Australia Bank, NY, 0.24%, 8/8/14(a)	12,000,842
10,000,000	National Australia Bank, NY, 0.24%, 8/14/14(a)	10,000,000
9,500,000	National Australia Bank, NY, 0.25%, 3/7/14	9,500,000
10,000,000	Natixis, NY, 0.29%, 9/8/14(a)	9,999,319
10,000,000	Norinchukin Bank, NY, 0.10%, 1/6/14	10,000,000
9,000,000	Rabobank Nederland NV, NY, 0.26%, 4/22/14(a)	9,000,000
14,000,000	Rabobank Nederland NV, NY, 0.28%, 9/16/14(a)	14,000,000
7,000,000	Rabobank Nederland NV, NY, 0.41%, 1/8/14	7,000,000
5,000,000	Royal Bank of Canada, NY, 0.25%, 12/5/14(a)	5,000,000
5,750,000	Royal Bank of Canada, NY, 0.23%, 1/15/14(a)	5,750,000
5,500,000	Royal Bank of Canada, NY, 0.27%, 10/10/14(a)	5,500,000
11,000,000	Skandinav Enskilda Bank, NY, 0.30%, 5/28/14	11,000,668
5,000,000	Societe Generale, NY, 0.34%, 9/19/14(a)	5,000,000
13,000,000	Sumitomo Mitsui Bank, NY, 0.23%, 2/10/14	13,000,000
6,100,000	Svenska Handelsbanken AB, 0.28%, 2/18/14(a)(b)	6,100,000
5,000,000	Toronto Dominion Bank, NY, 0.23%, 7/24/14(a)	5,000,000
5,000,000	Toronto Dominion Bank, NY, 0.24%, 9/4/14	5,000,000
9,000,000	Toronto Dominion Bank, NY, 0.25%, 8/12/14	9,000,000
8,000,000	Westpac Banking Corp., NY, 0.28%, 7/18/14(a)	8,000,000
11,000,000	Westpac Banking Corp., NY, 0.24%, 10/8/14(a)	11,000,000

		318,112,594

Total Certificates of Deposit (Cost $318,112,594)		318,112,594

Shares or Principal Amount		Fair Value

Commercial Paper (40.8%):
Commercial Banks (11.0%)
$9,000,000	Commonwealth Bank of Australia, 0.24%, 5/16/14(a)(b)	$8,999,821
15,000,000	Credit Agricole North America, Inc., 0.05%, 1/2/14(c)	14,999,979
10,000,000	DNB NOR Bank ASA, 0.26%, 2/6/14(b)(c)	9,997,450
12,000,000	DNB NOR Bank ASA, 0.26%, 1/27/14(b)(c)	11,997,747
10,000,000	HSBC Bank PLC, 0.25%, 10/22/14(a)(b)	10,000,000
1,000,000	Nederlandse Waterschapsbank NV, 0.28%, 7/28/14(a)(b)	1,000,115
1,000,000	Nederlandse Waterschapsbank NV, 0.28%, 7/30/14(a)(b)	1,000,117
15,000,000	Nordea Bank AB, 0.25%, 1/17/14(b)(c)	14,998,333
16,000,000	Westpac Banking Corp., NY, 0.25%, 4/24/14(a)(b)	16,000,337

		88,993,899

Diversified Financial Services (29.8%)
10,000,000	Bedford Row Funding Corp., 0.30%, 4/3/14(b)(c)	9,992,333
10,000,000	BNP Paribas Finance, Inc., 0.34%, 3/13/14(c)	9,993,294
6,000,000	Caisse Centrale Desjardins, 0.26%, 2/19/14(b)(c)	5,997,918
8,000,000	Charta LLC, 0.25%, 2/10/14(b)(c)	7,997,778
10,000,000	Collateralized CP Co. LLC, 0.30%, 3/11/14(c)	9,994,250
5,000,000	Collateralized CP Co. LLC, 0.30%, 1/30/14(c)	4,998,792
10,000,000	Fairway Finance Corp., 0.21%, 4/4/14(a)(b)	10,000,000
23,950,000	Gemini Securitization Corp. LLC, 0.10%, 1/2/14(b)(c)	23,949,932
10,000,000	Kells Funding LLC, 0.24%, 10/15/14(a)(b)	9,999,203
12,000,000	Kells Funding LLC, 0.21%, 7/7/14(a)(b)	12,000,000
10,000,000	Kells Funding LLC, 0.24%, 5/12/14(b)(c)	9,991,267
12,900,000	LMA Americas LLC, 0.09%, 1/2/14(b)(c)	12,899,968
11,000,000	Nieuw Amsterdam Receivables Corp., 0.04%, 1/2/14(b)(c)	10,999,988
6,000,000	Northern Pines Funding LLC, 0.25%, 3/6/14(b)(c)	5,997,333
10,000,000	Old Line Funding LLC, 0.21%, 5/9/14(a)(b)	10,000,000
5,000,000	Old Line Funding LLC, 0.23%, 6/9/14(b)(c)	4,994,921
8,000,000	Old Line Funding LLC, 0.24%, 3/17/14(b)(c)	7,996,000
10,000,000	Starbird Funding Corp., 0.07%, 1/2/14(b)(c)	9,999,981
15,000,000	Svenska Handelsbank, Inc., 0.25%, 2/7/14(b)(c)	14,996,146
12,000,000	Svenska Handelsbank, Inc., 0.25%, 1/21/14(b)(c)	11,998,333
8,000,000	Sydney Capital Corp., 0.22%, 2/14/14(b)(c)	7,997,849
5,000,000	Thunder Bay Funding LLC, 0.23%, 3/26/14(a)(b)	5,000,000
10,000,000	Thunder Bay Funding LLC, 0.24%, 3/3/14(b)(c)	9,995,933
12,000,000	Thunder Bay Funding LLC, 0.24%, 1/27/14(b)(c)	11,997,920

		239,789,139

Total Commercial Paper (Cost $328,783,038)		328,783,038

Continued

4

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2013

Shares or Principal Amount		Fair Value
Municipal Bonds (10.2%):
California (4.7%):
$16,500,000	California Health Facilities Financing Authority Revenue, Series B, 0.04%, 10/1/40, LOC: JPMorgan Chase Bank(a)	$16,500,000
3,700,000	California Housing Finance Agency Revenue, Series E-1, 0.04%, 2/1/23, LOC: Freddie Mac, Fannie Mae, AMT(a)	3,700,000
8,500,000	Los Angeles Community Redevelopment Agency Multi-Family Housing Revenue, Series A, 0.05%, 4/15/42, LIQ FAC: Fannie Mae, AMT(a)	8,500,000
9,500,000	San Francisco City & County Redevelopment Agency Multi-Family Housing Revenue, Series A, 0.04%, 6/15/35, LIQ FAC: Fannie Mae(a)	9,500,000

		38,200,000

New York (4.1%):
10,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue, Series A, 0.04%, 5/15/34, LIQ FAC: Fannie Mae, AMT(a)	10,000,000
15,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue, Series A, 0.04%, 3/15/36, LIQ FAC: Fannie Mae(a)	15,000,000
8,000,000	New York State Dormitory Authority Revenue State Supported Debt, Series D, 0.04%, 7/1/31, LOC: Toronto Dominion Bank(a)	8,000,000

		33,000,000

Shares or Principal Amount		Fair Value
Municipal Bonds, continued
Pennsylvania (1.4%):
$11,300,000	Pennsylvania Housing Finance Agency Single Family Mortgage Revenue, Series 83C, 0.07%, 10/1/35, SPA: Bank of Tokyo-Mitsubishi UFJ, AMT(a)	$11,300,000

Total Municipal Bonds (Cost $82,500,000)		82,500,000

U.S. Treasury Obligations (9.6%):
U.S. Treasury Bills (9.6%)
20,000,000	0.05%, 3/13/14(c)	19,998,225
10,000,000	0.10%, 5/29/14(c)	9,995,745
12,000,000	0.09%, 6/19/14(c)	11,994,874
25,000,000	0.09%, 6/26/14(c)	24,989,611
10,000,000	2.38%, 9/30/14	10,167,424

		77,145,879

Total U.S. Treasury Obligations (Cost $77,145,879)		77,145,879

Unaffiliated Investment Company (4.3%):
34,951,573	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	34,951,573

Total Unaffiliated Investment Companies (Cost $34,951,573)		34,951,573

Total Investment Securities (Cost $841,493,084)(d) — 104.3%		841,493,084
Net other assets (liabilities) — (4.3)%		(34,851,360)

Net Assets — 100.0%		$806,641,724

Percentages indicated are based on net assets as of December 31, 2013.

AMT—Subject to alternative minimum tax

LIQ FAC—Liquidation facility

LOC—Line of credit

SPA—Securities purchase agreement

(a)	Variable Rate Security. The rate represents the rate in effect at December 31, 2013. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The rate represents the effective yield at December 31, 2013.

(d)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

Continued

5

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2013

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Australia	11.0%
Canada	12.7%
France	4.4%
Germany	0.7%
Japan	7.1%
Netherlands	3.0%
Norway	2.7%
Sweden	5.8%
Switzerland	2.1%
United Kingdom	2.2%
United States	48.3%

100.0%

See accompanying notes to the financial statements.

6

AZL Money Market Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$841,493,084

Investment securities, at value	$841,493,084
Interest receivable	228,860
Receivable from Manager	135,612

Total Assets	841,857,556

Liabilities:
Cash overdraft	34,951,319
Administration fees payable	29,500
Distribution fees payable	173,478
Custodian fees payable	8,807
Administrative and compliance services fees payable	4,001
Trustee fees payable	30
Other accrued liabilities	48,697

Total Liabilities	35,215,832

Net Assets	$806,641,724

Net Assets Consist of:
Capital	$806,585,260
Accumulated net realized gains/(losses) from investment transactions	56,464

Net Assets	$806,641,724

Shares of beneficial interest (unlimited number of shares authorized, no par value)	806,585,902
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$1,964,336

Total Investment Income	1,964,336

Expenses:
Manager fees	3,067,357
Administration fees	271,587
Distribution fees	2,190,974
Custodian fees	28,652
Administrative and compliance services fees	18,171
Trustee fees	48,849
Professional fees	46,610
Shareholder reports	44,324
Other expenses	24,040

Total expenses before reductions	5,740,564
Less expenses voluntarily waived/reimbursed by the Manager	(3,776,228)

Net expenses	1,964,336

Net Investment Income/(Loss)	—

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	56,931

Net Realized/Unrealized Gains/(Losses) on Investments	56,931

Change in Net Assets Resulting From Operations	$56,931

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Money Market Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net realized gains/(losses) on investment transactions	$56,931	$16,881

Change in net assets resulting from operations	56,931	16,881

Dividends to Shareholders:
From net realized gains	(17,239)	(7,455)

Change in net assets resulting from dividends to shareholders	(17,239)	(7,455)

Capital Transactions:
Proceeds from shares issued	486,550,509	492,621,251
Proceeds from dividends reinvested	17,239	7,455
Value of shares redeemed	(552,027,334)	(486,202,178)

Change in net assets resulting from capital transactions	(65,459,586)	6,426,528

Change in net assets	(65,419,894)	6,435,954
Net Assets:
Beginning of period	872,061,618	865,625,664

End of period	$806,641,724	$872,061,618

Share Transactions:
Shares issued	486,550,510	492,621,251
Dividends reinvested	17,239	7,455
Shares redeemed	(552,027,334)	(486,202,178)

Change in shares	(65,459,585)	6,426,528

See accompanying notes to the financial statements.

8

AZL Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	—		—		—		—	(a)	—	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from Investment Activities	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Dividends to Shareholders From:
Net Investment Income	—		—		—		—	(a)	—	(a)
Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total Dividends	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(b)	—		—		—		—		0.22%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$806,642		$872,062		$865,626		$861,070		$901,771
Net Investment Income/(Loss)	—		—		—		—		0.22%
Expenses Before Reductions(c)	0.65%		0.66%		0.66%		0.70%		0.69%
Expenses Net of Reductions(d)	0.22%		0.29%		0.28%		0.33%		0.59%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

9

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Money Market Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below. Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Money Market Fund	0.35%	0.87%

10

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2013

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1. The repayments will not cause the Fund’s net investment income to fall below 0.00%.

2. The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.

3. Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2013 are reflected on the Statement of Operations as “Expenses voluntarily waived/reimbursed by the Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2013, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2014	Expires 12/31/2015	Expires 12/31/2016	Total
AZL Money Market Fund	$3,319,064	$3,224,807	$3,766,211	$10,310,082

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers in addition to the amounts disclosed above.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $11,432 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Certificates of Deposit+	$—	$318,112,594	$318,112,594
Commercial Paper
Diversified Financial Services	—	239,789,139	239,789,139
All Other Commercial Paper+	—	88,993,899	88,993,899
Municipal Bonds	—	82,500,000	82,500,000
U.S. Treasury Obligations	—	77,145,879	77,145,879
Unaffiliated Investment Company	34,951,573	—	34,951,573

Total Investment Securities	$34,951,573	$806,541,511	$841,493,084

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$17,239	$—	$17,239

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$7,455	$—	$7,455

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
AZL Money Market Fund	$53,307	$3,157	$—	$—	$56,464

6. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $17,239.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

The Fund will disclose on its website at www.Allianzlife.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, the Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Fund’s Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Fund’s website will also contain a link to these filings.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

17

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Morgan Stanley Global Real Estate Fund returned 3.02%. That compared to a 4.39% return for its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index1.

The global real estate securities market was volatile during the period. Real estate share prices benefited from strong investor demand for core real estate assets, as well as investors’ search for higher yields in a low interest-rate environment. However, share prices fluctuated with investors’ expectations that the U.S. Federal Reserve would begin to reduce its monthly bond-buying program, known as quantitative easing. During the period, Europe was the top performing region while Asia performed in line with the global average and North America underperformed the global average.

The Fund is composed of three regional portfolios (United States, Europe and Asia) with a global allocation that weights each of the three major regions relative to the benchmark index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries.*

For the period ended December 31, 2013, the Fund was overweight the Asian listed property sector, and underweight the U.S. and European listed property sectors. Top-down global allocation contributed to relative performance during the period.

The Fund’s Asia regional portfolio modestly detracted from relative performance during the period. The primary drivers of this underperformance were an overweight position and stock selection in Hong Kong and an underweight position in Japan. However, the negative impact of these weightings and investments was partially offset by stock selection in Japan and an underweight position in Singapore.*

The Fund’s U.S. portfolio contributed to relative performance, driven by an overweight position in the hotel sector and underweight positions in the health care and specialty office sectors. Stock selection in the mall sector also contributed to relative performance. These benefits were partially offset by an overweight position and stock selection in the apartment sector, an underweight position in the net lease sector, and stock selection in the health care and suburban office sectors.*

The Fund’s European portfolio also contributed to relative performance, driven by stock selection and an underweight position in Germany, and an overweight position and stock selection in the United Kingdom. However, stock selection in Sweden partially offset these contributions.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[2]	The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index Series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/06)
AZL® Morgan Stanley Global Real Estate Fund	3.02%	6.41%	15.34%	2.72%
FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	4.39%	8.15%	16.06%	3.38%
FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	3.67%	7.40%	15.24%	2.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Morgan Stanley Global Real Estate Fund	1.31%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,023.00	$6.53	1.28%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,018.75	$6.51	1.28%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
United States	42.2%
Japan	14.8
Hong Kong	11.0
Australia	6.9
United Kingdom	6.3
France	3.5
Singapore	3.2
Canada	2.7
Bermuda	1.6
Germany	1.2
All other countries	4.0

Total Common Stock and Preferred Stock	97.4
Money Market	1.8
Securities Held as Collateral for Securities on Loan	0.5

Total Investment Securities	99.7
Net other assets (liabilities)	0.3

Net Assets	100.0%

3

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (97.4%):
Diversified Real Estate Activities (21.1%):
422,410	Beni Stabili SpA	$284,883
47,500	BR Properties SA	374,888
452,000	CapitaLand, Ltd.	1,088,536
66,000	City Developments, Ltd.	503,625
9,028	Deutsche Annington Immobilien SE*	223,554
7,510	Fabege AB	89,887
176,000	Hang Lung Properties, Ltd.	559,155
115,806	Henderson Land Development Co., Ltd.	662,139
41,500	Hulic Co., Ltd.	615,982
209,303	Kerry Properties, Ltd.	727,337
259,000	Mitsubishi Estate Co., Ltd.	7,762,883
191,000	Mitsui Fudosan Co., Ltd.	6,891,104
638	Mobimo Holding AG, Registered Shares	133,398
981,596	New World Development Co., Ltd.	1,241,597
5,900	Nomura Real Estate Holdings, Inc.	133,022
8,600	Rexford Industrial Realty, Inc.	113,520
115,000	Sumitomo Realty & Development Co., Ltd.	5,733,048
560,452	Sun Hung Kai Properties, Ltd.	7,141,042
62,000	Tokyo Tatemono Co., Ltd.	690,797
119,000	UOL Group, Ltd.	584,605
301,035	Wharf Holdings, Ltd. (The)	2,304,835

		37,859,837

Diversified REITs (10.0%):
211,321	British Land Co. plc	2,202,263
38,699	Cousins Properties, Inc.	398,600
763,348	Dexus Property Group	685,087
5,429	Fonciere des Regions SA	468,938
2,377	Gecina SA	314,100
377,804	GPT Group	1,149,772
7,887	ICADE	735,592
147,387	Land Securities Group plc	2,352,569
8,100	Liberty Property Trust	274,347
56,000	Mapletree Greater China Commerical Trust	37,351
641,869	Mirvac Group	963,002
4,331	PS Business Parks, Inc.	330,975
34,163	Shaftesbury plc	355,462
610,000	SPH REIT*	474,066
337,505	Stockland Trust Group	1,090,932
246	United Urban Investment Corp.	353,892
62,221	Vornado Realty Trust	5,524,603
3,889	Wereldhave NV	306,555
4,382	Winthrop Realty Trust	48,421

		18,066,527

Health Care Services (0.1%):
25,410	Extendicare, Inc.	154,073

Hotels, Resorts & Cruise Lines (1.3%):
30,800	Starwood Hotels & Resorts Worldwide, Inc.	2,447,060

Industrial REITs (2.1%):
219,000	Ascendas Real Estate Investment Trust	382,661
114,638	DCT Industrial Trust, Inc.	817,369
373,210	Macquarie Goodman Group	1,580,308
70	Nippon Prologis REIT, Inc.	669,366
52,411	SERGO plc	289,987

		3,739,691

Shares		Fair Value
Common Stocks, continued
Office REITs (7.0%):
66	Activia Properties, Inc.	$520,109
10,920	Alexandria Real Estate Equities, Inc.	694,730
15,220	Alstria Office AG	191,602
33,837	Boston Properties, Inc.	3,396,220
16,147	Brookfield Canada Office Properties	404,397
262,000	CapitaCommercial Trust	301,562
637	Cofinimmo SA	78,702
490,744	Commonwealth Property Office Fund	545,464
17,251	Derwent Valley Holdings plc	714,077
39,430	Duke Realty Corp.	593,027
57,218	Great Portland Estates plc	569,285
25,228	Hudson Pacific Properties, Inc.	551,736
242	Japan Real Estate Investment Corp.	1,298,416
368,000	Keppel REIT	345,864
793	Lexington Realty Trust^	8,097
61,158	Mack-Cali Realty Corp.	1,313,674
252	Nippon Building Fund, Inc.	1,467,223

		12,994,185

Real Estate Development (2.5%):
126,000	Agile Property Holdings, Ltd.	135,382
44,626	Atrium European Real Estate, Ltd.	256,668
2,485,087	BGP Holdings plc*(a)	—
96,000	China Overseas Land & Investment, Ltd.	271,164
407,000	China Resources Land, Ltd.	1,012,939
492,318	Country Garden Holdings Co., Ltd.	297,532
93,200	Guangzhou R&F Properties Co., Ltd., H Shares	136,454
30,400	Iguatemi Empresa de Shopping Centers SA	287,780
14,763	LEG Immobilien AG	872,251
50,000	Longfor Properties	69,945
281,192	Norwegian Property ASA	336,062
61,000	Shimao Property Holdings, Ltd.	140,453
444,391	Sino Land Co., Ltd.	608,643
19,702	ST Modwen Properties plc	119,844

		4,545,117

Real Estate Operating Companies (11.4%):
17,712	Atrium Ljungberg AB, B Shares	242,703
59,100	BR Malls Participacoes SA	429,258
41,101	Brookfield Properties Corp.	791,194
59,886	Capital & Counties Properties plc	327,470
365,380	Capital & Regional plc	267,035
16,100	Castellum AB	251,009
7,010	Deutsche Euroshop AG	306,897
26,725	Deutsche Wohnen AG	518,617
68,022	Forest City Enterprises, Inc., Class A*	1,299,220
161,709	General Growth Properties, Inc.	3,245,500
333,000	Global Logistic Properties, Ltd.	764,279
73,900	Grainger Trust plc	250,060
493,500	Hongkong Land Holdings, Ltd.	2,921,599
54,837	Hufvudstaden AB	735,840
399,346	Hysan Development Co., Ltd.	1,721,974
36,944	Investa Office Fund	103,254
329,899	LXB Retail Properties plc*	698,386
2,700	NTT Urban Development Corp.	31,144
32,774	Prime Office REIT AG*	139,591
52,340	ProLogis, Inc.	1,933,963

Continued

4

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Real Estate Operating Companies, continued
13,850	PSP Swiss Property AG	$1,176,332
158,049	Quintain Estates & Development plc*	247,329
216,984	Safestore Holdings, Ltd.	578,620
70,716	Sponda Oyj	333,167
296,850	Swire Properties, Ltd.	750,844
5,569	Swiss Prime Site AG	432,192
42,197	Unite Group plc	281,960

		20,779,437

Residential REITs (9.3%):
14,490	American Campus Communities, Inc.	466,723
41,535	AvalonBay Communities, Inc.	4,910,683
13,667	Boardwalk REIT	770,144
4,305	BRE Properties, Inc.	235,527
35,996	Camden Property Trust	2,047,452
3,794	Canadian Apartment Properties REIT	75,909
24,234	Equity Lifestyle Properties, Inc.	877,998
145,682	Equity Residential Property Trust	7,556,525
1,269	Essex Property Trust, Inc.	182,114
990	Post Properties, Inc.	44,778

		17,167,853

Retail REITs (22.8%):
14,324	Acadia Realty Trust	355,665
439	Altarea SCA	77,271
163,000	CaitaMalls Asia, Ltd.	254,043
7,410	Calloway REIT	175,535
361,000	CapitaMall Trust	546,133
7,760	CBL & Associates Properties, Inc.	139,370
214,825	CFS Retail Property Trust	373,950
12,513	Corio NV	561,691
22,360	Crombie REIT^	285,053
32,490	DDR Corp.	499,371
8,928	Eurocommercial Properties NV	379,845
8,307	Federal Realty Investment Trust	842,413
337,171	Federation Centres	704,556
24,470	First Capital Realty, Inc.	408,025
182,906	Hammerson plc	1,520,946
327	Japan Retail Fund Investment Corp.	665,996
9,782	Klepierre	453,346
138,155	Liberty International plc	710,328
559,215	Link REIT (The)	2,720,923
44,216	Macerich Co. (The)	2,603,880
116,438	Mapletree Commercial Trust	110,001
18,813	Mercialys SA	395,235

Shares		Fair Value
Common Stocks, continued
Retail REITs, continued
21,340	National Retail Properties, Inc.^	$647,242
2,160	Realty Income Corp.	80,633
60,973	Regency Centers Corp.	2,823,050
75,431	RioCan REIT	1,759,180
72,669	Simon Property Group, Inc.	11,057,314
280,000	Suntec REIT	342,254
12,506	Taubman Centers, Inc.	799,384
15,052	Unibail-Rodamco SE	3,865,073
2,196	Vastned Retail NV	99,827
415,524	Westfield Group	3,744,244
597,820	Westfield Retail Trust	1,585,521

		41,587,298

Specialized REITs (9.8%):
7,234	Ashford Hospitality Prime, Inc.	131,659
36,173	Ashford Hospitality Trust	299,512
89,361	HCP, Inc.	3,245,592
10,230	Health Care REIT, Inc.	548,021
34,195	Healthcare Realty Trust, Inc.	728,695
286,586	Host Hotels & Resorts, Inc.	5,571,232
26,287	Public Storage, Inc.	3,956,719
50,920	Senior Housing Properties Trust	1,131,952
3,070	Sovran Self Storage, Inc.	200,072
34,210	Ventas, Inc.	1,959,549

		17,773,003

Total Common Stocks (Cost $130,008,039)		177,114,081

Shares or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (0.5%):
$838,021	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	838,021

Total Securities Held as Collateral for Securities on Loan (Cost $838,021)		838,021

Unaffiliated Investment Company (1.8%):
3,296,681	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	3,296,681

Total Unaffiliated Investment Company (Cost $3,296,681)		3,296,681

Total Investment Securities (Cost $134,142,741)(d) — 99.7%		181,248,783
Net other assets (liabilities) — 0.3%		546,545

Net Assets — 100.0%		$181,795,328

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $812,651.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2013. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(c)	The rate represents the effective yield at December 31, 2013.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2013

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Australia	6.9%
Belgium	—	%NM
Belize	0.2%
Bermuda	1.6%
Brazil	0.4%
Canada	2.7%
China	0.3%
Finland	0.2%
France	3.5%
Germany	1.2%
Hong Kong	11.0%
Italy	0.2%
Japan	14.8%
Jersey	0.1%
Netherlands	0.7%
Norway	0.2%
Singapore	3.2%
Sweden	0.7%
Switzerland	1.0%
United Kingdom	6.3%
United States	44.8%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

6

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$134,142,741

Investment securities, at value*	$181,248,783
Cash	4,891
Interest and dividends receivable	632,941
Foreign currency, at value (cost $772,751)	785,547
Receivable for capital shares issued	89,600
Receivable for investments sold	334,509
Reclaims receivable	26,824

Total Assets	183,123,095

Liabilities:
Payable for investments purchased	253,071
Payable for collateral received on loaned securities	838,021
Manager fees payable	137,118
Administration fees payable	8,915
Distribution fees payable	38,089
Custodian fees payable	37,234
Administrative and compliance services fees payable	844
Trustee fees payable	6
Other accrued liabilities	14,469

Total Liabilities	1,327,767

Net Assets	$181,795,328

Net Assets Consist of:
Capital	$176,655,799
Accumulated net investment income/(loss)	(651,973)
Accumulated net realized gains/(losses) from investment transactions	(41,327,682)
Net unrealized appreciation/(depreciation) on investments	47,119,184

Net Assets	$181,795,328

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,445,905
Net Asset Value (offering and redemption price per share)	$9.86

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$5,228,018
Interest	1,301
Income from securities lending	26,962
Foreign withholding tax	(231,379)

Total Investment Income	5,024,902

Expenses:
Manager fees	1,661,930
Administration fees	85,547
Distribution fees	461,647
Custodian fees	135,518
Administrative and compliance services fees	3,691
Trustee fees	9,722
Professional fees	12,536
Shareholder reports	13,717
Other expenses	5,862

Total expenses before reductions	2,390,170
Less expenses paid indirectly	(10,245)

Net expenses	2,379,925

Net Investment Income/(Loss)	2,644,977

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	10,780,862
Change in net unrealized appreciation/depreciation on investments	(7,756,047)

Net Realized/Unrealized Gains/(Losses) on Investments	3,024,815

Change in Net Assets Resulting From Operations	$5,669,792

*	Includes securities on loan of $812,651.

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Morgan Stanley Global Real Estate Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,644,977	$3,212,678
Net realized gains/(losses) on investment transactions	10,780,862	7,814,615
Change in unrealized appreciation/depreciation on investments	(7,756,047)	38,587,710

Change in net assets resulting from operations	5,669,792	49,615,003

Dividends to Shareholders:
From net investment income	(7,518,721)	(3,370,326)

Change in net assets resulting from dividends to shareholders	(7,518,721)	(3,370,326)

Capital Transactions:
Proceeds from shares issued	16,327,346	20,423,322
Proceeds from dividends reinvested	7,518,721	3,370,326
Value of shares redeemed	(24,042,571)	(54,662,761)

Change in net assets resulting from capital transactions	(196,504)	(30,869,113)

Change in net assets	(2,045,433)	15,375,564
Net Assets:
Beginning of period	183,840,761	168,465,197

End of period	$181,795,328	$183,840,761

Accumulated net investment income/(loss)	$(651,973)	$2,892,415

Share Transactions:
Shares issued	1,604,545	2,306,013
Dividends reinvested	772,736	360,849
Shares redeemed	(2,328,893)	(5,815,526)

Change in shares	48,388	(3,148,664)

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.99	$7.82	$8.99	$7.57	$5.46

Investment Activities:
Net Investment Income/(Loss)	0.16	0.16	0.13	0.23	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.14	2.16	(1.02)	1.34	2.08

Total from Investment Activities	0.30	2.32	(0.89)	1.57	2.19

Dividends to Shareholders From:
Net Investment Income	(0.43)	(0.15)	(0.28)	(0.15)	(0.08)

Total Dividends	(0.43)	(0.15)	(0.28)	(0.15)	(0.08)

Net Asset Value, End of Period	$9.86	$9.99	$7.82	$8.99	$7.57

Total Return(a)	3.02%	29.86%	(9.94)%	20.86%	40.19%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$181,795	$183,841	$168,465	$185,485	$144,909
Net Investment Income/(Loss)	1.43%	1.69%	1.44%	2.91%	2.08%
Expenses Before Reductions(b)	1.29%	1.34%	1.35%	1.35%	1.40%
Expenses Net of Reductions	1.29%	1.34%	1.35%	1.34%	1.34%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.28%	1.34%	1.35%	1.35%	1.35%
Portfolio Turnover Rate	29%	34%	23%	27%	48%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2013

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $3.9 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,721 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Morgan Stanley Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

11

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2013

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $2,387 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

During the year ended December 31, 2013, the Fund paid approximately $34 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. The valuation of these international equity securities may represent a transfer between input levels.

12

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Diversified Real Estate Activities	$113,520	$37,746,317	$—		$37,859,837
Diversified REITs	6,576,946	11,489,581	—		18,066,527
Industrial REITs	817,369	2,922,322	—		3,739,691
Office REITs	6,961,881	6,032,304	—		12,994,185
Real Estate Development	—	4,545,117	—	^	4,545,117
Real Estate Operating Companies	7,269,877	13,509,560	—		20,779,437
Retail REITs	22,476,115	19,111,183	—		41,587,298
All Other Common Stocks+	37,541,989	—	—		37,541,989
Securities Held as Collateral for Securities on Loan	—	838,021	—		838,021
Unaffiliated Investment Company	3,296,681	—	—		3,296,681

Total Investment Securities	$85,054,378	$96,194,405	$—		$181,248,783

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures are presented when there are significant Level 3 investments at the end of the period.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2013.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Global Real Estate Fund	$52,957,493	$60,252,544

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $147,102,877. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$50,695,843
Unrealized depreciation	(16,549,937)

Net unrealized appreciation/(depreciation)	$34,145,906

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

13

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2013

CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017	Total
AZL Morgan Stanley Global Real Estate Fund	$4,782,989	$26,029,940	$30,812,929

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Morgan Stanley Global Real Estate Fund	$—	$879	$879

During the year ended December 31, 2013, the Fund utilized $8,082,781 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$7,518,721	$—	$7,518,721

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$3,370,326	$—	$3,370,326

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Global Real Estate Fund	$1,794,506	$—	$(30,813,808)	$34,158,831	$5,139,529

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 1.18% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

18

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Morgan Stanley Mid Cap Growth Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Mid Cap Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Mid Cap Growth Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Morgan Stanley Mid Cap Growth Fund returned 38.94%1. That compared to a 35.74% total return for its benchmark, the Russell Midcap® Growth Index2.

The market was volatile during the 12-month period. Factors such as a spring slowdown in the U.S. economy, concerns about the European debt crisis, and the lack of resolution on the “fiscal cliff” (the automatic tax increases and spending cuts scheduled to happen on January 1, 2013) weighed on the market at different times during the period.

However, measures by the European Central Bank to address the eurozone debt crisis and additional stimulus from the U.S. Federal Reserve— including a third round of quantitative easing measures—helped ease investors’ fears. Corporate earnings growth remained strong, further contributing to market gains during the period.

Despite strong performance for mid-cap stocks during the period, the Fund’s overweight position and stock selection in the technology sector detracted from its performance relative to the benchmark. The Fund’s stock selection and an underweight position in the materials and processing sector hampered relative performance, since the best performing sectors for the benchmarks were materials and processing. Another area of relative weakness was stock selection in the consumer discretionary sector.*

By contrast, the Fund’s stock selection in the producer durables sector was a positive contributor to relative performance. In addition, stock selections in the utilities sector helped the Fund’s performance, although those gains were offset by the negative effect of an overweight position in the utilities sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Mid Cap Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of mid-capitalization growth companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Year
AZL® Morgan Stanley Mid Cap Growth Fund	38.94%[1]	12.05%	24.06%	11.14%
Russell Midcap® Growth Index	35.74%	15.63%	23.37%	9.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Morgan Stanley Mid Cap Growth Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.30% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Growth Index, an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Morgan Stanley Mid Cap Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Morgan Stanley Mid Cap Growth Fund	$1,000.00	$1,206.60	$6.12	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Morgan Stanley Mid Cap Growth Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	31.0%
Consumer Discretionary	19.8
Health Care	14.0
Industrials	13.6
Financials	7.1
Consumer Staples	6.9
Technology	2.0
Private Placements	1.1
Energy	1.0
Materials	0.9

Total Common Stock	97.4
Securities Held as Collateral for Securities on Loan	6.1
Money Market	2.8

Total Investment Securities	106.3
Net other assets (liabilities)	(6.3)

Net Assets	100.0%

3

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (96.3%):
Aerospace & Defense (0.5%):
16,686	TransDigm Group, Inc.	$2,686,780

Auto Components (2.1%):
74,826	Tesla Motors, Inc.*^	11,252,334

Beverages (1.1%):
89,477	Monster Beverage Corp.*	6,063,856

Biotechnology (0.8%):
20,889	Alnylam Pharmaceuticals, Inc.*	1,343,789
246,936	Ironwood Pharmaceuticals, Inc.*^	2,866,927

		4,210,716

Commercial Services & Supplies (3.8%):
463,863	Edenred	15,560,230
43,228	Stericycle, Inc.*	5,021,797

		20,582,027

Communications Equipment (3.2%):
251,279	Motorola Solutions, Inc.	16,961,333

Computers & Peripherals (1.6%):
61,991	3D Systems Corp.*^	5,760,824
20,847	Stratasys, Ltd.*	2,808,091

		8,568,915

Construction Materials (0.9%):
50,620	Martin Marietta Materials, Inc.	5,058,963

Diversified Financial Services (2.5%):
310,158	MSCI, Inc., Class A*	13,560,108

Food Products (5.8%):
66,006	Green Mountain Coffee Roasters, Inc.*	4,988,733
154,530	McCormick & Co.	10,650,208
185,017	Mead Johnson Nutrition Co.	15,497,024

		31,135,965

Health Care Equipment & Supplies (2.8%):
39,172	Intuitive Surgical, Inc.*	15,045,182

Health Care Technology (3.0%):
117,447	athenahealth, Inc.*^	15,796,622

Hotels, Restaurants & Leisure (4.7%):
269,823	Dunkin’ Brands Group, Inc.	13,005,469
68,063	Panera Bread Co., Class A*	12,026,051

		25,031,520

Insurance (4.6%):
192,349	Arch Capital Group, Ltd.*	11,481,312
466,775	Progressive Corp. (The)	12,728,954

		24,210,266

Internet & Catalog Retail (3.6%):
1,120,993	Groupon, Inc.*	13,194,087
33,060	TripAdvisor, Inc.*	2,738,360
77,732	zulily, Inc., Class A*^	3,220,437

		19,152,884

Internet Retail (0.5%):
27,722	Asos plc*	2,813,538

Shares		Fair Value
Common Stocks, continued
Internet Software & Services (14.2%):
278,463	Akamai Technologies, Inc.*	$13,137,883
58,823	LinkedIn Corp., Class A*	12,754,591
34,546	MercadoLibre, Inc.^	3,723,713
108,063	Qihoo 360 Technology Co., Ltd., ADR*	8,866,570
35,417	SINA Corp.*	2,983,882
178,992	Twitter, Inc.*^	11,392,841
359,843	Yandex NV, Class A*	15,527,225
246,308	Youku.com, Inc., ADR*	7,463,132

		75,849,837

IT Services (5.1%):
108,710	FleetCor Technologies, Inc.*	12,737,551
207,305	Gartner, Inc.*	14,729,020

		27,466,571

Life Sciences Tools & Services (4.9%):
235,660	Illumina, Inc.*	26,068,709

Machinery (1.1%):
90,726	Colfax Corp.*	5,778,339

Media (2.0%):
294,664	Aimia, Inc.	5,412,762
38,286	Charter Communications, Inc., Class A*	5,235,993

		10,648,755

Multiline Retail (2.3%):
218,054	Dollar Tree, Inc.*	12,302,607

Oil, Gas & Consumable Fuels (1.0%):
62,943	Range Resources Corp.	5,306,724

Pharmaceuticals (2.5%):
200,047	Endo Health Solutions, Inc.*	13,495,171

Professional Services (8.2%):
107,678	IHS, Inc., Class A*	12,889,057
251,842	Intertek Group plc	13,137,274
428,417	Qualicorp SA*	4,090,255
203,298	Verisk Analytics, Inc., Class A*	13,360,744

		43,477,330

Semiconductors & Semiconductor Equipment (0.8%):
83,012	First Solar, Inc.*	4,535,776

Software (8.1%):
47,465	NetSuite, Inc.*	4,889,844
99,910	ServiceNow, Inc.*	5,595,959
259,136	Solera Holdings, Inc.	18,336,463
82,292	Splunk, Inc.*	5,650,992
64,596	Workday, Inc., Class A*	5,371,803
729,709	Zynga, Inc.*	2,772,894

		42,617,955

Specialty Retail (1.3%):
74,919	Sally Beauty Holdings, Inc.*	2,264,801
45,922	Ulta Salon, Cosmetics & Fragrance, Inc.*	4,432,392

		6,697,193

Textiles, Apparel & Luxury Goods (3.3%):
170,464	Carter’s, Inc.	12,237,611

Continued

4

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
250,503	Moncler SpA*	$5,444,519

		17,682,130

Total Common Stocks (Cost $356,221,646)		514,058,106

Private Placements (1.1%):
Internet & Catalog Retail (0.2%):
37,815	Flipkart(a)(b)	895,837
33,446	Peixe Urbano, Inc.*(a)(b)	40,470

		936,307

Internet Software & Services (0.9%):
245,606	Dropbox, Inc.*(a)(b)	3,374,627
229,712	Palantir Technologies, Inc., Series G Preferred*(a)(b)	806,289
67,672	Palantir Technologies, Inc., Series H Preferred(a)	237,529
67,672	Palantir Technologies, Inc., Series H-1 Preferred(a)	237,528

		4,655,973

Transportation Infrastructure (0.0%):
818,433	Better Place LLC(a)(b)	—

Total Private Placements (Cost $7,415,383)		5,592,280

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (6.1%):
$32,465,344	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	$32,465,344

Total Securities Held as Collateral for Securities on Loan (Cost $32,465,344)		32,465,344

Unaffiliated Investment Company (2.8%):
15,051,060	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	15,051,060

Total Unaffiliated Investment Company (Cost $15,051,060)		15,051,060

Total Investment Securities (Cost $411,153,433)(e) — 106.3%		567,166,790
Net other assets (liabilities) — (6.3)%		(33,412,822)

Net Assets — 100.0%		$533,753,968

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $32,368,253.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2013. The total of all such securities represent 1.05% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.96% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(d)	The rate represents the effective yield at December 31, 2013.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2013

See accompanying notes to the financial statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Argentina	0.7%
Bermuda	2.0%
Brazil	0.7%
Canada	1.0%
Cayman Islands	3.4%
France	2.7%
Israel	0.5%
Italy	1.0%
Netherlands	2.7%
United Kingdom	2.8%
United States	82.5%

100.0%

6

AZL Morgan Stanley Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$411,153,433

Investment securities, at value*	$567,166,790
Cash	48,421
Interest and dividends receivable	232,936
Foreign currency, at value (cost $418)	418
Receivable for investments sold	739,783

Total Assets	568,188,348

Liabilities:
Payable for investments purchased	1,160,309
Payable for capital shares redeemed	278,461
Payable for collateral received on loaned securities	32,465,344
Manager fees payable	352,922
Administration fees payable	17,794
Distribution fees payable	110,916
Custodian fees payable	9,562
Administrative and compliance services fees payable	2,387
Trustee fees payable	18
Other accrued liabilities	36,667

Total Liabilities	34,434,380

Net Assets	$533,753,968

Net Assets Consist of:
Capital	$332,176,030
Accumulated net investment income/(loss)	(311)
Accumulated net realized gains/(losses) from investment transactions	45,564,971
Net unrealized appreciation/(depreciation) on investments	156,013,278

Net Assets	$533,753,968

Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,886,734
Net Asset Value (offering and redemption price per share)	$18.48

*	Includes securities on loan of $32,368,253.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$3,034,271
Interest	827
Income from securities lending	780,930
Foreign withholding tax	(144,544)

Total Investment Income	3,671,484

Expenses:
Manager fees	3,766,620
Administration fees	144,694
Distribution fees	1,179,015
Custodian fees	36,223
Administrative and compliance services fees	9,480
Trustee fees	24,435
Professional fees	26,523
Shareholder reports	36,179
Other expenses	13,022

Total expenses before reductions	5,236,191
Less expenses paid indirectly	(35,010)

Net expenses	5,201,181

Net Investment Income/(Loss)	(1,529,697)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	47,723,542
Change in net unrealized appreciation/depreciation on investments	108,417,382

Net Realized/Unrealized Gains/(Losses) on Investments	156,140,924

Change in Net Assets Resulting From Operations	$154,611,227

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Morgan Stanley Mid Cap Growth Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$(1,529,697)	$2,516,255
Net realized gains/(losses) on investment transactions	47,723,542	13,716,857
Change in unrealized appreciation/depreciation on investments	108,417,382	15,107,352

Change in net assets resulting from operations	154,611,227	31,340,464

Dividends to Shareholders:
From net investment income	(2,302,379)	—
From net realized gains	(12,984,446)	(20,211,960)

Change in net assets resulting from dividends to shareholders	(15,286,825)	(20,211,960)

Capital Transactions:
Proceeds from shares issued	36,881,920	42,372,592
Proceeds from dividends reinvested	15,286,825	20,211,960
Value of shares redeemed	(71,515,789)	(35,599,641)

Change in net assets resulting from capital transactions	(19,347,044)	26,984,911

Change in net assets	119,977,358	38,113,415
Net Assets:
Beginning of period	413,776,610	375,663,195

End of period	$533,753,968	$413,776,610

Accumulated net investment income/(loss)	$(311)	$2,332,053

Share Transactions:
Shares issued	2,267,067	3,010,472
Dividends reinvested	912,102	1,490,558
Shares redeemed	(4,434,151)	(2,560,158)

Change in shares	(1,254,982)	1,940,872

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Mid Cap Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.73	$13.32	$14.31	$10.80	$6.85

Investment Activities:
Net Investment Income/(Loss)	(0.05)	0.08	(0.04)	0.01	(0.02)
Net Realized and Unrealized Gains/(Losses) on Investments	5.34	1.02	(0.90)	3.50	3.97

Total from Investment Activities	5.29	1.10	(0.94)	3.51	3.95

Dividends to Shareholders From:
Net Investment Income	(0.08)	—	(0.05)	—	—
Net Realized Gains	(0.46)	(0.69)	—	—	—

Total Dividends	(0.54)	(0.69)	(0.05)	—	—

Net Asset Value, End of Period	$18.48	$13.73	$13.32	$14.31	$10.80

Total Return(a)	38.94%	8.36%	(6.57)%	32.50%	57.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$533,754	$413,777	$375,663	$456,423	$354,846
Net Investment Income/(Loss)	(0.32)%	0.62%	(0.20)%	0.07%	(0.18)%
Expenses Before Reductions(b)	1.11%	1.13%	1.14%	1.15%	1.17%
Expenses Net of Reductions	1.10%	1.12%	1.12%	1.09%	1.11%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.11%	1.13%	1.13%	1.10%	1.13%
Portfolio Turnover Rate	49%	32%	32%	42%	40%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the

10

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2013

previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $53 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $77,157 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Morgan Stanley Mid Cap Growth Fund	0.85%	1.30%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775% and above $500 million at 0.75%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

11

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2013

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $5,904 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Commercial Services & Supplies	$5,021,797	$15,560,230	$—		$20,582,027
Internet Retail	—	2,813,538	—		2,813,538
Professional Services	26,249,801	17,227,529	—		43,477,330
Transportation Infrastructure	—	—	—	^	—
All Other Common Stocks+	447,185,211	—	—		447,185,211
Private Placements+	—	—	5,592,280		5,592,280
Securities Held as Collateral for Securities on Loan	—	32,465,344	—		32,465,344
Unaffiliated Investment Company	15,051,060	—	—		15,051,060

Total Investment Securities	$493,507,869	$68,066,641	$5,592,280		$567,166,790

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

12

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2013

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2013.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Mid Cap Growth Fund	$223,935,599	$263,158,278

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2013 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets

Better Place LLC	1/25/10	$2,046,081	818,433	$—	—%
Dropbox, Inc.	5/1/12	2,222,513	245,606	3,374,627	0.63%
Flipkart	10/4/13	867,741	37,815	895,837	0.17%
Palantir Technologies, Inc.	7/19/12	702,919	229,712	806,289	0.15%
Peixe Urbano, Inc.	12/2/11	1,101,072	33,446	40,470	0.01%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $411,155,637. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$165,409,112
Unrealized depreciation	(9,397,959)

Net unrealized appreciation/(depreciation)	$156,011,153

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Mid Cap Growth Fund	$2,302,379	$12,984,446	$15,286,825

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

13

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2013

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Mid Cap Growth Fund	$—	$20,211,960	$20,211,960

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Mid Cap Growth Fund	$7,558,615	$38,008,562	$—	$156,010,761	$201,577,938

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $12,984,446.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $27.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

18

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® NFJ International Value Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NFJ International Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® NFJ International Value Fund and NFJ Investment Group LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013 the AZL® NFJ International Value Fund returned 11.66%. That compared to a 23.29% total return for its benchmark the MSCI EAFE Index1.

International equity markets enjoyed generally strong returns for the year ended December 31, 2013. European stocks rose during the period as the eurozone economy gained strength. In Japan, investors were optimistic that a new government led by Prime Minister Shinzo Abe, as well as new leadership at the Bank of Japan, would put the country’s economy on more solid footing. Japan’s Nikkei Stock Average closed at record highs not seen since 2007 as continued weakness from the yen helped raise exporters’ shares. Emerging markets, however, did not enjoy the same gains as equity markets in developed markets during the period. The U.S. Federal Reserve announced midway through the period that it may begin tapering its long-running stimulus efforts, and that announcement led to a large correction among emerging markets equities.

The Fund benefited from the strong performance of international equities during the period. The Fund’s strategy allows up to 50% of the portfolio to be invested in emerging markets, and the Fund held an average weight of 21.6% in emerging markets during the period. Absolute performance was somewhat muted by the Fund’s allocation to emerging markets equities. The Fund’s investment process also requires that all holdings pay a cash dividend. That dragged on the Fund’s absolute performance, as dividend-paying securities lagged non-dividend payers by a wide margin during the period.*

Europe, excluding the United Kingdom, was the best-performing region during the period, with Greece up more than 51%, Finland and Ireland posting gains of more than 40%, and Germany and Spain each posting returns of 32%. The portfolio has no allocation to Europe’s periphery countries—including Portugal, Italy, Ireland, Greece and Spain—due to fundamental concerns. This underweight dampened absolute results for the period.

The Fund’s underperformance relative to the MSCI EAFE Index was largely due to strong market returns in the third quarter, as the Fund’s investment process tends to lag during periods of strong equity market performance.

Relative returns were impacted by negative stock selection in addition to regional and sector allocations, which also detracted during the period. Individual stock selection across the materials and financials sectors hampered relative performance, and overweight positions in the energy and materials sectors—which were the two weakest performing sectors during the period—also dampened gains for the year.

By region, an overweight in the off-benchmark emerging markets region was the largest detractor from results. The Fund’s underweight position and stock selection in Japan also dragged on relative returns. Individual stock selection was positive across Germany, the Netherlands and Sweden, but offset by negative results from the Fund’s Japan, Australia and Singapore-based holdings.

The Fund’s relative performance benefited from strong stock selection in the consumer discretionary and information technology sectors. An overweight position in the telecom sector—the strongest sector within the benchmark—and underweight position in consumer staples helped boost relative performance. The Fund’s underweight positions in the UK and Hong Kong also contributed to relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® NFJ International Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. companies with market capitalizations greater than $1 billion.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

			Since
	1	3	Inception
	Year	Year	(5/1/09)
AZL® NFJ International Value Fund	11.66%	6.24%	13.44%
MSCI EAFE Index (gross of withholding taxes)	23.29%	8.66%	14.59%
MSCI EAFE Index (net of withholding taxes)	22.78%	8.17%	14.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® NFJ International Value Fund	1.25%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL NFJ International Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL NFJ International Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL NFJ International Value Fund	$1,000.00	$1,128.10	$6.54	1.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL NFJ International Value Fund	$1,000.00	$1,019.06	$6.21	1.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	27.5%
Energy	11.6
Consumer Discretionary	9.3
Consumer Staples	8.5
Industrials	8.4
Materials	8.3
Health Care	6.9
Information Technology	5.9
Telecommunication Services	4.6
Utilities	4.4

Total Common Stock	95.4
Securities Held as Collateral for Securities on Loan	6.8
Money Market	4.8

Total Investment Securities	107.0
Net other assets (liabilities)	(7.0)

Net Assets	100.0%

3

AZL NFJ International Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (92.9%):
Aerospace & Defense (2.2%):
115,850	BAE Systems plc, ADR^	$3,393,247

Auto Components (1.2%):
22,900	Magna International, Inc.	1,879,174

Automobiles (3.0%):
470,900	Isuzu Motors, Ltd.	2,936,553
53,100	Tata Motors, Ltd., ADR	1,635,480

		4,572,033

Beverages (3.2%):
29,400	Carlsberg A/S, Class B	3,266,429
11,900	Diageo plc, ADR	1,575,798

		4,842,227

Chemicals (2.1%):
101,500	Israel Chemicals, Ltd.	846,538
107,900	Nitto Denko Corp., ADR^	2,301,507

		3,148,045

Commercial Banks (17.5%):
97,900	Australia & New Zealand Banking Group, Ltd., ADR^	2,824,415
175,870	Banco Bradesco SA, ADR	2,203,651
477,500	Barclays plc	2,160,182
918,600	BOC Hong Kong Holdings, Ltd.	2,954,643
3,884,000	China Construction Bank	2,949,636
282,600	HSBC Holdings plc	3,099,080
1,473,400	Mizuho Financial Group, Inc.	3,191,694
116,800	Sberbank of Russia, ADR	1,468,176
29,500	Toronto-Dominion Bank (The)	2,780,080
76,900	United Overseas Bank, Ltd., ADR^	2,585,378

		26,216,935

Commercial Services & Supplies (0.5%):
94,500	Serco Group plc	780,852

Diversified Financial Services (1.1%):
20,100	Deutsche Boerse AG	1,668,952

Diversified Telecommunication Services (2.1%):
134,000	Orange, ADR	1,654,900
63,900	Telenor ASA	1,526,397

		3,181,297

Electric Utilities (1.3%):
148,700	Companhia Paranaense de Energia, ADR^	1,953,918

Electronic Equipment, Instruments & Components (2.3%):
444,800	Hitachi, Ltd.	3,373,004

Energy Equipment & Services (0.9%):
24,300	Ensco plc, Class A, ADR	1,389,474

Food & Staples Retailing (1.8%):
504,200	Tesco plc	2,791,976

Food Products (1.6%):
5,425,500	Golden Agri-Resources, Ltd.	2,348,329

Household Products (1.4%):
69,200	Svenska Cellulosa AB, ADR^	2,136,896

Industrial Conglomerates (3.4%):
60,260	Koc Holding AS, ADR	1,241,959
28,400	Siemens AG, Registered Shares	3,880,099

		5,122,058

Shares		Fair Value
Common Stocks, continued
Insurance (8.9%):
68,500	Axis Capital Holdings, Ltd.	$3,258,546
210,500	Manulife Financial Corp.	4,153,165
17,100	RenaissanceRe Holdings, Ltd.	1,664,514
151,700	Zurich Insurance Group AG, ADR^	4,425,089

		13,501,314

IT Services (1.4%):
31,200	Cap Gemini SA	2,115,502

Leisure Equipment & Products (1.0%):
59,300	Sega Sammy Holdings, Inc.	1,512,613

Machinery (0.7%):
55,300	Komatsu, Ltd.	1,125,841

Media (0.6%):
43,800	Reed Elsevier NV	930,566

Metals & Mining (4.8%):
5,200	POSCO, ADR	405,600
50,500	Rio Tinto plc, Registered Shares, ADR^	2,849,715
146,000	Vale SA, ADR^	2,226,500
185,600	Yamana Gold, Inc.	1,599,872

		7,081,687

Multiline Retail (1.0%):
107,750	Marks & Spencer Group plc, ADR	1,544,489

Multi-Utilities (0.9%):
230,300	Centrica plc	1,326,118

Oil, Gas & Consumable Fuels (10.7%):
3,542,695	China Petroleum & Chemical Corp. (Sinopec), H Shares	2,913,878
37,500	LUKOIL, ADR	2,367,000
55,900	Royal Dutch Shell plc, ADR	3,983,993
85,400	Sasol, Ltd., ADR^	4,223,030
110,900	Statoil ASA, ADR	2,676,017

		16,163,918

Pharmaceuticals (6.9%):
80,000	AstraZeneca plc, ADR	4,749,600
29,900	Sanofi-Aventis SA	3,182,484
65,600	Teva Pharmaceutical Industries, Ltd., ADR	2,629,248

		10,561,332

Semiconductors & Semiconductor Equipment (1.1%):
94,500	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,648,080

Software (1.1%):
60,269	Sage Group plc (The), ADR	1,609,785

Tobacco (1.9%):
72,100	Imperial Tobacco Group plc	2,797,733

Trading Companies & Distributors (1.6%):
8,600	Mitsui & Co., Ltd., ADR	2,408,516

Water Utilities (2.2%):
302,200	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	3,426,948

Wireless Telecommunication Services (2.5%):
282,800	China Mobile, Ltd.	2,943,923
45,117	Mobile TeleSystems, ADR	975,881

		3,919,804

Total Common Stocks (Cost $119,867,148)		140,472,663

Continued

4

AZL NFJ International Value Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Preferred Stock (2.5%):
Automobiles (2.5%):
13,200	Volkswagen AG, Preferred Shares	$3,708,262

Total Preferred Stock (Cost $2,672,580)		3,708,262

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (6.8%):
$10,290,261	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	10,290,261

Total Securities Held as Collateral for Securities on Loan (Cost $10,290,261)		10,290,261

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (4.8%):
$7,231,281	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	$7,231,281

Total Unaffiliated Investment Company (Cost $7,231,281)		7,231,281

Total Investment Securities
(Cost $140,061,270)(c) — 107.0%		161,702,467
Net other assets (liabilities) — (7.0)%		(10,605,977)

Net Assets — 100.0%		$151,096,490

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $10,094,853.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Australia	1.7%
Bermuda	3.0%
Brazil	6.1%
Canada	6.4%
China	3.6%
Denmark	2.0%
France	4.3%
Germany	5.7%
Hong Kong	3.6%
India	1.0%
Israel	2.1%
Japan	10.4%
Netherlands	0.6%

Country	Percentage
Norway	2.6%
Republic of Korea (South)	0.3%
Russian Federation	3.0%
Singapore	3.1%
South Africa	2.6%
Sweden	1.3%
Switzerland	2.7%
Taiwan	1.0%
Turkey	0.8%
United Kingdom	21.2%
United States	10.9%

100.0%

See accompanying notes to the financial statements.

5

AZL NFJ International Value Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$140,061,270

Investment securities, at value*	$161,702,467
Interest and dividends receivable	121,021
Foreign currency, at value (cost $2,651)	2,651
Receivable for investments sold	767,194
Reclaims receivable	22,512

Total Assets	162,615,845

Liabilities:
Payable for investments purchased	1,065,030
Payable for capital shares redeemed	1,652
Payable for collateral received on loaned securities	10,290,261
Manager fees payable	113,200
Administration fees payable	6,794
Distribution fees payable	31,442
Custodian fees payable	6,105
Administrative and compliance services fees payable	609
Trustee fees payable	5
Other accrued liabilities	4,257

Total Liabilities	11,519,355

Net Assets	$151,096,490

Net Assets Consist of:
Capital	$120,730,156
Accumulated net investment income/(loss)	2,963,987
Accumulated net realized gains/(losses) from investment transactions	5,761,410
Net unrealized appreciation/(depreciation) on investments	21,640,937

Net Assets	$151,096,490

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,733,055
Net Asset Value (offering and redemption price per share)	$12.88

*	Includes securities on loan of $10,094,853.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$4,737,440
Income from securities lending	197,445
Foreign withholding tax	(219,780)

Total Investment Income	4,715,105

Expenses:
Manager fees	1,279,949
Administration fees	61,253
Distribution fees	355,541
Custodian fees	22,120
Administrative and compliance services fees	2,598
Trustee fees	6,726
Professional fees	9,665
Shareholder reports	2,306
Other expenses	3,890

Total expenses before reductions	1,744,048
Less expenses paid indirectly	(10,451)

Net expenses	1,733,597

Net Investment Income/(Loss)	2,981,508

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	6,282,759
Change in net unrealized appreciation/depreciation on investments	6,577,956

Net Realized/Unrealized Gains/(Losses) on Investments	12,860,715

Change in Net Assets Resulting From Operations	$15,842,223

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL NFJ International Value Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,981,508	$2,525,333
Net realized gains/(losses) on investment transactions	6,282,759	(477,162)
Change in unrealized appreciation/depreciation on investments	6,577,956	18,306,602

Change in net assets resulting from operations	15,842,223	20,354,773

Dividends to Shareholders:
From net investment income	(2,500,966)	(2,924,229)
From net realized gains	—	(19,719,611)

Change in net assets resulting from dividends to shareholders	(2,500,966)	(22,643,840)

Capital Transactions:
Proceeds from shares issued	3,928,804	27,495,421
Proceeds from dividends reinvested	2,500,966	22,643,840
Value of shares redeemed	(3,831,032)	(4,884,980)

Change in net assets resulting from capital transactions	2,598,738	45,254,281

Change in net assets	15,939,995	42,965,214
Net Assets:
Beginning of period	135,156,495	92,191,281

End of period	$151,096,490	$135,156,495

Accumulated net investment income/(loss)	$2,963,987	$2,500,962

Share Transactions:
Shares issued	326,579	2,279,092
Dividends reinvested	204,997	2,043,668
Shares redeemed	(314,593)	(402,669)

Change in shares	216,983	3,920,091

See accompanying notes to the financial statements.

7

AZL NFJ International Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	May 1, 2009 to December 31, 2009(a)
Net Asset Value, Beginning of Period	$11.74	$12.14	$14.65	$13.70	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.25	0.19	0.53	0.15	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	1.11	2.14	(2.13)	1.15	3.54

Total from Investment Activities	1.36	2.33	(1.60)	1.30	3.70

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.35)	(0.36)	(0.09)	—
Net Realized Gains	—	(2.38)	(0.55)	(0.26)	—

Total Dividends	(0.22)	(2.73)	(0.91)	(0.35)	—

Net Asset Value, End of Period	$12.88	$11.74	$12.14	$14.65	$13.70

Total Return(b)	11.66%	20.55%	(10.92)%	9.67%	37.00	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$151,096	$135,156	$92,191	$167,175	$78,308
Net Investment Income/(Loss)(d)	2.10%	2.25%	2.45%	2.01%	2.01%
Expenses Before Reductions(d)(e)	1.23%	1.25%	1.24%	1.21%	1.33%
Expenses Net of Reductions(d)	1.22%	1.24%	1.17%	1.10%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.23%	1.25%	1.19%	1.11%	1.23%
Portfolio Turnover Rate	24%	21%	43%	29%	25	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL NFJ International Value Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

9

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $15.2 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $19,532 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with NFJ Investment Group LLC (“NFJ”), NFJ provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL NFJ International Value Fund	0.90%	1.45%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

10

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2013

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $1,814 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+
Automobiles	$1,635,480	$2,936,553	$4,572,033
Beverages	1,575,798	3,266,429	4,842,227
Chemicals	2,301,507	846,538	3,148,045
Commercial Banks	11,861,700	14,355,235	26,216,935
Commercial Services & Supplies	—	780,852	780,852
Diversified Financial Services	—	1,668,952	1,668,952

11

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2013

Investment Securities:	Level 1	Level 2	Total

Diversified Telecommunication Services	$1,654,900	$1,526,397	$3,181,297
Electronic Equipment, Instruments & Components	—	3,373,004	3,373,004
Food & Staples Retailing	—	2,791,976	2,791,976
Food Products	—	2,348,329	2,348,329
Industrial Conglomerates	1,241,959	3,880,099	5,122,058
IT Services	—	2,115,502	2,115,502
Leisure Equipment & Products	—	1,512,613	1,512,613
Machinery	—	1,125,841	1,125,841
Media	—	930,566	930,566
Multi-Utilities	—	1,326,118	1,326,118
Oil, Gas & Consumable Fuels	13,250,040	2,913,878	16,163,918
Pharmaceuticals	7,378,848	3,182,484	10,561,332
Tobacco	—	2,797,733	2,797,733
Wireless Telecommunication Services	975,881	2,943,923	3,919,804
All Other Common Stocks+	41,973,528	—	41,973,528
Preferred Stock+	—	3,708,262	3,708,262
Securities Held as Collateral for Securities on Loan	—	10,290,261	10,290,261
Unaffiliated Investment Company	7,231,281	—	7,231,281

Total Investment Securities	$91,080,922	$70,621,545	$161,702,467

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NFJ International Value Fund	$33,298,981	$34,040,241

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $140,408,733. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$26,489,027
Unrealized depreciation	(5,195,293)

Net unrealized appreciation/(depreciation)	$21,293,734

During the year ended December 31, 2013, the Fund utilized $249,922 in capital loss carry forwards to offset capital gains.

12

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2013

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$2,500,966	$—	$2,500,966

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$4,545,092	$18,098,748	$22,643,840

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL NFJ International Value Fund	$2,966,257	$6,108,872	$—	$21,291,205	$30,366,334

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2013, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NFJ International Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 2.23% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

17

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

18

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

20

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Oppenheimer Discovery Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Oppenheimer Discovery Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Oppenheimer Discovery Fund and Oppenheimer Funds Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Oppenheimer Discovery Fund returned 45.52%1. That compared to a 43.30% total return for its benchmark, the Russell 2000® Growth Index2.

Equities in the U.S. delivered strong performance in 2013 due to continuing signs of economic recovery, including rising home prices around the country. The Federal Reserve Bank’s accommodative monetary policies were also instrumental in the stock market’s performance. The Fed’s mid-year announcement that it would taper its quantitative easing policy led to a significant sell-off of stocks and bonds. However, the markets then rebounded after the Fed clarified the tapering program’s timeline.

The Fund’s positive absolute return benefited from effective stock selection, which included an emphasis on high quality, high-growth companies and an avoidance of companies mired in controversy. The reasonable valuations of the Fund’s small-cap growth selections as well as the Fund’s low exposure to Europe’s economic problems also boosted the Fund’s absolute return.*

The Fund’s performance relative to its benchmark was driven by strong stock selection in the industrials, information technology and consumer discretionary sectors. The Fund’s relative return also benefited from a focus on companies that were able to generate organic growth in an economic environment characterized by modest expansion, slow growth of corporate profits and low interest rates.*

The Fund underperformed the benchmark in the health care and consumer staples sectors primarily because of weaker relative stock selection.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Oppenheimer Discovery Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, investments in common stocks and other equity securities of U.S. small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

				Since
	1	3	5	Inception
	Year	Year	Year	(4/29/05)
AZL® Oppenheimer Discovery Fund	45.52%[1]	17.10%	22.14%	8.58%
Russell 2000® Growth Index	43.30%	16.82%	22.58%	10.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Oppenheimer Discovery Fund	1.18%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Oppenheimer Discovery Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Oppenheimer Discovery Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Oppenheimer Discovery Fund	$1,000.00	$1,255.50	$6.54	1.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Oppenheimer Discovery Fund	$1,000.00	$1,019.41	$5.85	1.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	29.4%
Industrials	18.7
Health Care	15.6
Consumer Discretionary	13.5
Financials	9.1
Energy	4.6
Materials	3.7
Consumer Staples	3.4
Services	0.3
Technology	0.2

Total Common Stock	98.5
Securities Held as Collateral for Securities on Loan	1.8
Money Market	1.5

Total Investment Securities	101.8
Net other assets (liabilities)	(1.8)

Net Assets	100.0%

3

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (98.5%):
Advertising (0.3%):
45,420	MDC Partners, Inc.	$1,158,664

Aerospace & Defense (2.7%):
14,150	Curtiss-Wright Corp.	880,555
47,697	HEICO Corp.	2,764,041
128,350	Hexcel Corp.*	5,735,961

		9,380,557

Biotechnology (1.9%):
25,610	Aegerion Pharmaceuticals, Inc.*	1,817,286
41,530	Cubist Pharmaceuticals, Inc.*	2,860,171
70,980	NPS Pharmaceuticals, Inc.*	2,154,953

		6,832,410

Broadcasting (0.8%):
47,690	Nexstar Broadcasting Group, Inc.	2,657,764

Building Products (1.8%):
114,860	A.O. Smith Corp.	6,195,548

Capital Markets (3.3%):
45,530	Artisan Partners Asset Management, Inc.	2,968,101
36,990	Evercore Partners, Inc., Class A	2,211,262
61,990	Financial Engines, Inc.	4,307,065
9,830	Virtus Investment Partners, Inc.*	1,966,492

		11,452,920

Chemicals (0.9%):
84,630	PolyOne Corp.	2,991,670

Commercial Banks (4.2%):
35,780	First Financial Holdings, Inc.	2,379,728
75,530	Home Bancshares, Inc.	2,821,046
45,490	Signature Bank*	4,886,535
181,290	Western Alliance BanCorp*	4,325,579

		14,412,888

Commercial Services & Supplies (1.6%):
137,530	Mobile Mini, Inc.*	5,663,485

Computers & Peripherals (1.8%):
45,810	Stratasys, Ltd.*	6,170,607

Construction Materials (1.4%):
41,260	CaesarStone Sdot-Yam, Ltd.	2,049,384
37,610	Eagle Materials, Inc.	2,912,142

		4,961,526

Consumer Finance (0.3%):
9,100	Credit Acceptance Corp.*	1,182,909

Diversified Financial Services (0.5%):
27,870	MarketAxess Holdings, Inc.	1,863,667

Electrical Equipment (1.1%):
65,470	Generac Holdings, Inc.	3,708,221

Electronic Equipment, Instruments & Components (1.6%):
73,270	Cognex Corp.*	2,797,449
85,040	Methode Electronics, Inc.	2,907,517

		5,704,966

Electronics (0.2%):
16,140	Fluidigm Corp.*	618,485

Energy Equipment & Services (1.5%):
22,880	Bristow Group, Inc.	1,717,373
31,740	Dril-Quip, Inc.*	3,489,178

		5,206,551

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (0.3%):
30,630	Sprouts Farmers Market, Inc.*	$1,177,111

Food Products (1.1%):
38,600	Annie’s, Inc.*^	1,661,344
154,960	Boulder Brands, Inc.*	2,457,665

		4,119,009

Health Care Equipment & Supplies (4.3%):
16,050	Cardiovascular Systems, Inc.*	550,355
31,210	Cyberonics, Inc.*	2,044,567
99,848	Dexcom, Inc.*	3,535,618
103,890	Insulet Corp.*	3,854,319
105,330	Spectranetics Corp. (The)*	2,633,250
44,440	West Pharmaceutical Services, Inc.	2,180,226

		14,798,335

Health Care Providers & Services (5.3%):
80,820	Acadia Healthcare Co., Inc.*	3,825,211
60,420	Centene Corp.*	3,561,759
18,820	MWI Veterinary Supply, Inc.*	3,210,504
121,400	Team Health Holdings, Inc.*	5,529,769
37,990	WellCare Health Plans, Inc.*	2,675,256

		18,802,499

Health Care Services (0.8%):
94,730	ExamWorks Group, Inc.*	2,829,585

Health Care Technology (1.4%):
55,880	HealthStream, Inc.*	1,831,188
48,100	Medidata Solutions, Inc.*	2,913,417

		4,744,605

Hotels, Restaurants & Leisure (4.4%):
35,960	Buffalo Wild Wings, Inc.*	5,293,312
59,020	Chuy’s Holdings, Inc.*	2,125,900
75,920	Fiesta Restaurant Group, Inc.*	3,966,060
69,870	Multimedia Games, Inc.*	2,191,123
28,730	Red Robin Gourmet Burgers*	2,112,804

		15,689,199

Household Durables (0.7%):
81,190	La-Z-Boy, Inc.	2,516,890

Human Resource & Employment Services (0.8%):
47,750	Wageworks, Inc.*	2,838,260

Industrial Machinery (0.9%):
44,480	Proto Labs, Inc.*	3,166,086

Internet & Catalog Retail (0.4%):
23,720	RetailMeNot, Inc.*	682,899
16,360	zulily, Inc., Class A*^	677,795

		1,360,694

Internet Software & Services (7.0%):
11,330	Benefitfocus, Inc.*^	654,194
54,230	Channeladvisor Corp.*	2,261,933
132,820	Cornerstone OnDemand, Inc.*	7,084,619
8,130	Criteo SA, ADR*	278,046
52,200	Shutterstock, Inc.*	4,365,486
49,690	Sps Commerce, Inc.*	3,244,757
151,720	Web.com Group, Inc.*	4,823,179
32,580	Yelp, Inc.*	2,246,391

		24,958,605

Continued

4

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
IT Services (2.1%):
48,470	Acxiom Corp.*	$1,792,421
76,970	iGATE Corp.*	3,091,115
59,660	Maximus, Inc.	2,624,443

		7,507,979

Life Sciences Tools & Services (1.0%):
85,830	ICON plc*	3,468,390

Machinery (2.9%):
24,330	Middleby Corp. (The)*	5,838,470
56,090	Wabtec Corp.	4,165,804

		10,004,274

Media (2.5%):
134,220	Lions Gate Entertainment Corp.^	4,249,405
94,770	Pandora Media, Inc.*	2,520,882
50,900	Sinclair Broadcast Group, Inc.	1,818,657

		8,588,944

Metals & Mining (0.6%):
36,560	Carpenter Technology Corp.	2,274,032

Oil & Gas Exploration & Production (1.5%):
49,760	Bonanza Creek Energy, Inc.*	2,163,067
60,570	Diamondback Energy, Inc.*	3,201,730

		5,364,797

Oil, Gas & Consumable Fuels (1.6%):
29,600	Athlon Energy, Inc.*	895,400
97,010	Oasis Petroleum, Inc.*	4,556,560

		5,451,960

Paper & Forest Products (0.8%):
48,660	KapStone Paper & Packaging Corp.*	2,718,148

Pharmaceuticals (2.0%):
108,030	Akorn, Inc.*	2,660,779
19,750	Jazz Pharmaceuticals plc*	2,499,560
51,440	Medicines Co. (The)*	1,986,613

		7,146,952

Professional Services (4.8%):
42,020	Advisory Board Co. (The)*	2,675,413
36,360	CoStar Group, Inc.*	6,711,330
27,700	Huron Consulting Group, Inc.*	1,737,344
174,630	On Assignment, Inc.*	6,098,080

		17,222,167

Road & Rail (1.2%):
44,440	Genesee & Wyoming, Inc., Class A*	4,268,462

Semiconductors & Semiconductor Equipment (1.6%):
163,250	Monolithic Power Systems, Inc.*	5,658,245

Shares		Fair Value
Common Stocks, continued
Software (15.4%):
156,360	Aspen Technology, Inc.*	$6,535,848
65,180	CommVault Systems, Inc.*	4,880,678
45,260	Envestnet, Inc.*	1,823,978
4,570	FireEye, Inc.*^	199,298
80,480	Fleetmatics Group plc*^	3,480,760
127,350	Guidewire Software, Inc.*	6,249,065
67,270	Imperva, Inc.*	3,237,705
119,900	Infoblox, Inc.*	3,959,098
54,730	Interactive Intelligence Group*	3,686,613
57,800	ServiceNow, Inc.*	3,237,378
44,700	Splunk, Inc.*	3,069,549
35,550	Tableau Software, Inc., Class A*	2,450,462
33,680	Tyler Technologies, Inc.*	3,439,738
46,500	Ultimate Software Group, Inc. (The)*	7,124,731

		53,374,901

Specialty Retail (4.6%):
31,430	Asbury Automotive Group, Inc.*	1,689,048
70,860	Conn’s, Inc.*^	5,583,059
43,160	Five Below, Inc.*^	1,864,512
50,430	Lithia Motors, Inc., Class A	3,500,851
34,300	Lumber Liquidators Holdings, Inc.*	3,529,127

		16,166,597

Textiles, Apparel & Luxury Goods (0.8%):
79,645	Steven Madden, Ltd.*	2,914,211

Trading Companies & Distributors (1.8%):
208,390	H&E Equipment Services, Inc.*	6,174,596

Total Common Stocks (Cost $248,266,099)		345,468,371

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (1.8%):
$6,282,347	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	6,282,347

Total Securities Held as Collateral for Securities on Loan (Cost $6,282,347)		6,282,347

Unaffiliated Investment Company (1.5%):
5,124,905	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	5,124,905

Total Unaffiliated Investment Company (Cost $5,124,905)		5,124,905

Total Investment Securities (Cost $259,673,351)(c) — 101.8%		356,875,623
Net other assets (liabilities) — (1.8)%		(6,320,511)

Net Assets — 100.0%		$350,555,112

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $6,154,894.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Oppenheimer Discovery Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$259,673,351

Investment securities, at value*	$356,875,623
Interest and dividends receivable	40,185
Receivable for investments sold	654,248

Total Assets	357,570,056

Liabilities:
Payable for investments purchased	188,703
Payable for capital shares redeemed	187,031
Payable for collateral received on loaned securities	6,282,347
Manager fees payable	245,238
Administration fees payable	12,153
Distribution fees payable	72,128
Custodian fees payable	7,134
Administrative and compliance services fees payable	1,349
Trustee fees payable	10
Other accrued liabilities	18,851

Total Liabilities	7,014,944

Net Assets	$350,555,112

Net Assets Consist of:
Capital	$233,096,874
Accumulated net investment income/(loss)	667
Accumulated net realized gains/(losses) from investment transactions	20,255,299
Net unrealized appreciation/(depreciation) on investments	97,202,272

Net Assets	$350,555,112

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,209,772
Net Asset Value (offering and redemption price per share)	$15.78

*	Includes securities on loan of $6,154,894.
Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$722,274
Income from securities lending	70,938
Foreign withholding tax	(3,411)

Total Investment Income	789,801

Expenses:
Manager fees	2,235,902
Administration fees	81,554
Distribution fees	657,616
Custodian fees	24,691
Administrative and compliance services fees	4,689
Trustee fees	11,786
Professional fees	14,134
Shareholder reports	19,678
Other expenses	5,145

Total expenses	3,055,195

Net Investment Income/(Loss)	(2,265,394)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	33,072,781
Change in net unrealized appreciation/depreciation on investments	72,878,181

Net Realized/Unrealized Gains/(Losses) on Investments	105,950,962

Change in Net Assets Resulting From Operations	$103,685,568

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Oppenheimer Discovery Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$(2,265,394)	$(76,054)
Net realized gains/(losses) on investment transactions	33,072,781	8,002,085
Change in unrealized appreciation/depreciation on investments	72,878,181	4,425,245

Change in net assets resulting from operations	103,685,568	12,351,276

Dividends to Shareholders:
From net investment income	—	—
From net realized gains	(2,889,357)	—

Change in net assets resulting from dividends to shareholders	(2,889,357)	—

Capital Transactions:
Proceeds from shares issued	22,741,540	42,911,414
Proceeds from shares issued in merger	153,408,602	—
Proceeds from dividends reinvested	2,889,357	—
Value of shares redeemed	(53,030,368)	(11,281,347)

Change in net assets resulting from capital transactions	126,009,131	31,630,067

Change in net assets	226,805,342	43,981,343
Net Assets:
Beginning of period	123,749,770	79,768,427

End of period	$350,555,112	$123,749,770

Accumulated net investment income/(loss)	$667	$5,800

Share Transactions:
Shares issued	1,760,070	3,874,537
Shares issued in merger	12,864,661	—
Dividends reinvested	200,929	—
Shares redeemed	(3,930,532)	(1,066,908)

Change in shares	10,895,128	2,807,629

See accompanying notes to the financial statements.

7

AZL Oppenheimer Discovery Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013		2012	2011		2010	2009
Net Asset Value, Beginning of Period	$10.94		$9.38	$9.92		$7.70	$5.86

Investment Activities:
Net Investment Income/(Loss)	(0.10)		(0.01)	(0.04)		0.01	(0.02)
Net Realized and Unrealized Gains/(Losses) on Investments	5.07		1.57	(0.50)		2.21	1.86

Total from Investment Activities	4.97		1.56	(0.54)		2.22	1.84

Dividends to Shareholders From:
Net Realized Gains	(0.13)		—	—	(a)	—	—

Total Dividends	(0.13)		—	—	(a)	—	—

Net Asset Value, End of Period	$15.78		$10.94	$9.38		$9.92	$7.70

Total Return(b)	45.52%		16.63%	(5.39)%		28.83%	31.40%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$350,555		$123,750	$79,768		$91,473	$47,457
Net Investment Income/(Loss)	(0.86)%		(0.07)%	(0.40)%		0.11%	(0.23)%
Expenses Before Reductions(c)	1.16%		1.18%	1.19%		1.22%	1.24%
Expenses Net of Reductions	1.16%		1.18%	1.19%		1.22%	1.24%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.16%		1.18%	1.19%		1.22%	1.24%
Portfolio Turnover Rate	79	%(e)	161%	145	%(f)	97%	173%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 128%.

(f)	The portfolio turnover rate for the year ended December 31, 2011 was higher than the prior year primarily due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

8

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Oppenheimer Discovery Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

9

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $14.8 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $7,005 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Oppenheimer Funds, Inc. (“Oppenheimer”), Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Oppenheimer Discovery Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2013

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $3,601 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

During the year ended December 31, 2013, the Fund paid approximately $6,048 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$345,468,371	$—	$345,468,371
Securities Held as Collateral for Securities on Loan	—	6,282,347	6,282,347
Unaffiliated Investment Company	5,124,905	—	5,124,905

Total Investment Securities	$350,593,276	$6,282,347	$356,875,623

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

11

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2013

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases		Sales
AZL Oppenheimer Discovery Fund	$204,733,312	*	$233,409,686	*

*	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from these amounts. The costs of purchases and proceeds from sales amounts excluded were $334,456,923 and $361,007,740, respectively.

6. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $259,941,426. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$97,475,991
Unrealized depreciation	(541,794)

Net unrealized appreciation/(depreciation)	$96,934,197

During the year ended December 31, 2013, the Fund utilized $585,012 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Oppenheimer Discovery Fund	$—	$2,889,357	$2,889,357

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the year ended December 31, 2012 there were no dividends paid to shareholders.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Oppenheimer Discovery Fund	$1,775,810	$18,748,231	$—	$96,934,197	$117,458,238

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Acquisition of Funds

On April 26, 2013, the Fund acquired all of the net assets of the AZL Allianz AGIC Opportunity Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL Allianz AGIC Opportunity Fund shareholders on April 24, 2013. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 12,864,661 shares of the Fund, valued at $153,408,602, for 11,687,440 shares of the AZL Allianz AGIC Opportunity Fund outstanding on April 26, 2013.

The investment portfolio of the AZL Allianz AGIC Opportunity Fund, with a fair value of $153,524,247 and identified cost of $138,025,821 at April 26, 2013, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL Allianz AGIC Opportunity Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $142,046,883. All fees and expenses incurred by the AZL Allianz AGIC Opportunity Fund and the Fund directly in connection with the plan of reorganization were borne by the Manager.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended June 30, 2013, are as follows:

Net investment income/(loss)	$(2,485,120)
Net realized/unrealized gains/losses)	115,576,074

Change in net assets resulting from operations	$113,090,954

12

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2013

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL Allianz AGIC Opportunity Fund that have been included in the Fund’s statement of operations since April 26, 2013.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Discovery Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

14

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $2,889,357.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

17

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

18

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

20

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Pyramis Core Bond Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Pyramis Core Bond Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Pyramis Core Bond Fund and Pyramis Global Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the period ended December 31, 2013, the AZL® Pyramis Core Bond Fund returned -2.20%. That compared to a -2.02% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund faced a challenging environment in the fixed-income market during the period, which began with considerable fiscal uncertainty. In the U.S., legislators and the White House negotiated a plan to avoid the so-called “fiscal cliff.” Questions still remained about a range of fiscal issues, including Europe’s recovery from its ongoing debt crisis and the severity of China’s slowing economy.*

Although, as the period progressed, the financial markets responded to improved economic data around the world. A strengthening U.S. economy led the chairman of the Federal Reserve, Ben Bernanke, to remark in May that the Fed may begin winding down some of the programs it had used to help stimulate economic growth. That caused volatility in the fixed-income markets in May and June. Rates moved dramatically higher, pushing down bond prices, and spreads between most fixed income sectors and Treasury bonds widened.

The Fund faced challenging headwinds in that environment, and relative to its benchmark, the Fund slightly underperformed for the 12-month period. The largest detractor from relative performance was the Fund’s underweight position in agency mortgage-backed securities. In the second half of the period, these securities performed well and the Fund’s underweight position dragged on relative performance.*

While the fixed income environment was challenging during the period, we were well positioned to take advantage of the volatility to add bonds that we liked at prices that are more favorable. This helped performance in the subsequent period when interest rates stabilized and spreads in most sectors recovered much of what they lost.*

Over the 12-month period, the Fund’s relative performance was helped by both sector selection and security selection. The largest contributors were an overweight position in corporate bonds—particularly among securities in the financial sector—commercial mortgage backed securities, and taxable municipal bonds. Additionally, the Fund’s relative performance benefited from exposure to a major debt offering by a blue chip telecommunications firm.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Pyramis Core Bond Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

		Since
	1	Inception
	Year	(9/5/12)
AZL® Pyramis Core Bond Fund	-2.20%	-1.22%
Barclays U.S. Aggregate Bond Index	-2.02%	-1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Pyramis Core Bond Fund	0.82%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.95% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.80%.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Pyramis Core Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Pyramis Core Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Pyramis Core Bond Fund	$1,000.00	$1,008.10	$4.10	0.81%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Pyramis Core Bond Fund	$1,000.00	$1,021.12	$4.13	0.81%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Corporate Bonds	28.4%
U.S. Treasury Obligations	24.3
U.S. Government Agency Mortgages	23.9
Collateralized Mortgage Obligations	11.0
Yankee Dollars	6.8
Money Market	4.8
Municipal Bonds	4.0
Asset Backed Securities	2.8
Securities Held as Collateral for Securities on Loan	0.5

Total Investment Securities	106.5
Net other assets (liabilities)	(6.5)

Net Assets	100.0%

3

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Asset Backed Securities (2.8%):
$1,750,000	AmeriCredit Automobile Receivables Trust, Class C, Series 2013-4, 2.72%, 9/9/19	$1,772,753
1,750,000	AmeriCredit Automobile Receivables Trust, Class D, Series 2013-4, 3.31%, 10/8/19	1,774,546
64,678	CFC LLC, Class A, Series 2013-1A, 1.65%, 7/17/17(a)	64,638
4,220,000	CFC LLC, Class B, Series 2013-1A, 2.75%, 11/15/18(a)	4,179,352
135,396	Countrywide Asset-Backed Certificates, Class AF5, Series 2004-7, 5.37%, 1/25/35(b)	142,828
1,130,000	Ford Credit Floorplan Master Owner Trust, Class C, Series 2013-3, 1.29%, 6/15/17	1,130,366
1,130,000	Ford Credit Floorplan Master Owner Trust, Class D, Series 2013-3, 1.74%, 6/15/17	1,128,817

Total Asset Backed Securities (Cost $10,194,095)		10,193,300

Collateralized Mortgage Obligations (11.0%):
39,777	Banc of America Commercial Mortgage Trust, Class A4, Series 2006-3, 5.89%, 7/10/44(b)	43,272
110,000	Bank of America Commercial Mortgage Trust, Class A4, Series 2007-1, 5.45%, 1/15/49	119,056
232,783	Citigroup Mortgage Loan Trust, Inc., Class A, Series 2012-A, 2.50%, 6/25/51(a)	218,534
200,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Class A4, Series 2007-CD4, 5.32%, 12/11/49^	219,022
400,000	Commercial Mortgage Trust, Class A5, Series 2004-LB4A, 4.84%, 10/15/37	405,399
320,000	Extended Stay America Trust, Class BFL, Series 2013-ESFL, 1.27%, 12/5/31(a)(b)	320,216
230,000	Extended Stay America Trust, Class CFL, Series 2013-ESFL, 1.67%, 12/5/31(a)(b)	229,937
2,716,000	GE Capital Commercial Mortgage Corp., Class A4, Series 2007-C1, 5.54%, 12/10/49	2,941,903
333,598	Granite Master Issuer plc, Class A1, Series 2006-1A, 0.24%, 12/20/54(a)(b)	329,984
3,700,000	Granite Master Issuer plc, Class M2, Series 2006-1A, 0.75%, 12/20/54(a)(b)	3,475,299
94,507	Granite Master Issuer plc, Class A4, Series 2006-2, 0.25%, 12/20/54(b)	93,483
44,849	Granite Master Issuer plc, Class A3, Series 2006-3, 0.25%, 12/20/54(b)	44,257
52,047	Granite Master Issuer plc, Class A7, Series 2006-3, 0.37%, 12/20/54(b)	51,483
3,750,000	Granite Master Issuer plc, Class M2, Series 2006-3, 0.73%, 12/20/54(b)	3,522,263
2,099,403	Granite Master Issuer plc, Class A4, Series 2006-4, 0.27%, 12/20/54(b)	2,071,901
119,811	Granite Master Issuer plc, Class 2A1, Series 2007-1, 0.31%, 12/20/54(b)	118,513
1,371,000	Granite Master Issuer plc, Class 1B1, Series 2007-1, 0.31%, 12/20/54(b)	1,300,173
25,766	Granite Master Issuer plc, Class 3A1, Series 2007-2, 0.34%, 12/17/54(b)	25,487
257,000	Granite Master Issuer plc, Class 1B1, Series 2007-2, 0.32%, 12/17/54(b)	243,724
900,000	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Class A4, Series 2007-GG9, 5.44%, 3/10/39	988,600

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$9,100,000	GS Mortgage Securities Trust, Class XB1, Series 2013-KY0, 3.25%, 11/8/29(b)(c)	$419,621
3,700,000	Hilton USA Trust, Class DFX, Series 2013-HLT, 4.41%, 11/5/30(a)	3,703,019
220,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2006-LDP7, 5.86%, 4/15/45(b)	240,161
329,069	JPMorgan Chase Commercial Mortgage Securities Corp., Class A1A, Series 2006-LDP8, 5.40%, 5/15/45	359,197
475,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2007-CB18, 5.44%, 6/12/47	522,011
5,157,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2007-LD11, 5.81%, 6/15/49(b)	5,736,224
3,944,578	LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 9/15/45(b)	4,374,766
2,030,000	Merrill Lynch Floating Trust, Class A2, Series 2008-LAQA, 0.71%, 7/9/21(a)(b)	2,009,978
1,390,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, Series 2007-6, 5.48%, 3/12/51(b)	1,528,969
484,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, Series 2007-5, 5.38%, 8/12/48	527,075
1,970,000	Morgan Stanley Capital I, Class A4, Series 2007-IQ14, 5.69%, 4/15/49(b)	2,181,742
326,101	Wachovia Bank Commercial Mortgage Trust, Class A1A, Series 2006-C26, 6.01%, 6/15/45(b)	357,003
440,000	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C33, 5.92%, 7/15/17(b)	479,876
1,420,000	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 4/15/47	1,549,839

Total Collateralized Mortgage Obligations (Cost $41,390,356)		40,751,987

Corporate Bonds (28.4%):
Airlines (0.4%):
1,000,000	American Airlines Pass-Through Trust, Class A, Series 2013-2, 4.95%, 1/15/23(a)	1,030,625
296,187	Continental Airlines 1998-1, Class A, Series 981, 6.65%, 9/15/17	311,352

		1,341,977

Asset Management & Custody Banks (0.0%):
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	67,703

Auto Components (0.2%):
673,000	Delphi Corp., 5.00%, 2/15/23, Callable 2/15/18 @ 102.5	692,349

Automobiles (0.3%):
588,000	Ford Motor Co., 7.45%, 7/16/31	720,105
500,000	Ford Motor Co., 4.75%, 1/15/43	450,937

		1,171,042

Biotechnology (0.3%):
1,000,000	Amgen, Inc., 5.15%, 11/15/41, Callable 5/15/41 @ 100	996,286

Cable & Satellite (0.0%):
101,000	Time Warner Cable, Inc., 5.85%, 5/1/17	110,161

Continued

4

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets (1.9%):
$1,000,000	General Electric Capital Corp., 1.00%, 1/8/16	$1,002,500
1,000,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	1,146,677
642,000	Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	653,347
375,000	Merrill Lynch & Co., 7.75%, 5/14/38	484,149
1,480,000	Morgan Stanley, 5.38%, 10/15/15	1,591,846
1,300,000	Morgan Stanley, Series F, 6.63%, 4/1/18, MTN	1,521,122
180,000	Morgan Stanley, 2.13%, 4/25/18	178,448
362,000	Morgan Stanley, 4.88%, 11/1/22	370,565
63,000	Morgan Stanley, 5.00%, 11/24/25	63,188

		7,011,842

Chemicals (0.1%):
192,000	Ecolab, Inc., 1.45%, 12/8/17	187,626

Commercial Banks (1.6%):
250,000	Discover Bank, 7.00%, 4/15/20	290,747
263,000	Discover Bank, 4.20%, 8/8/23	259,400
184,000	HSBC USA, Inc., 2.63%, 9/24/18	187,105
250,000	Huntington National Bank (The), Series BKNT, 1.30%, 11/20/16, Callable 10/20/16 @ 100	250,021
800,000	KeyCorp, 3.75%, 8/13/15	836,594
28,000	M&I Marshall & Ilsley Bank, Series BKNT, 5.00%, 1/17/17	30,210
1,028,000	Regions Bank, Series BKNT, 7.50%, 5/15/18, MTN	1,216,418
500,000	Regions Bank, 6.45%, 6/26/37	528,250
500,000	Regions Financial Corp., 5.75%, 6/15/15	532,762
88,000	Regions Financial Corp., 2.00%, 5/15/18, Callable 4/15/18 @ 100	85,211
32,000	SunTrust Banks, Inc., Series BKNT, 3.50%, 1/20/17, Callable 12/20/16 @ 100	33,649
181,000	SunTrust Banks, Inc., 2.35%, 11/1/18, Callable 10/1/18 @ 100	180,041
1,200,000	Wachovia Bank NA, Series BKNT, 6.00%, 11/15/17	1,384,680
144,000	Wells Fargo & Co., 3.68%, 6/15/16	153,323

		5,968,411

Consumer Finance (1.5%):
352,000	American Express Credit Corp., 1.30%, 7/29/16	354,724
1,000,000	Ford Motor Credit Co. LLC, 2.50%, 1/15/16	1,025,943
240,000	Ford Motor Credit Co. LLC, 1.50%, 1/17/17	239,892
324,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	336,739
902,000	Ford Motor Credit Co. LLC, 4.38%, 8/6/23^	906,834
186,000	Lazard Group LLC, 4.25%, 11/14/20	185,596
1,600,000	NiSource Finance Corp., 4.45%, 12/1/21, Callable 9/1/21 @ 100	1,621,195
605,000	NiSource Finance Corp., 5.25%, 2/15/43, Callable 8/15/42 @ 100	587,963
400,000	PNC Bank NA, Series BKNT, 1.15%, 11/1/16, Callable 10/2/16 @ 100	400,490

		5,659,376

Diversified Financial Services (3.1%):
320,000	Bank of America Corp., Series L, 1.35%, 11/21/16	319,868
2,890,000	Bank of America Corp., 2.60%, 1/15/19	2,902,757
550,000	Bank of America Corp., 5.70%, 1/24/22	622,520
700,000	Bank of America NA, 1.13%, 11/14/16	700,795
270,000	Bank of America NA, Series BKNT, 5.30%, 3/15/17	297,600
2,568,000	Citigroup, Inc., 1.25%, 1/15/16	2,576,524
500,000	Citigroup, Inc., 1.70%, 7/25/16	504,711

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services, continued
$570,000	Citigroup, Inc., 1.30%, 11/15/16^	$568,011
142,000	Citigroup, Inc., 5.50%, 9/13/25	149,560
228,000	Daimler Finance NA LLC, 1.45%, 8/1/16(a)	229,358
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,040,605
112,000	Hyundai Capital America, Inc., 1.63%, 10/2/15(a)	112,561
91,000	Hyundai Capital America, Inc., 1.88%, 8/9/16(a)	91,330
124,000	Hyundai Capital America, Inc., 2.13%, 10/2/17(a)	123,152
161,000	Hyundai Capital America, Inc., 2.88%, 8/9/18(a)	161,611
928,000	JPMorgan Chase & Co., 1.13%, 2/26/16	929,579
444,000	JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/1/17	507,989
161,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	155,194

		11,993,725

Diversified Telecommunication Services (2.6%):
820,000	CenturyLink, Inc., Series N, 6.00%, 4/1/17	904,050
28,000	CenturyLink, Inc., Series R, 5.15%, 6/15/17	30,030
62,000	CenturyLink, Inc., Series Q, 6.15%, 9/15/19	65,410
1,128,000	Verizon Communications, Inc., 2.50%, 9/15/16	1,166,393
1,708,000	Verizon Communications, Inc., 3.65%, 9/14/18	1,808,027
1,400,000	Verizon Communications, Inc., 2.45%, 11/1/22, Callable 8/1/22 @ 100	1,239,343
346,000	Verizon Communications, Inc., 6.40%, 9/15/33	397,942
500,000	Verizon Communications, Inc., 6.25%, 4/1/37	554,082
2,973,000	Verizon Communications, Inc., 6.55%, 9/15/43	3,478,287

		9,643,564

Electric Utilities (1.5%):
146,000	American Electric Power Co., Inc., 1.65%, 12/15/17, Callable 11/15/17 @ 100	143,053
138,000	American Electric Power Co., Inc., Series F, 2.95%, 12/15/22, Callable 9/15/22 @ 100	127,622
302,000	FirstEnergy Corp., Series A, 2.75%, 3/15/18, Callable 2/15/18 @ 100	296,736
474,000	FirstEnergy Corp., Series B, 4.25%, 3/15/23, Callable 12/15/22 @ 100	441,841
1,429,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31	1,552,729
340,000	Indiana Michigan Power Co., Series J, 3.20%, 3/15/23, Callable 12/15/22 @ 100	317,830
133,000	Monongahela Power Co., 4.10%, 4/15/24, Callable 1/15/24 @ 100(a)	132,937
202,000	Monongahela Power Co., 5.40%, 12/15/43, Callable 1/15/24 @ 100(a)	209,810
91,000	Northeast Utilities, 1.45%, 5/1/18, Callable 4/1/18 @ 100	88,137
411,000	Northeast Utilities, 2.80%, 5/1/23, Callable 2/1/23 @ 100	375,744
600,000	Progress Energy, Inc., 4.40%, 1/15/21, Callable 10/15/20 @ 100	633,182
1,000,000	West Penn Power Co., 5.95%, 12/15/17(a)	1,123,525

		5,443,146

Food & Staples Retailing (0.1%):
136,000	CVS Caremark Corp., 1.20%, 12/5/16	136,138
286,000	CVS Caremark Corp., 2.25%, 12/5/18, Callable 11/5/18 @ 100	285,917

		422,055

Continued

5

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Corporate Bonds, continued
Food & Staples Retailing (0.1%):
$370,000	Kroger Co. (The), 3.30%, 1/15/21, Callable 12/15/20 @ 100	$367,561

Food Products (0.5%):
1,038,000	ConAgra Foods, Inc., 1.30%, 1/25/16	1,039,799
130,000	ConAgra Foods, Inc., 1.90%, 1/25/18	127,616
151,000	ConAgra Foods, Inc., 3.20%, 1/25/23, Callable 10/25/22 @ 100	140,193
82,000	ConAgra Foods, Inc., 4.65%, 1/25/43, Callable 7/25/42 @ 100	75,334
216,000	WM Wrigley Jr Co., 1.40%, 10/21/16(a)	216,327
309,000	WM Wrigley Jr Co., 2.00%, 10/20/17(a)	308,142

		1,907,411

Health Care Providers & Services (0.9%):
177,000	Aetna, Inc., 2.75%, 11/15/22, Callable 8/15/15 @ 100	163,044
500,000	Express Scripts Holding Co., 4.75%, 11/15/21	528,332
1,600,000	Express Scripts Holding Co., 3.90%, 2/15/22	1,601,520
1,108,000	Fifth Third Bank, Series BNKT, 1.15%, 11/18/16, Callable 10/18/16 @ 100	1,106,056

		3,398,952

Independent Power Producers & Energy Traders (0.6%):
1,196,000	Dominion Resources, Inc., Series 06-B, 2.55%, 9/30/66, Callable 2/6/14 @ 100(b)	1,114,398
525,000	MidAmerican Energy Holdings Co., 1.10%, 5/15/17(a)	522,160
404,000	MidAmerican Energy Holdings Co., 2.00%, 11/15/18, Callable 10/15/18 @ 100(a)	397,782
198,000	PPL Capital Funding, Inc., 3.40%, 6/1/23, Callable 3/1/23 @ 100	184,237

		2,218,577

Industrial Conglomerates (0.4%):
1,200,000	General Electric Capital Corp., Series A, 5.63%, 9/15/17	1,365,116

Insurance (2.6%):
307,000	American International Group, Inc., Series G, 5.60%, 10/18/16, MTN	342,044
1,565,000	American International Group, Inc., 3.80%, 3/22/17	1,671,261
103,000	American International Group, Inc., 4.88%, 6/1/22	110,707
600,000	Aon plc, 5.00%, 9/30/20	659,051
1,100,000	Five Corners Funding Trust, 4.42%, 11/15/23(a)	1,067,372
59,000	Hartford Financial Services Group, Inc. (The), 5.13%, 4/15/22	64,263
700,000	Liberty Mutual Group, Inc., 5.00%, 6/1/21(a)	734,152
180,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(a)	173,796
978,000	Marsh & McLennan Cos., Inc., 4.80%, 7/15/21, Callable 4/15/21 @ 100	1,042,579
291,000	MetLife Global Funding, Inc., 1.88%, 6/22/18(a)	283,703
300,000	Northwestern Mutual Life Insurance Co. (The), 6.06%, 3/30/40(a)	337,053
1,077,000	Pacific Life Corp., 6.00%, 2/10/20(a)	1,201,469
500,000	Pacific Life Corp., 9.25%, 6/15/39(a)	694,356
436,000	Pacific Life Corp., 5.13%, 1/30/43(a)	400,876
50,000	Prudential Financial, Inc., 2.30%, 8/15/18	49,704
65,000	Symetra FINL Corp., 6.13%, 4/1/16(a)	69,192

Principal Amount		Fair Value
Corporate Bonds, continued
Insurance, continued
$854,000	Unum Group, 5.75%, 8/15/42	$872,735

		9,774,313

Life Sciences Tools & Services (0.1%):
104,000	Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	103,548
66,000	Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	65,386
101,000	Thermo Fisher Scientific, Inc., 4.15%, 2/1/24, Callable 11/1/23 @ 100	100,040
42,000	Thermo Fisher Scientific, Inc., 5.30%, 2/1/44, Callable 8/1/43 @ 100	42,469

		311,443

Media (1.5%):
700,000	Comcast Corp., 6.95%, 8/15/37	860,510
1,000,000	Comcast Corp., 4.50%, 1/15/43	903,319
134,000	COX Communications, Inc., 3.25%, 12/15/22(a)	121,254
395,000	News America, Inc., 7.75%, 12/1/45	499,123
491,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	456,018
153,000	Time Warner Cable, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	132,352
163,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	135,064
1,826,000	Time Warner Cable, Inc., 4.50%, 9/15/42, Callable 3/15/42 @ 100	1,383,314
900,000	Time Warner, Inc., 6.20%, 3/15/40	991,494
46,000	Viacom, Inc., 2.50%, 9/1/18	46,371

		5,528,819

Multi-Utilities (0.2%):
305,000	FirstEnergy Solutions Co., 6.05%, 8/15/21	325,940
500,000	Sempra Energy, 2.88%, 10/1/22, Callable 7/1/22 @ 100	460,363

		786,303

Office Electronics (0.3%):
500,000	Xerox Corp., 1.06%, 5/16/14(b)	500,413
300,000	Xerox Corp., 4.25%, 2/15/15	311,228
354,000	Xerox Corp., 2.95%, 3/15/17	363,413

		1,175,054

Oil, Gas & Consumable Fuels (2.1%):
1,900,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	2,181,332
272,000	Anadarko Petroleum Corp., 6.45%, 9/15/36	305,438
166,000	DCP Midstream Operating LLC, 2.50%, 12/1/17, Callable 11/1/17 @ 100	165,286
1,300,000	DCP Midstream Operating LLC, 4.75%, 9/30/21(a)	1,299,429
106,000	DCP Midstream Operating LLC, 3.88%, 3/15/23, Callable 12/15/22 @ 100	97,612
1,000,000	El Paso Pipeline Partners LP, 5.00%, 10/1/21, Callable 7/1/21 @ 100	1,047,313
157,000	Kinder Morgan Energy Partners LP, 2.65%, 2/1/19	155,259
600,000	Marathon Petroleum Corp., 5.13%, 3/1/21	649,960
1,300,000	Phillips 66, 4.30%, 4/1/22	1,321,081
600,000	Western Gas Partners LP, 5.38%, 6/1/21, Callable 3/1/21 @ 100	642,779

		7,865,489

Continued

6

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals (0.2%):
$355,000	AbbVie, Inc., 1.75%, 11/6/17	$354,391
121,000	Mylan, Inc., 1.35%, 11/29/16	120,778
117,000	Watson Pharmaceuticals, Inc., 1.88%, 10/1/17	115,780
57,000	Zoetis, Inc., 1.88%, 2/1/18	56,532
138,000	Zoetis, Inc., 3.25%, 2/1/23, Callable 11/1/22 @ 100	129,123

		776,604

Real Estate Investment Trusts (REITs) (3.0%):
102,000	American Campus Communities, Inc., 3.75%, 4/15/23, Callable 1/15/23 @ 100	94,657
161,000	AvalonBay Communities, Inc., 3.63%, 10/1/20, Callable 7/1/20 @ 100	162,754
1,000,000	BioMed Realty LP, 3.85%, 4/15/16, Callable 3/15/16 @ 100	1,044,161
500,000	BioMed Realty LP, 4.25%, 7/15/22, Callable 4/15/22 @ 100	480,050
305,000	Boston Properties LP, 3.85%, 2/1/23, Callable 11/1/22 @ 100	298,000
44,000	Brandywine Operating Partners LP, 7.50%, 5/15/15	47,787
151,000	Brandywine Operating Partners LP, 6.00%, 4/1/16	164,659
196,000	Brandywine Operating Partners LP, 4.95%, 4/15/18, Callable 3/15/18 @ 100	210,788
357,000	Brandywine Operating Partners LP, 3.95%, 2/15/23, Callable 11/15/22 @ 100	334,646
62,000	BRE Properties, Inc., 5.50%, 3/15/17	68,012
134,000	Camden Property Trust, 2.95%, 12/15/22	121,088
307,000	Camden Property Trust, 4.25%, 1/15/24	303,579
107,000	DDR Corp., 9.63%, 3/15/16	125,448
1,114,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100	1,136,255
700,000	Duke Realty Corp., 4.38%, 6/15/22, Callable 3/15/22 @ 100	693,797
256,000	Duke Realty Corp., 3.88%, 10/15/22, Callable 7/15/22 @ 100	243,308
183,000	Duke Realty Corp., 3.63%, 4/15/23, Callable 1/15/23 @ 100	168,903
500,000	Equity One, Inc., 3.75%, 11/15/22, Callable 8/15/22 @ 100	469,119
202,000	HCP, Inc., 3.75%, 2/1/16	212,263
500,000	HCP, Inc., 3.15%, 8/1/22, Callable 5/1/22 @ 100	458,908
255,000	HCP, Inc., 4.25%, 11/15/23, Callable 8/15/23 @ 100	249,440
48,000	Health Care REIT, Inc., 4.70%, 9/15/17	52,176
143,000	Health Care REIT, Inc., 2.25%, 3/15/18	141,377
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 1/1/19 @ 100	526,480
1,000,000	Liberty Property LP, 4.13%, 6/15/22, Callable 3/15/22 @ 100	984,250
184,000	Liberty Property LP, 3.38%, 6/15/23, Callable 3/15/23 @ 100	167,464
250,000	Mack-Cali Realty LP, 2.50%, 12/15/17	247,340
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	491,296
401,000	Mack-Cali Realty LP, 3.15%, 5/15/23, Callable 2/15/23 @ 100	348,068

Principal Amount		Fair Value
Corporate Bonds, continued
Real Estate Investment Trusts (REITs), continued
$73,000	Mid-America Apartment Communities, Inc., 4.30%, 10/15/23, Callable 7/15/23 @ 100	$70,973
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	64,484
80,000	PPF Funding, Inc., 5.70%, 4/15/17(a)	86,608
116,000	Reckson Operating Partnership LP, 6.00%, 3/31/16	125,696
425,000	Regency Centers LP, 5.25%, 8/1/15	451,240
63,000	Ventas Realty LP/Capital Corp., 1.55%, 9/26/16	63,447
225,000	Ventas Realty LP/Capital Corp., 2.00%, 2/15/18, Callable 1/15/18 @ 100	221,176
111,000	Ventas Realty LP/Capital Corp., 4.00%, 4/30/19, Callable 1/30/19 @ 100	116,637
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	61,553

		11,307,887

Road & Rail (0.5%):
1,000,000	Burlington Northern Santa Fe LLC, 4.40%, 3/15/42, Callable 9/15/41 @ 100	891,074
500,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43, Callable 3/1/43 @ 100	507,942
369,000	Norfolk Southern Corp., 3.85%, 1/15/24, Callable 10/15/23 @ 100	362,454

		1,761,470

Thrifts & Mortgage Finance (0.1%):
258,000	Capital One Bank USA NA, Series BKNT, 1.15%, 11/21/16, Callable 10/21/16 @ 100	257,250

Tobacco (0.9%):
1,100,000	Altria Group, Inc., 2.85%, 8/9/22	1,012,794
212,000	Altria Group, Inc., 4.00%, 1/31/24	207,212
364,000	Altria Group, Inc., 5.38%, 1/31/44	365,507
475,000	Philip Morris International, Inc., 1.88%, 1/15/19	464,195
186,000	Reynolds American, Inc., 3.25%, 11/1/22	171,439
600,000	Reynolds American, Inc., 7.25%, 6/15/37	702,583
288,000	Reynolds American, Inc., 4.75%, 11/1/42	255,980
143,000	Reynolds American, Inc., 6.15%, 9/15/43	154,419

		3,334,129

Wireless Telecommunication Services (0.8%):
500,000	AT&T, Inc., 2.38%, 11/27/18^	500,429
100,000	AT&T, Inc., 5.55%, 8/15/41	101,486
529,000	AT&T, Inc., 4.35%, 6/15/45	447,847
233,000	Embarq Corp., 7.08%, 6/1/16	260,354
1,550,000	Embarq Corp., 8.00%, 6/1/36	1,569,282

		2,879,398

Total Corporate Bonds (Cost $107,945,422)		105,725,039

Yankee Dollars (6.8%):
Automobiles (0.3%):
1,098,000	Volkswagen International Finance NV, 1.13%, 11/18/16(a)	1,095,229

Beverages (0.1%):
179,000	Heineken NV, 1.40%, 10/1/17(a)	175,612
187,000	Heineken NV, 2.75%, 4/1/23(a)	167,520

		343,132

Continued

7

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
Yankee Dollars, continued
Commercial Banks (1.4%):
$365,000	Banco Nacional de Desenvolvimento Economico, 3.38%, 9/26/16(a)	$368,650
334,000	Banco Nacional de Desenvolvimento Economico, 5.75%, 9/26/23(a)	330,243
42,000	Credit Suisse, NY, 6.00%, 2/15/18	48,631
1,161,000	Intesa Sanpaolo SpA, 3.13%, 1/15/16	1,183,131
2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	2,606,102
452,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	455,659
498,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	501,546

		5,493,962

Containers & Packaging (0.6%):
2,000,000	Tyco Electronics Group SA, 1.60%, 2/3/15	2,019,680
75,000	Tyco Electronics Group SA, 2.38%, 12/17/18, Callable 11/17/18 @ 100	73,957

		2,093,637

Diversified Financial Services (0.2%):
900,000	BP Capital Markets plc, 4.74%, 3/11/21	984,477

Electrical Equipment (0.1%):
34,000	Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 1/15/19(a)	33,792
240,000	Ingersoll-Rand Global Holding Co., Ltd., 4.25%, 6/15/23(a)	237,504
173,000	Ingersoll-Rand Global Holding Co., Ltd., 5.75%, 6/15/43(a)	178,471

		449,767

Metals & Mining (0.4%):
400,000	Codelco, Inc., 4.50%, 8/13/23(a)	397,200
1,000,000	Vale Overseas, Ltd., 6.25%, 1/11/16	1,088,750

		1,485,950

Oil, Gas & Consumable Fuels (2.4%):
1,731,000	Petrobras Global Finance BV, 3.00%, 1/15/19	1,619,924
234,000	Petrobras Global Finance BV, 4.38%, 5/20/23	208,469
1,000,000	Petrobras International Finance Co., 3.50%, 2/6/17	1,009,151
122,000	Petrobras International Finance Co., 5.75%, 1/20/20	125,531
263,000	Petrobras International Finance Co., 5.38%, 1/27/21	260,998
450,000	Petroleos Mexicanos, 3.50%, 7/18/18	461,812
285,000	Petroleos Mexicanos, 3.50%, 1/30/23	261,131
196,000	Petroleos Mexicanos, 6.50%, 6/2/41	204,820
1,761,000	Petroleos Mexicanos, 5.50%, 6/27/44	1,606,912
1,787,000	Trans-Canada Pipelines, Ltd., 0.75%, 1/15/16	1,782,526
1,000,000	Transocean, Inc., 5.05%, 12/15/16	1,104,670

		8,645,944

Pharmaceuticals (0.1%):
200,000	Perrigo Co. plc, 2.30%, 11/8/18(a)	197,406

Software (0.0%):
123,000	Thomson Reuters Corp., 1.30%, 2/23/17	122,457

Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bonds (1.1%):
$730,000	Federal Republic of Brazil, 4.25%, 1/7/25	$695,325
400,000	Federal Republic of Brazil, 5.63%, 1/7/41	388,000
424,000	Italy Government International Bond, 4.50%, 1/21/15	439,988
564,000	Italy Government International Bond, 3.13%, 1/26/15	577,293
419,000	Italy Government International Bond, 4.75%, 1/25/16	445,858
255,000	Italy Government International Bond, 5.38%, 6/12/17^	277,950
812,000	United Mexican States, 4.00%, 10/2/23	803,880
350,000	United Mexican States, 4.75%, 3/8/44, MTN	315,438

		3,943,732

Thrifts & Mortgage Finance (0.1%):
200,000	RBS Citizens Financial Group, Inc., 4.15%, 9/28/22(a)	193,493

Total Yankee Dollars (Cost $25,420,851)		25,049,186

Municipal Bonds (4.0%):
California (1.5%):
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	12,628
15,000	California State, Build America Bonds, GO, 7.63%, 3/1/40	19,618
1,325,000	California State, Build America Bonds, GO, 7.60%, 11/1/40	1,745,595
1,600,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	2,041,392
475,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	614,398
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	578,266

		5,011,897

Illinois (2.5%):
2,275,000	Illinois State, GO, 5.10%, 6/1/33	2,113,339
1,865,000	Illinois State, Build America Bonds, GO, 7.35%, 7/1/35	2,053,234
315,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	331,119
455,000	Illinois State, Taxable Project, GO, 1.28%, 12/1/15	454,227
700,000	Illinois State, GO, 5.88%, 3/1/19	764,414
465,000	Illinois State, GO, 5.67%, 3/1/18	506,376
105,000	Chicago Illinois, Taxable Project, GO, Series B, 5.43%, 1/1/42	87,324
395,000	Chicago Illinois, Taxable Project, GO, Series C1, 7.78%, 1/1/35	435,697
80,000	Chicago Illinois, GO, Series B, 5.63%, 1/1/22	81,847
250,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	260,415
2,500,000	Illinois State Finance Authority Revenue, Series A, 4.55%, 10/1/18	2,480,050
420,000	Illinois State ,Taxable Project, GO, 4.00%, 12/1/20	411,856

		9,979,898

Total Municipal Bonds (Cost $15,562,912)		14,991,795

Continued

8

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
U.S. Government Agency Mortgages (23.9%):
Federal Home Loan Mortgage Corporation (2.2%)
$614,422	3.50%, 1/1/26, Callable 5/15/14 @100, Pool #G14312	$643,732
406,930	2.50%, 4/1/28, Pool #J23234	404,088
473,876	2.50%, 6/1/28, Pool #J24504	470,032
342,862	3.50%, 6/1/42, Pool #U90448	336,863
173,845	3.50%, 9/1/42, Pool #U90206	170,794
104,513	3.50%, 4/1/43, Pool #U91319	102,675
169,921	3.50%, 5/1/43, Pool #U91441	166,939
110,671	3.50%, 5/1/43, Pool #U91367	108,722
445,770	3.50%, 6/1/43, Pool #U91609	437,925
482,110	3.50%, 6/1/43, Pool #U91669	473,628
110,954	3.50%, 7/1/43, Pool #U91708	109,006
156,205	3.50%, 7/1/43, Pool #U91694	153,452
344,410	3.50%, 7/1/43, Pool #U91654	338,365
94,258	3.50%, 7/1/43, Pool #U91781	92,600
179,640	3.50%, 7/1/43, Pool #U91740	176,477
239,288	3.50%, 7/1/43, Pool #U91712	235,075
129,827	3.50%, 8/1/43, Pool #U91759	127,542
335,438	3.50%, 8/1/43, Pool #U91752	329,528
381,678	3.50%, 8/1/43, Pool #U91812	374,953
130,838	3.50%, 8/1/43, Pool #U91858	128,533
735,902	3.50%, 8/1/43, Pool #U91853	722,934
127,852	3.50%, 8/1/43, Pool #U91871	125,598
228,431	3.50%, 8/1/43, Pool #U91813	224,408
114,750	3.50%, 8/1/43, Pool #U91779	112,727
254,414	3.50%, 9/1/43, Pool #U91991	249,931
691,205	3.50%, 9/1/43, Pool #U91987	679,028
112,195	3.50%, 9/1/43, Pool #U95147	110,217
96,323	3.50%, 9/1/43, Pool #U91910	94,626
175,783	3.50%, 10/1/43, Pool #U92116	172,682
199,816	3.50%, 10/1/43, Pool #U92089	196,293

		8,069,373

Federal National Mortgage Association (18.8%)
131,229	4.00%, 4/1/24, Pool #930902	139,141
29,610	4.00%, 3/1/26, Pool #AH4680	31,386
291,155	4.00%, 7/1/26, Pool #AI7831	308,696
23,734	4.00%, 8/1/26, Pool #AH7925	25,162
867,273	4.00%, 9/1/26, Pool #AL2088	919,315
321,619	4.00%, 1/1/27, Pool #AK1770	341,103
189,875	2.50%, 4/1/28, Pool #AB9159	188,136
357,128	2.50%, 7/1/28, Pool #AT1602	353,856
2,223,666	2.50%, 7/1/28, Pool #AT8943	2,203,297
421,879	2.50%, 8/1/28, Pool #AT9320	418,014
981,680	5.50%, 5/1/33, Pool #555424	1,081,860
1,095,861	5.50%, 6/1/33, Pool #555531	1,214,191
163,028	5.50%, 7/1/33, Pool #190338	179,745
70,148	5.50%, 11/1/33, Pool #555967	77,324
176,704	5.50%, 9/1/34, Pool #725773	194,437
96,106	6.00%, 10/1/34, Pool #AL2130	108,142
735,251	5.00%, 6/1/35, Pool #735580	798,635
34,990	5.50%, 12/1/35, Pool #AE0115	38,591
430,324	5.50%, 7/1/36, Pool #995112	473,358
1,338,635	6.00%, 1/1/37, Pool #932030	1,487,121
297,891	6.00%, 3/1/37, Pool #889506	331,306
341,550	6.00%, 1/1/38, Pool #889371	384,123

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$121,327	6.00%, 3/1/38, Pool #889219	$136,284
69,267	6.00%, 7/1/38, Pool #889733	77,730
453,678	6.00%, 5/1/40, Pool #AL2129	510,074
1,849,421	4.50%, 8/1/40, Pool #AE0217	1,959,185
120,441	4.00%, 9/1/40, Pool #AC9250	124,032
38,733	4.00%, 11/1/40, Pool #AH1089	40,117
258,513	4.00%, 12/1/40, Pool #932865	266,262
98,176	4.00%, 1/1/41, Pool #AH1440	101,144
37,720	4.00%, 1/1/41, Pool #AH2380	38,850
32,175	4.00%, 2/1/41, Pool #AE0949	33,139
322,490	4.00%, 2/1/41, Pool #AL2120	332,160
294,869	4.50%, 3/1/41, Pool #AB2483	313,023
301,997	4.50%, 4/1/41, Pool #AH8419	320,157
89,223	4.00%, 4/1/41, Pool #AH9936	91,890
100,201	4.00%, 4/1/41, Pool #AH6290	103,178
329,612	4.00%, 9/1/41, Pool #AJ1708	339,533
2,273,664	4.00%, 9/1/41, Pool #AL2513	2,345,071
2,487,744	4.00%, 9/1/41, Pool #AL2514	2,565,874
1,873,976	4.00%, 10/1/41, Pool #AL2512	1,932,830
458,461	4.50%, 10/1/41, Pool #AH7962	487,040
404,435	4.50%, 10/1/41, Pool #AJ2075	428,666
97,209	4.00%, 11/1/41, Pool #AI0847	100,267
97,241	4.00%, 12/1/41, Pool #AJ9247	100,312
95,845	4.00%, 12/1/41, Pool #AJ3638	98,857
107,492	4.00%, 1/1/42, Pool #AL1456	110,723
44,357	6.00%, 1/1/42, Pool #AL2128	49,983
10,000,000	3.50%, 1/25/42	9,933,594
10,500,000	3.00%, 1/25/42	9,967,617
97,406	4.00%, 2/1/42, Pool #AK3446	100,486
161,519	4.00%, 2/1/42, Pool #AK3436	166,393
98,997	4.00%, 3/1/42, Pool #AK6488	102,120
483,435	4.00%, 3/1/42, Pool #AK9442	498,752
486,977	4.00%, 5/1/42, Pool #AO3350	502,344
1,522,028	4.00%, 5/1/42, Pool #AO2983	1,570,319
97,936	4.00%, 6/1/42, Pool #AJ9977	100,994
280,965	4.00%, 7/1/42, Pool #AO8233	289,795
91,771	4.00%, 7/1/42, Pool #AO2672	94,575
64,419	3.50%, 8/1/42, Pool #AP2471	63,219
955,982	3.50%, 9/1/42, Pool #AP3356	938,187
969,503	3.50%, 9/1/42, Pool #AP7510	951,439
5,348,876	3.50%, 9/1/42, Pool #MA1177	5,249,232
93,571	3.50%, 11/1/42, Pool #MA1251	91,828
188,548	3.50%, 12/1/42, Pool #AB7131	185,035
984,420	3.50%, 1/1/43, Pool #AR1341	966,091
99,649	3.50%, 1/1/43, Pool #AR1820	97,794
3,800,000	4.50%, 1/25/43	4,026,367
249,084	3.50%, 2/1/43, Pool #AR3327	244,445
300,237	3.50%, 3/1/43, Pool #AB8527	294,648
1,404,897	3.50%, 3/1/43, Pool #MA1373	1,378,746
196,376	3.50%, 4/1/43, Pool #AR8235	192,719
565,282	3.50%, 4/1/43, Pool #MA1404	554,756
320,794	3.50%, 4/1/43, Pool #AT2032	314,815
202,215	3.50%, 4/1/43, Pool #AT2388	198,447
97,502	3.50%, 4/1/43, Pool #AT3018	95,686
83,082	3.50%, 5/1/43, Pool #AT5978	81,548
255,696	3.50%, 5/1/43, Pool #MA1437	250,933

Continued

9

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2013

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,880,897	3.50%, 6/1/43, Pool #MA1463	$1,846,126
431,314	4.00%, 6/1/43, Pool #AT8380	444,919
164,118	4.00%, 6/1/43, Pool #AL3837	169,274
74,230	3.50%, 6/1/43, Pool #AT4264	72,854
320,647	3.50%, 6/1/43, Pool #AT5914	314,699
173,330	3.50%, 6/1/43, Pool #AT9582	170,115
468,603	3.50%, 6/1/43, Pool #AB9703	459,859
469,674	3.50%, 7/1/43, Pool #MA1508	461,015
99,660	3.50%, 9/1/43, Pool #AT8534	97,806
99,687	3.50%, 10/1/43, Pool #AU6940	97,831
99,658	3.50%, 10/1/43, Pool #AU9313	97,802
300,000	5.50%, 1/25/44	329,988
99,585	3.50%, 12/31/49, Pool #MA1667	97,749
1,437,008	3.50%, 12/31/49, Pool #MA1546	1,410,513

		69,876,794

Government National Mortgage Association (2.9%)
34,893	5.00%, 6/15/34, Pool #629493	38,182
631,713	5.50%, 6/15/35, Pool #783800	693,969
34,085	5.00%, 3/15/38, Pool #676766	36,997
22,746	5.00%, 4/15/38, Pool #672672	24,687
76,696	5.00%, 8/15/38, Pool #687818	83,134
808,363	5.00%, 1/15/39, Pool #705997	876,975
768,970	5.00%, 3/15/39, Pool #646746	833,040
6,716	5.00%, 3/15/39, Pool #697946	7,283
16,907	5.00%, 11/20/39, Pool #4578	18,523
25,352	5.00%, 2/20/40, Pool #4637	27,778
54,168	5.00%, 3/20/40, Pool #4658	59,348
145,635	5.00%, 6/20/40, Pool #783069	158,122
90,016	5.00%, 6/20/40, Pool #4715	98,583
21,239	5.00%, 7/20/40, Pool #783050	23,193
73,688	5.00%, 7/20/40, Pool #4747	80,704

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$153,119	5.00%, 9/20/40, Pool #4802	$167,691
870,574	4.00%, 10/15/40, Pool #783143	907,621
56,408	5.00%, 10/20/40, Pool #783232	61,348
1,055,939	5.00%, 2/20/41, Pool #783278	1,154,000
2,060,288	4.50%, 3/20/41, Pool #4978	2,211,856
2,004,236	4.00%, 5/20/41, Pool #5054	2,087,467
917,658	5.00%, 7/20/41, Pool #783366	997,874
200,000	4.00%, 1/20/44	207,945

		10,856,320

Total U.S. Government Agency Mortgages (Cost $90,173,902)		88,802,487

U.S. Treasury Obligations (24.3%):
U.S. Treasury Bonds (2.8%)
4,160,000	3.63%, 8/15/43	3,928,600
6,401,000	3.75%, 11/15/43	6,186,963

		10,115,563

U.S. Treasury Notes (21.5%)
13,989,000	0.63%, 12/15/16	13,932,177
23,847,000	0.88%, 4/30/17	23,776,198
31,893,000	0.63%, 5/31/17	31,476,892
10,992,000	0.63%, 8/31/17	10,786,043

		79,971,310

Total U.S. Treasury Obligations (Cost $90,352,903)		90,086,873

Securities Held as Collateral for Securities on Loan (0.5%):
$1,612,923	Allianz Variable Insurance Products Securities Lending Collateral Trust(d)	1,612,923

Total Securities Held as Collateral for Securities on Loan (Cost $1,612,923)		1,612,923

Unaffiliated Investment Company (4.8%):
17,618,901	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(e)	17,618,901

Total Unaffiliated Investment Company (Cost $17,618,901)		17,618,901

Total Investment Securities (Cost $400,272,265)(f) — 106.5%		394,832,491
Net other assets (liabilities) — (6.5)%		(24,209,287)

Net Assets — 100.0%		$370,623,204

Percentages indicated are based on net assets as of December 31, 2013.

GO—General Obligation

MTN—Medium Term Note

^	This security or partial position of this security was on loan as of December 31, 2013. The total value of the securities on loan as of December 31, 2013 was $1,569,868.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2013. The date presented represents the final maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.11% of the net assets of the fund.

(d)	Purchased with Cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(e)	The rate represents the effective yield at December 31, 2013.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

10

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2013

Securities Sold Short (-1.8%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Federal National Mortgage Association – January TBA	4.00%	1/25/43	$(6,500,000)	$(6,690,176)	$(6,690,938)	$(762)
Federal National Mortgage Association – January TBA	5.00%	1/25/43	(200,000)	(217,234)	(217,203)	31

				$(6,907,410)	$(6,908,141)	$(731)

See accompanying notes to the financial statements.

11

AZL Pyramis Core Bond Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$400,272,265

Investment securities, at value*	$394,832,491
Interest and dividends receivable	2,130,344
Receivable for capital shares issued	156,792
Receivable for investments sold	32,101,460

Total Assets	429,221,087

Liabilities:
Payable for investments purchased	49,799,038
Payable for collateral received on loaned Securities	1,612,923
Securities sold short (Proceeds received $6,907,410)	6,908,141
Interest payable on securities sold short	9,000
Manager fees payable	157,417
Administration fees payable	16,003
Distribution fees payable	78,708
Custodian fees payable	4,645
Administrative and compliance services fees payable	1,488
Trustee fees payable	11
Other accrued liabilities	10,509

Total Liabilities	58,597,883

Net Assets	$370,623,204

Net Assets Consist of:
Capital	$376,567,940
Accumulated net investment income/(loss)	6,270,698
Accumulated net realized gains/(losses) from investment transactions	(6,774,929)
Net unrealized appreciation/(depreciation) on investments	(5,440,505)

Net Assets	$370,623,204

Shares of beneficial interest (unlimited number of shares authorized, no par value)	37,885,036
Net Asset Value (offering and redemption price per share)	$9.78

*	Includes securities on loan of $1,569,868.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$7,268,311
Income from securities lending	1,900

Total Investment Income	7,270,211

Expenses:
Manager fees	1,779,153
Administration fees	130,253
Distribution fees	889,576
Custodian fees	17,456
Administrative and compliance services fees	6,790
Trustee fees	17,739
Professional fees	17,519
Shareholder reports	6,020
Other expenses	9,830

Total expenses	2,874,336

Net Investment Income/(Loss)	4,395,875

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(4,746,346)
Change in net unrealized appreciation/depreciation on investments	(6,959,487)

Net Realized/Unrealized Gains/(Losses) on Investments	(11,705,833)

Change in Net Assets Resulting From Operations	$(7,309,958)

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL Pyramis Core Bond Fund
	For the Year Ended December 31, 2013	September 5, 2012 to December 31, 2012(a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,395,875	$849,632
Net realized gains/(losses) on investment transactions	(4,746,346)	941,037
Change in unrealized appreciation/depreciation on investments	(6,959,487)	1,518,982

Change in net assets resulting from operations	(7,309,958)	3,309,651

Dividends to Shareholders:
From net investment income	(1,418,029)	—
From net realized gains	(669,238)	—

Change in net assets resulting from dividends to shareholders	(2,087,267)	—

Capital Transactions:
Proceeds from shares issued	60,581,406	360,117,788
Proceeds from dividends reinvested	2,087,267	—
Value of shares redeemed	(40,347,726)	(5,727,957)

Change in net assets resulting from capital transactions	22,320,947	354,389,831

Change in net assets	12,923,722	357,699,482
Net Assets:
Beginning of period	357,699,482	—

End of period	$370,623,204	$357,699,482

Accumulated net investment income/(loss)	$6,270,698	$1,418,008

Share Transactions:
Shares issued	6,134,245	36,110,063
Dividends reinvested	216,746	—
Shares redeemed	(4,006,423)	(569,595)

Change in shares	2,344,568	35,540,468

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

13

AZL Pyramis Core Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	September 5, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.06	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	(0.34)	0.04

Total from Investment Activities	(0.22)	0.06

Dividends to Shareholders From:
Net Investment Income	(0.04)	—
Net Realized Gains	(0.02)	—

Total Dividends	(0.06)	—

Net Asset Value, End of Period	$9.78	$10.06

Total Return(b)	(2.20)%	0.60	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$370,623	$357,699
Net Investment Income/(Loss)(d)	1.24%	0.78%
Expenses Before Reductions(d)(e)	0.81%	0.80%
Expenses Net of Reductions(d)	0.81%	0.80%
Portfolio Turnover Rate(f)	488%	303	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

14

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Pyramis Core Bond Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the fair value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

15

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2013

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $0.7 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $189 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis”), Pyramis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Pyramis Core Bond Fund	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

16

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2013

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $4,607 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short.

Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

17

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Asset Backed Securities	$—	$10,193,300	$10,193,300
Collateralized Mortgage Obligations	—	40,751,987	40,751,987
Corporate Bonds+	—	105,725,039	105,725,039
Yankee Dollars+	—	25,049,186	25,049,186
Municipal Bonds	—	14,991,795	14,991,795
U.S. Government Agency Mortgages	—	88,802,487	88,802,487
U.S. Treasury Obligations	—	90,086,873	90,086,873
Securities Held as Collateral for Securities on Loan	—	1,612,923	1,612,923
Unaffiliated Investment Company	17,618,901	—	17,618,901

Total Investment Securities	$17,618,901	$377,213,590	$394,832,491

Securities Sold Short	—	(6,908,141)	(6,908,141)

Total Investments	$17,618,901	$370,305,449	$387,924,350

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Pyramis Core Bond Fund	$1,605,837,902	$1,557,152,236

For the year ended December 31, 2013, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Pyramis Core Bond Fund	$1,463,845,317	$1,463,352,085

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2013 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Principal Amount	Fair Value	Percentage of Net Assets
GS Mortgage Securities Trust, Series 2013-KY0, Class XB1, 3.25%, 11/8/29	2/15/13	$477,262	$9,100,000	$419,621	0.11%

(a)	Acquisition date represents the initial purchase date of the security.

7.Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8.Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $400,502,534. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,491,525
Unrealized depreciation	(7,161,568)

Net unrealized appreciation/(depreciation)	$(5,670,043)

18

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2013

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Pyramis Core Bond Fund	$6,375,411	$189,912	$6,565,323

The tax character of dividends paid to shareholders during the year ended December 31, 2013 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis Core Bond Fund	$2,087,267	$—	$2,087,267

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the year ended December 31, 2012 there were no dividends paid to shareholders.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capitaland Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Pyramis Core Bond Fund	$6,291,392	$—	$(6,565,323)	$(5,670,805)	$(5,944,736)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly of indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2013, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 50% of the Fund.

10. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Pyramis Core Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

20

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $669,229.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.
The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

23

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

26

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	SARRPT1212 02/13

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Russell 1000 Growth Index Fund returned 32.48%1. That compared to a 33.48% total return for its benchmark, the Russell 1000® Growth Index2.

Equities began the period with a powerful rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened as political and financial instability in Europe—including a stalemate in Italian presidential elections and a banking crisis in Cyprus—gave investors pause later in the first half of the period. However, equities soon regained their momentum as low interest rates and increased global liquidity spurred stock prices higher.

In May, stocks responded negatively to news that the Federal Reserve might begin gradually reducing (or tapering) its monetary stimulus efforts before the end of the year. Although stocks rebounded once it became clear that the Fed remained undecided about the timing of the taper. Meanwhile, the modest pace of economic growth boded well for corporate profit margins as the economic recovery was strong enough to support revenues but not so strong as to boost wage growth.

September brought another sharp rally in stock prices, as the Fed decided to delay the taper, despite market expectations to the contrary. The rally was interrupted as budget and debt ceiling negotiations led to a partial government shutdown and fears of a potential technical default in the national debt. Stocks regained their momentum in the fourth quarter once the government reopened and economic indicators improved. The Fed’s announcement in mid-December that it would begin tapering in 2014, but maintain short-term interest rates at their low levels, alleviated the market’s anxiety over the interest rate uncertainty. Investors responded positively, pushing stocks higher to close out the period.

Sectors that are traditionally areas of cyclical growth, such as consumer discretionary, information technology and health care, were the strongest performers for the period. Consumer discretionary stocks benefited from low interest rates and recovering housing prices, while the information technology and health care sectors benefited from strong corporate earnings. Health care stocks posed a strong showing across multiple sub-sectors, including biotech, drug manufacturers and health care providers. Modest gains came from materials, telecommunication services and utilities as well.*

The underperformance of the Fund compared to the benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

			Since
	1	3	Inception
	Year	Year	(4/30/10)
AZL® Russell 1000 Growth Index Fund	32.48%[1]	15.60%	15.38%
Russell 1000® Growth Index	33.48%	16.45%	16.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Growth Index Fund	0.80%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,189.20	$4.30	0.78%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,021.27	$3.97	0.78%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	26.6%
Consumer Discretionary	19.7
Health Care	12.2
Industrials	11.9
Consumer Staples	11.5
Financials	5.1
Energy	4.4
Materials	4.4
Telecommunication Services	1.9
Utilities	0.2
Machinery	0.1

Total Common Stock	98.0
Money Market	1.8
Securities Held as Collateral for Securities on Loan	1.3

Total Investment Securities	101.1
Net other assets (liabilities)	(1.1)

Net Assets	100.0%

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (98.0%):
Aerospace & Defense (3.9%):
1,332	BE Aerospace, Inc.*	$115,924
11,069	Boeing Co. (The)	1,510,808
1,458	Hexcel Corp.*	65,158
11,479	Honeywell International, Inc.	1,048,836
727	Huntington Ingalls Industries, Inc.	65,437
3,787	Lockheed Martin Corp.	562,975
2,135	Precision Castparts Corp.	574,956
1,759	Rockwell Collins, Inc.	130,025
235	Spirit AeroSystems Holdings, Inc., Class A*	8,009
774	TransDigm Group, Inc.	124,629
158	Triumph Group, Inc.	12,019
12,567	United Technologies Corp.	1,430,125

		5,648,901

Air Freight & Logistics (1.0%):
2,212	C.H. Robinson Worldwide, Inc.^	129,048
3,007	Expeditors International of Washington, Inc.	133,060
10,568	United Parcel Service, Inc., Class B	1,110,485

		1,372,593

Airlines (0.4%):
947	Alaska Air Group, Inc.	69,481
1,700	American Airlines Group, Inc.*^	42,925
484	Copa Holdings SA, Class A	77,493
5,722	Delta Air Lines, Inc.	157,183
1,202	Southwest Airlines Co.	22,646
5,192	United Continental Holdings, Inc.*	196,414

		566,142

Auto Components (0.6%):
71	Allison Transmission Holdings, Inc.	1,960
3,372	BorgWarner, Inc.	188,528
4,561	Delphi Automotive plc	274,253
1,240	Gentex Corp.	40,908
3,594	Goodyear Tire & Rubber Co.	85,717
121	Lear Corp.	9,797
1,220	Tesla Motors, Inc.*^	183,464
721	Visteon Corp.*	59,043

		843,670

Automobiles (0.4%):
19,767	Ford Motor Co.	305,004
3,270	Harley-Davidson, Inc.	226,415
669	Thor Industries, Inc.	36,949

		568,368

Beverages (3.4%):
2,206	Brown-Forman Corp., Class B	166,707
55,865	Coca-Cola Co. (The)	2,307,784
3,788	Coca-Cola Enterprises, Inc.	167,164
2,108	Constellation Brands, Inc., Class A*	148,361
2,977	Dr Pepper Snapple Group, Inc.	145,039
1,948	Monster Beverage Corp.*	132,016
22,561	PepsiCo, Inc.	1,871,210

		4,938,281

Biotechnology (4.6%):
2,847	Alexion Pharmaceuticals, Inc.*	378,822
1,844	Alkermes plc*	74,977
10,942	Amgen, Inc.	1,249,139

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
2,700	ARIAD Pharmaceuticals, Inc.*^	$18,414
3,464	Biogen Idec, Inc.*	969,054
2,027	BioMarin Pharmaceutical, Inc.*	142,437
6,085	Celgene Corp.*	1,028,122
947	Cubist Pharmaceuticals, Inc.*	65,220
22,254	Gilead Sciences, Inc.*	1,672,387
1,521	Incyte Corp.*	77,008
1,106	Medivation, Inc.*^	70,585
1,087	Myriad Genetics, Inc.*^	22,805
1,169	Regeneron Pharmaceuticals, Inc.*	321,756
1,461	Seattle Genetics, Inc.*	58,279
1,175	Theravance, Inc.*^	41,889
676	United Therapeutics Corp.*	76,442
3,396	Vertex Pharmaceuticals, Inc.*	252,323

		6,519,659

Building Products (0.2%):
501	A.O. Smith Corp.	27,024
1,053	Allegion plc*	46,532
374	Armstrong World Industries, Inc.*	21,546
2,128	Fortune Brands Home & Security, Inc.	97,250
732	Lennox International, Inc.	62,264
5,268	Masco Corp.	119,952

		374,568

Capital Markets (1.1%):
770	Affiliated Managers Group, Inc.*	166,998
943	Ameriprise Financial, Inc.	108,492
80	Artisan Partners Asset Management, Inc.	5,215
673	BlackRock, Inc., Class A+	212,984
2,159	Charles Schwab Corp. (The)	56,134
1,769	Eaton Vance Corp.	75,696
945	Federated Investors, Inc., Class B^	27,216
5,993	Franklin Resources, Inc.	345,976
1,868	Lazard, Ltd., Class A	84,658
1,989	SEI Investments Co.	69,078
3,783	T. Rowe Price Group, Inc.	316,902
1,253	Waddell & Reed Financial, Inc., Class A	81,595

		1,550,944

Chemicals (3.6%):
967	Airgas, Inc.	108,159
459	Albemarle Corp.	29,096
2,321	Celanese Corp., Series A	128,375
2,332	Dow Chemical Co. (The)	103,541
13,429	E.I. du Pont de Nemours & Co.	872,481
2,259	Eastman Chemical Co.	182,301
3,825	Ecolab, Inc.	398,833
1,986	FMC Corp.	149,864
1,172	International Flavor & Fragrances, Inc.	100,769
5,922	LyondellBasell Industries NV, Class A	475,418
7,788	Monsanto Co.	907,690
141	NewMarket Corp.^	47,115
1,894	PPG Industries, Inc.	359,216
4,315	Praxair, Inc.	561,079
774	Rockwood Holdings, Inc.	55,666
1,809	RPM International, Inc.	75,092
649	Scotts Miracle-Gro Co. (The)	40,381

Continued

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
1,293	Sherwin Williams Co.	$237,266
1,657	Sigma Aldrich Corp.	155,775
1,308	Valspar Corp. (The)	93,247
969	W.R. Grace & Co.*	95,805
243	Westlake Chemical Corp.	29,663

		5,206,832

Commercial Banks (0.0%):
69	Signature Bank*	7,412

Commercial Services & Supplies (0.4%):
438	Cintas Corp.	26,100
870	Clean Harbors, Inc.*	52,165
1,629	Copart, Inc.*	59,703
1,108	Corrections Corp. of America	35,534
2,233	Iron Mountain, Inc.	67,772
429	KAR Auction Services, Inc.	12,677
1,323	Pitney Bowes, Inc.	30,826
1,488	R.R. Donnelley & Sons Co.	30,177
918	Rollins, Inc.	27,806
1,259	Stericycle, Inc.*	146,257
1,704	Waste Connections, Inc.	74,345
565	Waste Management, Inc.	25,352

		588,714

Communications Equipment (1.6%):
361	CommScope Holding, Inc.*	6,830
1,133	F5 Networks, Inc.*	102,944
289	Harris Corp.	20,175
2,494	JDS Uniphase Corp.*	32,372
1,299	Juniper Networks, Inc.*	29,318
3,341	Motorola Solutions, Inc.	225,518
504	Palo Alto Networks, Inc.*	28,965
25,208	QUALCOMM, Inc.	1,871,694
2,336	Riverbed Technology, Inc.*	42,235

		2,360,051

Computers & Peripherals (4.7%):
1,474	3D Systems Corp.*^	136,979
10,373	Apple, Inc.	5,820,394
15,324	EMC Corp.	385,399
2,439	NCR Corp.*	83,072
4,961	NetApp, Inc.	204,096
1,510	SanDisk Corp.	106,515
286	Stratasys, Ltd.*	38,524

		6,774,979

Construction & Engineering (0.2%):
149	Aecom Technology Corp.*	4,385
1,481	Chicago Bridge & Iron Co. NV	123,130
1,437	Fluor Corp.	115,377
664	Quanta Services, Inc.*	20,956

		263,848

Construction Materials (0.1%):
715	Eagle Materials, Inc.	55,362
670	Martin Marietta Materials, Inc.	66,960

		122,322

Consumer Finance (0.9%):
13,823	American Express Co.	1,254,161

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.4%):
669	AptarGroup, Inc.	$45,365
478	Avery Dennison Corp.	23,991
2,194	Ball Corp.	113,342
684	Bemis Co., Inc.	28,017
1,799	Crown Holdings, Inc.*	80,181
95	Greif, Inc., Class A	4,978
1,389	Owens-Illinois, Inc.*	49,698
1,436	Packaging Corp. of America	90,870
761	Rock-Tenn Co., Class A	79,913
2,875	Sealed Air Corp.	97,894
614	Silgan Holdings, Inc.	29,484

		643,733

Distributors (0.2%):
2,136	Genuine Parts Co.	177,694
4,356	LKQ Corp.*	143,312

		321,006

Diversified Consumer Services (0.1%):
3,945	H&R Block, Inc.	114,564
2,365	Service Corp. International	42,877
222	Weight Watchers International, Inc.^	7,310

		164,751

Diversified Financial Services (0.4%):
1,272	CBOE Holdings, Inc.	66,093
1,061	IntercontinentalExchange Group, Inc.	238,641
604	Leucadia National Corp.	17,117
629	LPL Financial Holdings, Inc.	29,582
2,837	Moody’s Corp.	222,619
707	MSCI, Inc., Class A*	30,910

		604,962

Diversified Telecommunication Services (1.5%):
21	Intelsat SA*	473
823	Level 3 Communications, Inc.*	27,299
2,188	TW Telecom, Inc.*	66,668
41,792	Verizon Communications, Inc.	2,053,659
8,166	Windstream Holdings, Inc.^	65,165

		2,213,264

Electric Utilities (0.1%):
762	ITC Holdings Corp.^	73,015

Electrical Equipment (0.9%):
3,553	AMETEK, Inc.	187,137
1,170	Babcock & Wilcox Co. (The)	40,002
7,845	Emerson Electric Co.	550,562
627	Hubbell, Inc., Class B	68,280
2,037	Rockwell Automation, Inc.	240,692
1,444	Roper Industries, Inc.	200,254
354	Solarcity Corp.*	20,114

		1,307,041

Electronic Equipment, Instruments & Components (0.3%):
2,331	Amphenol Corp., Class A	207,879
141	Cdw Corp. of Delaware^	3,294
272	Dolby Laboratories, Inc., Class A*^	10,488
1,410	FLIR Systems, Inc.	42,441
492	IPG Photonics Corp.*^	38,184
1,385	National Instruments Corp.	44,348

Continued

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
3,772	Trimble Navigation, Ltd.*	$130,888

		477,522

Energy Equipment & Services (2.3%):
161	Atwood Oceanics, Inc.*	8,596
421	Baker Hughes, Inc.	23,264
2,275	Cameron International Corp.*	135,431
1,111	Dresser-Rand Group, Inc.*	66,249
590	Dril-Quip, Inc.*	64,859
3,460	FMC Technologies, Inc.*	180,647
228	Frank’s International NV	6,156
12,380	Halliburton Co.	628,284
1,572	Oceaneering International, Inc.	123,999
809	RPC, Inc.^	14,441
19,396	Schlumberger, Ltd.	1,747,774
5,155	Seadrill, Ltd.^	211,767

		3,211,467

Food & Staples Retailing (2.4%):
6,366	Costco Wholesale Corp.	757,618
2,051	CVS Caremark Corp.	146,790
621	Fresh Market, Inc. (The)*	25,151
7,587	Kroger Co. (The)	299,914
284	Safeway, Inc.	9,250
213	Sprouts Farmers Market, Inc.*	8,186
3,031	Sysco Corp.	109,419
10,409	Walgreen Co.	597,893
15,576	Wal-Mart Stores, Inc.	1,225,674
5,411	Whole Foods Market, Inc.	312,918

		3,492,813

Food Products (1.7%):
700	Archer-Daniels-Midland Co.	30,380
1,692	Campbell Soup Co.	73,230
5,624	ConAgra Foods, Inc.	189,529
2,541	Flowers Foods, Inc.	54,555
9,405	General Mills, Inc.	469,403
2,176	Green Mountain Coffee Roasters, Inc.*	164,462
2,188	Hershey Co.	212,739
1,786	Hillshire Brands Co.	59,724
1,969	Hormel Foods Corp.	88,940
143	Ingredion, Inc.	9,790
213	J.M. Smucker Co. (The)	22,071
3,494	Kellogg Co.	213,379
8,673	Kraft Foods Group, Inc., Class A	467,648
1,922	McCormick & Co.	132,464
2,954	Mead Johnson Nutrition Co.	247,427
291	Pinnacle Foods, Inc.	7,991
1,990	WhiteWave Foods Co., Class A*	45,651

		2,489,383

Gas Utilities (0.1%):
2,826	ONEOK, Inc.	175,720
342	Questar Corp.+	7,863

		183,583

Health Care Equipment & Supplies (1.5%):
7,907	Baxter International, Inc.	549,932
2,834	Becton, Dickinson & Co.	313,129
1,174	C.R. Bard, Inc.	157,246

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
522	Cooper Cos., Inc. (The)	$64,644
553	DENTSPLY International, Inc.	26,809
1,634	Edwards Lifesciences Corp.*	107,452
1,194	Hologic, Inc.*	26,686
792	IDEXX Laboratories, Inc.*	84,245
556	Intuitive Surgical, Inc.*	213,548
2,049	ResMed, Inc.^	96,467
794	Sirona Dental Systems, Inc.*	55,739
2,629	St. Jude Medical, Inc.	162,867
2,818	Stryker Corp.	211,745
1,573	Varian Medical Systems, Inc.*	122,206
143	Zimmer Holdings, Inc.	13,326

		2,206,041

Health Care Providers & Services (1.8%):
1,483	Aetna, Inc.	101,719
3,369	AmerisourceBergen Corp.	236,874
1,414	Brookdale Senior Living, Inc.*	38,433
3,001	Catamaran Corp.*	142,487
250	CIGNA Corp.	21,870
111	Community Health Systems, Inc.*	4,359
2,687	DaVita, Inc.*	170,275
463	Envision Healthcare Holdings, Inc.*	16,446
10,424	Express Scripts Holding Co.*	732,183
296	HCA Holdings, Inc.*	14,122
3,734	Health Management Associates, Inc., Class A*	48,915
1,271	Henry Schein, Inc.*	145,224
1,275	Laboratory Corp. of America Holdings*	116,497
3,306	McKesson, Inc.	533,589
940	MEDNAX, Inc.*	50,177
1,125	Patterson Cos., Inc.	46,350
311	Premier, Inc., Class A*	11,432
158	Quest Diagnostics, Inc.	8,459
185	Quintiles Transnational Holdings, Inc.*	8,573
1,508	Tenet Healthcare Corp.*	63,517
891	Universal Health Services, Inc., Class B	72,403

		2,583,904

Health Care Technology (0.2%):
4,326	Cerner Corp.*	241,131

Hotels, Restaurants & Leisure (3.2%):
551	Bally Technologies, Inc.*	43,226
983	Brinker International, Inc.	45,552
1,403	Burger King Worldwide, Inc.	32,073
451	Chipotle Mexican Grill, Inc.*	240,284
37	Choice Hotels International, Inc.^	1,817
1,234	Darden Restaurants, Inc.	67,093
815	Domino’s Pizza, Inc.	56,765
1,555	Dunkin’ Brands Group, Inc.	74,951
3,809	International Game Technology	69,171
5,703	Las Vegas Sands Corp.	449,796
2,996	Marriott International, Inc., Class A	147,883
14,626	McDonald’s Corp.	1,419,160
383	Norwegian Cruise Line Holdings, Ltd.*	13,585
410	Panera Bread Co., Class A*	72,443
461	SeaWorld Entertainment, Inc.	13,263
10,923	Starbucks Corp.	856,254
1,212	Starwood Hotels & Resorts Worldwide, Inc.	96,293

Continued

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,979	Wyndham Worldwide Corp.	$145,833
1,177	Wynn Resorts, Ltd.	228,585
6,563	Yum! Brands, Inc.	496,228

		4,570,255

Household Durables (0.4%):
1,843	Jarden Corp.*	113,068
2,436	Newell Rubbermaid, Inc.	78,951
59	NVR, Inc.*	60,535
5,703	PulteGroup, Inc.	116,169
422	Taylor Morrison Home Corp., Class A*	9,474
885	Tempur-Pedic International, Inc.*	47,755
770	Tupperware Brands Corp.	72,788
84	Whirlpool Corp.	13,176

		511,916

Household Products (1.1%):
2,011	Church & Dwight Co., Inc.	133,289
1,606	Clorox Co. (The)^	148,973
13,608	Colgate-Palmolive Co.	887,377
4,691	Kimberly-Clark Corp.	490,022

		1,659,661

Independent Power Producers & Energy Traders (0.0%):
686	Calpine Corp.*	13,384

Industrial Conglomerates (0.9%):
8,519	3M Co.	1,194,790
49	Carlisle Cos., Inc.	3,891
1,767	Danaher Corp.	136,412

		1,335,093

Insurance (0.9%):
173	Allied World Assurance Co. Holdings AG	19,516
160	American Financial Group, Inc.	9,235
3,477	Aon plc	291,686
127	Arch Capital Group, Ltd.*	7,581
1,828	Arthur J. Gallagher & Co.	85,788
460	Axis Capital Holdings, Ltd.	21,882
817	Brown & Brown, Inc.	25,646
534	Chubb Corp. (The)	51,600
222	Endurance Specialty Holdings, Ltd.	13,025
376	Erie Indemnity Co., Class A	27,493
190	Hanover Insurance Group, Inc. (The)	11,345
372	Loews Corp.	17,945
5,372	Marsh & McLennan Cos., Inc.	259,791
7,074	Progressive Corp. (The)	192,908
2,599	Prudential Financial, Inc.	239,680
1,478	Travelers Cos., Inc. (The)	133,818
136	Validus Holdings, Ltd.	5,479

		1,414,418

Internet & Catalog Retail (2.6%):
5,365	Amazon.com, Inc.*	2,139,508
1,559	Expedia, Inc.	108,600
6,108	Groupon, Inc.*	71,891
891	HomeAway, Inc.*	36,424
649	Liberty Media Corp. — Interactive, Class A*	19,048
535	Liberty Ventures, Inc., Series A*	65,586
733	Netflix, Inc.*	269,869

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail, continued
753	Priceline.com, Inc.*	$875,287
1,632	TripAdvisor, Inc.*	135,179
119	zulily, Inc., Class A*	4,930

		3,726,322

Internet Software & Services (5.3%):
2,579	Akamai Technologies, Inc.*	121,677
18,934	eBay, Inc.*	1,039,287
718	Equinix, Inc.*	127,409
24,856	Facebook, Inc., Class A*	1,358,629
3,938	Google, Inc., Class A*	4,413,356
1,087	IAC/InterActiveCorp	74,666
1,413	LinkedIn Corp., Class A*	306,381
1,610	Rackspace Hosting, Inc.*	62,999
878	Twitter, Inc.*^	55,885
1,891	VeriSign, Inc.*	113,044

		7,673,333

IT Services (6.5%):
9,376	Accenture plc, Class A	770,895
718	Alliance Data Systems Corp.*	188,784
7,079	Automatic Data Processing, Inc.	572,054
438	Booz Allen Hamilton Holding Corp.	8,388
1,768	Broadridge Financial Solutions, Inc.	69,871
4,400	Cognizant Technology Solutions Corp., Class A*	444,312
419	DST Systems, Inc.	38,020
439	Fidelity National Information Services, Inc.	23,566
3,886	Fiserv, Inc.*	229,468
1,002	FleetCor Technologies, Inc.*	117,404
1,375	Gartner, Inc.*	97,694
2,407	Genpact, Ltd.*	44,217
1,112	Global Payments, Inc.	72,269
15,202	International Business Machines Corp.	2,851,439
1,253	Jack Henry & Associates, Inc.	74,190
1,109	Lender Processing Services, Inc.	41,454
1,705	MasterCard, Inc., Class A	1,424,459
944	NeuStar, Inc., Class A*	47,068
4,271	Paychex, Inc.	194,459
2,366	Teradata Corp.*	107,629
1,838	Total System Services, Inc.	61,169
1,325	Vantive, Inc., Class A*	43,208
7,623	Visa, Inc., Class A	1,697,490
8,125	Western Union Co.	140,156

		9,359,663

Leisure Equipment & Products (0.3%):
1,423	Hasbro, Inc.	78,279
5,039	Mattel, Inc.	239,756
956	Polaris Industries, Inc.	139,232

		457,267

Leisure Facilities (0.0%):
1,002	Six Flags Entertainment Corp.	36,894

Life Sciences Tools & Services (0.5%):
613	Agilent Technologies, Inc.	35,057
1,526	Bruker Corp.*	30,169
335	Charles River Laboratories International, Inc.*	17,768
815	Covance, Inc.*	71,769
1,814	Illumina, Inc.*	200,665

Continued

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
1,628	Life Technologies Corp.*	$123,402
434	Mettler-Toledo International, Inc.*	105,284
259	Techne Corp.	24,520
1,245	Waters Corp.*	124,500

		733,134

Machinery (1.9%):
1,737	Caterpillar, Inc.	157,737
1,248	Colfax Corp.*	79,485
639	Crane Co.	42,973
2,270	Cummins, Inc.	320,002
5,661	Deere & Co.	517,020
1,978	Donaldson Co., Inc.	85,964
1,842	Dover Corp.	177,827
2,086	Flowserve Corp.	164,439
889	Graco, Inc.	69,449
112	Harsco Corp.	3,139
1,117	IDEX Corp.	82,490
2,050	Illinois Tool Works, Inc.	172,364
3,104	Ingersoll-Rand plc	191,206
1,300	ITT Corp.	56,446
1,218	Lincoln Electric Holdings, Inc.	86,892
2,015	Manitowoc Co., Inc. (The)	46,990
111	Navistar International Corp.*^	4,239
947	Nordson Corp.	70,362
691	PACCAR, Inc.	40,886
1,618	Pall Corp.	138,096
100	Snap-On, Inc.	10,952
216	Stanley Black & Decker, Inc.	17,429
834	Toro Co.	53,042
387	Valmont Industries, Inc.	57,709
851	WABCO Holdings, Inc.*	79,492
1,413	Wabtec Corp.	104,944
171	Xylem, Inc.	5,917

		2,837,491

Marine (0.0%):
481	Kirby Corp.*	47,739

Media (5.2%):
871	AMC Networks, Inc., Class A*	59,324
2,797	Cablevision Systems Corp., Class A	50,150
8,200	CBS Corp., Class B	522,668
962	Charter Communications, Inc., Class A*	131,563
1,662	Cinemark Holdings, Inc.	55,394
712	Clear Channel Outdoor Holdings, Inc., Class A	7,220
35,372	Comcast Corp., Class A	1,838,106
7,168	DIRECTV, Inc., Class A*	495,237
3,570	Discovery Communications, Inc., Class A*	322,799
3,042	DISH Network Corp., Class A*	176,193
2,803	Interpublic Group of Cos., Inc. (The)	49,613
1,143	Lamar Advertising Co.*	59,722
4,858	Liberty Global plc, Class A*	432,313
1,221	Lions Gate Entertainment Corp.^	38,657
881	Madison Square Garden, Inc., Class A*	50,728
1,882	McGraw-Hill Cos., Inc. (The)	147,172
313	Morningstar, Inc.	24,442
5,383	News Corp., Class A*	97,002
3,772	Omnicom Group, Inc.	280,524

Shares		Fair Value
Common Stocks, continued
Media, continued
2,106	Pandora Media, Inc.*	$56,020
273	Regal Entertainment Group, Class A^	5,310
1,592	Scripps Networks Interactive, Class A	137,565
21,341	Sirius XM Holdings, Inc.*	74,480
1,376	Starz – Liberty Capital*	40,234
4,245	Time Warner Cable, Inc.	575,198
21,367	Twenty-First Century Fox, Inc.	751,691
6,509	Viacom, Inc., Class B	568,496
5,833	Walt Disney Co. (The)	445,641

		7,493,462

Metals & Mining (0.1%):
499	Compass Minerals International, Inc.	39,945
247	Royal Gold, Inc.	11,379
2,298	Southern Copper Corp.	65,976
128	Tahoe Resources, Inc.*	2,130

		119,430

Multiline Retail (1.0%):
233	Big Lots, Inc.*	7,524
275	Dillard’s, Inc., Class A	26,733
4,774	Dollar General Corp.*	287,968
3,036	Dollar Tree, Inc.*	171,291
1,421	Family Dollar Stores, Inc.	92,322
4,338	Macy’s, Inc.	231,649
2,110	Nordstrom, Inc.	130,398
7,340	Target Corp.	464,401

		1,412,286

Office Electronics (0.0%):
47	Zebra Technologies Corp., Class A*	2,542

Oil, Gas & Consumable Fuels (2.1%):
419	Anadarko Petroleum Corp.	33,235
254	Antero Resources Corp.*	16,114
6,149	Cabot Oil & Gas Corp.	238,335
3,505	Cheniere Energy, Inc.*	151,136
3,719	Cobalt International Energy, Inc.*	61,178
1,528	Concho Resources, Inc.*	165,024
618	Continental Resources, Inc.*^	69,537
236	CVR Energy, Inc.	10,249
3,715	EOG Resources, Inc.	623,527
2,008	EQT Corp.	180,278
1,016	Gulfport Energy Corp.*	64,160
8,850	Kinder Morgan, Inc.	318,600
1,529	Kosmos Energy LLC*	17,094
520	Laredo Petroleum Holdings, Inc.*	14,399
653	Noble Energy, Inc.	44,476
1,475	Oasis Petroleum, Inc.*	69,281
1,471	Pioneer Natural Resources Co.	270,767
274	QEP Resources, Inc.	8,398
2,379	Range Resources Corp.	200,573
966	SM Energy Co.	80,284
5,128	Southwestern Energy Co.*	201,684
143	Whiting Petroleum Corp.*	8,847
5,468	Williams Cos., Inc. (The)	210,901
208	World Fuel Services Corp.	8,977

		3,067,054

Continued

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (0.2%):
5,581	International Paper Co.	$273,636

Personal Products (0.4%):
6,289	Avon Products, Inc.	108,297
562	Coty, Inc., Class A	8,571
3,379	Estee Lauder Co., Inc. (The), Class A	254,506
1,250	Herbalife, Ltd.^	98,375
847	Nu Skin Enterprises, Inc., Class A	117,072

		586,821

Pharmaceuticals (3.6%):
23,106	Abbvie, Inc.	1,220,229
2,529	Actavis, Inc. plc*	424,872
4,324	Allergan, Inc.	480,310
20,633	Bristol-Myers Squibb Co.	1,096,644
3,167	Eli Lilly & Co.	161,517
1,638	Endo Health Solutions, Inc.*	110,499
756	Jazz Pharmaceuticals plc*	95,679
5,286	Johnson & Johnson Co.	484,145
5,559	Mylan, Inc.*	241,261
1,838	Perrigo Co. plc	282,060
862	Pharmacyclics, Inc.*	91,182
894	Salix Pharmaceuticals, Ltd.*	80,406
7,293	Zoetis, Inc.	238,408

		5,007,212

Professional Services (0.4%):
538	Dun & Bradstreet Corp.	66,040
1,782	Equifax, Inc.	123,118
971	IHS, Inc., Class A*	116,229
486	Nielsen Holdings NV	22,303
2,042	Robert Half International, Inc.	85,744
2,208	Verisk Analytics, Inc., Class A*	145,109

		558,543

Real Estate Investment Trusts (REITs) (1.6%):
145	American Homes 4 Rent, Class A	2,349
5,770	American Tower Corp.	460,561
1,117	Apartment Investment & Management Co., Class A	28,941
218	Boston Properties, Inc.	21,881
143	Brixmor Property Group, Inc.*	2,907
807	CBL & Associates Properties, Inc.	14,494
1,483	Digital Realty Trust, Inc.^	72,845
842	Equity Lifestyle Properties, Inc.	30,506
134	Extra Space Storage, Inc.	5,645
624	Federal Realty Investment Trust	63,280
1,769	OMEGA Healthcare Investors, Inc.	52,716
2,587	Plum Creek Timber Co., Inc.	120,321
1,947	Public Storage, Inc.	293,062
1,862	Rayonier, Inc.	78,390
581	Regency Centers Corp.	26,900
207	Senior Housing Properties Trust	4,602
3,379	Simon Property Group, Inc.	514,149
1,081	Spirit Realty Capital, Inc.	10,626
1,399	Tanger Factory Outlet Centers, Inc.	44,796
177	Taubman Centers, Inc.	11,314
1,917	Ventas, Inc.	109,806
521	Vornado Realty Trust	46,260

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
8,494	Weyerhaeuser Co.	$268,156

		2,284,507

Real Estate Management & Development (0.1%):
4,109	CBRE Group, Inc.*	108,067
1,562	Realogy Holdings Corp.*	77,272
44	St. Joe Co. (The)*^	844

		186,183

Road & Rail (1.4%):
60	AMERCO, Inc.*	14,270
1,563	Avis Budget Group, Inc.*	63,176
312	Con-way, Inc.	12,390
7,439	CSX Corp.	214,020
287	Genesee & Wyoming, Inc., Class A*	27,566
5,037	Hertz Global Holdings, Inc.*	144,159
1,316	J.B. Hunt Transport Services, Inc.	101,727
1,607	Kansas City Southern Industries, Inc.	198,995
693	Landstar System, Inc.	39,813
832	Norfolk Southern Corp.	77,235
1,023	Old Dominion Freight Line, Inc.*	54,239
6,810	Union Pacific Corp.	1,144,080

		2,091,670

Semiconductors & Semiconductor Equipment (1.7%):
9,185	Advanced Micro Devices, Inc.*^	35,546
1,592	Altera Corp.	51,788
1,960	Analog Devices, Inc.	99,823
11,587	Applied Materials, Inc.	204,973
6,153	Atmel Corp.*	48,178
3,288	Avago Technologies, Ltd.	173,902
3,591	Broadcom Corp., Class A	106,473
1,739	Cree, Inc.*	108,809
383	Freescale Semiconductor Holdings I, Ltd.*	6,147
4,677	Intel Corp.	121,415
528	Lam Research Corp.*	28,750
3,403	Linear Technology Corp.	155,007
964	LSI Corp.	10,623
4,227	Maxim Integrated Products, Inc.	117,976
2,861	Microchip Technology, Inc.^	128,030
6,147	ON Semiconductor Corp.*	50,651
557	Silicon Laboratories, Inc.*	24,124
2,316	Skyworks Solutions, Inc.*	66,145
16,182	Texas Instruments, Inc.	710,551
3,849	Xilinx, Inc.	176,746

		2,425,657

Software (6.5%):
2,856	Adobe Systems, Inc.*	171,017
1,352	Ansys, Inc.*	117,894
2,626	Autodesk, Inc.*	132,167
4,167	Cadence Design Systems, Inc.*	58,421
2,730	Citrix Systems, Inc.*	172,673
694	Concur Technologies, Inc.*^	71,607
3,424	Electronic Arts, Inc.*	78,547
641	FactSet Research Systems, Inc.	69,600
196	FireEye, Inc.*^	8,548
1,932	Fortinet, Inc.*	36,959
1,572	Informatica Corp.*	65,238

Continued

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Software, continued
4,332	Intuit, Inc.	$330,618
177	Micros Systems, Inc.*	10,154
121,909	Microsoft Corp.	4,563,055
504	NetSuite, Inc.*	51,922
51,798	Oracle Corp.	1,981,791
2,762	Red Hat, Inc.*	154,782
183	Rovi Corp.*	3,603
8,606	Salesforce.com, Inc.*	474,965
1,145	ServiceNow, Inc.*	64,131
978	Solarwinds, Inc.*	36,998
1,005	Solera Holdings, Inc.	71,114
1,507	Splunk, Inc.*	103,486
7,398	Symantec Corp.	174,445
143	Tableau Software, Inc., Class A*	9,857
2,380	TIBCO Software, Inc.*	53,502
148	Veeva Systems, Inc., Class A*	4,751
1,265	VMware, Inc., Class A*	113,483
529	Workday, Inc., Class A*	43,992

		9,229,320

Specialty Retail (4.1%):
173	Aaron’s, Inc.	5,086
138	Abercrombie & Fitch Co., Class A	4,542
1,073	Advance Auto Parts, Inc.	118,760
1,878	American Eagle Outfitters, Inc.	27,043
278	Ascena Retail Group, Inc.*	5,882
768	AutoNation, Inc.*	38,162
518	AutoZone, Inc.*	247,573
3,189	Bed Bath & Beyond, Inc.*	256,077
1,042	Best Buy Co., Inc.	41,555
679	Cabela’s, Inc., Class A*^	45,262
3,276	CarMax, Inc.*	154,038
2,162	Chico’s FAS, Inc.	40,732
1,434	Dick’s Sporting Goods, Inc.	83,315
925	DSW, Inc., Class A	39,525
268	Foot Locker, Inc.	11,106
4,073	Gap, Inc. (The)	159,173
1,438	GNC Holdings, Inc., Class A	84,051
21,312	Home Depot, Inc. (The)	1,754,829
3,501	L Brands, Inc.	216,537
15,880	Lowe’s Cos., Inc.	786,854
1,612	O’Reilly Automotive, Inc.*	207,481
1,528	PetSmart, Inc.	111,162
3,207	Ross Stores, Inc.	240,301
2,474	Sally Beauty Holdings, Inc.*	74,789
106	Signet Jewelers, Ltd.	8,342
1,630	Tiffany & Co.	151,231
10,501	TJX Cos., Inc. (The)	669,229
2,036	Tractor Supply Co.	157,953
938	Ulta Salon, Cosmetics & Fragrance, Inc.*	90,536
1,554	Urban Outfitters, Inc.*	57,653
1,434	Williams-Sonoma, Inc.	83,574

		5,972,353

Textiles, Apparel & Luxury Goods (1.6%):
795	Carter’s, Inc.	57,073
4,099	Coach, Inc.	230,077
229	Deckers Outdoor Corp.*	19,341

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
706	Fossil Group, Inc.*	$84,678
1,449	Hanesbrands, Inc.	101,821
2,940	Michael Kors Holdings, Ltd.*	238,699
10,334	Nike, Inc., Class B	812,666
1,047	PVH Corp.	142,413
876	Ralph Lauren Corp.	154,675
1,212	Under Armour, Inc., Class A*	105,808
5,112	V.F. Corp.	318,682

		2,265,933

Thrifts & Mortgage Finance (0.1%):
324	Nationstar Mortgage Holdings, Inc.*^	11,975
1,519	Ocwen Financial Corp.*	84,229

		96,204

Tobacco (2.5%):
29,305	Altria Group, Inc.	1,125,019
5,511	Lorillard, Inc.	279,297
23,891	Philip Morris International, Inc.	2,081,623
3,480	Reynolds American, Inc.	173,965

		3,659,904

Trading Companies & Distributors (0.4%):
4,328	Fastenal Co.	205,623
575	HD Supply Holdings, Inc.*	13,806
539	MRC Global, Inc.*	17,388
691	MSC Industrial Direct Co., Inc., Class A	55,881
1,381	United Rentals, Inc.*	107,649
861	W.W. Grainger, Inc.	219,917

		620,264

Water Utilities (0.0%):
2,224	Aqua America, Inc.	52,464

Wireless Telecommunication Services (0.4%):
4,874	Crown Castle International Corp.*	357,898
1,861	SBA Communications Corp., Class A*	167,192
2,282	Sprint Corp.*	24,532

		549,622

Total Common Stocks (Cost $87,270,701)		141,506,698

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (1.3%):
$1,848,894	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	1,848,894

Total Securities Held as Collateral for Securities on Loan (Cost $1,848,894)		1,848,894

Unaffiliated Investment Company (1.8%):
2,638,590	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	2,638,590

Total Unaffiliated Investment Company (Cost $2,638,590)		2,638,590

Total Investment Securities (Cost $91,758,185)(c) —101.1%		145,994,182
Net other assets (liabilities) — (1.1)%		(1,659,553)

Net Assets — 100.0%		$144,334,629

Continued

10

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2013

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $1,815,973.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $153,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
NASDAQ Index 100 E-Mini March Futures	Long	3/21/14	10	$716,750	$22,796
S&P 500 Index E-Mini March Futures	Long	3/21/14	24	2,209,320	73,268

Total					$96,064

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$91,634,514
Investments in affiliates, at cost	123,671

Total Investment securities, at cost	$91,758,185

Investments in non-affiliates, at value*	$145,773,335
Investments in affiliates, at value	220,847

Total Investment securities, at value	145,994,182
Cash	827
Segregated cash for collateral	153,000
Interest and dividends receivable	148,165
Receivable for variation margin on futures contracts	10,987

Total Assets	146,307,161

Liabilities:
Payable for capital shares redeemed	9,282
Payable for collateral received on loaned securities	1,848,894
Manager fees payable	52,741
Administration fees payable	5,636
Distribution fees payable	29,965
Custodian fees payable	7,404
Administrative and compliance services fees payable	759
Trustee fees payable	6
Other accrued liabilities	17,845

Total Liabilities	1,972,532

Net Assets	$144,334,629

Net Assets Consist of:
Capital	$80,184,022
Accumulated net investment income/(loss)	1,254,496
Accumulated net realized gains/(losses) from investment transactions	8,564,050
Net unrealized appreciation/(depreciation) on investments	54,332,061

Net Assets	$144,334,629

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,723,080
Net Asset Value (offering and redemption price per share)	$16.55

*	Includes securities on loan of $1,815,973.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$2,317,818
Dividends from affiliates	6,757
Income from securities lending	21,960
Foreign withholding tax	(151)

Total Investment Income	2,346,384

Expenses:
Manager fees	616,114
Administration fees	51,702
Distribution fees	350,064
Custodian fees	15,940
Administrative and compliance services fees	2,918
Trustee fees	7,557
Professional fees	7,463
Shareholder reports	2,553
Other expenses	41,082

Total expenses	1,095,393

Net Investment Income/(Loss)	1,250,991

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	10,014,161
Net realized gains distributions from affiliated underlying funds	47,551
Net realized gains/(losses) on futures contracts	707,766
Change in net unrealized appreciation/depreciation on investments	26,959,930

Net Realized/Unrealized Gains/(Losses) on Investments	37,729,408

Change in Net Assets Resulting From Operations	$38,980,399

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL Russell 1000 Growth Index Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,250,991	$1,465,857
Net realized gains/(losses) on investment transactions	10,769,478	(59,625)
Change in unrealized appreciation/depreciation on investments	26,959,930	15,076,932

Change in net assets resulting from operations	38,980,399	16,483,164

Dividends to Shareholders:
From net investment income	(1,445,971)	(754,649)

Change in net assets resulting from dividends to shareholders	(1,445,971)	(754,649)

Capital Transactions:
Proceeds from shares issued	4,620,558	28,438,516
Proceeds from dividends reinvested	1,445,971	754,649
Value of shares redeemed	(45,131,629)	(10,942,949)

Change in net assets resulting from capital transactions	(39,065,100)	18,250,216

Change in net assets	(1,530,672)	33,978,731
Net Assets:
Beginning of period	145,865,301	111,886,570

End of period	$144,334,629	$145,865,301

Accumulated net investment income/(loss)	$1,254,496	$1,467,963

Share Transactions:
Shares issued	333,477	2,299,012
Dividends reinvested	96,980	59,142
Shares redeemed	(3,256,480)	(889,112)

Change in shares	(2,826,023)	1,469,042

See accompanying notes to the financial statements.

13

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Net Asset Value, Beginning of Period	$12.63	$11.10	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.18	0.12	0.08	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	3.90	1.48	0.13	0.90

Total from Investment Activities	4.08	1.60	0.21	0.95

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.07)	(0.06)	—

Total Dividends	(0.16)	(0.07)	(0.06)	—

Net Asset Value, End of Period	$16.55	$12.63	$11.10	$10.95

Total Return(b)	32.48%	14.40%	1.92%	9.50	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$144,335	$145,865	$111,887	$105,577
Net Investment Income/(Loss)(d)	0.89%	1.09%	0.72%	0.87%
Expenses Before Reductions(d)(e)	0.78%	0.80%	0.84%	0.87%
Expenses Net of Reductions(d)	0.78%	0.80%	0.84%	0.84%
Portfolio Turnover Rate	13%	16%	24%	29	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $2 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,162 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.9 million as of December 31, 2013. The monthly average notional amount for these contracts was $2.8 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$96,064	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/ change in unrealized appreciation/ depreciation on investments	$707,766	$109,899

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2013

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Growth Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $1,836 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$141,506,698	$—	$141,506,698
Securities Held as Collateral for Securities on Loan	—	1,848,894	1,848,894
Unaffiliated Investment Company	2,638,590	—	2,638,590

Total Investment Securities	144,145,288	1,848,894	145,994,182

Other Financial Instruments*:
Futures Contracts	96,064	—	96,064

Total Investments	$144,241,352	$1,848,894	$146,090,246

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Growth Index Fund	$17,391,246	$54,763,468

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

18

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2013

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $91,942,874. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$54,641,092
Unrealized depreciation	(589,784)

Net unrealized appreciation/(depreciation)	$54,051,308

During the year ended December 31, 2013, the Fund utilized $1,248,758 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$1,445,971	$—	$1,445,971

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$754,649	$—	$754,649

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Growth Index Fund	$1,253,837	$8,845,462	$—	$54,051,308	$64,150,607

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2013, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 50% of the Fund.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Growth Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

23

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

26

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Russell 1000 Value Index Fund returned 31.52%1. That compared to a 32.53% total return for its benchmark, the Russell 1000® Value Index2.

The Fund attempts to replicate the performance of the Russell 1000 index of large-cap value U.S. stocks. Equities began the period with a powerful rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened as political and financial instability in Europe—including a stalemate in Italian presidential elections and a banking crisis in Cyprus—gave investors pause later in the first half of the period. However, equities soon regained their momentum as low interest rates and increased global liquidity spurred stock prices higher.

In May, stocks responded negatively to news that the Federal Reserve might begin gradually reducing (or tapering) its monetary stimulus efforts before the end of the year. Although stocks rebounded once it became clear that the Fed remained undecided about the timing of the taper. Meanwhile, the modest pace of economic growth boded well for corporate profit margins as the economic recovery was strong enough to support revenues but not so strong as to boost wage growth.

September brought another sharp rally in stock prices, as the Fed decided to delay the taper, despite market expectations to the contrary. The rally was interrupted as budget and debt ceiling negotiations led to a partial government shutdown and fears of a potential technical default in the national debt. Stocks regained their momentum in the fourth quarter once the government reopened and economic indicators improved. The Fed’s announcement in mid-December that it would begin tapering in 2014 but maintain short-term interest rates at their low levels, alleviated the market’s anxiety over the interest rate uncertainty. Investors responded positively, pushing stocks higher to close out the period.

From a sector perspective, financials were the best performing sector. Stocks in that sector were buoyed by low interest rates and an improving housing market. Additionally, the Fund saw modest gains from holdings in the utilities, materials and telecommunication services sector.*

The underperformance of the Fund compared to the benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Value Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

			Since
	1	3	Inception
	Year	Year	(4/30/10)
AZL® Russell 1000 Value Index Fund	31.52%[1]	15.23%	13.74%
Russell 1000® Value Index	32.53%	16.06%	14.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Russell 1000 Value Index Fund	0.79%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.84% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.78%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Russell 1000 Value Index Fund	$1,000.00	$1,139.10	$4.15	0.77%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Russell 1000 Value Index Fund	$1,000.00	$1,021.32	$3.92	0.77%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	27.9%
Energy	14.8
Health Care	12.6
Industrials	10.2
Information Technology	8.7
Consumer Discretionary	6.7
Consumer Staples	5.7
Utilities	5.7
Materials	2.9
Telecommunication Services	2.5
Machinery	0.1
Technology	0.0

Total Common Stock	97.8
Money Market	1.9
Securities Held as Collateral for Securities on Loan	1.2

Total Investment Securities	100.9
Net other assets (liabilities)	(0.9)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (97.8%):
Aerospace & Defense (1.3%):
684	Alliant Techsystems, Inc.	$83,229
138	BE Aerospace, Inc.*	12,010
4,079	Exelis, Inc.	77,746
6,470	General Dynamics Corp.	618,209
1,950	L-3 Communications Holdings, Inc.	208,377
4,809	Northrop Grumman Corp.	551,159
7,029	Raytheon Co.	637,531
321	Rockwell Collins, Inc.	23,728
2,253	Spirit AeroSystems Holdings, Inc., Class A*	76,782
6,021	Textron, Inc.	221,332
891	Triumph Group, Inc.	67,778
1,255	United Technologies Corp.	142,819

		2,720,700

Air Freight & Logistics (0.5%):
6,865	FedEx Corp.	986,981

Airlines (0.3%):
118	Alaska Air Group, Inc.	8,658
1,786	American Airlines Group, Inc.*^	45,097
10,058	Delta Air Lines, Inc.	276,293
13,929	Southwest Airlines Co.	262,422

		592,470

Auto Components (0.5%):
642	Allison Transmission Holdings, Inc.	17,726
1,324	Gentex Corp.	43,679
14,840	Johnson Controls, Inc.	761,291
1,549	Lear Corp.	125,423
2,332	TRW Automotive Holdings Corp.*	173,477

		1,121,596

Automobiles (0.8%):
54,269	Ford Motor Co.	837,370
18,040	General Motors Co.	737,295

		1,574,665

Beverages (0.2%):
3,486	Beam, Inc.	237,258
196	Constellation Brands, Inc., Class A*	13,794
3,027	Molson Coors Brewing Co., Class B	169,966

		421,018

Building Products (0.1%):
960	A.O. Smith Corp.	51,782
622	Allegion plc*	27,486
432	Fortune Brands Home & Security, Inc.	19,742
2,568	Owens Corning, Inc.*	104,570

		203,580

Capital Markets (3.5%):
6,116	American Capital, Ltd.*	95,654
2,973	Ameriprise Financial, Inc.	342,044
6,376	Ares Capital Corp.	113,302
161	Artisan Partners Asset Management, Inc.	10,496
25,124	Bank of New York Mellon Corp. (The)	877,833
1,830	BlackRock, Inc., Class A+	579,140
20,547	Charles Schwab Corp. (The)	534,222
6,217	E*TRADE Financial Corp.*	122,102
530	Federated Investors, Inc., Class B^	15,264
9,933	Goldman Sachs Group, Inc. (The)	1,760,723

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
9,634	Invesco, Ltd.	$350,678
2,407	Legg Mason, Inc.^	104,656
32,987	Morgan Stanley	1,034,472
5,183	Northern Trust Corp.	320,776
2,642	Raymond James Financial, Inc.	137,886
170	SEI Investments Co.	5,904
9,880	State Street Corp.	725,093
5,046	TD Ameritrade Holding Corp.	154,609

		7,284,854

Chemicals (1.3%):
4,513	Air Products & Chemicals, Inc.	504,464
1,092	Albemarle Corp.	69,222
1,712	Ashland, Inc.	166,132
1,384	Cabot Corp.	71,138
1,285	CF Industries Holdings, Inc.	299,456
790	Cytec Industries, Inc.	73,596
22,769	Dow Chemical Co. (The)	1,010,945
4,189	Huntsman Corp.	103,049
405	Kronos Worldwide, Inc.	7,715
6,501	Mosaic Co. (The)	307,303
279	PPG Industries, Inc.	52,915
434	Rockwood Holdings, Inc.	31,213
183	RPM International, Inc.	7,596
147	Sigma Aldrich Corp.	13,819
213	W.R. Grace & Co.*	21,059
61	Westlake Chemical Corp.	7,446

		2,747,068

Commercial Banks (5.6%):
3,579	Associated Banc-Corp.	62,275
971	Bank of Hawaii Corp.	57,425
15,202	BB&T Corp.	567,339
561	BOK Financial Corp.	37,206
4,200	CapitalSource, Inc.	60,354
4,361	CIT Group, Inc.	227,339
1,014	City National Corp.	80,329
4,044	Comerica, Inc.	192,252
1,728	Commerce Bancshares, Inc.	77,618
1,115	Cullen/Frost Bankers, Inc.	82,989
2,935	East West Bancorp, Inc.	102,637
18,945	Fifth Third Bancorp	398,413
164	First Citizens BancShares, Inc., Class A	36,511
5,216	First Horizon National Corp.	60,766
7,672	First Niagara Financial Group, Inc.	81,477
2,523	First Republic Bank	132,079
4,225	Fulton Financial Corp.	55,263
17,997	Huntington Bancshares, Inc.	173,671
19,861	KeyCorp	266,535
2,795	M&T Bank Corp.	325,394
11,469	PNC Financial Services Group, Inc.	889,765
2,238	Popular, Inc.*	64,298
30,622	Regions Financial Corp.	302,852
925	Signature Bank*	99,364
11,703	SunTrust Banks, Inc.	430,787
977	SVB Financial Group*	102,448
21,063	Synovus Financial Corp.	75,827

Continued

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Commercial Banks, continued
3,553	TCF Financial Corp.	$57,736
40,075	U.S. Bancorp	1,619,030
4,283	Valley National Bancorp^	43,344
104,539	Wells Fargo & Co.	4,746,070
3,898	Zions Bancorp	116,784

		11,626,177

Commercial Services & Supplies (0.5%):
4,369	ADT Corp. (The)^	176,813
1,606	Cintas Corp.	95,702
915	Corrections Corp. of America	29,344
2,351	Covanta Holding Corp.	41,730
371	Iron Mountain, Inc.	11,260
1,032	KAR Auction Services, Inc.	30,496
2,473	Pitney Bowes, Inc.	57,621
1,799	R.R. Donnelley & Sons Co.	36,484
5,856	Republic Services, Inc.	194,419
149	Waste Connections, Inc.	6,501
9,307	Waste Management, Inc.	417,605

		1,097,975

Communications Equipment (1.5%):
9,428	Brocade Communications Systems, Inc.*	83,626
115,719	Cisco Systems, Inc.	2,597,892
359	CommScope Holding, Inc.*	6,792
880	EchoStar Corp., Class A*	43,754
1,962	Harris Corp.	136,967
1,177	JDS Uniphase Corp.*	15,277
8,936	Juniper Networks, Inc.*	201,686
284	Motorola Solutions, Inc.	19,170
3,736	Polycom, Inc.*	41,955
198	Riverbed Technology, Inc.*	3,580

		3,150,699

Computers & Peripherals (2.5%):
4,939	Apple, Inc.	2,771,323
1,380	Diebold, Inc.	45,554
22,756	EMC Corp.	572,313
42,114	Hewlett-Packard Co.	1,178,350
1,364	Lexmark International, Inc., Class A	48,449
2,671	SanDisk Corp.	188,412
339	Stratasys, Ltd.*	45,663
4,577	Western Digital Corp.	384,010

		5,234,074

Construction & Engineering (0.3%):
2,018	Aecom Technology Corp.*	59,390
1,416	Fluor Corp.	113,690
2,834	Jacobs Engineering Group, Inc.*	178,513
3,224	KBR, Inc.	102,813
3,576	Quanta Services, Inc.*	112,859
1,648	URS Corp.	87,328

		654,593

Construction Materials (0.1%):
2,816	Vulcan Materials Co.	167,327

Consumer Finance (0.9%):
12,655	Capital One Financial Corp.	969,499
10,625	Discover Financial Services	594,469

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
9,622	SLM Corp.	$252,866

		1,816,834

Containers & Packaging (0.3%):
431	AptarGroup, Inc.	29,226
1,473	Avery Dennison Corp.	73,930
1,250	Bemis Co., Inc.	51,200
457	Crown Holdings, Inc.*	20,368
546	Greif, Inc., Class A	28,610
3,835	MeadWestvaco Corp.	141,627
1,470	Owens-Illinois, Inc.*	52,597
436	Rock-Tenn Co., Class A	45,784
2,194	Sonoco Products Co.	91,534

		534,876

Distributors (0.0%):
185	Genuine Parts Co.	15,390

Diversified Consumer Services (0.1%):
2,114	Apollo Group, Inc., Class A*	57,755
1,322	DeVry, Inc.^	46,931
95	Graham Holdings Co., Class B*	63,015
1,002	Service Corp. International	18,166
267	Weight Watchers International, Inc.^	8,792

		194,659

Diversified Financial Services (8.6%):
233,424	Bank of America Corp.	3,634,412
38,967	Berkshire Hathaway, Inc., Class B*	4,619,927
65,887	Citigroup, Inc.	3,433,372
6,865	CME Group, Inc.	538,628
1,626	ING U.S., Inc.	57,154
1,054	Interactive Brokers Group, Inc., Class A	25,654
901	IntercontinentalExchange Group, Inc.	202,653
81,840	JPMorgan Chase & Co.	4,786,002
5,528	Leucadia National Corp.	156,664
265	LPL Financial Holdings, Inc.	12,463
1,521	MSCI, Inc., Class A*	66,498
2,413	NASDAQ OMX Group, Inc. (The)	96,037

		17,629,464

Diversified Telecommunication Services (2.3%):
116,492	AT&T, Inc.	4,095,858
13,187	CenturyLink, Inc.	420,006
21,672	Frontier Communications Corp.^	100,775
458	Intelsat SA*	10,323
2,340	Level 3 Communications, Inc.*	77,618
702	Windstream Holdings, Inc.^	5,602

		4,710,182

Electric Utilities (2.8%):
10,530	American Electric Power Co., Inc.	492,172
15,289	Duke Energy Corp.	1,055,095
7,059	Edison International	326,832
3,861	Entergy Corp.	244,285
18,541	Exelon Corp.	507,838
9,061	FirstEnergy Corp.	298,832
3,332	Great Plains Energy, Inc.	80,768
2,136	Hawaiian Electric Industries, Inc.^	55,664
9,199	NextEra Energy, Inc.	787,618

Continued

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
6,817	Northeast Utilities	$288,973
4,296	OGE Energy Corp.	145,634
5,387	Pepco Holdings, Inc.	103,053
2,383	Pinnacle West Capital Corp.	126,108
13,665	PPL Corp.	411,180
18,856	Southern Co. (The)	775,170
2,753	Westar Energy, Inc.	88,564

		5,787,786

Electrical Equipment (0.6%):
755	Babcock & Wilcox Co. (The)	25,813
10,249	Eaton Corp. plc	780,154
3,925	Emerson Electric Co.	275,457
354	Hubbell, Inc., Class B	38,551
975	Regal-Beloit Corp.	71,877

		1,191,852

Electronic Equipment, Instruments & Components (0.5%):
2,230	Arrow Electronics, Inc.*	120,978
2,991	Avnet, Inc.	131,933
1,040	AVX Corp.	14,487
373	Cdw Corp. of Delaware^	8,713
31,885	Corning, Inc.	568,192
588	Dolby Laboratories, Inc., Class A*^	22,673
933	FLIR Systems, Inc.	28,083
3,307	Ingram Micro, Inc., Class A*	77,582
4,392	Jabil Circuit, Inc.	76,596
823	Tech Data Corp.*	42,467
2,873	Vishay Intertechnology, Inc.*	38,096

		1,129,800

Energy Equipment & Services (1.2%):
1,011	Atwood Oceanics, Inc.*	53,977
8,967	Baker Hughes, Inc.	495,516
1,989	Cameron International Corp.*	118,405
1,496	Diamond Offshore Drilling, Inc.	85,152
414	Frank’s International NV	11,178
2,056	Helmerich & Payne, Inc.	172,868
5,114	McDermott International, Inc.*	46,844
6,385	Nabors Industries, Ltd.	108,481
9,257	National-Oilwell Varco, Inc.	736,210
1,191	Oil States International, Inc.*	121,149
3,185	Patterson-UTI Energy, Inc.	80,644
2,696	Rowan Cos. plc, Class A*	95,331
293	RPC, Inc.^	5,230
3,458	Superior Energy Services, Inc.*	92,017
1,062	Tidewater, Inc.	62,945
1,056	Unit Corp.*	54,511

		2,340,458

Food & Staples Retailing (1.6%):
23,474	CVS Caremark Corp.	1,680,034
4,815	Safeway, Inc.	156,825
130	Sprouts Farmers Market, Inc.*	4,996
8,409	Sysco Corp.	303,565
5,069	Walgreen Co.	291,163
11,756	Wal-Mart Stores, Inc.	925,080

		3,361,663

Shares		Fair Value
Common Stocks, continued
Food Products (1.4%):
13,190	Archer-Daniels-Midland Co.	$572,446
3,187	Bunge, Ltd.	261,685
1,297	Campbell Soup Co.	56,134
676	ConAgra Foods, Inc.	22,781
2,023	Dean Foods Co.*	34,775
1,474	Ingredion, Inc.	100,910
2,019	J.M. Smucker Co. (The)	209,209
440	Kellogg Co.	26,871
38,657	Mondelez International, Inc., Class A	1,364,593
309	Pinnacle Foods, Inc.	8,485
6,066	Tyson Foods, Inc., Class A	202,968

		2,860,857

Gas Utilities (0.3%):
2,561	AGL Resources, Inc.	120,957
1,963	Atmos Energy Corp.	89,159
1,595	National Fuel Gas Co.	113,883
269	ONEOK, Inc.	16,726
3,303	Questar Corp.+	75,936
2,467	UGI Corp.	102,282

		518,943

Health Care Equipment & Supplies (2.3%):
33,770	Abbott Laboratories	1,294,404
1,747	Alere, Inc.*	63,241
29,229	Boston Scientific Corp.*	351,333
4,763	CareFusion Corp.*	189,663
271	Cooper Cos., Inc. (The)	33,561
10,192	Covidien plc	694,075
2,239	DENTSPLY International, Inc.	108,547
1,259	Hill-Rom Holdings, Inc.	52,047
4,123	Hologic, Inc.*	92,149
22,010	Medtronic, Inc.	1,263,154
2,235	St. Jude Medical, Inc.	138,458
3,006	Stryker Corp.	225,871
891	Teleflex, Inc.	83,629
3,444	Zimmer Holdings, Inc.	320,946

		4,911,078

Health Care Providers & Services (2.5%):
6,014	Aetna, Inc.	412,500
7,406	Cardinal Health, Inc.	494,795
5,822	CIGNA Corp.	509,309
1,849	Community Health Systems, Inc.*	72,610
370	Envision Healthcare Holdings, Inc.*	13,142
2,232	Express Scripts Holding Co.*	156,776
5,375	HCA Holdings, Inc.*	256,441
1,711	Health Net, Inc.*	50,765
3,411	Humana, Inc.	352,083
998	LifePoint Hospitals, Inc.*	52,734
766	MEDNAX, Inc.*	40,889
2,282	Omnicare, Inc.	137,742
200	Patterson Cos., Inc.	8,240
237	Premier, Inc., Class A*^	8,712
2,941	Quest Diagnostics, Inc.^	157,461
326	Quintiles Transnational Holdings, Inc.*	15,107
22,096	UnitedHealth Group, Inc.	1,663,830
642	Universal Health Services, Inc., Class B	52,169

Continued

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
1,900	VCA Antech, Inc.*	$59,584
6,507	WellPoint, Inc.	601,182

		5,116,071

Health Care Technology (0.0%):
3,856	Allscripts Healthcare Solutions, Inc.*	59,614

Hotels, Restaurants & Leisure (0.6%):
9,050	Carnival Corp.	363,539
568	Choice Hotels International, Inc.^	27,894
977	Darden Restaurants, Inc.	53,119
983	Hyatt Hotels Corp., Class A*	48,619
591	Marriott International, Inc., Class A	29,172
8,050	MGM Resorts International*	189,336
36	Norwegian Cruise Line Holdings, Ltd.*	1,277
1,473	Penn National Gaming, Inc.*	21,108
3,540	Royal Caribbean Cruises, Ltd.	167,867
2,424	Starwood Hotels & Resorts Worldwide, Inc.	192,588
6,082	Wendy’s Co. (The)	53,035

		1,147,554

Household Durables (0.7%):
6,111	D.R. Horton, Inc.	136,398
2,658	Garmin, Ltd.^	122,853
1,473	Harman International Industries, Inc.	120,565
3,097	Leggett & Platt, Inc.	95,821
3,583	Lennar Corp.	141,743
1,314	Mohawk Industries, Inc.*	195,655
2,630	Newell Rubbermaid, Inc.	85,238
18	NVR, Inc.*	18,468
124	Taylor Morrison Home Corp., Class A*	2,784
3,666	Toll Brothers, Inc.*	135,642
1,595	Whirlpool Corp.	250,192

		1,305,359

Household Products (2.5%):
467	Clorox Co. (The)^	43,319
1,350	Energizer Holdings, Inc.	146,124
1,367	Kimberly-Clark Corp.	142,797
59,345	Procter & Gamble Co. (The)	4,831,276

		5,163,516

Independent Power Producers & Energy Traders (0.3%):
13,418	AES Corp. (The)	194,695
7,564	Calpine Corp.*	147,574
6,988	NRG Energy, Inc.	200,695

		542,964

Industrial Conglomerates (3.6%):
2,303	3M Co.	322,996
1,308	Carlisle Cos., Inc.	103,855
10,336	Danaher Corp.	797,939
223,892	General Electric Co.	6,275,693

		7,500,483

Insurance (5.3%):
7,369	ACE, Ltd.	762,912
10,100	AFLAC, Inc.	674,680
361	Alleghany Corp.*	144,386
389	Allied World Assurance Co. Holdings AG	43,883
113	Allied World Assurance Co. Holdings AG	12,748

Shares		Fair Value
Common Stocks, continued
Insurance, continued
10,151	Allstate Corp. (The)	$553,636
1,454	American Financial Group, Inc.	83,925
31,982	American International Group, Inc.	1,632,680
159	American National Insurance Co.	18,212
1,533	Aon plc	128,604
2,702	Arch Capital Group, Ltd.*	161,282
1,422	Aspen Insurance Holdings, Ltd.	58,743
1,575	Assurant, Inc.	104,533
3,584	Assured Guaranty, Ltd.	84,547
1,923	Axis Capital Holdings, Ltd.	91,477
1,383	Brown & Brown, Inc.	43,412
4,812	Chubb Corp. (The)	464,984
3,541	Cincinnati Financial Corp.	185,442
576	CNA Financial Corp.	24,705
614	Endurance Specialty Holdings, Ltd.	36,023
1,083	Everest Re Group, Ltd.	168,806
5,394	Fidelity National Financial, Inc., Class A	175,035
10,686	Genworth Financial, Inc., Class A*	165,954
682	Hanover Insurance Group, Inc. (The)	40,722
9,877	Hartford Financial Services Group, Inc. (The)	357,844
2,174	HCC Insurance Holdings, Inc.	100,308
1,031	Kemper Corp.	42,147
5,817	Lincoln National Corp.	300,274
6,120	Loews Corp.	295,229
299	Markel Corp.*	173,525
3,966	Marsh & McLennan Cos., Inc.	191,796
3,073	MBIA, Inc.*	36,692
579	Mercury General Corp.	28,782
19,368	MetLife, Inc.	1,044,322
5,632	Old Republic International Corp.	97,265
1,172	PartnerRe, Ltd.	123,564
6,345	Principal Financial Group, Inc.	312,872
1,340	ProAssurance Corp.	64,963
2,560	Progressive Corp. (The)	69,811
1,679	Protective Life Corp.	85,058
6,191	Prudential Financial, Inc.	570,934
1,556	Reinsurance Group of America, Inc.	120,450
967	RenaissanceRe Holdings, Ltd.	94,128
964	StanCorp Financial Group, Inc.	63,865
1,988	Torchmark Corp.	155,362
5,952	Travelers Cos., Inc. (The)	538,894
5,784	UnumProvident Corp.	202,903
2,067	Validus Holdings, Ltd.	83,279
2,339	W.R. Berkley Corp.	101,489
134	White Mountains Insurance Group, Ltd.	80,813
6,324	XL Group plc, Class B	201,356

		11,399,256

Internet & Catalog Retail (0.2%):
10,547	Liberty Media Corp. — Interactive, Class A*	309,555
108	zulily, Inc., Class A*^	4,474

		314,029

Internet Software & Services (0.4%):
1,679	AOL, Inc.*	78,275
434	Twitter, Inc.*^	27,624
19,370	Yahoo!, Inc.*	783,323

		889,222

Continued

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
IT Services (0.5%):
3,486	Amdocs, Ltd.	$143,763
37	Booz Allen Hamilton Holding Corp.	709
3,235	Computer Sciences Corp.	180,772
2,068	CoreLogic, Inc.*	73,476
132	DST Systems, Inc.	11,978
5,722	Fidelity National Information Services, Inc.	307,156
1,583	Leidos Holdings, Inc.^	73,594
297	Lender Processing Services, Inc.	11,102
706	Paychex, Inc.	32,144
904	Science Applications International Corp.	29,895
795	Total System Services, Inc.	26,458
2,356	VeriFone Systems, Inc.*	63,188

		954,235

Leisure Equipment & Products (0.0%):
371	Hasbro, Inc.	20,409

Life Sciences Tools & Services (0.9%):
6,641	Agilent Technologies, Inc.	379,799
444	Bio-Rad Laboratories, Inc., Class A*	54,883
584	Charles River Laboratories International, Inc.*	30,975
1,300	Life Technologies Corp.*	98,540
2,382	PerkinElmer, Inc.	98,210
5,067	QIAGEN NV*	120,645
428	Techne Corp.	40,519
7,770	Thermo Fisher Scientific, Inc.	865,189

		1,688,760

Machinery (2.2%):
2,112	AGCO Corp.	125,009
11,669	Caterpillar, Inc.	1,059,662
80	Crane Co.	5,380
740	Cummins, Inc.	104,318
249	Donaldson Co., Inc.	10,822
971	Dover Corp.	93,740
1,615	Harsco Corp.	45,268
121	IDEX Corp.	8,936
5,139	Illinois Tool Works, Inc.	432,087
1,866	Ingersoll-Rand plc	114,946
2,303	Joy Global, Inc.	134,702
1,705	Kennametal, Inc.	88,779
1,049	Navistar International Corp.*^	40,061
1,908	Oshkosh Corp.	96,125
6,675	PACCAR, Inc.	394,960
3,234	Parker Hannifin Corp.	416,022
4,424	Pentair, Ltd., Registered Shares	343,612
1,120	Snap-On, Inc.	122,662
1,014	SPX Corp.	101,005
3,198	Stanley Black & Decker, Inc.	258,047
2,411	Terex Corp.	101,238
1,871	Timken Co.	103,036
1,715	Trinity Industries, Inc.	93,502
3,771	Xylem, Inc.	130,477

		4,424,396

Marine (0.0%):
503	Kirby Corp.*	49,923

Shares		Fair Value
Common Stocks, continued
Media (2.9%):
1,116	CBS Corp., Class B	$71,134
4,319	Comcast Corp., Class A	224,437
1,600	DreamWorks Animation SKG, Inc., Class A*	56,800
4,962	Gannett Co., Inc.	146,776
5,056	Interpublic Group of Cos., Inc. (The)	89,491
987	John Wiley & Sons, Inc., Class A	54,482
1,207	Liberty Global plc, Series C*	101,774
61	Liberty Global plc, Class A*	5,428
2,072	Liberty Media Corp.*	303,444
3,136	McGraw-Hill Cos., Inc. (The)	245,235
2,830	News Corp., Class A*	50,997
1,390	Regal Entertainment Group, Class A^	27,036
35,293	Sirius XM Holdings, Inc.*	123,173
285	Starz – Liberty Capital*	8,333
8,089	Thomson Reuters Corp.	305,926
20,192	Time Warner, Inc.	1,407,786
11,321	Twenty-First Century Fox, Inc.	398,273
30,352	Walt Disney Co. (The)	2,318,893

		5,939,418

Metals & Mining (1.1%):
23,172	Alcoa, Inc.	246,318
2,340	Allegheny Technologies, Inc.	83,374
1,004	Carpenter Technology Corp.	62,449
3,275	Cliffs Natural Resources, Inc.^	85,838
22,407	Freeport-McMoRan Copper & Gold, Inc.	845,641
10,666	Newmont Mining Corp.	245,638
6,885	Nucor Corp.	367,521
1,662	Reliance Steel & Aluminum Co.	126,046
1,039	Royal Gold, Inc.	47,867
4,778	Steel Dynamics, Inc.	93,362
1,616	Tahoe Resources, Inc.*	26,890
3,128	United States Steel Corp.^	92,276

		2,323,220

Multiline Retail (0.3%):
929	Big Lots, Inc.*	29,997
191	Dillard’s, Inc., Class A	18,567
5,135	J.C. Penney Co., Inc.*^	46,985
4,810	Kohl’s Corp.	272,967
1,870	Macy’s, Inc.	99,858
940	Sears Holdings Corp.*^	46,098
3,002	Target Corp.	189,937

		704,409

Multi-Utilities (2.2%):
2,404	Alliant Energy Corp.	124,046
5,257	Ameren Corp.	190,093
9,285	CenterPoint Energy, Inc.	215,226
5,782	CMS Energy Corp.	154,784
6,346	Consolidated Edison, Inc.	350,807
12,515	Dominion Resources, Inc.	809,596
3,769	DTE Energy Co.	250,224
1,715	Integrys Energy Group, Inc.	93,313
4,100	MDU Resources Group, Inc.	125,255
6,761	NiSource, Inc.	222,302
9,579	PG&E Corp.	385,842
10,962	Public Service Enterprise Group, Inc.	351,222

Continued

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
3,023	SCANA Corp.	$141,869
5,277	Sempra Energy	473,664
4,716	TECO Energy, Inc.^	81,304
1,784	Vectren Corp.	63,332
4,956	Wisconsin Energy Corp.	204,881
10,773	Xcel Energy, Inc.	300,998

		4,538,758

Office Electronics (0.2%):
26,563	Xerox Corp.	323,271
1,020	Zebra Technologies Corp., Class A*	55,162

		378,433

Oil, Gas & Consumable Fuels (13.6%):
10,265	Anadarko Petroleum Corp.	814,220
438	Antero Resources Corp.*	27,787
8,489	Apache Corp.	729,545
12,549	Chesapeake Energy Corp.	340,580
41,974	Chevron Corp.	5,242,971
1,873	Cimarex Energy Co.	196,496
497	Cobalt International Energy, Inc.*	8,176
26,485	ConocoPhillips	1,871,164
4,954	CONSOL Energy, Inc.	188,450
8,082	Denbury Resources, Inc.*	132,787
8,796	Devon Energy Corp.	544,209
1,570	Energen Corp.	111,078
378	EOG Resources, Inc.	63,444
277	EQT Corp.	24,869
96,276	Exxon Mobil Corp.	9,743,130
949	Golar LNG, Ltd.^	34,439
311	Gulfport Energy Corp.*	19,640
6,647	Hess Corp.	551,701
4,398	HollyFrontier Corp.	218,537
1,206	Kinder Morgan, Inc.	43,416
45	Laredo Petroleum Holdings, Inc.*	1,246
15,356	Marathon Oil Corp.	542,067
6,518	Marathon Petroleum Corp.	597,896
4,135	Murphy Oil Corp.	268,279
2,936	Newfield Exploration Co.*	72,314
6,783	Noble Energy, Inc.	461,990
17,453	Occidental Petroleum Corp.	1,659,780
513	PBF Energy, Inc.^	16,139
5,838	Peabody Energy Corp.	114,016
13,415	Phillips 66	1,034,699
776	Pioneer Natural Resources Co.	142,838
3,490	QEP Resources, Inc.	106,969
10,718	SandRidge Energy, Inc.*^	65,058
14,498	Spectra Energy Corp.	516,419
791	Teekay Shipping Corp.	37,976
2,935	Tesoro Corp.	171,698
3,326	Ultra Petroleum Corp.*^	72,008
11,815	Valero Energy Corp.	595,476
2,349	Whiting Petroleum Corp.*	145,333
6,671	Williams Cos., Inc. (The)	257,300
1,277	World Fuel Services Corp.	55,115
4,340	WPX Energy, Inc.*	88,449

		27,929,704

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (0.1%):
701	Domtar Corp.	$66,133
1,348	International Paper Co.	66,092

		132,225

Personal Products (0.0%):
417	Coty, Inc., Class A	6,359

Pharmaceuticals (6.9%):
4,947	Bristol-Myers Squibb Co.	262,933
16,771	Eli Lilly & Co.	855,321
5,778	Forest Laboratories, Inc.*	346,853
3,586	Hospira, Inc.*	148,030
52,974	Johnson & Johnson Co.	4,851,889
1,274	Mallinckrodt plc*	66,579
65,383	Merck & Co., Inc.	3,272,419
144,816	Pfizer, Inc.	4,435,714

		14,239,738

Professional Services (0.3%):
64	Dun & Bradstreet Corp.	7,856
1,670	Manpower, Inc.	143,386
4,052	Nielsen Holdings NV	185,947
1,413	Towers Watson & Co., Class A	180,313

		517,502

Real Estate Investment Trusts (REITs) (3.7%):
1,548	Alexandria Real Estate Equities, Inc.	98,484
2,271	American Campus Communities, Inc.	73,149
8,590	American Capital Agency Corp.	165,701
886	American Homes 4 Rent, Class A	14,353
20,603	Annaly Capital Management, Inc.	205,412
1,427	Apartment Investment & Management Co., Class A	36,974
2,804	AvalonBay Communities, Inc.	331,517
4,038	BioMed Realty Trust, Inc.	73,169
2,975	Boston Properties, Inc.	298,601
3,395	Brandywine Realty Trust	47,836
1,670	BRE Properties, Inc.	91,366
809	Brixmor Property Group, Inc.*	16,447
1,838	Camden Property Trust	104,545
2,376	CBL & Associates Properties, Inc.	42,673
22,324	Chimera Investment Corp.	69,204
2,572	CommonWealth REIT	59,953
1,853	Corporate Office Properties Trust	43,898
6,334	DDR Corp.	97,354
596	Digital Realty Trust, Inc.^	29,276
3,090	Douglas Emmett, Inc.	71,966
6,973	Duke Realty Corp.	104,874
502	Equity Lifestyle Properties, Inc.	18,187
7,803	Equity Residential Property Trust	404,741
824	Essex Property Trust, Inc.	118,252
2,213	Extra Space Storage, Inc.	93,234
485	Federal Realty Investment Trust	49,184
1,658	Gaming & Leisure Properties, Inc.*	84,243
12,132	General Growth Properties, Inc.	243,489
2,143	Hatteras Financial Corp.	35,017
9,846	HCP, Inc.	357,607
6,165	Health Care REIT, Inc.	330,259
2,418	Healthcare Trust of America, Inc.	23,793

Continued

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
1,224	Home Properties, Inc.	$65,631
3,224	Hospitality Properties Trust	87,145
16,135	Host Hotels & Resorts, Inc.	313,664
1,763	Kilroy Realty Corp.	88,467
8,857	Kimco Realty Corp.	174,926
2,793	Liberty Property Trust	94,599
2,979	Macerich Co. (The)	175,433
1,907	Mack-Cali Realty Corp.	40,962
7,832	MFA Financial, Inc.^	55,294
1,616	Mid-America Apartment Communities, Inc.	98,156
2,565	National Retail Properties, Inc.^	77,796
3,588	Piedmont Office Realty Trust, Inc., Class A^	59,274
1,183	Post Properties, Inc.	53,507
10,794	ProLogis, Inc.	398,838
212	Public Storage, Inc.	31,910
4,251	Realty Income Corp.^	158,690
1,154	Regency Centers Corp.	53,430
2,904	Retail Properties of America, Inc., Class A	36,939
3,776	Senior Housing Properties Trust	83,940
1,699	Simon Property Group, Inc.	258,520
1,878	SL Green Realty Corp.	173,490
6,468	Spirit Realty Capital, Inc.	63,580
4,223	Starwood Property Trust, Inc.	116,977
1,122	Taubman Centers, Inc.	71,718
7,912	Two Harbors Investment Corp.	73,423
5,412	UDR, Inc.	126,370
3,486	Ventas, Inc.	199,678
3,263	Vornado Realty Trust	289,722
2,640	Weingarten Realty Investors^	72,389
1,245	WP Carey, Inc.^	76,381

		7,505,607

Real Estate Management & Development (0.1%):
3,423	Forest City Enterprises, Inc., Class A*	65,379
856	Howard Hughes Corp. (The)*	102,805
956	Jones Lang LaSalle, Inc.	97,885
280	Realogy Holdings Corp.*	13,852
1,251	St. Joe Co. (The)*^	24,007

		303,928

Road & Rail (0.5%):
73	AMERCO, Inc.*	17,362
775	Con-way, Inc.	30,775
11,093	CSX Corp.	319,146
528	Genesee & Wyoming, Inc., Class A*	50,714
5,590	Norfolk Southern Corp.	518,921
1,126	Ryder System, Inc.	83,076

		1,019,994

Semiconductors & Semiconductor Equipment (2.4%):
4,544	Altera Corp.	147,816
3,791	Analog Devices, Inc.	193,076
8,822	Applied Materials, Inc.	156,061
449	Avago Technologies, Ltd.	23,748
6,965	Broadcom Corp., Class A	206,512
2,763	Fairchild Semiconductor International, Inc.*	36,886
1,461	First Solar, Inc.*	79,829
84	Freescale Semiconductor Holdings I, Ltd.*	1,348

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
593	Freescale Semiconductor, Ltd.*	$9,518
100,639	Intel Corp.	2,612,589
3,594	KLA-Tencor Corp.	231,669
2,701	Lam Research Corp.*	147,069
10,530	LSI Corp.	116,041
8,589	Marvell Technology Group, Ltd.	123,510
22,318	Micron Technology, Inc.*	485,641
12,522	NVIDIA Corp.	200,602
484	ON Semiconductor Corp.*	3,988
123	Silicon Laboratories, Inc.*	5,327
702	Skyworks Solutions, Inc.*	20,049
4,132	Teradyne, Inc.*^	72,806

		4,874,085

Software (0.7%):
5,767	Activision Blizzard, Inc.	102,826
6,634	Adobe Systems, Inc.*	397,244
1,003	Autodesk, Inc.*	50,481
7,051	CA, Inc.	237,266
4,621	Compuware Corp.	51,801
1,520	Electronic Arts, Inc.*	34,869
86	FireEye, Inc.*^	3,750
1,451	Micros Systems, Inc.*	83,244
5,665	Nuance Communications, Inc.*	86,108
1,980	Rovi Corp.*	38,986
4,103	Symantec Corp.	96,749
3,332	Synopsys, Inc.*	135,179
103	Veeva Systems, Inc., Class A*^	3,306
12,652	Zynga, Inc.*	48,078

		1,369,887

Specialty Retail (0.6%):
1,396	Aaron’s, Inc.	41,042
1,497	Abercrombie & Fitch Co., Class A	49,266
1,488	American Eagle Outfitters, Inc.	21,427
2,369	Ascena Retail Group, Inc.*	50,128
4,335	Best Buy Co., Inc.	172,880
223	Chico’s FAS, Inc.	4,201
1,334	CST Brands, Inc.	48,984
138	DSW, Inc., Class A	5,897
2,870	Foot Locker, Inc.	118,933
2,576	GameStop Corp., Class A	126,894
1,237	Guess?, Inc.	38,434
1,038	Murphy USA, Inc.*	43,139
1,599	Signet Jewelers, Ltd.	125,841
14,375	Staples, Inc.	228,419

		1,075,485

Textiles, Apparel & Luxury Goods (0.0%):
420	Deckers Outdoor Corp. *	35,473
201	PVH Corp.	27,340

		62,813

Thrifts & Mortgage Finance (0.2%):
1,396	BankUnited, Inc.	45,956
11,463	Hudson City Bancorp, Inc.	108,096
9,553	New York Community Bancorp, Inc.	160,968
6,705	People’s United Financial, Inc.	101,380

Continued

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
1,747	TFS Financial Corp.*	$21,165
2,256	Washington Federal, Inc.	52,542

		490,107

Tobacco (0.0%):
1,658	Reynolds American, Inc.	82,883

Trading Companies & Distributors (0.1%):
1,464	Air Lease Corp.	45,501
1,018	GATX Corp.	53,109
492	HD Supply Holdings, Inc.*	11,813
1,029	MRC Global, Inc.*	33,196
956	WESCO International, Inc.*^	87,063

		230,682

Water Utilities (0.1%):
3,851	American Water Works Co., Inc.	162,743
471	Aqua America, Inc.	11,111

		173,854

Wireless Telecommunication Services (0.2%):
15,025	Sprint Corp.*	161,519
2,063	Telephone & Data Systems, Inc.	53,184
4,106	T-Mobile US, Inc.*	138,126

Shares		Fair Value

Common Stocks, continued
Wireless Telecommunication Services, continued
299	United States Cellular Corp.	$12,504

		365,333

Total Common Stocks (Cost $143,345,613)		201,427,834

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (1.2%):
$2,384,715	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	2,384,715

Total Securities Held as Collateral for Securities on Loan (Cost $2,384,715)		2,384,715

Unaffiliated Investment Company (1.9%):
3,947,247	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	3,947,247

Total Unaffiliated Investment Company (Cost $3,947,247)		3,947,247

Total Investment Securities (Cost $149,677,575)(c) — 100.9%		207,759,796
Net other assets (liabilities) — (0.9)%		(1,953,060)

Net Assets — 100.0%		$205,806,736

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $2,318,024.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2013

Futures Contracts

Cash of $240,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/21/14	49	$4,510,695	$107,733

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$149,306,026
Investments in affiliates, at cost	371,549

Total Investment securities, at cost	$149,677,575

Investments in non-affiliates, at value*	$207,180,656
Investments in affiliates, at value	579,140

Total Investment securities, at value	207,759,796
Cash	3,806
Segregated cash for collateral	240,000
Interest and dividends receivable	331,901
Reclaims receivable	177
Receivable for variation margin on futures contracts	15,275

Total Assets	208,350,955

Liabilities:
Payable for capital shares redeemed	9,556
Payable for collateral received on loaned securities	2,384,715
Manager fees payable	75,284
Administration fees payable	7,530
Distribution fees payable	42,775
Custodian fees payable	6,573
Administrative and compliance services fees payable	869
Trustee fees payable	7
Other accrued liabilities	16,910

Total Liabilities	2,544,219

Net Assets	$205,806,736

Net Assets Consist of:
Capital	$125,354,203
Accumulated net investment income/(loss)	3,206,969
Accumulated net realized gains/(losses) from investment transactions	19,055,610
Net unrealized appreciation/(depreciation) on investments	58,189,954

Net Assets	$205,806,736

Shares of beneficial interest (unlimited number of shares authorized, no par value)	13,998,495
Net Asset Value (offering and redemption price per share)	$14.70

*	Includes securities on loan of $2,318,024.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$4,775,908
Dividends from affiliates	13,658
Income from securities lending	23,151
Foreign withholding tax	(3,107)

Total Investment Income	4,809,610

Expenses:
Manager fees	913,864
Administration fees	72,106
Distribution fees	519,240
Custodian fees	18,937
Administrative and compliance services fees	4,122
Trustee fees	10,641
Professional fees	10,497
Shareholder reports	3,395
Other expenses	47,907

Total expenses	1,600,709

Net Investment Income/(Loss)	3,208,901

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	18,187,951
Net realized gains distributions from affiliated underlying funds	28,901
Net realized gains/(losses) on futures contracts	1,218,041
Change in net unrealized appreciation/depreciation on investments	34,687,233

Net Realized/Unrealized Gains/(Losses) on Investments	54,122,126

Change in Net Assets Resulting From Operations	$57,331,027

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Russell 1000 Value Index Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,208,901	$3,910,447
Net realized gains/(losses) on investment transactions	19,434,893	6,762,469
Change in unrealized appreciation/depreciation on investments	34,687,233	20,975,699

Change in net assets resulting from operations	57,331,027	31,648,615

Dividends to Shareholders:
From net investment income	(3,878,001)	(2,772,256)
From net realized gains	(6,783,630)	(1,698,237)

Change in net assets resulting from dividends to shareholders	(10,661,631)	(4,470,493)

Capital Transactions:
Proceeds from shares issued	6,359,982	34,366,963
Proceeds from dividends reinvested	10,661,631	4,470,493
Value of shares redeemed	(82,266,180)	(24,148,316)

Change in net assets resulting from capital transactions	(65,244,567)	14,689,140

Change in net assets	(18,575,171)	41,867,262
Net Assets:
Beginning of period	224,381,907	182,514,645

End of period	$205,806,736	$224,381,907

Accumulated net investment income/(loss)	$3,206,969	$3,878,996

Share Transactions:
Shares issued	479,565	3,059,186
Dividends reinvested	792,686	384,063
Shares redeemed	(6,227,133)	(2,105,940)

Change in shares	(4,954,882)	1,337,309

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010 (a)
Net Asset Value, Beginning of Period	$11.84	$10.36	$10.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.31	0.20	0.16	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	3.35	1.52	(0.19)	0.39

Total from Investment Activities	3.66	1.72	(0.03)	0.49

Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.15)	(0.10)	—
Net Realized Gains	(0.51)	(0.09)	—	—

Total Dividends	(0.80)	(0.24)	(0.10)	—

Net Asset Value, End of Period	$14.70	$11.84	$10.36	$10.49

Total Return(b)	31.52%	16.63%	(0.25)%	4.90	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$205,807	$224,382	$182,515	$169,075
Net Investment Income/(Loss)(d)	1.54%	1.85%	1.59%	1.68%
Expenses Before Reductions(d)(e)	0.77%	0.78%	0.79%	0.84%
Expenses Net of Reductions(d)	0.77%	0.78%	0.79%	0.84%
Portfolio Turnover Rate	11%	18%	20%	25	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2013

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $2.9 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,272 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $4.5 million as of December 31, 2013. The monthly average notional amount for these contracts was $4.5 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$107,733	Payable for variation margin on futures contracts	$—

*   For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments.
Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/ change in unrealized appreciation/ depreciation on investments	$1,218,041	$113,814

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2013

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Value Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $2,753 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$201,427,834	$—	$201,427,834
Securities Held as Collateral for Securities on Loan	—	2,384,715	2,384,715
Unaffiliated Investment Company	3,947,247	—	3,947,247

Total Investment Securities	205,375,081	2,384,715	207,759,796

Other Financial Instruments*
Futures Contracts	107,733	—	107,733

Total Investments	$205,482,814	$2,384,715	$207,867,529

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Value Index Fund	$22,448,843	$93,167,455

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

19

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2013

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $150,224,269. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$59,915,320
Unrealized depreciation	(2,379,793)

Net unrealized appreciation/(depreciation)	$57,535,527

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$5,586,078	$5,075,553	$10,661,631

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$2,772,256	$1,698,237	$4,470,493

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Value Index Fund	$4,600,621	$18,316,385	$—	$57,535,527	$80,452,533

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Value Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

21

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $5,075,553.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $1,708,076.

22

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

24

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

27

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® S&P 500 Index Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® S&P 500 Index Fund (Class 2 Shares) returned 31.66%1. That compared to a 32.39% total return for its benchmark, the S&P 500® Index2.

The Fund attempts to replicate the performance of the S&P 500® Index of large-cap U.S. stocks.

Equities began the period with a powerful rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened as political and financial instability in Europe—including a stalemate in Italian presidential elections and a banking crisis in Cyprus—gave investors pause later in the first half of the period. However, equities soon regained their momentum as low interest rates and increased global liquidity spurred stock prices higher.

In May, stocks responded negatively to news that the Federal Reserve might begin gradually reducing (or tapering) its monetary stimulus efforts before the end of the year, although stocks rebounded once it became clear that the Fed remained undecided about the timing of the taper. Meanwhile, the modest pace of economic growth boded well for corporate profit margins as the economic recovery was strong enough to support revenues but not so strong as to boost wage growth.

September brought another sharp rally in stock prices, as the Fed decided to delay the taper, despite market expectations to the contrary. The rally was interrupted as budget and debt ceiling negotiations led to a partial government shutdown and fears of a potential technical default in the national debt. Stocks regained their momentum in the fourth quarter once the government reopened and economic indicators improved. The Fed’s announcement in mid-December that it would begin tapering in 2014, but maintain short-term interest rates at their low levels, alleviated the market’s anxiety over the interest rate uncertainty. Investors responded positively, pushing stocks higher to close out the period.

Among sectors in the benchmark, the consumer-driven areas were the strongest performers for the period, fueled by low interest rates, buoyant equity markets and rising home prices. In particular, the consumer discretionary sector performed exceptionally well, as did the health care and industrial sectors. The information technology and consumer staples sectors were also strong performers for the year despite lagging the benchmark index.

The underperformance of the Fund compared to the benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s 500® Index (“S&P 500®”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® S&P 500 Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	32.02%[1]	15.87%	17.54%	5.01%
AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	31.66%[1]	15.56%	17.25%	4.94%
S&P 500® Index	5/1/07	32.39%	16.18%	17.94%	5.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.26%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.51%

Expense Ratios are based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,161.50	$1.31	0.24%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,159.60	$2.67	0.49%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,024.00	$1.22	0.24%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.74	$2.50	0.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	17.7%
Financials	15.3
Health Care	12.4
Consumer Discretionary	12.1
Industrials	10.4
Energy	9.8
Consumer Staples	9.3
Materials	3.3
Utilities	2.8
Telecommunication Services	2.2
Machinery	0.1

Total Common Stock	95.4
Money Market	4.4
Securities Held as Collateral for Securities on Loan	0.3

Total Investment Securities	100.1
Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (95.4%):
Aerospace & Defense (2.7%):
62,690	Boeing Co. (The)	$8,556,558
30,317	General Dynamics Corp.	2,896,789
71,154	Honeywell International, Inc.	6,501,341
8,036	L-3 Communications Holdings, Inc.	858,727
24,398	Lockheed Martin Corp.	3,627,007
20,130	Northrop Grumman Corp.	2,307,099
13,172	Precision Castparts Corp.	3,547,220
28,970	Raytheon Co.	2,627,579
12,272	Rockwell Collins, Inc.	907,146
25,497	Textron, Inc.	937,270
76,549	United Technologies Corp.	8,711,276

		41,478,012

Air Freight & Logistics (0.8%):
13,750	C.H. Robinson Worldwide, Inc.	802,175
18,642	Expeditors International of Washington, Inc.	824,909
26,990	FedEx Corp.	3,880,352
64,820	United Parcel Service, Inc., Class B	6,811,285

		12,318,721

Airlines (0.2%):
77,580	Delta Air Lines, Inc.	2,131,122
63,178	Southwest Airlines Co.	1,190,274

		3,321,396

Auto Components (0.4%):
20,635	BorgWarner, Inc.	1,153,703
25,392	Delphi Automotive plc	1,526,821
22,357	Goodyear Tire & Rubber Co.	533,214
62,115	Johnson Controls, Inc.	3,186,500

		6,400,238

Automobiles (0.7%):
357,679	Ford Motor Co.	5,518,987
103,229	General Motors Co.	4,218,969
20,050	Harley-Davidson, Inc.	1,388,262

		11,126,218

Beverages (2.1%):
14,764	Beam, Inc.	1,004,838
14,693	Brown-Forman Corp., Class B	1,110,350
344,372	Coca-Cola Co. (The)	14,226,007
21,896	Coca-Cola Enterprises, Inc.	966,270
15,075	Constellation Brands, Inc., Class A*	1,060,979
18,194	Dr Pepper Snapple Group, Inc.	886,412
14,340	Molson Coors Brewing Co., Class B	805,191
12,326	Monster Beverage Corp.*	835,333
139,066	PepsiCo, Inc.	11,534,134

		32,429,514

Biotechnology (2.3%):
17,775	Alexion Pharmaceuticals, Inc.*	2,365,142
68,384	Amgen, Inc.	7,806,717
21,420	Biogen Idec, Inc.*	5,992,245
37,366	Celgene Corp.*	6,313,359
139,043	Gilead Sciences, Inc.*	10,449,082
7,114	Regeneron Pharmaceuticals, Inc.*	1,958,057
21,162	Vertex Pharmaceuticals, Inc.*	1,572,337

		36,456,939

Shares		Fair Value
Common Stocks, continued
Building Products (0.0%):
8,098	Allegion plc*	$357,851
32,444	Masco Corp.	738,750

		1,096,601

Capital Markets (2.1%):
17,641	Ameriprise Financial, Inc.	2,029,597
104,147	Bank of New York Mellon Corp. (The)	3,638,896
11,448	BlackRock, Inc., Class A+	3,622,949
105,119	Charles Schwab Corp. (The)	2,733,094
26,093	E*TRADE Financial Corp.*	512,467
36,610	Franklin Resources, Inc.	2,113,495
38,210	Goldman Sachs Group, Inc. (The)	6,773,105
40,252	Invesco, Ltd.	1,465,173
9,626	Legg Mason, Inc.	418,538
125,632	Morgan Stanley	3,939,820
20,371	Northern Trust Corp.	1,260,761
39,808	State Street Corp.	2,921,509
23,646	T. Rowe Price Group, Inc.	1,980,825

		33,410,229

Chemicals (2.5%):
19,139	Air Products & Chemicals, Inc.	2,139,357
6,013	Airgas, Inc.	672,554
5,207	CF Industries Holdings, Inc.	1,213,439
109,982	Dow Chemical Co. (The)	4,883,201
83,941	E.I. du Pont de Nemours & Co.	5,453,647
13,957	Eastman Chemical Co.	1,126,330
24,589	Ecolab, Inc.	2,563,895
12,085	FMC Corp.	911,934
7,430	International Flavor & Fragrances, Inc.	638,831
39,613	LyondellBasell Industries NV, Class A	3,180,132
47,683	Monsanto Co.	5,557,453
30,965	Mosaic Co. (The)	1,463,716
12,879	PPG Industries, Inc.	2,442,631
26,693	Praxair, Inc.	3,470,891
7,810	Sherwin Williams Co.	1,433,135
10,851	Sigma Aldrich Corp.	1,020,103

		38,171,249

Commercial Banks (2.7%):
63,981	BB&T Corp.	2,387,771
16,586	Comerica, Inc.	788,498
80,055	Fifth Third Bancorp	1,683,557
75,423	Huntington Bancshares, Inc.	727,832
81,310	KeyCorp	1,091,180
11,820	M&T Bank Corp.	1,376,084
48,251	PNC Financial Services Group, Inc.	3,743,313
124,916	Regions Financial Corp.	1,235,419
48,538	SunTrust Banks, Inc.	1,786,684
165,608	U.S. Bancorp	6,690,563
434,673	Wells Fargo & Co.	19,734,155
16,773	Zions Bancorp	502,519

		41,747,575

Commercial Services & Supplies (0.5%):
18,180	ADT Corp. (The)	735,745
9,132	Cintas Corp.	544,176
15,460	Iron Mountain, Inc.	469,211
18,343	Pitney Bowes, Inc.	427,392

Continued

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
24,490	Republic Services, Inc.	$813,068
7,772	Stericycle, Inc.*	902,873
42,137	Tyco International, Ltd.	1,729,302
39,567	Waste Management, Inc.	1,775,371

		7,397,138

Communications Equipment (1.7%):
484,828	Cisco Systems, Inc.	10,884,389
7,038	F5 Networks, Inc.*	639,473
9,721	Harris Corp.	678,623
45,793	Juniper Networks, Inc.*	1,033,548
20,879	Motorola Solutions, Inc.	1,409,333
112	Nortel Networks Corp.*	1
153,197	QUALCOMM, Inc.	11,374,876

		26,020,243

Computers & Peripherals (3.8%):
81,588	Apple, Inc.	45,779,843
186,604	EMC Corp.	4,693,091
174,270	Hewlett-Packard Co.	4,876,075
30,915	NetApp, Inc.	1,271,843
20,484	SanDisk Corp.	1,444,941
29,534	Seagate Technology plc	1,658,629
19,089	Western Digital Corp.	1,601,567

		61,325,989

Construction & Engineering (0.2%):
14,820	Fluor Corp.	1,189,898
11,950	Jacobs Engineering Group, Inc.*	752,731
19,533	Quanta Services, Inc.*	616,461

		2,559,090

Construction Materials (0.0%):
11,813	Vulcan Materials Co.	701,928

Consumer Finance (1.0%):
83,542	American Express Co.	7,579,766
52,282	Capital One Financial Corp.	4,005,324
43,435	Discover Financial Services	2,430,188
39,651	SLM Corp.	1,042,028

		15,057,306

Containers & Packaging (0.2%):
8,761	Avery Dennison Corp.	439,715
13,115	Ball Corp.	677,522
9,354	Bemis Co., Inc.	383,140
16,138	MeadWestvaco Corp.	595,976
14,940	Owens-Illinois, Inc.*	534,553
17,806	Sealed Air Corp.	606,294

		3,237,200

Distributors (0.1%):
13,997	Genuine Parts Co.	1,164,410

Diversified Consumer Services (0.0%):
398	Graham Holdings Co., Class B*	264,001
24,893	H&R Block, Inc.	722,893

		986,894

Diversified Financial Services (4.7%):
967,198	Bank of America Corp.	15,059,273
163,225	Berkshire Hathaway, Inc., Class B*	19,351,956

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services, continued
275,030	Citigroup, Inc.	$14,331,813
28,564	CME Group, Inc.	2,241,131
10,422	IntercontinentalExchange Group, Inc.	2,344,116
340,881	JPMorgan Chase & Co.	19,934,720
28,488	Leucadia National Corp.	807,350
17,165	Moody’s Corp.	1,346,938
10,496	NASDAQ OMX Group, Inc. (The)	417,741

		75,835,038

Diversified Telecommunication Services (2.1%):
477,699	AT&T, Inc.	16,795,897
53,598	CenturyLink, Inc.	1,707,096
90,865	Frontier Communications Corp.^	422,522
259,502	Verizon Communications, Inc.	12,751,928
53,885	Windstream Holdings, Inc.^	430,002

		32,107,445

Electric Utilities (1.5%):
44,187	American Electric Power Co., Inc.	2,065,300
64,019	Duke Energy Corp.	4,417,952
29,544	Edison International	1,367,887
16,205	Entergy Corp.	1,025,290
77,703	Exelon Corp.	2,128,285
38,014	FirstEnergy Corp.	1,253,702
39,028	NextEra Energy, Inc.	3,341,577
28,609	Northeast Utilities	1,212,736
22,641	Pepco Holdings, Inc.	433,122
9,997	Pinnacle West Capital Corp.	529,041
57,151	PPL Corp.	1,719,674
79,903	Southern Co. (The)	3,284,812

		22,779,378

Electrical Equipment (0.7%):
22,200	AMETEK, Inc.	1,169,274
43,027	Eaton Corp. plc	3,275,215
63,835	Emerson Electric Co.	4,479,941
12,574	Rockwell Automation, Inc.	1,485,744
9,015	Roper Industries, Inc.	1,250,200

		11,660,374

Electronic Equipment, Instruments & Components (0.4%):
14,353	Amphenol Corp., Class A	1,280,001
131,231	Corning, Inc.	2,338,537
12,913	FLIR Systems, Inc.	388,681
16,762	Jabil Circuit, Inc.	292,329
37,212	TE Connectivity, Ltd.	2,050,753

		6,350,301

Energy Equipment & Services (1.8%):
40,191	Baker Hughes, Inc.	2,220,955
21,570	Cameron International Corp.*	1,284,062
6,318	Diamond Offshore Drilling, Inc.	359,621
21,232	Ensco plc, Class A, ADR	1,214,046
21,454	FMC Technologies, Inc.*	1,120,113
76,865	Halliburton Co.	3,900,899
9,679	Helmerich & Payne, Inc.	813,810
23,603	Nabors Industries, Ltd.	401,015
38,820	National-Oilwell Varco, Inc.	3,087,355
23,029	Noble Corp. plc	862,897

Continued

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
11,291	Rowan Cos. plc, Class A*	$399,250
119,421	Schlumberger, Ltd.	10,761,025
30,736	Transocean, Ltd.	1,518,973

		27,944,021

Food & Staples Retailing (2.1%):
39,620	Costco Wholesale Corp.	4,715,176
107,931	CVS Caremark Corp.	7,724,622
47,110	Kroger Co. (The)	1,862,258
22,314	Safeway, Inc.	726,767
52,737	Sysco Corp.	1,903,806
78,970	Walgreen Co.	4,536,037
146,709	Wal-Mart Stores, Inc.	11,544,531
33,745	Whole Foods Market, Inc.	1,951,473

		34,964,670

Food Products (1.5%):
59,664	Archer-Daniels-Midland Co.	2,589,418
16,224	Campbell Soup Co.	702,175
38,256	ConAgra Foods, Inc.	1,289,227
57,515	General Mills, Inc.	2,870,574
13,593	Hershey Co.	1,321,647
12,237	Hormel Foods Corp.	552,745
9,556	J.M. Smucker Co. (The)	990,193
23,319	Kellogg Co.	1,424,091
54,033	Kraft Foods Group, Inc., Class A	2,913,459
11,996	McCormick & Co.	826,764
18,316	Mead Johnson Nutrition Co.	1,534,148
159,032	Mondelez International, Inc., Class A	5,613,830
24,630	Tyson Foods, Inc., Class A	824,120

		23,452,391

Gas Utilities (0.1%):
10,781	AGL Resources, Inc.	509,187
18,742	ONEOK, Inc.	1,165,377

		1,674,564

Health Care Equipment & Supplies (1.9%):
140,207	Abbott Laboratories	5,374,135
49,211	Baxter International, Inc.	3,422,625
17,600	Becton, Dickinson & Co.	1,944,624
121,077	Boston Scientific Corp.*	1,455,346
7,063	C.R. Bard, Inc.	946,018
19,164	CareFusion Corp.*	763,110
41,712	Covidien plc	2,840,587
12,934	DENTSPLY International, Inc.	627,040
9,921	Edwards Lifesciences Corp.*	652,405
3,452	Intuitive Surgical, Inc.*	1,325,844
90,530	Medtronic, Inc.	5,195,517
26,426	St. Jude Medical, Inc.	1,637,091
26,766	Stryker Corp.	2,011,197
9,587	Varian Medical Systems, Inc.*	744,814
15,481	Zimmer Holdings, Inc.	1,442,674

		30,383,027

Health Care Providers & Services (1.9%):
33,325	Aetna, Inc.	2,285,762
20,859	AmerisourceBergen Corp.	1,466,596
30,932	Cardinal Health, Inc.	2,066,567

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
25,065	CIGNA Corp.	$2,192,686
16,040	DaVita, Inc.*	1,016,455
73,069	Express Scripts Holding Co.*	5,132,367
14,138	Humana, Inc.	1,459,324
7,925	Laboratory Corp. of America Holdings*	724,107
20,817	McKesson, Inc.	3,359,864
7,562	Patterson Cos., Inc.	311,554
13,187	Quest Diagnostics, Inc.	706,032
8,998	Tenet Healthcare Corp.*	378,996
91,292	UnitedHealth Group, Inc.	6,874,288
26,788	WellPoint, Inc.	2,474,943

		30,449,541

Health Care Technology (0.1%):
26,769	Cerner Corp.*	1,492,104

Hotels, Restaurants & Leisure (1.7%):
39,793	Carnival Corp.	1,598,485
2,805	Chipotle Mexican Grill, Inc.*	1,494,448
11,844	Darden Restaurants, Inc.	643,958
22,570	International Game Technology	409,871
20,371	Marriott International, Inc., Class A	1,005,513
90,229	McDonald’s Corp.	8,754,920
68,303	Starbucks Corp.	5,354,272
17,366	Starwood Hotels & Resorts Worldwide, Inc.	1,379,729
11,816	Wyndham Worldwide Corp.	870,721
7,324	Wynn Resorts, Ltd.	1,422,394
40,382	Yum! Brands, Inc.	3,053,283

		25,987,594

Household Durables (0.4%):
25,824	D.R. Horton, Inc.	576,392
11,185	Garmin, Ltd.^	516,971
6,125	Harman International Industries, Inc.	501,331
12,912	Leggett & Platt, Inc.	399,497
15,090	Lennar Corp.^	596,960
5,517	Mohawk Industries, Inc.*	821,481
26,043	Newell Rubbermaid, Inc.	844,054
31,262	PulteGroup, Inc.	636,807
7,118	Whirlpool Corp.	1,116,530

		6,010,023

Household Products (1.9%):
11,702	Clorox Co. (The)^	1,085,478
79,702	Colgate-Palmolive Co.	5,197,367
34,607	Kimberly-Clark Corp.	3,615,047
246,487	Procter & Gamble Co. (The)	20,066,507

		29,964,399

Independent Power Producers & Energy Traders (0.1%):
59,389	AES Corp. (The)	861,734
29,351	NRG Energy, Inc.	842,961

		1,704,695

Industrial Conglomerates (2.4%):
57,999	3M Co.	8,134,360
54,376	Danaher Corp.	4,197,827
917,436	General Electric Co.	25,715,731

		38,047,918

Continued

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Insurance (2.8%):
30,837	ACE, Ltd.	$3,192,555
42,276	AFLAC, Inc.	2,824,037
41,245	Allstate Corp. (The)	2,249,502
133,511	American International Group, Inc.	6,815,737
27,299	Aon plc	2,290,113
6,594	Assurant, Inc.	437,644
22,829	Chubb Corp. (The)	2,205,966
13,387	Cincinnati Financial Corp.	701,077
44,876	Genworth Financial, Inc., Class A*	696,924
40,541	Hartford Financial Services Group, Inc. (The)	1,468,800
23,789	Lincoln National Corp.	1,227,988
27,735	Loews Corp.	1,337,936
49,763	Marsh & McLennan Cos., Inc.	2,406,539
101,657	MetLife, Inc.	5,481,345
24,884	Principal Financial Group, Inc.	1,227,030
50,055	Progressive Corp. (The)	1,365,000
41,985	Prudential Financial, Inc.	3,871,857
8,199	Torchmark Corp.	640,752
33,013	Travelers Cos., Inc. (The)	2,988,997
23,682	UnumProvident Corp.	830,765
25,645	XL Group plc, Class B	816,537

		45,077,101

Internet & Catalog Retail (1.4%):
33,621	Amazon.com, Inc.*	13,407,718
9,338	Expedia, Inc.	650,485
5,368	Netflix, Inc.*	1,976,337
4,663	Priceline.com, Inc.*	5,420,271
10,048	TripAdvisor, Inc.*	832,276

		22,287,087

Internet Software & Services (3.0%):
16,195	Akamai Technologies, Inc.*	764,080
105,654	eBay, Inc.*	5,799,348
149,105	Facebook, Inc., Class A*	8,150,079
25,446	Google, Inc., Class A*	28,517,587
11,682	VeriSign, Inc.*	698,350
85,550	Yahoo!, Inc.*	3,459,642

		47,389,086

IT Services (3.5%):
57,648	Accenture plc, Class A	4,739,819
4,409	Alliance Data Systems Corp.*	1,159,258
43,655	Automatic Data Processing, Inc.	3,527,761
27,394	Cognizant Technology Solutions Corp., Class A*	2,766,246
13,349	Computer Sciences Corp.	745,942
26,400	Fidelity National Information Services, Inc.	1,417,152
23,390	Fiserv, Inc.*	1,381,180
92,557	International Business Machines Corp.	17,360,917
9,388	MasterCard, Inc., Class A	7,843,298
29,473	Paychex, Inc.	1,341,906
14,826	Teradata Corp.*	674,435
15,151	Total System Services, Inc.	504,225
46,177	Visa, Inc., Class A	10,282,694
50,173	Western Union Co.	865,484

		54,610,317

Shares		Fair Value
Common Stocks, continued
Leisure Equipment & Products (0.1%):
10,493	Hasbro, Inc.	$577,220
30,689	Mattel, Inc.	1,460,183

		2,037,403

Life Sciences Tools & Services (0.5%):
29,996	Agilent Technologies, Inc.	1,715,471
15,694	Life Technologies Corp.*	1,189,605
10,182	PerkinElmer, Inc.	419,804
32,770	Thermo Fisher Scientific, Inc.	3,648,940
7,746	Waters Corp.*	774,600

		7,748,420

Machinery (1.7%):
57,704	Caterpillar, Inc.	5,240,101
15,801	Cummins, Inc.	2,227,467
34,716	Deere & Co.	3,170,613
15,449	Dover Corp.	1,491,446
12,647	Flowserve Corp.	996,963
37,027	Illinois Tool Works, Inc.	3,113,230
24,295	Ingersoll-Rand plc	1,496,572
9,660	Joy Global, Inc.	565,013
32,109	PACCAR, Inc.	1,899,890
10,046	Pall Corp.	857,426
13,533	Parker Hannifin Corp.	1,740,885
18,103	Pentair, Ltd., Registered Shares	1,406,060
5,287	Snap-On, Inc.	579,032
14,075	Stanley Black & Decker, Inc.	1,135,712
16,729	Xylem, Inc.	578,823

		26,499,233

Media (3.7%):
19,446	Cablevision Systems Corp., Class A	348,667
50,606	CBS Corp., Class B	3,225,626
236,309	Comcast Corp., Class A	12,279,796
44,311	DIRECTV, Inc., Class A*	3,061,447
20,464	Discovery Communications, Inc., Class A*	1,850,355
20,665	Gannett Co., Inc.	611,271
37,745	Interpublic Group of Cos., Inc. (The)	668,087
24,556	McGraw-Hill Cos., Inc. (The)	1,920,279
45,262	News Corp., Class A*	815,621
23,337	Omnicom Group, Inc.	1,735,573
9,945	Scripps Networks Interactive, Class A	859,347
25,562	Time Warner Cable, Inc.	3,463,651
82,040	Time Warner, Inc.	5,719,829
177,945	Twenty-First Century Fox, Inc.	6,260,105
36,802	Viacom, Inc., Class B	3,214,287
148,195	Walt Disney Co. (The)	11,322,098

		57,356,039

Metals & Mining (0.5%):
97,218	Alcoa, Inc.^	1,033,427
9,813	Allegheny Technologies, Inc.	349,637
13,919	Cliffs Natural Resources, Inc.^	364,817
94,139	Freeport-McMoRan Copper & Gold, Inc.	3,552,806
45,238	Newmont Mining Corp.	1,041,831
28,855	Nucor Corp.	1,540,280
13,148	United States Steel Corp.^	387,866

		8,270,664

Continued

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Multiline Retail (0.7%):
26,717	Dollar General Corp.*	$1,611,569
18,870	Dollar Tree, Inc.*	1,064,645
8,780	Family Dollar Stores, Inc.	570,437
18,253	Kohl’s Corp.	1,035,858
33,414	Macy’s, Inc.	1,784,308
12,975	Nordstrom, Inc.	801,855
57,317	Target Corp.	3,626,446

		10,495,118

Multi-Utilities (1.1%):
22,054	Ameren Corp.	797,473
38,959	CenterPoint Energy, Inc.	903,070
24,166	CMS Energy Corp.	646,924
26,559	Consolidated Edison, Inc.	1,468,182
52,633	Dominion Resources, Inc.	3,404,828
15,999	DTE Energy Co.	1,062,174
7,234	Integrys Energy Group, Inc.	393,602
28,415	NiSource, Inc.	934,285
40,689	PG&E Corp.	1,638,953
45,871	Public Service Enterprise Group, Inc.	1,469,707
12,724	SCANA Corp.	597,137
20,611	Sempra Energy	1,850,043
18,569	TECO Energy, Inc.^	320,130
20,541	Wisconsin Energy Corp.	849,165
45,126	Xcel Energy, Inc.	1,260,820

		17,596,493

Office Electronics (0.1%):
104,938	Xerox Corp.	1,277,095

Oil, Gas & Consumable Fuels (8.1%):
45,636	Anadarko Petroleum Corp.	3,619,848
36,202	Apache Corp.	3,111,200
38,245	Cabot Oil & Gas Corp.	1,482,376
45,836	Chesapeake Energy Corp.	1,243,989
174,392	Chevron Corp.	21,783,305
111,091	ConocoPhillips	7,848,579
20,800	CONSOL Energy, Inc.	791,232
33,251	Denbury Resources, Inc.*	546,314
34,607	Devon Energy Corp.	2,141,135
24,762	EOG Resources, Inc.	4,156,054
13,689	EQT Corp.	1,228,998
396,134	Exxon Mobil Corp.	40,088,760
25,793	Hess Corp.	2,140,819
61,055	Kinder Morgan, Inc.	2,197,980
63,170	Marathon Oil Corp.	2,229,901
27,297	Marathon Petroleum Corp.	2,503,954
15,971	Murphy Oil Corp.	1,036,198
12,331	Newfield Exploration Co.*	303,713
32,579	Noble Energy, Inc.	2,218,956
73,093	Occidental Petroleum Corp.	6,951,144
24,527	Peabody Energy Corp.	479,012
54,366	Phillips 66	4,193,250
12,921	Pioneer Natural Resources Co.	2,378,368
16,297	QEP Resources, Inc.	499,503
14,852	Range Resources Corp.	1,252,172
31,801	Southwestern Energy Co.*	1,250,733
60,759	Spectra Energy Corp.	2,164,236
12,045	Tesoro Corp.	704,633

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
48,927	Valero Energy Corp.	$2,465,921
61,973	Williams Cos., Inc. (The)	2,390,299
18,231	WPX Energy, Inc.*	371,548

		125,774,130

Paper & Forest Products (0.1%):
40,227	International Paper Co.	1,972,330

Personal Products (0.2%):
39,416	Avon Products, Inc.	678,744
23,241	Estee Lauder Co., Inc. (The), Class A	1,750,512

		2,429,256

Pharmaceuticals (5.7%):
144,219	Abbvie, Inc.	7,616,205
15,775	Actavis, Inc. plc*	2,650,200
26,946	Allergan, Inc.	2,993,162
149,307	Bristol-Myers Squibb Co.	7,935,667
89,904	Eli Lilly & Co.	4,585,104
21,473	Forest Laboratories, Inc.*	1,289,024
15,056	Hospira, Inc.*	621,512
255,846	Johnson & Johnson Co.	23,432,935
264,959	Merck & Co., Inc.	13,261,198
34,706	Mylan, Inc.*	1,506,240
12,089	Perrigo Co. plc	1,855,178
587,699	Pfizer, Inc.	18,001,220
45,340	Zoetis, Inc.	1,482,165

		87,229,810

Professional Services (0.2%):
3,460	Dun & Bradstreet Corp.	424,715
11,024	Equifax, Inc.	761,648
22,899	Nielsen Holdings NV	1,050,835
12,623	Robert Half International, Inc.	530,040

		2,767,238

Real Estate Investment Trusts (REITs) (1.8%):
35,786	American Tower Corp.	2,856,440
13,263	Apartment Investment & Management Co., Class A	343,644
11,031	AvalonBay Communities, Inc.	1,304,195
13,852	Boston Properties, Inc.	1,390,325
30,394	Equity Residential Property Trust	1,576,537
48,749	General Growth Properties, Inc.	978,392
41,369	HCP, Inc.	1,502,522
26,137	Health Care REIT, Inc.	1,400,159
68,463	Host Hotels & Resorts, Inc.	1,330,921
37,236	Kimco Realty Corp.	735,411
12,774	Macerich Co. (The)	752,261
15,995	Plum Creek Timber Co., Inc.	743,927
45,224	ProLogis, Inc.	1,671,027
13,106	Public Storage, Inc.	1,972,715
28,140	Simon Property Group, Inc.	4,281,783
26,655	Ventas, Inc.	1,526,798
15,774	Vornado Realty Trust	1,400,573
52,844	Weyerhaeuser Co.	1,668,285

		27,435,915

Real Estate Management & Development (0.0%):
25,205	CBRE Group, Inc.*	662,892

Continued

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Road & Rail (0.9%):
91,919	CSX Corp.	$2,644,510
10,018	Kansas City Southern Industries, Inc.	1,240,529
28,012	Norfolk Southern Corp.	2,600,354
4,757	Ryder System, Inc.	350,971
41,764	Union Pacific Corp.	7,016,352

		13,852,716

Semiconductors & Semiconductor Equipment (1.9%):
29,041	Altera Corp.	944,704
28,242	Analog Devices, Inc.	1,438,365
109,336	Applied Materials, Inc.	1,934,154
48,931	Broadcom Corp., Class A	1,450,804
6,364	First Solar, Inc.*	347,729
450,767	Intel Corp.	11,701,912
15,064	KLA-Tencor Corp.	971,025
14,726	Lam Research Corp.*	801,831
21,197	Linear Technology Corp.	965,523
49,414	LSI Corp.	544,542
17,934	Microchip Technology, Inc.^	802,547
95,288	Micron Technology, Inc.*	2,073,467
52,589	NVIDIA Corp.	842,476
99,254	Texas Instruments, Inc.	4,358,243
24,282	Xilinx, Inc.	1,115,029

		30,292,351

Software (3.3%):
42,156	Adobe Systems, Inc.*	2,524,301
20,412	Autodesk, Inc.*	1,027,336
29,463	CA, Inc.	991,430
16,902	Citrix Systems, Inc.*	1,069,052
27,871	Electronic Arts, Inc.*	639,361
25,830	Intuit, Inc.	1,971,346
688,859	Microsoft Corp.	25,783,993
318,216	Oracle Corp.	12,174,944
17,208	Red Hat, Inc.*	964,336
50,265	Salesforce.com, Inc.*	2,774,125
63,116	Symantec Corp.	1,488,275

		51,408,499

Specialty Retail (2.1%):
5,844	AutoNation, Inc.*	290,388
3,086	AutoZone, Inc.*	1,474,923
19,473	Bed Bath & Beyond, Inc.*	1,563,682
24,735	Best Buy Co., Inc.	986,432
20,253	CarMax, Inc.*	952,296
10,627	GameStop Corp., Class A	523,486
24,021	Gap, Inc. (The)	938,741
127,697	Home Depot, Inc. (The)	10,514,572
22,137	L Brands, Inc.	1,369,173
94,835	Lowe’s Cos., Inc.	4,699,074
9,732	O’Reilly Automotive, Inc.*	1,252,606
9,444	PetSmart, Inc.	687,051
19,649	Ross Stores, Inc.	1,472,300
60,041	Staples, Inc.	954,051
10,002	Tiffany & Co.	927,986

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
64,491	TJX Cos., Inc. (The)	$4,110,011
9,914	Urban Outfitters, Inc.*	367,809

		33,084,581

Textiles, Apparel & Luxury Goods (0.8%):
25,432	Coach, Inc.	1,427,498
4,455	Fossil Group, Inc.*	534,333
16,230	Michael Kors Holdings, Ltd.*	1,317,714
67,758	Nike, Inc., Class B	5,328,489
7,414	PVH Corp.	1,008,452
5,407	Ralph Lauren Corp.	954,714
31,972	V.F. Corp.	1,993,134

		12,564,334

Thrifts & Mortgage Finance (0.1%):
43,210	Hudson City Bancorp, Inc.	407,470
28,818	People’s United Financial, Inc.	435,728

		843,198

Tobacco (1.5%):
181,360	Altria Group, Inc.	6,962,410
33,403	Lorillard, Inc.	1,692,864
145,283	Philip Morris International, Inc.	12,658,508
28,425	Reynolds American, Inc.	1,420,966

		22,734,748

Trading Companies & Distributors (0.2%):
24,756	Fastenal Co.	1,176,158
5,602	W.W. Grainger, Inc.	1,430,862

		2,607,020

Wireless Telecommunication Services (0.1%):
30,264	Crown Castle International Corp.*	2,222,286

Total Common Stocks (Cost $954,028,476)		1,495,739,733

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (0.3%):
$4,028,027	Allianz Variable Insurance Products Securities Lending Collateral Trust (a)	4,028,027

Total Securities Held as Collateral for Securities on Loan (Cost $4,028,027)		4,028,027

Unaffiliated Investment Company (4.4%):
69,534,413	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (b)	69,534,413

Total Unaffiliated Investment Company (Cost $69,534,413)		69,534,413

Total Investment Securities (Cost $1,027,590,916)(c) — 100.1%		1,569,302,173
Net other assets (liabilities) — (0.1)%		(2,279,721)

Net Assets — 100.0%		$1,567,022,452

Continued

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2013

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $3,892,457.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/21/14	774	$71,250,570	$1,751,610

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$1,027,590,916

Investment securities, at value*	$1,569,302,173
Cash	5,033
Interest and dividends receivable	2,016,954
Receivable for capital shares issued	1,203,322
Reclaims receivable	729
Receivable for variation margin on futures contracts	243,583

Total Assets	1,572,771,794

Liabilities:
Payable for capital shares redeemed	902,878
Payable for collateral received on loaned securities	4,028,027
Manager fees payable	225,730
Administration fees payable	51,296
Distribution fees payable	320,510
Custodian fees payable	13,545
Administrative and compliance services fees payable	6,098
Trustee fees payable	46
Other accrued liabilities	201,212

Total Liabilities	5,749,342

Net Assets	$1,567,022,452

Net Assets Consist of:
Capital	$1,091,288,590
Accumulated net investment income/(loss)	20,133,607
Accumulated net realized gains/(losses) from investment transactions	(87,862,612)
Net unrealized appreciation/(depreciation) on investments	543,462,867

Net Assets	$1,567,022,452

Class 1
Net Assets	$19,333,837
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,491,833
Net Asset Value (offering and redemption price per share)	$12.96

Class 2
Net Assets	$1,547,688,615
Shares of beneficial interest (unlimited number of shares authorized, no par value)	120,152,542
Net Asset Value (offering and redemption price per share)	$12.88

*	Includes securities on loan of $3,892,457.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$26,539,084
Income from securities lending	50,355
Foreign withholding tax	(3,912)

Total Investment Income	26,585,527

Expenses:
Manager fees	2,198,562
Administration fees	392,633
Distribution fees — Class 2	3,190,464
Custodian fees	47,650
Administrative and compliance services fees	25,093
Trustee fees	63,996
Professional fees	68,216
Shareholder reports	49,399
Recoupment of prior expenses reimbursed by the manager	19,565
Other expenses	296,607

Total expenses	6,352,185

Net Investment Income/(Loss)	20,233,342

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	6,876,371
Net realized gains/(losses) on futures contracts	9,939,410
Change in net unrealized appreciation/depreciation on investments	315,124,535

Net Realized/Unrealized Gains/(Losses) on Investments	331,940,316

Change in Net Assets Resulting From Operations	$352,173,658

See accompanying notes to the financial statements.

11

Statements of Changes in Net Assets

	AZL S&P 500 Index Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$20,233,342	$16,296,225
Net realized gains/(losses) on investment transactions	16,815,781	4,618,768
Change in unrealized appreciation/depreciation on investments	315,124,535	102,810,844

Change in net assets resulting from operations	352,173,658	123,725,837

Dividends to Shareholders:
From net investment income:
Class 1	(231,746)	(187,650)
Class 2	(15,948,931)	(10,467,318)

Change in net assets resulting from dividends to shareholders	(16,180,677)	(10,654,968)

Capital Transactions:
Class 1
Proceeds from shares issued	2,374,133	1,630,983
Proceeds from dividends reinvested	231,746	187,650
Value of shares redeemed	(2,576,769)	(2,366,566)

Total Class 1	29,110	(547,933)

Class 2
Proceeds from shares issued	267,637,519	217,127,383
Proceeds from dividends reinvested	15,948,931	10,467,318
Value of shares redeemed	(87,266,590)	(51,817,713)

Total Class 2	196,319,860	175,776,988

Change in net assets resulting from capital transactions	196,348,970	175,229,055

Change in net assets	532,341,951	288,299,924
Net Assets:
Beginning of period	1,034,680,501	746,380,577

End of period	$1,567,022,452	$1,034,680,501

Accumulated net investment income/(loss)	$20,133,607	$16,363,497

Share Transactions:
Class 1
Shares issued	208,259	168,979
Dividends reinvested	19,740	18,878
Shares redeemed	(226,450)	(246,733)

Total Class 1 Shares	1,549	(58,876)

Class 2
Shares issued	23,358,224	22,883,498
Dividends reinvested	1,365,490	1,058,374
Shares redeemed	(7,610,457)	(5,447,314)

Total Class 2 Shares	17,113,257	18,494,558

Change in shares	17,114,806	18,435,682

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Class 1
Net Asset Value, Beginning of Period	$9.95	$8.71	$8.68	$7.71	$6.16

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.19 (a)	0.16 (a)	0.14 (a)	0.13	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	2.96	1.17	— (b)	0.98	1.45

Total from Investment Activities	3.17	1.36	0.16	1.12	1.58

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.12)	(0.13)	(0.13)	(0.03)
Net Realized Gains	—	—	—	(0.02)	—

Total Dividends	(0.16)	(0.12)	(0.13)	(0.15)	(0.03)

Net Asset Value, End of Period	$12.96	$9.95	$8.71	$8.68	$7.71

Total Return(c)	32.02%	15.66%	1.88%	14.75%	25.69%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$19,334	$14,828	$13,488	$15,506	$14,462
Net Investment Income/(Loss)	1.81%	2.00%	1.79%	1.79%	2.06%
Expenses Before Reductions(d)	0.24%	0.26%	0.27%	0.29%	0.30%
Expenses Net of Reductions	0.24%	0.26%	0.26%	0.24%	0.24%
Portfolio Turnover Rate(e)	4%	3%	2%	14%	16	%(f)
Class 2
Net Asset Value, Beginning of Period	$9.90	$8.67	$8.65	$7.68	$6.15

Investment Activities:
Net Investment Income/(Loss)	0.18 (a)	0.17 (a)	0.14 (a)	0.12 (a)	0.12	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	2.94	1.17	(0.01)	0.98	1.44

Total from Investment Activities	3.12	1.34	0.13	1.10	1.56

Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.11)	(0.11)	(0.11)	(0.03)
Net Realized Gains	—	—	—	(0.02)	—

Total Dividends	(0.14)	(0.11)	(0.11)	(0.13)	(0.03)

Net Asset Value, End of Period	$12.88	$9.90	$8.67	$8.65	$7.68

Total Return(c)	31.66%	15.42%	1.55%	14.57%	25.36%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,547,689	$1,019,853	$732,892	$594,350	$707,448
Net Investment Income/(Loss)	1.56%	1.77%	1.56%	1.51%	1.78%
Expenses Before Reductions(d)	0.49%	0.51%	0.52%	0.54%	0.54%
Expenses Net of Reductions	0.49%	0.51%	0.51%	0.49%	0.49%
Portfolio Turnover Rate(e)	4%	3%	2%	14%	16	%(f)

(a)	Average shares method used in calculation.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 37%.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

14

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2013

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $6 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $4,960 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $71.3 million as of December 31, 2013. The monthly average notional amount for these contracts was $50.7 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$1,751,610	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/ change in unrealized appreciation/ depreciation on investments	$9,939,410	$1,828,932

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2013

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2013, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2014	Total
AZL S&P 500 Index Fund	$53,390	$53,390

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $15,834 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2013

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$1,495,739,733	$—	$1,495,739,733
Securities Held as Collateral for Securities on Loan	—	4,028,027	4,028,027
Unaffiliated Investment Company	69,534,413	—	69,534,413

Total Investment Securities	1,565,274,146	4,028,027	1,569,302,173

Other Financial Instruments*
Futures Contracts	1,751,610	—	1,751,610

Total Investments	$1,567,025,756	$4,028,027	$1,571,053,783

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$234,248,252	$44,144,870

17

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2013

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $1,040,856,867. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$549,117,698
Unrealized depreciation	(20,672,392)

Net unrealized appreciation/(depreciation)	$528,445,306

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2016
AZL S&P 500 Index Fund	$72,823,092

During the year ended December 31, 2013, the Fund utilized $19,707,155 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$16,180,677	$—	$16,180,677

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$10,654,968	$—	$10,654,968

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL S&P 500 Index Fund	$20,111,648	$—	$(72,823,092)	$528,445,306	$475,733,862

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.
The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

22

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

23

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

25

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Schroder Emerging Markets

Equity Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares) returned -2.10% compared to a -2.27% total return for its benchmark, the MSCI Emerging Markets Index1.

Emerging markets equities struggled during the period, underperforming developed markets equities by a wide margin. The large gap in performance relates to investor expectations in the wake of the financial crisis. Developed markets have done better than expected, due in part to a steady recovery in the U.S. economy. While absolute growth in the emerging markets has been stronger than in the developed economies, it has not met expectations despite low debt levels and strong demographic and consumer trends. Performance varied within emerging markets during the period, however. In May, news that the U.S. Federal Reserve was planning to taper its quantitative easing efforts sparked liquidity concerns in some emerging market countries with large current account deficits, such as Indonesia, Turkey, India, South Africa and Brazil. Countries with large current account surpluses, such as China, Russia, South Korea and Taiwan, fared much better in that environment.

The Fund’s absolute return suffered from the poor performance of emerging markets. Nevertheless the Fund outperformed its benchmark primarily due to a combination of stock selection and country allocations. In general, the Fund’s strategy of choosing non-state-owned enterprises in Russia and China helped boost its relative return. Specifically, positions in two Chinese Internet companies and an Asian insurer contributed positively to the Fund’s performance, as did positions in two Internet companies in Russia. In addition, the Fund benefited from holding no exposure to a benchmark-held potash mining company in Russia that suffered from falling potash prices.*

The overweight allocation to China afforded the Fund additional benefits, because despite the slowing Chinese economy, Chinese stocks performed well due to the country’s current account surplus and positive sentiment following economic reform announcements. Additionally, we positioned the Fund with no exposure to Chile due to that country’s continuing struggles with weakening commodity prices and expensive valuations. That strategy benefited performance as Chilean stocks performed relatively poorly during the period. Similarly, the Fund benefited from its lack of exposure to Indonesia, as that country was hurt by such factors as a slowdown in Chinese demand for coal—a major Indonesian export—as well as concerns about Fed tapering and a tightening of policy.*

Individual stock selection in South Korea and Brazil detracted from the Fund’s relative performance. Those individual holdings included a South Korean electronics company, which suffered as investors began to question margins on smartphones, and two Brazilian companies that were negatively impacted by rising interest rates. The Fund’s relative performance also suffered from an underweight allocation to Taiwan, which performed well during the period, as it is a perceived beneficiary of improving global growth. Furthermore, an overweight position in Thailand was a detractor due to slowing growth and the political unrest that negatively affected its equity market toward the end of the year.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of withholding tax) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Investors cannot invest directly in an index.

1

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s subadviser believes to be “emerging market” issuers.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	5/6/07	-1.96%	-0.41%	13.91%	1.47%
AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	5/1/06	-2.10%	-0.66%	13.61%	3.00%
MSCI Emerging Markets Index (gross of withholding taxes)	5/1/06	-2.27%	-1.74%	15.15%	5.02%
MSCI Emerging Markets Index (net of withholding taxes)	5/1/06	-2.60%	-2.06%	14.79%	4.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	1.40%
AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	1.65%

Expense Ratios are based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 1.08%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.40% for Class 1 Shares and 1.65% for Class 2 Shares through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Schroder Emerging Markets Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Schroder Emerging Markets Equity Fund, Class 1	$1,000.00	$1,096.10	$6.92	1.31%
AZL Schroder Emerging Markets Equity Fund, Class 2	$1,000.00	$1,094.90	$8.24	1.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Schroder Emerging Markets Equity Fund, Class 1	$1,000.00	$1,018.60	$6.67	1.31%
AZL Schroder Emerging Markets Equity Fund, Class 2	$1,000.00	$1,017.34	$7.93	1.56%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	31.0%
Information Technology	21.7
Energy	12.3
Consumer Discretionary	9.5
Consumer Staples	7.5
Materials	7.1
Telecommunication Services	5.5
Industrials	2.4
Health Care	2.0
Services	0.5

Total Common Stock and Preferred Stock	99.5
Securities Held as Collateral for Securities on Loan	1.5
Money Market	0.5

Total Investment Securities	101.5
Net other assets (liabilities)	(1.5)

Net Assets	100.0%

3

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (99.2%):
Airlines (0.3%):
272,985	Turk Hava Yollari Anonim Ortakligi	$824,266

Auto Components (0.7%):
38,400	Hankook Tire Co., Ltd.*	2,213,457

Automobiles (4.7%):
1,790,000	Brilliance China Automotive Holdings, Ltd.	2,924,786
37,859	Hyundai Motor Co.*	8,578,401
385,838	Tata Motors, Ltd.	2,351,606

		13,854,793

Beverages (1.8%):
476,365	Ambev SA, ADR	3,501,283
11,948	Fomento Economico Mexicano SAB de C.V., ADR	1,169,351
84,000	Tsingtao Brewery Co., Ltd., Class H	713,988

		5,384,622

Chemicals (4.3%):
480,440	Alfa SAB de C.V., Class A	1,348,539
688,560	Formosa Plastic Corp.	1,861,799
18,340	LG Chem, Ltd.*	5,258,010
68,870	Mexichem SAB de C.V.	283,789
571,660	Nan Ya Plastics Corp.	1,323,354
1,064,200	PTT Global Chemical pcl	2,559,199

		12,634,690

Commercial Banks (21.8%):
276,945	Akbank T.A.S.	870,101
60,177	Axis Bank, Ltd.	1,270,028
73,443	Banco Bradesco SA, ADR	920,240
616,000	Bangkok Bank Public Co., Ltd.	3,337,829
9,965,832	China Construction Bank	7,568,377
4,908,190	Chinatrust Financial Holding Co., Ltd.	3,354,134
1,051,785	CIMB Group Holdings Berhad	2,451,890
141,126	Commercial International Bank Egypt SAE	661,709
86,290	DGB Financial Group, Inc.*	1,352,038
367,869	Grupo Financiero Banorte SA de C.V.	2,576,056
107,750	Hana Financial Holdings	4,487,757
406,455	HDFC Bank, Ltd.	4,407,445
5,852,385	Industrial & Commercial Bank of China	3,979,245
344,487	Itau Unibanco Banco Multiplo SA, ADR	4,674,688
806,300	Kasikornbank Public Co., Ltd.	3,829,112
3,349	Komercni Banka AS	748,205
219,470	OTP Bank Nyrt	4,186,176
237,992	Powszechna Kasa Oszczednosci Bank Polski SA	3,119,061
416,200	Public Bank Berhad	2,468,933
1,775,873	Sberbank of Russia	5,572,517
48,900	Shinhan Financial Group Co., Ltd.*	2,222,349
84,003	Turkiye Halk Bankasi AS	477,651

		64,535,541

Commercial Service (0.3%):
426,224	The Moscow Exchange	818,563

Communications Equipment (0.6%):
365,500	AAC Technologies Holdings, Inc.	1,778,199

Construction & Engineering (0.7%):
34,943	Hyundai Engineering & Construction Co., Ltd.*	2,015,507

Construction Materials (1.0%):
121,000	Cemex Sab de CV, ADR*	1,431,430

Shares		Fair Value
Common Stocks, continued
Construction Materials, continued
1,051,427	Taiwan Cement Corp.	$1,632,867

		3,064,297

Department Stores (0.3%):
106,411	Woolworths Holdings Limited	762,260

Diversified Banks (0.7%):
1,534,129	Mega Financial Holdings Co., Ltd.	1,292,412
16,675	Sberbank of Russia, ADR	210,592
345,542	Turkiye Vakiflar Bankasi T.A.O., Class D	617,119

		2,120,123

Electronic Equipment, Instruments & Components (1.9%):
2,148,215	Hon Hai Precision Industry Co., Ltd.	5,782,838

Food & Staples Retailing (1.6%):
64,469	Jeronimo Martins SGPS SA	1,261,345
11,065	Magnit(d)	3,020,816
318,480	Robinsons Retail Holdings, Inc.*	396,216
19,776	Shoprite Holdings, Ltd.	312,438

		4,990,815

Food Distributors (0.1%):
274,900	Alliance Global Group, Inc.	160,389

Food Products (0.9%):
28,490	BRF-Brasil Foods SA	595,336
90,929	BRF-Brasil Foods SA, ADR	1,897,688
41,803	Gruma S.A.B de C.V., Class B*	316,506

		2,809,530

Health Care Equipment & Supplies (0.7%):
53,400	Mindray Medical International, Ltd., ADR^	1,941,624

Hotels, Restaurants & Leisure (1.2%):
578,600	Genting Berhard	1,816,473
21,640	Yum! Brands, Inc.	1,636,200

		3,452,673

Household Products (1.2%):
7,041	LG Household & Health Care, Ltd.*	3,666,901

Industrial Conglomerates (0.5%):
318,800	Sime Darby Berhad	927,816
37,050	SM Investments Corp.	595,445

		1,523,261

Insurance (5.0%):
817,800	AIA Group, Ltd.	4,122,962
2,598,649	Cathay Financial Holding Co., Ltd.	4,209,446
700,000	China Life Insurance Co., Ltd.	2,207,661
1,156,000	China Pacific Insurance Group Co., Ltd., Class H	4,582,670

		15,122,739

Internet Software & Services (5.6%):
10,253	Baidu, Inc., ADR*	1,823,803
3,743	Baidu, Inc., ADR*	665,805
4,097	Mail.ru Group, Ltd., Registered Shares, GDR	182,903
29,690	Mail.ru Group, Ltd., GDR	1,325,454
2,705	NHN Corp.*	1,864,437
150,400	Tencent Holdings, Ltd.	9,663,532
11,450	Yandex NV, Class A*	494,068
23,704	Yandex NV*	1,022,827

		17,042,829

Continued

4

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
IT Services (2.1%):
52,600	Cielo SA	$1,464,733
9,934	Infosys, Ltd.	560,454
116,337	Tata Consultancy Services, Ltd.	4,093,174

		6,118,361

Machinery (1.2%):
105,578	Iochpe-Maxion SA	1,173,483
20,970	Samsung Heavy Industries Co., Ltd.*	758,271
373,799	Weichai Power Co., Ltd., Class H	1,521,476

		3,453,230

Media (2.1%):
67,610	Cheil Worldwide, Inc.*	1,764,176
131,769	Cyfrowy Polsat SA*	864,908
34,760	Naspers, Ltd.	3,648,392

		6,277,476

Metals & Mining (1.5%):
125,600	Gerdau SA, ADR	984,704
402,433	Grupo Mexico SAB de C.V., Series B	1,333,475
153,300	Vale SA, ADR ^	2,337,825
6,300	Vale SA, ADR	88,263

		4,744,267

Multiline Retail (1.2%):
9,328	Almacenes Exito SA	145,070
19,146	Hyundai Department Store Co., Ltd.*	2,923,596
26,300	Lojas Renner SA	683,218

		3,751,884

Oil, Gas & Consumable Fuels (12.3%):
7,734,400	China Petroleum & Chemical Corp. (Sinopec), H Shares	6,361,569
2,860,000	CNOOC, Ltd.	5,350,059
115,260	LUKOIL, ADR	7,275,211
3,450	LUKOIL, ADR	215,636
2,522	Novatek OAO, GDR	345,402
6,428	NovaTek OAO, Registered Shares, GDR	880,351
364,332	OAO Gazprom, GDR	3,151,472
19,401	Petroleo Brasileiro SA, ADR	267,346
125,804	Petroleo Brasileiro SA, ADR	1,848,061
294,400	PTT pcl	2,563,030
187,262	Reliance Industries, Ltd.	2,717,223
46,717	Sasol, Ltd.	2,300,631
5,802	SK Energy Co., Ltd.*	784,135
13,300	Ultrapar Participacoes SA, ADR^	314,545
93,742	Ultrapar Participacoes SA	2,219,579

		36,594,250

Personal Products (1.1%):
284,500	Hengan International Group Co., Ltd.	3,373,321

Pharmaceuticals (1.3%):
126,915	Lupin, Ltd.	1,864,652
105,193	Richter Gedeon Nyrt.	2,146,004

		4,010,656

Real Estate Management & Development (1.9%):
2,384,000	Ayala Land, Inc.	1,334,129
158,500	BR Malls Participacoes SA	1,151,225
968,000	China Overseas Land & Investment, Ltd.	2,734,233

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
2,202,100	Land & Houses Public Co., Ltd.	$599,996

		5,819,583

Real Estate Operating Companies (0.6%):
898,905	Emaar Properties Pjsc	1,873,877

Retail (0.2%):
395,500	Sun Art Retail Group, Ltd.	558,558

Semiconductors & Semiconductor Equipment (11.7%):
275,000	MediaTek, Inc.	4,098,087
12,763	Samsung Electronics Co., Ltd.	16,683,553
98,350	SK Hynix, Inc.*	3,435,524
3,015,110	Taiwan Semiconductor Manufacturing Co., Ltd.	10,625,102

		34,842,266

Telecommunications (0.4%):
467,355	Idea Cellular, Ltd.	1,262,679

Tobacco (0.2%):
87,807	ITC, Ltd.	459,195

Transportation Infrastructure (0.7%):
296,356	Companhia de Concessoes Rodoviarias	2,236,879

Wireless Telecommunication Services (4.8%):
146,500	Advanced Info Service pcl	892,526
79,795	America Movil SAB de C.V., Series L, ADR	1,864,809
1,313,300	Axiata Group Berhad	2,767,363
333,500	China Mobile, Ltd.	3,471,706
28,700	Mobile TeleSystems, ADR	620,781
252,288	Mobile TeleSystems OJSC(d)	2,447,119
240,000	Taiwan Mobile Co., Ltd.	775,935
331,035	Turkcell Iletisim Hizmetleri AS*	1,755,180

		14,595,419

Total Common Stocks (Cost $234,922,907)		296,471,818

Preferred Stock (0.3%):
Metals & Mining (0.3%):
76,600	Vale SA, Preferred Shares, ADR	1,073,166

Total Preferred Stock (Cost $700,890)		1,073,166

Shares or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (1.5%):
$4,344,961	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	4,344,961

Total Securities Held as Collateral for Securities on Loan (Cost $4,344,961)		4,344,961

Shares		Fair Value
Unaffiliated Investment Company (0.5%):
1,349,573	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,349,573

Total Unaffiliated Investment Company (Cost $1,349,573)		1,349,573

Total Investment Securities (Cost $241,318,331)(c) — 101.5%		303,239,518
Net other assets (liabilities) — (1.5)%		(4,577,858)

Net Assets — 100.0%		$298,661,660

Continued

5

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2013

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $4,225,543.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

(d)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2013. The total of all such securities represent 1.83% of the net assets of the fund.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Brazil	9.0%
British Virgin Islands	0.5%
Cayman Islands	3.2%
China	5.7%
Colombia	—	%NM
Czech Republic	0.2%
Egypt	0.2%
Hong Kong	11.2%
Hungary	2.1%
India	6.3%
Korea, Republic Of	0.3%
Malaysia	3.4%
Mexico	3.4%
Netherlands	0.5%
Philippines	0.8%
Poland	1.3%
Portugal	0.4%
Republic of Korea (South)	19.0%
Russian Federation	8.1%
South Africa	2.3%
Switzerland	1.5%
Taiwan	11.6%
Thailand	4.5%
Turkey	1.5%
United Arab Emirates	0.6%
United States	2.4%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

6

AZL Schroder Emerging Markets Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$241,318,331

Investment securities, at value*	$303,239,518
Interest and dividends receivable	109,153
Foreign currency, at value (cost $766,141)	738,092
Receivable for capital shares issued	1,955
Receivable for investments sold	937,587
Reclaims receivable	34,792

Total Assets	305,061,097

Liabilities:
Payable for investments purchased	1,254,123
Payable for capital shares redeemed	296,424
Payable for collateral received on loaned securities	4,344,961
Manager fees payable	273,730
Administration fees payable	13,667
Distribution fees payable	56,650
Custodian fees payable	125,282
Administrative and compliance services fees payable	1,508
Trustee fees payable	11
Other accrued liabilities	33,081

Total Liabilities	6,399,437

Net Assets	$298,661,660

Net Assets Consist of:
Capital	$236,611,088
Accumulated net investment income/(loss)	1,730,383
Accumulated net realized gains/(losses) from investment transactions	(1,600,373)
Net unrealized appreciation/(depreciation) on investments	61,920,562

Net Assets	$298,661,660

Class 1
Net Assets	$31,710,548
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,059,971
Net Asset Value (offering and redemption price per share)	$7.81

Class 2
Net Assets	$266,951,112
Shares of beneficial interest (unlimited number of shares authorized, no par value)	34,226,355
Net Asset Value (offering and redemption price per share)	$7.80

*	Includes securities on loan of $4,225,543.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$7,974,862
Interest	31
Income from securities lending	29,912
Foreign withholding tax	(735,466)

Total Investment Income	7,269,339

Expenses:
Manager fees	3,822,571
Administration fees	125,052
Distribution fees — Class 2	693,629
Custodian fees	469,226
Administrative and compliance services fees	6,720
Trustee fees	17,506
Professional fees	19,662
Shareholder reports	34,404
Other expenses	10,864

Total expenses before reductions	5,199,634
Less expenses voluntarily waived/reimbursed by the Manager	(466,169)
Less expenses paid indirectly	(240)

Net expenses	4,733,225

Net Investment Income/(Loss)	2,536,114

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	4,555,338
Change in net unrealized appreciation/depreciation on investments	(14,705,734)

Net Realized/Unrealized Gains/(Losses) on Investments	(10,150,396)

Change in Net Assets Resulting From Operations	$(7,614,282)

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Schroder Emerging Markets Equity Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,536,114	$2,498,797
Net realized gains/(losses) on investment transactions	4,555,338	(1,336,865)
Change in unrealized appreciation/depreciation on investments	(14,705,734)	60,159,191

Change in net assets resulting from operations	(7,614,282)	61,321,123

Dividends to Shareholders:
From net investment income:
Class 1	(333,101)	(372,725)
Class 2	(2,124,595)	(2,215,049)
From net realized gains:
Class 1	—	(1,900,382)
Class 2	—	(15,446,612)

Change in net assets resulting from dividends to shareholders	(2,457,696)	(19,934,768)

Capital Transactions:
Class 1
Proceeds from shares issued	354,171	601,535
Proceeds from dividends reinvested	333,101	2,273,107
Value of shares redeemed	(4,799,713)	(4,573,382)

Total Class 1	(4,112,441)	(1,698,740)

Class 2
Proceeds from shares issued	16,234,949	23,787,747
Proceeds from dividends reinvested	2,124,596	17,661,661
Value of shares redeemed	(41,378,164)	(45,423,879)

Total Class 2	(23,018,619)	(3,974,471)

Change in net assets resulting from capital transactions	(27,131,060)	(5,673,211)

Change in net assets	(37,203,038)	35,713,144
Net Assets:
Beginning of period	335,864,698	300,151,554

End of period	$298,661,660	$335,864,698

Accumulated net investment income/(loss)	$1,730,383	$2,207,462

Share Transactions:
Class 1
Shares issued	45,222	75,488
Dividends reinvested	43,714	308,427
Shares redeemed	(623,478)	(595,141)

Total Class 1 Shares	(534,542)	(211,226)

Class 2
Shares issued	2,123,012	3,122,831
Dividends reinvested	278,818	2,396,426
Shares redeemed	(5,379,241)	(5,949,153)

Total Class 2 Shares	(2,977,411)	(429,896)

Change in shares	(3,511,953)	(641,122)

See accompanying notes to the financial statements.

8

AZL Schroder Emerging Markets Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31
	2013	2012	2011	2010	2009
Class 1
Net Asset Value, Beginning of Period	$8.05	$7.08	$8.76	$7.84	$4.56

Investment Activities:
Net Investment Income/(Loss)	0.09	0.08	0.12	0.10 (a)	0.06 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.25)	1.39	(1.61)	0.88	3.24

Total from Investment Activities	(0.16)	1.47	(1.49)	0.98	3.30

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.08)	(0.08)	(0.06)	(0.02)
Net Realized Gains	—	(0.42)	(0.11)	—	—

Total Dividends	(0.08)	(0.50)	(0.19)	(0.06)	(0.02)

Net Asset Value, End of Period	$7.81	$8.05	$7.08	$8.76	$7.84

Total Return(b)	(1.96)%	21.52%	(17.09)%	12.61%	72.46%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$31,711	$36,970	$34,046	$47,962	$49,392
Net Investment Income/(Loss)	1.04%	0.99%	1.28%	1.19%	0.99%
Expenses Before Reductions(c)	1.45%	1.43%	1.45%	1.45%	1.54%
Expenses Net of Reductions	1.30%	1.28%	1.25%	1.17%	1.26%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.30%	1.28%	1.25%	1.17%	1.26%
Portfolio Turnover Rate(e)	49%	51%	66%	101%	100%
Class 2
Net Asset Value, Beginning of Period	$8.03	$7.07	$8.74	$7.82	$4.56

Investment Activities:
Net Investment Income/(Loss)	0.07	0.05	0.09	0.08 (a)	0.04 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.24)	1.39	(1.59)	0.89	3.23

Total from Investment Activities	(0.17)	1.44	(1.50)	0.97	3.27

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.06)	(0.06)	(0.05)	(0.01)
Net Realized Gains	—	(0.42)	(0.11)	—	—

Total Dividends	(0.06)	(0.48)	(0.17)	(0.05)	(0.01)

Net Asset Value, End of Period	$7.80	$8.03	$7.07	$8.74	$7.82

Total Return(b)	(2.10)%	21.04%	(17.27)%	12.40%	71.78%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$266,951	$298,895	$266,106	$376,825	$373,541
Net Investment Income/(Loss)	0.79%	0.74%	1.03%	0.91%	0.68%
Expenses Before Reductions(c)	1.70%	1.68%	1.70%	1.70%	1.79%
Expenses Net of Reductions	1.55%	1.53%	1.50%	1.42%	1.51%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.55%	1.53%	1.50%	1.42%	1.51%
Portfolio Turnover Rate(e)	49%	51%	66%	101%	100%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

9

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Schroder Emerging Markets Equity Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains

10

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2013

and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $5.8 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $3,007 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Schroder Investment Management North America Inc. (“Schroder”), Schroder provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.23%	1.65%

*	The Manager voluntarily reduced the management fee to 1.08% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

11

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2013

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $4,095 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Beverages	$4,670,634	$713,988	$—	$5,384,622
Chemicals	1,632,328	11,002,362	—	12,634,690
Commercial Banks	8,832,693	55,702,848	—	64,535,541
Commercial Service	—	—	818,563	818,563
Construction Materials	1,431,430	1,632,867	—	3,064,297
Food & Staples Retailing	396,216	4,594,599	—	4,990,815
Food Products	2,214,194	595,336	—	2,809,530
Hotels, Restaurants & Leisure	1,636,200	1,816,473	—	3,452,673
Internet Software & Services	4,006,503	13,036,326	—	17,042,829
Oil, Gas & Consumable Fuels	12,856,635	23,737,615	—	36,594,250
Wireless Telecommunication Services	2,485,590	12,109,829	—	14,595,419
All Other Common Stocks+	6,685,891	123,862,698	—	130,548,589

12

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2013

Investment Securities:	Level 1	Level 2	Level 3	Total

Preferred Stock+	$1,073,166	$—	$—	$1,073,166
Securities Held as Collateral for Securities on Loan	—	4,344,961	—	4,344,961
Unaffiliated Investment Company	1,349,573	—	—	1,349,573

Total Investment Securities	$49,271,053	$253,149,902	$818,563	$303,239,518

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$151,230,429	$178,262,243

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $243,343,636. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$66,613,552
Unrealized depreciation	(6,717,670)

Net unrealized appreciation/(depreciation)	$59,895,882

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,457,696	$—	$2,457,696

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,587,811	$17,346,957	$19,934,768

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

13

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Schroder Emerging Markets Equity Fund	$1,731,895	$424,932	$—	$59,893,745	$62,050,572

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 1.44% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

18

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Small Cap Stock Index

Fund Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Small Cap Stock Index Fund returned 40.62%1. That compared to a 41.31% total return for its benchmark, the S&P SmallCap 600 Index2.

The Fund attempts to replicate the performance of the S&P SmallCap 600 Index of small-cap U.S. stocks. Equities began the period with a powerful rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened as political and financial instability in Europe—including a stalemate in Italian presidential elections and a banking crisis in Cyprus—gave investors pause later in the first half of the period. However, equities soon regained their momentum as low interest rates and increased global liquidity spurred stock prices higher.*

In May, stocks responded negatively to news that the Federal Reserve might begin gradually reducing (or tapering) its monetary stimulus efforts before the end of the year, although stocks rebounded once it became clear that the Fed remained undecided about the timing of the taper. Meanwhile, the modest pace of economic growth boded well for corporate profit margins as the economic recovery was strong enough to support revenues but not so strong as to boost wage growth.

September brought another sharp rally in stock prices, as the Fed decided to delay the taper, despite market expectations to the contrary. The rally was interrupted as budget and debt ceiling negotiations led to a partial government shutdown and fears of a potential technical default in the national debt. Stocks regained their momentum in the fourth quarter once the government reopened and economic indicators improved. The Fed’s announcement in mid-December that it would begin tapering in 2014, but maintain short-term interest rates at their low levels, alleviated the market’s anxiety over the interest rate uncertainty. Investors responded positively, pushing stocks higher to close out the period.

Among sectors in the benchmark, consumer-driven areas were the strongest performers due to low interest rates and rising home prices. The health care sector in particular posted very strong returns, as did the consumer discretionary and industrial sectors. Significant gains also came from the information technology, materials and energy sectors, despite the fact that these sectors lagged the benchmark index.

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600® Index (the “S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a representative sample of stocks included in the Index and in futures whose performance is related to the index, rather than attempting to replicate the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/07)
AZL® Small Cap Stock Index Fund	40.62%[1]	17.77%	20.67%	7.93%
S&P SmallCap 600 Index	41.31%	18.42%	21.37%	8.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Small Cap Stock Index Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.71% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.61%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index (“S&P 600”), an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Small Cap Stock Index Fund	$1,000.00	$1,212.40	$3.29	0.59%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.23	$3.01	0.59%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	20.4%
Information Technology	17.6
Consumer Discretionary	15.7
Industrials	15.6
Health Care	11.2
Materials	5.9
Energy	4.1
Consumer Staples	3.8
Utilities	3.4
Telecommunication Services	0.4

Total Common Stock	98.1
Securities Held as Collateral for Securities on Loan	5.1
Money Market	1.9

Total Investment Securities	105.1
Net other assets (liabilities)	(5.1)

Net Assets	100.0%

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value

Common Stocks (98.1%):
Aerospace & Defense (2.3%):
21,437	AAR Corp.	$600,450
10,734	Aerovironment, Inc.*	312,681
4,254	American Science & Engineering, Inc.	305,905
11,315	Cubic Corp.	595,848
25,649	Curtiss-Wright Corp.	1,596,137
9,337	Engility Holdings, Inc.*	311,856
33,093	Gencorp, Inc.*^	596,336
24,564	Moog, Inc., Class A*	1,668,878
2,648	National Presto Industries, Inc.*	213,164
32,740	Orbital Sciences Corp.*	762,842
20,316	Teledyne Technologies, Inc.*	1,866,229

		8,830,326

Air Freight & Logistics (0.5%):
13,602	Atlas Air Worldwide Holdings*	559,722
16,581	Forward Air Corp.	728,072
18,959	Hub Group, Inc., Class A*	756,085

		2,043,879

Airlines (0.3%):
7,946	Allegiant Travel Co.	837,826
28,047	SkyWest, Inc.	415,937

		1,253,763

Application Software (0.1%):
18,442	Tangoe, Inc.*^	332,140

Auto Components (0.6%):
16,384	Dorman Products, Inc.*	918,650
11,830	Drew Industries, Inc.	605,696
18,348	Spartan Motors, Inc.	122,932
11,265	Standard Motor Products, Inc.	414,552
12,720	Superior Industries International, Inc.	262,414

		2,324,244

Automobiles (0.1%):
15,131	Winnebago Industries, Inc.*	415,346

Banks (0.1%):
42,699	Sterling BanCorp/de	570,886

Beverages (0.3%):
4,724	Boston Beer Co., Inc. (The), Class A*	1,142,216

Biotechnology (0.7%):
22,354	Acorda Therapeutics, Inc.*	652,737
29,811	ArQule, Inc.*	64,094
15,571	Emergent Biosolutions, Inc.*	357,977
11,054	Ligand Pharmaceuticals, Inc., Class B*^	581,440
24,949	Momenta Pharmaceuticals, Inc.*	441,098
29,079	Spectrum Pharmaceuticals, Inc.*^	257,349

		2,354,695

Building Products (1.0%):
15,134	AAON, Inc.	483,531
6,507	American Woodmark Corp.*	257,222
15,592	Apogee Enterprises, Inc.	559,909
15,580	Gibraltar Industries, Inc.*	289,632
24,141	Griffon Corp.	318,903
20,134	Quanex Building Products Corp.	401,069
22,044	Simpson Manufacturing Co., Inc.	809,676
10,779	Universal Forest Products, Inc.	562,017

		3,681,959

Shares		Fair Value

Common Stocks, continued
Capital Markets (2.2%):
10,268	Calamos Asset Management, Inc., Class A	$121,573
17,769	Evercore Partners, Inc., Class A	1,062,231
27,295	Financial Engines, Inc.	1,896,456
17,969	HFF, Inc., Class A*	482,468
19,733	Investment Technology Group, Inc.*	405,710
8,707	Piper Jaffray Cos., Inc.*	344,362
153,881	Prospect Capital Corp.	1,726,545
31,927	Stifel Financial Corp.*	1,529,942
15,843	SWS Group, Inc.*	96,325
3,796	Virtus Investment Partners, Inc.*	759,390

		8,425,002

Chemicals (2.8%):
15,922	A. Schulman, Inc.	561,410
13,542	American Vanguard Corp.	328,935
16,323	Balchem Corp.	958,160
29,575	Calgon Carbon Corp.*	608,358
24,617	Flotek Industries, Inc.*	494,063
27,218	H.B. Fuller Co.	1,416,424
5,100	Hawkins, Inc.	189,669
11,906	Innophos Holdings, Inc.	578,632
11,173	Koppers Holdings, Inc.	511,165
17,652	Kraton Performance Polymers, Inc.*	406,879
10,370	LSB Industries, Inc.*	425,377
17,321	OM Group, Inc.*	630,658
52,183	PolyOne Corp.	1,844,668
7,142	Quaker Chemical Corp.	550,434
10,274	Stepan Co.	674,283
13,672	Tredegar Corp.	393,890
12,387	Zep, Inc.	224,948

		10,797,953

Commercial Banks (7.1%):
17,490	Bank of the Ozarks, Inc.	989,759
10,578	Banner Corp.	474,106
42,930	BBCN Bancorp, Inc.	712,209
43,244	Boston Private Financial Holdings, Inc.	545,739
16,336	Cardinal Financial Corp.	294,048
8,521	City Holding Co.	394,778
27,766	Columbia Banking System, Inc.	763,843
21,855	Community Bank System, Inc.	867,206
50,723	CVB Financial Corp.	865,842
86,029	F.N.B. Corp.	1,085,686
54,068	First Bancorp*	334,681
51,985	First Commonwealth Financial Corp.	458,508
31,253	First Financial Bancorp	544,740
16,451	First Financial Bankshares, Inc.^	1,091,030
40,657	First Midwest Bancorp, Inc.	712,717
40,246	Glacier Bancorp, Inc.	1,198,928
17,202	Hanmi Financial Corp.	376,552
25,712	Home Bancshares, Inc.	960,343
12,443	Independent Bank Corp.	487,641
29,764	MB Financial, Inc.	955,127
63,143	National Penn Bancshares, Inc.	715,410
23,485	NBT Bancorp, Inc.	608,262
54,530	Old National Bancorp	838,126
20,874	PacWest Bancorp	881,300
17,918	Pinnacle Financial Partners, Inc.	582,873

Continued

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value

Common Stocks, continued
Commercial Banks, continued
35,340	PrivateBancorp, Inc.	$1,022,386
16,139	S & T Bancorp, Inc.	408,478
8,765	Simmons First National Corp., Class A	325,620
101,389	Susquehanna Bancshares, Inc.	1,301,835
8,239	Taylor Capital Group, Inc.*	218,993
22,191	Texas Capital Bancshares, Inc.*	1,380,279
6,375	Tompkins Financial Corp.	327,611
20,294	UMB Financial Corp.	1,304,498
60,610	Umpqua Holdings Corp.^	1,160,075
15,971	United Bankshares, Inc.^	502,288
20,827	United Community Banks, Inc.*	369,679
36,758	Wilshire Bancorp, Inc.	401,765
21,625	Wintrust Financial Corp.	997,345

		27,460,306

Commercial Services & Supplies (3.0%):
27,768	ABM Industries, Inc.	793,887
4,340	Consolidated Graphics, Inc.*	292,690
12,667	Encore Capital Group, Inc.*	636,643
10,728	G & K Services, Inc., Class A	667,603
38,718	Geo Group, Inc. (The)	1,247,494
37,801	Healthcare Services Group, Inc.	1,072,414
17,636	Higher One Holdings, Inc.*^	172,127
31,592	Interface, Inc.	693,760
22,059	Mobile Mini, Inc.*	908,390
26,934	Portfolio Recovery Associates, Inc.*	1,423,194
21,258	Sykes Enterprises, Inc.*	463,637
34,728	Tetra Tech, Inc.*	971,689
8,234	UniFirst Corp.	881,038
21,619	United Stationers, Inc.	992,096
11,058	Viad Corp.	307,191

		11,523,853

Communications Equipment (1.6%):
62,159	Arris Group, Inc.*	1,514,504
5,354	Bel Fuse, Inc., Class B	114,094
8,676	Black Box Corp.	258,545
18,055	Calamp Corp.*	504,998
8,855	Comtech Telecommunications Corp.	279,110
13,952	Digi International, Inc.*	169,098
54,523	Harmonic, Inc.*	402,380
30,529	Ixia*	406,341
20,992	NETGEAR, Inc.*	691,476
9,744	Oplink Communications, Inc.*	181,238
9,536	PC-Tel, Inc.	91,260
11,144	Procera Networks, Inc.*	167,383
22,708	ViaSat, Inc.*	1,422,656

		6,203,083

Computers & Peripherals (0.8%):
16,877	Avid Technology, Inc.*	137,548
25,474	Electronics for Imaging, Inc.*	986,607
13,019	Intevac, Inc.*	96,731
47,244	QLogic Corp.*	558,897
17,676	Super Micro Computer, Inc.*	303,320
18,013	Synaptics, Inc.*	933,254

		3,016,357

Shares		Fair Value

Common Stocks, continued
Construction & Engineering (0.8%):
20,853	Aegion Corp.*	$456,472
20,261	Comfort Systems USA, Inc.	392,861
18,283	Dycom Industries, Inc.*	508,085
36,351	Emcor Group, Inc.	1,542,736
14,770	Orion Marine Group, Inc.*	177,683

		3,077,837

Construction Materials (0.3%):
39,706	Headwaters, Inc.*	388,722
11,622	Texas Industries, Inc.*	799,361

		1,188,083

Consumer Finance (0.6%):
15,240	Cash America International, Inc.	583,692
29,454	EZCORP, Inc., Class A*	344,317
15,652	First Cash Financial Services, Inc.*	967,920
5,937	World Acceptance Corp.*^	519,666

		2,415,595

Containers & Packaging (0.1%):
14,497	Myers Industries, Inc.	306,177

Distributors (0.4%):
24,870	Pool Corp.	1,445,942
10,662	VOXX International Corp.*	178,055

		1,623,997

Diversified Consumer Services (1.0%):
9,519	American Public Education, Inc.*	413,791
5,988	Capella Education Co.	397,843
31,207	Career Education Corp.*	177,880
34,020	Hillenbrand, Inc.	1,000,869
9,906	ITT Educational Services, Inc.*^	332,643
15,108	Outerwall, Inc.*^	1,016,315
23,632	Regis Corp.	342,900
5,872	Strayer Education, Inc.*	202,408
11,419	Universal Technical Institute, Inc.	158,838

		4,043,487

Diversified Finaincial Services (0.1%):
11,740	Green Dot Corp., Class A*	295,261

Diversified Financial Services (0.8%):
19,578	Fxcm, Inc.	349,272
27,064	Interactive Brokers Group, Inc., Class A	658,738
20,374	MarketAxess Holdings, Inc.	1,362,409
19,476	ViewPoint Financial Group	534,616

		2,905,035

Diversified Real Estate Investment Trusts (0.1%):
18,272	American Assets Trust, Inc.	574,289

Diversified Telecommunication Services (0.3%):
5,396	Atlantic Tele-Network, Inc.	305,252
15,748	Cbeyond, Inc.*	108,661
112,940	Cincinnati Bell, Inc.*	402,066
16,737	General Communication, Inc., Class A*	186,618
9,700	Lumos Networks Corp.	203,700

		1,206,297

Electric Utilities (1.1%):
20,074	ALLETE, Inc.	1,001,291
21,867	El Paso Electric Co.	767,750

Continued

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value

Common Stocks, continued
Electric Utilities, continued
30,575	UIL Holdings Corp.	$1,184,781
22,492	UNS Energy Corp.	1,346,147

		4,299,969

Electrical Equipment (1.9%):
13,810	AZZ, Inc.	674,757
23,529	Belden CDT, Inc.	1,657,618
25,418	Brady Corp., Class A	786,179
10,086	Encore Wire Corp.	546,661
25,666	EnerSys	1,798,930
21,157	Franklin Electric Co., Inc.	944,448
29,477	II-VI, Inc.*	518,795
5,005	Powell Industries, Inc.	335,285
9,954	Vicor Corp.*	133,583

		7,396,256

Electronic Equipment, Instruments & Components (4.9%):
7,756	Agilysys, Inc.*	107,964
14,449	Anixter International, Inc.	1,298,097
7,795	Badger Meter, Inc.	424,828
29,398	Benchmark Electronics, Inc.*	678,506
22,449	Checkpoint Systems, Inc.*	354,021
44,898	Cognex Corp.*	1,714,205
13,438	Coherent, Inc.*	999,653
18,316	CTS Corp.	364,672
20,704	Daktronics, Inc.	324,639
9,865	DTS, Inc.*	236,563
13,800	Electro Scientific Industries, Inc.	144,348
9,270	FARO Technologies, Inc.*	540,441
22,609	FEI Co.	2,020,339
22,931	Insight Enterprises, Inc.*	520,763
12,131	Littlelfuse, Inc.	1,127,334
8,164	Measurement Specialties, Inc.*	495,473
18,044	Mercury Computer Systems, Inc.*	197,582
19,233	Methode Electronics, Inc.	657,576
8,410	MTS Systems Corp.	599,213
21,243	Newport Corp.*	383,861
10,210	OSI Systems, Inc.*	542,253
11,329	Park Electrochemical Corp.	325,369
18,303	Plexus Corp.*	792,337
15,209	Rofin-Sinar Technologies, Inc.*	410,947
9,597	Rogers Corp.*	590,216
45,612	Sanmina Corp.*	761,720
15,239	ScanSource, Inc.*	646,591
14,258	SYNNEX Corp.*	960,989
29,443	TTM Technologies, Inc.*	252,621

		18,473,121

Energy Equipment & Services (2.0%):
14,370	Basic Energy Services, Inc.*	226,759
19,831	Bristow Group, Inc.	1,488,516
10,206	Era Group, Inc.*	314,957
31,750	Exterran Holdings, Inc.*	1,085,850
7,013	Geospace Technologies Corp.*	665,043
6,647	Gulf Island Fabrication, Inc.	154,343
17,571	Hornbeck Offshore Services, Inc.*	865,020
66,101	ION Geophysical Corp.*	218,133
14,205	Matrix Service Co.*	347,596

Shares		Fair Value

Common Stocks, continued
Energy Equipment & Services, continued
47,351	Newpark Resources, Inc.*	$581,944
10,240	SEACOR Holdings, Inc.*	933,888
16,989	Tesco Corp.*	336,042
42,706	TETRA Technologies, Inc.*	527,846

		7,745,937

Food & Staples Retailing (0.7%):
9,519	Andersons, Inc. (The)	848,809
20,836	Casey’s General Stores, Inc.	1,463,729
19,806	Spartan Stores, Inc.	480,890

		2,793,428

Food Products (2.1%):
9,161	Annie’s, Inc.*	394,289
28,942	B&G Foods, Inc.	981,423
6,992	Calavo Growers, Inc.^	211,578
8,102	Cal-Maine Foods, Inc.	487,983
85,658	Darling International, Inc.*	1,788,539
11,203	Diamond Foods, Inc.*^	289,486
7,886	J & J Snack Foods Corp.	698,621
10,968	Sanderson Farms, Inc.	793,315
3,892	Seneca Foods Corp., Class A*	124,116
26,489	Snyders-Lance, Inc.	760,764
19,718	TreeHouse Foods, Inc.*	1,358,965

		7,889,079

Forest Products&Paper (0.1%):
12,172	Futurefuel Corp.	192,318

Gas Utilities (1.6%):
16,475	Laclede Group, Inc. (The)	750,272
22,758	New Jersey Resources Corp.	1,052,330
14,619	Northwest Natural Gas Co.	625,986
41,115	Piedmont Natural Gas Co., Inc.	1,363,373
17,441	South Jersey Industries, Inc.	975,998
25,099	Southwest Gas Corp.	1,403,284

		6,171,243

Health Care Equipment & Supplies (3.7%):
11,312	Abaxis, Inc.*	452,706
19,019	ABIOMED, Inc.*	508,568
38,270	Align Technology, Inc.*	2,187,130
6,728	Analogic Corp.	595,832
18,047	Cantel Medical Corp.	611,974
14,956	CONMED Corp.	635,630
13,468	CryoLife, Inc.	149,360
13,325	Cyberonics, Inc.*	872,921
10,582	Cynosure, Inc., Class A*	282,328
13,073	Greatbatch, Inc.*	578,350
27,902	Haemonetics Corp.*	1,175,511
7,104	ICU Medical, Inc.*	452,596
12,707	Integra LifeSciences Holdings*	606,251
15,654	Invacare Corp.	363,329
22,487	Meridian Bioscience, Inc.	596,580
22,001	Merit Medical Systems, Inc.*	346,296
15,098	Natus Medical, Inc.*	339,705
19,739	Neogen Corp.*	902,072
24,164	NuVasive, Inc.*	781,222
7,717	Surmodics, Inc.*	188,218
20,188	Symmetry Medical, Inc.*	203,495

Continued

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies, continued
37,813	West Pharmaceutical Services, Inc.	$1,855,106

		14,685,180

Health Care Providers & Services (3.2%):
19,027	Air Methods Corp.*	1,109,845
4,563	Almost Family, Inc.*	147,522
17,589	Amedisys, Inc.*	257,327
24,972	AMN Healthcare Services, Inc.*	367,088
17,458	AmSurg Corp.*	801,671
13,370	Bio-Reference Laboratories, Inc.*^	341,470
29,656	Centene Corp.*	1,748,220
9,551	Chemed Corp.^	731,798
6,175	CorVel Corp.*	288,373
14,612	Cross Country Healthcare, Inc.*	145,828
10,608	Ensign Group, Inc. (The)	469,616
15,700	Gentiva Health Services, Inc.*	194,837
18,829	Hanger Orthopedic Group, Inc.*	740,733
18,998	Healthways, Inc.*	291,619
9,168	IPC The Hospitalist Co.*	544,488
29,349	Kindred Healthcare, Inc.	579,349
5,143	Landauer, Inc.	270,573
6,590	LHC Group, Inc.*	158,424
14,659	Magellan Health Services, Inc.*	878,221
15,367	Molina Healthcare, Inc.*	534,003
6,959	MWI Veterinary Supply, Inc.*	1,187,136
16,079	PharMerica Corp.*	345,699

		12,133,840

Health Care Supplies (0.1%):
6,159	Anika Therapeutics, Inc.*	235,027

Health Care Technology (0.9%):
5,683	Computer Programs & Systems, Inc.	351,266
11,075	HealthStream, Inc.*	362,928
27,238	Medidata Solutions, Inc.*	1,649,806
19,291	Omnicell, Inc.*	492,499
23,774	Quality Systems, Inc.	500,680

		3,357,179

Hotels, Restaurants & Leisure (3.3%):
795	Biglari Holdings, Inc.*	402,779
13,466	BJ’s Restaurants, Inc.*	418,254
40,897	Boyd Gaming Corp.*	460,500
10,170	Buffalo Wild Wings, Inc.*	1,497,024
8,952	CEC Entertainment, Inc.	396,395
12,894	Cracker Barrel Old Country Store, Inc.	1,419,243
8,766	DineEquity, Inc.	732,399
21,435	Interval Leisure Group, Inc.	662,342
23,067	Jack in the Box, Inc.*	1,153,811
9,855	Marcus Corp.	132,451
16,499	Marriott Vacations Worldwide Corp.*	870,487
5,248	Monarch Casino & Resort, Inc.*	105,380
16,028	Multimedia Games, Inc.*	502,638
17,328	Papa John’s International, Inc.	786,691
30,649	Pinnacle Entertainment, Inc.*	796,568
7,072	Red Robin Gourmet Burgers*	520,075
31,126	Ruby Tuesday, Inc.*	215,703
19,256	Ruth’s Hospitality Group, Inc.	273,628
28,316	Sonic Corp.*	571,700

Shares		Fair Value

Common Stocks, continued
Hotels, Restaurants & Leisure, continued
32,468	Texas Roadhouse, Inc.	$902,610

		12,820,678

Household Durables (1.6%):
4,664	Blyth, Inc.^	50,744
14,118	Ethan Allen Interiors, Inc.	429,470
16,313	Helen of Troy, Ltd.*	807,657
15,634	iRobot Corp.*	543,594
28,394	La-Z-Boy, Inc.	880,214
13,148	M/I Homes, Inc.*	334,617
18,449	Meritage Corp.*	885,367
25,022	Ryland Group, Inc. (The)	1,086,204
81,052	Standard Pacific Corp.*	733,521
8,426	Universal Electronics, Inc.*	321,115

		6,072,503

Household Products (0.2%):
22,625	Central Garden & Pet Co., Class A*	152,719
7,757	WD-40 Co.	579,293

		732,012

Human Resource & Employment Services (0.2%):
16,111	Wageworks, Inc.*	957,638

Industrial Conglomerates (0.1%):
6,917	Standex International Corp.	434,941

Insurance (2.1%):
10,024	Amerisafe, Inc.	423,414
10,087	eHealth, Inc.*	468,945
16,905	Employers Holdings, Inc.	535,043
5,484	Hci Group, Inc.^	293,394
21,840	Horace Mann Educators Corp.	688,834
6,222	Infinity Property & Casualty Corp.	446,429
25,096	Meadowbrook Insurance Group, Inc.	174,668
5,761	Navigators Group, Inc.*	363,865
33,395	ProAssurance Corp.	1,618,989
9,292	RLI Corp.	904,854
6,935	Safety Insurance Group, Inc.	390,441
30,196	Selective Insurance Group, Inc.	817,104
11,339	Stewart Information Services Corp.	365,910
21,496	Tower Group International, Ltd.^	72,656
11,702	United Fire Group, Inc.	335,379

		7,899,925

Internet (0.1%):
10,069	Ftd Companies, Inc.*	328,048

Internet & Catalog Retail (0.2%):
6,937	Blue Nile, Inc.*	326,663
15,495	Nutri/System, Inc.	254,738
10,879	PetMed Express, Inc.^	180,918

		762,319

Internet Software & Services (2.2%):
22,311	Blucora, Inc.*	650,589
17,979	comScore, Inc.*	514,379
23,771	DealerTrack Holdings, Inc.*	1,142,910
21,722	Dice Holdings, Inc.*	157,485
15,712	Digital River, Inc.*	290,672
23,735	j2 Global, Inc.^	1,186,987
13,984	Liquidity Services, Inc.*^	316,877

Continued

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value

Common Stocks, continued
Internet Software & Services, continued
26,753	LivePerson, Inc.*	$396,479
12,300	LogMeIn, Inc.*	412,665
56,815	Monster Worldwide, Inc.*	405,091
32,382	NIC, Inc.	805,340
12,602	OpenTable, Inc.*	1,000,221
17,847	Perficient, Inc.*	417,977
15,529	QuinStreet, Inc.*	134,947
7,937	Stamps.com, Inc.*	334,148
13,538	XO Group, Inc.*	201,175

		8,367,942

IT Services (1.9%):
12,686	CACI International, Inc., Class A*	928,869
24,371	Cardtronics, Inc.*	1,058,920
36,472	CIBER, Inc.*	150,994
18,330	CSG Systems International, Inc.	538,902
16,770	Exlservice Holdings, Inc.*	463,187
6,979	Forrester Research, Inc.	267,017
19,969	Heartland Payment Systems, Inc.^	995,255
15,791	iGATE Corp.*	634,167
37,112	Maximus, Inc.	1,632,556
10,430	TeleTech Holdings, Inc.*	249,694
12,763	Virtusa Corp.*	486,143

		7,405,704

Leisure Equipment & Products (0.4%):
7,302	Arctic Cat, Inc.	416,068
40,379	Callaway Golf Co.	340,395
9,429	JAKKS Pacific, Inc.^	63,457
10,478	Sturm, Ruger & Co., Inc.^	765,837

		1,585,757

Life Sciences Tools & Services (0.6%):
38,963	Affymetrix, Inc.*	333,913
16,428	Cambrex Corp.*	292,911
20,186	Luminex Corp.*	391,608
30,597	PAREXEL International Corp.*	1,382,373

		2,400,805

Machinery (3.4%):
39,551	Actuant Corp., Class A	1,449,149
15,281	Albany International Corp., Class A	549,046
10,175	Astec Industries, Inc.	393,060
24,853	Barnes Group, Inc.	952,118
25,792	Briggs & Stratton Corp.	561,234
9,527	CIRCOR International, Inc.	769,591
11,347	EnPro Industries, Inc.*	654,155
14,348	ESCO Technologies, Inc.	491,562
33,948	Federal Signal Corp.*	497,338
14,765	John Bean Technologies Corp.	433,057
6,972	Lindsay Corp.^	576,933
9,064	Lydall, Inc.*	159,708
15,311	Mueller Industries, Inc.	964,746
10,004	Tennant Co.	678,371
29,010	Titan International, Inc.	521,600
30,948	Toro Co.	1,968,293
15,484	Watts Water Technologies, Inc., Class A	957,995

		12,577,956

Shares		Fair Value

Common Stocks, continued
Media (0.7%):
11,505	Digital Generation, Inc.*	$146,689
16,630	E.W. Scripps Co. (The), Class A*	361,204
23,676	Harte-Hanks, Inc.	185,146
76,618	Live Nation, Inc.*	1,513,971
13,993	Scholastic Corp.	475,902

		2,682,912

Metals & Mining (1.5%):
9,233	A.M. Castle & Co.*	136,371
73,935	AK Steel Holding Corp.*^	606,267
13,533	AMCOL International Corp.	459,851
27,749	Century Aluminum Co.*	290,255
35,078	Globe Specialty Metals, Inc.	631,755
6,700	Haynes International, Inc.	370,108
10,161	Kaiser Aluminum Corp.	713,709
11,197	Materion Corp.	345,427
4,924	Olympic Steel, Inc.	142,698
16,550	RTI International Metals, Inc.*	566,176
64,620	Stillwater Mining Co.*	797,411
37,700	SunCoke Energy, Inc.*	859,936

		5,919,964

Multiline Retail (0.2%):
18,582	Fred’s, Inc.	344,139
20,076	Tuesday Morning Corp.*	320,413

		664,552

Multi-Utilities (0.5%):
32,512	Avista Corp.	916,514
20,829	NorthWestern Corp.	902,312

		1,818,826

Oil, Gas & Consumable Fuels (2.1%):
19,051	Approach Resources, Inc.*^	367,494
114,984	Arch Coal, Inc.^	511,679
24,530	C&J Energy Services, Inc.*^	566,643
22,383	Carrizo Oil & Gas, Inc.*	1,002,087
32,983	Cloud Peak Energy, Inc.*	593,694
24,223	Comstock Resources, Inc.	443,039
8,283	Contango Oil & Gas Co.*	391,455
64,800	Forest Oil Corp.*	233,928
12,932	Green Plains Renewable Energy, Inc.	250,751
30,784	Northern Oil & Gas, Inc.*	463,915
19,307	PDC Energy, Inc.*	1,027,518
28,543	Penn Virginia Corp.*	269,160
30,742	PetroQuest Energy, Inc.*	132,805
33,690	Pioneer Energy Services Corp.*	269,857
27,074	Stone Energy Corp.*	936,490
23,602	Swift Energy Co.*^	318,627

		7,779,142

Paper & Forest Products (1.2%):
11,402	Clearwater Paper Corp.*	598,605
6,034	Deltic Timber Corp.	409,950
21,716	KapStone Paper & Packaging Corp.*	1,213,055
8,776	Neenah Paper, Inc.	375,350
23,437	P.H. Glatfelter Co.	647,799
17,004	Schweitzer-Mauduit International, Inc.	875,196
26,872	Wausau Paper Corp.	340,737

		4,460,692

Continued

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value

Common Stocks, continued
Personal Products (0.4%):
9,211	Inter Parfums, Inc.	$329,846
6,900	Medifast, Inc.*	180,297
28,004	Prestige Brands Holdings, Inc.*	1,002,543

		1,512,686

Pharmaceuticals (2.1%):
38,613	Akorn, Inc.*	951,038
5,954	Hi-Tech Pharmacal Co., Inc.*	258,344
35,032	Impax Laboratories, Inc.*	880,704
34,613	Medicines Co. (The)*	1,336,754
30,272	Questcor Pharmaceuticals, Inc.^	1,648,310
33,065	Santarus, Inc.*	1,056,757
35,270	ViroPharma, Inc.*	1,758,211

		7,890,118

Professional Services (1.2%):
7,880	CDI Corp.	146,016
7,111	Exponent, Inc.	550,676
8,718	Heidrick & Struggles International, Inc.	175,581
12,363	Insperity, Inc.	446,675
14,819	Kelly Services, Inc., Class A	369,586
26,794	Korn/Ferry International*	699,859
26,926	Navigant Consulting, Inc.*	516,979
25,075	On Assignment, Inc.*	875,620
21,524	Resources Connection, Inc.	308,439
22,235	Trueblue, Inc.*	573,218

		4,662,649

Real Estate Investment Trusts (REITs) (6.0%):
30,083	Acadia Realty Trust	746,961
8,096	Agree Realty Corp.	234,946
31,146	Associated Estates Realty Corp.^	499,893
50,297	Capstead Mortgage Corp.^	607,588
33,602	Cedar Shopping Centers, Inc.	210,349
11,542	Coresite Realty Corp.	371,537
95,518	Cousins Properties, Inc.	983,835
105,848	DiamondRock Hospitality, Co.	1,222,544
16,584	EastGroup Properties, Inc.	960,711
27,969	EPR Properties	1,374,956
47,209	Franklin Street Properties Corp.	564,148
14,421	Getty Realty Corp.^	264,914
28,587	Government Properties Income Trust	710,387
51,916	Healthcare Realty Trust, Inc.	1,106,330
45,359	Inland Real Estate Corp.	477,177
70,773	Kite Realty Group Trust	464,979
56,285	LaSalle Hotel Properties	1,736,955
96,997	Lexington Realty Trust^	990,339
18,821	LTC Properties, Inc.	666,075
87,493	Medical Properties Trust, Inc.	1,069,164
32,804	Parkway Properties, Inc.^	632,789
36,936	Pennsylvania Real Estate Investment Trust	701,045
29,395	Post Properties, Inc.	1,329,536
10,824	PS Business Parks, Inc.	827,170
20,518	Sabra Health Care REIT, Inc.	536,341
6,886	Saul Centers, Inc.	328,669
17,336	Sovran Self Storage, Inc.	1,129,787
51,158	Tanger Factory Outlet Centers, Inc.	1,638,079
6,520	Universal Health Realty Income Trust	261,191

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
13,353	Urstadt Biddle Properties, Inc., Class A	$246,363

		22,894,758

Real Estate Management & Development (0.1%):
18,876	Forestar Group, Inc.*	401,493

Road & Rail (0.5%):
13,120	Arkansas Best Corp.	441,882
26,215	Heartland Express, Inc.	514,338
32,530	Knight Transportation, Inc.	596,600
13,231	Saia, Inc.*	424,054

		1,976,874

Semiconductors & Semiconductor Equipment (3.6%):
19,926	Advanced Energy Industries, Inc.*	455,508
17,279	ATMI, Inc.*	521,999
36,093	Brooks Automation, Inc.	378,616
12,774	Cabot Microelectronics Corp.*	583,772
11,932	CEVA, Inc.*	181,605
34,389	Cirrus Logic, Inc.*^	702,567
12,619	Cohu, Inc.	132,500
19,714	Diodes, Inc.*	464,462
12,402	DSP Group, Inc.*	120,423
49,722	Entropic Communications, Inc.*	234,191
25,830	Exar Corp.*	304,536
71,751	GT Advanced Technologies, Inc.*^	625,669
17,070	Hittite Microwave Corp.*	1,053,731
33,631	Kopin Corp.*	141,923
41,148	Kulicke & Soffa Industries, Inc.*	547,268
24,989	Micrel, Inc.	246,641
50,883	Microsemi Corp.*	1,269,531
28,825	MKS Instruments, Inc.	863,021
18,831	Monolithic Power Systems, Inc.*	652,682
12,070	Nanometrics, Inc.*	229,934
11,418	Pericom Semiconductor Corp.*	101,163
16,207	Power Integrations, Inc.	904,675
9,736	Rubicon Technology, Inc.*^	96,873
17,753	Rudolph Technologies, Inc.*	208,420
16,756	Sigma Designs, Inc.*	79,088
5,644	Supertex, Inc.*	141,382
26,486	Tessera Technologies, Inc.	522,039
86,979	TriQuint Semiconductor, Inc.*	725,405
15,075	Ultratech, Inc.*	437,175
21,254	Veeco Instruments, Inc.*	699,469

		13,626,268

Software (2.5%):
24,795	Blackbaud, Inc.	933,532
19,926	Bottomline Technologies, Inc.*	720,524
17,232	Ebix, Inc.^	253,655
16,373	EPIQ Systems, Inc.	265,406
8,544	Interactive Intelligence Group*	575,524
10,397	Manhattan Associates, Inc.*	1,221,440
4,897	MicroStrategy, Inc., Class A*	608,403
21,132	Monotype Imaging Holdings, Inc.	673,266
20,245	NetScout Systems, Inc.*	599,050
28,108	Progress Software Corp.*	726,030
16,464	Synchronoss Technologies, Inc.*	511,536
49,955	Take-Two Interactive Software, Inc.*	867,718

Continued

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Software, continued
15,365	Tyler Technologies, Inc.*	$1,569,227
15,684	VASCO Data Security International, Inc.*	121,237

		9,646,548

Specialty Retail (4.5%):
42,521	Aeropostale, Inc.*^	386,516
20,202	Barnes & Noble, Inc.*	302,020
9,611	Big 5 Sporting Goods Corp.	190,490
22,225	Brown Shoe Co., Inc.	625,412
15,179	Buckle, Inc. (The)^	797,808
14,590	Cato Corp.	463,962
12,065	Children’s Place Retail Stores, Inc. (The)*	687,343
19,827	Christopher & Banks Corp.*	169,323
26,604	Finish Line, Inc. (The), Class A	749,435
22,745	Francesca’s Holdings Corp.*	418,735
12,985	Genesco, Inc.*	948,684
11,482	Group 1 Automotive, Inc.	815,452
10,888	Haverty Furniture Co., Inc.	340,794
14,071	Hibbett Sports, Inc.*^	945,712
15,157	Jos. A. Bank Clothiers, Inc.*	829,543
8,139	Kirkland’s, Inc.*	192,650
12,197	Lithia Motors, Inc., Class A	846,716
14,943	Lumber Liquidators Holdings, Inc.*	1,537,484
13,311	MarineMax, Inc.*	214,041
24,587	Men’s Wearhouse, Inc. (The)	1,255,904
16,157	Monro Muffler Brake, Inc.^	910,609
28,835	Pep Boys – Manny, Moe & Jack*	350,057
29,960	Select Comfort Corp.*	631,856
18,502	Sonic Automotive, Inc., Class A	452,929
17,255	Stage Store, Inc.	383,406
15,260	Stein Mart, Inc.	205,247
16,469	Vitamin Shoppe, Inc.*	856,553
17,800	Zale Corp.*	280,706
12,012	Zumiez, Inc.*	312,312

		17,101,699

Textiles, Apparel & Luxury Goods (2.7%):
47,897	Crocs, Inc.*	762,520
66,460	Fifth & Pacific Cos., Inc.*	2,131,371
8,923	G-III Apparel Group, Ltd.*	658,428
27,923	Iconix Brand Group, Inc.*	1,108,543
9,746	Movado Group, Inc.	428,921
7,819	Oxford Industries, Inc.	630,759
6,802	Perry Ellis International, Inc.*	107,404
69,244	Quiksilver Resources, Inc.*	607,270
21,436	Skechers U.S.A., Inc., Class A*	710,175
31,923	Steven Madden, Ltd.*	1,168,063
54,462	Wolverine World Wide, Inc.	1,849,530

		10,162,984

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance (0.8%):
23,411	Bank Mutual Corp.	$164,111
6,528	Bofi Holding, Inc.*	511,991
38,079	Brookline Bancorp, Inc.	364,416
15,900	Dime Community Bancshares	269,028
51,011	Northwest Bancshares, Inc.	753,943
21,283	Oritani Financial Corp.	341,592
28,872	Provident Financial Services, Inc.	557,807
51,240	TrustCo Bank Corp.	367,903

		3,330,791

Tobacco (0.0%):
44,316	Alliance One International, Inc.*	135,164

Trading Companies & Distributors (0.6%):
22,833	Applied Industrial Technologies, Inc.	1,120,872
5,624	Dxp Enterprises, Inc.*	647,885
14,688	Kaman Corp., Class A	583,554

		2,352,311

Water Utilities (0.2%):
20,970	American States Water Co.	602,468

Wireless Telecommunication Services (0.1%):
8,251	NTELOS Holdings Corp.	166,918
11,706	USA Mobility, Inc.	167,161

		334,079

Total Common Stocks (Cost $239,446,279)		375,687,849

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (5.1%):
$19,562,951	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	19,562,951

Total Securities Held as Collateral for Securities on Loan (Cost $19,562,951)		19,562,951

Unaffiliated Investment Company (1.9%):
7,359,945	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	7,359,945

Total Unaffiliated Investment Company (Cost $7,359,945)		7,359,945

Total Investment Securities (Cost $266,369,175)(c) — 105.1%		402,610,745
Net other assets (liabilities) — (5.1)%		(19,458,545)

Net Assets — 100.0%		$383,152,200

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $19,009,149.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(b)	The rate represents the effective yield at December 31, 2013.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2013

Futures Contracts

Cash of $313,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index March Future	Long	3/21/14	73	$8,478,220	$288,141

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$266,369,175

Investment securities, at value*	$402,610,745
Segregated cash for collateral	313,000
Interest and dividends receivable	488,474
Receivable for capital shares issued	230,601
Receivable for variation margin on futures contracts	33,310

Total Assets	403,676,130

Liabilities:
Cash overdraft	10,000
Payable for investments purchased	658,337
Payable for capital shares redeemed	57,187
Payable for collateral received on loaned securities	19,562,951
Manager fees payable	82,652
Administration fees payable	13,685
Distribution fees payable	79,473
Custodian fees payable	5,799
Administrative and compliance services fees payable	1,502
Trustee fees payable	11
Other accrued liabilities	52,333

Total Liabilities	20,523,930

Net Assets	$383,152,200

Net Assets Consist of:
Capital	$232,052,458
Accumulated net investment income/(loss)	2,300,035
Accumulated net realized gains/(losses) from investment transactions	12,269,996
Net unrealized appreciation/(depreciation) on investments	136,529,711

Net Assets	$383,152,200

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,479,081
Net Asset Value (offering and redemption price per share)	$15.65

*	Includes securities on loan of $19,009,149.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$3,837,179
Income from securities lending	384,700

Total Investment Income	4,221,879

Expenses:
Manager fees	843,978
Administration fees	105,939
Distribution fees	811,515
Custodian fees	24,745
Administrative and compliance services fees	6,185
Trustee fees	15,750
Professional fees	16,406
Shareholder reports	24,967
Other expenses	72,357

Total expenses	1,921,842

Net Investment Income/(Loss)	2,300,037

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	19,935,211
Net realized gains/(losses) on futures contracts	1,585,417
Change in net unrealized appreciation/depreciation on investments	85,642,048

Net Realized/Unrealized Gains/(Losses) on Investments	107,162,676

Change in Net Assets Resulting From Operations	$109,462,713

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL Small Cap Stock Index Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,300,037	$3,209,231
Net realized gains/(losses) on investment transactions	21,520,628	6,600,664
Change in unrealized appreciation/depreciation on investments	85,642,048	24,399,020

Change in net assets resulting from operations	109,462,713	34,208,915

Dividends to Shareholders:
From net investment income	(3,162,887)	(945,400)
From net realized gains	(4,536,872)	—

Change in net assets resulting from dividends to shareholders	(7,699,759)	(945,400)

Capital Transactions:
Proceeds from shares issued	47,168,227	46,777,765
Proceeds from dividends reinvested	7,699,759	945,400
Value of shares redeemed	(40,531,433)	(17,828,878)

Change in net assets resulting from capital transactions	14,336,553	29,894,287

Change in net assets	116,099,507	63,157,802
Net Assets:
Beginning of period	267,052,693	203,894,891

End of period	$383,152,200	$267,052,693

Accumulated net investment income/(loss)	$2,300,035	$3,174,061

Share Transactions:
Shares issued	3,497,435	4,374,605
Dividends reinvested	554,338	83,664
Shares redeemed	(3,016,965)	(1,670,421)

Change in shares	1,034,808	2,787,848

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.39	$9.87	$9.90	$7.94	$6.36

Investment Activities:
Net Investment Income/(Loss)	0.09	0.13	0.05	0.07	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	4.50	1.43	(0.03)	1.94	1.54

Total from Investment Activities	4.59	1.56	0.02	2.01	1.58

Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.04)	(0.05)	(0.05)	—
Net Realized Gains	(0.19)	—	—	—	—

Total Dividends	(0.33)	(0.04)	(0.05)	(0.05)	—

Net Asset Value, End of Period	$15.65	$11.39	$9.87	$9.90	$7.94

Total Return(a)	40.62%	15.82%	0.29%	25.49%	24.84%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$383,152	$267,053	$203,895	$199,967	$193,665
Net Investment Income/(Loss)	0.71%	1.33%	0.46%	0.62%	0.68%
Expenses Before Reductions(b)	0.59%	0.61%	0.63%	0.65%	0.67%
Expenses Net of Reductions	0.59%	0.61%	0.62%	0.58%	0.58%
Portfolio Turnover Rate	17%	10%	21%	24%	25%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2013

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $21.6 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $37,992 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2013, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $8.5 million as of December 31, 2013. The monthly average notional amount for these contracts was $6.6 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$288,141	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/ change in unrealized appreciation/ depreciation on investments	$1,585,417	$165,603

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager.

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2013

The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Small Cap Stock Index Fund	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2013, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2014	Total
AZL Small Cap Stock Index Fund	$30,975	$30,975

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $3,992 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$375,687,849	$—	$375,687,849
Securities Held as Collateral for Securities on Loan	—	19,562,951	19,562,951
Unaffiliated Investment Company	7,359,945	—	7,359,945

Total Investment Securities	383,047,794	19,562,951	402,610,745

Other Financial Instruments*
Futures Contracts	288,141	—	288,141

Total Investments	$383,335,935	$19,562,951	$402,898,886

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$62,593,346	$53,873,182

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

18

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2013

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $275,158,621. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$141,852,564
Unrealized depreciation	(14,400,440)

Net unrealized appreciation/(depreciation)	$127,452,124

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$3,162,887	$4,536,872	$7,699,759

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$945,400	$—	$945,400

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Small Cap Stock Index Fund	$4,434,556	$19,213,062	$—	$127,452,124	$151,099,742

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 25, 2014

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 89.73% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $4,536,872.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal

23

standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

26

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® T. Rowe Price Capital Appreciation Fund

(formerly AZL® Davis New York Venture Fund)

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of New Subadvisory Agreement

Approval of Investment Advisory and Subadvisory Agreements—

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

(formerly AZL® Davis New York Venture Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® T. Rowe Price Capital Appreciation Fund returned 29.94%1. That compared to a 32.53% and 32.39% total return for its benchmarks, the Russell 1000® Value Index2 and the S&P 500 Index3, respectively.

The Fund underwent a change in subadvisors on November 16, 2013. On that date the Fund, which previously was named the AZL Davis New York Venture Fund, became known as the AZL T. Rowe Price Capital Appreciation Fund and changed subadvisors to T. Rowe Price. The Fund’s change of subadvisors also led to a change in benchmarks from the Russell 1000® Value Index to the S&P 500 Index.

The U.S. equity market made strong gains during the period as economic data strengthened and unemployment fell to its lowest level since 2008. Corporate fundamentals remained relatively strong, and investors were optimistic about the economy despite uncertainty about fiscal and monetary policies. Markets took the federal government shutdown and debt ceiling brinksmanship of October in stride, and reacted positively to the Federal Reserve’s announcement late in the period that it would begin curtailing its monetary stimulus in January 2014. U.S. bond returns were mixed as longer-term interest rates increased.

Under the previous subadvisor, the Fund measured its performance against the Russell 1000® Value Index. The Fund’s relative returns during this period were hurt by its stock selection in the industrial sector. The Fund’s industrial holdings underperformed the corresponding sector within the benchmark, and an underweight position in the industrial sector also dragged on relative performance as that sector performed well during the period. The Fund’s exposure to shares of certain health care companies also dragged on relative performance under the previous subadvisor. The Fund’s health care holdings underperformed the corresponding sector within the index. An underweight position in the strong-performing health care sector also hurt relative performance.*

Under the previous subadvisor, the Fund benefited from strong stock selection in the financials and consumer discretionary sectors. Overweight positions in these sectors also helped performance compared to the Russell 1000® Value Index.*

Following the November name change and a shift to a new subadvisor, the Fund began measuring its performance against the S&P 500 Index. The Fund’s relative performance through the end of the period was hurt by holdings in the energy sector, due in part to poor performance from companies involved in oil exploration and production. The Fund was also positioned with a reduced cash position in order to allocate a larger share of the Fund’s portfolio to equities and fixed income. The Fund’s overall allocation to fixed income remained unchanged, but the subadvisor shifted assets into U.S. Treasuries and high-yield bonds due to rising Treasury yields.*

The Fund’s investments in health care and information technology stocks benefited relative performance for the period following the subadvisor change through the end of the period. Exposure to industrials, business services, financials and consumer discretionary also contributed to the Fund’s gains during this period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.
[3]	The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

1

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1	3	5	10
	Year	Year	Year	Year
AZL® T. Rowe Price Capital Appreciation Fund	29.94%[1]	11.82%	15.61%	5.86%
Russell 1000® Value Index	32.53%	16.06%	16.67%	7.58%
S&P 500® Index	32.39%	16.18%	17.94%	7.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.08%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index and the S&P 500 Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,129.40	$5.37	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	12.3%
Health Care	11.8
Industrials	9.8
Information Technology	7.9
Consumer Discretionary	7.6
Consumer Staples	6.6
Utilities	5.5
Energy	2.0
Telecommunication Services	1.8
Corporate Bonds	0.1
Materials	— ^

Total Common Stock, Preferred Stock and Private Placements	65.4
Money Market	10.5

Total Investment Securities	75.9
Net other assets (liabilities)	24.1

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (65.2%):
Aerospace & Defense (3.7%):
29,500	Boeing Co. (The)	$4,026,455
135,100	United Technologies Corp.	15,374,380

		19,400,835

Auto Components (2.1%):
85,500	Delphi Automotive plc	5,141,115
24,000	Johnson Controls, Inc.	1,231,200
58,300	TRW Automotive Holdings Corp.*	4,336,937

		10,709,252

Automobiles (0.0%):
2,700	General Motors Co.	110,349

Beverages (0.5%):
32,000	PepsiCo, Inc.	2,654,080

Capital Markets (4.9%):
123,400	Invesco, Ltd.	4,491,760
140,000	State Street Corp.	10,274,600
338,700	TD Ameritrade Holding Corp.	10,377,769

		25,144,129

Commercial Banks (1.3%):
20,600	PNC Financial Services Group, Inc.	1,598,148
128,700	U.S. Bancorp	5,199,480

		6,797,628

Commercial Services & Supplies (1.6%):
113,300	Iron Mountain, Inc.	3,438,655
109,000	Tyco International, Ltd.	4,473,360

		7,912,015

Diversified Financial Services (1.0%):
89,800	JPMorgan Chase & Co.	5,251,504

Electric Utilities (1.3%):
37,700	Edison International	1,745,510
82,400	Entergy Corp.	5,213,448

		6,958,958

Electrical Equipment (0.4%):
13,500	Roper Industries, Inc.	1,872,180

Electronic Equipment, Instruments & Components (0.9%):
85,400	TE Connectivity, Ltd.	4,706,394

Food Products (3.8%):
137,600	General Mills, Inc.	6,867,616
139,500	Mondelez International, Inc., Class A	4,924,350
109,495	Nestle SA, Registered Shares	8,040,056

		19,832,022

Health Care Equipment & Supplies (1.0%):
110,500	DENTSPLY International, Inc.	5,357,040

Health Care Providers & Services (3.4%):
20,000	DaVita, Inc.*	1,267,400
19,600	Henry Schein, Inc.*	2,239,496
16,800	Humana, Inc.	1,734,096
164,100	UnitedHealth Group, Inc.	12,356,730

		17,597,722

Shares		Fair Value
Common Stocks, continued
Household Products (1.1%):
69,400	Procter & Gamble Co. (The)	$5,649,854

Independent Power Producers & Energy Traders (0.3%):
49,100	NRG Energy, Inc.	1,410,152

Industrial Conglomerates (4.0%):
263,600	Danaher Corp.	20,349,920

Insurance (3.4%):
267,300	Marsh & McLennan Cos., Inc.	12,926,628
157,336	XL Group plc, Class B	5,009,578

		17,936,206

Internet Software & Services (1.2%):
5,500	Google, Inc., Class A*	6,163,905

IT Services (3.7%):
15,800	Accenture plc, Class A	1,299,076
237,000	Fiserv, Inc.*	13,994,850
20,500	International Business Machines Corp.	3,845,185

		19,139,111

Life Sciences Tools & Services (3.5%):
165,200	Thermo Fisher Scientific, Inc.	18,395,020

Machinery (0.1%):
18,800	Actuant Corp., Class A	688,832

Media (0.3%):
22,000	Walt Disney Co. (The)	1,680,800

Multiline Retail (1.1%):
30,100	Dollar General Corp.*	1,815,632
69,900	Dollar Tree, Inc.*	3,943,758
1,900	Kohl’s Corp.	107,825

		5,867,215

Multi-Utilities (3.9%):
18,600	Consolidated Edison, Inc.	1,028,208
254,200	PG&E Corp.	10,239,176
300,000	Xcel Energy, Inc.	8,382,000

		19,649,384

Oil, Gas & Consumable Fuels (2.0%):
17,400	Anadarko Petroleum Corp.	1,380,168
50,800	Apache Corp.	4,365,752
13,400	Imperial Oil, Ltd.	592,682
8,500	Pioneer Natural Resources Co.	1,564,595
30,732	Range Resources Corp.	2,591,015

		10,494,212

Paper & Forest Products (0.0%):
488,000	Sino-Forest Corp.*	—

Personal Products (0.2%):
59,100	Avon Products, Inc.	1,017,702

Pharmaceuticals (3.9%):
69,300	Allergan, Inc.	7,697,844
10,400	Perrigo Co. plc	1,595,984
279,000	Pfizer, Inc.	8,545,770
79,300	Zoetis, Inc.	2,592,317

		20,431,915

Continued

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs) (1.6%):
86,600	American Tower Corp.	$6,912,412
10,100	Simon Property Group, Inc.	1,536,816

		8,449,228

Semiconductors & Semiconductor Equipment (2.1%):
103,400	Nxp Semiconductors NV*	4,749,162
147,800	Texas Instruments, Inc.	6,489,898

		11,239,060

Specialty Retail (4.1%):
23,400	AutoZone, Inc.*	11,183,796
17,400	L Brands, Inc.	1,076,190
74,500	Lowe’s Cos., Inc.	3,691,475
37,700	O’Reilly Automotive, Inc.*	4,852,367

		20,803,828

Tobacco (1.0%):
62,300	Philip Morris International, Inc.	5,428,199

Wireless Telecommunication Services (1.8%):
90,800	Crown Castle International Corp.*	6,667,444
28,100	SBA Communications Corp., Class A*	2,524,504

		9,191,948

Total Common Stocks (Cost $315,290,008)		338,290,599

Preferred Stock (0.2%):
Commercial Banks (0.1%):
9,874	U.S. Bancorp, Series F, Preferred Shares	259,686

Electric Utilities (0.1%):
15,000	SCE Trust I, 1.12%	301,500

Total Preferred Stock (Cost $576,426)		561,186

Private Placements (0.7%):
Auto Components (0.0%):
250,000	TRW Automotive, Inc.(c)	252,500

Beverages (0.3%):
750,000	SABMiller Holdings, Inc.(c)	753,714
650,000	SABMiller Holdings, Inc.(c)	648,980

		1,402,694

Media (0.3%):
1,150,000	Univision Communications, Inc.(b)	1,259,249
225,000	Univision Communications, Inc.(c)	240,469

		1,499,718

Oil, Gas & Consumable Fuels (0.1%):
750,000	Targa Resources Partners (b)	671,250

Total Private Placements (Cost $3,867,539)		3,826,162

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bond (0.3%):
Airlines (0.3%):
$885,000	United Airlines, Inc., 4.50%, 1/15/15	1,808,719

Total Convertible Bond (Cost $1,866,444)		1,808,719

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (15.8%):
Airlines (0.1%):
$628,953	U.S. Airways 2010-1A PTT, Series A, 6.25%, 4/22/23	$687,131

Auto Components (0.4%):
2,000,000	Delphi Corp., 5.00%, 2/15/23, Callable 2/15/18 @ 102.5	2,057,500

Capital Markets (1.0%):
1,250,000	E*TRADE Financial Corp., 6.75%, 6/1/16	1,356,249
900,000	E*TRADE Financial Corp., 6.00%, 11/15/17, Callable 11/15/14 @ 103	956,250
1,050,000	E*TRADE Financial Corp., 6.38%, 11/15/19, Callable 11/15/15 @ 104.78	1,127,438
250,000	Ford Motor Credit Co. LLC, 4.25%, 2/3/17	268,942
500,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	579,217
900,000	Legg Mason, Inc., 5.50%, 5/21/19	984,531

		5,272,627

Chemicals (0.1%):
500,000	Kronos, Inc., 10/30/19(a)	504,065

Commercial Banks (0.2%):
750,000	Pinnacle Foods Finance LLC, 3.25%, 4/29/20(a)	748,598
500,000	Pinnacle Foods Finance LLC, 3.25%, 4/29/20(a)	499,030

		1,247,628

Commercial Services & Supplies (0.1%):
500,000	International Lease Finance Corp., 2.19%, 6/15/16(a)	502,500

Diversified Consumer Services (0.1%):
250,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	278,477

Diversified Financial Services (1.0%):
5,000,000	UPC Financing Partnership, 6/30/21(a)	4,990,000

Diversified Telecommunication Services (0.4%):
2,000,000	Telesat Canada, 3/28/19	2,004,160

Food Products (2.1%):
250,000	B&G Foods, Inc., 4.63%, 6/1/21, Callable 6/1/16 @ 103.47	240,000
10,750,000	H.J. Heinz Co., 0.00%, 6/5/20(a)	10,824,820

		11,064,820

Gas Utilities (0.1%):
350,000	EQT Corp., 8.13%, 6/1/19	424,611

Hotels, Restaurants & Leisure (2.3%):
700,000	Cedar Fair, LP, 9.13%, 8/1/18, Callable 8/1/14 @ 104.56	759,500
9,000,000	Dunkin’ Brands, Inc., 5.00%, 2/14/20(a)	9,023,400
1,041,667	Hilton Worldwide Finance LLC , 10/25/20(a)	1,049,479
1,000,000	Wendy’s International, Inc., 3.25%, 5/15/19(a)	1,000,360

		11,832,739

Household Products (0.4%):
1,975,000	Procter & Gamble Co. (The), 3.10%, 8/15/23	1,899,055

Continued

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Machinery (0.4%):
$1,425,000	CNH Capital LLC, 6.25%, 11/1/16	$1,572,844
250,000	Xylem, Inc., 3.55%, 9/20/16	262,589

		1,835,433

Media (0.2%):
250,000	Lamar Media Corp., 5.88%, 2/1/22, Callable 2/1/17 @ 102.94	256,250
270,000	Lamar Media Corp., 5.00%, 5/1/23, Callable 5/1/18 @ 102.5	256,500
750,000	Univision Communications, Inc., 5.13%, 5/15/23, Callable 5/15/18 @ 102.56 (b)	749,063

		1,261,813

Multiline Retail (0.1%):
75,000	Amerigas Finance Corp. LLC, 6.75%, 5/20/20, Callable 5/20/20 @ 103.38	81,938
525,000	Amerigas Finance Corp. LLC, 7.00%, 5/20/22, Callable 5/20/17 @ 103.5	569,625

		651,563

Oil, Gas & Consumable Fuels (2.6%):
500,000	Antero Resources Finance Corp., 6.00%, 12/1/20, Callable 12/1/15 @ 104.03	525,000
1,000,000	Concho Resources, Inc., 7.00%, 1/15/21, Callable 1/15/16 @ 103.5	1,100,000
225,000	Concho Resources, Inc., 6.50%, 1/15/22, Callable 1/15/17 @ 103.25	243,563
100,000	Concho Resources, Inc., 5.50%, 4/1/23, Callable 10/1/17 @ 102.75	103,000
500,000	Energy Transfer Partners LP, 4.15%, 10/1/20, Callable 8/1/20 @ 100	507,291
550,000	Energy Transfer Partners LP, 4.90%, 2/1/24, Callable 11/1/23 @ 100	558,346
1,450,000	EQT Corp., 4.88%, 11/15/21	1,486,990
125,000	Markwest Energy Partners LP, 6.50%, 8/15/21, Callable 2/15/16 @ 103.25	134,375
1,425,000	Markwest Energy Partners LP, 6.25%, 6/15/22, Callable 12/15/16 @ 103.12	1,506,937
875,000	Markwest Energy Partners LP, 5.50%, 2/15/23, Callable 8/15/17 @ 102.75	881,563
1,250,000	Markwest Energy Partners LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	1,171,875
50,000	Range Resources Corp., 6.75%, 8/1/20, Callable 8/1/15 @ 103.38	54,125
2,100,000	Range Resources Corp., 5.75%, 6/1/21, Callable 6/1/16 @ 102.88	2,225,999
2,450,000	Range Resources Corp., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	2,394,874
500,000	Spectra Energy Partners, 4.75%, 3/15/24, Callable 12/15/23 @ 100	509,702

		13,403,640

Pharmaceuticals (0.1%):
570,000	Pfizer, Inc., 0.90%, 1/15/17	567,180

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Real Estate Investment Trusts (REITs) (0.1%):
$300,000	American Tower Corp., 5.00%, 2/15/24	$302,218

Real Estate Management & Development (0.1%):
750,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	720,938

Road & Rail (0.3%):
1,375,000	Burlington North Santa Fe, 3.85%, 9/1/23, Callable 6/1/23 @ 100	1,352,505

Specialty Retail (0.3%):
350,000	L Brands, Inc., 6.90%, 7/15/17	402,500
250,000	L Brands, Inc., 8.50%, 6/15/19	300,000
250,000	L Brands, Inc., 7.00%, 5/1/20	280,625
500,000	L Brands, Inc., 6.63%, 4/1/21	548,750
250,000	L Brands, Inc., 5.63%, 2/15/22	255,625

		1,787,500

Wireless Telecommunication Services (3.3%):
850,000	Crown Castle International Corp., 5.25%, 1/31/19(a)	850,799
675,000	Crown Castle International Corp., 7.13%, 11/1/19, Callable 11/1/14 @ 103.56	727,313
250,000	Crown Castle International Corp., 5.25%, 1/15/23	245,000
5,250,000	Crown Castle Operating Co., 1/31/19(a)	5,254,935
8,000,000	Intelsat Jackson Holding SA, 6/30/19(a)	8,053,759
225,000	SBA Communications Corp., 5.63%, 10/1/19, Callable 10/1/16 @ 102.81	231,750
500,000	SBA Telecommunications, 5.75%, 7/15/20, Callable 7/15/16 @ 102.88	520,000
1,500,000	Sprint Nextel Corp., 9.00%, 11/15/18(a)(b)	1,807,499

		17,691,055

Total Corporate Bonds (Cost $82,677,541)		82,339,158

Foreign Bond (0.2%):
Containers & Packaging (0.2%):
750,000	Rexam plc, 6.75%, 6/29/67, Callable 6/29/17 @ 100+	1,109,071

Total Foreign Bond (Cost $1,086,363)		1,109,071

Yankee Dollars (2.2%):
Commercial Banks (0.3%):
1,225,000	KFW, Series G, 0.50%, 4/19/16	1,210,750

Diversified Financial Services (0.1%):
500,000	Schaeffler Finance BV, 8.50%, 2/15/19, Callable 2/15/15 @ 106.38(b)	562,500

Diversified Telecommunication Services (0.1%):
530,000	Telesat Canada, 6.00%, 5/15/17, Callable 5/15/14 @ 103(c)	551,200

Media (0.0%):
225,000	Unitymedia Hessen, 7.50%, 3/15/19, Callable 3/15/15 @ 103.75(c)	244,688

Continued

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Semiconductors & Semiconductor Equipment (0.3%):
$500,000	NXP Funding BV/NXP Funding LLC, 3.75%, 6/1/18(c)	$503,750
1,000,000	NXP Funding BV/NXP Funding LLC, 5.75%, 3/15/23, Callable 3/15/18 @ 102.88(b)	1,017,500

		1,521,250

Wireless Telecommunication Services (1.4%):
475,000	Intelsat Jackson Holding SA, 8.50%, 11/1/19, Callable 11/1/14 @ 104.25	518,344
1,035,000	Intelsat Jackson Holding SA, 7.25%, 10/15/20, Callable 10/15/15 @ 103.63	1,132,031
1,715,000	Intelsat Jackson Holding SA, 5.50%, 8/1/23, Callable 8/1/18 @ 102.75(b)	1,631,394
480,000	UPCB Finance III, Ltd., 6.63%, 7/1/20, Callable 7/1/15 @ 103.31(b)	510,000
1,525,000	UPCB Finance V, Ltd., 7.25%, 11/15/21, Callable 11/15/16 @ 103.63(b)	1,654,625
1,750,000	UPCB Finance VI, Ltd., 6.88%, 1/15/22, Callable 1/15/17 @ 103.44(b)	1,859,375

		7,305,769

Total Yankee Dollars (Cost $11,479,333)		11,396,157

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations (8.7%):
U.S. Treasury Notes (8.7%)
$10,000,000	0.25%, 10/31/15	$9,985,940
7,600,000	0.63%, 11/15/16	7,576,843
10,525,000	2.50%, 8/15/23	10,107,284
17,750,000	2.75%, 11/15/23	17,364,487

		45,034,554

Total U.S. Treasury Obligations (Cost $45,419,984)		45,034,554

Unaffiliated Investment Company (10.5%):
54,495,463	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	54,495,463

Total Unaffiliated Investment Company (Cost $54,495,463)		54,495,463

Total Investment Securities (Cost $516,759,101)(e) — 103.8%		538,861,069
Net other assets (liabilities) — (3.8)%		(19,613,318)

Net Assets — 100.0%		$519,247,751

Percentages indicated are based on net assets as of December 31, 2013.

*	Non-income producing security.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2013. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.62% of the net assets of the fund.

(d)	The rate represents the effective yield at December 31, 2013.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2013

Options Contracts

At December 31, 2013, the Fund’s open written exchange-traded options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
79	On Accenture plc, Strike @ 80 EXP 1/17/15	$(60,435)
79	On Accenture plc, Strike @ 85 EXP 1/17/15	(41,080)
56	On Apache Corp., Strike @ 100 EXP 1/16/15	(18,900)
26	On Apache Corp., Strike @ 105 EXP 1/16/15	(6,110)
26	On Apache Corp., Strike @ 97.5 EXP 1/16/15	(10,465)
103	On IBM Corp., Strike @ 185 EXP 1/16/15	(153,470)
102	On IBM Corp., Strike @ 190 EXP 1/16/15	(127,245)
42	On Philip Morris International, Inc., Strike @ 95 EXP 1/17/15	(7,203)
114	On Philip Morris International, Inc., Strike @ 97.5 EXP 1/17/15	(13,908)
252	On Procter & Gamble Co. (The), Strike @ 85 EXP 1/17/15	(82,530)
100	On United Technologies Corp., Strike @ 105 EXP 1/18/14	(88,500)

Total Call Options (Premiums Received $538,931)		$(609,846)

At December 31, 2013, the Fund’s open written over-the counter options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
46	On Apache Corp., Strike @ 90 EXP 1/17/14, with JPMorgan Chase	$(1,079)
23	On Apache Corp., Strike @ 95 EXP 1/16/15, with Morgan Stanley	(11,135)
220	On Lowe’s Cos., Inc., Strike @ 45 EXP 1/17/14, with JPMorgan Chase	(99,741)
55	On Lowe’s Cos., Inc., Strike @ 46 EXP 1/17/14, with JPMorgan Chase	(24,935)
153	On Lowe’s Cos., Inc., Strike @ 55 EXP 1/16/15, with JPMorgan Chase	(38,862)
155	On Procter & Gamble Co. (The), Strike @ 90 EXP 1/16/15, with JPMorgan Chase	(20,351)
21	On Simon Property Group, Inc., Strike @ 165 EXP 1/16/15, with JPMorgan Chase	(11,069)
38	On Simon Property Group, Inc., Strike @ 170 EXP 1/16/15, with JPMorgan Chase	(15,090)
21	On Simon Property Group, Inc., Strike @ 175 EXP 1/16/15, with JPMorgan Chase	(6,224)
21	On Simon Property Group, Inc., Strike @ 180 EXP 1/16/15, with JPMorgan Chase	(4,602)
206	On Walt Disney Co. (The), Strike @ 70 EXP 1/17/14, with JPMorgan Chase	(130,313)

Total Call Options (Premiums Received $287,655)		$(363,401)

See accompanying notes to the financial statements.

8

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$516,759,101

Investment securities, at value	$538,861,069
Interest and dividends receivable	1,421,161
Foreign currency, at value (cost $19,617)	19,614
Receivable for investments sold	1,297,978
Reclaims receivable	63,207

Total Assets	541,663,029

Liabilities:
Payable for investments purchased	20,614,526
Payable for capital shares redeemed	343,977
Written Options (Proceeds received $826,586)	973,247
Manager fees payable	305,676
Administration fees payable	19,904
Distribution fees payable	109,170
Custodian fees payable	8,256
Administrative and compliance services fees payable	2,105
Trustee fees payable	16
Other accrued liabilities	38,401

Total Liabilities	22,415,278

Net Assets	$519,247,751

Net Assets Consist of:
Capital	$428,681,182
Accumulated net investment income/(loss)	2,093,377
Accumulated net realized gains/(losses) from investment transactions	66,510,219
Net unrealized appreciation/(depreciation) on investments	21,962,973

Net Assets	$519,247,751

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,789,428
Net Asset Value (offering and redemption price per share)	$15.84

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$6,944,584
Interest	247,030
Income from securities lending	26,888
Foreign withholding tax	(125,602)

Total Investment Income	7,092,900

Expenses:
Manager fees	3,665,064
Administration fees	159,101
Distribution fees	1,221,688
Custodian fees	27,063
Administrative and compliance services fees	8,848
Trustee fees	22,868
Professional fees	23,515
Shareholder reports	38,072
Other expenses	14,674

Total expenses before reductions	5,180,893
Less expenses voluntarily waived/reimbursed by the Manager	(244,345)
Less expenses paid indirectly	(12,209)

Net expenses	4,924,339

Net Investment Income/(Loss)	2,168,561

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	209,333,841
Change in net unrealized appreciation/depreciation on investments	(86,896,119)

Net Realized/Unrealized Gains/(Losses) on Investments	122,437,722

Change in Net Assets Resulting From Operations	$124,606,283

See accompanying notes to the financial statements.

9

Statements of Changes in Net Assets

	AZL T. Rowe Price Capital Appreciation Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,168,561	$4,582,220
Net realized gains/(losses) on investment transactions	209,333,841	28,087,137
Change in unrealized appreciation/depreciation on investments	(86,896,119)	12,117,176

Change in net assets resulting from operations	124,606,283	44,786,533

Dividends to Shareholders:
From net investment income	(4,077,861)	(1,461,106)

Change in net assets resulting from dividends to shareholders	(4,077,861)	(1,461,106)

Capital Transactions:
Proceeds from shares issued	44,380,761	46,062,456
Proceeds from dividends reinvested	4,077,861	1,461,106
Value of shares redeemed	(70,733,204)	(34,497,076)

Change in net assets resulting from capital transactions	(22,274,582)	13,026,486

Change in net assets	98,253,840	56,351,913
Net Assets:
Beginning of period	420,993,911	364,641,998

End of period	$519,247,751	$420,993,911

Accumulated net investment income/(loss)	$2,093,377	$4,077,842

Share Transactions:
Shares issued	3,126,962	3,892,925
Dividends reinvested	276,465	120,454
Shares redeemed	(4,879,004)	(2,961,396)

Change in shares	(1,475,577)	1,051,983

See accompanying notes to the financial statements.

10

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.29		$10.98	$11.57	$10.59	$8.09

Investment Activities:
Net Investment Income/(Loss)	0.07		0.13	0.09	0.14	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	3.60		1.22	(0.58)	1.10	2.41

Total from Investment Activities	3.67		1.35	(0.49)	1.24	2.57

Dividends to Shareholders From:
Net Investment Income	(0.12)		(0.04)	(0.10)	(0.26)	(0.07)

Total Dividends	(0.12)		(0.04)	(0.10)	(0.26)	(0.07)

Net Asset Value, End of Period	$15.84		$12.29	$10.98	$11.57	$10.59

Total Return(a)	29.94	%(d)	12.32%	(4.20)%	12.05%	31.83%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$519,248		$420,994	$364,642	$425,305	$573,305
Net Investment Income/(Loss)	0.44%		1.14%	0.71%	0.55%	1.72%
Expenses Before Reductions(b)	1.06%		1.07%	1.10%	1.08%	1.11%
Expenses Net of Reductions	1.01%		1.02%	1.06%	1.03%	1.06%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.01%		1.03%	1.06%	1.03%	1.06%
Portfolio Turnover Rate	122	%(e)	24%	11%	14%	23%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	During the year ended December 31, 2013, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%.

(e)	Effective November 15, 2012, the Subadviser changed from Davis Selected Advisors, LP to T. Rowe Price Associates, Inc. Costs of purchase and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2013 as compared to prior years.

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (formerly the AZL Davis New York Venture Fund) (the “Fund”), and 28 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $4.8 million for the year ended December 31, 2013. At December 31, 2013, there were no securities on loan.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,655 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2013, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

The Fund had the following transactions in written call and put options during the year ended December 31, 2013:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—		$—
Options written	(1,938)		(826,586)
Options exercised
Options expired	—		-
Options closed	—		-

Options outstanding at December 31, 2013	(1,938)		$(826,586)

13

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Contracts	Investment securities, at value (purchased options)	$—	Written options	$973,247

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on options contracts / change in unrealized appreciation/depreciation on investments	$—	$(146,661)

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2013. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013.

As of December 31, 2013, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Option contracts	$—	$973,247

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	973,247
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(620,981)

Total assets and liabilities subject to a MNA	$—	$352,266

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
JPMorgan Chase	$352,266	$—	$—	$—	$352,266

Total	$352,266	$—	$—	$—	$352,266

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement effective November 15, 2013 with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to November 15, 2013, the Fund was subadvised by Davis Selected Advisors, L.P. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $6,101 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Food Products	$11,791,966	$8,040,056	$19,832,022
All Other Common Stocks+	318,458,577	—	318,458,577
Preferred Stock+	561,186	—	561,186
Private Placements+	—	3,826,162	3,826,162
Convertible Bond+	—	1,808,719	1,808,719
Corporate Bonds+	—	82,339,158	82,339,158
Foreign Bond+	—	1,109,071	1,109,071
Yankee Dollars+	—	11,396,157	11,396,157
U.S. Treasury Obligations	—	45,034,554	45,034,554
Unaffiliated Investment Company	54,495,463	—	54,495,463

Total Investment Securities	$385,307,192	$153,553,877	$538,861,069

Written Call Options	—	(146,661)	(146,661)

Total Investments	$385,307,192	$153,407,216	$538,714,408

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL T. Rowe Price Capital Appreciation Fund	$553,670,756	$617,345,992

For the year ended December 31, 2013, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL T. Rowe Price Capital Appreciation Fund	$100,512,387	$54,868,109

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2013 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Principal Amount	Fair Value	Percentage of Net Assets
NXP Funding BV/NXP Funding LLC, 3.75%, 6/1/18	12/2/13	$505,000	$500,000	$503,750	0.10%
SABMiller Holdings, Inc., 2.20%, 8/1/18	12/2/13	653,809	650,000	648,980	0.12%
SABMiller Holdings, Inc., 0.93%, 8/1/18	12/19/13	756,908	750,000	753,714	0.15%
Telesat Canada, 6.00%, 5/15/17, Callable 5/15/14 @ 103.00	12/6/13	553,544	530,000	551,200	0.11%
TRW Automotive, Inc., 4.50%, 3/1/21	12/2/13	258,953	250,000	252,500	0.05%
Unitymedia Hessen, 7.50%, 3/15/19, Callable 3/15/15 @ 103.75	12/12/13	245,813	225,000	244,688	0.05%
Univision Communications, Inc., 6.88%, 5/15/19, Callable 5/15/15 @ 103.44	12/11/13	242,438	225,000	240,469	0.05%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $516,844,829. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$25,547,012
Unrealized depreciation	(3,530,772)

Net unrealized appreciation/(depreciation)	$22,016,240

During the year ended December 31, 2013, the Fund utilized $139,138,286 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$4,077,861	$—	$4,077,861

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2013

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$1,461,106	$—	$1,461,106

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL T. Rowe Price Capital Appreciation Fund	$68,689,324	$—	$—	$21,877,245	$90,566,569

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL T. Rowe Price Capital Appreciation Fund (formerly AZL Davis New York Venture Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

Approval of New Subadvisory Agreement — September 11, 2013 (Unaudited)

At an in person meeting of the Board of Trustees (the “Board” or the “Trustees”) of Allianz Variable Insurance Products Trust (the “Trust”) held on September 11, 2013 the Board considered a recommendation by Allianz Investment Management LLC (the “Manager”), the investment manager to the AZL Davis New York Venture Fund (the “Fund”), to (a) approve a subadvisory agreement (the “T. Rowe Price Agreement”) between the Manager and T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price would replace Davis Selected Advisers, L.P. (“Davis”) as subadviser to the Fund, and to terminate the subadvisory agreement (the “Davis Agreement”) between the Manager and Davis, and (b) change the name of the Fund to “AZL T. Rowe Price Capital Appreciation Fund.” At the September 11 meeting, the Board voted unanimously to approve the T. Rowe Price Agreement, which became effective as to the Fund on November 15, 2013. At the meeting, the Board reviewed materials furnished by the Manager pertaining to T. Rowe Price and the T. Rowe Price Agreement.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser. As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadviser, the Manager reviewed and evaluated Davis’s management of the Fund, with a focus on the Fund’s investment performance in relation to its benchmark.

The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the T. Rowe Price Agreement for the Fund in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, and are not employees of or affiliated with the Fund, the Manager, Davis or T. Rowe Price. At least annually, the Board receives from experienced counsel who are independent of the Manager a memorandum discussing the legal standards for the Board’s consideration of proposed investment advisory or subadvisory agreements. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the T. Rowe Price Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the Davis Agreement and determined that the T. Rowe Price Agreement was reasonable and in the best interests of the Fund, and approved T. Rowe Price as the Fund’s new subadviser. The Board’s decision to approve the T. Rowe Price Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve T. Rowe Price, the Board considered the reputation, financial strength and resources of T. Rowe Price, and the experience and reputation of its portfolio management team to be involved with the Fund. The Board also considered T. Rowe Price’s investment philosophy and process, particularly in the balanced funds area. The Board also considered the fact that Davis had managed the Fund as a large-cap value fund, whereas T. Rowe Price will manage the Fund as a balanced fund, with investments divided between equity, fixed income and other securities. In connection with the subadviser change, the investment objective of the Fund will change from “seeks long-term growth of capital,” to “seeks long-term capital appreciation with preservation of capital as an important intermediate-term objective.” The Board determined that, based upon the Manager’s report, the proposed change to T. Rowe Price as the subadviser likely would benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that T. Rowe Price was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that T. Rowe Price could provide were at a level at least equal to the services provided by Davis; that the services contemplated by the T. Rowe Price Agreement are substantially the same as those provided under the Davis Agreement; that the T. Rowe Price Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that T. Rowe Price is staffed with qualified personnel and has significant research capabilities; and that the investment performance of T. Rowe Price in managing a similar fund, as discussed below, is at least satisfactory.

(2) The investment performance of T. Rowe Price. The Board received information about the performance of T. Rowe Price in managing a balanced fund that is generally comparable to the Fund. The performance information, which covered the ten years ending June 30, 2013, included returns, risk, tracking error, performance versus a benchmark (a 60%/40% composite of the S&P 500 and Barclay’s Aggregate Index) and performance rankings relative to a peer group of comparable funds. The Board noted, for example, that, while past performance is not a guarantee of future results, the T. Rowe Price-managed fund (which has been managed by personnel and pursuant to the process which will be used for the Fund) significantly outperformed the Fund and the benchmark over the two-, three-, five-, seven- and ten-year periods ended June 30, 2013.

(3) The costs of services to be provided and profits to be realized by T. Rowe Price from its relationship with the Fund. The Board compared the fee schedule in the T. Rowe Price Agreement to the fee schedule in the Davis Agreement. The Board noted that the fee schedules in both agreements require that the Manager pay the subadviser an annual fee on average daily net assets. The Board noted that the fee schedule in the T. Rowe Price Agreement was the result of arm’s-length negotiation between the Manager and T. Rowe Price. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) was in the 63rd percentile in the category of balanced funds. Based upon its review, the Board concluded that the fees proposed to be paid to T. Rowe Price were reasonable. As of September 11, 2013, T. Rowe Price had not begun to act as subadviser to the Fund, and therefore no estimated profitability information for acting as subadviser to the Fund was received.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the T. Rowe Price Agreement contains breakpoints that reduce the fee rate on assets above $250 million. The Board also noted that the Fund had approximately $421 million in net assets at December 31, 2012. The Board considered the possibility that T. Rowe Price, or the Manager, may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees also noted that the fee schedule for the Fund in the Management Agreement with the Manager does not contain breakpoints, and that Manager has agreed to reduce its Management Fee on a temporary basis to 0.70% of average daily net assets. Manager also has agreed to “cap” the Fund’s expenses at certain levels, which could

22

have the effect of reducing expenses as does the advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to consider whether or not to reapprove the T. Rowe Price Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the T. Rowe Price Agreement was acceptable.

Approval of Investment Advisory and Subadvisory Agreements — October 22, 2013 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting

23

held October 22, 2013. The Agreements were approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, 12 Funds were in the top 40%, eight were in the middle 20% and eight were in the bottom 40%, and for the one year period ended June 30, 2013, 8 Funds were in the top 40%, seven were in the middle 20%, and 14 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2013, 10 Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2013, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2013 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings below the 65th percentile (with 20 Funds at or below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (3) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 72nd percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio has declined, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

24

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $12.85 billion, and that no single non-money market Fund had assets in excess of $616 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

26

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2013	2012
(a) Audit Fees	$370,000	$387,500
(b) Audit-Related Fees	$11,500	$5,500

Audit-related fees for both years relate to the consent issuance in two Form N-14 filings and the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”).

	2013	2012
(c) Tax Fees	$68,975	$76,418

Tax fees for both years relate to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	2013	2012
(d) All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)

Not applicable

4(g)

2013	2012
$80,475	$81,915

4(h)

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date	February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Muench
Brian Muench, President

Date	February 27, 2014

By (Signature and Title)*	/s/ Ty Edwards
Ty Edwards, Treasurer

Date	February 27, 2014